UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA	19428
(Address of principal executive offices)	(Zip code)

Eric Miller

1200 River Road

Suite 1000

Conshohocken, Pennsylvania 19428

(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

Core Equity Series
8	Gartmore Large Cap Value Fund
15	Gartmore Mid Cap Growth Fund
21	Gartmore Small Cap Fund

Core Fixed Income Series
40	Gartmore Bond Fund
49	Gartmore Enhanced Income Fund
59	Gartmore Government Bond Fund
66	Gartmore Short Duration Bond Fund
72	Gartmore Tax-Free Income Fund

101	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust and Gartmore Morley Capital Management, Inc. (the “Advisers”), investment advisers to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset class than their large-cap and even mid-cap counterparts. This means that more

2	Annual Report 2006

opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

2006 Annual Report	3

Message to Shareholders

Continued

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term, risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed- market

4	Annual Report 2006

country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be volatile and carry high transaction costs.

While the Gartmore Bond Fund, the Gartmore Government Bond Fund, the Gartmore Short Duration Bond Fund and the Gartmore Enhanced Income Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

For some investors, income from the Gartmore Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a non-diversified one.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Views expressed within are as of the date noted and are subject to change at any time.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nwdfunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Key Investment Terminology

In an effort to help you better understand the many concepts involved in annual reports, we have defined the following terms:

Common stock—securities representing shares of ownership of a corporation.

2006 Annual Report	5

Message to Shareholders

Continued

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Equity securities—securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Large-cap companies—companies whose market capitalization is similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2005.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Mid-cap companies—companies whose market capitalization is similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

Small-cap companies—companies whose market capitalization similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Asset-backed securities—fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Commercial paper—short-term debt instruments, usually unsecured, issued by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory and is acquired at either a discount or is interest bearing.

Corporate bonds—debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Duration—related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Fixed-income securities—securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade—the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

High-yield bonds—fixed-income securities rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds”. They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

U.S. government agency securities—debt securities issued and/or guaranteed as to principal and interest by U.S.

6	Annual Report 2006

government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities—debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

2006 Annual Report	7

Gartmore Large Cap Value Fund

For the annual period ended Oct. 31, 2006, the Gartmore Large Cap Value Fund (Class A at NAV) returned 20.81% versus 21.46% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large Cap-Value Funds (consisting of 492 funds as of Oct. 31, 2006) was 17.73%.

The U.S. large-capitalization equity market was strong during the reporting period. Large-cap value stocks, as measured by the Russell 1000 Value Index, outperformed large-cap growth stocks, as measured by the Russell 1000® Growth Index, returning 21.46% versus 10.84%, respectively. U.S. equity markets surged during the second half of the reporting period. The key influences were the nearly 25% decline in oil prices and the 30% decline in gasoline prices, reduced inflation expectations (as seen by the almost 50-basis-point rally in longer-term Treasuries) and, last of all, robust earnings reports from the largest S&P 500® Index constituents.

Stock selection continued to drive Fund performance, with the strongest results coming from the financials, information technology and telecommunications services sectors. Within the financials sector, the Fund’s stock selection was strongest in the thrifts and mortgage finance industry. Among the Fund’s information technology issues, Hewlett Packard Co., a leading maker of personal computers and printers, was the standout performer. Hewlett Packard was bolstered by its ability to gain market share in the PC space. In addition, it demonstrated its ability to effectively leverage Wal-Mart’s retail distribution networks. In the telecom services sector, AT&T Inc. and BellSouth were the Fund’s star performers. This is mostly the result of the market reacting favorably to BellSouth’s agreement to be bought by AT&T. The two companies are perceived to have a cost structure and customer base that can be better leveraged as a combined entity.

Fund returns were challenged in the energy, industrials and consumer staples sectors. Valero Energy Corp., YRC Worldwide Inc. and Pilgrim’s Pride Corp. were three of the main detractors from portfolio performance. Since Valero is predominantly a marketer of refined petroleum products, its shares suffered during the third-quarter 2006 when oil and gasoline prices dropped over 20%. YRC Worldwide was impacted by the market’s rotation out of freight transportation companies amid uncertainty over how long cyclical upturn in the U.S. economy might last. During the first-quarter of 2006, Pilgrim Pride was impacted by the uncertainty surrounding Avian Bird Influenza, and the extent to which customers would be willing to purchase Pilgrim’s packaged chicken products.

The Fund is positioned to perform in a stock market that rewards investing in undervalued companies—those that are experiencing improving fundamentals. During the reporting period, the market seemed to reward value-oriented investment strategies. Within our macroeconomic sector framework, value factors were the leading contributors to model performance in three out of four of our categories. In interest-rate-sensitive stocks, low forward price-to-earnings ratios and the absence of downward earnings-estimate revisions were the most effective factors. In our high-growth area, high earnings quality and low forward price-to-earnings ratios yielded the strongest results. In the steady growth area, positive one-month earnings-estimate changes and low trailing price-to-earnings ratios worked best. Finally, within cyclical stocks high analyst estimate agreement and low financial leverage were winning strategies. As a result, we have begun to place more emphasis on valuation in our investment process. We continue to believe that a sound value investment philosophy should be coupled with a focus on earnings momentum; however, current market conditions and our disciplined process have us placing more emphasis on valuation at present.

We continue to focus on delivering competitive, active large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Given the high-profile nature of large-cap value stocks, achieving outperformance can be a challenge. We believe that the best route to success is adherence to our investment decision-making process.

Portfolio Manager:

Peter Cahill, CFA

8	Annual Report 2006

Fund Performance	Gartmore Large Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	20.81%	11.45%	7.44%
	w/SC3	13.88%	10.14%	6.65%
Class B	w/o SC2	20.06%	10.78%	6.66%
	w/SC4	15.06%	10.51%	6.66%
Class C5	w/o SC2	20.11%	10.79%	6.69%
	w/SC6	19.11%	10.79%	6.69%
Class R7,8		20.69%	11.15%	6.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000 Value Index. The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	9

Shareholder Expense Example	Gartmore Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Large Cap Value Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,075.00	$7.17	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.09	$6.99	1.37%
Class B	Actual		$1,000.00	$1,072.00	$10.29	1.97%
	Hypothetical	[1]	$1,000.00	$1,015.07	$10.06	1.97%
Class C	Actual		$1,000.00	$1,072.00	$10.34	1.98%
	Hypothetical	[1]	$1,000.00	$1,015.02	$10.11	1.98%
Class R	Actual		$1,000.00	$1,074.00	$8.26	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.04	$8.06	1.58%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2006

Portfolio Summary	Gartmore Large Cap Value Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.5%
Repurchase Agreements	4.0%
Other Investments*	6.7%
Liabilities in excess of other assets**	-9.2%

100.0%

Top Industries
Oil & Gas	13.1%
Banks	11.9%
Diversified Financials	11.5%
Insurance	8.2%
Pharmaceuticals	6.3%
Telecommunications	5.9%
Electric Utilities	5.7%
Media	3.4%
Financial—Investment Banker/Broker	3.1%
Retail	3.0%
Other Assets	27.9%

100.0%

Top Holdings***
Exxon Mobil Corp.	5.5%
Pfizer, Inc.	4.3%
Bank of America Corp.	3.7%
Citigroup, Inc.	3.0%
J.P. Morgan Chase & Co.	2.4%
ChevronTexaco Corp.	2.3%
Morgan Stanley Dean Witter & Co.	2.1%
ConocoPhillips	2.0%
Bellsouth Corp.	1.9%
American International Group, Inc.	1.9%
Other Assets	70.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	11

Statement of Investments

October 31, 2006

Gartmore Large Cap Value Fund

Common Stocks (98.5%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.8%)
Northrop Grumman Corp.	3,900	$258,921

Banks (11.9%)
Bank of America Corp.	21,218	1,143,014
IndyMac Bancorp, Inc. (c)	5,300	240,885
KeyCorp	7,800	289,692
PNC Bank Corp.	6,000	420,180
U.S. Bancorp	15,800	534,672
Wachovia Corp.	10,400	577,200
Wells Fargo Co.	14,500	526,205

		3,731,848

Capital Goods (1.5%)
Cummins Engine, Inc.	2,600	330,148
Teleflex, Inc.	2,000	124,400

		454,548

Chemicals (0.7%)
Ashland, Inc.	3,700	218,670

Communications Equipment (0.8%)
Motorola, Inc.	10,200	235,212

Computer Services (0.5%)
FactSet Research Systems, Inc.	3,100	157,790

Computers & Peripherals (2.0%)
DST Systems, Inc. (b)	3,300	203,907
Hewlett-Packard Co.	10,500	406,770

		610,677

Diversified Financials (11.5%)
Citigroup, Inc.	18,460	925,954
Countrywide Credit Industries, Inc.	9,298	354,440
Fannie Mae	6,000	355,560
Goldman Sachs Group, Inc.	2,000	379,580
J.P. Morgan Chase & Co.	16,028	760,368
Merrill Lynch & Co., Inc.	1,900	166,098
Morgan Stanley Dean Witter & Co.	8,800	672,584

		3,614,584

Electric Utilities (5.7%)
American Electric Power Co., Inc.	5,900	244,437
Dominion Resources, Inc.	2,000	161,980
Emerson Electric Co.	2,000	168,800

	Shares or Principal Amount	Value

Electric Utilities (continued)
FirstEnergy Corp.	8,300	$488,455
FPL Group, Inc.	6,500	331,500
MDU Resources Group, Inc. (c)	7,650	196,452
Public Service Enterprise Group, Inc.	3,100	189,255

		1,780,879

Electronics – Military (0.7%)
L-3 Communications Holdings, Inc.	2,900	233,508

Fertilizers (0.9%)
Scotts Co. (The) (c)	5,900	291,814

Financial – Investment Banker/Broker (3.1%)
Capital One Financial Corp.	1,900	150,727
Cit Group, Inc.	3,900	202,995
Lehman Brothers Holdings, Inc.	5,600	435,904
New Century Financial Corp. (c)	4,200	165,396

		955,022

Food & Beverages (2.4%)
Archer-Daniels-Midland Co.	5,700	219,450
Coca-Cola Co.	6,900	322,368
Hormel Foods Corp.	5,800	209,438

		751,256

Gas Utilities (1.3%)
Sempra Energy	7,900	419,016

Household Durables (0.7%)
Whirlpool Corp.	2,400	208,632

Household Products (2.4%)
Colgate-Palmolive Co.	2,700	172,719
Procter & Gamble Co.	8,900	564,171

		736,890

Insurance (8.2%)
American International Group, Inc.	8,650	581,021
Chubb Corp. (The)	4,300	228,545
CIGNA Corp.	3,400	397,732
Hartford Financial Services Group, Inc.	5,100	444,567
MetLife, Inc.	7,500	428,475
St. Paul Travelers Cos., Inc. (The)	9,700	495,961

		2,576,301

12	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Media (3.4%)
News Corp.	18,800	$391,980
Time Warner, Inc.	14,100	282,141
Walt Disney Co. (The)	12,200	383,812

		1,057,933

Metals (0.4%)
Reliance Steel & Aluminum Co.	3,900	133,965

Multi-Sector Companies (1.6%)
General Electric Co.	14,200	498,562

Music (0.7%)
Warner Music Group Corp.	8,000	207,440

Oil & Gas (13.1%)
ChevronTexaco Corp.	10,500	705,600
ConocoPhillips	10,400	626,496
Exxon Mobil Corp.	24,200	1,728,363
Frontier Oil Corp. (c)	5,300	155,820
Marathon Oil Corp.	3,500	302,400
Sunoco, Inc.	2,000	132,260
Tesoro Petroleum Corp.	2,700	172,638
Valero Energy Corp.	5,200	272,116

		4,095,693

Packaging & Containers (0.5%)
Sonoco Products Co. (c)	4,800	170,304

Paper & Related Products (0.6%)
MeadWestvaco Corp.	6,500	178,880

Pharmaceuticals (6.3%)
Merck & Co., Inc.	7,600	345,192
Pfizer, Inc.	51,100	1,361,815
Wyeth	5,400	275,562

		1,982,569

Real Estate Investment Trusts (2.0%)
Mack-Cali Realty Corp.	5,500	290,950
Weinharten Realty Investors (c)	7,300	339,450

		630,400

Restaurants (1.0%)
Darden Restaurants, Inc.	3,700	155,030
McDonald’s Corp.	3,800	159,296

		314,326

	Shares or Principal Amount	Value

Retail (3.0%)
Brunswick Corp.	5,500	$173,250
CVS Corp.	9,000	282,420
Dillard’s, Inc.	8,300	250,411
V.F. Corp.	3,000	228,030

		934,111

Schools (0.7%)
Laureate Education, Inc. (b) (c)	4,200	221,424

Semiconductor Components – Integrated Circuits (0.5%)
Integrated Device Technology, Inc. (b)	10,300	163,255

Services (1.0%)
Manpower, Inc.	4,700	318,519

Steel (0.6%)
Steel Dynamics, Inc.	2,900	174,319

Telecommunications (5.9%)
AT&T Inc.	15,800	541,150
Bellsouth Corp.	13,300	599,830
Qwest Communications International, Inc. (b)	25,200	217,476
Verizon Communications, Inc.	13,300	492,100

		1,850,556

Tobacco (1.3%)
Altria Group, Inc.	4,900	398,517

Transportation (0.8%)
YRC Worldwide, Inc. (b) (c)	6,700	259,558

Total Common Stocks		30,825,899

Repurchase Agreements (4.0%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $639,528, collateralized by U.S. Government Agency Mortgages with a market value of $652,226	$639,436	639,436

2006 Annual Report	13

Statement of Investments (Continued)

October 31, 2006

Gartmore Large Cap Value Fund (Continued)

Repurchase Agreements (continued)

	Principal Amount	Value

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $610,604, collateralized by U.S. Government Agency Mortgages with a market value of $622,727	$610,516	$610,516

Total Repurchase Agreements		1,249,952

Short-Term Securities Held as Collateral For Securities on Loan (6.7%)
Beta Finance, Inc. Medium Term Note, 5.37%, 11/01/06	300,000	300,000
Unicredito Italiano Bank (IRE) PLC, Medium Term Note, 5.33%, 11/09/06	200,000	200,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $1,602,477, collateralized by U.S. Government Agency Mortgages with a market value of $1,634,285	1,602,240	1,602,240

Total Short-Term Securities Held as Collateral for Securities on Loan		2,102,240

Value

Total Investments (Cost $29,720,160) (a) — 109.2%	$34,178,091

Liabilities in excess of other assets — (9.2)%	(2,869,832)

NET ASSETS — 100.0%	$31,308,259

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.

See notes to financial statements.

14	Annual Report 2006

Gartmore Mid Cap Growth Fund

For the annual period ended Oct. 31, 2006, the Gartmore Mid Cap Growth Fund (Class A at NAV) returned 13.51% versus 14.51% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 611 funds as of Oct. 31, 2006) was 11.52%.

During the period, equity markets closely followed the flow of economic data. This data suggested that the economy is slowing and that the string of interest rate hikes by the Federal Reserve is most likely over. This environment could lead to future valuation multiple expansion for equities; thus investors pushed stocks higher led by the large capitalization stocks. The strong performance of large company stocks proved challenging for mid-capitalization equity mangers. As measured by the Russell Midcap Growth Index, the Index underperformed its larger counterpart, the S&P 500® Index, by a sizable margin. Macroeconomic concerns played a key role in this underperformance. Despite falling oil prices and a pause in interest-rate action by the Federal Reserve Board, concerns about inflation and future U.S. economic growth caused investors to seek larger companies because they tend to do well when the economy is slowing.

The Fund’s performance trailed that of the benchmark Index for the latter half of the reporting period. Detractors from Fund performance during the reporting period included Multi-Fineline Electronix, Inc. (printed circuits), NAVTEQ Corp. (technology) and ResMed Inc. (medical products and services). Multi-Fineline and NAVTEQ reported disappointing financial results, and ResMed (medical products and services) experienced what we believe to be temporary softness in sales.

The largest contributors to Fund performance during the reporting period included Crocs, Inc. (shoe manufacturer), IntercontinentalExchange (financial services) and Abercrombie & Fitch (retail). All three firms benefited from strong operational performance.

The Fund’s positioning remains relatively the same as it was throughout the reporting period. Our portfolio remains underweight in consumer staples, industrials and health care, and it is overweight in technology, financials and telecommunications services. Currently, our largest positions are Office Depot, Inc.(retail), ResMed (medical products and services) and XTO Energy Inc. (oil&gas). The positioning of the Fund portfolio is a direct result of our bottom-up, fundamental research process.

Our outlook for the mid-cap market remains positive, and we have several reasons for our optimism. First, increasingly we are finding good earnings growth companies with solid balance sheets trading at attractive valuations. Second, the steep decline in the prices of energy and raw materials is likely to temper the degree of moderation in economic growth through year-end. Finally, the combination of a moderating economy and attractive valuations is likely to further fuel merger-and-acquisition activity, providing a solid underpinning for equity valuations.

Portfolio Manager:

Robert D. Glise, CFA

2006 Annual Report	15

Fund Performance	Gartmore Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A2	w/o SC3	13.51%	16.96%
	w/SC4	6.97%	15.27%
Class B2	w/o SC3	12.68%	16.35%
	w/SC5	7.68%	16.04%
Class C2	w/o SC3	12.68%	16.35%
	w/SC6	11.68%	16.35%
Class R2,7		13.27%	16.82%
Institutional Class[7]		13.80%	17.24%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth—an unmanaged index of medium-size U.S. companies with a capitalization range of $1.4 billion to $18.6 billion as of October 31, 2006, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2006

Shareholder Expense Example	Gartmore Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Mid Cap Growth Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$982.40	$7.10	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.84	$7.25	1.42%
Class B	Actual		$1,000.00	$979.10	$10.77	2.16%
	Hypothetical	[1]	$1,000.00	$1,014.11	$11.02	2.16%
Class C	Actual		$1,000.00	$979.10	$10.77	2.16%
	Hypothetical	[1]	$1,000.00	$1,014.11	$11.02	2.16%
Class R	Actual		$1,000.00	$980.60	$8.59	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Institutional Class	Actual		$1,000.00	$983.70	$5.80	1.16%
	Hypothetical	[1]	$1,000.00	$1,019.15	$5.92	1.16%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	17

Portfolio Summary	Gartmore Mid Cap Growth Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	95.9%
Repurchase Agreements	1.4%
Other assets in excess of liabilities	2.7%

100.0%
Top Industries
Computer Software & Services	9.6%
Retail	8.5%
Financial Services	7.2%
Oil & Gas	7.2%
Telecommunications	6.4%
Medical Products & Services	6.0%
Consumer Products	5.8%
Electronics	4.7%
Construction	4.2%
Consumer & Commercial Services	4.2%
Other Assets	36.2%

100.0%

Top Holdings*
Office Depot, Inc.	2.2%
XTO Energy, Inc.	2.1%
ResMed, Inc.	2.1%
L-3 Communications Holdings, Inc.	2.0%
Alliance Data Systems Corp.	1.9%
Comverse Technology, Inc.	1.9%
W.R. Berkley Corp.	1.9%
NII Holdings, Inc.	1.9%
Network Appliance, Inc.	1.8%
Amdocs Ltd. – GG	1.7%
Other Assets	80.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

18	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Mid Cap Growth Fund

Common Stocks (95.9%)

	Shares or Principal Amount	Value

Aerospace & Defense (2.0%)
L-3 Communications Holdings, Inc.	1,780	$143,326

Auction Houses & Art Dealers (0.9%)
Ritchie Brothers Auctioneers, Inc. — CA	1,250	68,163

Audio & Video Products (1.1%)
Harman International Industries	800	81,880

Banks (1.2%)
East West Bancorp, Inc.	2,420	88,354

Business Consulting (1.4%)
SAIC, Inc. (b)	4,890	97,800

Business Services (2.3%)
Copart, Inc. (b)	2,380	68,853
Corporate Executive Board Co.	1,040	93,413

		162,266

Computer Hardware (1.5%)
Logitech International — CH (b)	4,210	111,355

Computer Software & Services (9.6%)
Akamai Technologies, Inc. (b)	1,240	58,106
F5 Networks, Inc. (b)	1,380	91,342
FactSet Research Systems, Inc.	1,660	84,494
Intuit, Inc. (b)	2,370	83,661
Micros Systems, Inc. (b)	1,740	86,443
Network Appliance, Inc. (b)	3,560	129,940
Research In Motion Ltd. — CA (b)	700	82,236
Satyam Computer Services Ltd. — IN	3,520	77,827

		694,049

Construction (4.2%)
Beacon Roofing Supply, Inc. (b)	3,870	76,626
D.R. Horton, Inc.	2,273	53,256
Florida Rock Industries, Inc.	1,850	79,365
Pool Corp.	2,340	95,894

		305,141

Consumer & Commercial Services (4.2%)
Alliance Data Systems Corp. (b)	2,300	139,656
Dun & Bradstreet Corp. (b)	1,200	92,688
Heartland Payment Systems, Inc.	2,640	70,541

		302,885

	Shares or Principal Amount	Value

Consumer Products (5.8%)
Ecolab, Inc.	1,970	$89,340
Fortune Brands, Inc.	920	70,794
Gildan Activewear, Inc., Class A — CA (b)	1,540	78,586
Jarden Corp. (b)	2,525	90,849
Nutri/System, Inc. (b)	1,410	86,969

		416,538

Electronics (4.7%)
Diodes, Inc. (b)	2,021	89,005
FLIR Systems, Inc. (b)	2,670	85,280
Jabil Circuit, Inc.	2,610	74,933
Microchip Technology, Inc.	2,710	89,240

		338,458

Energy (1.4%)
Headwaters, Inc. (b)	4,190	103,703

Financial Services (7.2%)
Affiliated Managers Group, Inc. (b)	720	72,101
Chicago Mercantile Exchange	140	70,140
Intercontinental Exchange, Inc. (b)	1,240	104,680
Investors Financial Services Corp.	1,530	60,160
SEI Investments Co.	2,070	116,499
TD Ameritrade Holding Corp. (b)	5,850	96,350

		519,930

Gaming & Leisure (2.6%)
Penn National Gaming, Inc. (b)	3,250	118,852
Shuffle Master, Inc. (b)	2,420	67,712

		186,564

Healthcare (3.8%)
Express Scripts, Inc. (b)	1,320	84,110
Patterson Cos., Inc. (b)	2,550	83,768
St. Jude Medical, Inc. (b)	3,160	108,546

		276,424

Insurance (3.1%)
Brown & Brown, Inc.	3,000	87,780
W.R. Berkley Corp.	3,755	138,409

		226,189

Machinery (1.0%)
Graco, Inc.	1,770	72,145

2006 Annual Report	19

Statement of Investments (Continued)

October 31, 2006

Gartmore Mid Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Medical Products & Services (6.0%)
Fisher Scientific International, Inc. (b)	1,410	$120,724
QIAGEN N.V. (b)	5,030	79,524
ResMed, Inc. (b)	3,490	153,525
VCA Antech, Inc. (b)	2,380	77,041

		430,814

Oil & Gas (7.2%)
EOG Resources, Inc.	1,490	99,130
Patterson-UTI Energy, Inc.	3,840	89,088
TETRA Technologies, Inc. (b)	2,850	73,815
World Fuel Services Corp.	2,350	101,097
XTO Energy, Inc.	3,300	153,978

		517,108

Pharmaceuticals (2.8%)
Barr Pharmaceuticals, Inc. (b)	1,850	96,885
Waters Corp. (b)	2,040	101,592

		198,477

Retail (8.5%)
Abercrombie & Fitch Co.	1,360	104,244
Bed, Bath & Beyond, Inc. (b)	2,330	93,876
Coach, Inc. (b)	2,610	103,460
J. Crew Group, Inc. (b)	2,600	80,184
Office Depot, Inc. (b)	3,800	159,562
Williams-Sonoma, Inc.	2,200	74,822

		616,148

Semiconductors (3.4%)
Marvell Technology Group Ltd. — BM (b)	4,860	88,841
MEMC Electronic Materials, Inc. (b)	1,570	55,735
Tessera Technologies, Inc. (b)	2,820	98,446

		243,022

Telecommunications (6.4%)
Amdocs Ltd. — GG (b)	3,150	122,094
Comverse Technology, Inc. (b)	6,410	139,546
NeuStar, Inc. (b)	2,160	63,115
NII Holdings, Inc. (b)	2,110	137,213

		461,968

	Shares or Principal Amount	Value

Transportation (2.5%)
American Commercial Lines, Inc. (b)	1,077	$69,090
Expeditors International of Washington, Inc.	810	38,402
Oshkosh Truck Corp.	1,600	72,336

		179,828

Waste Disposal (1.1%)
Stericycle, Inc. (b)	1,140	80,608

Total Common Stocks		6,923,143

Repurchase Agreements (1.4%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $51,893, collateralized by U.S. Government Agency Mortgages with a market value of $52,924	$51,886	51,886

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $49,547, collateralized by U.S. Government Agency Mortgages with a market value of $50,531	49,540	49,540

Total Repurchase Agreements		101,426

Total Investments (Cost $6,143,953) (a) — 97.3%		7,024,569

Other assets in excess of liabilities — 2.7%		196,779

NET ASSETS — 100.0%		$7,221,348

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

BM	Bermuda
CA	Canada
CH	Switzerland
GG	Guernsey
IN	India

See notes to financial statements.

20	Annual Report 2006

Gartmore Small Cap Fund

For the annual period ended Oct. 31, 2006, the Gartmore Small Cap Fund (Class A at NAV) returned 30.98% versus 19.98% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%.

Small-capitalization stocks continued their dominance over large- and mid-cap stocks during the reporting period. The exception to that trend occurred during May through July, when small-cap stocks declined sharply and investors became concerned about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at its August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

The Fund benefited significantly from favorable stock selection in information technology, industrials and health care. In technology, two of the Fund’s standout performers were webMethods, Inc. and Integrated Device Technology, Inc. In the case of webMethods, a provider of enterprise application integration software, the company reported very strong financial results for the fourth quarter of 2005 and the first quarter of 2006; therefore, we closed out the Fund’s position. Integrated Device Technology, a provider of integrated circuits, was aided by cost-cutting associated with a recent merger and also by some favorable product cycles, we no longer hold this position. In the industrials sector, the stock price of the Fund’s holding in The GEO Group, Inc., a private-sector prison company, more than doubled as the demand for prison space remained high. Williams Scotsman International, Inc., a modular building provider, was another contributor to Fund performance. We continue to hold positions in The GEO Group and Williams Scotsman International.

Materials and energy were the sectors that had the biggest negative impact on performance versus the benchmark. In materials, chemical conglomerate Chemtura Corp. fell sharply as some of the company’s restructuring initiatives failed to gain traction. In the energy sector, the Fund was hurt by its exposure to Warren Resources, Inc., an oil and natural gas producer encountered various operational problems.

We remain positive about the prospects for small-cap stocks. Despite the group’s strong returns during the past six years, valuations are roughly comparable to what they were in 1999 because earnings have risen along with share prices. Furthermore, we foresee a healthy level of mergers-and-acquisitions activity in the group, since many larger companies have ample cash on their balance sheets, and small caps are common takeover targets.

Portfolio Managers:

Charles Purcell, CFA; William Gerlach, CFA; and Gary Haubold, CFA

2006 Annual Report	21

Fund Performance	Gartmore Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	30.98%	20.29%	14.75%
	w/SC3	23.42%	18.87%	13.90%
Class B	w/o SC2	30.16%	19.55%	14.04%
	w/SC4	25.16%	19.35%	14.04%
Class C5	w/o SC2	30.17%	19.54%	14.06%
	w/SC6	29.17%	19.54%	14.06%
Class R7,9		30.87%	19.91%	14.26%
Institutional Service Class[9]		31.64%	20.59%	15.00%
Institutional Class[8,9]		31.52%	20.60%	15.01%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22	Annual Report 2006

Shareholder Expense Example	Gartmore Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Small Cap Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,045.40	$7.11	1.38%
	Hypothetical	[1]	$1,000.00	$1,018.04	$7.04	1.38%
Class B	Actual		$1,000.00	$1,042.00	$10.65	2.07%
	Hypothetical	[1]	$1,000.00	$1,014.56	$10.57	2.07%
Class C	Actual		$1,000.00	$1,041.90	$10.65	2.07%
	Hypothetical	[1]	$1,000.00	$1,014.56	$10.57	2.07%
Class R	Actual		$1,000.00	$1,044.30	$8.97	1.74%
	Hypothetical	[1]	$1,000.00	$1,016.23	$8.88	1.74%
Institutional Service Class	Actual		$1,000.00	$1,046.30	$6.55	1.27%
	Hypothetical	[1]	$1,000.00	$1,018.60	$6.48	1.27%
Institutional Class	Actual		$1,000.00	$1,047.70	$5.52	1.07%
	Hypothetical	[1]	$1,000.00	$1,019.61	$5.46	1.07%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	23

Portfolio Summary	Gartmore Small Cap Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	95.7%
Repurchase Agreements	5.9%
Exchange-Traded Fund	0.5%
Other Investments*	1.6%
Liabilities in excess of other assets**	-3.7%

100.0%

Top Industries
Computer Software & Services	10.6%
Financial Services	6.0%
Insurance	5.4%
Banking	5.4%
Retail	4.5%
Medical	4.2%
Oil & Gas	3.9%
Semiconductors	3.8%
Construction & Building Materials	3.8%
Real Estate Investment Trusts	3.7%
Other Assets	48.7%

100.0%

Top Holdings***
Deerfield Triarc Capital Corp.	1.6%
Owens-Illinois, Inc.	1.3%
SVB Financial Group	1.3%
Guitar Center, Inc.	1.3%
Great Wolf Resorts, Inc.	1.2%
Navigant Consulting Co.	1.2%
Ariba, Inc.	1.2%
WebMethods, Inc.	1.1%
Euronet Worldwide, Inc.	1.1%
Williams Scotsman International, Inc.	1.1%
Other Assets	87.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

24	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Small Cap Fund

Common Stocks (95.7%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.7%)
MTC Technologies, Inc. (b)	163,416	$3,699,738

Aircraft Parts (0.4%)
Hexcel Corp. (b)	141,203	2,286,077

Airlines (1.1%)
JetBlue Airways Corp. (b)	158,660	1,992,770
UAL Corp. (b)	119,740	4,303,455

		6,296,225

Apparel (1.8%)
Foot Locker, Inc.	104,810	2,430,544
Hot Topic, Inc. (b) (c)	239,230	2,418,615
Pacific Sunwear of California, Inc. (b)	197,043	3,471,898
The Warnaco Group, Inc. (b) (c)	85,629	1,818,760

		10,139,817

Auto Parts & Equipment (0.3%)
CSK Auto Corp. (b)	109,940	1,715,064

Banking (5.4%)
Accredited Home Lenders Holding Co. (b)	54,120	1,656,072
Boston Private Financial Holdings, Inc.	168,936	4,669,391
Cadence Financial Corp.	263,605	5,403,903
Dime Community Bancshares	43,317	604,272
First Commonwealth Financial Corp.	157,224	2,102,085
Mainsource Financial Group, Inc.	81,534	1,482,288
Placer Sierra Bancshares	86,871	2,060,580
SVB Financial Group (b)	153,926	7,083,675
UCBH Holdings, Inc.	122,046	2,091,868
Wintrust Financial Corp.	58,858	2,840,487

		29,994,621

Building Materials (0.6%)
Hovnanian Enterprises, Inc., Class A (b)	61,860	1,908,381
KB Home	36,370	1,634,468

		3,542,849

	Shares or Principal Amount	Value

Business Services & Equipment (3.3%)
Administaff, Inc.	63,496	$2,187,437
Ariba, Inc. (b)	857,041	6,470,660
Ciber, Inc. (b)	169,864	1,163,568
Gevity HR, Inc.	153,860	3,477,236
Hudson Highland Group, Inc. (b)	78,020	912,054
John H. Harland Co.	104,658	4,279,466

		18,490,421

Chemicals (1.3%)
Chemtura Corp.	439,981	3,775,037
Huntsman Corp. (b)	99,004	1,709,799
Schawk, Inc., Class A	101,322	1,909,920

		7,394,756

Coal (0.5%)
Alpha Natural Resources (b)	43,500	692,085
Arch Coal, Inc.	56,482	1,955,972

		2,648,057

Commercial Services (0.3%)
DynCorp International, Inc. (b) (c)	173,891	1,825,856

Computer Software & Services (10.6%)
Agile Software Corp. (b)	709,890	4,784,658
CACI International, Inc., Class A (b)	75,800	4,361,532
CheckFree Corp. (b)	91,190	3,600,181
Citrix Systems, Inc. (b)	143,810	4,246,709
Compuware Corp. (b)	755,348	6,072,997
Corel Corp. — CA (b)	313,367	3,917,088
Foundry Networks, Inc. (b)	254,891	3,226,920
Neoware, Inc. (b)	297,533	3,561,470
Quest Software, Inc. (b)	184,230	2,713,708
SI International, Inc. (b)	46,760	1,550,562
SPSS, Inc. (b) (c)	129,410	3,580,775
TIBCO Software, Inc. (b)	184,427	1,705,950
Vignette Corp. (b)	265,228	4,323,216
WebMethods, Inc. (b) (c)	843,796	6,345,345
WebSideStory, Inc. (b)	232,214	3,030,393
Witness Systems, Inc. (b)	120,570	2,138,912

		59,160,416

2006 Annual Report	25

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (3.8%)
Beazer Homes USA, Inc.	24,710	$1,070,931
H&E Equipment Services, Inc. (b)	167,120	4,483,830
Martin Marietta Materials, Inc.	39,492	3,475,296
RPM International, Inc.	153,043	2,930,773
Superior Well Services, Inc. (b)	6,800	164,152
Technical Olympic USA, Inc.	246,110	2,731,821
Williams Scotsman International, Inc. (b) (c)	259,453	6,104,930

		20,961,733

Consulting Services (0.6%)
LECG Corp. (b)	170,148	3,350,214

Consumer Goods & Services (0.8%)
R. H. Donnelley Corp.	74,871	4,508,732

Containers (1.3%)
Owens-Illinois, Inc. (b)	431,293	7,159,464

Correctional Institutions (0.3%)
Geo Group, Inc. (b)	42,533	1,616,235

Defense (0.6%)
Kaman, Class A	170,646	3,479,472

Distribution (1.0%)
Bell Microproducts, Inc. (b) (c)	788,470	5,314,288

Drugs (0.2%)
CV Therapeutics (b)	65,500	848,225

Electric Utilities (0.7%)
CMS Energy Corp. (b)	155,691	2,318,239
ITC Holdings Corp.	48,420	1,719,878

		4,038,117

Electronics (3.6%)
Arrow Electronics, Inc. (b)	161,230	4,812,716
Celestica, Inc. — CA (b)	98,964	972,816
EDO Corp.	188,000	4,495,080
Hubbell, Inc., Class B	108,479	5,371,880
Integrated Silicon Solution, Inc. (b)	167,588	886,541
Jabil Circuit, Inc.	44,640	1,281,614
Microsemi Corp. (b)	113,320	2,221,072

		20,041,719

	Shares or Principal Amount	Value

Energy (0.2%)
Evergreen Energy, Inc. (b)	91,000	$1,169,350

Engineering (0.5%)
The Shaw Group, Inc. (b) (c)	107,282	2,849,410

Entertainment (2.0%)
Carmike Cinemas, Inc.	80,573	1,607,431
Emmis Communications Corp. (b)	241,430	2,979,246
Great Wolf Resorts, Inc. (b)	506,208	6,661,698

		11,248,375

Financial Services (6.0%)
Cowen Group, Inc. (b)	301,834	4,361,501
Euronet Worldwide, Inc. (b)	205,460	6,106,270
IntercontinentalExchange, Inc. (b)	18,930	1,598,071
KKR Financial Corp.	109,248	2,931,124
Nasdaq Stock Market, Inc. (b)	115,594	4,130,174
Sanders Morris Harris Group Inc.	489,040	5,751,109
Senior Housing Properties Trust	56,933	1,305,474
South Financial Group, Inc.	41,804	1,109,060
Thomas Weisel Partners Group, Inc. (b)	323,772	5,183,590
United PanAm Financial Corp. (b)	95,045	1,235,585

		33,711,958

Food & Related (1.3%)
Performance Food Group Co. (b)	117,566	3,417,644
Smithfield Foods, Inc. (b)	147,670	3,969,369

		7,387,013

Gaming & Leisure (1.0%)
Boyd Gaming Corp.	79,826	3,150,732
Shuffle Master, Inc. (b)	91,196	2,551,664

		5,702,396

Healthcare (2.3%)
Brookdale Senior Living, Inc.	21,516	1,035,350
Capital Senior Living Corp. (b) (c)	49,400	471,770
Covance, Inc. (b)	50,704	2,966,184
Five Star Quality Care (b)	467,563	4,820,574
Hythiam, Inc. (b)	438,361	3,563,875

		12,857,753

26	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (5.4%)
Arthur J. Gallagher & Co.	93,490	$2,603,697
Aspen Insurance Holdings Ltd.	238,510	5,919,817
Conseco, Inc. (b)	134,025	2,726,069
Endurance Specialty Holdings Ltd.	118,752	4,233,509
First Mercury Financial Corp. (b)	71,070	1,471,149
Phoenix Cos., Inc. (The)	119,444	1,891,993
PMI Group, Inc. (The)	89,618	3,822,208
U.S.I. Holdings Corp. (b)	185,254	2,951,096
United Fire & Casualty Co.	133,518	4,723,866

		30,343,404

Internet (0.3%)
Corillian Corp. (b)	554,515	1,646,910

Machinery (0.5%)
Blount International, Inc. (b)	250,680	2,744,946

Management Consulting Services (1.2%)
Navigant Consulting Co. (b)	363,810	6,479,456

Manufacturing (1.8%)
Barnes Group, Inc.	118,053	2,366,963
Ceradyne, Inc. (b)	104,730	4,320,112
Knoll, Inc.	120,810	2,392,038
Pall Corp.	33,467	1,067,597

		10,146,710

Medical (4.2%)
Adolor Corp. (b)	93,276	1,278,814
Community Health Systems, Inc. (b)	19,100	619,795
Cutera, Inc. (b)	19,752	562,734
I-FLOW Corp. (b)	150,000	2,326,500
Immucor, Inc. (b)	51,342	1,413,445
Iridex Corp. (b)	275,504	2,686,164
LHC Group, Inc. (b)	177,222	4,363,207
Momenta Pharmaceuticals, Inc. (b)	140,894	2,099,321
Neurometrix, Inc. (b)	103,594	1,687,546
Nighthawk Radiology Holdings, Inc. (b)	137,500	2,798,125
Northstar Neuroscience, Inc. (b)	28,800	432,576
Osiris Therapeutics, Inc. (b) (c)	51,000	785,910
Sun Healthcare Group, Inc. (b)	37,080	485,006

	Shares or Principal Amount	Value

Medical (continued)
The Spectranetics Corp. (b) (c)	140,982	$1,750,996

		23,290,139

Metals (0.3%)
Coeur d’Alene Mines Corp. (b)	329,800	1,616,020

Motion Picture & Video Production (0.6%)
DreamWorks Animation SKG, Inc. (b)	120,511	3,187,516

Newspapers (0.3%)
GateHouse Media, Inc. (b) (c)	88,700	1,902,615

Oil & Gas (3.9%)
ATP Oil & Gas Corp. (b)	8,500	365,415
Atwood Oceanics, Inc. (b)	33,200	1,533,840
Aurora Oil & Gas Corp. (b)	50,210	155,651
Cabot Oil & Gas Corp.	28,840	1,525,924
Denbury Resources, Inc. (b)	17,758	510,365
Energy Transfer Equity	40,060	1,161,740
EXCO Resources, Inc. (b)	60,220	871,986
Exploration Company of Delaware (b)	30,800	340,956
Geomet, Inc. (b) (c)	63,496	713,060
Hiland Holdings GP, LP (b)	120,900	2,900,391
Ivanhoe Energy, Inc. — CA (b)	320,579	445,605
McMoRan Exploration Co. (b)	56,800	858,816
Newfield Exploration Co. (b)	22,200	905,538
Parallel Petroleum (b)	126,768	2,567,052
Particle Drilling Technologies, Inc. (b)	46,200	123,354
Range Resources Corp.	12,500	339,375
Superior Energy Services, Inc. (b) (c)	26,767	837,807
Swift Energy Co. (b)	57,319	2,677,944
Transglobe Energy Corp. — CA (b)	145,507	669,332
Universal Compression Partners LP (b)	28,870	704,717
W&T Offshore, Inc. (c)	53,659	1,812,064

		22,020,932

Paper & Related Products (0.6%)
Smurfit-Stone Container Corp. (b)	325,544	3,470,299

2006 Annual Report	27

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Pharmaceuticals (0.9%)
Acadia Pharmaceuticals, Inc. (b)	281,839	$2,671,834
Alnylam Pharmaceuticals, Inc. (b)	63,138	1,245,081
Human Genome Sciences, Inc. (b)	34,520	460,842
Nuvelo, Inc. (b)	28,203	520,063

		4,897,820

Radio (0.4%)
Entercom Communications Corp.	72,273	1,999,794

Real Estate Investment Trusts (3.7%)
American Financial Realty Trust (c)	175,975	2,053,628
Deerfield Triarc Capital Corp.	595,881	8,854,791
Douglas Emmett, Inc. (b)	43,910	1,047,254
Hersha Hospitality Trust	194,123	2,127,588
Lexington Corporate Properties Trust	131,322	2,797,159
The Mills Corp.	103,340	1,888,022
Trammell Crow Co. (b) (c)	40,928	1,995,240

		20,763,682

Restaurants (3.0%)
CBRL Group, Inc.	75,105	3,297,861
Cheesecake Factory, Inc. (The) (b)	121,170	3,423,053
Lone Star Steakhouse & Saloon, Inc. (c)	182,630	4,985,799
Ruth’s Chris Steak House, Inc. (b)	260,910	5,137,317

		16,844,030

Retail (4.5%)
99 Cents Only Stores (b)	396,450	4,753,436
Callaway Golf Co.	298,148	4,004,128
Central Garden & Pet Co. (b)	47,985	2,397,810
Elizabeth Arden, Inc. (b)	194,320	3,388,941
Guitar Center, Inc. (b)	161,760	7,015,531
New York & Co., Inc. (b)	123,703	1,608,139
Urban Outfitters, Inc. (b)	100,596	1,760,430

		24,928,415

Semiconductors (3.8%)
Advanced Analogic Technologies, Inc. (b)	376,920	2,344,442
Avnet, Inc. (b)	127,212	3,012,380

	Shares or Principal Amount	Value

Semiconductors (continued)
DSP Group, Inc. (b)	208,051	$4,518,868
Emulex Corp. (b)	130,550	2,454,340
Photronics, Inc. (b)	199,919	2,796,867
Silicon Laboratories, Inc. (b)	106,676	3,480,838
Skyworks Solutions, Inc. (b)	394,786	2,617,431

		21,225,166

Services (0.4%)
Plexus Corp. (b)	103,470	2,268,062

Steel Producers (0.5%)
Reliance Steel & Aluminum Co.	79,070	2,716,055

Telecommunications (3.5%)
ADC Telecommunications, Inc. (b)	168,460	2,410,663
Andrew Corp. (b) (c)	491,119	4,547,761
C&D Technologies, Inc. (c)	913,459	4,530,757
Ciena Corp. (b)	73,270	1,722,578
Cincinnati Bell, Inc. (b)	880,839	4,131,135
NTELOS Holdings Corp. (b)	146,814	2,059,800

		19,402,694

Theaters (0.8%)
Regal Entertainment Group, Class A	221,470	4,591,073

Transportation (1.8%)
Aircastle Ltd.	11,363	366,002
Greenbrier Cos., Inc. (The)	115,459	4,329,713
Omega Navigation Enterprises, Inc., Class A	91,567	1,455,915
RailAmerica, Inc. (b)	312,070	3,654,340
StealthGas, Inc.	13,865	175,115

		9,981,085

Water Treatment Systems (0.3%)
Basin Water, Inc. (b)	175,250	1,461,585

Wireless Equipment (0.5%)
Powerwave Technologies, Inc. (b)	418,571	2,724,898

Total Common Stocks		534,091,657

28	Annual Report 2006

Repurchase Agreements (5.9%)

	Shares or Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $16,885,536, collateralized by U.S. Government Agency Mortgages with a market value of $17,220,802	$16,883,111	$16,883,111
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $16,121,826 collateralized by U.S. Government Agency Mortgages with a market value of $16,441,929	16,119,511	16,119,511

Total Repurchase Agreements		33,002,622

Exchange-Traded Fund (0.5%)

iShares Russell 2000 Index Fund	35,570	2,707,233

Total Exchange-Traded Fund		2,707,233

Short-Term Securities Held as Collateral for Securities on Loan (1.6%)

	Principal Amount	Value
ASIF Global Funding XV Note, 5.38%, 11/01/06	$2,000,932	$2,000,932
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $6,880,001, collateralized by U.S. Government Agency Mortgages with a market value of $7,016,564	6,878,984	6,878,984

Total Short-Term Securities Held as Collateral for Securities on Loan		8,879,916

Total Investments (Cost $559,670,882) (a) — 103.7%		578,681,428

Liabilities in excess of other assets — (3.7)%		(20,352,146)

NET ASSETS — 100.0%		$558,329,282

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of security was on loan as of October 31, 2006.

CA	Canada

See notes to financial statements.

2006 Annual Report	29

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
Assets:
Investments, at value (cost $26,867,968; $6,042,527; and $519,789,276; respectively)*	$31,325,899	$6,923,143	$538,799,822
Repurchase agreements, at cost and value**	2,852,192	101,426	39,881,606

Total Investments	34,178,091	7,024,569	578,681,428

Interest and dividends receivable	34,591	1,898	279,584
Receivable for capital shares issued	145,081	4,361	13,585,348
Receivable for investments sold	5,739,132	170,621	12,003,922
Prepaid expenses	8,439	28,984	33,843

Total Assets:	40,105,334	7,230,433	604,584,125

Liabilities:
Payable to custodian	—	—	2,063,276
Payable for investments purchased	531,460	—	29,429,850
Payable for capital shares redeemed	6,112,699	2,987	5,324,779
Payable for return of collateral received for securities on loan	2,102,240	—	8,879,916
Accrued expenses and other payables
Investment advisory fees	23,145	2,582	315,771
Fund administration and transfer agent fees	1,441	654	9,148
Distribution fees	12,327	1,154	158,464
Administrative servicing fees	5,717	512	32,746
Trustee fees	5	1	36
Compliance program fees (Note 3)	283	8	2,400
Other	7,758	1,187	38,457

Total Liabilities:	8,797,075	9,085	46,254,843

Net Assets	$31,308,259	$7,221,348	$558,329,282

Represented by:
Capital	$22,573,147	$5,868,831	$511,837,504
Accumulated net investment income (loss)	59,409	—	—
Accumulated net realized gains (losses) on investment and futures transactions	4,217,772	471,901	27,481,232
Net unrealized appreciation (depreciation) on investments	4,457,931	880,616	19,010,546

Net Assets	$31,308,259	$7,221,348	$558,329,282

*	Includes securities held as collateral for securities on loan of $500,000; $0; and $2,000,932; respectively.
**	Includes securities held as collateral for securities on loan of $1,602,240; $0; and $6,878,984; respectively.

See notes to financial statements.

30	Annual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
Net Assets:
Class A Shares	$23,752,997		$2,405,449		$376,717,976
Class B Shares	1,587,540		220,396		11,701,269
Class C Shares	5,966,114		540,940		115,137,782
Class R Shares	1,608		1,515		1,431,424
Institutional Service Class Shares	—		—		11,945,314
Institutional Class Shares	—		4,053,048		41,395,517

Total	$31,308,259		$7,221,348		$558,329,282

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,581,034		143,586		17,682,799
Class B Shares	107,256		13,456		582,087
Class C Shares	404,598		33,025		5,717,411
Class R Shares	109		91		70,075
Institutional Service Class Shares	—		—		549,987
Institutional Class Shares	—		239,355		1,905,395

Total	2,092,997		429,513		26,507,754

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.02		$16.75		$21.30
Class B Shares (a)	$14.80		$16.38		$20.10
Class C Shares (b)	$14.75		$16.38		$20.14
Class R Shares	$14.81	(c)	$16.67	(c)	$20.43
Institutional Service Class Shares	$—		$—		$21.72
Institutional Class Shares	$—		$16.93		$21.73

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$15.94		$17.77		$22.60

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	31

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
INVESTMENT INCOME:
Interest income	$17,064	$10,899	$390,365
Dividend income	882,762	39,352	2,235,778
Income from securities lending	3,524	—	139,984

Total Income	903,350	50,251	2,766,127

Expenses:
Investment advisory fees	262,617	46,187	1,722,854
Fund administration and transfer agent fees	48,427	10,091	273,987
Distribution fees Class A	71,115	5,495	302,514
Distribution fees Class B	14,676	1,984	61,743
Distribution fees Class C	51,006	4,333	436,948
Distribution fees Class R	7	6	1,747
Administrative servicing fees Class A	37,331	535	82,873
Administrative servicing fees Institutional Service Class	—	—	1,857
Administrative servicing fees Class R	1	1	866
Registration and filing fees	40,692	38,944	43,215
Trustee fees	1,205	205	5,560
Compliance program fees (Note 3)	587	66	4,575
Other	18,273	3,669	83,856

Total expenses before reimbursed expenses	545,937	111,516	3,022,595
Earnings credit (Note 5)	(385)	(354)	(1,801)
Expenses reimbursed	—	(27,464)	—
Expenses voluntarily waived by administrator	(2,159)	(323)	(5,786)

Net Expenses	543,393	83,375	3,015,008

Net Investment Income (Loss)	359,957	(33,124)	(248,881)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	6,757,557	506,535	28,274,238
Net realized gains (losses) on futures transactions	—	—	(152,102)

Net realized gains (losses) on investment and futures transactions	6,757,557	506,535	28,122,136
Net change in unrealized appreciation/depreciation on investments	(447,307)	223,145	18,557,364

Net realized/unrealized gains (losses) on investments and futures	6,310,250	729,680	46,679,500

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,670,207	$696,556	$46,430,619

See notes to financial statements.

32	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$359,957	$318,056	$(33,124)	$(33,008)
Net realized gains (losses) on investment transactions	6,757,557	2,593,142	506,535	289,653
Net change in unrealized appreciation/depreciation on investment transactions	(447,307)	630,826	223,145	257,619

Change in net assets resulting from operations	6,670,207	3,542,024	696,556	514,264

Distributions to Class A Shareholders from:
Net investment income	(300,461)	(292,757)	—	—
Net realized gains on investments	(1,268,930)	—	(97,283)	(71,449)

Distributions to Class B Shareholders from:
Net investment income	(6,905)	(5,475)	—	—
Net realized gains on investments	(63,086)	—	(9,402)	(7,217)

Distributions to Class C Shareholders from:
Net investment income	(23,378)	(15,770)	—	—
Net realized gains on investments	(238,237)	—	(18,732)	(10,728)

Distributions to Class R Shareholders from:
Net investment income	(15)	(15)	—	—
Net realized gains on investments	(61)	—	(69)	(54)

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	—	—
Net realized gains on investments	—	—	(142,046)	(75,664)

Change in net assets from shareholder distributions	(1,901,073)	(314,017)	(267,532)	(165,112)

Change in net assets from capital transactions	(7,924,957)	4,663,284	2,179,134	869,394

Change in net assets	(3,155,823)	7,891,291	2,608,158	1,218,546

Net Assets:
Beginning of period	34,464,082	26,572,791	4,613,190	3,394,644

End of period	$31,308,259	$34,464,082	$7,221,348	$4,613,190

Accumulated net investment income (loss) at end of period	$59,409	$30,211	$—	$—

See notes to financial statements.

2006 Annual Report	33

Statements of Changes in Net Assets (Continued)

	Gartmore Small Cap Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(248,881)	$(105,845)
Net realized gains (losses) on investment transactions	28,122,136	7,924,590
Net change in unrealized appreciation/depreciation on investment transactions	18,557,364	(99,177)

Change in net assets resulting from operations	46,430,619	7,719,568

Distributions to Class A Shareholders from:
Net investment income	(101,788)	—
Net realized gains on investments	(5,779,273)	(2,870,561)

Distributions to Class B Shareholders from:
Net investment income	—	—
Net realized gains on investments	(354,694)	(192,097)

Distributions to Class C Shareholders from:
Net investment income	—	—
Net realized gains on investments	(1,081,774)	(25,187)

Distributions to Class R Shareholders from:
Net investment income	(343)	—
Net realized gains on investments	(26,624)	(138)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(823)	—
Net realized gains on investments	(62,291)	(894)

Distributions to Institutional Class Shareholders from:
Net investment income	(39,925)	—
Net realized gains on investments	(161,036)	(18,313)

Change in net assets from shareholder distributions	(7,608,571)	(3,107,190)

Change in net assets from capital transactions	469,927,156	20,140,520

Change in net assets	508,749,204	24,752,898

Net Assets:
Beginning of period	49,580,078	24,827,180

End of period	$558,329,282	$49,580,078

Accumulated net investment income (loss) at end of period	$—	$—

See notes to financial statements.

34	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,043,875	$11,891,199	$1,007,173	$478,348	$377,873,174	$23,584,972
Dividends reinvested	1,473,290	279,932	77,703	60,128	5,077,474	2,851,134
Cost of shares redeemed (a)	(24,940,854)	(11,718,871)	(503,584)	(461,655)	(69,387,944)	(13,022,021)

	(8,423,689)	452,260	581,292	76,821	313,562,704	13,414,085

Class B Shares
Proceeds from shares issued	301,562	436,577	38,440	30,647	8,720,081	786,210
Dividends reinvested	55,996	4,640	8,122	5,636	297,392	192,009
Cost of shares redeemed (a)	(307,160)	(202,227)	(12,309)	(30,774)	(638,812)	(429,030)

	50,398	238,990	34,253	5,509	8,378,661	549,189

Class C Shares
Proceeds from shares issued	2,818,583	4,247,596	319,285	86,157	105,485,946	5,235,353
Dividends reinvested	106,585	6,284	3,716	3,584	381,358	20,926
Cost of shares redeemed (a)	(2,476,910)	(281,859)	(32,076)	(106,638)	(5,597,834)	(113,838)

	448,258	3,972,021	290,925	(16,897)	100,269,470	5,142,441

Class R Shares
Proceeds from shares issued	150	175	218	175	1,314,310	134,193
Dividends reinvested	76	15	69	54	185	138
Cost of shares redeemed (a)	(150)	(177)	(151)	(176)	(150,590)	(2,155)

	76	13	136	53	1,163,905	132,176

Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	13,782,957	122,388
Dividends reinvested	—	—	—	—	62,414	894
Cost of shares redeemed (a)	—	—	—	—	(2,153,377)	(132,819)

	—	—	—	—	11,691,994	(9,537)

Institutional Class Shares
Proceeds from shares issued	—	—	1,523,055	890,194	44,438,924	1,140,758
Dividends reinvested	—	—	142,046	75,664	167,082	18,314
Cost of shares redeemed (a)	—	—	(392,573)	(161,950)	(9,745,584)	(246,906)

	—	—	1,272,528	803,908	34,860,422	912,166

Change in net assets from capital transactions	$(7,924,957)	$4,663,284	$2,179,134	$869,394	$469,927,156	$20,140,520

(a)	Includes redemption fees, if any.

See notes to financial statements.

2006 Annual Report	35

Statements of Changes in Net Assets (Continued)

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,078,112	930,948	61,896	31,775	18,760,867	1,345,613
Reinvested	112,275	21,733	4,965	4,003	289,542	179,317
Redeemed	(1,757,119)	(912,386)	(31,149)	(30,916)	(3,585,786)	(783,370)

	(566,732)	40,295	35,712	4,862	15,464,623	741,560

Class B Shares
Issued	22,237	34,557	2,418	2,104	467,464	46,521
Reinvested	4,344	364	527	378	17,904	12,583
Redeemed	(22,887)	(15,833)	(779)	(2,042)	(35,202)	(26,586)

	3,694	19,088	2,166	440	450,166	32,518

Class C Shares
Issued	203,719	336,380	19,761	5,796	5,688,712	306,215
Reinvested	8,315	493	241	241	22,918	1,369
Redeemed	(186,047)	(22,351)	(2,005)	(6,891)	(307,047)	(6,697)

	25,987	314,522	17,997	(854)	5,404,583	300,887

Class R Shares
Issued	11	14	14	11	69,402	8,662
Reinvested	6	1	4	4	11	9
Redeemed	(11)	(14)	(9)	(11)	(7,957)	(123)

	6	1	9	4	61,456	8,548

Institutional Service Class Shares
Issued	—	—	—	—	661,271	7,182
Reinvested	—	—	—	—	3,506	56
Redeemed	—	—	—	—	(114,791)	(7,699)

	—	—	—	—	549,986	(461)

Institutional Class Shares
Issued	—	—	92,998	57,744	2,329,963	65,027
Reinvested	—	—	9,002	5,011	9,349	1,138
Redeemed	—	—	(24,140)	(10,098)	(494,263)	(13,453)

	—	—	77,860	52,657	1,845,049	52,712

Total change in shares	(537,045)	373,906	133,744	57,109	23,775,863	1,135,764

See notes to financial statements.

36	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Large Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79	(0.10)	—	(0.10)	$10.44	20.57%		$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	—	(0.10)	$11.79	13.92%		$24,846	1.39%		0.91%		1.45%		0.84%		58.61%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	—	(0.14)	$13.14	12.63%		$28,232	1.44%		1.09%		1.47%		1.06%		67.00%
Year Ended October 31, 2006	$13.14	0.17	2.46	2.63	(0.15)	(0.60)	(0.75)	$15.02	20.81%		$23,753	1.44%		1.14%		1.44%		1.14%		95.14%

Class B Shares
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70	(0.04)	—	(0.04)	$10.30	19.80%		$751	2.00%		0.43%		2.08%		0.35%		77.28%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	—	(0.03)	$11.63	13.25%		$982	2.00%		0.29%		2.06%		0.22%		58.61%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	—	(0.06)	$12.96	11.97%		$1,342	2.06%		0.46%		2.08%		0.44%		67.00%
Year Ended October 31, 2006	$12.96	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.80	20.06%		$1,588	2.05%		0.52%		2.06%		0.51%		95.14%

Class C Shares
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70	(0.05)	—	(0.05)	$10.28	19.77%		$248	2.00%		0.38%		2.08%		0.30%		77.28%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	—	(0.04)	$11.60	13.25%		$743	2.00%		0.21%		2.06%		0.14%		58.61%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	—	(0.08)	$12.91	11.98%		$4,888	2.06%		0.34%		2.07%		0.34%		67.00%
Year Ended October 31, 2006	$12.91	0.07	2.43	2.50	(0.06)	(0.60)	(0.66)	$14.75	20.11%		$5,966	2.06%		0.52%		2.06%		0.51%		95.14%

Class R Shares
Period Ended October 31, 2003 (d)	$9.92	—	0.39	0.39	—	—	—	$10.31	3.93%	(e)	$1	1.60%	(f)	0.48%	(f)	2.06%	(f)	0.02%	(f)	77.28%
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	—	(0.08)	$11.64	13.71%		$1	1.54%		0.75%		1.86%		0.42%		58.61%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	—	(0.15)	$12.97	12.73%		$1	1.33%		1.18%		1.38%		1.12%		67.00%
Year Ended October 31, 2006	$12.97	0.14	2.44	2.58	(0.14)	(0.60)	(0.74)	$14.81	20.69%		$2	1.57%		1.00%		1.59%		0.98%		95.14%

(a) Excludes sales charge.	(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(e) Not annualized. (f) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

2006 Annual Report	37

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d) (e)	$9.88	(0.08)	4.04	3.96	—	—	—	$13.84	40.08%	(i)	$522	1.40%	(j)	(1.02%	)(j)	7.09%	(j)	(6.71%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74	(0.37)	(0.37)	—	$14.21	5.44%		$1,463	1.40%		(0.98%	)	2.51%		(2.08%	)	94.56%
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03	(0.69)	(0.69)	—	$15.55	14.42%		$1,678	1.42%		(0.87%	)	2.38%		(1.84%	)	68.86%
Year Ended October 31, 2006	$15.55	(0.09)	2.12	2.03	(0.84)	(0.84)	0.01	$16.75	13.51%		$2,405	1.43%		(0.60%	)	1.89%		(1.06%	)	68.88%

Class B Shares
Period Ended October 31, 2003 (e) (f)	$13.17	(0.05)	0.72	0.67	—	—	—	$13.84	5.09%	(i)	$18	2.15%	(j)	(1.82%	)(j)	7.76%	(j)	(7.43%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64	(0.37)	(0.37)	—	$14.11	4.70%		$153	2.15%		(1.74%	)	3.27%		(2.86%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91	(0.69)	(0.69)	—	$15.33	13.65%		$173	2.15%		(1.61%	)	3.11%		(2.56%	)	68.86%
Year Ended October 31, 2006	$15.33	(0.19)	2.07	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%		$220	2.15%		(1.31%	)	2.62%		(1.77%	)	68.88%

Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	0.72	0.67	—	—	—	$13.84	5.09%	(i)	$1	2.15%	(j)	(1.87%	)(j)	7.55%	(j)	(7.27%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64	(0.37)	(0.37)	—	$14.11	4.70%		$224	2.15%		(1.72%	)	3.17%		(2.74%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91	(0.69)	(0.69)	—	$15.33	13.65%		$230	2.15%		(1.60%	)	3.18%		(2.64%	)	68.86%
Year Ended October 31, 2006	$15.33	(0.18)	2.06	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%		$541	2.15%		(1.34%	)	2.60%		(1.79%	)	68.88%

Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	0.79	0.78	—	—	—	$13.86	5.96%	(i)	$1	1.75%	(j)	(1.54%	)(j)	7.41%	(j)	(7.20%	)(j)	74.46%
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69	(0.37)	(0.37)	—	$14.18	5.06%		$1	1.66%		(1.27%	)	2.63%		(2.24%	)	94.56%
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02	(0.69)	(0.69)	—	$15.51	14.38%		$1	1.49%		(0.97%	)	2.53%		(2.00%	)	68.86%
Year Ended October 31, 2006	$15.51	(0.12)	2.11	1.99	(0.84)	(0.84)	0.01	$16.67	13.27%		$2	1.64%		(0.79%	)	2.18%		(1.33%	)	68.88%

Institutional Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	0.27	0.26	—	—	—	$10.26	2.60%	(i)	$1,026	1.15%	(j)	(0.69%	)(j)	20.62%	(j)	(20.16%	)(j)	3.74%
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60	—	—	—	$13.86	35.09%		$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78	(0.37)	(0.37)	—	$14.27	5.73%		$1,553	1.15%		(0.72%	)	2.26%		(1.83%	)	94.56%
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09	(0.69)	(0.69)	—	$15.67	14.79%		$2,531	1.15%		(0.61%	)	1.98%		(1.43%	)	68.86%
Year Ended October 31, 2006	$15.67	(0.05)	2.14	2.09	(0.84)	(0.84)	0.01	$16.93	13.80%		$4,053	1.15%		(0.34%	)	1.61%		(0.79%	)	68.88%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 5, 2003 (commencement of operations) through October 31, 2003.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from August 21, 2003 (commencement of operations) through October 31, 2003.

(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(h)For the period from October 1, 2002 (commencement of operations) through October 31, 2002.

(i)  Not annualized.

(j)  Annualized.

See notes to financial statements.

38	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$10.79	(0.02)	(1.16)	(1.18)	—	—	—	—	$9.61	(10.94%	)	$20,290		1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07	—	—	—	—	$13.68	42.35%		$21,198		1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	—	(0.17)	(0.17)	0.05	$15.59	15.33%		$23,023		1.59%		(0.55%	)	(i	)	(i	)	341.57%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	—	(1.93)	(1.93)	—	$18.28	31.51%		$40,539		1.67%		(0.27%	)	1.69%		(0.28%	)	292.46%
Year Ended October 31, 2006	$18.28	—	5.18	5.18	(0.01)	(2.16)	(2.17)	0.01	$21.30	30.98%		$376,718		1.39%		0.00%		1.39%		0.00%		219.51%

Class B Shares
Year Ended October 31, 2002	$10.61	(0.09)	(1.13)	(1.22)	—	—	—	—	$9.39	(11.50%	)	$950		2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90	—	—	—	—	$13.29	41.53%		$1,368		2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	—	(0.17)	(0.17)	0.05	$15.04	14.57%		$1,496		2.20%		(1.16%	)	(i	)	(i	)	341.57%
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	—	(1.93)	(1.93)	—	$17.45	30.72%		$2,302		2.29%		(0.88%	)	2.32%		(0.90%	)	292.46%
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	—	(2.16)	(2.16)	0.01	$20.10	30.16%		$11,701		2.08%		(0.63%	)	2.08%		(0.63%	)	219.51%

Class C Shares
Year Ended October 31, 2002	$10.63	(0.09)	(1.13)	(1.22)	—	—	—	—	$9.41	(11.48%	)	$28		2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90	—	—	—	—	$13.31	41.45%		$89		2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	—	(0.17)	(0.17)	0.05	$15.07	14.62%		$180		2.20%		(1.16%	)	(i	)	(i	)	341.57%
Year Ended October 31, 2005 (h)	$15.07	(0.17)	4.51	4.34	—	(1.93)	(1.93)	—	$17.48	30.67%		$5,468		2.33%		(1.00%	)	2.33%		(1.00%	)	292.46%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	—	(2.16)	(2.16)	0.01	$20.14	30.17%		$115,138		2.06%		(0.72%	)	2.07%		(0.72%	)	219.51%

Class R Shares
Period Ended October 31, 2004 (d)	$14.03	(0.09)	1.11	1.02	—	—	—	0.05	$15.10	7.63%	(f)	$1		1.73%	(g)	(0.63%	)(g)	(i	)	(i	)	341.57%
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	—	(1.93)	(1.93)	—	$17.63	31.47%		$152		1.74%		(0.25%	)	1.74%		(0.25%	)	292.46%
Year Ended October 31, 2006	$17.63	—	4.97	4.97	(0.02)	(2.16)	(2.18)	0.01	$20.43	30.87%		$1,431		1.68%		(0.30%	)	1.68%		(0.30%	)	219.51%

Institutional Service Class Shares
Year Ended October 31, 2002	$10.84	(0.01)	(1.16)	(1.17)	—	—	—	—	$9.67	(10.79%	)	$5,856		1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12	—	—	—	—	$13.79	42.61%		$18,584		1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (h)	$13.79	(0.06)	2.11	2.05	—	(0.17)	(0.17)	0.05	$15.72	15.43%		$7		1.45%		(0.39%	)	(i	)	(i	)	341.57%
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	—	(1.93)	(1.93)	—	$18.52	31.91%		$—	(j)	1.49%		0.76%		1.58%		0.68%		292.46%
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	(2.18)	0.01	$21.72	31.64%		$11,945		1.25%		(0.04%	)	1.26%		(0.05%	)	219.51%

Institutional Class Shares
Period Ended October 31, 2004 (e)	$15.64	(0.01)	0.07	0.06	—	—	—	0.05	$15.75	0.70%	(f)	$120		1.20%	(g)	(0.22%	)(g)	(i	)	(i	)	341.57%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	—	(1.93)	(1.93)	—	$18.55	31.93%		$1,120		1.32%		0.12%		1.32%		0.12%		292.46%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	(2.19)	0.01	$21.73	31.52%		$41,396		1.06%		0.41%		1.07%		0.41%		219.51%

(a) Excludes sales charge.	(e) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(f) Not annualized. (g) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(h)Net investment income (loss) is based on average shares outstanding during the period. (i) There were no fee reductions during the period.
(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.	(j) The amount is less than $1,000.

See notes to financial statements.

2006 Annual Report	39

Gartmore Bond Fund

For the annual period ended Oct. 31, 2006, the Gartmore Bond Fund (Class A at NAV) returned 5.22% versus 4.90% for its benchmark, the Lehman Brothers Government/Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 172 funds as of Oct. 31, 2006) was 4.58%.

During the reporting period, the Federal Reserve Board raised the federal funds rate in six 0.25% increments, increasing it from 3.75% to 5.25% by October 2006. The yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds) inverted during the reporting period and flattened. The 10-year Treasury yield rose by 32 basis points, while the 30-year Treasury yield fell by 4 basis points.

We continued to incrementally increase the Fund’s holdings in the intermediate part of the yield curve (bonds with durations of approximately three to six years) in preparation for what we believe to be the beginning of the Federal Reserve’s interest-rate-easing cycle. As the curve steepens, intermediate bonds tend to outperform both shorter-term and longer-term bonds. During the reporting period, we increased our exposure to mortgage-backed securities (MBS) and asset-backed securities (ABS) to benefit from a lower-volatility environment.

An overweight in mortgages and lower-quality auto paper relative to the Index added to Fund performance. The duration of the Fund (4.71 years) was modestly shorter than that of the benchmark (5.09 years), which also aided the Fund’s performance.

The Fund’s overweight position in Kinder Morgan, Inc. bonds relative to the Index detracted from performance. Kinder Morgan (Baa2/BBB) was put on review for downgrade by both credit-rating agencies due to its proposed management-led leveraged buyout (LBO); Moody’s Investors Service proposed a downgrade to Ba2 because the deal added about $7.1 billion of new debt, bringing Kinder Morgan’s total debt to $7.6 billion. Kinder Morgan is currently in the Fund’s benchmark Index, but the Fund was overweight in it versus the benchmark. Although Kinder Morgan’s bonds have not yet been downgraded, the bond market initially reacted negatively to the announcement of the LBO due to the potential increase in debt; the bonds have since rallied. When the bonds eventually are downgraded to Ba2, they will drop out of the Index.

During the coming months, when it becomes clear that the Fed has finished raising interest rates, we will likely continue to move back into intermediate bonds, because the yield curve typically stops flattening under these conditions. The Fund will endeavor to remain diversified to mitigate exposure to credit-specific risk.

We expect Treasuries to be somewhat more volatile due to uncertainty about whether or not inflation will slow enough for the Fed to find it unnecessary to continue raising the federal funds rate. We will attempt to maintain the Fund’s duration close to that of the benchmark Index.

Portfolio Managers:

Gary Davis, CFA and Mabel Brown, CFA

40	Annual Report 2006

Fund Performance	Gartmore Bond Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	5.22%	4.75%	5.74%
	w/SC3	0.78%	3.84%	5.29%
Class B4	w/o SC2	4.41%	4.08%	5.18%
	w/SC5	–0.59%	3.73%	5.18%
Class C6	w/o SC2	4.40%	4.06%	5.39%
	w/SC7	3.40%	4.06%	5.39%
Class D8	w/o SC2	5.39%	5.02%	5.96%
	w/SC9	0.65%	4.06%	5.48%
Class R1,10		4.88%	4.69%	5.80%
Class X1	w/o SC2	4.57%	4.20%	5.33%
	w/SC5	–0.43%	3.86%	5.33%
Class Y1	w/o SC2	4.56%	4.19%	5.45%
	w/SC7	3.56%	4.19%	5.45%
Institutional Class[1,10]		5.45%	5.04%	5.97%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Intitutional Class shares (6/29/04) . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

2006 Annual Report	41

Fund Performance	Gartmore Bond Fund

    Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42	Annual Report 2006

Shareholder Expense Example	Gartmore Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Bond Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,048.20	$5.47	1.06%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.41	1.06%
Class B	Actual		$1,000.00	$1,043.60	$8.91	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.28	$8.83	1.73%
Class C	Actual		$1,000.00	$1,043.50	$8.91	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.28	$8.83	1.73%
Class D	Actual		$1,000.00	$1,049.50	$4.08	0.79%
	Hypothetical	[1]	$1,000.00	$1,021.02	$4.03	0.79%
Class R	Actual		$1,000.00	$1,046.10	$6.34	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class X	Actual		$1,000.00	$1,045.40	$8.15	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.04	$8.06	1.58%
Class Y	Actual		$1,000.00	$1,045.40	$8.15	1.58%
	Hypothetical	[1]	$1,000.00	$1,017.04	$8.06	1.58%
Institutional Class	Actual		$1,000.00	$1,049.80	$3.72	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	43

Portfolio Summary	Gartmore Bond Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	40.5%
U.S. Government Sponsored & Agency Obligations	26.2%
Commercial Paper	12.3%
Asset-Backed Securities	9.8%
Commercial Mortgage-Backed Securities	8.2%
Taxable Municipal Bonds	1.3%
Principal Only Bond	1.1%
Other Investments*	3.4%
Liabilities in excess of other assets**	-2.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
U.S. Treasury Notes	9.1%
Federal National Mortgage Association	7.7%
Commercial Services	7.3%
Financial Miscellaneous	6.2%
U.S. Treasury Bonds	6.0%
Oil & Gas	4.1%
Airlines	3.6%
Banks	3.3%
Federal Home Loan Mortgage Corporation	3.0%
Insurance	3.0%
Other Assets	46.7%

100.0%

Top Holdings
U.S. Treasury Bond, 5.50%, 08/15/28	5.4%
U.S. Treasury Note, 5.13%, 06/30/11	4.6%
Preferred Receivable Funding Corporation, 5.30%, 11/01/06	3.6%
Giro Funding U.S. Corp., 5.33%, 11/01/06	3.6%
Federal Home Loan Mortgage Corporation, 3.50%, 07/01/18	3.0%
Federal National Mortgage Association, 7.30%, 05/25/10	2.9%
Carrera Capital Finance LLC, 5.27%, 11/03/06	2.7%
Countrywide Home Loans, 5.45%, 11/01/06	2.5%
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	1.9%
Federal National Mortgage Association, 6.62%, 06/01/16	1.8%
Other Assets	68.0%

100.0%

44	Annual Report 2006

Gartmore Bond Fund

Statement of Investments

October 31, 2006

Asset-Backed Securities (9.8%)

	Principal Amount	Value

American Home Mortgage Investment Trust, 4.82%, 10/25/34	$1,000,000	$969,459
Ameriquest Mortgage Securities, Inc., 7.14%, 02/25/33	225,453	224,602
Chase Funding Mortgage Loan, 6.24%, 01/25/13	1,203,182	1,208,571
Countrywide Home Loans, 5.50%, 08/25/35	1,000,000	993,277
Embarcadero Aircraft Securitization Trust, 5.80%, 08/15/25 (b)	771,833	738,065
Enterprise Mortgage Acceptance Co., 6.63%, 01/15/25	933,341	845,635
Master Alternative Loans Trust, 5.50%, 12/25/35	1,000,000	986,109
Opteum Mortgage Acceptance Corp., 5.68%, 12/25/35	1,000,000	999,340
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	974,518	970,699
Residential Funding Securities Corp. 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	964,814
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,001,155
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	967,689

Total Asset-Backed Securities		10,869,415

Commercial Mortgage-Backed Securities (8.2%)
Banks (0.9%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	990,355

Commercial Services (7.3%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34, (b)	1,000,000	1,053,049
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	1,926,314	1,979,387
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	1,999,941	2,069,901

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Commercial Services (continued)
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	$1,837,031	$1,924,253
Nomura Asset Securities Corp., 6.69%, 03/15/30	1,000,000	1,065,183

		8,091,773

Total Commercial Mortgage-Backed Securities		9,082,128

Corporate Bonds (40.5%)
Air Freight & Couriers (1.0%)
Federal Express Corp., 7.63%, 01/01/15	1,000,000	1,054,310

Airlines (3.6%)
America West Airlines, Series A, 6.85%, 07/02/09	231,761	231,761
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	1,013,157
Northwest Airlines, Inc., 6.84%, 04/01/11	1,000,000	991,250
United Airlines, 6.93%, 09/01/11	1,000,000	1,095,000
United Airlines, 6.60%, 09/01/13	665,641	671,466

		4,002,634

Banks (2.4%)
Rabobank Cap III, 5.25%, 12/29/49 (b)	1,000,000	970,995
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,709,586

		2,680,581

Cars & Light Trucks (1.8%)
DaimlerChrysler, 7.30%, 01/15/12	1,000,000	1,067,041
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	1,000,000	974,437

		2,041,478

Chemicals (0.9%)
Chemtura Corp., 6.88%, 06/01/16	1,000,000	977,500

2006 Annual Report	45

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Computers (1.5%)
Cisco Systems, Inc., 5.50%, 02/22/16	$1,000,000	$1,011,525
Digital Equipment Corp., 7.75%, 04/01/23	625,000	690,339

		1,701,864

Construction & Building Materials (0.5%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	586,870

Electric (0.9%)
MidAmerican Energy Holdings, 6.13%, 04/01/36	1,000,000	1,028,337

Financial Miscellaneous (6.2%)
Block Financial Corp., 8.50%, 04/15/07	1,000,000	1,012,182
Deluxe Corp., 3.50%, 10/01/07	1,000,000	975,000
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	477,741
General Motors Acceptance Corp., 6.75%, 12/01/14 (c)	500,000	495,718
John Deere Capital Corp., 4.50%, 08/25/08	1,000,000	987,703
Nuveen Investments, 5.50%, 09/15/15	1,000,000	978,677
OMX Timber Fin Inv LLC, Class A1, 5.42%, 01/29/20 (b)	1,000,000	970,520
SLM Corp., 5.71%, 12/15/08	1,000,000	1,000,893

		6,898,434

Food & Related (1.6%)
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,753,595

Hotels & Casinos (0.9%)
MGM Mirage, Inc., 6.75%, 08/01/07	1,000,000	1,005,000

Insurance (3.0%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,167,346
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,068,940
Oil Insurance Ltd., 7.56%, 12/29/49 (b)	1,000,000	1,040,280

		3,276,566

Machinery & Capital Goods (1.1%)
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,242,594

	Principal Amount	Value

Medical Equipment & Supplies (1.9%)
Bard (C.R.), Inc., 6.70%, 12/01/26	$1,000,000	$1,077,643
Baxter Finco BV, 4.75%, 10/15/10	1,000,000	983,530

		2,061,173

Motor Vehicle Parts & Accessories (1.7%)
Eaton Corp., 8.88%, 06/15/19	1,500,000	1,916,340

Office Furniture (0.9%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,044,894

Oil & Gas (4.1%)
Energy Transfer Partners, 5.65%, 08/01/12	1,000,000	1,001,603
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,511,136
Pemex, 5.75%, 12/15/15	1,000,000	987,500
Premcor Refining Group, 9.25%, 02/01/10	1,000,000	1,055,005

		4,555,244

Paper & Allied Products (1.0%)
Stora Enso Oyj, 7.25%, 04/15/36 (b)	1,000,000	1,047,691

Pharmaceuticals (0.9%)
Allergan, Inc., 5.75%, 04/01/16 (b)	1,000,000	1,014,451

Telecommunications (1.9%)
TCI Communications, Inc., 9.80%, 02/01/12	1,000,000	1,182,451
U.S. West Communications, Inc., 6.88%, 09/15/33	1,000,000	936,250

		2,118,701

Utilities (2.7%)
Baltimore Gas & Electric, 7.50%, 01/15/07	1,200,000	1,204,461
Pacific Gas & Electric, 6.05%, 03/01/34	750,000	766,130
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,012,542

		2,983,133

Total Corporate Bonds		44,991,390

46	Annual Report 2006

Principal Only Bond (1.1%)

	Principal Amount	Value

U.S. Treasury STRIP (1.1%)
8.75%, 08/15/20 (d) (e)	$2,500,000	$1,289,383

Total Principal Only Bond		1,289,383

Taxable Municipal Bonds (1.3%)
Iowa (0.9%)
Tobacco Settlement Authority, 6.50%, 06/01/23	985,000	988,033

Louisiana (0.4%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	501,864	502,517

Total Taxable Municipal Bonds		1,490,550

U.S. Government Sponsored & Agency Obligations (26.2%)
Federal Home Loan Mortgage Corporation (3.0%)
3.50%, 07/01/18, Gold Pool E01443	3,551,864	3,280,946

Federal National Mortgage Association (7.7%)
7.32%, 09/01/07, Pool #323286	257,915	263,488
7.30%, 05/25/10, Series 00-T5	3,000,000	3,230,087
6.62%, 06/01/16, Pool #383661	1,873,039	2,044,795
5.00%, 04/01/19, Pool #386905	965,942	949,248
6.85%, 05/17/20, Series 97-M6	35,326	35,268
5.50%, 05/25/23, Series 03-33	2,000,000	2,010,162

		8,533,048

Sovereign Agency (0.4%)
AID-Israel, 4.92%, 05/15/24 (d) (e)	1,000,000	409,209

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (6.0%)
5.50%, 08/15/28 (c)	$5,500,000	$6,019,920
5.38%, 02/15/31 (c)	685,000	743,707

		6,763,627

U.S. Treasury Notes (9.1%)
4.13%, 08/15/08 (c)	1,000,000	990,820
4.88%, 05/31/11	1,000,000	1,012,188
5.13%, 06/30/11	5,000,000	5,113,085
4.88%, 07/31/11 (c)	1,000,000	1,012,422
4.50%, 02/15/16 (c)	2,000,000	1,984,218

Total Treasury Notes		10,112,733

Total U.S. Government Sponsored & Agency Obligations		29,099,563

Commercial Paper (12.3%)

Carrera Capital Finance LLC, 5.27%, 11/03/06 (e)	3,000,000	2,999,100
Countrywide Home Loans, 5.45%, 11/01/06 (e)	2,735,000	2,735,000
Giro Funding U.S. Corp., 5.33%, 11/01/06 (b) (e)	4,000,000	3,999,408
Preferred Receivable Funding Corp., 5.30%, 11/01/06 (b) (e)	4,000,000	3,999,411

Total Commercial Paper		13,732,919

Short-Term Securities Held as Collateral for Securities on Loan (3.4%)

Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $3,724,506, collateralized by U.S. Government Agency Mortgages with a market value of $3,798,435	3,723,956	3,723,956

Total Short-Term Securities Held as Collateral for Securities on Loan		3,723,956

2006 Annual Report	47

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Fund (Continued)

Value

Total Investments (Cost $111,247,100) (a) — 102.8%	$114,279,304

Liabilities in excess of other assets — (2.8)%	(3,154,313)

NET ASSETS — 100.0%	$111,124,991

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	All of part of the security was on loan as of October 31, 2006.
(d)	Denotes a non-income producing security.
(e)	The rate reflected in the Statement of Investments is the effective yield as of October 31, 2006.

See notes to financial statements.

48	Annual Report 2006

Gartmore Enhanced Income Fund

(Formerly Gartmore Morley Enhanced Income Fund)

For the annual period ended Oct. 31, 2006, the Gartmore Enhanced Income Fund (Class A at NAV) returned 4.13% versus 4.49% for its benchmark, which is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 80 funds as of Oct. 31, 2006) was 4.40%.

The Federal Open Market Committee (FOMC) raised the target federal funds rate by 25 basis points at each of its six meetings from October 2005 through June 2006. The FOMC policy action brought the rate to 5.25% from 3.75% at the beginning of the reporting period. The Federal Reserve Board held the federal funds rate steady at both third-quarter 2006 FOMC meetings as energy prices had declined and the housing market weakened. Core inflation measures trended higher during the reporting period, but a decline in commodities prices in the third quarter sparked a similar decline in headline inflation numbers, supporting the Federal Reserve’s decision to keep rates on hold after the June 2006 FOMC meeting.

Yields on short-maturity U.S. Treasuries rose in line with the Fed’s monetary tightening, while longer rates were flat to modestly higher during the reporting period. The yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) consequently inverted as the yield spread between the 10-year Treasury note and the 3-month Treasury bill moved from positive 67 basis points at Oct. 31, 2005, to negative 47 basis points at Oct. 31, 2006. Long-maturity yields were supported by strong demand from overseas investors and pension fund hedging. Risk premiums in the spread sectors (non-Treasury fixed income sectors), held steady or tightened during the reporting period, leaving premiums at historically low levels. With the Fed near or at the end of its tightening cycle, volatility has remained extremely low, favorably affecting these sectors. Excess returns relative to Treasuries were positive in these sectors during the reporting period. The commercial mortgage-backed securities, asset-backed securities and credit sectors posted the strongest curve-adjusted performance, while Agency debentures and residential mortgage-backed securities posted weaker but still positive returns relative to Treasuries.

The Fund’s yield curve exposure from structured products, such as asset backed securities and collaterized mortgages, detracted from Fund performance because these types of longer maturities tend to underperform in a rising rate environment. In addition, due to a large outflow of $111 million, the Fund had limited cash to reinvest in higher coupon rate securities. The Fund maintained a high-quality focus because risk premiums for moving down in quality were at historically low levels. As of Oct. 31, 2006, the Fund comprised 85% AAA-rated securities, with the balance in AA-rated and A-rated issues. The continued drop in volatility gave lower-rated assets an advantage over higher-quality assets, which also detracted from Fund performance The Fund’s futures hedge was eliminated during the reporting period as we gradually covered the short position of 225 two-year Treasury note contracts in place at the beginning of the fiscal year. The hedge reduction was driven by the declining Fund size as well as the anticipated end to the Fed’s tightening cycle.

Until risk premiums widen to more attractive levels, we intend to maintain a higher quality/liquidity bias for the Fund, because the potential for return enhancement opportunities from spread compression are limited, given tight absolute spread levels. We have de-emphasized sectors most likely to underperform in a weakening economy, including lower-grade corporates.

Portfolio Manager:

Perpetua M. Phillips

2006 Annual Report	49

Fund Performance	Gartmore Enhanced Income Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	4.15%	1.88%	2.41%
	w/SC3	1.45%	1.43%	2.07%
Class R4,5		4.12%	1.85%	2.39%
Institutional Service Class[4]		4.17%	1.96%	2.54%
Institutional Class[4]		4.31%	2.22%	2.78%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Enhanced Income Fund, Lipper Ultra Short Fund Index (old)(a), Composite Index (new)(b), the Merrill Lynch 6-Month Treasury Bill Index (c), the Merrill Lynch 1-Year Treasury Note Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index (old) consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index.

(c)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

50	Annual Report 2006

Fund Performance	Gartmore Enhanced Income Fund

(d)	The Merrill Lynch 1-Year Treasury Note Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Note with the longest maturity.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	51

Shareholder Expense Example	Gartmore Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Enhanced Income Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,019.22	$3.62	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.62	0.71%
Class R	Actual		$1,000.00	$1,019.77	$3.88	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.17	$3.88	0.76%
Institutional Service Class	Actual		$1,000.00	$1,020.37	$3.57	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.57	0.70%
Institutional Class	Actual		$1,000.00	$1,021.83	$2.30	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.30	0.45%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

52	Annual Report 2006

Portfolio Summary	Gartmore Enhanced Income Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset-Backed Securities	52.1%
Commercial Mortgage-Backed Securities	20.4%
Corporate Bonds	15.6%
Collaterized Mortgage Obligations	6.2%
Repurchase Agreements	2.6%
U.S. Treasury Notes	2.3%
U.S. Government Agencies—Mortgages	0.8%
Other Investments*	3.2%
Liabilities in excess of other assets**	-3.2%

100.0%

Top Industries
Auto Loans	21.7%
Credit Cards	15.9%
Financial Services	15.6%
Mortgage-Backed	9.2%
Federal Home Loan Mortgage Corporation	4.1%
Equipment	2.9%
Rate Reduction Bonds	2.0%
Federal National Mortgage Association	1.4%
Government National Mortgage Association	1.2%
Federal National Mortgage Association	0.7%
Other Assets	25.3%

100.0%

Top Holdings***
Discover Card Master Trust I, 5.15%, 10/15/09	2.1%
Citibank Credit Card Issuance Trust, 4.95%, 02/09/09	2.0%
Morgan Stanley, 5.80%, 04/01/07	2.0%
Daimler Chrysler Auto Trust, Series 2004-A, Class A4, 2.58%, 04/08/09	1.9%
MBNA Corp., 5.63%, 11/30/07	1.9%
USAA Auto Owner Trust, Series, 5.31%, 03/16/09	1.8%
AIG SunAmerica Global Finance XII, 5.30%, 05/30/07	1.8%
LB-UBS Commercial Mortgage Trust, 4.90%, 06/15/26	1.8%
Americredit Automobile Receivables Trust, 4.47%, 05/06/10	1.8%
Citibank Credit Card Issuance Trust, 2.55%, 01/20/09	1.8%
Other Assets	81.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	53

Statement of Investments

October 31, 2006

Gartmore Enhanced Income Fund

Asset-Backed Securities (52.1%)

	Principal Amount	Value

Agency Wrapped (0.4%)
Federal Home Loan Mortgage Corporation
Series T-50, Class A7, 3.55%, 10/27/31	$2,000,000	$1,929,294

Auto Loans (21.7%)
Americredit Automobile Receivables Trust, 3.10%, 11/06/09	2,260,998	2,245,670
Americredit Automobile Receivables Trust, 2.72%, 01/06/10	2,500,556	2,473,886
Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 05/06/10	8,000,000	7,955,062
BMW Vehicle Owner Trust, 2.67%, 03/25/08	463,931	462,376
BMW Vehicle Owner Trust, 4.04%, 02/25/09	4,341,265	4,315,253
Capital Auto Receivables Asset Trust, Series 2003-3, Class A4A, 3.40%, 08/15/08	7,400,000	7,313,809
Capital One Auto Finance Trust, 2.96%, 04/15/09	1,696,421	1,691,121
Capital One Auto Finance Trust, 3.44%, 06/15/09	1,865,410	1,854,358
DaimlerChrysler Auto Trust, Series 2004-A, Class A4, 2.58%, 04/08/09	8,400,000	8,282,839
Ford Credit Auto Owner Trust, 3.48%, 11/15/08	3,077,809	3,054,965
Honda Auto Receivables Owner Trust, Series 2004-3, Class A3, 2.91%, 10/20/08	3,094,396	3,059,097
Honda Auto Receivables Owner Trust, Series 2003-3, Class A4, 2.77%, 11/21/08	1,966,669	1,953,180
Household Automotive Trust, 4.80%, 10/18/10	7,000,000	6,968,730
Nissan Auto Receivables Owner Trust, Series 2004-B, Class A3, 3.35%, 05/15/08	2,962,367	2,940,916
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A2, 5.18%, 08/15/08	5,000,000	4,995,857

	Principal Amount	Value

Auto Loans (continued)
Onyx Acceptance Auto Trust, 2.94%, 12/15/10	$4,359,421	$4,300,733
USAA Auto Owner Trust, Series 2005-3 Class A2, 4.52%, 06/16/08	4,774,771	4,763,136
USAA Auto Owner Trust, Series 2004-3, Class A3, 3.16%, 02/17/09	4,216,923	4,182,111
USAA Auto Owner Trust, Series 2006-2, Class A2, 5.31%, 03/16/09	8,000,000	7,999,510
WFS Financial Owner Trust, 2.74%, 09/20/10	2,256,661	2,249,277
WFS Financial Owner Trust, 2.41%, 12/20/10	2,964,998	2,934,757
WFS Financial Owner Trust, 4.39%, 11/19/12	4,963,000	4,913,500
World Omni Auto Receivables Trust, 4.30%, 03/20/08	1,439,885	1,437,467
World Omni Auto Receivables Trust, 3.29%, 11/12/08	2,904,634	2,888,309

		95,235,919

Credit Cards (15.9%)
Bank One Issuance Trust, Series 2002-A3, Class A3, 3.59%, 05/17/10	6,050,000	5,961,766
Bank One Issuance Trust, Series 2003-A7, Class A7, 3.35%, 03/15/11	5,000,000	4,872,324
Chase Credit Card Master Trust, Series 2001-6, Class A, 5.45%, 03/16/09 (b)	4,000,000	3,999,946
Chase Credit Card Issuance Trust, Series 2004-A9, Class A9, 3.22%, 06/15/10	6,825,000	6,699,907
Citibank Credit Card Issuance Trust, Series 2004-A1, Class A1, 2.55%, 01/20/09	8,000,000	7,951,619
Citibank Credit Card Issuance Trust, Series 2002-A1, Class A1, 4.95%, 02/09/09	8,890,000	8,879,778

54	Annual Report 2006

Asset-Backed Securities (continued)

	Principal Amount	Value

Credit Cards (continued)
Citibank Credit Card Issuance Trust, Series 2004-A4, Class A4, 3.20%, 08/24/09	$8,000,000	$7,867,986
Discover Card Master Trust I, Series 2002-2, Class A, 5.15%, 10/15/09	9,000,000	8,995,231
MBNA Credit Card Master Note Trust, 4.95%, 06/15/09	6,700,000	6,696,501
MBNA Credit Card Master Note Trust, 2.70%, 09/15/09	8,000,000	7,909,498

		69,834,556

Equipment (2.9%)
Caterpillar Financial Asset Trust, Series 2004-A, Class A3, 3.13%, 01/26/09	2,176,072	2,154,457
CIT Equipment Collateral, Series 2005-EF1, Class A2, 4.30%, 12/20/07	1,159,348	1,157,460
CIT Equipment Collateral, Series 2006-VT1, Class A2, 5.13%, 03/20/08	5,000,000	4,988,973
John Deere Owner Trust, 3.98%, 06/15/09	3,995,000	3,955,754
MBNA Practice Solutions Owner Trust, 2005-2, Class A1, 3.93%, 01/15/08	486,268	485,648

		12,742,292

Mortgage-Backed (9.2%)
Centex Home Equity, 4.20%, 06/25/35	190,547	189,842
Centex Home Equity, 5.04%, 10/25/35	2,084,565	2,074,556
Chase Funding Mortgage Loan, 2.98%, 04/25/26	1,205,472	1,195,275
Chase Funding Mortgage Loan, 3.34%, 05/25/26	3,426,730	3,367,168
Chase Funding Mortgage Loan, 4.21%, 09/25/26	3,508,094	3,486,113

	Principal Amount	Value

Mortgage-Backed (continued)
Chase Funding Mortgage Loan, 3.30%, 11/25/29	$3,347,337	$3,296,180
Citigroup Residential Mortgage Securities, Series 2006-1, Class A1, 5.96%, 07/25/36	4,778,949	4,780,848
Countrywide Asset-Backed Certificates, 4.32%, 11/25/35	108,580	108,159
Countrywide Asset-Backed Certificates, 4.37%, 11/25/35	8,000,000	7,916,783
Popular ABS Mortgage Pass-Through Trust, 5.46%, 09/25/35 (b)	2,162,275	2,163,122
Popular ABS Mortgage Pass-Through Trust, 5.45%, 11/25/35 (b)	2,652,822	2,653,504
Popular ABS Mortgage Pass-Through Trust, 5.36%, 01/25/36	4,074,539	4,052,834
Residential Asset Mortgage Products, Inc., 3.35%, 08/25/29	81,948	81,628
Residential Asset Mortgage Products, Inc., 5.00%, 03/25/31	1,393,779	1,386,892
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	1,408,577	1,347,944
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 01/25/19	2,056,710	2,025,929

		40,126,777

Rate Reduction Bonds (2.0%)
Massachusetts RRB Special Purpose Trust, Series 1999-1, Class A4, 6.91%, 09/15/09	3,608,933	3,640,167
Public Service New Hampshire Funding LLC, Series 2001-1 Class A2, 5.73%, 11/01/10	4,956,714	4,983,234

		8,623,401

Total Asset-Backed Securities		228,492,239

2006 Annual Report	55

Statement of Investments (Continued)

October 31, 2006

Gartmore Enhanced Income Fund (Continued)

Commercial Mortgare-Backed Securities (20.4%)

	Principal Amount	Value

Asset Securitization Corp., 7.40%, 10/13/26	$929,398	$957,582
Banc of America Commercial Mortgage, Inc., Series 2004-3, Class A1, 2.98%, 06/10/39	372,862	372,241
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class A1, 4.36%, 11/10/42	3,188,702	3,165,623
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A1, 4.04%, 07/10/43	5,226,698	5,179,885
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A1, 6.08%, 02/15/35	958,300	974,148
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, 3.79%, 10/15/41	6,464,158	6,335,686
Commercial Mortgage Asset Trust, 6.59%, 01/17/32	1,755,893	1,757,456
Commercial Mortgage Pass-Through Certificates, Series 1999-1, Class A2, 6.46%, 05/15/32	4,891,749	4,972,062
CS First Boston Mortgage Securities Corp., 2.61%, 08/15/36	1,376,441	1,346,325
CS First Boston Mortgage Securities Corp., 2.08%, 05/15/38	4,670,521	4,539,534
GE Capital Commercial Mortgage Corp., Series 2003-C1, Class A1, 3.09%, 01/10/38	6,528,972	6,378,568
GMAC Commercial Mortgage Securities, Inc., 3.11%, 12/10/41	259,034	258,616
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A1, 3.11%, 08/10/38	122,654	122,464
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 06/12/41	5,395,892	5,249,384
LB-UBS Commercial Mortgage Trust, Series 2000-C5, Class A1, 6.41%, 12/15/19	6,741,651	6,788,582

	Principal Amount	Value

LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A2, 5.53%, 12/15/25	$2,810,452	$2,817,023
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A2, 5.97%, 03/15/26	5,746,406	5,759,651
LB-UBS Commercial Mortgage Trust, Series 2002-C2, Class A2, 4.90%, 06/15/26	8,000,000	7,964,895
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 12/15/26	718,348	707,568
LB-UBS Commercial Mortgage Trust, 3.90%, 12/15/26	4,035,000	3,976,121
LB-UBS Commercial Mortgage Trust, Series 2003-C1, Class A1, 2.72%, 03/15/27	4,152,064	4,051,172
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A3, 6.46%, 02/15/33	1,451,314	1,460,022
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A2, 5.90%, 10/15/35	2,225,121	2,223,708
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A1, 3.26%, 06/13/41	1,897,125	1,850,864
Morgan Stanley Dean Witter Capital I, Series 2005-T17, Class A1, 3.39%, 12/13/41	333,377	332,285
Nomura Asset Securities Corp., 6.59%, 03/15/30	6,987,429	7,094,346
Wachovia Bank Commercial Mortgage Trust, 3.00%, 11/15/34	2,859,222	2,830,173

Total Commercial Mortgage-Backed Securities		89,465,984

Corporate Bonds (15.6%)
Financial Services (15.6%)
AIG SunAmerica Global Finance XII, 5.30%, 05/30/07 (d)	8,000,000	7,995,584
Bank of America Corp., 5.25%, 02/01/07	7,000,000	6,996,227

56	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Bear Stearns Co., Inc., 5.70%, 01/15/07	$4,000,000	$4,001,280
Caterpillar Financial Service Corp., 2.63%, 01/30/07	5,000,000	4,967,540
General Electric Capital Corp., 7.88%, 12/01/06 (c)	4,000,000	4,007,880
Goldman Sachs Group, Inc., 4.13%, 01/15/08 (c)	8,000,000	7,897,376
MBNA Corp., 5.63%, 11/30/07	8,100,000	8,124,794
Merrill Lynch & Co., 3.00%, 04/30/07	5,000,000	4,943,440
Morgan Stanley, 5.80%, 04/01/07 (c)	8,675,000	8,685,532
US Bank NA, 2.85%, 11/15/06	6,000,000	5,994,846
Wachovia Corp., 4.95%, 11/01/06	5,000,000	5,000,000

Total Corporate Bonds		68,614,499

Collateralized Mortgage Obligations (6.2%)
Federal Home Loan Mortgage Corporation (3.6%)
Series 2611, Class KC, 3.50%, 01/15/17	1,461,648	1,406,541
Series 2691, Class MA, 4.00%, 01/15/18	404,011	402,586
Series 2664, Class GA, 4.50%, 01/15/18	1,564,317	1,536,427
Series 2700, Class PA, 4.50%, 04/15/18	442,611	441,155
Series 2613, Class PA, 3.25%, 05/15/18	1,581,495	1,473,449
Series 2630, Class JA, 3.00%, 06/15/18	1,557,079	1,485,497
Series 2928, Class NA, 5.00%, 11/15/19	4,537,094	4,515,263
Series 2682, Class XK, 3.00%, 01/15/21	3,059,805	3,013,183
Series 2726, Class AC, 3.75%, 09/15/22	1,625,554	1,606,629

		15,880,730

Federal National Mortgage Association (1.4%)
Series 2004-34, Class PL, 3.50%, 05/25/14	3,004,010	2,936,004
Series 2003-61, Class HK, 3.00%, 12/25/17	120,622	120,165
Series 2003-57, Class NB, 3.00%, 06/25/18	1,361,497	1,274,875

Collateralized Mortgage Obligations (continued)

	Principal Amount	Value

Federal National Mortgage Association (continued)
Series 2003-75, Class NB, 3.25%, 08/25/18	$1,069,452	$1,022,831
Series 2003-14, Class AN, 3.50%, 03/25/33	935,860	878,314

		6,232,189

Government National Mortgage Association (1.2%)
Series 2004-103, Class A, 3.88%, 12/16/19	5,154,494	5,045,450

Total Collateralized Mortgage Obligations		27,158,369

U.S. Treasury Notes (2.3%)

4.88%, 08/31/08 (c)	5,000,000	5,012,305
4.63%, 09/30/08 (c)	5,000,000	4,991,990

Total U.S. Treasury Notes		10,004,295

U.S. Government Agencies — Mortgages (0.8%)
Federal Home Loan Mortgage Corporation (0.1%)
Pool #E00678, 6.50%, 06/01/14	186,843	190,712
Pool #E00991, 6.00%, 07/01/16	231,695	235,211

		425,923

Federal National Mortgage Association (0.7%)
Pool #190255, 6.50%, 02/01/09	95,771	96,039
Pool #254256, 5.50%, 04/01/09	68,518	68,695
Pool #253845, 6.00%, 06/01/16	292,277	297,106
Pool #254089, 6.00%, 12/01/16	439,078	446,332
Pool #545415, 6.00%, 01/01/17	391,405	397,872
Pool #625178, 5.50%, 02/01/17	853,965	857,213
Pool #254195, 5.50%, 02/01/17	913,138	916,611

		3,079,868

Total U.S. Government Agencies — Mortgages		3,505,791

2006 Annual Report	57

Statement of Investments (Continued)

October 31, 2006

Gartmore Enhanced Income Fund (Continued)

Repurchase Agreements (2.6%)

	Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $5,778,105, collateralized by U.S. Government Agency Mortgages with a market value of $5,892,830	$5,777,275	$5,777,275
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $5,516,768, collateralized by U.S. Government Agency Mortgages with a market value of $5,626,305	5,515,976	5,515,976

Total Repurchase Agreements		11,293,251

Short-Term Securities Held as Collateral For Securities on Loan (6.7%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $14,036,470, collateralized by U.S. Government Agency Mortgages with a market value of $14,315,084	14,034,396	14,034,396

Total Short-Term Securities Held as Collateral for Securities on Loan		14,034,396

Total Investments (Cost $453,953,014) (a) — 103.2%	452,568,824

Liabilities in excess of other assets — (3.2%)	(13,934,303)

NET ASSETS — 100.0%	$438,634,521

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2006. The maturity date represents the actual maturity date.
(c)	All or part of the security was on loan as of October 31, 2006.
(d)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

58	Annual Report 2006

Gartmore Government Bond Fund

For the annual period ended Oct. 31, 2006, the Gartmore Government Bond Fund (Class A at NAV) returned 4.25% versus 4.59% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds (consisting of 79 funds as of Oct. 31, 2006) was 4.12%.

The fixed-income markets experienced a challenging environment during the reporting period as the Federal Reserve Board increased the federal funds rate to 5.25%. Longer-term rates rose in sympathy, with the two-year Treasury rising 47 basis points and the 10-year Treasury rising 14 basis points. This flattening of the yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) resulted in longer-maturity bonds producing better returns than shorter-maturity bonds.

To attempt to capture the expected flattening of the yield curve, the Fund was positioned with an emphasis on bonds with maturities of less than four years as well as bonds with maturities of 10 or more years. With intermediate-maturity bonds outperforming bonds with less than four years to maturity, this underweighting hurt Fund performance relative to the Index.

Positive contributors to Fund performance included bonds that were part of the Fund’s emphasis on overweighting mortgage-backed issues and Agency notes at the expense of Treasury securities.

Since the Federal Reserve paused in its tightening campaign, interest rates have fallen somewhat and are expected to be range-bound during the next three to six months. This environment should be positive for non-Treasury fixed-income sectors, and we will emphasize mortgage-backed and callable Agencies at the expense of Treasury holdings. We anticipate that the Fed may lower rates in the first half of 2007, and we will begin to position the Fund with an increase in intermediate bonds, which should benefit in such an environment.

Portfolio Manager:

Gary Hunt

2006 Annual Report	59

Fund Performance	Gartmore Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	4.25%	3.61%	5.64%
	w/SC3	–0.17%	2.70%	5.18%
Class B4	w/o SC2	3.61%	3.04%	5.12%
	w/SC5	–1.39%	2.71%	5.12%
Class C6	w/o SC2	3.69%	3.04%	5.31%
	w/SC7	2.69%	3.04%	5.31%
Class D8	w/o SC2	4.55%	3.88%	5.87%
	w/SC9	–0.16%	2.92%	5.39%
Class R1,10		4.35%	3.65%	5.75%
Class X1	w/o SC2	3.77%	3.12%	5.23%
	w/SC5	–1.23%	2.79%	5.23%
Class Y1	w/o SC2	3.77%	3.12%	5.35%
	w/SC7	2.77%	3.12%	5.35%
Institutional Class[1,10]		4.68%	3.92%	5.89%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01),Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchased.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

60	Annual Report 2006

Fund Performance	Gartmore Government Bond Fund

Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	61

Shareholder Expense Example	Gartmore Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Government Bond Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,042.30	$5.61	1.09%
	Hypothetical	[1]	$1,000.00	$1,019.51	$5.56	1.09%
Class B	Actual		$1,000.00	$1,039.00	$8.69	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.63	1.69%
Class C	Actual		$1,000.00	$1,040.10	$8.69	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.63	1.69%
Class D	Actual		$1,000.00	$1,043.80	$4.07	0.79%
	Hypothetical	[1]	$1,000.00	$1,021.02	$4.03	0.79%
Class R	Actual		$1,000.00	$1,043.20	$5.66	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.45	$5.61	1.10%
Class X	Actual		$1,000.00	$1,039.90	$7.97	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.19	$7.91	1.55%
Class Y	Actual		$1,000.00	$1,039.90	$7.97	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.19	$7.91	1.55%
Institutional Class	Actual		$1,000.00	$1,044.60	$3.71	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

62	Annual Report 2006

Portfolio Summary	Gartmore Government Bond Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government Sponsored and Agency Obligations	107.4%
Repurchase Agreements	0.6%
Liabilities in excess of other assets	-8.0%

100.0%

Top Industries
Federal National Mortgage Association	60.7%
Federal Home Loan Mortgage Corporation	26.2%
U.S. Treasury Inflation Protected Bonds	7.9%
U.S. Treasury Bonds	7.1%
Federal Home Loan Bank	2.0%
Federal Farm Credit Bank	1.9%
Sovereign Agency	1.6%
Liabilities in excess of other assets	-7.4%

100.0%

Top Holdings*
Federal National Mortgage Association, 5.28%, 02/27/09	11.5%
U.S. Treasury Inflation Protected Bonds, 2.50%, 07/15/16	7.9%
U.S. Treasury Bonds, 8.13%, 08/15/19	7.1%
Federal National Mortgage Association, 5.56%, 07/01/36, Pool #745769	7.1%
Federal National Mortgage Association, 4.92%, 04/01/35, Pool #773298	6.5%
Federal National Mortgage Association, 5.54%, 07/01/36, Pool #813605	6.5%
Federal Home Loan Mortgage Corporation, 5.00%, 12/15/27, Series 2594-TD	6.4%
Federal National Mortgage Association, 8.20%, 03/10/16	4.8%
Federal Home Loan Mortgage Corporation, 5.00%, 10/15/16, Series 2562, Class PE	4.6%
Federal Home Loan Mortgage Corporation, 5.50%, 05/15/25, Series 2970, Class DY	3.8%
Other Assets	33.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	63

Statement of Investments

October 31, 2006

Gartmore Government Bond Fund

U.S. Government Sponsored & Agency Obligations (107.4%)

	Principal Amount	Value

Federal Farm Credit Bank (1.9%)
4.70%, 08/10/15	$2,480,000	$2,432,667

Federal Home Loan Bank (2.0%)
6.02%, 01/09/08, Series AA-08	1,000,000	1,010,715
5.99%, 04/15/13, Series BD-13	1,500,000	1,586,315

		2,597,030

Federal Home Loan Mortgage Corporation (26.2%)
5.50%, 04/01/07, Gold Pool #M90718	186,992	186,491
5.00%, 10/15/16, Series 2562, Class PE	6,087,000	5,994,553
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,496,907
5.50%, 01/15/22, REMIC, Series 2666-OC	1,500,000	1,508,931
5.50%, 12/15/22, Series 2533-PG	2,500,000	2,473,540
5.00%, 02/15/23, Series 2960, Class BL	3,916,728	3,808,826
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,070,414
5.50%, 05/15/25, Series 2970, Class DY	5,000,000	4,968,634
5.00%, 12/15/27, Series 2594-TD	8,393,707	8,288,564
5.00%, 10/15/28, Series 2644, Class AY	3,080,000	3,037,259
6.50%, 03/15/31, REMIC, Series 2296-H	219,893	225,777

		34,059,896

Federal National Mortgage Association (60.7%)
6.00%, 11/25/08, REMIC, Series 94-48-E	17,028	16,964
5.28%, 02/27/09	15,000,000	14,989,006
6.30%, 05/01/13, Pool #380311	1,771,673	1,782,977
6.30%, 04/01/14, Pool #381570	997,789	1,058,353
7.90%, 08/01/15, Pool #381190	1,551,922	1,778,676
7.11%, 10/01/15, Pool #383142	2,458,819	2,591,669
6.35%, 03/01/16, Pool #380082	3,943,137	4,176,047

	Principal Amount	Value

Federal National Mortgage Association (continued)
8.20%, 03/10/16	$5,000,000	$6,208,875
5.50%, 04/25/16, REMIC, Series 02-55-QD	3,000,000	2,996,122
6.68%, 05/01/16, Pool #383452	1,755,760	1,831,706
4.50%, 12/18/17	3,748,000	3,489,976
9.25%, 10/25/18, REMIC, Series 88-25-B	16,696	18,053
8.50%, 01/25/20, REMIC, Series 90-7-B	46,278	49,696
6.85%, 05/17/20, Series 97-M6-C	54,579	54,489
7.50%, 02/25/23, REMIC, Series 93-16-Z	191,923	202,543
6.00%, 12/25/23, REMIC, Series 93-226-PK	1,000,000	1,020,301
5.50%, 09/25/24, Series 2004-68-DY	2,391,304	2,383,642
6.00%, 10/25/32, Series 2004-45-ZL	2,201,681	2,211,298
3.50%, 11/25/32, REMIC, Series 03-66-AP	3,525,225	3,267,039
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,570,219
4.92%, 04/01/35, Pool #773298	8,560,581	8,439,152
5.54%, 07/01/36, Pool #813605	8,421,658	8,420,977
5.56%, 07/01/36, Pool #745769	9,188,032	9,224,160

		78,781,940

Sovereign Agency (1.6%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	2,000,000	2,121,978

U.S. Treasury Bonds (7.1%)
8.13%, 08/15/19 (b)	7,000,000	9,247,658

U.S. Treasury Inflation Protected Bonds (7.9%)
2.50%, 07/15/16	10,000,000	10,241,637

Total U.S. Government Sponsored & Agency Obligations		139,482,806

64	Annual Report 2006

Repurchase Agreement (0.6%)

	Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $383,229, collateralized by U.S. Government Agency Mortgages with a market value of $390,838	$383,174	$383,174
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $365,897, collateralized by U.S. Government Agency Mortgages with a market value of $373,161	365,844	365,844

Total Repurchase Agreements		749,018

Total Investments (Cost $139,317,049) (a) — 108.0%		140,231,824

Liabilities in excess of other assets — (8.0%)		(10,353,433)

NET ASSETS — 100.0%		$129,878,391

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	All or part of the security was on loan as of October 31, 2006.

REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

2006 Annual Report	65

Gartmore Short Duration Bond Fund

For the annual period ended Oct. 31, 2006, the Gartmore Short Duration Bond Fund (Class A at NAV) returned 3.87% versus 4.15% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds (consisting of 232 funds as of Oct. 31, 2006) was 4.11%.

The Federal Reserve Board remained vigilant in its tightening policy during the first eight months of the reporting period. The Federal Open Market Committee (FOMC) raised the target federal funds rate by 25 basis points six consecutive times at its meetings from Oct. 31, 2005, to June 29, 2006, increasing the rate from 3.75% to 5.25%. The Federal Reserve paused at the subsequent three FOMC meetings in August, September and October 2006, leaving the target rate at 5.25%. Interest rates on the short end of the yield curve rose as the Fed continued its tightening policy, while longer rates were only slightly higher during the reporting period. This activity resulted in an inversion of the yield curve (defined as the difference between the 10-year Treasury bill and the 6-month Treasury note) from a positive 34 basis points to a negative 51 basis points on Oct. 31, 2006. Strong economic growth at the beginning of the reporting period began to moderate later as the housing sector, which had been a strong contributor to growth, began to show signs of weakness. Higher energy prices earlier in the reporting period led to an increase in the headline inflation number, while core inflation numbers (e.g., food and energy) were slightly tamer but trending higher.

With energy and commodity prices having moderated, recent data indicates that inflation is weaker than the markets anticipated, suggesting that the Fed was correct in its decision to pause in raising the federal funds rate. Returns in the non-Treasury fixed income sectors, were positive during the reporting period; asset-backed securities, commercial mortgage-backed securities and credit sectors were the strongest performers.

The increase in Fund quality detracted from performance, because lower-quality assets exhibited greater returns versus AAA assets during the reporting period. The Fund’s duration was 1.59 years versus 1.67 years for the benchmark Index as of Oct. 31, 2006. The Fund maintained a near-Index duration for much of the first half of the reporting period, but a slightly shorter duration position during the latter half which proved negative for Fund performance because rates fell during that period.

An overweight position in non-Treasury fixed income sectors was positive for Fund performance, because as mentioned above these sectors provided greater returns. The Fund continued to focus on high-quality assets during the reporting period.

Looking ahead, we will continue to maintain near-Index duration. We will look to extend the Fund’s duration if signs become more evident of a weakening economy that will allow the Fed to begin easing the target federal funds rate. The Fund is positioned more defensively with increased allocation to Treasuries and high-quality assets, which tend to perform better in a weakening economic environment with greater volatility. We will continue to overweight high-quality spread sectors relative to the Fund’s benchmark in order to maintain yield advantage over the Index.

Portfolio Managers:

Perpetua Phillips and Shane Johnston

66	Annual Report 2006

Fund Performance	Gartmore Short Duration Bond Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	3.87%	2.92%	3.78%
	w/SC4	1.49%	2.29%	3.38%
Class C6	w/o SC3	3.52%	2.77%	3.69%
	w/SC7	2.77%	2.77%	3.69%
Institutional Class Shares[5]		4.13%	3.26%	4.15%
IRA Shares[5]		3.73%	2.86%	3.74%
Service Class Shares[5]		3.78%	2.89%	3.77%

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[7]	A CDSC of 0.75% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Gartmore Short Duration Bond Fund Service Class, the Merrill Lynch 1-3 Year Treasury Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	67

Shareholder Expense Example	Gartmore Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Short Duration Bond Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,026.30	$3.42	0.67%
	Hypothetical	[1]	$1,000.00	$1,021.62	$3.42	0.67%
Class C	Actual		$1,000.00	$1,023.70	$5.97	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.17%
Institutional Class	Actual		$1,000.00	$1,027.50	$2.15	0.42%
	Hypothetical	[1]	$1,000.00	$1,022.88	$2.14	0.42%
IRA Class	Actual		$1,000.00	$1,025.40	$4.34	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.72	$4.34	0.85%
Service Class	Actual		$1,000.00	$1,025.80	$3.93	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.12	$3.93	0.77%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

68	Annual Report 2006

Portfolio Summary	Gartmore Short Duration Bond Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Treasury Notes	33.6%
U.S. Government Sponsored Mortgage-Backed Obligations	21.7%
Commercial Mortgage-Backed Securities	16.6%
Asset-Backed Securities	13.0%
Corporate Bonds	7.7%
Repurchase Agreements	5.2%
Agency Asset-Backed	1.8%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries
U.S. Treasury Notes	33.6%
Home Equity Loans	11.5%
Federal National Mortgage Association	11.3%
Federal Home Loan Mortgage Corp.	8.4%
Financial Services	4.6%
Government National Mortgage Association	3.8%
Banks	3.1%
Automobiles	1.5%
Other Assets	22.2%

100.0%

Top Holdings*
U.S. Treasury Notes, 4.38%, 11/15/08	12.4%
U.S. Treasury Notes, 4.13%, 08/15/08	9.2%
U.S. Treasury Notes, 4.88%, 08/15/09	5.7%
Federal National Mortgage Association, 4.00%, 10/25/13, Series 2004-9, Class YJ	5.1%
Federal National Mortgage Association, 4.00%, 10/25/16, Series 2004-80, Class LG	4.4%
U.S. Treasury Notes, 4.88%, 05/15/09	4.2%
Centex Home Equity, Series 2004-B, 4.12%, 01/25/32, Class AF4	4.0%
Wachovia Corp., 4.95%, 11/01/06	3.1%
Federal Home Loan Mortgage Corp., 4.50%, 07/15/14, Series 2870, Class BC	3.1%
CitiFinancial Mortgage Securities, Inc., 4.43%, 10/25/33, Series 2003-4, Class AF4,	3.1%
Other Assets	45.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	69

Statement of Investments

October 31, 2006

Gartmore Short Duration Bond Fund

Asset-Backed Securities (13.0%)

	Principal Amount	Value

Automobiles (1.5%)
Americredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	$1,500,000	$1,488,177

Home Equity Loans (11.5%)
Centex Home Equity, Series 2004-B, Class AF4, 4.12%, 01/25/32	4,000,000	3,898,957
CitiFinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	3,000,000	2,952,579
Equity One, Inc., Series 2004-3, Class AF3, 4.27%, 07/25/34	1,617,256	1,608,948
Residential Asset Mortgage Products, Inc., Class 2003-KS10, 4.47%, 03/25/32	2,661,958	2,623,573

		11,084,057

Total Asset-Backed Securities		12,572,234

Commercial Mortgage-Backed Securities (16.6%)

Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP4, 5.06%, 11/15/16	2,075,122	2,068,795
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, 6.08%, 02/15/35	1,118,016	1,136,506
CS First Boston Mortgage Securities Corp., Series 2000-C1, Class A1, 7.33%, 04/15/62	1,691,830	1,725,899
LB-UBS Commercial Mortgage Trust, 4.89%, 09/15/30	2,000,000	1,987,798
Merrill Lynch Commercial Mortgage Trust, 4.71%, 07/12/46 (b)	1,485,552	1,470,081
Morgan Stanley Dean Witter Capital I, Series 1998-WFS, Class A2, 6.54%, 07/15/30	2,275,262	2,307,006
Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, 6.46%, 02/15/33	1,161,051	1,168,017
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, 6.01%, 07/15/33	1,200,690	1,205,770

Commercial Mortgage-Backed Securities (continued)

	Principal Amount	Value

Nomura Asset Securities Corp., Series 1998-D6, 6.59%, 03/15/30	$2,869,837	$2,913,750

Total Commercial Mortgage-Backed Securities		15,983,622

Corporate Bonds (7.7%)
Banks (3.1%)
Wachovia Corp., 4.95%, 11/01/06	3,000,000	3,000,000

Financial Services (4.6%)
Household Finance Co., 5.88%, 02/01/09	1,500,000	1,524,255
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,937,720

		4,461,975

Total Corporate Bonds		7,461,975

Agency Asset-Backed (1.8%)
Federal Home Loan Mortgage Corp. (1.8%)
Series T-50, Class A6, 3.61%, 09/27/12	1,784,902	1,739,007

Total Agency Asset-Backed		1,739,007

U.S. Government Sponsored Mortgage-Backed Obligations (21.7%)
Federal Home Loan Mortgage Corp. (6.6%)
Series 2870, Class BC, 4.50%, 07/15/14	3,000,000	2,964,089
Series 2676, Class CV, 4.00%, 05/15/16	1,669,738	1,620,080
Series 2626, Class UN, 4.00%, 08/15/29	1,838,627	1,801,229

		6,385,398

70	Annual Report 2006

U.S. Government Sponsored Mortgage-Backed Obligations (continued)

	Principal Amount	Value

Federal National Mortgage Association (11.3%)
Series 2004-79, Class VE, 4.50%, 08/25/10	$1,716,128	$1,693,304
Series 2004-9, Class YJ, 4.00%, 10/25/13	5,000,000	4,911,500
Series 2004-80, Class LG, 4.00%, 10/25/16	4,307,158	4,204,090

		10,808,894

Government National Mortgage Association (3.8%)
Series 2004-76, Class QA, 4.00%, 01/20/34	1,920,129	1,831,893
Series 2004-22, Class BK, 3.47%, 04/20/34	1,945,629	1,875,801

		3,707,694

Total U.S. Government Sponsored Mortgage-Backed Obligations		20,901,986

U.S. Treasury Notes (33.6%)

5.00%, 07/31/08	2,000,000	2,008,440
4.13%, 08/15/08	9,000,000	8,917,380
4.38%, 11/15/08	12,000,000	11,926,439
4.88%, 05/15/09	4,000,000	4,022,800
4.88%, 08/15/09	5,500,000	5,535,640

Total U.S. Treasury Notes		32,410,699

Repurchase Agreements (5.2%)

	Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $2,589,995, collateralized by U.S. Government Agency Mortgages with a market value of $2,641,420	$2,589,623	$2,589,623
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $2,472,853, collateralized by U.S. Government Agency Mortgages with a market value of $2,521,952	2,472,498	2,472,498

Total Repurchase Agreements		5,062,121

Total Investments (Cost $97,542,676) (a) — 99.6%		96,131,644

Other assets in excess of liabilities — 0.4%		403,130

NET ASSETS — 100.0%		$96,534,774

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2006.

See notes to financial statements.

2006 Annual Report	71

Gartmore Tax-Free Income Fund

For the annual period ended Oct. 31, 2006, the Gartmore Tax-Free Income Fund (Class A at NAV) returned 4.30% versus 5.76% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 258 funds as of Oct. 31, 2006) was 5.41%.

Calendar year-to-date, the supply of municipal bonds declined, partly due to a substantial decline in refunding activity; new issuances were down 12.5% from the same period in 2005. Three years of record refunding issuance prompted by the low-interest-rate environment effectively exhausted a significant portion of the economically justified deals at current yield levels. Concurrently, the need for newly issued bonds lessened for many municipalities, thanks to higher tax receipts coupled with better expense management. Sharp declines in new issue volume along with rising yields in 2006 have created a favorable environment for municipal bond investors.

During the reporting period, the Federal Reserve Board continued to hike the federal funds rate, increasing it by 25 basis points at each of six consecutive Federal Open Market Committee (FOMC) meetings to end at 5.25% in August 2006. The rate remained unchanged through the October FOMC session, a pause that precipitated a strong rally in the bond markets. The FOMC noted that economic growth has slowed, and the near-term economy seems likely to expand at a moderated pace. Inflation is a lingering concern, and the extent to which the Fund’s portfolio may need to be repositioned remains to be seen.

The Fund’s duration was 4.13 years, which was shorter than the 5.15 years duration of the Fund’s benchmark index, causing the Fund to underperform. Duration is a measure of a bond or a bond fund’s sensitivity to changes in interest rates. Longer durations indicate greater interest-rate sensitivity, and shorter durations generally limit a bond fund’s volatility and total return potential. According to the Fund’s benchmark index, investors in longer-duration bonds maturing in 22+ years received the greatest return: 7.91%. Intermediate-duration bonds maturing in 10 years returned 5.99%, while short-duration bonds maturing in one year returned 3.05%.

The Fund’s strategy remains focused on monitoring market developments and using any opportunity to redeploy assets further out of longer-duration bonds to bring maturities better in line with that of the benchmark.

Portfolio Manager:

Alpha Benson

72	Annual Report 2006

Fund Performance	Gartmore Tax-Free Income Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	4.30%	4.17%	4.93%
	w/SC3	–0.18%	3.27%	4.48%
Class B4	w/o SC2	3.52%	3.47%	4.35%
	w/SC5	–1.48%	3.12%	4.35%
Class C6	w/o SC2	3.53%	3.49%	4.52%
	w/SC7	2.53%	3.49%	4.52%
Class D8	w/o SC2	4.56%	4.46%	5.15%
	w/SC9	–0.11%	3.51%	4.67%
Class X1	w/o SC2	3.68%	3.58%	4.48%
	w/SC5	–1.32%	3.23%	4.48%
Class Y1	w/o SC2	3.59%	3.56%	4.56%
	w/SC7	2.59%	3.56%	4.56%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

2006 Annual Report	73

Fund Performance	Gartmore Tax-Free Income Fund

Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly inmarket indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

74	Annual Report 2006

Shareholder Expense Example	Gartmore Tax-Free Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Tax-Free Income Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,030.80	$4.81	0.94%
	Hypothetical	[1]	$1,000.00	$1,020.26	$4.80	0.94%
Class B	Actual		$1,000.00	$1,027.90	$8.64	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.63	1.69%
Class C	Actual		$1,000.00	$1,028.00	$8.64	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.63	1.69%
Class D	Actual		$1,000.00	$1,033.10	$3.54	0.69%
	Hypothetical	[1]	$1,000.00	$1,021.52	$3.52	0.69%
Class X	Actual		$1,000.00	$1,027.70	$7.87	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.24	$7.86	1.54%
Class Y	Actual		$1,000.00	$1,027.80	$7.87	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.24	$7.86	1.54%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	75

Portfolio Summary	Gartmore Tax Free Income Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Municipal Bonds	98.9%
Other assets in excess of liabilities	1.1%

100.0%

Top States
Texas	17.3%
Illinois	13.5%
Alabama	5.9%
Indiana	5.0%
Massachusetts	5.0%
Washington	4.8%
Michigan	4.8%
Georgia	4.3%
South Carolina	3.8%
Ohio	3.8%
Other Assets	31.8%

100.0%

Top Holdings
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	4.3%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	4.0%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	3.0%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children's Research), 5.38%, 07/01/24	2.8%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	2.6%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	2.4%
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	2.3%
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/25	2.2%
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	2.2%
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	2.2%
Other Assets	72.0%

100.0%

76	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Tax-Free Fund

Municipal Bonds (98.9%)

	Principal Amount	Value

Alabama (5.9%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 12/01/90	$1,500,000	$1,614,825
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	4,000,000	4,167,639
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 06/01/18	1,685,000	1,808,746
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 01/01/29	1,750,000	1,767,273

		9,358,483

Arizona (1.2%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/29	1,800,000	1,925,082

Colorado (2.2%)
Denver, Colorado City & County Airport Revenue Bonds, Series B, 5.50%, 11/15/25	3,500,000	3,537,240

District of Columbia (1.6%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/29	1,775,000	1,860,768
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/29	725,000	765,767

		2,626,535

Florida (2.9%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,128,131
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	3,000,000	3,463,020

		4,591,151

	Principal Amount	Value

Georgia (4.3%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/26	$1,000,000	$1,068,270
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/28	1,000,000	1,058,480
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	465,000	564,138
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	55,000	64,514
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 01/01/18	2,230,000	2,643,397
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,540,590

		6,939,389

Illinois (13.5%)
Chicago Illinois Prerefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	1,995,000	2,089,763
Chicago Illinois Unrefunded Project General Obligation Limited, Series A, 5.38%, 01/01/24	935,000	974,635
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds, Series 1996, 5.60%, 01/01/21	3,050,000	3,090,504
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.50%, 11/15/20	1,750,000	1,856,785

2006 Annual Report	77

Statement of Investments (Continued)

October 31, 2006

Gartmore Tax-Free Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Illinois (continued)
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.65%, 11/15/24	$3,000,000	$3,195,870
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	3,425,000	3,635,671
Illinois State Toll Highway Authority Revenue Bonds, 5.00%, 01/01/27	2,000,000	2,134,060
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	4,500,000	4,758,569

		21,735,857

Indiana (5.0%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/20	1,000,000	1,099,690
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	5,335,000	6,892,607

		7,992,297

Kansas (1.0%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/19	1,500,000	1,665,915

Louisiana (1.2%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/39	1,750,000	1,859,025

Massachusetts (5.0%)
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/15	1,500,000	1,695,180

	Principal Amount	Value

Massachusetts (continued)
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 10/01/16	$1,000,000	$1,137,500
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 08/01/19	1,000,000	1,153,970
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/18	2,000,000	2,298,380
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	95,000	102,485
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	1,405,000	1,515,700

		7,903,215

Michigan (4.8%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	3,500,000	3,851,015
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/24	1,500,000	1,615,110
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,145,220

		7,611,345

Minnesota (1.0%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/18	1,500,000	1,569,180

78	Annual Report 2006

Municipal Bonds (continued)

	Principal Amount	Value

Missouri (1.2%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/12	$1,415,000	$1,553,260
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/14	365,000	365,394

		1,918,654

Nevada (0.8%)
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/20	1,200,000	1,263,960

New Jersey (2.9%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,150,130
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/15	2,000,000	2,229,320
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	790,000	925,382
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	55,000	64,423
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/16	155,000	178,951

		4,548,206

New Mexico (1.0%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/26	1,500,000	1,569,045

	Principal Amount	Value

New York (1.4%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 04/01/14	$1,000,000	$1,129,149
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	205,000	222,159
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	795,000	861,542

		2,212,850

North Carolina (3.1%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 03/01/17	600,000	603,576
North Carolina Med Care Commission Hospital Revenue Bonds, (Gaston Health Care), Prerefunded, 5.00%, 02/15/29	1,070,000	1,098,783
North Carolina Med Care Commission Hospital Revenue Bonds, (Gaston Health Care), Unrefunded, 5.00%, 02/15/29	1,230,000	1,245,129
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/26	2,000,000	2,038,040

		4,985,528

Ohio (3.8%)
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 01/01/20	1,000,000	1,078,990
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 11/01/20	1,100,000	1,111,000
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/19	1,000,000	1,066,230

2006 Annual Report	79

Statement of Investments (Continued)

October 31, 2006

Gartmore Tax-Free Fund (Continued)

Municipal Bonds (continued)

	Principal Amount	Value

Ohio (continued)
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/18	$2,500,000	$2,774,400

		6,030,620

South Carolina (3.8%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,810,027
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/22	1,000,000	1,056,860
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/24	3,000,000	3,179,700

		6,046,587

Tennessee (3.5%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	4,200,000	4,438,392
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/14	1,000,000	1,076,130

		5,514,522

Texas (17.3%)
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 02/15/19	1,300,000	1,355,055
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 08/01/19	2,000,000	2,104,820
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/18	2,300,000	2,544,536

	Principal Amount	Value

Texas (continued)
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 03/01/17	$1,350,000	$1,359,234
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	5,325,000	6,398,679
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 08/15/17	1,500,000	1,507,245
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/26	2,000,000	2,020,980
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/22	1,000,000	1,047,960
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/17	1,245,000	1,474,018
Montgomery County, Texas General Obligation Limited, 5.25%, 09/01/19	1,000,000	1,059,930
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,043,630
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 02/15/14	1,000,000	1,027,560
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 02/01/20	1,500,000	1,581,510
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 08/15/25	1,000,000	1,047,910
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,143,520

		27,716,587

80	Annual Report 2006

Municipal Bonds (continued)

	Principal Amount	Value

Vermont (1.4%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	$2,000,000	$2,175,520

Virginia (2.6%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 04/01/22	940,000	967,551
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 02/01/18	2,955,000	3,129,198

		4,096,749

Washington (4.8%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/26	1,000,000	1,041,020
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 03/01/29	2,000,000	2,082,120
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	3,500,000	3,510,430
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 01/01/17	1,000,000	1,065,740

		7,699,310

Wisconsin (1.7%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 05/01/21	1,000,000	1,064,170
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 07/01/16	1,500,000	1,600,575

		2,664,745

Total Municipal Bonds		157,757,597

Value

Total Investments (Cost $146,086,708) (a) — 98.9%	$157,757,597

Other assets in excess of liabilities — 1.1%	1,810,430

NET ASSETS — 100.0%	$159,568,027

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value
Air, Water, and Solid Waste	1.34%	$2,143,520
Airports-Flying Fields	2.89%	4,605,510
Colleges and Universities	5.06%	8,081,397
Educational Services	0.64%	1,027,560
Elementary and Secondary Schools	5.18%	8,268,455
Environmental Quality	0.23%	365,394
Facilities Support Services	3.64%	5,802,200
Finance, Taxation, and Money	7.24%	11,550,605
General Obligation	24.27%	38,673,818
Health Services	8.83%	14,088,722
Hospitals	12.95%	20,671,334
Regulation, Administration of Transportation	1.74%	2,769,331
Regulation, Administration of Utilities	0.65%	1,041,020
Single Family Housing	0.38%	603,576
Tobacco and Tobacco Products	4.79%	7,641,490
Transportation Services	8.43%	13,451,757
Water, Sewer, and Utility	10.64%	16,971,908

See notes to financial statements.

2006 Annual Report	81

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Bond Fund	Gartmore Enhanced Income Fund	Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
Assets:
Investments, at value (cost $107,523,144; $428,625,367; $138,568,031; $92,480,555; and $146,086,708; respectively)	$110,555,348	$427,241,177	$139,482,806	$91,069,523	$157,757,597
Repurchase agreements, at cost and value*	3,723,956	25,327,647	749,018	5,062,121	—

Total Investments	114,279,304	452,568,824	140,231,824	96,131,644	157,757,597

Cash	1,253	23	—	—	—
Interest and dividends receivable	1,072,128	2,306,971	987,058	831,750	2,638,003
Receivable for capital shares issued	49,303	1,091	7,831	8,397	2,625
Prepaid expenses and other assets	26,641	20,231	25,522	671	10,762

Total Assets	115,428,629	454,897,140	141,252,235	96,972,462	160,408,987

Liabilities
Payable to custodian	—	—	—	—	401,189
Distributions payable	57,156	1,173	51,710	7,182	149,145
Payable for return of collateral received for securities on loan	3,723,956	14,034,396	—	—	—
Payable for capital shares redeemed	399,206	2,037,531	11,186,107	309,539	151,962
Accrued expenses and other payables
Investment advisory fees	47,029	114,690	60,235	20,803	67,857
Fund administration and transfer agent fees	12,064	49,910	17,234	19,831	18,943
Distribution fees	5,148	339	13,840	19,895	6,009
Administrative servicing fees	9,344	1,218	14,567	17,857	675
Trustee fees	15	69	21	14	22
Compliance program fees (Note 3)	960	4,478	1,356	883	1,458
Other	48,760	18,815	28,774	41,684	43,700

Total Liabilities	4,303,638	16,262,619	11,373,844	437,688	840,960

Net Assets	$111,124,991	$438,634,521	$129,878,391	$96,534,774	$159,568,027

Represented by:
Capital	$110,439,162	$445,982,924	$129,921,326	$100,810,653	$147,758,882
Accumulated net investment income (loss)	130,670	119,508	67,517	(50,356)	(155,747)
Accumulated net realized gains (losses) on investment and futures transactions	(2,477,045)	(6,083,721)	(1,025,227)	(2,814,491)	294,003
Net unrealized appreciation (depreciation) on investments	3,032,204	(1,384,190)	914,775	(1,411,032)	11,670,889

Net Assets	$111,124,991	$438,634,521	$129,878,391	$96,534,774	$159,568,027

*	Includes securities held as collateral for securities on loan of $3,723,956; $14,034,396; $0; $0 and $0; respectively.

See notes to financial statements.

82	Annual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Bond Fund	Gartmore Enhanced Income Fund		Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
Net Assets:
Class A Shares	$11,434,384	$1,569,685		$31,585,695	$958,610	$8,714,399
Class B Shares	268,065	—		360,941	—	791,932
Class C Shares	1,305,823	—		2,645,133	141,729	1,206,952
Class D Shares	83,878,254	—		92,547,417	—	145,552,965
Class R Shares	1,112	1,062		1,081	—	—
Class X Shares	1,853,579	—		1,907,290	—	3,167,023
Class Y Shares	150,773	—		829,792	—	134,756
Institutional Service Class Shares	—	11,872		—	—	—
Institutional Class Shares	12,233,001	437,051,902		1,042	5,354,369	—
IRA Class Shares	—	—		—	22,262,998	—
Service Class Shares	—	—		—	67,817,068	—

Total	$111,124,991	$438,634,521		$129,878,391	$96,534,774	$159,568,027

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,194,116	171,860		3,100,201	97,111	829,934
Class B Shares	27,996	—		35,422	—	75,436
Class C Shares	136,276	—		259,669	14,347	115,200
Class D Shares	8,747,751	—		9,078,678	—	13,862,077
Class R Shares	116	117		106	—	—
Class X Shares	193,552	—		187,346	—	301,602
Class Y Shares	15,727	—		81,512	—	12,866
Institutional Service Class Shares	—	1,300		—	—	—
Institutional Class Shares	1,275,558	47,857,572		102	542,295	—
IRA Class Shares	—	—		—	2,255,003	—
Service Class Shares	—	—		—	6,869,686	—

Total	11,591,092	48,030,849		12,743,036	9,778,442	15,197,115

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.58	$9.13		$10.19	$9.87	$10.50
Class B Shares (a)	$9.57 (c)	$—		$10.19	$—	$10.50
Class C Shares (b)	$9.58	$—		$10.19	$9.88	$10.48
Class D Shares	$9.59	$—		$10.19	$—	$10.50
Class R Shares	$9.59	$9.14	(c)	$10.20	$—	$—
Class X Shares (a)	$9.58	$—		$10.18	$—	$10.50
Class Y Shares (b)	$9.59	$—		$10.18	$—	$10.47
Institutional Service Class Shares	$—	$9.14	(c)	$—	$—	$—
Institutional Class Shares	$9.59	$9.13		$10.19 (c)	$9.87	$—
IRA Class Shares	$—	$—		$—	$9.87	$—
Service Class Shares	$—	$—		$—	$9.87	$—

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.01	$9.34		$10.64	$10.10	$10.97
Class D Shares	$10.04	$—		$10.67	$—	$10.99

Maximum Sales Charge — Class A Shares	4.25%	2.25%		4.25%	2.25%	4.25%

Maximum Sales Charge — Class D Shares	4.50%	—		4.50%	—	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	83

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Bond Fund	Gartmore Enhanced Income Fund	Gartmore Government Bond Fund	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$6,501,968	$20,957,441	$7,696,090	$4,234,394	$8,547,989
Income from securities lending	22,688	3,576	13,040	—	—

Total Income	6,524,656	20,961,017	7,709,130	4,234,394	8,547,989

Expenses:
Investment advisory fees	560,910	1,730,576	765,900	386,120	842,625
Fund administration and transfer agent fees	136,062	490,593	166,625	123,973	194,601
Distribution fees Class A	26,275	4,703	125,749	2,543	22,231
Distribution fees Class B	2,662	—	2,410	—	6,972
Distribution fees Class C	10,708	—	18,460	655	12,157
Distribution fees Class R	4	4	4	—	—
Distribution fees Class X	19,119	—	21,749	—	35,255
Distribution fees Class Y	1,395	—	7,057	—	1,946
Distribution fees IRA Class	—	—	—	76,451	—
Distribution fees Service Class	—	—	—	182,125	—
Administrative servicing fees Class A	8,348	353	66,826	—	107
Administrative servicing fees Class D	45,350	—	88,126	—	—
Administrative servicing fees Institutional Service Class	—	9,612	—	—	—
Administrative servicing fees IRA Class	—	—	—	39,022	—
Administrative servicing fees Service Class	—	—	—	60,059	—
Registration and filing fees	51,425	57,595	55,048	57,295	42,351
Printing fees	53,902	7,999	38,577	22,403	50,299
Trustee fees	3,861	17,041	5,303	3,842	5,817
Compliance program fees (Note 3)	1,922	9,068	2,685	1,794	2,917
Other	43,374	105,811	45,679	22,286	51,015

Total expenses before voluntary fee reductions	965,317	2,433,355	1,410,198	978,568	1,268,293
Earnings credit (Note 5)	(6,245)	(12,273)	(2,032)	(1,917)	(7,923)
Expenses voluntarily reduced by Investment Adviser	—	—	—	(110,319)	—
Expenses reimbursed	—	(180,035)	—	—	—
Expenses voluntarily waived by administrator	(801)	(347)	(466)	—	(706)

Net Expenses	958,271	2,240,700	1,407,700	866,332	1,259,664

Net Investment Income (Loss)	5,566,385	18,720,317	6,301,430	3,368,062	7,288,325

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	424,133	(672,047)	(1,025,947)	(520,530)	617,994
Net realized gains (losses) on futures transactions	—	527,688	—	—	—

Net realized gains (losses) on investment and futures transactions	424,133	(144,359)	(1,025,947)	(520,530)	617,994
Net change in unrealized appreciation/depreciation on investments	(230,405)	2,700,418	1,226,402	1,195,324	(454,755)

Net realized/unrealized gains (losses) on investments and futures	193,728	2,556,059	200,455	674,794	163,239

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,760,113	$21,276,376	$6,501,885	$4,042,856	$7,451,564

See notes to financial statements.

84	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Bond Fund		Gartmore Enhanced Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,566,385	$5,334,101	$18,720,317	$10,512,686
Net realized gains (losses) on investment and futures transactions	424,133	1,051,917	(144,359)	250,527
Net change in unrealized appreciation/depreciation on investments	(230,405)	(3,797,729)	2,700,418	(2,909,779)

Change in net assets from operations	5,760,113	2,588,289	21,276,376	7,853,434

Distributions to Class A Shareholders from:
Net investment income	(481,376)	(400,142)	(66,019)	(31,968)

Distributions to Class B Shareholders from:
Net investment income	(10,430)	(5,213)	—	—

Distributions to Class C Shareholders from:
Net investment income	(41,997)	(17,810)	—	—

Distributions to Class D Shareholders from:
Net investment income	(4,354,026)	(4,714,110)	—	—

Distributions to Class R Shareholders from:
Net investment income	(47)	(43)	(36)	(26)

Distributions to Class X Shareholders from:
Net investment income	(90,700)	(116,559)	—	—

Distributions to Class Y Shareholders from:
Net investment income	(6,609)	(7,971)	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(138,118)	(174,593)

Distributions to Institutional Class Shareholders from:
Net investment income	(392,477)	(64,941)	(18,544,991)	(10,887,612)

Change in net assets from shareholder distributions	(5,377,662)	(5,326,789)	(18,749,164)	(11,094,199)

Change in net assets from capital transactions	(7,184,180)	(6,874,780)	(23,545,406)	153,943,037

Change in net assets	(6,801,729)	(9,613,280)	(21,018,194)	150,702,272

Net Assets:
Beginning of period	117,926,720	127,540,000	459,652,715	308,950,443

End of period	$111,124,991	$117,926,720	$438,634,521	$459,652,715

Accumulated net investment income (loss) at end of period	$130,670	$(8,583)	$119,508	$8,219

See notes to financial statements.

2006 Annual Report	85

Statements of Changes in Net Assets (Continued)

	Gartmore Government Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$6,301,430	$6,204,349
Net realized gains (losses) on investment and futures transactions	(1,025,947)	1,115,473
Net change in unrealized appreciation/depreciation on investments	1,226,402	(4,458,806)

Change in net assets from operations	6,501,885	2,861,016

Distributions to Class A Shareholders from:
Net investment income	(1,954,841)	(1,860,894)
Net realized gains on investments	(43,893)	—

Distributions to Class B Shareholders from:
Net investment income	(8,030)	(4,091)
Net realized gains on investments	(110)	—

Distributions to Class C Shareholders from:
Net investment income	(61,902)	(7,026)
Net realized gains on investments	(515)	—

Distributions to Class D Shareholders from:
Net investment income	(4,068,467)	(4,149,513)
Net realized gains on investments	(85,199)	—

Distributions to Class R Shareholders from:
Net investment income	(41)	(35)
Net realized gains on investments	(1)	—

Distributions to Class X Shareholders from:
Net investment income	(86,790)	(117,368)
Net realized gains on investments	(2,674)	—

Distributions to Class Y Shareholders from:
Net investment income	(28,448)	(26,680)
Net realized gains on investments	(712)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(43)	(24,866)
Net realized gains on investments	(1)	—

Change in net assets from shareholder distributions	(6,341,667)	(6,190,473)

Change in net assets from capital transactions	(35,168,351)	(14,723,998)

Change in net assets	(35,008,133)	(18,053,455)

Net Assets:
Beginning of period	164,886,524	182,939,979

End of period	$129,878,391	$164,886,524

Accumulated net investment income (loss) at end of period	$67,517	$18,760

See notes to financial statements.

86	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Short Duration Bond Fund			Gartmore Tax-Free Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005		Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,368,062	$5,451,203		$7,288,325	$7,214,378
Net realized gains (losses) on investment transactions	(520,530)	(1,216,116)		617,994	267,828
Net change in unrealized appreciation/depreciation on investments	1,195,324	(2,606,356)		(454,755)	(3,449,647)

Change in net assets from operations	4,042,856	1,628,731		7,451,564	4,032,559

Distributions to Class A Shareholders from:
Net investment income	(34,533)	(22,192)		(366,349)	(345,087)

Distributions to Class B Shareholders from:
Net investment income	—	—		(23,522)	(15,552)

Distributions to Class C Shareholders from:
Net investment income	(2,628)	(16	) (a)	(41,100)	(34,172)

Distributions to Class D Shareholders from:
Net investment income	—	—		(6,702,585)	(6,630,409)

Distributions to Class X Shareholders from:
Net investment income	—	—		(145,972)	(177,039)

Distributions to Class Y Shareholders from:
Net investment income	—	—		(8,080)	(12,197)

Distributions to Institutional Class Shareholders from:
Net investment income	(210,474)	(450,062)		—	—

Distributions to IRA Class Shareholders from:
Net investment income	(988,134)	(2,313,572)		—	—

Distributions to Service Class Shareholders from:
Net investment income	(2,410,332)	(2,895,479)		—	—

Change in net assets from shareholder distributions	(3,646,101)	(5,681,321)		(7,287,608)	(7,214,456)

Change in net assets from capital transactions	(36,327,002)	(570,977,333)		(19,736,491)	(9,916,817)

Change in net assets	(35,930,247)	(575,029,923)		(19,572,535)	(13,098,714)

Net Assets:
Beginning of period	132,465,021	707,494,944		179,140,562	192,239,276

End of period	$96,534,774	$132,465,021		$159,568,027	$179,140,562

Accumulated net investment income (loss) at end of period	$(50,356)	$(50,356)		$(155,747)	$(156,464)

(a)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	87

Statements of Changes in Net Assets (Continued)

	Gartmore Bond Fund		Gartmore Enhanced Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,955,612	$4,055,723	$3,295,079	$874,861
Dividends reinvested	442,054	406,101	41,316	25,597
Cost of shares redeemed (a)	(3,227,067)	(4,685,722)	(3,019,740)	(1,222,359)

	1,170,599	(223,898)	316,655	(321,901)

Class B Shares
Proceeds from shares issued	97,926	126,569	—	—
Dividends reinvested	5,061	2,952	—	—
Cost of shares redeemed (a)	(59,784)	(4,599)	—	—

	43,203	124,922	—	—

Class C Shares
Proceeds from shares issued	1,101,537	713,393	—	—
Dividends reinvested	5,924	1,578	—	—
Cost of shares redeemed (a)	(510,782)	(186,808)	—	—

	596,679	528,163	—	—

Class D Shares
Proceeds from shares issued	5,182,727	7,898,707	—	—
Dividends reinvested	3,802,762	4,505,994	—	—
Cost of shares redeemed (a)	(24,458,861)	(23,549,676)	—	—

	(15,473,372)	(11,144,975)	—	—

Class R Shares
Proceeds from shares issued	150	175	150	175
Dividends reinvested	47	46	36	28
Cost of shares redeemed (a)	(150)	(175)	(150)	(175)

	47	46	36	28

Class X Shares
Proceeds from shares issued	52,869	66,620	—	—
Dividends reinvested	77,083	113,057	—	—
Cost of shares redeemed (a)	(1,097,389)	(747,797)	—	—

	(967,437)	(568,120)	—	—

Class Y Shares
Proceeds from shares issued	1,540	2,118	—	—
Dividends reinvested	5,338	6,965	—	—
Cost of shares redeemed (a)	(55,276)	(43,748)	—	—

	(48,398)	(34,665)	—	—

Institutional Service Class Shares
Proceeds from shares issued	—	—	1,055,301	1,621,939
Dividends reinvested	—	—	138,106	188,032
Cost of shares redeemed (a)	—	—	(6,860,807)	(3,566,138)

	—	—	(5,667,400)	(1,756,167)

Institutional Class Shares
Proceeds from shares issued	9,205,127	4,489,496	129,936,382	167,884,563
Dividends reinvested	392,436	65,905	18,545,313	11,483,917
Cost of shares redeemed (a)	(2,103,064)	(111,654)	(166,676,392)	(23,347,403)

	7,494,499	4,443,747	(18,194,697)	156,021,077

Change in net assets from capital transactions	$(7,184,180)	$(6,874,780)	$(23,545,406)	$153,943,037

(a)	Includes redemption fees, if any.

See notes to financial statements.

88	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Bond Fund		Gartmore Enhanced Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	416,952	418,178	362,490	95,994
Reinvested	46,693	41,912	4,537	2,807
Redeemed	(340,751)	(483,142)	(331,861)	(133,975)

	122,894	(23,052)	35,166	(35,174)

Class B Shares
Issued	10,363	13,085	—	—
Reinvested	535	305	—	—
Redeemed	(6,295)	(472)	—	—

	4,603	12,918	—	—

Class C Shares
Issued	116,582	73,390	—	—
Reinvested	625	163	—	—
Redeemed	(53,886)	(19,292)	—	—

	63,321	54,261	—	—

Class D Shares
Issued	547,076	812,463	—	—
Reinvested	401,016	464,200	—	—
Redeemed	(2,583,235)	(2,427,717)	—	—

	(1,635,143)	(1,151,054)	—	—

Class R Shares
Issued	16	18	16	19
Reinvested	5	5	4	3
Redeemed	(16)	(18)	(16)	(19)

	5	5	4	3

Class X Shares
Issued	5,584	6,873
Reinvested	8,138	11,661	—	—
Redeemed	(116,015)	(77,106)	—	—

	(102,293)	(58,572)	—	—

Class Y Shares
Issued	163	218	—	—
Reinvested	563	718	—	—
Redeemed	(5,815)	(4,512)	—	—

	(5,089)	(3,576)	—	—

Institutional Service Class Shares
Issued	—	—	115,940	177,656
Reinvested	—	—	15,166	20,613
Redeemed	—	—	(752,568)	(390,867)

	—	—	(621,462)	(192,598)

Institutional Class Shares
Issued	969,766	464,108	14,286,599	18,412,038
Reinvested	41,419	6,813	2,037,221	1,259,899
Redeemed	(221,649)	(11,518)	(18,298,892)	(2,561,322)

	789,536	459,403	(1,975,072)	17,110,615

Total change in shares	(762,166)	(709,667)	(2,561,364)	16,882,846

See notes to financial statements.

2006 Annual Report	89

Statements of Changes in Net Assets (Continued)

	Gartmore Government Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$15,745,314	$19,047,496
Dividends reinvested	1,967,329	1,997,849
Cost of shares redeemed (a)	(40,346,345)	(21,290,605)

	(22,633,702)	(245,260)

Class B Shares
Proceeds from shares issued	255,860	96,097
Dividends reinvested	4,102	4,016
Cost of shares redeemed (a)	(56,005)	(114,337)

	203,957	(14,224)

Class C Shares
Proceeds from shares issued	2,886,936	256,951
Dividends reinvested	3,295	3,301
Cost of shares redeemed (a)	(600,745)	(219,601)

	2,289,486	40,651

Class D Shares
Proceeds from shares issued	9,785,364	14,862,951
Dividends reinvested	3,697,984	4,001,046
Cost of shares redeemed (a)	(27,005,536)	(32,058,741)

	(13,522,188)	(13,194,744)

Class R Shares
Proceeds from shares issued	150	175
Dividends reinvested	42	38
Cost of shares redeemed (a)	(150)	(175)

	42	38

Class X Shares
Proceeds from shares issued	74,647	67,684
Dividends reinvested	85,514	117,990
Cost of shares redeemed (a)	(1,639,260)	(1,274,785)

	(1,479,099)	(1,089,111)

Class Y Shares
Proceeds from shares issued	14,803	10,389
Dividends reinvested	19,003	17,984
Cost of shares redeemed (a)	(60,697)	(116,255)

	(26,891)	(87,882)

Institutional Class Shares
Proceeds from shares issued	—	1,649,975
Dividends reinvested	44	25,339
Cost of shares redeemed (a)	—	(1,808,780)

	44	(133,466)

Change in net assets from capital transactions	$(35,168,351)	$(14,723,998)

(a)	Includes redemption fees, if any.

See notes to financial statements.

90	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Government Bond Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,561,204	1,848,683
Reinvested	194,954	193,764
Redeemed	(3,983,387)	(2,066,139)

	(2,227,229)	(23,692)

Class B Shares
Issued	25,561	9,335
Reinvested	406	390
Redeemed	(5,542)	(11,091)

	20,425	(1,366)

Class C Shares
Issued	286,431	25,046
Reinvested	326	320
Redeemed	(59,620)	(21,375)

	227,137	3,991

Class D Shares
Issued	971,712	1,441,742
Reinvested	366,243	387,899
Redeemed	(2,677,452)	(3,106,476)

	(1,339,497)	(1,276,835)

Class R Shares
Issued	15	17
Reinvested	4	4
Redeemed	(15)	(17)

	4	4

Class X Shares
Issued	7,400	6,568
Reinvested	8,476	11,452
Redeemed	(162,542)	(123,865)

	(146,666)	(105,845)

Class Y Shares
Issued	1,474	1,010
Reinvested	1,885	1,746
Redeemed	(6,038)	(11,299)

	(2,679)	(8,543)

Institutional Class Shares
Issued	—	159,833
Reinvested	4	2,453
Redeemed	—	(176,569)

	4	(14,283)

Total change in shares	(3,468,501)	(1,426,569)

See notes to financial statements.

2006 Annual Report	91

Statements of Changes in Net Assets (Continued)

	Gartmore Short Duration Bond Fund		Gartmore Tax-Free Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$284,372	$584,707	$2,162,518	$2,165,534
Dividends reinvested	27,906	18,258	268,234	256,141
Cost of shares redeemed (a)	(374,411)	(1,156,254)	(3,781,933)	(1,796,086)

	(62,133)	(553,289)	(1,351,181)	625,589

Class B Shares
Proceeds from shares issued	—	—	176,125	360,216
Dividends reinvested	—	—	17,596	12,588
Cost of shares redeemed (a)	—	—	(6,292)	(132,372)

	—	—	187,429	240,432

Class C Shares
Proceeds from shares issued	152,160	1,000 (b)	99,480	359,548
Dividends reinvested	1,181	18 (b)	13,562	11,259
Cost of shares redeemed (a)	(13,826)	—	(118,259)	(123,105)

	139,515	1,018	(5,217)	247,702

Class D Shares
Proceeds from shares issued	—	—	2,734,732	5,686,108
Dividends reinvested	—	—	5,078,795	5,464,894
Cost of shares redeemed (a)	—	—	(24,551,788)	(20,573,357)

	—	—	(16,738,261)	(9,422,355)

Class X Shares
Proceeds from shares issued	—	—	97,793	63,939
Dividends reinvested	—	—	116,832	141,455
Cost of shares redeemed (a)	—	—	(1,946,838)	(1,555,958)

	—	—	(1,732,213)	(1,350,564)

Class Y Shares
Proceeds from shares issued	—	—	100	2
Dividends reinvested	—	—	8,319	13,583
Cost of shares redeemed (a)	—	—	(105,467)	(271,206)

	—	—	(97,048)	(257,621)

Institutional Class Shares
Proceeds from shares issued	1,391,707	3,811,812	—	—
Dividends reinvested	208,565	505,967	—	—
Cost of shares redeemed (a)	(3,008,726)	(70,241,568)	—	—

	(1,408,454)	(65,923,789)	—	—

IRA Class Shares
Proceeds from shares issued	590,183	2,003,658	—	—
Dividends reinvested	879,462	2,471,501	—	—
Cost of shares redeemed (a)	(23,159,377)	(327,936,551)	—	—

	(21,689,732)	(323,461,392)	—	—

Service Class Shares
Proceeds from shares issued	18,208,172	27,160,906	—	—
Dividends reinvested	2,383,738	3,053,504	—	—
Cost of shares redeemed (a)	(33,898,108)	(211,254,291)	—	—

	(13,306,198)	(181,039,881)	—	—

Change in net assets from capital transactions	$(36,327,002)	$(570,977,333)	$(19,736,491)	$(9,916,817)

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

See notes to financial statements.

92	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Short Duration Bond Fund		Gartmore Tax-Free Income Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	28,977	59,186	206,971	204,027
Reinvested	2,843	1,842	25,655	24,122
Redeemed	(38,197)	(116,000)	(361,536)	(169,080)

	(6,377)	(54,972)	(128,910)	59,069

Class B Shares
Issued	—	—	16,915	33,977
Reinvested	—	—	1,683	1,186
Redeemed	—	—	(604)	(12,438)

	—	—	17,994	22,725

Class C Shares
Issued	15,534	101 (a)	9,520	33,838
Reinvested	120	2 (a)	1,300	1,063
Redeemed	(1,410)	—	(11,345)	(11,599)

	14,244	103	(525)	23,302

Class D Shares
Issued	—	—	261,210	535,982
Reinvested	—	—	485,667	514,654
Redeemed	—	—	(2,350,643)	(1,935,661)

	—	—	(1,603,766)	(885,025)

Class X Shares
Issued	—	—	9,325	6,023
Reinvested	—	—	11,170	13,321
Redeemed	—	—	(186,540)	(146,276)

	—	—	(166,045)	(126,932)

Class Y Shares
Issued	—	—	9	— (b)
Reinvested	—	—	797	1,281
Redeemed	—	—	(10,095)	(25,430)

	—	—	(9,289)	(24,149)

Institutional Class Shares
Issued	141,721	383,565	—	—
Reinvested	21,246	50,884	—	—
Redeemed	(306,630)	(7,047,742)	—	—

	(143,663)	(6,613,293)	—	—

IRA Class Shares
Issued	59,932	200,710	—	—
Reinvested	89,583	248,790	—	—
Redeemed	(2,360,767)	(32,883,434)	—	—

	(2,211,252)	(32,433,934)	—	—

Service Class Shares
Issued	1,854,735	2,735,458	—	—
Reinvested	242,819	307,860	—	—
Redeemed	(3,452,909)	(21,207,445)	—	—

	(1,355,355)	(18,164,127)	—	—

Total change in shares	(3,702,403)	(57,266,223)	(1,890,541)	(931,010)

(a)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(b)	Amount is less than 1 share.

See notes to financial statements.

2006 Annual Report	93

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35	(0.50)	(0.50)	$9.43	3.84%		$7,551	1.06%		5.34%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70	(0.46)	(0.46)	$9.67	7.55%		$10,128	1.08%		4.74%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%		$10,669	1.04%		4.38%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%		$10,212	1.10%		4.15%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	(0.43)	$9.58	5.22%		$11,434	1.08%		4.76%		1.08%		4.76%		36.06%

Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	0.18	0.24	(0.06)	(0.06)	$9.67	2.50%	(h)	$24	1.83%	(i)	3.62%	(i)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%		$102	1.72%		3.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%		$223	1.78%		3.46%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	(0.37)	$9.57	4.41%		$268	1.75%		4.12%		1.75%		4.12%		36.06%

Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	0.18	0.24	(0.06)	(0.06)	$9.68	2.49%	(h)	$9	1.87%	(i)	3.60%	(i)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%		$182	1.72%		3.48%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%		$696	1.78%		3.45%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	(0.37)	$9.58	4.40%		$1,306	1.74%		4.15%		1.74%		4.15%		36.06%

Class D Shares
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37	(0.52)	(0.52)	$9.44	4.07%		$136,049	0.83%		5.58%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73	(0.49)	(0.49)	$9.68	7.81%		$127,591	0.82%		5.00%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%		$112,631	0.78%		4.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%		$99,133	0.83%		4.41%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	(0.46)	$9.59	5.39%		$83,878	0.80%		5.00%		0.80%		5.00%		36.06%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and /or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Effective September 1, 2003, Class B and Class C were renamed renamed Class X and Class Y, respectively.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	Not annualized.
(i)	Annualized.
(k)	There were no fee reductions during the period.

See notes to financial statements.

94	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund (Continued)

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%	)(h)	$1	1.85%	(i)	3.48%	(i)	1.95%	(i)	3.38%	(i)	17.73%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%		$1	1.37%		3.99%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%		$1	1.14%		4.08%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	(0.41)	$9.59	4.88%		$1	1.30%		4.53%		1.30%		4.53%		36.06%

Class X Shares
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.43	3.26%		$3,548	1.62%		4.79%		(k	)	(k	)	27.66%
Year Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65	(0.41)	(0.41)	$9.67	6.98%		$3,674	1.60%		4.22%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%		$3,457	1.57%		3.85%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%		$2,821	1.63%		3.62%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42	(0.38)	(0.38)	$9.58	4.57%		$1,854	1.61%		4.18%		1.61%		4.18%		36.06%

Class Y Shares
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.44	3.26%		$272	1.62%		4.78%		(k	)	(k	)	27.66%
Year Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65	(0.41)	(0.41)	$9.68	6.97%		$256	1.60%		4.21%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%		$238	1.57%		3.85%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%		$199	1.63%		3.62%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42	(0.38)	(0.38)	$9.59	4.56%		$151	1.60%		4.18%		1.60%		4.18%		36.06%

Institutional Class Shares
Period Ended October 31, 2004 (g)	$9.50	0.15	0.26	0.41	(0.15)	(0.15)	$9.76	4.32%	(h)	$260	0.73%	(i)	4.51%	(i)	(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.43	(0.21)	0.22	(0.43)	(0.43)	$9.55	2.30%		$4,641	0.78%		4.47%		(k	)	(k	)	34.08%
Year Ended October 31, 2006	$9.55	0.47	0.03	0.50	(0.46)	(0.46)	$9.59	5.45%		$12,233	0.74%		5.17%		0.74%		5.17%		36.06%

(a) Excludes sales charge.

(b) During the period certain fees were waived and /or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C were renamed renamed Class X and Class Y, respectively.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)Not annualized.

(i)  Annualized.

(k) There were no fee reductions during the period.

See notes to financial statements.

2006 Annual Report	95

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Enhanced Income Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15	(0.41)	(0.41)	$9.44	1.60%		$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%		1.74%		0.85%		1.69%		51.59%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%		2.36%		0.85%		2.31%		60.80%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%		$1,570	0.72%		3.51%		0.76%		3.47%		77.44%

Class R Shares
Period Ended October 31, 2003 (d)	$9.30	0.02	(0.03)	(0.01)	(0.02)	(0.02)	$9.27	(0.13%	)(e)	$1	1.05%	(f)	2.01%	(f)	1.15%	(f)	1.91%	(f)	29.97%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%		1.49%		1.00%		1.49%		51.59%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%		2.42%		0.72%		2.42%		60.80%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%		$1	0.74%		3.50%		0.74%		3.50%		77.44%

Institutional Service Class Shares
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15	(0.42)	(0.42)	$9.44	1.60%		$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%		1.84%		0.75%		1.79%		51.59%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%		2.47%		0.75%		2.42%		60.80%
Year Ended October 31, 2006 (g)	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%		$12	0.70%		3.47%		0.73%		3.44%		77.44%

Institutional Class Shares
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19	(0.45)	(0.45)	$9.44	1.96%		$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%		2.05%		0.50%		2.00%		51.59%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%		2.76%		0.50%		2.71%		60.80%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%		$437,052	0.45%		3.79%		0.49%		3.75%		77.44%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(e) Not annualized.

(f) Annualized.

(g) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

96	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Government Bond Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65	(0.45)	(0.20)	(0.65)	$10.95	6.42%		$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25	(0.40)	(0.19)	(0.59)	$10.61	2.29%		$56,589	1.10%		3.76%		(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%		$55,481	1.07%		3.37%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	—	(0.35)	$10.17	1.46%		$54,166	1.10%		3.41%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	$10.19	4.25%		$31,586	1.09%		3.95%		1.09%		3.95%		150.10%

Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(h)	$1	1.80%	(i)	3.52%	(i)	(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%		$170	1.69%		2.75%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	—	(0.29)	$10.17	0.85%		$152	1.71%		2.79%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	$10.19	3.61%		$361	1.69%		3.42%		1.69%		3.42%		150.10%

Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(h)	$65	1.76%	(i)	4.11%	(i)	(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%		$296	1.69%		2.75%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	—	(0.29)	$10.16	0.75%		$331	1.71%		2.80%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	$10.19	3.69%		$2,645	1.69%		3.45%		1.69%		3.45%		150.10%

Class D Shares
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67	(0.48)	(0.20)	(0.68)	$10.95	6.61%		$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29	(0.43)	(0.19)	(0.62)	$10.62	2.67%		$154,556	0.82%		4.03%		(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%		$121,325	0.78%		3.66%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	—	(0.38)	$10.17	1.76%		$105,987	0.81%		3.70%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	$10.19	4.55%		$92,547	0.79%		4.24%		0.79%		4.24%		150.10%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions during the period.

(k) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Annual Report	97

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Government Bond Fund (Continued)

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	(0.16)	(0.12)	(0.03)	—	(0.03)	$10.62	(1.12%	)(h)	$1	1.48%	(i)	4.13%	(i)	1.58%	(i)	4.03%	(i)	106.65%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%		$1	1.37%		3.12%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	—	(0.35)	$10.17	1.34%		$1	1.06%		3.39%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	$10.20	4.35%		$1	1.08%		3.96%		1.08%		3.96%		150.10%

Class X Shares
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$5,689	1.57%		3.29%		(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$4,557	1.54%		2.91%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%		$3,394	1.56%		2.95%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%		$1,907	1.56%		3.44%		1.56%		3.44%		150.10%

Class Y Shares
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$1,910	1.57%		3.28%		(j	)	(j	)	106.65%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$961	1.54%		2.93%		(j	)	(j	)	110.72%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%		$855	1.56%		2.95%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%		$830	1.55%		3.49%		1.55%		3.49%		150.10%

Institutional Class Shares
Period Ended October 31, 2004 (g)	$10.11	0.12	0.28	0.40	(0.13)	—	(0.13)	$10.38	4.00%	(h)	$14	0.69%	(i)	3.66%	(i)	(j	)	(j	)	110.72%
Year Ended October 31, 2005 (k)	$10.38	0.39	(0.21)	0.18	(0.39)	—	(0.39)	$10.17	1.72%		$1	0.72%		3.85%		(j	)	(j	)	117.67%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	$10.19	4.68%		$1	0.72%		4.38%		0.72%		4.38%		150.10%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions during the period.

(k) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

98	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Stock Split		Capital Contributions from Adviser	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	—	0.08	(0.08)	—	(0.08)	—		—	$10.00	0.76%	(f)	$42	0.95%	(g)	2.68%	(g)	1.05%	(g)	2.58%	(g)	16.61%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.35%	(j)	$1,585	0.86%		2.08%		0.96%		1.98%		129.96%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	—	(0.27)	—		—	$9.83	0.98%		$1,017	0.78%		2.40%		0.88%		2.30%		292.03%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	—	(0.33)	—		—	$9.87	3.87%		$959	0.71%		3.14%		0.81%		3.04%		28.68%

Class C Shares
Period Ended October 31, 2005 (e)	$9.91	0.13	(0.06)	0.07	(0.15)	—	(0.15)	—		—	$9.83	0.76%	(f)	$1	1.40%	(g)	2.08%	(g)	1.40%	(g)	2.08%	(g)	292.03%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	—	(0.29)	—		—	$9.88	3.52%		$142	1.18%		2.71%		1.28%		2.61%		28.68%

Institutional Class Shares
Year Ended October 31, 2002	$10.00	0.47	—	0.47	(0.47)	(0.04)	(0.51)	0.04	(h)	—	$10.00	4.84%		$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$10.00	0.34	—	0.34	(0.34)	—	(0.34)	—		—	$10.00	3.41%		$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	0.01	(i)	0.07	$10.00	2.69%	(k)	$72,996	0.54%		2.63%		0.64%		2.53%		129.96%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	—	(0.29)	—		—	$9.83	1.24%		$6,741	0.49%		2.46%		0.59%		2.36%		292.03%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	—	(0.36)	—		—	$9.87	4.13%		$5,354	0.46%		3.38%		0.56%		3.28%		28.68%

IRA Class Shares
Year Ended October 31, 2002	$10.00	0.43	—	0.43	(0.43)	(0.04)	(0.47)	0.04	(h)	—	$10.00	4.41%		$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30	(0.30)	—	(0.30)	—		—	$10.00	2.99%		$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.30%	(l)	$369,014	0.91%		2.29%		1.01%		2.19%		129.96%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—		—	$9.83	0.90%		$43,888	0.83%		2.21%		0.93%		2.11%		292.03%
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36	(0.32)	—	(0.32)	—		—	$9.87	3.73%		$22,263	0.84%		2.99%		0.94%		2.89%		28.68%

Service Class Shares
Year Ended October 31, 2002	$10.00	0.44	—	0.44	(0.44)	(0.04)	(0.48)	0.04	(h)	—	$10.00	4.44%		$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$10.00	0.30	—	0.30	(0.30)	—	(0.30)	—		—	$10.00	3.05%		$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	0.01	(i)	0.07	$10.00	2.26%	(m)	$263,900	0.97%		2.20%		1.07%		2.10%		129.96%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—		—	$9.83	0.95%		$80,818	0.83%		2.31%		0.93%		2.21%		292.03%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	—	(0.33)	—		—	$9.87	3.78%		$67,817	0.79%		3.05%		0.89%		2.95%		28.68%

(a)   Excludes sales charge.

(b)   During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)  For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e)   For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f)   Not annualized.

(g)  Annualized.

(h)  Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.

(i)   Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.

(j)   The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.

(k)   The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.

(l)   The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

(m) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

See notes to financial statements.

2006 Annual Report	99

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Tax-Free Income Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (b)

Class A Shares
Year Ended October 31, 2002	$10.51	0.47	—	0.47	(0.47)	(0.47)	$10.51	4.57%		$7,586	0.99%		4.48%		27.77%
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)	(0.44)	$10.49	4.09%		$7,580	0.98%		4.20%		16.91%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	(0.43)	$10.67	5.97%		$9,599	0.93%		4.10%		0.00%
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	(0.39)	$10.49	1.98%		$10,054	0.98%		3.67%		3.70%
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	(0.43)	$10.50	4.30%		$8,714	0.95%		4.12%		1.91%

Class B Shares
Period Ended October 31, 2003 (c)	$10.28	0.06	0.20	0.26	(0.06)	(0.06)	$10.48	2.48%	(e)	$41	1.72%	(f)	3.54%	(f)	16.91%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	(0.35)	$10.67	5.28%		$370	1.68%		3.36%		0.00%
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	(0.31)	$10.48	1.19%		$602	1.73%		2.90%		3.70%
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	(0.35)	$10.50	3.52%		$792	1.70%		3.37%		1.91%

Class C Shares
Period Ended October 31, 2003 (c)	$10.27	0.06	0.20	0.26	(0.06)	(0.06)	$10.47	2.48%	(e)	$1	1.72%	(f)	3.65%	(f)	16.91%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	(0.36)	$10.64	5.12%		$984	1.66%		3.32%		0.00%
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	(0.31)	$10.46	1.30%		$1,211	1.73%		2.91%		3.70%
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	(0.35)	$10.48	3.53%		$1,207	1.70%		3.38%		1.91%

Class D Shares
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50	(0.49)	(0.49)	$10.51	4.94%		$195,601	0.73%		4.74%		27.77%
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)	(0.47)	$10.49	4.36%		$184,774	0.72%		4.47%		16.91%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	(0.46)	$10.67	6.23%		$174,451	0.68%		4.35%		0.00%
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	(0.42)	$10.48	2.24%		$162,139	0.72%		3.92%		3.70%
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	(0.46)	$10.50	4.56%		$145,553	0.70%		4.37%		1.91%

Class X Shares
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41	(0.40)	(0.40)	$10.51	4.05%		$6,445	1.58%		3.88%		27.77%
Year Ended October 31, 2003 (d)	$10.51	0.38	(0.02)	0.36	(0.38)	(0.38)	$10.49	3.48%		$6,861	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	(0.37)	$10.67	5.34%		$6,342	1.53%		3.50%		0.00%
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	(0.32)	$10.48	1.36%		$4,903	1.57%		3.06%		3.70%
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)	(0.37)	$10.50	3.68%		$3,167	1.55%		3.52%		1.91%

Class Y Shares
Year Ended October 31, 2002	$10.48	0.41	—	0.41	(0.40)	(0.40)	$10.49	4.06%		$221	1.59%		3.87%		27.77%
Year Ended October 31, 2003 (d)	$10.49	0.39	(0.03)	0.36	(0.38)	(0.38)	$10.47	3.49%		$652	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	(0.37)	$10.65	5.35%		$493	1.54%		3.51%		0.00%
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	(0.33)	$10.46	1.37%		$232	1.58%		3.05%		3.70%
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)	(0.37)	$10.47	3.59%		$135	1.55%		3.53%		1.91%

(a)   Excludes sales charge.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(c)   For the period from September 4, 2003 (commencement of operations) through October 31, 2003.

(d) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively. (e) Not annualized. (f) Annualized.

See notes to financial statements.

100	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Large Cap Value Fund (“Large Cap Value”)

- Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)

- Gartmore Small Cap Fund (“Small Cap”)

- Gartmore Bond Fund (“Bond”)

- Gartmore Enhanced Income Fund (“Enhanced Income”), (formerly Gartmore Morley Enhanced Income Fund)

- Gartmore Government Bond Fund (“Government Bond”)

- Gartmore Short Duration Bond Fund (“Short Duration Bond”)

- Gartmore Tax-Free Income Fund (“Tax-Free Income”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

2006 Annual Report	101

Notes to Financial Statements (Continued)

October 31, 2006

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Funds Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

102	Annual Report 2006

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2006, the following Funds had securities with the following value on loan:

Fund	Value of Loaned Securities	Value of Collateral
Large Cap Value	$2,065,799	$2,102,240
Small Cap	8,432,004	8,879,916
Bond*	5,999,275	6,088,544
Enhanced Income**	15,545,213	15,828,911
Government Bond***	9,368,180	9,555,544
*	Includes $2,364,588 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 12.00% and maturity dates ranging from 12/15/06 to 01/25/48.
**	Includes $1,794,514 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 6.07% and maturity date ranging from 09/27/07 to 05/12/16.
***	Includes $9,555,544 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 6.07% and maturity dates ranging from 09/27/07 to 05/12/16.

2006 Annual Report	103

Notes to Financial Statements (Continued)

October 31, 2006

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Large Cap Value, Mid Cap Growth, and Small Cap (the “Equity Funds”) and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust, (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of NWD Investment Management, Inc. With respect to the Large Cap Value Fund, GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadvisers for such Fund. NorthPointe Capital, LLC (“NorthPointe”), an indirect, majority owned subsidiary of NWD Investment Management, Inc., currently serves

104	Annual Report 2006

as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Large Cap Value	GMF	NorthPointe Capital, LLC
Mid Cap Growth	GMF	n/a
Small Cap	GMF	n/a
Bond	GMF	n/a
Enhanced Income	GMCM	n/a
Government Bond	GMF	n/a
Short Duration Bond	GMCM	n/a
Tax-Free Income	GMF	n/a

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the year ended October 31, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Large Cap Value	Up to $100 million	0.75%	0.40%	0.35%
	On $100 million and more	0.70%	0.40%	0.30%
Mid Cap Growth	Up to $250 million	0.75%	0.75%	—
	$250 million up to $1 billion	0.725%	0.725%	—
	$1 billion up to $2 billion	0.70%	0.70%	—
	$2 billion up to $5 billion	0.675%	0.675%	—
	On $5 billion and more	0.65%	0.65%	—
Small Cap	Up to $100 million	0.95%	0.95%	—
	On $100 million and more	0.80%	0.80%	—
Bond, Government Bond and	Up to $250 million	0.50%	0.50%	—
Tax-Free Income	On the next $750 million	0.475%	0.475%	—
	On the next $1 billion	0.45%	0.45%	—
	On the next $3 billion	0.425%	0.425%	—
	On $5 billion and more	0.40%	0.40%	—
Enhanced Income and	Up to $500 million	0.35%	0.35%	—
Short Duration Bond (a)	$500 million up to $1 billion	0.34%	0.34%	—
	$1 billion up to $3 billion	0.325%	0.325%	—
	$3 billion up to $5 billion	0.30%	0.30%	—
	$5 billion up to $10 billion	0.285%	0.285%	—
	$10 billion and more	0.275%	0.275%	—
(a)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders, for the Short Duration Bond Fund.

2006 Annual Report	105

Notes to Financial Statements (Continued)

October 31, 2006

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 28, 2007.

Fund	Expense Caps	Amount
Large Cap Value	All Classes	1.15%
Mid Cap Growth	All Classes	1.15%
Small Cap	All Classes	1.35%
Enhanced Income	All Classes	0.45%
Short Duration Bond	All Classes	0.55%

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted. Large Cap Value and Small Cap can no longer reimburse GMF under the terms of their expense limitation agreement.

As of October 31, 2006, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by GMF or GMCM, would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
Large Cap Value	$17,394	$8,421	$—
Mid Cap Growth	34,484	36,261	27,464
Small Cap	13,994	3,826	—
Enhanced Income	—	—	180,035

106	Annual Report 2006

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class X Shares	Class Y Shares	Service Class Shares	IRA Class
Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a	n/a	n/a
Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a	0.25%	0.25%
Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%	n/a	n/a

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $1,149,919 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $720,997 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

2006 Annual Report	107

Notes to Financial Statements (Continued)

October 31, 2006

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for the Short Duration Bond Fund). For the Short Duration Bond Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

For the year ended October 31, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Large Cap Value	$32,439
Small Cap	40,545
Bond	47,224
Enhanced Income	5,976
Government Bond	141,966
Short Duration Bond	72,995

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

As of October 31, 2006, the adviser or affiliates of the adviser directly held 26% of the shares outstanding of the Mid Cap Growth Fund.

4. Short-Term Trading Fees

The Funds (except the Enhanced Income Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for the Mid Cap Growth and Small Cap Funds and within seven calendar days for the Bond, Government Bond, Short Duration Bond and Tax-Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This

108	Annual Report 2006

redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Large Cap Value	$4,811
Mid Cap Growth	3,516
Small Cap	149,280
Bond	1,527
Government Bond	1,842
Short Duration Bond	9,396
Tax-Free Income	995

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co, the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Large Cap Value	$32,565,080	$42,091,950
Mid Cap Growth	5,743,374	4,049,334
Small Cap	885,640,231	443,503,616
Bond	35,278,742	38,555,622
Enhanced Income	350,277,532	361,074,266
Government Bond	213,724,846	241,250,636
Short Duration Bond	29,953,110	63,408,818
Tax-Free Income	3,181,470	21,797,786

Purchases and sales of U.S. Government securities for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond	$12,394,141	$10,759,737
Enhanced Income	15,027,504	—
Government Bond	207,470,731	205,347,094
Short Duration Bond	23,479,336	—

2006 Annual Report	109

Notes to Financial Statements (Continued)

October 31, 2006

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Large Cap Value	$330,759	$1,570,314	$1,901,073	$—	$1,901,073
Mid Cap Growth	—	267,532	267,532	—	267,532
Small Cap	7,356,751	251,820	7,608,571	—	7,608,571
Bond	5,367,026	—	5,367,026	—	5,367,026
Enhanced Income	18,403,447	—	18,403,447	—	18,403,447
Government Bond	6,307,751	36,342	6,344,093	—	6,344,093
Short Duration Bond	3,684,401	—	3,684,401	—	3,684,401
Tax-Free Income	14,902	—	14,902	7,335,432	7,350,334

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Large Cap Value	$314,017	$—	$314,017	$—	$314,017
Mid Cap Growth	—	165,112	165,112	—	165,112
Small Cap	—	3,107,190	3,107,190	—	3,107,190
Bond	5,328,529	—	5,328,529	—	5,328,529
Enhanced Income	10,386,236	—	10,386,236	—	10,386,236
Government Bond	6,209,349	—	6,209,349	—	6,209,349
Short Duration Bond	6,123,024	—	6,123,024	—	6,123,024
Tax-Free Income	17,078	—	17,078	7,237,912	7,254,990

110	Annual Report 2006

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Value	$—	$1,359,414	$2,782,085	$4,141,499	$—	$—	$4,345,710	$8,487,209
Mid Cap Growth	—	35,850	438,536	474,386	—	—	878,131	1,352,517
Small Cap	—	28,381,274	1,378,292	29,759,566	—	—	16,732,212	46,491,778
Bond	—	598,808	—	598,808	(468,138)	(2,472,771)	3,027,930	685,829
Enhanced Income	—	1,784,270	—	1,784,270	(1,664,763)	(6,083,720)	(1,384,190)	(7,348,403)
Government Bond	—	589,702	—	589,702	(522,186)	(1,025,226)	914,775	(42,935)
Short Duration Bond	—	243,864	—	243,864	(294,220)	(2,814,491)	(1,411,032)	(4,275,879)
Tax-Free Income	429,283	—	294,003	723,286	(585,030)	—	11,670,889	11,809,145
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and return of capital adjustments from real estate investment trusts.

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$29,832,381	$4,579,055	$(233,345)	$4,345,710
Mid Cap Growth	6,146,438	1,037,639	(159,508)	878,131
Small Cap	561,949,216	29,967,406	(13,235,194)	16,732,212
Bond	111,251,374	3,595,173	(567,242)	3,027,931
Enhanced Income	453,953,014	405,208	(1,789,398)	(1,384,190)
Government Bond	139,317,049	1,448,491	(533,716)	914,775
Short Duration Bond	97,542,676	88,297	(1,499,329)	(1,411,032)
Tax-Free Income	146,086,708	11,670,889	—	11,670,889

2006 Annual Report	111

Notes to Financial Statements (Continued)

October 31, 2006

As of October 31, 2006, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Bond	$118,075	2008
Bond	813,853	2009
Bond	1,540,843	2010
Enhanced Income	90,981	2008
Enhanced Income	896,348	2009
Enhanced Income	1,947,216	2010
Enhanced Income	952,689	2011
Enhanced Income	1,507,694	2012
Enhanced Income	688,792	2014
Government Bond	1,025,226	2014
Short Duration Bond	569,688	2012
Short Duration Bond	1,446,234	2013
Short Duration Bond	798,570	2014

Recently Issued Accounting Pronouncements–On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

112	Annual Report 2006

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund, Gartmore Small Cap Fund, Gartmore Bond Fund, Gartmore Enhanced Income Fund, Gartmore Government Bond Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund (eight series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

2006 Annual Report	113

Supplemental Information

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Large Cap Value	$153,614
Small Cap Fund	388,922

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Large Cap Value	47%
Small Cap Fund	5%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Large Cap Value	$3,985,874
Mid Cap Growth	267,532
Small Cap	251,820
Government Bond	36,342

114	Annual Report 2006

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

2006 Annual Report	115

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association—College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

116	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Morley Financial Services, Inc. (“MFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], NWD Management & Research Trust (“NWDMRT”)[3], NWD Investment Management, Inc. (“NWDIM”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for NWDIM[3], GMFCT[3], and GSA[3].	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

2006 Annual Report	117

Management Information (Unaudited)

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

118	Annual Report 2006

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

Sector Series
6	Gartmore Global Financial Services Fund
13	Gartmore Global Health Sciences Fund
19	Gartmore Global Natural Resources Fund
25	Gartmore Global Technology and Communications Fund
31	Gartmore Global Utilities Fund

Leadership Series
55	Gartmore Mid Cap Growth Leaders Fund
61	Gartmore Nationwide Leaders Fund
66	Gartmore Small Cap Leaders Fund
72	Gartmore U.S. Growth Leaders Fund
78	Gartmore Worldwide Leaders Fund

International Series
101	Gartmore China Opportunities Fund
108	Gartmore Emerging Markets Fund
116	Gartmore International Growth Fund

Concept Series
133	Gartmore High Yield Bond Fund
143	Gartmore Micro Cap Equity Fund
150	Gartmore U.S. Growth Leaders Long-Short Fund
159	Gartmore Value Opportunities Fund

180	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust (the “Adviser”), investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.), Gartmore Global Partners or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset class than their large-cap and even mid-cap counterparts. This means that more

2	Annual Report 2006

opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

2006 Annual Report	3

Message to Shareholders

Continued

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term, risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed- market

4	Annual Report 2006

country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2006 Annual Report	5

X

Gartmore Global Financial Services Fund

For the annual period ended Oct. 31, 2006, the Gartmore Global Financial Services Fund (Class A at NAV) returned 23.87% versus 27.57% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 123 funds as of Oct. 31, 2006) was 18.58%.

Financial services stocks performed well during the reporting period. Low levels of interest rates helped stimulate healthy loan growth for banks, although this positive factor was somewhat offset by widespread credit tightening in regions such as the United States, the 12-country Eurozone and Japan. Stateside, the Federal Reserve Board raised its target federal funds rate six times during the reporting period, reaching 5.25% with its June 29, 2006 adjustment; the rate was unchanged during the remainder of the reporting period. Despite rising interest rates, global economic activity remained generally healthy, earnings growth was solid, and the credit environment was benign, with only scattered pockets of weakness. The U.S. housing market slowed dramatically during the reporting period, however, with a number of data points showing weakness not seen since the depressed housing markets of the early 1990s.

The Fund’s performance was hurt by an underweighting and unfavorable stock selection in commercial banks. Within that group, we had an overweighted exposure to large U.S. banks, which tended to limit Fund performance because of the flattening U.S. yield curve (a plotted graph line of the yields—or interest rates—on long-term and short-term maturity bonds) and the weak U.S. dollar. The Fund’s underweighting in real estate management and development stocks as well as ineffective Fund stock selections in the real estate investment trust (REIT) group also hampered Fund results. Among individual Fund holdings, United PanAm Financial Corp. was the biggest detractor from Fund performance. A sub-prime auto lender, United PanAm Financial was hurt by some credit issues and the flattening yield curve, so we sold the stock. The Colonial BancGroup, Inc. was one of the Fund’s U.S. bank holdings that underperformed. Fund holding asset manager Legg Mason, Inc. also disappointed, because the integration of Citigroup’s asset management business proved more challenging than expected. Fund holding small-capitalization broker Thomas Weisel Partners Group, Inc. fared poorly during the May-July market correction, in which small-capitalization stocks were especially hard hit.

The Fund performed best versus the benchmark in the insurance and diversified financial services groups. An underweighting by the Fund in the insurance group proved helpful, while favorable stock selection by the Fund drove performance in the diversified financial services group. In diversified financials, Fund performance was aided by Fund holdings in Switzerland-based UBS AG, Dutch holding ING Groep N.V. and Netherlands-based stock Fortis N.V. Fund holdings in options broker optionsXpress Holdings, Inc. also had a positive impact on Fund returns due to strong account growth and high commission revenues per account. The Goldman Sachs Group, Inc. fared well amid a favorable environment for mergers and acquisitions.

With U.S. economic growth slowing and inflation apparently under control, investors will be watching to see if the Federal Reserve lowers interest rates in 2007. U.S. consumer balance sheets are loaded with debt and will need to be monitored, but so far the U.S. economy has been strong enough to avert widespread credit problems. Elsewhere, economic growth in Europe is solid, if not great, while Japan’s economy appears to be pulling out of its long slump. We continue to be cautious about banks that rely mostly on yield-curve spreads, and we remain particularly interested in companies with exposure to the capital markets, as well as life insurers.

Portfolio Managers:

Douglas Burtnick, CFA and Stuart Quint, CFA

6	Annual Report 2006

Fund Performance	Gartmore Global Financial Services Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	23.87%	14.95%
	w/SC3	16.73%	13.56%
Class B	w/o SC2	22.98%	14.11%
	w/SC4	17.98%	13.86%
Class C	w/o SC2	23.03%	14.10%
	w/SC5	22.03%	14.10%
Class R6,8		23.59%	14.45%
Institutional Service Class[8]		24.19%	15.24%
Institutional Class[7,8]		24.19%	15.24%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	7

Shareholder Expense Example	Gartmore Global Financial Services Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Global Financial Services Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,031.30	$7.37	1.44%
	Hypothetical	[1]	$1,000.00	$1,017.74	$7.35	1.44%
Class B	Actual		$1,000.00	$1,027.70	$10.99	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.16	$10.97	2.15%
Class C	Actual		$1,000.00	$1,027.70	$10.99	2.15%
	Hypothetical	[1]	$1,000.00	$1,014.16	$10.97	2.15%
Class R	Actual		$1,000.00	$1,029.10	$9.05	1.77%
	Hypothetical	[1]	$1,000.00	$1,016.08	$9.03	1.77%
Institutional Service Class	Actual		$1,000.00	$1,032.40	$5.89	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.20	$5.87	1.15%
Institutional Class	Actual		$1,000.00	$1,033.10	$5.89	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.20	$5.87	1.15%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2006

Portfolio Summary	Gartmore Global Financial Services Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.9%
Repurchase Agreements	2.1%
Other assets in excess of liabilities	1.0%

100.0%

Top Countries
United States	47.7%
United Kingdom	11.3%
Japan	8.2%
Australia	4.1%
Germany	3.8%
Greece	3.5%
France	3.2%
Switzerland	2.9%
Spain	2.9%
Italy	2.7%
Other Assets	9.7%

100.0%

Top Industries
Banking	45.6%
Financial Services	29.5%
Insurance	13.3%
Real Estate	4.3%
Real Estate Investment Trusts	3.0%
Property Trust	1.2%
Other Assets	3.1%

100.0%

Top Holdings*
Goldman Sachs Group, Inc.	3.3%
BNP Paribas SA	3.2%
Bank of America Corp.	3.1%
Wachovia Corp.	2.9%
UBS AG	2.9%
HSBC Holdings PLC	2.7%
UniCredito Italiano SpA	2.7%
Royal Bank of Scotland Group PLC	2.5%
Banco Bilbao Vizcaya Argentaria SA	2.4%
Citigroup, Inc.	2.4%
Other Assets	71.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	9

Statement of Investments

October 31, 2006

Gartmore Global Financial Services Fund

Common Stocks (96.9%)

	Shares or Principal Amount	Value

AUSTRALIA (4.1%)
Banking (2.9%)
Australia & New Zealand Banking Group Ltd. (c)	38,920	$871,421
Commonwealth Bank of Australia (c)	16,520	609,405

		1,480,826

Property Trust (1.2%)
Westfield Group, Inc. (c)	42,270	609,441

		2,090,267

CANADA (1.0%)
Banking (1.0%)
Royal Bank of Canada	11,960	530,514

CHINA (0.5%)
Banking (0.5%)
China Construction Bank, Class H (c)	540,000	242,433

FRANCE (3.2%)
Banking (3.2%)
BNP Paribas SA (c)	15,110	1,659,215

GERMANY (3.8%)
Banking (0.9%)
Commerzbank AG (c)	12,720	451,077

Financial Services (2.9%)
Deutsche Bank AG (c)	5,580	704,112
Deutsche Boerse AG (c)	2,100	338,131
Hypo Real Estate Holding AG (c)	7,110	447,894

		1,490,137

		1,941,214

GREECE (3.5%)
Banking (3.5%)
Alpha Bank AE (c)	21,370	620,906
National Bank of Greece SA (c)	25,950	1,176,108

		1,797,014

HONG KONG (0.6%)
Financial Services (0.6%)
Hang Lung Group Ltd. (c)	127,930	326,331

	Shares or Principal Amount	Value

IRELAND (2.4%)
Banking (2.4%)
Anglo Irish Bank Corp. PLC (c)	39,410	$707,252
Bank of Ireland (c)	25,960	519,105

		1,226,357

ITALY (2.7%)
Banking (2.7%)
UniCredito Italiano SpA (c)	165,518	1,371,389

JAPAN (8.2%)
Banking (2.2%)
Mitsubishi UFJ Financial Group, Inc. (c)	59	748,462
Sumitomo Mitsui Financial Group, Inc. (c)	36	393,469

		1,141,931

Financial Services (2.6%)
Mizuho Financial Group, Inc. (c)	116	901,779
Orix Corp. (c)	1,700	478,160

		1,379,939

Insurance (0.8%)
Millea Holdings, Inc. (c)	11,000	414,252

Real Estate (2.6%)
Mitsubishi Estate Co. Ltd. (c)	17,000	406,638
Mitsui Fudosan Co. Ltd. (c)	19,000	467,497
Sumitomo Realty & Development Co. Ltd. (c)	13,500	447,325

		1,321,460

		4,257,582

NETHERLANDS (2.1%)
Financial Services (1.2%)
Fortis NV (c)	15,460	647,671

Insurance (0.9%)
ING Groep NV (c)	10,330	457,422

		1,105,093

SPAIN (2.9%)
Banking (2.4%)
Banco Bilbao Vizcaya Argentaria SA (c)	51,030	1,231,449

10	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

SPAIN (continued)
Financial Services (0.5%)
Bolsas y Mercados Espanoles (b)	6,740	$250,114

		1,481,563

SWITZERLAND (2.9%)
Financial Services (2.9%)
UBS AG (c)	24,890	1,486,662

UNITED KINGDOM (11.3%)
Banking (9.6%)
Amvescap PLC (c)	48,950	559,210
Amvescap PLC ADR	8,550	196,479
HBOS PLC (c)	36,880	763,939
HSBC Holdings PLC (c)	73,026	1,385,530
Lloyds TSB Group PLC (c)	44,100	470,989
New Star Asset Management Group Ltd. (c)	49,740	357,593
Royal Bank of Scotland Group PLC (c)	35,610	1,267,481

		5,001,221

Real Estate (1.7%)
British Land Co. PLC (c)	14,500	413,424
Land Securities Group PLC (c)	11,100	443,850

		857,274

		5,858,495

UNITED STATES (47.7%)
Banking (14.3%)
Bank of America Corp.	29,540	1,591,320
Colonial Bancgroup, Inc.	10,930	260,571
First Midwest Bancorp, Inc.	6,750	256,703
Hudson City Bancorp, Inc.	46,390	636,935
J.P. Morgan Chase & Co.	18,700	887,128
State Street Corp.	10,510	675,057
SunTrust Banks, Inc.	5,410	427,336
SVB Financial Group (b)	5,400	248,508
U.S. Bancorp	19,190	649,390
Wachovia Corp.	26,890	1,492,395
Wintrust Financial Corp.	5,350	258,191

		7,383,534

	Shares or Principal Amount	Value

UNITED STATES (continued)
Financial Services (18.8%)
American Express Co.	3,440	$198,866
Capital One Financial Corp.	9,980	791,713
Chicago Mercantile Exchange	1,000	501,000
Citigroup, Inc.	24,190	1,213,370
E*TRADE Financial Corp. (b)	23,290	542,191
Fannie Mae	7,260	430,228
Franklin Resources, Inc.	5,650	643,874
GFI Group, Inc. (b)	4,260	245,674
Goldman Sachs Group, Inc.	9,070	1,721,396
IntercontinentalExchange, Inc. (b)	5,680	479,506
Investment Technology Group, Inc. (b)	14,570	680,419
Legg Mason, Inc.	2,900	261,058
Lehman Brothers Holdings, Inc.	8,210	639,066
Moody’s Corp.	4,350	288,405
OptionsXpress Holdings, Inc.	13,180	409,634
Waddell and Reed Financial, Inc.	14,870	379,185
Wright Express Corp. (b)	10,970	300,249

		9,725,834

Insurance (11.6%)
Allstate Corp.	4,300	263,848
American International Group, Inc.	16,460	1,105,618
Assurant, Inc.	9,090	478,679
Brown & Brown, Inc.	8,300	242,858
First Mercury Financial Corp. (b)	5,140	106,398
Hartford Financial Services Group, Inc.	7,000	610,190
Lincoln National Corp.	5,980	378,594
MetLife, Inc.	5,870	335,353
Partnerre Ltd.	5,690	397,845
Principal Financial Group, Inc.	5,900	333,291
Prudential Financial, Inc.	10,070	774,685
Security Capital Assurance Ltd. (b)	16,360	412,272
St. Paul Travelers Cos., Inc.	10,290	526,128

		5,965,759

2006 Annual Report	11

Statement of Investments (Continued)

October 31, 2006

Gartmore Global Financial Services Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value
UNITED STATES (continued)
Real Estate Investment Trusts (3.0%)
Boston Properties, Inc.	4,110	$439,071
Douglas Emmett, Inc. (b)	3,190	76,082
Potlatch Corp.	5,797	235,358
ProLogis	8,620	545,387
Simon Property Group, Inc.	2,860	277,706

		1,573,604

		24,648,731

Total Common Stocks		50,022,860

Repurchase Agreements (2.1%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $557,399, collateralized by U.S. Government Agency Mortgages with a market value of $568,467	$557,319	557,319
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $532,189, collateralized by U.S. Government Agency Mortgages with a market value of $542,756	532,113	532,113

Total Repurchase Agreements		1,089,432

Total Investments (Cost $47,155,908) (a) — 99.0%		51,112,292

Other assets in excess of liabilities — 1.0%		487,715

NET ASSETS — 100.0%		$51,600,007

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.

See notes to financial statements.

12	Annual Report 2006

Gartmore Global Health Sciences Fund

For the annual period ended Oct. 31, 2006, the Gartmore Global Health Sciences Fund (Class A at NAV) returned 5.52% versus 9.09% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 178 funds as of Oct. 31, 2006) was 8.41%.

While health-care stocks performed well, they trailed most other market sectors. For example, among the 10 sectors in the S&P 500® Index, a widely followed U.S. stock index, health care was the second-worst performer, beating only information technology. Among the major health-care subsectors, the best performance came from the pharmaceuticals group, with a benchmark return of more than 19%. On the other hand, health-care providers and services, biotechnology, and health-care equipment and supplies all posted benchmark returns at about the break-even mark. The gains in pharmaceuticals occurred, in part, because controversies surrounding COX-2 inhibitors and other patent medications had driven down drug stocks to extremely low valuations at the beginning of the reporting period.

The Fund was hurt by unfavorable stock selection in health-care equipment and supplies as well as in biotechnology. In health-care equipment, Medtronic, Inc. was hampered by slowing sales of defibrillators. In biotechnology, we were not patient enough with Fund holding Cephalon, Inc., whose stock rallied nicely near the end of the reporting period—when we no longer owned it. Earlier in the year, Cephalon stock price had been slammed on the news that a panel of medical experts had recommended more safety tests for Sparlon, the company’s experimental treatment for attention deficit hyperactivity disorder (ADHD). In pharmaceuticals, Fund holding Pfizer Inc. performed well, but an underweighting hurt Fund performance versus the benchmark.

Contributors to Fund performance included Boston Scientific Corp., a poorly performing stock that we correctly underweighted. The Fund’s holdings in Baxter International, Inc. also aided Fund results; better pricing for the company’s plasma products and new management helped the stock. In the case of Fund holding Abbott Laboratories, the stock was cheap, and anticipation of the company’s new stent platform triggered a rally, during which we sold our position. Specialty pharmaceuticals stock Shire plc, a U.K. Fund holding, was helped by positive test data on its Alzheimer’s drug and a generally robust pipeline of products.

Health-care stocks face a year that should include a significant number of politically driven headlines about the costs of healthcare in the United States and about government’s involvement as a large-scale payer for healthcare. A large number of health-care drug and service provider companies have valuations which we already reflect some of these concerns. We believe that the current methods of paying for healthcare will remain largely intact, but that there will be much consternation about the issue in the early part of 2007. As such, we are on the lookout for situations where we may be able to buy either unaffected service or device providers or those which may be affected at times when the marketplace becomes negative about them. We are cautiously optimistic that the health-care environment, particularly in the United States will turn out to be a good investment universe for 2007, especially in a slower economic environment where investors will be interested in more consistent earnings models.

Portfolio Manager:

Paul Cluskey

2006 Annual Report	13

Fund Performance	Gartmore Global Health Sciences Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	5.52%	7.46%	5.12%
	w/SC3	-0.55%	6.20%	4.06%
Class B	w/o SC2	4.75%	6.74%	4.42%
	w/SC4	0.01%	6.43%	4.28%
Class C5	w/o SC2	4.84%	6.76%	4.44%
	w/SC6	3.89%	6.76%	4.44%
Class R7,9		5.46%	7.10%	4.72%
Institutional Service Class[9]		5.73%	7.66%	5.35%
Institutional Class[8,9]		5.90%	7.75%	5.43%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

14	Annual Report 2006

Shareholder Expense Example	Gartmore Global Health Sciences Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Global Health Sciences Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,035.30	$8.16	1.59%
	Hypothetical	[1]	$1,000.00	$1,016.98	$8.12	1.59%
Class B	Actual		$1,000.00	$1,031.90	$11.47	2.24%
	Hypothetical	[1]	$1,000.00	$1,013.71	$11.43	2.24%
Class C	Actual		$1,000.00	$1,031.90	$11.52	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.66	$11.48	2.25%
Class R	Actual		$1,000.00	$1,034.30	$9.08	1.77%
	Hypothetical	[1]	$1,000.00	$1,016.08	$9.03	1.77%
Institutional Service Class	Actual		$1,000.00	$1,036.70	$6.73	1.31%
	Hypothetical	[1]	$1,000.00	$1,018.40	$6.69	1.31%
Institutional Class	Actual		$1,000.00	$1,037.40	$6.32	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	15

Portfolio Summary	Gartmore Global Health Sciences Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.9%
Repurchase Agreements	3.0%
Other Investments*	13.5%
Liabilities in excess of other assets**	-13.4%

100.0%

Top Industries
Drugs	33.3%
Medical Products	19.9%
Therapeutics	10.6%
Medical Products & Services	9.7%
Medical Services	8.3%
Insurance	6.8%
Medical – Biomedical & Genetic	3.3%
Medical Laboratories	1.5%
Health Care Services	1.3%
Distribution & Wholesale	0.9%
Other Assets	4.4%

100.0%

Top Holdings***
Johnson & Johnson	7.7%
Wyeth	6.3%
Merck & Co., Inc.	5.4%
Baxter International, Inc.	4.9%
McKesson Corp.	4.7%
Schering-Plough Corp.	4.1%
Genentech, Inc.	4.1%
UnitedHealth Group, Inc.	4.0%
Pfizer, Inc.	3.9%
Novartis AG ADR – CH	3.7%
Other Assets	51.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

16	Annual Report 2006

Gartmore Global Health Sciences Fund

Common Stocks (96.9%)

Statement of Investments

October 31, 2006

UNITED STATES (96.9%)	Shares or Principal Amount	Value

Distribution & Wholesale (0.9%)
MWI Veterinary Supply, Inc. (b) (c)	7,800	$261,378

Drug Delivery Systems (0.6%)
Conor Medsystems, Inc. (b)	7,145	175,481

Drugs (33.3%)
Allergan, Inc.	2,757	318,434
Amgen, Inc. (b)	12,923	980,985
Eli Lilly & Co.	10,140	567,941
Merck & Co., Inc.	35,001	1,589,745
Novartis AG ADR — CH	17,921	1,088,342
Pfizer, Inc.	42,672	1,137,209
Roche Holding AG — CH	4,584	802,833
Schering-Plough Corp.	54,978	1,217,213
ViroPharma, Inc. (b)	17,380	231,675
Wyeth	36,340	1,854,430

		9,788,807

Health Care Services (1.3%)
Option Care, Inc.	11,948	151,381
WebMD Health Corp., Class A (b) (c)	6,625	241,548

		392,929

Human Resources (0.7%)
AMN Healthcare Services, Inc. (b) (c)	8,371	211,703

Insurance (6.8%)
UnitedHealth Group, Inc.	24,145	1,177,794
WellPoint, Inc. (b)	10,889	831,048

		2,008,842

Medical – Biomedical & Genetic (3.3%)
Keryx Biopharmaceuticals, Inc. (b)	10,470	146,999
MedImmune, Inc. (b)	15,040	481,881
Vertex Pharmaceuticals, Inc. (b)	8,470	343,882

		972,762

Medical Laboratories (1.5%)
Covance, Inc. (b) (c)	7,384	431,964

	Shares or Principal Amount	Value

UNITED STATES (continued)
Medical Products (19.9%)
Affymetrix, Inc. (b)	20,980	$534,990
American Medical Systems Holdings, Inc. (b)	7,840	139,630
Applera Corp. — Celera Genomics Group (b)	4,980	77,290
Bard (C.R.), Inc.	10,968	898,937
Baxter International, Inc.	31,708	1,457,617
Johnson & Johnson	33,574	2,262,888
Northstar Neuroscience, Inc. (b)	15,902	238,848
NxStage Medical, Inc. (b)	15,770	115,594
Spectranetics Corp. (b)	10,541	130,919

		5,856,713

Medical Products & Services (9.7%)
Cardinal Health, Inc.	13,393	876,572
Caremark Rx, Inc.	5,253	258,605
Celgene Corp. (b)	8,300	443,552
DJ Orthopedics, Inc. (b) (c)	5,770	232,127
Gentiva Health Services, Inc. (b) (c)	16,515	306,353
OSI Pharmaceuticals, Inc. (b) (c)	8,570	328,060
Pharmaceutical Product Development, Inc.	13,289	420,597

		2,865,866

Medical Services (8.3%)
DaVita, Inc (b)	5,438	302,516
Manor Care, Inc.	11,369	545,598
McKesson Corp.	27,751	1,390,048
Sun Healthcare Group, Inc. (b)	15,851	207,331

		2,445,493

Therapeutics (10.6%)
Biomarin Pharmaceutical, Inc. (b)	13,560	217,367
Genentech, Inc. (b)	14,532	1,210,515
Genzyme Corp. (b)	9,676	653,227
Gilead Sciences, Inc. (b)	15,335	1,056,582

		3,137,691

Total Common Stocks		28,549,629

2006 Annual Report	17

Statement of Investments (Continued)

October 31, 2006

Gartmore Global Health Sciences Fund (Continued)

Repurchase Agreements (3.0%)

	Shares or Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $453,704, collateralized by U.S. Government Agency Mortgages with a market value of $462,712	$453,639	$453,639
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $433,183, collateralized by U.S. Government Agency Mortgages with a market value of $441,784	433,121	433,121

Total Repurchase Agreements		886,760

Short-Term Securities Held as Collateral for Securities on Loan (13.5%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $3,983,570, collateralized by U.S. Government Agency Mortgages with a market value of $4,062,640	3,982,981	3,982,981

Total Short-Term Securities Held as Collateral for Securities on Loan		3,982,981

Value
Total Investments (Cost $31,460,410) (a) — 113.4%	$33,419,370

Liabilities in excess of other assets — (13.4)%	(3,938,650)

NET ASSETS — 100.0%	$29,480,720

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.

ADR	American Depository Receipt
CH	Switzerland

See notes to financial statements.

18	Annual Report 2006

Gartmore Global Natural Resources Fund

For the annual period ended Oct. 31, 2006, the Gartmore Global Natural Resources Fund (Class A at NAV) returned 22.87% versus 17.96% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds (consisting of 109 funds as of Oct. 31, 2006) was 18.01%.

Relative to most other market sectors, natural resources stocks performed well, despite experiencing considerable volatility as energy prices seesawed at the upper end of their long-term range. A warm winter was one restraining influence, as was the lack of any significant hurricanes during the summer months. Still, robust global demand—particularly from China—pushed the price of crude oil to nearly $80 per barrel in July. Slowing U.S. economic growth and plentiful inventories led to sharp price declines in both crude oil and natural gas in the final months of the reporting period. Meanwhile, demand for industrial metals and minerals remained strong, leading to a surge in the prices of copper and zinc, among others. In addition, active trading in gold ETFs (exchange-traded funds) helped briefly to push the price above $700 per troy ounce in May.

The Fund benefited most from stock selection in the materials sector, with copper producer Phelps Dodge Corp. topping our list of contributors to Fund performance. As emerging markets such as China continued to build their electrical power grids, demand for copper remained strong. Nickel producer Inco Ltd. also posted a strong gain, as a bidding war for the company developed. Gerdau AmeriSteel Corp., a minimill steel producer, further boosted the Fund’s performance. An overweighting by the Fund in the exceptionally strong-performing industrials sector was another positive factor; in particular, H&E Equipment Services, Inc., which rents heavy construction and industrial equipment, aided performance, as did Aircastle Ltd., a commercial aircraft leasing company.

The factor that detracted most from Fund performance was the Fund’s average cash position of more than 6%, which hurt in a rising market. Given the volatility in the various markets we follow, however, we viewed cash as a welcome stabilizing influence. Individual holdings that worked against the Fund’s results included Aventine Renewable Energy Holdings, Inc., an ethanol producer whose stock price fell due to a spike in the price of corn, from which ethanol is made. Warren Resources, Inc., another detractor from Fund performance, encountered various operational problems, and we sold the stock. Underweighting Schlumberger Ltd., an energy services provider, proved to be counterproductive, given the stock’s strong gain.

As long as global economies continue to expand at roughly their current pace, the fundamental backdrop for energy and materials stocks should remain constructive. Given the volatility in these markets, however, we continue to favor buying on weakness and selling on strength rather than a buy-and-hold approach. Moreover, the global economic recovery that began a few years ago is likely in its latter stages, and, as time goes by, we anticipate placing more emphasis on companies with diversified revenue streams and strong balance sheets.

Portfolio Managers:

William Gerlach, CFA and Jason Kotik, CFA

2006 Annual Report	19

Fund Performance	Gartmore Global Natural Resources Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	22.87%	42.48%
	w/SC3	15.78%	38.92%
Class B	w/o SC2	21.94%	41.38%
	w/SC4	16.94%	40.57%
Class C	w/o SC2	21.92%	41.40%
	w/SC5	20.92%	41.40%
Class R6		22.59%	42.02%
Institutional Service Class[6]		23.20%	42.74%
Institutional Class[6]		23.17%	42.82%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

20	Annual Report 2006

Shareholder Expense Example	Gartmore Global Natural Resources Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Global Natural Resources Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$977	$7.03	1.41%
	Hypothetical	[1]	$1,000	$1,018	$7.20	1.41%
Class B	Actual		$1,000	$974	$10.70	2.15%
	Hypothetical	[1]	$1,000	$1,014	$10.97	2.15%
Class C	Actual		$1,000	$973	$10.69	2.15%
	Hypothetical	[1]	$1,000	$1,014	$10.97	2.15%
Class R	Actual		$1,000	$976	$9.11	1.83%
	Hypothetical	[1]	$1,000	$1,016	$9.34	1.83%
Institutional Service Class	Actual		$1,000	$978	$5.78	1.16%
	Hypothetical	[1]	$1,000	$1,019	$5.92	1.16%
Institutional Class	Actual		$1,000	$978	$5.78	1.16%
	Hypothetical	[1]	$1,000	$1,019	$5.92	1.16%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	21

Portfolio Summary	Gartmore Global Natural Resources Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	91.9%
Repurchase Agreements	9.2%
Liabilities in excess of other assets	-1.1%

100.0%

Top Industries
Oil Company-Exploration & Production	37.7%
Oil Field Services	11.9%
Oil Company-Integrated	10.7%
Pipelines	5.1%
Coal Mining	4.7%
Oil Refining & Marketing	3.3%
Copper Production	3.2%
Oil & Gas Drilling	3.2%
Transport Services	3.0%
Energy	3.0%
Other Assets	14.2%

100.0%

Top Holdings*
Occidental Petroleum Corp.	7.3%
Exxon Mobil Corp.	4.8%
Phelps Dodge Corp.	3.2%
Devon Energy Corp.	3.2%
W&T Offshore, Inc.	3.0%
Swift Energy Co.	2.9%
Halliburton Co.	2.9%
Newfield Exploration Co.	2.9%
Schlumberger Ltd. – AN	2.6%
Anadarko Petroleum Corp.	2.6%
Other Assets	64.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

22	Annual Report 2006

Gartmore Global Natural Resources Fund

Common Stocks (91.9%)

Statement of Investments

October 31, 2006

UNITED STATES (91.9%)	Shares or Principal Amount	Value

Batteries (0.3%)
Energy Conversion Devices, Inc. (b)	3,418	$125,748

Capital Goods (0.7%)
HARSCO Corp.	4,000	326,520

Coal Mining (4.7%)
Alpha Natural Resources, Inc. (b)	4,700	74,777
Arch Coal, Inc.	35,706	1,236,499
Peabody Energy Corp.	23,729	995,906

		2,307,182

Copper Production (3.2%)
Phelps Dodge Corp.	15,856	1,591,625

Energy (3.0%)
BJ Services Co.	15,263	460,332
Evergreen Energy, Inc. (b)	24,643	316,663
Murphy Oil Corp.	4,974	234,574
NRG Energy, Inc. (b)	9,074	436,913
TXU Corp.	500	31,565

		1,480,047

Finance (0.2%)
Sanders Morris Harris Group, Inc.	10,000	117,600

Gold Mining (2.9%)
Agnico-Eagle Mines, Ltd. — CA	4,900	181,153
Barrick Gold Corp. — CA	21,800	675,800
Freeport-McMoran Copper & Gold, Inc., Class B	9,600	580,608

		1,437,561

Metals (0.5%)
Coeur d’Alene Mines Corp. (b)	53,930	264,257

Oil & Gas Drilling (3.2%)
ENSCO International, Inc.	14,133	692,093
Hydril (b)	250	15,013
Noble Corp.	10,956	768,015
Todco (b)	3,010	102,731

		1,577,852

	Shares or Principal Amount	Value

UNITED STATES (continued)
Oil Company – Exploration & Production (37.7%)
Anadarko Petroleum Corp.	27,400	$1,271,908
ATP Oil & Gas Corp. (b)	1,500	64,485
Atwood Oceanics, Inc. (b)	12,000	554,400
Aurora Oil & Gas Corp. (b)	14,790	45,849
Berry Petroleum Co.	10,290	307,157
Cabot Oil & Gas Corp.	10,560	558,730
Canadian Natural Resources Ltd. — CA	15,900	829,185
Denbury Resources, Inc. (b)	30,666	881,341
Devon Energy Corp.	23,563	1,574,950
EOG Resources, Inc.	2,089	138,981
EXCO Resources, Inc. (b)	20,680	299,446
Gastar Exploration Ltd. (b)	2,000	4,329
Geomet, Inc. (b)	22,205	249,362
Ivanhoe Energy, Inc. — CA (b)	87,812	122,059
Kodiak Oil & Gas Corp. — CA (b)	45,000	171,000
McMoRan Exploration Co. (b)	19,088	288,611
Newfield Exploration Co. (b)	34,725	1,416,433
Noble Energy, Inc.	14,620	710,971
Occidental Petroleum Corp.	75,738	3,555,141
Parallel Petroleum Corp. (b)	32,327	654,622
Petrohawk Energy Corp. (b)	8,000	90,640
Range Resources Corp.	2,500	67,875
Storm Cat Energy Corp. — CA (b)	15,000	25,500
Swift Energy Co. (b)	30,890	1,443,181
Talisman Energy, Inc. — CA	6,373	105,218
Transglobe Energy Corp. — CA (b)	86,623	398,466
Transmeridian Exploration Inc. (b)	8,297	29,040
Transocean Sedco Forex, Inc. (b)	11,509	834,863
W&T Offshore, Inc.	43,532	1,470,075
Weatherford International, Inc. (b)	6,000	246,480

		18,410,298

Oil Company-Integrated (10.7%)
BP PLC ADR — GB	7,272	487,951
ChevronTexaco Corp.	17,937	1,205,366
ConocoPhillips	5,066	305,176
Exxon Mobil Corp.	32,973	2,354,932
Marathon Oil Corp.	10,094	872,122

		5,225,547

2006 Annual Report	23

Statement of Investments (Continued)

October 31, 2006

Gartmore Global Natural Resources Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED STATES (continued)
Oil Field Services (11.9%)
Baker Hughes, Inc.	7,500	$517,875
FMC Technologies, Inc. (b)	5,000	302,250
Grant Prideco, Inc. (b)	5,093	192,363
Halliburton Co.	44,451	1,437,990
Key Energy Group (b)	12,473	174,622
National-Oilwell Varco, Inc. (b)	6,905	417,062
Particle Drilling Technologies, Inc. (b)	39,900	106,533
Schlumberger Ltd. — AN	20,500	1,293,140
Superior Energy Services, Inc. (b)	17,113	535,637
Superior Well Services, Inc. (b)	2,800	67,592
Universal Compression Holdings, Inc. (b)	1,722	103,768
Universal Compression Partners LP (b)	26,530	647,597
Warrior Energy Service Corp. (b)	719	20,412

		5,816,841

Oil Refining & Marketing (3.3%)
Headwaters, Inc. (b)	603	14,924
Hiland Holdings GP, LP (b)	20,700	496,593
Valero Energy	21,200	1,109,396

		1,620,913

Packaging & Containers (0.3%)
Owens-Illinois, Inc. (b)	10,000	166,000

Paper & Related Products (0.1%)
Smurfit-Stone Container Corp. (b)	5,000	53,300

Pipelines (5.1%)
Energy Transfer Equity	36,000	1,044,000
Questar Corp.	6,688	544,938
The Williams Cos., Inc.	36,293	886,638

		2,475,576

Raw Materials (1.1%)
Alcoa, Inc.	9,000	260,190
BHP Billiton Ltd. ADR — AU	1,000	42,570
Companhia Vale do Rio Doce ADR — BR	8,000	203,520
Teck Cominco Ltd., Class B — CA	600	44,214

		550,494

	Shares or Principal Amount	Value

UNITED STATES (continued)
Transport Services (3.0%)
Aircastle Ltd.	12,837	$413,480
Omega Navigation Enterprises, Inc., Class A	45,146	717,822
StealthGas, Inc.	28,072	354,548

		1,485,850

Total Common Stocks		45,033,211

Repurchase Agreements (9.2%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $2,306,945, collateralized by U.S. Government Agency Mortgages with a market value of $2,352,751	$2,306,614	2,306,614
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $2,202,606, collateralized by U.S. Government Agency Mortgages with a market value of $2,246,339	2,202,290	2,202,290

Total Repurchase Agreements		4,508,904

Total Investments (Cost $47,892,866) (a) — 101.1%		49,542,115

Liabilities in excess of other assets — (1.1)%		(537,033)

NET ASSETS — 100.0%		$49,005,082

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

ADR	American Depository Receipt
AN	Netherlands Antilles
AU	Australia
BR	Brazil
CA	Canada
GB	United Kingdom

See notes to financial statements.

24	Annual Report 2006

Gartmore Global Technology and Communications Fund

Effective April 2006, Jayne Stevlingson became the Fund’s portfolio manager and is responsible for the day-to-day management, including selection of the Fund’s investments.

For the annual period ended Oct. 31, 2006, the Gartmore Global Technology and Communications Fund (Class A at NAV) returned 13.48% versus 10.35% for its benchmark, the Goldman Sachs Technology Composite Index (GSTI®). For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 289 funds as of Oct. 31, 2006) was 10.21%.

Technology stocks encountered considerable volatility during the reporting period, but from November 2005 through April 2006 the environment was relatively favorable. After the Federal Reserve Board increased short-term interest rates in May, however, investors became risk-averse, which led to aggressive selling of technology and communications stocks. By mid-July the inflation concerns that had triggered the sell-off eased, and technology stocks began a rally that persisted through the end of October. The Federal Reserve’s decision to keep short-term interest rates unchanged at its August, September and October Federal Open Market Committee meetings, along with falling energy prices, helped to bolster investor sentiment during the final three months of the reporting period.

After taking over responsibility for the Fund in April, we repositioned it to be less concentrated, almost doubling the number of holdings. This shift reflected our preference to stay closer to the benchmark’s weightings unless we have a strong conviction, positive or negative, about a stock. We establish price targets for all of our holdings, and we are disciplined about selling when a stock hits its target. We look for opportunities in all capitalization groups; the Fund carries somewhat less of a small- to mid-cap bias than in the past. Our goal is to boost the Fund’s foreign holdings to roughly 20% of net assets, with stocks in China and India likely to account for many of the additions. At the end of the reporting period, the Fund had roughly a 13% weighting in global stocks.

Contributors to Fund performance included India-based Cognizant Technology Solutions Corp; the company enjoyed strong revenue and earnings growth based on its position as a leading provider of outsourced technology services. Also helping Fund results was 24/7 Real Media, Inc., an Internet advertising company; this stock performed well and hit our price target, so we sold it. Another contributor to Fund performance, Advanced Micro Devices, Inc. (AMD), generated a lot of excitement early in the reporting period, taking temporary leadership in the market for dual-core personal computer microprocessors. Rival firm Intel Corp., however, later rolled out its own version of the dual-core chip, undermining AMD’s advantage. Fortunately, our disciplined methodology enabled us to sell AMD for a profit. Further aiding the Fund’s return was another semiconductor stock, Power Integrations, Inc., which benefited from a new product cycle and favorable results in some patent infringement lawsuits.

Detractors from Fund performance included Neoware Systems Inc., a maker of “thin-client” computer hardware. While we liked the company’s products, we were less enthusiastic about the firm’s success in achieving its business goals, so we sold the holding. An underweighted position in enterprise software maker Oracle Corp. also hampered Fund performance. As the reporting period progressed, we grew more confident about the stock—in part, because of Oracle’s decision to offer support for the Linux operating system—and brought our stake up to roughly a market weighting by the end of October. An underweighting in Microsoft Corp. further limited the Fund’s gains. In that case, we favored other stocks that we thought would offer faster earnings growth.

A number of crosscurrents could make the stock market hard to read over the near term. For example, we think that investors may face the possibility of slowing consumer spending. That said, technology valuations are still reasonable, and stable or falling interest rates—at the moment, a more likely outcome, in our opinion, than further rate hikes—would likely provide a boost to share prices. Furthermore, we anticipate some exciting product introductions in the technology sector, along with reasonably strong corporate information technology spending.

Portfolio Manager:

Jayne Stevlingson, CFA

2006 Annual Report	25

Fund Performance	Gartmore Global Technology and Communications Fund

Average Annual Total Return

(For periods ended October, 31 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	13.48%	0.93%	-11.70%
	w/SC3	6.85%	-0.28%	-12.52%
Class B	w/o SC2	12.61%	0.25%	-12.34%
	w/SC4	7.61%	-0.15%	-12.34%
Class C5	w/o SC2	12.50%	0.30%	-12.23%
	w/SC6	11.50%	0.30%	-12.23%
Class R7,9		13.06%	0.50%	-12.16%
Institutional Service Class[9]		14.81%	1.34%	-11.27%
Institutional Class[8,9]		13.72%	1.20%	-11.37%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26	Annual Report 2006

Shareholder Expense Example	Gartmore Global Technology and Communications Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Global Technology and Communications Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,019.40	$7.94	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.14	$7.96	1.56%
Class B	Actual		$1,000.00	$1,015.20	$11.58	2.28%
	Hypothetical	[1]	$1,000.00	$1,013.51	$11.64	2.28%
Class C	Actual		$1,000.00	$1,015.00	$11.48	2.26%
	Hypothetical	[1]	$1,000.00	$1,013.61	$11.54	2.26%
Class R	Actual		$1,000.00	$1,015.00	$10.82	2.13%
	Hypothetical	[1]	$1,000.00	$1,014.26	$10.87	2.13%
Institutional Service Class	Actual		$1,000.00	$1,030.90	$7.47	1.46%
	Hypothetical	[1]	$1,000.00	$1,017.64	$7.45	1.46%
Institutional Class	Actual		$1,000.00	$1,021.30	$6.42	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.65	$6.43	1.26%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	27

Portfolio Summary	Gartmore Global Technology & Communications Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.3%
Repurchase Agreements	1.0%
Other Investements*	10.2%
Liabilities in excess of other assets**	-5.5%

100.0%

Top Industries
Electronic Components	25.0%
Telecommunication Equipment	12.9%
Computer Software	12.6%
E-Commerce & Services	8.8%
Computer Services	7.6%
Wireless Equipment	6.6%
Computer Hardware	6.5%
Software	5.4%
Telecommunication Services	2.9%
Internet Security	2.1%
Other Assets	9.6%

100.0%

Top Holdings***
Cisco Systems, Inc.	4.8%
Google, Inc.	4.4%
Oracle Corp.	3.9%
Hyperion Solutions Corp.	2.3%
International Business Machines Corp.	2.1%
Nokia Oyj ADR – FI	2.0%
Advanced Analogic Technologies, Inc.	1.9%
Marvell Technology Group Ltd. – BM	1.9%
RF Micro Devices, Inc.	1.9%
Juniper Networks, Inc.	1.9%
Other Assets	72.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

28	Annual Report 2006

Gartmore Global Technology and Communications Fund

Common Stocks (94.3%)

Statement of Investments

October 31, 2006

UNITED STATES (94.3%)	Shares or Principal Amount	Value

Commercial Services (1.5%)
Alliance Data Systems Corp. (b)	3,100	$188,232

Computer Hardware (6.5%)
Acer, Inc. (c)	71,800	130,215
Dell, Inc. (b)	5,100	124,083
Hewlett Packard Co.	3,300	127,842
International Business Machines Corp.	2,900	267,757
Lexmark International, Inc. (b)	1,000	63,590
Palm, Inc. (b)	8,000	122,800

		836,287

Computer Services (7.6%)
Cognizant Technology Solutions Corp. (b)	2,200	165,616
Internap Network Services Corp. (b)	8,300	136,784
MICROS Systems, Inc. (b)	2,500	124,200
Satyam Computer Services Ltd. ADR — IN (d)	5,800	128,238
Sun Microsystems, Inc. (b)	42,000	228,060
WebEx Communications, Inc. (b)	5,100	196,095

		978,993

Computer Software (12.6%)
Autonomy Corp. PLC (b) (c)	19,100	174,823
Business Objects SA ADR — FR (b)	3,500	129,640
Epicor Software Corp. (b)	8,700	122,061
Hyperion Solutions Corp. (b) (d)	8,000	299,200
Microsoft Corp.	4,400	126,324
Oracle Corp. (b)	27,300	504,231
Salesforce.com, Inc. (b)	2,400	93,648
Tibco Software, Inc. (b)	18,900	174,825

		1,624,752

E-Commerce & Services (8.8%)
Ariba, Inc. (b)	8,310	62,741
CheckFree Corp. (b)	4,100	161,868
First Data Corp.	4,100	99,425
Google, Inc. (b)	1,190	566,904
I2 Technologies, Inc. (b)	2,900	58,609
Shutterfly, Inc. (b)	3,400	44,710
Yahoo, Inc. (b)	5,200	136,968

		1,131,225

	Shares or Principal Amount	Value

UNITED STATES (continued)
Electronic Components (25.0%)
Advanced Analogic Technologies, Inc. (b)	40,200	$250,043
Advanced Micro Devices, Inc. (b)	7,730	164,417
Anadigics, Inc. (b)	13,500	109,080
Bell Microproducts, Inc. (b)	24,200	163,108
Bookham, Inc. (b)	29,700	92,961
Chartered Semiconductor ADR — SG (b)	16,100	125,258
Integrated Device Technology, Inc. (b)	8,480	134,408
Intel Corp.	11,300	241,142
International Rectifier Corp. (b)	3,300	118,701
Intersil Corp.	2,000	46,900
Linear Technology Corp.	2,400	74,688
LSI Logic Corp. (b)	13,000	130,650
Marvell Technology Group Ltd. — BM (b)	13,500	246,780
Mattson Technology, Inc. (b)	9,500	92,910
MEMC Electronic Materials, Inc. (b)	3,400	120,700
Microsemi Corp. (b)	7,500	147,000
Monolithic Power System, Inc. (b)	8,100	81,324
Nextest Systems Corp. (b)	2,000	20,900
PLX Technology, Inc. (b) (d)	4,300	53,363
Power Integrations, Inc. (b)	5,800	127,252
Qimonda AG ADR — DE (b)	17,300	241,335
QLogic Corp. (b)	5,700	117,306
SiRF Technology Holdings, Inc. (b)	5,500	154,660
Syntax-Brillian Corp. (b)	28,000	177,800

		3,232,686

Internet Security (2.1%)
McAfee, Inc. (b)	6,700	193,831
Vasco Data Security International, Inc. (b)	6,700	77,653

		271,484

Media (1.1%)
Gatehouse Media, Inc. (b)	6,660	142,857

Services (1.3%)
Lionbridge Technologies, Inc. (b)	24,500	165,865

Software (5.4%)
Aspen Technology, Inc. (b)	17,500	175,350
Citrix Systems, Inc. (b)	6,400	188,992

2006 Annual Report	29

Statement of Investments (Continued)

October 31, 2006

Gartmore Global Technology and Communications Fund (Continued)

Common Stocks (continued)

UNITED STATES (continued)	Shares or Principal Amount	Value

Software (continued)
Webmethods, Inc. (b)	24,600	$184,992
WebSideStory, Inc. (b)	11,100	144,855

		694,189

Telecommunication Equipment (12.9%)
3Com Corp. (b)	35,500	172,530
Adaptec, Inc. (b)	29,900	135,447
Ciena Corp. (b)	1,814	42,647
Cisco Systems, Inc. (b)	25,700	620,142
Comverse Technology, Inc. (b)	11,000	239,470
Finisar Corp. (b)	60,400	210,192
Juniper Networks, Inc. (b)	14,170	244,007

		1,664,435

Telecommunication Services (2.9%)
Amdocs Ltd. — GG (b)	1,600	62,016
China Grentech Corp Ltd. ADR — CN (b)	6,000	84,000
Extreme Networks, Inc. (b)	31,100	118,180
Kongzhong Corp. ADR — KY (b)	13,400	109,478

		373,674

Wireless Equipment (6.6%)
American Tower Corp. (b)	5,400	194,508
Nokia Oyj ADR — FI (d)	12,700	252,476
Qualcomm, Inc.	4,300	156,477
RF Micro Devices, Inc. (b)	33,500	244,550

		848,011

Total Common Stocks		12,152,690

Repurchase Agreements (1.0%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $67,708, collateralized by U.S. Government Agency Mortgages with a market value of $69,052	$67,698	67,698
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $64,645, collateralized by U.S. Government Agency Mortgages with a market value of $65,929	64,636	64,636

Total Repurchase Agreements		132,334

Short-Term Securities Held as Collateral for Securities on Loan (10.2%)

	Shares or Principal Amount	Value
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $1,316,678, collateralized by U.S. Government Agency Mortgages with a market value of $1,342,812	$1,316,483	$1,316,483

Total Short-Term Securities Held as Collateral for Securities on Loan		1,316,483

Total Investments (Cost $12,654,257) (a) — 105.5%		13,601,507

Liabilities in excess of other assets — (5.5)%		(704,097)

NET ASSETS — 100.0%		$12,897,410

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.
(d)	All or part of the security was on loan as of October 31, 2006.
ADR	American Depository Receipt
BM	Bermuda
CN	China
DE	Germany
FI	Finland
FR	France
GG	Guernsey
IN	India
KY	Cayman Islands
SG	Singapore

See notes to financial statements.

30	Annual Report 2006

Gartmore Global Utilities Fund

For the annual period ended Oct. 31, 2006, the Gartmore Global Utilities Fund (Class A at NAV) returned 27.56% versus 25.61% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 104 funds as of Oct. 31, 2006) was 20.91%.

Global utilities benefited from a favorable investment environment during the reporting period, as many factors that prevailed in the first half of the period persisted into the second half. The notable exception was a rapid decline in the price of crude oil during August and September, aided in no small part by rising U.S. inventories and benign weather conditions in the Atlantic. Underpinning the performance of global utilities, however, was acceleration in corporate restructuring and a large number of mergers and acquisitions carried out within the sector.

Against this backdrop, stock selection was the primary driver of positive Fund performance during the reporting period, especially our decision to overweight selected European multi-utilities SUEZ S.A. of France and German-headquartered RWE AG, both of which yielded solid gains. These two firms experienced significant corporate activity during the reporting period. Investors remained notably positive on France’s second-largest utility, SUEZ, which—having rebuffed a takeover bid from Italy’s top utility group Enel S.p.A. earlier in the year—has been bid for by domestic peer Gaz de France. Meanwhile, Fund holding RWE of Germany has been focusing on divesting its water interests before considering potential acquisitions ahead of the opening of Europe’s energy markets to global competition in 2007.

Toward the beginning of 2006, we took the opportunity to lock in the energy sector’s gains that had been propelled higher by elevated oil and gas prices. We disposed of our holdings in EOG Resources, Inc. and The Williams Cos., Inc. while reducing our position in Suncor Energy Inc. We subsequently offloaded the rest of our Suncor holding in mid-2006, however, anticipating that oil prices would begin to trend lower in the short term, after they had surged to multi-year highs during the summer.

Indeed, the impending de-regulation of Europe’s utilities sector—arguably the driving force of the consolidation that we have seen in global markets—has been a prominent theme that the Fund has sought to exploit throughout the past year. In this vein, the Fund benefited substantially from investment in U.K. water companies AWG plc, Pennon Group Plc and Northumbrian Water Group plc, all of which have been buoyed by growing bid interest, mainly due to their stable revenue streams.

The main drag on Fund performance was underweight allocation to the outperforming diversified telecommunications sector, although our stock selection more than offset the impact (in particular, BellSouth Corp. was the key outperformer for the Fund, thanks to the company’s consenting to be acquired by larger rival AT&T Inc.).

Looking ahead, we believe that the Fund remains well positioned to benefit from a continuation of the trends we have successfully identified during the reporting period, and, therefore, we do not foresee a material shift in the Fund's core positioning in the near term.

Portfolio Manager:

Gartmore Global Partners—Ben Walker

2006 Annual Report	31

Fund Performance	Gartmore Global Utilities Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	27.56%	11.01%
	w/SC3	20.24%	9.67%
Class B	w/o SC2	26.57%	10.19%
	w/SC4	21.57%	9.91%
Class C	w/o SC2	26.60%	10.20%
	w/SC5	25.60%	10.20%
Class R6,8		27.11%	10.53%
Institutional Service Class[8]		27.88%	11.30%
Institutional Class[7,8]		27.88%	11.30%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global telecom sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32	Annual Report 2006

Shareholder Expense Example	Gartmore Global Utilities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Global Utilities Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,152.20	$7.65	1.41%
	Hypothetical	[1]	$1,000.00	$1,017.89	$7.20	1.41%
Class B	Actual		$1,000.00	$1,147.80	$11.59	2.14%
	Hypothetical	[1]	$1,000.00	$1,014.21	$10.92	2.14%
Class C	Actual		$1,000.00	$1,148.10	$11.48	2.12%
	Hypothetical	[1]	$1,000.00	$1,014.31	$10.82	2.12%
Class R	Actual		$1,000.00	$1,150.00	$9.54	1.76%
	Hypothetical	[1]	$1,000.00	$1,016.13	$8.98	1.76%
Institutional Service Class	Actual		$1,000.00	$1,153.80	$6.24	1.15%
	Hypothetical	[1]	$1,000.00	$1,019.20	$5.87	1.15%
Institutional Class	Actual		$1,000.00	$1,153.80	$6.19	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.25	$5.82	1.14%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	33

Portfolio Summary	Gartmore Global Utilities Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.9%
Repurchase Agreements	1.4%
Other assets in excess of liabilities	0.7%

100.0%

Top Countries
United States	39.3%
United Kingdom	20.7%
Spain	9.8%
Japan	6.1%
France	5.9%
Germany	4.4%
Italy	4.0%
Norway	1.8%
Belgium	1.4%
Greece	1.4%
Other Assets	5.2%

100.0%

Top Industries
Telecommunications	55.5%
Gas & Electric Utility	17.3%
Electric Utility	16.9%
Water Utility	6.1%
Electric & Other Services	0.6%
Oil & Gas Utility	0.4%
Building & Construction	0.4%
Gas Utility	0.4%
Recycling	0.2%
Oil & Gas	0.1%
Other Assets	2.1%

100.0%

Top Holdings*
Vodafone Group PLC	9.1%
AT&T Inc.	7.3%
Verizon Communications, Inc.	6.4%
Telefonica SA	6.1%
BellSouth Corp.	5.3%
France Telecom SA	3.8%
Sprint Nextel Corp.	3.1%
E. ON AG	2.3%
National Grid PLC	2.1%
Centrica PLC	2.0%
Other Assets	52.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

34	Annual Report 2006

Gartmore Global Utilities Fund

Common Stocks (97.9%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

AUSTRIA (0.6%)
Telecommunications (0.6%)
Telekom Austria AG (c)	4,480	$111,699

BELGIUM (1.4%)
Electric & Other Services (0.6%)
Xcel Energy, Inc.	5,800	128,006

Electric Utility (0.1%)
Elia System Operator SA (c)	500	19,039

Telecommunications (0.7%)
Mobistar SA (c)	1,820	150,723

		297,768

FINLAND (0.4%)
Oil & Gas Utility (0.4%)
Fortum Oyj (c)	3,221	88,909

FRANCE (5.9%)
Building & Construction (0.4%)
Bouygues SA (c)	1,520	88,596

Telecommunications (3.8%)
France Telecom SA (c)	29,243	761,419

Water Utility (1.7%)
Suez SA (c)	7,583	339,598

		1,189,613

GERMANY (4.4%)
Gas & Electric Utility (3.7%)
E. ON AG (c)	3,923	470,643
RWE AG (c)	2,700	266,648

		737,291

Telecommunications (0.7%)
Deutsche Telekom AG (c)	8,504	147,848

		885,139

GREECE (1.4%)
Telecommunications (1.4%)
Cosmote Mobile Telecommunications SA (c)	8,050	198,384
Hellenic Telecommunications Organization SA (b) (c)	3,587	92,837

		291,221

	Shares or Principal Amount	Value

HONG KONG (0.1%)
Electric Utility (0.1%)
CLP Holdings Ltd. (c)	4,000	$25,407

ITALY (4.0%)
Electric Utility (1.4%)
Enel SPA (c)	28,992	277,621

Oil & Gas (0.1%)
Snam Rete Gas SPA (c)	4,551	23,172

Telecommunications (2.5%)
Telecom Italia SPA (c)	118,586	359,138
Telecom Italia SPA RNC (c)	54,600	137,893

		497,031

		797,824

JAPAN (6.1%)
Electric Utility (1.8%)
Chubu Electric Power Co., Inc. (c)	3,000	83,088
Kansai Electric Power Co., Inc. (c)	2,300	54,272
Kyushu Electric Power Co., Inc. (c)	1,900	44,432
Tohoku Electric Power Co., Inc. (c)	1,700	37,661
Tokyo Electric Power Co., Inc. (c)	4,800	139,528

		358,981

Gas Utility (0.4%)
Osaka Gas Co., Ltd. (c)	10,000	36,046
Tokyo Gas Co., Ltd. (c)	8,000	40,842

		76,888

Telecommunications (3.9%)
KDDI Corp. (c)	32	199,419
Nippon Telegraph & Telephone Corp. (c)	55	276,323
NTT DoCoMo, Inc. (c)	207	315,709

		791,451

		1,227,320

MEXICO (0.8%)
Telecommunications (0.8%)
America Movil SA de CV	3,930	168,479

NETHERLANDS (0.8%)
Telecommunications (0.8%)
Koninklijke KPN NV (c)	12,050	161,078

2006 Annual Report	35

Statement of Investments (Continued)

October 31, 2006

Gartmore Global Utilities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

NORWAY (1.8%)
Telecommunications (1.8%)
Telenor ASA (c)	22,500	$356,080

PORTUGAL (0.4%)
Electric Utility (0.4%)
EDP — Energias de Portugal SA (c)	19,900	89,482

SPAIN (9.8%)
Electric Utility (2.1%)
Iberdrola SA (c)	5,860	268,527
Red Electrica de Espana (c)	3,800	147,455

		415,982

Gas & Electric Utility (1.6%)
Endesa SA (c)	6,170	270,656
Union Fenosa SA (c)	1,079	54,742

		325,398

Telecommunications (6.1%)
Telefonica SA (c)	63,260	1,217,677

		1,959,057

UNITED KINGDOM (20.7%)
Electric Utility (2.5%)
International Power PLC (c)	13,960	89,104
Scottish & Southern Energy PLC (c)	8,156	204,588
Scottish Power PLC (c)	16,642	207,402

		501,094

Gas & Electric Utility (4.1%)
Centrica PLC (c)	62,160	392,998
National Grid PLC (c)	33,204	423,334

		816,332

Recycling (0.2%)
Biffa PLC (b)	8,280	42,087

Telecommunications (9.5%)
Cable & Wireless PLC (c)	34,000	95,035
Vodafone Group PLC (c)	707,051	1,821,654

		1,916,689

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Water Utility (4.4%)
Kelda Group PLC (c)	7,600	$125,486
Northumbrian Water Group PLC (c)	39,912	220,512
Pennon Group PLC (c)	21,319	210,031
Severn Trent Water PLC (c)	5,520	146,905
United Utilities PLC (c)	13,100	178,284

		881,218

		4,157,420

UNITED STATES (39.3%)
Electric Utility (8.5%)
AES Corp. (b)	7,800	171,522
Dominion Resources, Inc.	2,040	165,220
DPL, Inc.	6,530	187,542
Duke Energy Corp.	11,400	360,696
Edison International	2,071	92,035
Entergy Corp.	2,700	231,741
FPL Group, Inc.	3,310	168,810
PPL Corp.	9,414	324,971

		1,702,537

Gas & Electric Utility (7.9%)
Centerpoint Energy, Inc.	11,000	170,280
Exelon Corp.	5,550	343,989
FirstEnergy Corp.	4,100	241,285
Nstar	2,100	73,059
PG&E Corp.	2,990	128,989
Progress Energy, Inc.	2,700	124,200
Sempra Energy	2,400	127,296
TXU Corp.	2,796	176,511
Wisconsin Energy Corp.	4,400	202,136

		1,587,745

Telecommunications (22.9%)
ALLTEL Corp.	2,950	157,265
AT&T Inc.	42,893	1,469,084
BellSouth Corp.	23,501	1,059,895
Sprint Nextel Corp.	32,795	612,939
Verizon Communications, Inc.	34,550	1,278,350

		4,577,533

		7,867,815

Total Common Stocks		19,674,311

36	Annual Report 2006

Repurchase Agreements (1.4%)

	Shares or Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $143,955, collateralized by U.S. Government Agency Mortgages with a market value of $146,812	$143,934	$143,934
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $137,443, collateralized by U.S. Government Agency Mortgages with a market value of $140,172	137,423	137,423

Total Repurchase Agreements		281,357

Total Investments (Cost $17,476,546) (a) — 99.3%		19,955,669

Other assets in excess of liabilities — 0.7%		136,467

NET ASSETS — 100.0%		$20,092,135

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	Fair Valued Security

See notes to financial statements.

2006 Annual Report	37

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
Assets:
Investments, at value (cost $46,066,476; $26,590,669; $43,383,962; $11,205,440; and $17,195,189; respectively)	$50,022,860	$28,549,629	$45,033,211	$12,152,690	$19,674,312
Repurchase agreements, at cost and value*	1,089,432	4,869,741	4,508,904	1,448,817	281,357

Total Investments	51,112,292	33,419,370	49,542,115	13,601,507	19,955,669

Cash	29,602	—	—	—	—
Foreign currency, at value (cost $30,724; $0; $6,398; $136,369 and $14,738; respectively)	29,603	—	6,413	136,336	12,248
Interest and dividends receivable	27,444	5,057	23,637	2,583	49,541
Receivable for capital shares issued	282,622	86,485	40,465	29,025	58,587
Receivable for investments sold	1,874,450	—	1,111,185	550,700	28,949
Reclaims receivable	14,337	—	—	—	5,151
Prepaid expenses	471	1,879	21,980	13,106	55

Total Assets	53,370,821	33,512,791	50,745,795	14,333,257	20,110,200

Liabilities:
Payable to custodian	—	—	6,260	—	—
Payable for investments purchased	1,707,942	—	1,381,650	100,617	—
Payable for capital shares redeemed	3,700	3,700	302,117	7	976
Unrealized depreciation on spot foreign currency contracts	—	—	—	—	103
Payable for return of collateral received for securities on loan	—	3,982,981	—	1,316,483	—
Accrued expenses and other payables
Investment advisory fees	40,202	28,746	29,957	5,300	2,938
Fund administration and transfer agent fees	2,183	958	1,392	1,351	1,713
Distribution fees	11,410	6,793	14,234	1,858	6,905
Administrative servicing fees	1,865	2,168	2,624	614	348
Trustee fees	5	4	7	1	2
Compliance program fees (Note 3)	314	200	474	25	77
Other	3,193	6,521	1,998	9,591	5,003

Total Liabilities	1,770,814	4,032,071	1,740,713	1,435,847	18,065

Net Assets	$51,600,007	$29,480,720	$49,005,082	$12,897,410	$20,092,135

Represented by:
Capital	$45,534,784	$27,920,514	$41,102,457	$14,738,545	$16,781,063
Accumulated net investment income (loss)	95,265	—	—	—	55,982
Accumulated net realized gains (losses) from investment and foreign currency transactions	2,013,919	(398,754)	6,253,361	(2,788,352)	778,433
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,956,039	1,958,960	1,649,264	947,217	2,476,657

Net Assets	$51,600,007	$29,480,720	$49,005,082	$12,897,410	$20,092,135

*	Includes securities held as collateral for securities on loan of $0; $3,982,981; $0; $1,316,483; and $0; respectively.

See notes to financial statements.

38	Annual Report 2006

Statements of Assets and Liabilities (Continued)

October 31, 2006

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund		Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund		Gartmore Global Utilities Fund
Net Assets:
Class A Shares	$21,751,217	$10,635,520		$20,323,539	$3,796,669		$5,185,232
Class B Shares	2,992,486	1,457,924		1,861,983	1,311,677		1,875,483
Class C Shares	5,514,278	3,787,751		10,302,492	78,530		5,512,189
Class R Shares	78,669	1,201		249,443	1,101		1,768
Institutional Service Class Shares	1,496,218	1,130,339		536,828	1,072		1,263,837
Institutional Class Shares	19,767,139	12,467,985		15,730,797	7,708,361		6,253,626

Total	$51,600,007	$29,480,720		$49,005,082	$12,897,410		$20,092,135

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,387,294	954,177		1,000,774	901,911		399,301
Class B Shares	194,758	136,468		93,245	326,182		146,662
Class C Shares	359,013	354,355		515,597	19,384		431,104
Class R Shares	5,107	110		12,357	270		138
Institutional Service Class Shares	94,858	99,917		26,333	247		96,882
Institutional Class Shares	1,253,415	1,097,711		770,630	1,788,333		479,353

Total	3,294,445	2,642,738		2,418,936	3,036,327		1,553,440

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.68	$11.15		$20.31	$4.21		$12.99
Class B Shares (a)	$15.37	$10.68		$19.97	$4.02		$12.79
Class C Shares (b)	$15.36	$10.69		$19.98	$4.05		$12.79
Class R Shares	$15.40	$10.87	(c)	$20.19	$4.07	(c)	$12.83	(c)
Institutional Service Class Shares	$15.77	$11.31		$20.39	$4.34		$13.05
Institutional Class Shares	$15.77	$11.36		$20.41	$4.31		$13.05

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.64	$11.83		$21.55	$4.47		$13.78

Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%	5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	39

Statements of Operations

October 31, 2006

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
INVESTMENT INCOME:
Interest income	$59,755	$63,168	$135,861	$24,447	$10,774
Dividend income (net of foreign withholding tax of $42,051; $0; $3,387 $0 and $37,021; respectively)	736,479	281,483	452,765	39,524	448,155
Income from securities lending	—	14,861	—	5,750	—

Total Income	796,234	359,512	588,626	69,721	458,929

Expenses:
Investment advisory fees	272,215	231,451	348,236	97,991	90,092
Fund administration and transfer agent fees	47,710	38,172	71,122	13,761	27,337
Distribution fees Class A	28,946	28,355	52,805	7,755	6,955
Distribution fees Class B	22,250	13,820	15,418	11,982	13,391
Distribution fees Class C	36,666	39,519	98,688	489	29,594
Distribution fees Class R	249	5	443	4	7
Administrative servicing fees Class A	4,074	10,484	2,112	1,842	840
Administrative servicing fees Class R	93	—	220	2	1
Administrative servicing fees Institutional Service Class	—	5,310	65	3,483	—
Registration and filing fees	53,254	49,718	47,929	52,577	52,258
Printing fees	8,372	10,028	29,008	14,061	4,140
Trustee fee	969	937	1,559	375	381
Compliance program fees (Note 3)	652	435	926	115	194
Other	5,542	6,792	11,155	7,155	7,656

Total expenses before reimbursed expenses	480,992	435,026	679,686	211,592	232,846
Earnings credit (Note 5)	(294)	(479)	(1,078)	(220)	(215)
Expenses reimbursed	—	—	—	(39,246)	(38,548)
Expenses voluntarily waived by administrator	(800)	(2,533)	(1,347)	(97)	(1,547)

Net Expenses	479,898	432,014	677,261	172,029	192,536

Net Investment Income (Loss)	316,336	(72,502)	(88,635)	(102,308)	266,393

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,296,437	182,133 *	6,375,214	928,804 *	847,406
Net realized gains (losses) on foreign currency transactions	(40,356)	(60,558)	4,234	(2,274)	3,937

Net realized gains (losses) on investment and foreign currency transactions	2,256,081	121,575	6,379,448	926,530	851,343
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,133,275	1,643,867	418,435	710,356	2,210,358

Net realized/unrealized gains (losses) on investments and foreign currencies	5,389,356	1,765,442	6,797,883	1,636,886	3,061,701

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,705,692	$1,692,940	$6,709,248	$1,534,578	$3,328,094

*	Includes realized gain as a result of a redemption in kind (Note 9).

See notes to financial statements.

40	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$316,336	$100,280	$(72,502)	$(148,215)
Net realized gains (losses) on investment and foreign currency transactions	2,256,081	790,664	121,575 *	2,698,697
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	3,133,275	433,095	1,643,867	206,446

Change in net assets resulting from operations	5,705,692	1,324,039	1,692,940	2,756,928

Distributions to Class A Shareholders from:
Net investment income	(144,399)	(30,875)	—	—
Net realized gains on investments	(265,328)	(164,040)	(1,072,942)	(38,890)

Distributions to Class B Shareholders from:
Net investment income	(15,275)	(4,210)	—	—
Net realized gains on investments	(70,727)	(69,765)	(128,492)	(6,466)

Distributions to Class C Shareholders from:
Net investment income	(24,579)	(5,299)	—	—
Net realized gains on investments	(88,208)	(72,404)	(395,927)	(13,651)

Distributions to Class R Shareholders from:
Net investment income	(691)	(10)	—	—
Net realized gains on investments	(58)	(70)	(110)	(6)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(21,427)	(12,933)	—	—
Net realized gains on investments	(55,694)	(66,565)	(543,411)	(28,114)

Distributions to Institutional Class Shareholders from:
Net investment income	(188,089)	(53,869)	—	—
Net realized gains on investments	(338,332)	(101,460)	(419,905)	(6,183)

Change in net assets from shareholder distributions	(1,212,807)	(581,500)	(2,560,787)	(93,310)

Change in net assets from capital transactions	32,304,010	7,722,798	4,410,596	8,578,575

Change in net assets	36,796,895	8,465,337	3,542,749	11,242,193

Net Assets:
Beginning of period	14,803,112	6,337,775	25,937,971	14,695,778

End of period	$51,600,007	$14,803,112	$29,480,720	$25,937,971

Accumulated net investment income (loss) at end of period	$95,265	$34,572	$—	$—

*	Includes realized gain as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	41

Statements of Changes in Net Assets (Continued)

	Gartmore Global Natural Resources Fund		Gartmore Global Technology and Communications Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006		Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(88,635)	$(4,399)	$(102,308)		$(80,018)
Net realized gains (losses) on investment and foreign currency transactions	6,379,448	2,684,232	926,530	*	942,238
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	418,435	982,481	710,356		(331,575)

Change in net assets resulting from operations	6,709,248	3,662,314	1,534,578		530,645

Distributions to Class A Shareholders from:
Net investment income	—	(326)	—		—
Net realized gains on investments	(1,291,050)	(9,325)	—		—

Distributions to Class B Shareholders from:
Net investment income	—	(11)	—		—
Net realized gains on investments	(72,459)	(116)	—		—

Distributions to Class C Shareholders from:
Net investment income	—	—	—		—
Net realized gains on investments	(565,748)	(221)	—		—

Distributions to Class R Shareholders from:
Net investment income	—	—	—		—
Net realized gains on investments	(3,863)	(43)	—		—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	(1)	—		—
Net realized gains on investments	(37,045)	(41)	—		—

Distributions to Institutional Class Shareholders from:
Net investment income	—	(5,702)	—		—
Net realized gains on investments	(740,565)	(121,521)	—		—

Change in net assets from shareholder distributions	(2,710,730)	(137,307)	—		—

Change in net assets from capital transactions	20,234,067	17,753,698	1,363,166		745,111

Change in net assets	24,232,585	21,278,705	2,897,744		1,275,756

Net Assets:
Beginning of period	24,772,497	3,493,792	9,999,666		8,723,910

End of period	$49,005,082	$24,772,497	$12,897,410		$9,999,666

Accumulated net investment income (loss) at end of period	$—	$—	$—		$715

*	Includes realized gain as a result of a redemption in kind (Note 9).

See notes to financial statements.

42	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Utilities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$266,393	$128,395
Net realized gains (losses) on investment and foreign currency transactions	851,343	1,417,891
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,210,358	(276,266)

Change in net assets resulting from operations	3,328,094	1,270,020

Distributions to Class A Shareholders from:
Net investment income	(50,061)	(37,306)
Net realized gains on investments	(372,015)	(35,442)

Distributions to Class B Shareholders from:
Net investment income	(14,980)	(13,834)
Net realized gains on investments	(192,407)	(21,341)

Distributions to Class C Shareholders from:
Net investment income	(38,896)	(30,306)
Net realized gains on investments	(379,746)	(70,568)

Distributions to Class R Shareholders from:
Net investment income	(24)	(23)
Net realized gains on investments	(222)	(27)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(21,794)	(19,292)
Net realized gains on investments	(155,313)	(19,154)

Distributions to Institutional Class Shareholders from:
Net investment income	(86,744)	(37,552)
Net realized gains on investments	(348,917)	(13,216)

Change in net assets from shareholder distributions	(1,661,119)	(298,061)

Change in net assets from capital transactions	9,526,855	1,207,083

Change in net assets	11,193,830	2,179,042

Net Assets:
Beginning of period	8,898,305	6,719,263

End of period	$20,092,135	$8,898,305

Accumulated net investment income (loss) at end of period	$55,982	$(1,849)

See notes to financial statements.

2006 Annual Report	43

Statements of Changes in Net Assets (Continued)

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,353,566	$2,116,941	$5,045,255	$6,872,505
Dividends reinvested	274,027	136,625	927,566	34,040
Cost of shares redeemed (a)	(4,063,913)	(400,441)	(6,010,896)	(3,025,980)

	15,563,680	1,853,125	(38,075)	3,880,565

Class B Shares
Proceeds from shares issued	1,561,919	48,565	203,629	129,644
Dividends reinvested	72,910	73,769	114,523	6,107
Cost of shares redeemed (a)	(188,462)	(27,739)	(96,733)	(71,992)

	1,446,367	94,595	221,419	63,759

Class C Shares
Proceeds from shares issued	3,840,833	407,937	1,167,861	2,336,230
Dividends reinvested	97,986	74,188	27,152	1,371
Cost of shares redeemed (a)	(529,264)	(67,277)	(1,091,844)	(927,955)

	3,409,555	414,848	103,169	1,409,646

Class R Shares
Proceeds from shares issued	103,947	—	200	—
Dividends reinvested	76	80	110	6
Cost of shares redeemed (a)	(34,405)	—	(203)	—

	69,618	80	107	6

Institutional Service Class Shares
Proceeds from shares issued	985	144	669,318	2,627,578
Dividends reinvested	77,121	79,497	543,285	28,114
Cost of shares redeemed (a)	(62)	98	(5,734,101)*	(2,574,711)

	78,044	79,739	(4,521,498)	80,981

Institutional Class Shares
Proceeds from shares issued	13,852,448	6,507,099	9,525,219	3,979,739
Dividends reinvested	526,420	155,329	419,905	6,183
Cost of shares redeemed (a)	(2,642,122)	(1,382,017)	(1,299,650)	(842,304)

	11,736,746	5,280,411	8,645,474	3,143,618

Change in net assets from capital transactions	$32,304,010	$7,722,798	$4,410,596	$8,578,575

*	Includes redemption as a result of a redemption in kind (Note 9).
(a)	Amount includes redemption fees, if any.

See notes to financial statements.

44	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,302,537	162,896	457,413	611,372
Reinvested	19,549	10,433	85,019	3,067
Redeemed	(273,791)	(30,974)	(545,423)	(269,467)

	1,048,295	142,355	(2,991)	344,972

Class B Shares
Issued	107,940	3,785	19,193	11,814
Reinvested	5,357	5,721	10,897	566
Redeemed	(12,926)	(2,236)	(9,298)	(6,741)

	100,371	7,270	20,792	5,639

Class C Shares
Issued	267,615	31,898	108,220	213,246
Reinvested	7,186	5,754	2,581	127
Redeemed	(36,551)	(5,314)	(102,688)	(80,969)

	238,250	32,338	8,113	132,404

Class R Shares
Issued	7,425	—	19	—
Reinvested	6	6	10	—
Redeemed	(2,418)	—	(19)	—

	5,013	6	10	—

Institutional Service Class Shares
Issued	—	— (b)	57,910	230,623
Reinvested	5,502	6,044	49,211	2,508
Redeemed	—	— (b)	(502,807)*	(228,849)

	5,502	6,044	(395,686)	4,282

Institutional Class Shares
Issued	939,360	500,181	857,608	350,724
Reinvested	37,385	11,847	37,898	551
Redeemed	(184,723)	(104,374)	(117,989)	(70,946)

	792,022	407,654	777,517	280,329

Total change in shares	2,189,453	595,667	407,755	767,626

*	Includes redemption as a result of a redemption in kind (Note 9).
(b)	Less than 1 share.

See notes to financial statements.

2006 Annual Report	45

Statements of Changes in Net Assets (Continued)

	Gartmore Global Natural Resources Fund		Gartmore Global Technology and Communications Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,061,198	$10,680,867	$1,812,676	$960,162
Dividends reinvested	1,066,581	9,625	—	—
Cost of shares redeemed (a)	(14,468,286)	(805,016)	(1,470,394)	(1,047,328)

	7,659,493	9,885,476	342,282	(87,166)

Class B Shares
Proceeds from shares issued	1,477,914	620,232	242,701	102,837
Dividends reinvested	61,453	120	—	—
Cost of shares redeemed (a)	(454,566)	(45,110)	(104,553)	(178,116)

	1,084,801	575,242	138,148	(75,279)

Class C Shares
Proceeds from shares issued	9,745,181	4,707,988	43,282	9,558
Dividends reinvested	401,955	221	—	—
Cost of shares redeemed (a)	(5,403,004)	(326,016)	(3,171)	(57,584)

	4,744,132	4,382,193	40,111	(48,026)

Class R Shares
Proceeds from shares issued	265,062	21,058	200	—
Dividends reinvested	161	40	—	—
Cost of shares redeemed (a)	(45,348)	(163)	(205)	—

	219,875	20,935	(5)	—

Institutional Service Class Shares
Proceeds from shares issued	1,308,187	234,993	1,124,330	2,908,267
Dividends reinvested	29,104	42	—	—
Cost of shares redeemed (a)	(1,015,521)	(70,489)	(4,954,567)*	(3,969,476)

	321,770	164,546	(3,830,237)	(1,061,209)

Institutional Class Shares
Proceeds from shares issued	6,959,970	2,625,287	6,011,705	2,254,450
Dividends reinvested	740,565	127,224	—	—
Cost of shares redeemed (a)	(1,496,539)	(27,205)	(1,338,838)	(237,659)

	6,203,996	2,725,306	4,672,867	2,016,791

Change in net assets from capital transactions	$20,234,067	$17,753,698	$1,363,166	$745,111

*	Includes redemption as a result of a redemption in kind (Note 9).
(a)	Amount includes redemption fees, if any.

See notes to financial statements.

46	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Natural Resources Fund		Gartmore Global Technology and Communications Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,091,718	644,698	444,428	272,111
Reinvested	59,686	821	—	—
Redeemed	(757,992)	(47,714)	(369,158)	(296,153)

	393,412	597,805	75,270	(24,042)

Class B Shares
Issued	77,074	39,514	62,605	29,559
Reinvested	3,476	10	—	—
Redeemed	(23,666)	(3,263)	(27,070)	(51,316)

	56,884	36,261	35,535	(21,757)

Class C Shares
Issued	508,362	297,507	11,061	2,824
Reinvested	22,722	19	—	—
Redeemed	(292,474)	(21,085)	(815)	(16,620)

	238,610	276,441	10,246	(13,796)

Class R Shares
Issued	13,410	1,190	53	—
Reinvested	9	3	—	—
Redeemed	(2,343)	(12)	(53)	—

	11,076	1,181	—	—

Institutional Service Class Shares
Issued	67,176	13,232	277,697	805,508
Reinvested	1,626	4	—	—
Redeemed	(51,925)	(3,880)	(1,207,049)*	(1,095,352)

	16,877	9,356	(929,352)	(289,844)

Institutional Class Shares
Issued	357,001	138,552	1,504,534	617,938
Reinvested	41,303	10,854	—	—
Redeemed	(76,095)	(1,511)	(334,488)	(64,328)

	322,209	147,895	1,170,046	553,610

Total change in shares	1,039,068	1,068,939	361,745	204,171

*	Includes redemption as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	47

Statements of Changes in Net Assets (Continued)

	Gartmore Global Utilities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,892,002	$1,667,526
Dividends reinvested	370,070	59,285
Cost of shares redeemed (a)	(791,710)	(759,875)

	2,470,362	966,936

Class B Shares
Proceeds from shares issued	462,630	197,399
Dividends reinvested	178,513	31,795
Cost of shares redeemed (a)	(98,107)	(36,712)

	543,036	192,482

Class C Shares
Proceeds from shares issued	3,334,663	1,875,230
Dividends reinvested	193,426	30,079
Cost of shares redeemed (a)	(905,552)	(3,401,068)

	2,622,537	(1,495,759)

Class R Shares
Proceeds from shares issued	200	—
Dividends reinvested	246	53
Cost of shares redeemed (a)	(202)	—

	244	53

Institutional Service Class Shares
Proceeds from shares issued	1,183	—
Dividends reinvested	177,107	31,183
Cost of shares redeemed (a)	—	—

	178,290	31,183

Institutional Class Shares
Proceeds from shares issued	4,207,805	2,671,571
Dividends reinvested	435,661	50,767
Cost of shares redeemed (a)	(931,080)	(1,210,150)

	3,712,386	1,512,188

Change in net assets from capital transactions	$9,526,855	$1,207,083

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

48	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Global Utilities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	239,607	142,064
Reinvested	35,376	4,972
Redeemed	(68,861)	(63,338)

	206,122	83,698

Class B Shares
Issued	39,431	16,910
Reinvested	17,358	2,707
Redeemed	(9,021)	(3,053)

	47,768	16,564

Class C Shares
Issued	293,094	160,808
Reinvested	18,731	2,561
Redeemed	(81,067)	(294,034)

	230,758	(130,665)

Class R Shares
Issued	18	—
Reinvested	24	4
Redeemed	(18)	—

	24	4

Institutional Service Class Shares
Issued	88	—
Reinvested	16,876	3,220
Redeemed	—	—

	16,964	3,220

Institutional Class Shares
Issued	365,865	221,182
Reinvested	41,154	4,176
Redeemed	(81,140)	(94,769)

	325,879	130,589

Total change in shares	827,515	103,410

See notes to financial statements.

2006 Annual Report	49

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	(1.12)	(1.08)	—	—	—	—	$8.92	(10.78%	)(e)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	)(f)	102.39%
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)	—	(0.02)	—	$11.80	32.59%		$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	(1.20)	—	$12.49	17.01%		$2,457	1.65%		1.06%		2.41%		0.31%		129.61%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	(0.91)	—	$13.41	14.91%		$4,546	1.66%		1.00%		2.00%		0.66%		213.88%
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	(0.82)	0.01	$15.68	23.87%		$21,752	1.52%		1.01%		1.53%		1.01%		195.16%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)	—	—	—	—	$8.87	(11.30%	)(e)	$672	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	—	$11.67	31.60%		$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	—	$12.30	16.15%		$1,072	2.40%		0.20%		3.14%		(0.54%	)	129.61%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	(0.85)	—	$13.17	14.02%		$1,243	2.40%		0.28%		2.80%		(0.12%	)	213.88%
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.37	22.98%		$2,993	2.25%		0.33%		2.25%		0.33%		195.16%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)	—	—	—	—	$8.87	(11.30%	)(e)	$665	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	—	$11.67	31.60%		$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	—	$12.30	16.16%		$1,088	2.40%		0.20%		3.15%		(0.55%	)	129.61%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	(0.85)	—	$13.16	13.94%		$1,590	2.40%		0.30%		2.77%		(0.08%	)	213.88%
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.36	23.03%		$5,514	2.24%		0.37%		2.24%		0.36%		195.16%

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90	(0.06)	—	(0.06)	—	$12.31	7.89%	(e)	$1	1.98%	(f)	0.46%	(f)	2.74%	(f)	(0.30%	)(f)	129.61%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	(0.91)	—	$13.19	14.82%		$1	1.71%		0.96%		2.27%		0.41%		213.88%
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	(0.80)	0.01	$15.40	23.59%		$79	1.78%		1.00%		1.78%		1.00%		195.16%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	(1.12)	(1.06)	—	—	—	—	$8.94	(10.57%	)(e)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)	—	(0.03)	—	$11.85	32.95%		$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	(1.23)	—	$12.55	17.25%		$1,046	1.40%		1.20%		2.14%		0.46%		129.61%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	(0.95)	—	$13.48	15.20%		$1,205	1.40%		1.27%		1.79%		0.88%		213.88%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%		$1,496	1.27%		1.32%		1.27%		1.31%		195.16%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	0.34	0.36	(0.03)	—	(0.03)	—	$12.55	2.96%	(e)	$674	1.40%	(f)	0.53%	(f)	2.30%	(f)	(0.37%	)(f)	129.61%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	(0.95)	—	$13.48	15.20%		$6,219	1.40%		1.22%		1.62%		1.00%		213.88%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%		$19,768	1.24%		1.31%		1.25%		1.31%		195.16%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

50	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Health Sciences Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)	—	—	$8.30	(11.04%	)	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94	—	—	$10.24	23.37%		$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	(0.84)	$10.04	6.26%		$6,144	1.59%		(0.67%	)	1.90%		(0.98%	)	388.52%
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	(0.06)	$11.63	16.47%		$11,131	1.64%		(0.66%	)	1.72%		(0.74%	)	401.37%
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	(1.10)	(1.10)	$11.15	5.52%		$10,636	1.57%		(0.24%	)	1.58%		(0.25%	)	268.38%

Class B Shares
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)	—	—	$8.21	(11.63%	)	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85	—	—	$10.06	22.53%		$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	(0.84)	$9.78	5.52%		$1,076	2.25%		(1.32%	)	2.56%		(1.63%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	(0.06)	$11.26	15.78%		$1,302	2.29%		(1.27%	)	2.39%		(1.37%	)	401.37%
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	(1.10)	(1.10)	$10.68	4.75%		$1,458	2.23%		(0.90%	)	2.24%		(0.90%	)	268.38%

Class C Shares
Period Ended October 31, 2002 (d)	$7.92	(0.01)	0.30	0.29	—	—	$8.21	3.66%	(e)	$58	2.25%	(f)	(1.69%	)(f)	2.80%	(f)	(2.24%	)(f)	893.80%
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86	—	—	$10.07	22.66%		$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	(0.84)	$9.78	5.52%		$2,092	2.25%		(1.44%	)	2.57%		(1.76%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	(0.06)	$11.26	15.66%		$3,899	2.30%		(1.30%	)	2.37%		(1.37%	)	401.37%
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	(1.10)	(1.10)	$10.69	4.84%		$3,788	2.23%		(0.90%	)	2.24%		(0.91%	)	268.38%

Class R Shares
Period Ended October 31, 2004 (g)	$10.04	(0.09)	(0.14)	(0.23)	—	—	$9.81	(2.29%	)(e)	$1	1.88%	(f)	(1.03%	)(f)	2.22%	(f)	(1.37%	)(f)	388.52%
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	(0.06)	$11.37	16.55%		$1	1.60%		(0.59%	)	1.67%		(0.65%	)	401.37%
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	(1.10)	(1.10)	$10.87	5.46%		$1	1.63%		(0.29%	)	1.64%		(0.30%	)	268.38%

Institutional Service Class Shares
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)	—	—	$8.35	(10.79%	)	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97	—	—	$10.32	23.59%		$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	(0.84)	$10.13	6.30%		$4,979	1.46%		(0.54%	)	1.76%		(0.84%	)	388.52%
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	(0.06)	$11.76	16.72%		$5,828	1.50%		(0.47%	)	1.59%		(0.57%	)	401.37%
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	(1.10)	(1.10)	$11.31	5.73%		$1,130	1.39%		(0.15%	)	1.40%		(0.16%	)	268.38%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$10.92	(0.01)	(0.77)	(0.78)	—	—	$10.14	(7.14%	)(e)	$404	1.25%	(f)	(0.25%	)(f)	1.54%	(f)	(0.54%	)(f)	388.52%
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	(0.06)	$11.79	16.90%		$3,776	1.29%		(0.35%	)	1.34%		(0.41%	)	401.37%
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	(1.10)	(1.10)	$11.36	5.90%		$12,468	1.23%		0.10%		1.24%		0.10%		268.38%

(a) Excludes sales charge.	(g) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.	(h)For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from September 23, 2002 (commencement of operations) through October 31, 2002.

(e) Not annualized.

(f) Annualized.

See notes to financial statements.

2006 Annual Report	51

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Natural Resources Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	1.25	1.25	(0.02)	—	(0.02)	—	$11.23	12.58%	(e)	$107	1.58%	(f)	(1.05%	)(f)	4.11%	(f)	(3.59%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	— (g)	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97	65.51%		$10,915	1.47%		(0.13%	)	1.59%		(0.25%	)	313.92%
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	—	(1.56)	(1.56)	0.02	$20.31	22.87%		$20,324	1.38%		(0.07%	)	1.38%		(0.07%	)	228.18%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	1.24	1.21	—	—	—	—	$11.21	12.10%	(e)	$1	2.30%	(f)	(0.88%	)(f)	4.44%	(f)	(3.02%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	—	(0.40)	(0.40)	0.01	$17.82	64.49%		$648	2.20%		(0.83%	)	2.54%		(1.18%	)	313.92%
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	—	(1.56)	(1.56)	0.02	$19.97	21.94%		$1,862	2.12%		(0.84%	)	2.13%		(0.85%	)	228.18%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	1.23	1.21	—	—	—	—	$11.21	12.20%	(e)	$6	2.30%	(f)	(1.29%	)(f)	4.77%	(f)	(3.76%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	—	(0.40)	(0.40)	0.01	$17.83	64.42%		$4,938	2.20%		(0.87%	)	2.27%		(0.94%	)	313.92%
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	—	(1.56)	(1.56)	0.02	$19.98	21.92%		$10,302	2.12%		(0.81%	)	2.12%		(0.82%	)	228.18%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	1.24	1.22	—	— (g)	—	—	$11.22	12.22%	(e)	$1	1.94%	(f)	(0.53%	)(f)	3.91%	(f)	(2.51%	)(f)	48.29%
Year Ended October 31, 2005	$11.22	— (g)	7.08	7.08	—	(0.40)	(0.40)	0.01	$17.91	65.15%		$23	1.73%		(0.14%	)	1.94%		(0.36%	)	313.92%
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	—	(1.56)	(1.56)	0.02	$20.19	22.59%		$249	1.75%		(0.43%	)	1.77%		(0.45%	)	228.18%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.23	1.25	(0.02)	—	(0.02)	—	$11.23	12.50%	(e)	$1	1.39%	(f)	0.17%	(f)	3.56%	(f)	(2.00%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99	65.89%		$170	1.22%		0.03%		0.80%		0.45%		313.92%
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.39	23.20%		$537	1.12%		0.13%		1.13%		0.16%		228.18%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26	(0.02)	—	(0.02)	—	$11.24	12.60%	(e)	$3,377	1.30%	(f)	0.27%	(f)	3.32%	(f)	(1.74%	)(f)	48.29%
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01	66.02%		$8,078	1.23%		0.25%		1.95%		(0.48%	)	313.92%
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	—	(1.56)	(1.56)	0.02	$20.41	23.17%		$15,731	1.11%		0.16%		1.13%		0.13%		228.18%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

52	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Technology and Communications Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)	$2.63	(34.58%	)(f)	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	$3.86	46.77%		$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	$3.52	(8.81%	)	$2,991	1.71%		(1.45%	)	2.02%		(1.76%	)	722.91%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	$3.71	5.40%		$3,071	1.72%		(0.87%	)	2.23%		(1.38%	)	654.64%
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	$4.21	13.48%		$3,797	1.66%		(1.01%	)	2.03%		(1.38%	)	368.77%

Class B Shares
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)	$2.58	(35.01%	)(f)	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	$3.77	46.12%		$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	$3.41	(9.55%	)	$1,064	2.40%		(2.14%	)	2.72%		(2.46%	)	722.91%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	$3.57	4.69%		$1,038	2.41%		(1.55%	)	2.93%		(2.07%	)	654.64%
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	$4.02	12.61%		$1,312	2.36%		(1.72%	)	2.73%		(2.09%	)	368.77%

Class C Shares
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)	$2.60	(34.84%	)(f)	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	$3.79	45.77%		$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	$3.43	(9.50%	)	$79	2.40%		(2.14%	)	2.73%		(2.47%	)	722.91%
Year Ended October 31, 2005 (i)	$3.43	(0.05)	0.22	0.17	$3.60	4.96%		$33	2.41%		(1.51%	)	3.06%		(2.16%	)	654.64%
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	$4.05	12.50%		$79	2.33%		(1.71%	)	2.73%		(2.11%	)	368.77%

Class R Shares
Period Ended October 31, 2004 (g)	$3.70	(0.05)	(0.23)	(0.28)	$3.42	(7.57%	)(d)	$1	1.99%	(e)	(1.75%	)(e)	2.28%	(e)	(2.04%	)(e)	722.91%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	$3.60	5.26%		$1	1.83%		(1.01%	)	2.33%		(1.51%	)	654.64%
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	$4.07	13.06%		$1	1.97%		(1.34%	)	2.39%		(1.75%	)	368.77%

Institutional Service Class Shares
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)	$2.66	(34.48%	)(f)	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	$3.92	47.37%		$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	$3.57	(8.93%	)	$4,358	1.62%		(1.36%	)	1.92%		(1.67%	)	722.91%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	$3.78	5.88%		$3,513	1.62%		(0.74%	)	2.17%		(1.30%	)	654.64%
Year Ended October 31, 2006 (i)	$3.78	(0.46)	1.02	0.56	$4.34	14.81%		$1	1.58%		(0.83%	)	1.81%		(1.06%	)	368.77%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$3.81	(0.01)	(0.22)	(0.23)	$3.58	(6.04%	)(d)	$231	1.40%	(e)	(1.05%	)(e)	1.92%	(e)	(1.57%	)(e)	722.91%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	$3.79	5.87%		$2,344	1.40%		(0.77%	)	1.68%		(1.05%	)	654.64%
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	$4.31	13.72%		$7,708	1.33%		(0.73%	)	1.74%		(1.14%	)	368.77%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Not annualized.
(e)	Annualized.
(f)	The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Annual Report	53

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Utilities Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11	(2.85)	(2.74)	(0.06)	—	(0.06)	—	$7.20	(27.46%	)(e)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	)(f)	146.88%
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13	(0.05)	—	(0.05)	—	$8.28	15.80%		$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	—	(0.04)	—	$10.87	31.81%		$1,190	1.45%		1.14%		2.70%		(0.10%	)	391.22%
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	$12.30	17.73%		$2,377	1.47%		1.70%		2.02%		1.15%		295.27%
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	—	$12.99	27.56%		$5,185	1.45%		2.32%		1.80%		1.97%		83.30%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)	(0.03)	—	(0.03)	—	$7.18	(27.93%	)(e)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	—	(0.03)	—	$8.22	14.92%		$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	—	(0.01)	—	$10.75	30.86%		$885	2.20%		0.41%		3.46%		(0.84%	)	391.22%
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	$12.15	16.93%		$1,202	2.20%		0.96%		2.76%		0.40%		295.27%
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	—	$12.79	26.57%		$1,875	2.18%		1.62%		2.54%		1.27%		83.30%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05	(2.84)	(2.79)	(0.03)	—	(0.03)	—	$7.18	(27.93%	)(e)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	—	(0.03)	—	$8.22	14.92%		$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	—	(0.02)	—	$10.74	30.90%		$3,556	2.20%		0.43%		3.33%		(0.70%	)	391.22%
Year Ended October 31, 2005 (i)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	$12.15	16.88%		$2,435	2.20%		1.25%		2.81%		0.63%		295.27%
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	—	$12.79	26.60%		$5,512	2.17%		1.30%		2.49%		0.98%		83.30%

Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	1.58	1.66	(0.02)	—	(0.02)	—	$10.78	18.23%	(e)	$1	1.78%	(f)	0.99%	(f)	3.14%	(f)	(0.35%	)(f)	391.22%
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	$12.20	17.61%		$1	1.51%		1.64%		2.31%		0.84%		295.27%
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	—	$12.83	27.11%		$2	1.78%		2.08%		2.18%		1.68%		83.30%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13	(2.85)	(2.72)	(0.07)	—	(0.07)	—	$7.21	(27.27%	)(e)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	)(f)	146.88%
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15	(0.06)	—	(0.06)	—	$8.30	16.10%		$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	—	(0.05)	—	$10.91	32.13%		$837	1.20%		1.41%		2.46%		0.15%		391.22%
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$987	1.20%		1.97%		1.78%		1.39%		295.27%
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	—	$13.05	27.88%		$1,264	1.20%		2.68%		1.55%		2.33%		83.30%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	1.15	1.18	(0.02)	—	(0.02)	—	$10.91	12.15%	(e)	$250	1.20%	(f)	1.02%	(f)	2.19%	(f)	0.03%	(f)	391.22%
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$1,896	1.20%		1.85%		1.67%		1.38%		295.27%
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	—	$13.05	27.88%		$6,254	1.20%		2.81%		1.50%		2.49%		83.30%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

54	Annual Report 2006

Gartmore Mid Cap Growth Leaders Fund

For the annual period ended Oct. 31, 2006, the Gartmore Mid Cap Growth Leaders Fund (Class A at NAV) returned 9.89% versus 14.51% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 611 funds as of Oct. 31, 2006) was 11.52%.

The U.S. stock market posted healthy gains during the one-year reporting period, as strong corporate earnings offset the negative impact of rising interest rates and high energy prices. Mid-capitalization stocks trailed small caps but outperformed large caps by a substantial amount, while value stocks held a commanding lead over growth. The Fund beat its benchmark in 10 out of 12 months during the reporting period. Unfortunately, our underperformance in January and October, the two lagging months, was enough to put the Fund’s performance behind that of the benchmark for the period overall.

In January, the main problem was the Fund’s relatively defensive stance, which we adopted because of concerns about an inverted yield curve (a plotted graph line of the yields—or interest rates—on long-term and short-term maturity bonds) and the Federal Reserve Board’s hiking of interest rates; both factors typically signal slowing economic growth and mediocre stock-market returns. Although the market did eventually decline in the late spring and early summer, we fell behind early on as share prices advanced smartly at the start of 2006. October’s underperformance was chiefly due to stock-specific factors.

Information technology was the sector that hampered Fund performance most, with two stocks accounting for much of the damage—Jabil Circuit, Inc. and SanDisk Corp. Jabil Circuit, a contract manufacturer used by firms that make various kinds of electronic products, saw its stock decline due to the company’s involvement with the options pricing controversy and also because of production issues related to Jabil’s rapid growth. We used the stock’s weakness to add to the Fund’s position. In the case of SanDisk, concerns about the possibility of oversupply and pricing pressure on the company’s NAND flash memory technology caused a sharp decline in the stock, and we liquidated the position.

On the positive side, our selections in the consumer discretionary and materials sectors bolstered the Fund’s performance. For example, retailer J.C. Penney Co., Inc. was helped by the company’s bid to serve a more upscale clientele and the decision to locate many of its new stores in strip shopping centers rather than in major malls. Coach, Inc. also contributed to Fund performance; the firm rebounded from weakness earlier in the period as fears about the potential impact of high energy prices on spending for luxury handbags and shoes eased. In addition, Coach effectively contained costs and continued to develop its presence in the Japanese market.

Looking ahead, we are encouraged by the drop in energy prices and the fact that the Federal Open Market Committee has stopped raising interest rates. Overall, we think inflation will remain under control, which should keep the Federal Reserve in pause mode or even allow the central bank to lower interest rates in 2007. If the economy avoids a recession, which we think is likely, the mid-cap segment of the market should continue to offer competitive performance, reflecting the group’s attractive risk profile relative to small caps as well as its strong earnings growth prospects. Versus large-caps, we continue to like the mid-cap segment’s relative growth potential.

Portfolio Manager:

Joseph O’Connor, CFA

2006 Annual Report	55

Fund Performance	Gartmore Mid Cap Growth Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.[1]
Class A	w/o SC2	9.89%	6.69%	6.99%
	w/SC3	3.56%	5.43%	6.63%
Class B	w/o SC2	9.18%	5.99%	6.52%
	w/SC4	4.18%	5.67%	6.52%
Class C	w/o SC2	9.18%	5.98%	6.74%
	w/SC5	8.18%	5.98%	6.74%
Class D	w/o SC2	10.32%	7.04%	7.14%
	w/SC6	5.37%	6.06%	6.86%
Class R7		9.91%	6.78%	7.07%
Institutional Class[7,8]		10.26%	7.01%	7.13%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (9/28/04) include the performance of the Fund’s Class D shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Mid Cap Growth Leaders, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth- an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $1.4 billion to 18.6 billion as of October 31, 2006, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

56	Annual Report 2006

Shareholder Expense Example	Gartmore Mid Cap Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Mid Cap Growth Leaders Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$978.00	$7.13	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.30	1.43%
Class B	Actual		$1,000.00	$975.50	$10.61	2.13%
	Hypothetical	[1]	$1,000.00	$1,014.26	$10.87	2.13%
Class C	Actual		$1,000.00	$974.80	$10.60	2.13%
	Hypothetical	[1]	$1,000.00	$1,014.26	$10.87	2.13%
Class D	Actual		$1,000.00	$980.40	$5.64	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.13%
Class R	Actual		$1,000.00	$977.70	$8.13	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.78	$8.32	1.63%
Institutional Class	Actual		$1,000.00	$979.70	$5.64	1.13%
	Hypothetical	[1]	$1,000.00	$1,019.30	$5.77	1.13%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	57

Portfolio Summary	Gartmore Mid Cap Growth Leaders Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	91.2%
Commercial Paper	3.5%
Other Investments*	5.9%
Liabilities in excess of other assets**	-0.5%

100.1%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Financial Services	11.4%
Retail	10.7%
Medical Services	9.0%
Computer Software & Services	7.8%
Semiconductors	5.3%
Oil & Gas	5.3%
Manufacturing	5.2%
Industrial Gases	4.6%
Electronic Equipment	4.3%
Telecommunications	4.0%
Other Assets	32.4%

100.0%

Top Holdings
Precision Castparts Corp.	5.2%
Praxair, Inc.	4.6%
Assurant, Inc.	3.8%
Alliance Data Systems Corp.	3.8%
Fisher Scientific International, Inc.	3.7%
T. Rowe Price Group, Inc.	3.5%
Countrywide Home Loans, 5.44%, 11/01/06	3.5%
Hyperion Solutions Corp.	3.3%
Staples, Inc.	3.0%
J.C. Penney Company, Inc.	3.0%
Other Assets	62.6%

100.0%

58	Annual Report 2006

Gartmore Mid Cap Growth Leaders Fund

Common Stocks (91.5%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Aerospace & Defense (2.6%)
Rockwell Collins, Inc.	16,175	$939,444

Applications Software (1.5%)
Citrix Systems, Inc. (b)	18,860	556,936

Coal (1.5%)
Peabody Energy Corp.	12,650	530,921

Commercial Services (3.8%)
Alliance Data Systems Corp. (b) (c)	22,440	1,362,557

Computer Software & Services (7.8%)
Adobe Systems, Inc. (b)	15,595	596,509
Cognizant Technology Solutions Corp. (b)	13,850	1,042,628
Hyperion Solutions Corp. (b)	32,000	1,196,800

		2,835,937

Electronic Equipment (4.3%)
AMETEK, Inc.	22,015	1,027,660
Arrow Electronics, Inc. (b)	18,410	549,539

		1,577,199

Financial Services (7.9%)
Investment Technology Group, Inc. (b)	14,915	696,531
State Street Corp.	14,030	901,147
T. Rowe Price Group, Inc.	27,090	1,281,627

		2,879,305

Gaming & Leisure (2.3%)
Penn National Gaming, Inc. (b) (c)	23,000	841,110

Hospitals (2.6%)
Community Health Systems, Inc. (b)	28,825	935,371

Hotels & Motels (3.6%)
Hilton Hotels Corp.	23,725	686,127
Starwood Hotels & Resorts Worldwide, Inc.	10,550	630,257

		1,316,384

Industrial Gases (4.6%)
Praxair, Inc.	27,400	1,650,850

	Shares or Principal Amount	Value

Insurance (3.8%)
Assurant, Inc.	26,265	$1,383,115

Manufacturing (5.2%)
Precision Castparts Corp.	27,710	1,885,943

Medical Services (9.0%)
Express Scripts, Inc., Class A (b)	13,630	868,504
Fisher Scientific International, Inc. (b)	15,565	1,332,674
McKesson Corp.	20,735	1,038,616

		3,239,794

Oil & Gas (5.3%)
Grand Prideco, Inc. (b)	19,540	738,026
Weatherford International, Inc. (b)	12,640	519,251
Williams Cos., Inc. (The)	27,245	665,596

		1,922,873

Restaurants (2.4%)
Darden Restaurants, Inc.	20,780	870,682

Retail (10.7%)
Circuit City Stores, Inc.	20,460	552,011
Coach, Inc. (b)	27,495	1,089,902
J.C. Penney Company, Inc.	14,565	1,095,724
Staples, Inc.	42,830	1,104,585

		3,842,222

Semiconductors (5.3%)
International Rectifier Corp. (b)	15,235	548,003
Jabil Circuit, Inc.	30,070	863,310
Marvel Technology Group Ltd. (b)	28,325	517,781

		1,929,094

Telecommunications (4.0%)
Juniper Networks, Inc. (b)	32,610	561,544
NeuStar, Inc. (b) (c)	31,160	910,495

		1,472,039

Therapeutics (3.0%)
Gilead Sciences, Inc. (b)	15,890	1,094,821

Total Common Stocks		33,066,597

2006 Annual Report	59

Statement of Investments (Continued)

October 31, 2006

Gartmore Mid Cap Growth Leaders Fund

Commercial Paper (3.5%)

	Shares or Principal Amount	Value

Financial Services (3.5%)
Countrywide Home Loans, 5.44%, 11/01/06 (d)	$1,252,000	$1,252,000

Total Commercial Paper		1,252,000

Short-Term Securities Held as Collateral for Securities on Loan (5.9%)
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $2,142,331, collateralized by U.S. Government Agency Mortgages with a market value of $2,184,855	2,142,014	2,142,014

Total Short-Term Securities Held as Collateral for Securities on Loan		2,142,014

Total Investments (Cost $33,417,539) (a) — 100.5%		36,460,611

Liabilities in excess of other assets — (0.5)%		(188,164)

NET ASSETS — 100.0%		$36,272,447

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of security was on loan as of October 31, 2006.
(d)	The rate reflected on the Statement of Investments is the effective yield as of October 31, 2006.

See notes to financial statements.

60	Annual Report 2006

Gartmore Nationwide Leaders Fund

For the annual period ended Oct. 31, 2006, the Gartmore Nationwide Leaders Fund (Class A at NAV) returned 15.16% versus 16.34% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 904 funds as of Oct. 31, 2006) was 14.49%.

Despite investors concerns about rising interest rates, high energy prices and a steadily deteriorating housing market, most broadly based stock indexes managed solid gains. Strength at the beginning and end of the reporting period was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

Detracting sectors for the Fund included industrials and energy. In the industrials sector, our sale of the Fund’s railroad holdings Burlington Northern Santa Fe Corp. and CSX Corp. proved ill-timed, because those stocks went on to post strong double-digit gains over the remainder of the period. A Fund position in industrial conglomerate 3M Co. also was counterproductive; the company’s second-quarter earnings were disappointing due in part to an inventory glut in its specialty films division, and we sold the stock. In the energy sector, Fund results were held back by an overweighting in services provider Nabors Industries Ltd. and by an underweighting in Exxon Mobil Corp., an integrated energy giant that we thought was expensive due to its mediocre growth prospects.

Strong stock selection by the Fund in information technology aided performance versus the benchmark. Our disciplined approach of buying into weakness and selling into strength was rewarded in the cases of Advanced Micro Devices, Inc. (AMD) and Juniper Networks, Inc., two of the Fund’s top contributors. With AMD, we felt that its competitive advantage was eroding due to Intel Corp.’s development of a competing dual-core chip, and we liquidated the position. Conversely, after Juniper Networks had been beaten down during the spring/summer correction, we added aggressively to the position, making it one of the Fund’s largest holdings by the end of the reporting period. In consumer staples, a large overweighting by the Fund in tobacco stock Reynolds American Inc. was rewarding, given the company’s solid earnings growth, the stock’s inexpensive valuation and the favorable resolution of some key smoking-related litigation. We sold the stock as it rallied on the good news.

With three consecutive stand-pat decisions by the Fed, we believe the odds are increasing that we have seen at least a temporary peak in short-term rates, although the recent upward revision in third-quarter economic growth from 1.6% to 2.2% likely lessens the chances of a rate cut any time soon. As long as the economy avoids entering a recession—and, at present, we think it will succeed in doing so—we believe that the stock market will continue to offer potential for rewarding opportunities in the foreseeable future.

Portfolio Manager:

Gary Haubold, CFA

2006 Annual Report	61

Fund Performance	Gartmore Nationwide Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	15.16%	11.52%
	w/SC3	8.54%	10.15%
Class B	w/o SC2	14.35%	10.71%
	w/SC4	9.35%	10.43%
Class C	w/o SC2	14.32%	10.71%
	w/SC5	13.32%	10.71%
Class R6,7		14.87%	11.09%
Institutional Service Class[6]		15.27%	11.62%
Institutional Class[6,8]		15.60%	11.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

62	Annual Report 2006

Shareholder Expense Example	Gartmore Nationwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Nationwide Leaders Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,037.10	$8.01	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.14	$7.96	1.56%
Class B	Actual		$1,000.00	$1,033.00	$11.63	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.56	$11.59	2.27%
Class C	Actual		$1,000.00	$1,033.00	$11.63	2.27%
	Hypothetical	[1]	$1,000.00	$1,013.56	$11.59	2.27%
Class R	Actual		$1,000.00	$1,034.90	$9.49	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.67	$9.44	1.85%
Institutional Service Class	Actual		$1,000.00	$1,037.40	$7.19	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
Institutional Class	Actual		$1,000.00	$1,039.10	$6.22	1.21%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.21%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	63

Portfolio Summary	Gartmore Nationwide Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	96.5%
Repurchase Agreements	3.5%

100.0%

Top Industries
Retail	18.8%
Computer Software & Services	14.5%
Semiconductors	11.7%
Food & Beverage	9.8%
Healthcare	7.5%
Insurance	7.0%
Transportation	4.9%
Electronics	4.7%
Aerospace & Defense	4.6%
Distribution & Wholesale	3.8%
Other Assets	12.7%

100.0%

Top Holdings*
Federated Department Stores, Inc.	7.2%
Texas Instruments, Inc.	7.1%
Allstate Corp. (The)	7.0%
Brown-Forman Corp., Class B	6.5%
Juniper Networks, Inc.	5.8%
Cisco Systems, Inc.	5.7%
TJX Cos., Inc. (The)	4.9%
FedEx Corp.	4.9%
Arrow Electronics, Inc.	4.7%
General Dynamics Corp.	4.6%
Other Assets	41.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

64	Annual Report 2006

Gartmore Nationwide Leaders Fund

Common Stocks (96.5%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Aerospace & Defense (4.6%)
General Dynamics Corp.	8,000	$568,800

Apparel (2.5%)
VF Corp.	4,000	304,040

Banks (1.9%)
Barclays PLC ADR — GB	4,200	228,102

Computer Software & Services (14.5%)
Cisco Systems, Inc. (b)	28,800	694,944
Juniper Networks, Inc. (b)	41,200	709,464
Oracle Corp. (b)	20,000	369,400

		1,773,808

Distribution & Wholesale (3.8%)
CDW Corp.	7,000	459,690

Electronics (4.7%)
Arrow Electronics, Inc. (b)	19,400	579,090

Financial Services (1.9%)
Northern Trust Corp.	3,900	229,008

Food & Beverage (9.8%)
Brown-Forman Corp., Class B	11,100	801,309
Constellation Brands, Inc., Class A (b)	14,700	404,103

		1,205,412

Healthcare (7.5%)
UnitedHealth Group, Inc.	9,900	482,922
WellPoint, Inc. (b)	5,700	435,024

		917,946

Insurance (7.0%)
Allstate Corp. (The)	14,000	859,040

Metals (2.9%)
Phelps Dodge Corp.	3,600	361,368

Retail (18.8%)
CVS Corp.	13,500	423,630
Federated Department Stores, Inc.	20,100	882,591
Home Depot, Inc. (The)	10,800	403,164
TJX Cos., Inc. (The)	20,600	596,370

		2,305,755

	Shares or Principal Amount	Value

Semiconductors (11.7%)
Novellus Systems, Inc. (b)	20,100	$555,765
Texas Instruments, Inc.	29,000	875,220

		1,430,985

Transportation (4.9%)
FedEx Corp.	5,200	595,608

Total Common Stocks		11,818,652

Repurchase Agreements (3.5%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $219,776, collateralized by U.S. Government Agency Mortgages with a market value of $224,139	$219,744	219,744
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $209,835, collateralized by U.S. Government Agency Mortgages with a market value of $214,001	209,805	209,805

Total Repurchase Agreements		429,549

Total Investments (Cost $12,142,534) (a) — 100.0%		12,248,201

Other assets in excess of liabilities — 0.0%		3,685

NET ASSETS — 100.0%		$12,251,886

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

ADR	American Depository Receipts
GB	United Kingdom

See notes to financial statements.

2006 Annual Report	65

Gartmore Small Cap Leaders Fund

For the annual period ended Oct. 31, 2006, the Gartmore Small Cap Leaders Fund (Class A at NAV) returned 30.65% versus 19.98% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%.

Small-capitalization stocks continued their dominance over large- and mid-cap stocks. The group got off to a strong start during the first half of the reporting period, aided by especially robust gains at the beginning of 2006. However, small caps were hurt badly from mid-May through mid-July, when the stock market declined sharply amid heightened investor concerns about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. During that spring/summer interval, investors favored large-cap stocks and defensive sectors as potential ways of dampening risk. The stock market’s volatility also hurt growth stocks relative to their value counterparts and enabled the value group to outperform growth during the period overall.

As the summer progressed, the inflation outlook improved, and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold interest rates steady at the August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices. These factors served to help small caps lead the market higher in the final three months of the reporting period. Also benefiting small-cap stocks was an active mergers-and-acquisitions environment as private equity firms flush with cash used that capital to make acquisitions at healthy premiums.

Contributors to Fund performance in the Fund’s growth sleeve included shoe manufacturer Crocs, Inc.; semiconductor maker Rudolph Technologies, Inc.; and orthopedic device supplier Encore Medical Corp. We continued to own shares in all but Encore Medical, as this company was acquired during the reporting period.

Detractors from Fund performance in the Fund’s growth sleeve during the reporting period included railroad firm Genesee & Wyoming Inc. and prestige fragrance maker Parlux Fragrances, Inc. While Genesee & Wyoming experienced temporary operational disruptions, we expected those problems to be resolved; therefore, we maintained a position in the stock. On the other hand, we sold our stake in Parlux Fragrances due to concerns about the company’s strategic direction.

In the Fund’s value sleeve, Fund returns were helped by investments in a number of real estate investment trusts (REITs). For example, Entertainment Properties Trust, a leading cineplex REIT, benefited from its solid base of modern cineplex facilities, decent yield and promising growth prospects; we sold the stock. Fund holding Continental Airlines, Inc. also aided the Fund’s results; we purchased the stock when crude oil prices appeared to have peaked, and declining fuel prices, together with the constrained capacity resulting from a number of bankruptcies in the airline industry, aided the stock. Volatile oil service holding RPC, Inc. was another contributor to Fund performance; we bought the stock on weakness early in 2006 and sold it in the spring near the upper end of its recent range.

Conversely, the Fund’s position in Astec Industries, Inc., a maker of heavy equipment for highway construction, had a negative impact on Fund performance in the value sleeve. Increasing raw material costs and disappointing earnings triggered a steep sell-off in the stock, and we sold it. Another Fund holding, wireless communication transmission equipment maker Powerwave Technologies, Inc., also was a disappointment. Consolidation of the company’s customer base, along with market share gains by the firm’s primary competitor, hurt Powerwave Technologies’ stock.

Now that the Fed has kept interest rates steady during three consecutive FOMC meetings, we believe the odds are increasing that we have seen at least a temporary peak in short-term rates. The recent upward revision in third-quarter GDP growth from 1.6% to 2.2%, however, likely lessens the chances of a rate cut any time soon. Furthermore, we believe that the steep decline in the prices of energy and raw materials is likely to temper any slowdown in economic growth in 2007. At the company level, we continue to see plentiful opportunities to purchase attractive small-cap stocks.

Portfolio Managers:

Gary Haubold, CFA (value sleeve) and

Carl Wilk, CFP (growth sleeve)

66	Annual Report 2006

Fund Performance	Gartmore Small Cap Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	30.65%	16.16%
	w/SC3	24.13%	12.94%
Class B	w/o SC2	29.55%	15.31%
	w/SC4	24.55%	13.37%
Class C	w/o SC2	29.63%	15.41%
	w/SC5	28.63%	15.41%
Class R6		30.32%	15.81%
Institutional Service Class[6]		30.83%	16.37%
Institutional Class[6]		31.03%	16.53%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	67

Shareholder Expense Example	Gartmore Small Cap Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Small Cap Leaders Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,000.50	$8.12	1.61%
	Hypothetical	[1]	$1,000.00	$1,016.88	$8.22	1.61%
Class B	Actual		$1,000.00	$996.20	$11.82	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class C	Actual		$1,000.00	$997.10	$11.83	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class R	Actual		$1,000.00	$998.70	$10.28	2.04%
	Hypothetical	[1]	$1,000.00	$1,014.72	$10.41	2.04%
Institutional Service Class	Actual		$1,000.00	$1,000.80	$7.56	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.66	1.50%
Institutional Class	Actual		$1,000.00	$1,001.80	$6.81	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.19	$6.89	1.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

68	Annual Report 2006

Portfolio Summary	Gartmore Small Cap Leaders Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	94.2%
Other assets in excess of liabilities	5.8%

100.0%

Top Industries
Transportation	8.7%
Financial	8.1%
Semiconductors	8.0%
Retail	7.3%
Real Estate	7.2%
Software	5.4%
Healthcare	4.4%
Electronics	4.1%
Financial Services	3.9%
Pharmaceuticals	3.2%
Other Assets	39.7%

100.0%

Top Holdings
Greenbrier Cos., Inc.	3.4%
Longs Drug Stores Corp.	3.1%
Ruby Tuesday, Inc.	2.7%
Ruth’s Chris Steak House, Inc.	2.4%
Sybase, Inc.	2.3%
Morningstar, Inc.	2.2%
CBRE Realty Finance, Inc.	2.2%
Celadon Group, Inc.	2.1%
Ceradyne, Inc.	2.1%
ATMI, Inc.	2.1%
Other Assets	75.4%

100.0%

2006 Annual Report	69

Statement of Investments

October 31, 2006

Gartmore Small Cap Leaders Fund

Common Stocks (94.2%)

	Shares	Value

Aerospace & Defense (2.2%)
Aeroflex, Inc. (b)	24,900	$268,920
Alliant Techsystems, Inc. (b)	7,800	602,238

		871,158

Agricultural Operations (1.8%)
Andersons, Inc. (The)	20,000	719,000

Airlines (2.1%)
Continental Airlines (b)	17,100	630,648
JetBlue Airways Corp. (b)	17,100	214,776

		845,424

Apparel & Accessories (2.0%)
Crocs, Inc. (b)	20,000	792,400

Athletic Equipment (1.7%)
Cybex International, Inc. (b)	92,200	682,280

Construction Materials (2.1%)
Ceradyne, Inc. (b)	20,400	841,500

Distribution (1.9%)
Central European Distribution Corp. (b)	30,000	761,400

E-Commerce (1.0%)
Ariba, Inc. (b)	54,800	413,740

Electronics (4.1%)
Benchmark Electronics, Inc. (b)	22,500	597,375
Directed Electronics, Inc. (b)	48,200	662,750
Technitrol, Inc.	15,100	380,822

		1,640,947

Entertainment (1.3%)
Regal Entertainment Group	26,470	548,723

Financial (8.1%)
Medallion Financial Corp.	50,000	597,500
Penson Worldwide, Inc. (b)	30,000	729,600
Sanders Morris Harris Group, Inc.	55,180	648,917
Thomas Weisel Partners Group, Inc. (b)	32,890	526,569
World Acceptance Corp. (b)	16,000	799,840

		3,302,426

	Shares	Value

Financial Services (3.9%)
KKR Financial Corp.	25,000	$670,750
Morningstar, Inc. (b)	22,000	900,240

		1,570,990

Food & Related (1.2%)
Sunopta, Inc. — CA (b)	48,800	480,680

Healthcare (4.4%)
Covance, Inc. (b)	11,000	643,500
Five Star Quality Care, Inc. (b)	46,200	476,322
Hythiam, Inc. (b)	78,450	637,799

		1,757,621

Human Resources (2.4%)
Kforce, Inc. (b)	50,000	748,500
Korn/Ferry International (b)	10,200	225,522

		974,022

Machinery (1.5%)
Flow International Corp. (b)	49,700	585,466

Manufacturing (1.6%)
Phillips-Van Heusen Corp.	2,640	120,806
Rudolph Technologies, Inc. (b)	29,800	526,268

		647,074

Marketing Services (1.8%)
inVentiv Health, Inc. (b)	25,000	715,000

Multimedia (1.6%)
Sonic Solutions (b)	40,000	645,600

Networking Products (1.2%)
Anixter International, Inc. (b)	7,800	466,128

Oil & Gas (2.6%)
Cabot Oil & Gas Corp.	5,000	264,550
World Fuel Services Corp.	18,300	787,266

		1,051,816

Pharmaceuticals (3.2%)
Sciele Pharma, Inc. (b)	30,000	654,300
West Pharmaceutical Services, Inc.	15,000	630,600

		1,284,900

70	Annual Report 2006

Common Stocks (continued)

	Shares	Value

Real Estate (7.2%)
CBRE Realty Finance, Inc. (b)	57,900	$888,186
Equity Inns, Inc.	47,100	790,338
Hersha Hospitality Trust	20,200	221,392
Highland Hospitality Corp.	17,000	234,940
LTC Properties, Inc.	28,600	775,060

		2,909,916

Restaurants (2.4%)
Ruth’s Chris Steak House, Inc. (b)	48,800	960,872

Retail (7.3%)
Jos. A. Bank Clothiers, Inc. (b)	20,000	593,800
Longs Drug Stores Corp.	28,800	1,239,552
Ruby Tuesday, Inc.	39,700	1,101,675

		2,935,027

Semiconductors (8.0%)
ATMI, Inc. (b)	26,200	830,278
BTU International, Inc. (b)	60,000	597,000
ON Semiconductor Corp. (b)	109,000	677,980
Silicon Motion Technology Corp. ADR — KY (b)	41,010	630,324
Varian Semiconductor Equipment Associates, Inc. (b)	14,100	514,509

		3,250,091

Software (5.4%)
Sybase, Inc. (b)	38,400	935,040
Synchronoss Technologies, Inc. (b)	56,454	568,492
Unica Corp. (b)	59,806	685,975

		2,189,507

	Shares	Value

Telecommunications (1.5%)
Sirenza Microdevices, Inc. (b)	84,900	$622,317

Transportation (8.7%)
Atlas Air Worldwide Holdings, Inc. (b)	17,000	773,330
Celadon Group, Inc. (b)	45,000	844,200
Greenbrier Cos., Inc.	37,100	1,391,249
Omega Navigation Enterprises, Inc. — GR	34,350	546,165

		3,554,944

Total Common Stocks		38,020,969

Total Investments (Cost $35,611,701) (a) — 94.2%		38,020,969

Other assets in excess of liabilities — 5.8%		2,332,732

NET ASSETS — 100.0%		$40,353,701

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depository Receipt
CA	Canada
GR	Greece
KY	Cayman Islands

See notes to financial statements.

2006 Annual Report	71

Gartmore U.S. Growth Leaders Fund

For the annual period ended Oct. 31, 2006, the Gartmore U.S. Growth Leaders Fund (Class A at NAV) returned 1.77% versus 16.34% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 495 funds as of Oct. 31, 2006) was 10.39%.

Growth stocks posted respectable gains during the reporting period but trailed value stocks in all three major capitalization groups. Within the large-cap segment, value outperformed growth by almost a two-to-one margin. Value stocks were especially attractive to investors during the late spring/early summer market correction, which developed in response to fears about intensifying inflationary pressures and signs that the Federal Reserve Board might hike interest rates more than expected. Those fears eased during the summer months as inflation data moderated and economic growth decelerated. The Federal Reserve in turn held rates steady at its August, September and October Federal Open Market Committee meetings. Falling energy prices near the end of the reporting period added to investors’ optimism, resulting in growth stocks generally outpacing value during the rally that occurred in the final three months of the reporting period.

The Fund’s positioning was aggressive with a focus on companies with a smaller market capitalization from the beginning of the reporting period until April, which proved beneficial to the Fund’s returns. That said, we became aggressive again too early in the subsequent decline, which hurt Fund performance. One change we made was to increase the Fund’s weightings in proven market leaders such as Cisco Systems, Inc.; Apple Computer, Inc.; and Corning Inc., while reducing Fund exposure to stocks that were somewhat more speculative, even though we felt that they had great growth prospects. Concurrently, we scaled back the Fund’s stake in industrials stocks, which tend to be economically sensitive, from an overweighting to an underweighting to reflect the environment of slowing gross domestic product growth. We continued to carry a large Fund overweighting in technology at the end of the period, because we saw many opportunities there and remain very excited about technology stocks.

The Fund’s performance, relative to that of its benchmark, was hurt by unfavorable stock selection and a overweighting in the information technology sector. Other sectors that detracted from Fund performance included energy, consumer discretionary, health-care and consumer staples. A large position by the Fund in Marvell Technology Group Ltd. contributed most significantly to Fund underperformance, because the company was one of many technology firms that fell prey to the stock options pricing controversy. In energy services, we owned Schlumberger Ltd. for part of the reporting period, but unfortunately, missed the bulk of its advance.

Stock selection in materials added value to the Fund. Fund holding Inco Ltd., a producer of nickel, was acquired by a Brazilian iron ore mining company on favorable terms during the reporting period, while Fund holding Praxair, Inc. benefited from strong demand for its industrial gases.

At present, we are finding attractive opportunities across the full range of capitalization groups and will continue to use the Fund’s flexible mandate to exploit those opportunities. Overall, the Fund’s average weighted market capitalization increased during the reporting period (from $29.3 billion in October 2005 to a low of $17.4 in February ending at $37.3 billion in October 2006), reflecting our desire to add stability to the Fund while retaining its growth orientation.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

72	Annual Report 2006

Fund Performance	Gartmore U.S. Growth Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	1.77%	10.98%	0.96%
	w/SC3	-4.10%	9.67%	0.02%
Class B	w/o SC2	1.18%	10.24%	0.26%
	w/SC4	-3.58%	9.97%	0.26%
Class C5	w/o SC2	1.18%	10.23%	0.36%
	w/SC6	0.22%	10.23%	0.36%
Class R7,8		1.60%	10.61%	0.53%
Institutional Service Class[7]		1.95%	11.14%	1.17%
Institutional Class[7,9]		2.16%	11.25%	1.25%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	73

Shareholder Expense Example	Gartmore U.S. Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

U.S. Growth Leaders Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$934.50	$7.51	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.24	$7.86	1.54%
Class B	Actual		$1,000.00	$931.60	$10.95	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.66	$11.48	2.25%
Class C	Actual		$1,000.00	$931.10	$10.95	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.66	$11.48	2.25%
Class R	Actual		$1,000.00	$933.70	$9.36	1.92%
	Hypothetical	[1]	$1,000.00	$1,015.32	$9.80	1.92%
Institutional Service Class	Actual		$1,000.00	$935.40	$6.83	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
Institutional Class	Actual		$1,000.00	$936.60	$6.10	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

74	Annual Report 2006

Portfolio Summary	Gartmore U.S. Growth Leaders Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	95.3%
Repurchase Agreements	2.0%
Other Investments*	4.5%
Liabilities in excess of other assets**	-1.8%

100.0%

Top Industries
Computer Software & Services	12.8%
Financial Services	12.7%
Healthcare	12.0%
Computer Equipment	11.5%
Energy	8.3%
Telecommunications	5.3%
Semiconductors	5.2%
Retail	4.9%
Pharmaceuticals	4.7%
Electronics	3.5%
Other Assets	19.1%

100.0%

Top Holdings***
Citrix Systems, Inc.	5.1%
Baxter International, Inc.	5.0%
Gilead Sciences, Inc.	4.1%
State Street Corp.	3.6%
Goldman Sachs Group, Inc.	3.6%
Emerson Electric Co.	3.5%
Corning, Inc.	3.4%
Comcast Corp., Class A	3.3%
E*TRADE Financial Corp.	3.3%
Integrated Device Technology, Inc.	3.2%
Other Assets	61.9%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	75

Statement of Investments

October 31, 2006

Gartmore U.S. Growth Leaders Fund

Common Stocks (95.3%)

	Shares or Principal Amount	Value

Aerospace & Defense (3.1%)
Boeing Co. (The)	51,510	$4,113,589

Banks (2.8%)
Wachovia Corp.	67,830	3,764,565

Computer Equipment (11.5%)
Acme Packet, Inc. (b) (c)	71,490	1,229,628
Apple Computer, Inc. (b)	33,920	2,750,234
Juniper Networks, Inc. (b)	233,580	4,022,247
NVIDIA Corp. (b)	94,350	3,289,985
Sun Microsystems, Inc. (b)	767,250	4,166,167

		15,458,261

Computer Software & Services (12.8%)
CheckFree Corp. (b) (c)	95,340	3,764,023
Cisco Systems, Inc. (b)	110,500	2,666,365
Citrix Systems, Inc. (b)	230,630	6,810,504
Hyperion Solutions Corp. (b)	110,500	4,132,700

		17,373,592

Electronics (3.5%)
Emerson Electric Co.	55,690	4,700,236

Energy (8.3%)
Peabody Energy Corp.	31,840	1,336,325
Praxair, Inc.	56,920	3,429,430
Valero Energy Corp.	50,710	2,653,654
XTO Energy, Inc.	79,330	3,701,538

		11,120,947

Financial Services (12.7%)
E*TRADE Financial Corp. (b)	190,240	4,428,787
Goldman Sachs Group, Inc.	25,680	4,873,807
IntercontinentalExchange, Inc. (b)	37,000	3,123,540
State Street Corp.	75,890	4,874,415

		17,300,549

Healthcare (12.0%)
Baxter International, Inc.	146,400	6,730,008
Gilead Sciences, Inc. (b)	80,020	5,513,378
WellPoint, Inc. (b)	52,200	3,983,904

		16,227,290

Hotels & Casinos (3.1%)
Starwood Hotels & Resorts Worldwide	70,750	4,226,605

	Shares or Principal Amount	Value

Internet (2.1%)
Google, Inc. (b)	6,000	$2,858,340

Multimedia (3.3%)
Comcast Corp., Class A (b) (c)	109,270	4,444,011

Pharmaceuticals (4.7%)
Novartis AG ADR — CH	35,880	2,178,992
Wyeth	81,120	4,139,554

		6,318,546

Retail (4.9%)
Abercrombie & Fitch Co.	43,480	3,332,742
Best Buy Co., Inc.	58,990	3,259,198

		6,591,940

Semiconductors (5.2%)
Broadcom Corp., Class A (b)	87,000	2,633,490
Integrated Device Technology, Inc. (b)	272,660	4,321,661

		6,955,151

Telecommunications (5.3%)
Corning, Inc. (b)	227,200	4,641,696
Motorola, Inc.	109,570	2,526,684

		7,168,380

Total Common Stocks		128,622,002

Repurchase Agreements (2.0%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,352,711, collateralized by U.S. Government Agency Mortgages with a market value of $1,379,570	$1,352,517	1,352,517
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,291,529, collateralized by U.S. Government Agency Mortgages with a market value of $1,317,174	1,291,344	1,291,344

Total Repurchase Agreements		2,643,861

76	Annual Report 2006

Short-Term Securities Held as Collateral for Securities on Loan (4.5%)

	Shares or Principal Amount	Value
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $6,018,693, collateralized by U.S. Government Agency Mortgages with a market value of $6,138,160	$6,017,804	$6,017,804

Total Short-Term Securities Held as Collateral for Securities on Loan		6,017,804

Total Investments (Cost $129,395,535) (a) — 101.8%		137,283,667

Liabilities in excess of other assets — (1.8)%		(2,450,192)

NET ASSETS — 100.0%		$134,833,475

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.

ADR	American Depository Receipt
CH	Switzerland

See notes to financial statements.

2006 Annual Report	77

Gartmore Worldwide Leaders Fund

On March 21, 2006, the Fund (Institutional Service Class) was recognized as the best “Global Large-Cap Core Fund” (among a field of 16 competitors) by Lipper, for the three-year period ended Dec. 31, 2005.

For the annual period ended Oct. 31, 2006, the Gartmore Worldwide Leaders Fund (Class A at NAV) returned 26.22% versus 21.91% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 59 funds as of Oct. 31, 2006) was 20.74%.

Global economic growth remained robust during the first half of the reporting period, and rising oil and metals prices boosted several emerging markets. Merger-and-acquisition (M&A) activity buoyed European markets, and in Japan, rising land prices ended prolonged deflation, prompting the Bank of Japan to abandon its quantitative monetary easing. Meanwhile, investors, who were worried that U.S. monetary policy might further tighten, watched U.S. interest rates rise to avert inflation. These investor concerns persisted into May, prompting a significant global market correction; markets remained volatile as oil prices surged to nearly $80 per barrel in July and Middle East tensions grew. An increase in U.S. oil stockpiles in August significantly weakened oil prices, which had the effect of calming the markets. Also in August, signs of a slowing U.S. economy led the Federal Reserve Board to pause in its two-year cycle of raising rates; borrowing costs remained at 5.25% through the end of the reporting period. The improving global economic outlook seemed to encourage investors, and global markets—except for Japan—progressed in September and October.

Strong stock selection drove the Fund’s outperformance during the period. A large Fund overweight in Sumitomo Realty & Development Co., Ltd. was the greatest boost to Fund returns. Sumitomo and Mitsui Fudosan Co., Ltd.—Japan’s largest property developer and another large Fund overweight—are among the firms benefiting from recovering Japanese real estate prices. Our large Fund overweight in U.S. real-estate firm CB Richard Ellis Group, Inc. also helped the Fund after the company reported faster-than-expected earnings growth.

The Fund’s exposure in the energy sector detracted from performance, primarily due to holdings of ConocoPhillips, one of the world’s largest oil and gas companies. We bought the ConocoPhillips stock at what we believed to be a relatively cheap valuation as the company was enjoying significant earnings growth and share price appreciation. The company’s purchase of Burlington Resources Inc. in December 2005, however, was poorly received by the market as an overpriced deal. ConocoPhillips’ stock further underperformed as oil prices retreated toward the end of the reporting period, so we sold the position. Japanese retailer The Daiei, Inc. also undermined Fund performance. The firm’s real estate revaluation losses helped trigger a 97% slump in first-half profits. Another detractor from Fund performance was an overweight stake in major U.S. rail operator Norfolk Southern Corp.; the company was hit by higher fuel costs, and its share price lost ground after lower-than-expected second-quarter profits were reported.

We believe that the direction of interest rates and the pace of global economic growth are likely to remain key short-term concerns for investors, but we are cautiously optimistic about medium-term prospects for equities. Although global economic growth is slowing, it remains healthy. In addition, valuations are attractive, and continuing M&A activity should prove supportive. On a regional basis, we favor the United Kingdom and Europe, both of which we believe offer opportunities for good value.

Portfolio Manager:

Gartmore Global Partners—Neil Rogan

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large-Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore competed among 16 global large-cap core portfolios to win the award.

Award based on Institutional Service Class Shares of the Funds. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance that was calculated to win this award.

78	Annual Report 2006

Fund Performance	Gartmore Worldwide Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	26.22%	13.36%	2.60%
	w/SC3	19.02%	12.03%	1.62%
Class B	w/o SC2	25.22%	12.59%	1.88%
	w/SC4	20.22%	12.34%	1.88%
Class C5	w/o SC2	25.19%	12.59%	1.96%
	w/SC6	24.19%	12.59%	1.96%
Class R7,8		25.78%	12.93%	2.13%
Institutional Service Class[7]		26.17%	13.49%	2.78%
Institutional Class[7,9]		26.49%	13.60%	2.86%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	79

Shareholder Expense Example	Gartmore Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Worldwide Leaders Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,035.10	$7.80	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.34	$7.76	1.52%
Class B	Actual		$1,000.00	$1,030.80	$11.52	2.25%
	Hypothetical	[1]	$1,000.00	$1,013.66	$11.48	2.25%
Class C	Actual		$1,000.00	$1,030.50	$11.57	2.26%
	Hypothetical	[1]	$1,000.00	$1,013.61	$11.54	2.26%
Class R	Actual		$1,000.00	$1,032.30	$9.89	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.27	$9.85	1.93%
Institutional Service Class	Actual		$1,000.00	$1,034.80	$7.69	1.50%
	Hypothetical	[1]	$1,000.00	$1,017.44	$7.66	1.50%
Institutional Class	Actual		$1,000.00	$1,036.00	$6.11	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.07	1.19%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

80	Annual Report 2006

Portfolio Summary	Gartmore Worldwide Leaders Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.8%
Repurchase Agreements	0.1%
Other Investments*	3.1%
Liabilities in excess of other assets**	-2.0%

100.0%

Top Countries
United States	42.0%
Japan	17.7%
United Kingdom	16.5%
Germany	5.5%
Italy	3.8%
Switzerland	3.5%
Netherlands	2.5%
Argentina	2.5%
Russia	2.1%
China	1.5%
Other Assets	2.4%

100.0%

Top Industries
Banking	12.7%
Real Estate	12.0%
Computers	7.2%
Television	6.8%
Insurance	5.3%
Financial Services	5.2%
Steel – Producers	5.0%
Mining	4.3%
Restaurants	3.9%
Finance	3.8%
Other Assets	33.8%

100.0%

Top Holdings***
CB Richard Ellis Group, Inc.	5.1%
Rio Tinto PLC	4.3%
Microsoft Corp.	4.1%
McDonald’s Corp.	3.9%
Barclays PLC	3.9%
WellPoint, Inc.	3.8%
Lazard Ltd.	3.8%
UniCredito Italiano SpA	3.8%
DSG Int’l PLC	3.7%
Julius Baer Holding Ltd.	3.5%
Other Assets	60.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	81

Statement of Investments

October 31, 2006

Gartmore Worldwide Leaders Fund

Common Stocks (98.8%)

	Shares or Principal Amount	Value

ARGENTINA (2.5%)
Steel – Producers (2.5%)
Tenaris SA (c)	59,500	$1,152,924

CHINA (1.5%)
Banking (1.5%)
China Merchants Bank Co. Ltd. (b) (d)	286,500	447,248
Industrial & Commercial Bank of China (b)	532,000	238,065

		685,313

GERMANY (5.5%)
Machinery (3.5%)
MAN AG (c)	18,100	1,608,095

Semiconductors (2.0%)
Infineon Technologies AG (b) (c)	74,100	900,465

		2,508,560

HONG KONG (1.2%)
Real Estate (1.2%)
New World Development Co. Ltd. (c)	333,000	569,076

ITALY (3.8%)
Banking (3.8%)
UniCredito Italiano SpA (c)	210,800	1,746,570

JAPAN (17.7%)
Automotive (3.0%)
Toyota Motor Corp. (c)	23,100	1,364,126

Financial Services (4.1%)
Matsui Securities Co. Ltd. (c)	115,000	1,010,078
Mizuho Financial Group, Inc. (c)	112	870,683

		1,880,761

Real Estate (5.7%)
Mitsui Fudosan Co. Ltd. (c) (d)	48,000	1,181,046
Sumitomo Realty & Development Co. Ltd. (c)	44,000	1,457,946

		2,638,992

Tobacco (3.5%)
Japan Tobacco, Inc. (c)	366	1,593,204

	Shares or Principal Amount	Value

JAPAN (continued)
Toys (1.4%)
Nintendo Co. Ltd. (c)	3,200	$654,068

		8,131,151

NETHERLANDS (2.5%)
Steel – Producers (2.5%)
Mittal Steel Co. NV (c)	27,000	1,156,375

RUSSIA (2.1%)
Oil & Gas (2.1%)
Oao Rosneft Oil Co. (b)	110,800	952,880

SWITZERLAND (3.5%)
Banking (3.5%)
Julius Baer Holding Ltd. (c)	15,350	1,620,161

UNITED KINGDOM (16.5%)
Banking (3.9%)
Barclays PLC (c)	132,000	1,778,287

Insurance (1.5%)
Royal & Sun Alliance Insurance Group PLC (c)	241,000	677,757

Mining (4.3%)
Rio Tinto PLC (c)	35,700	1,975,017

Retail (3.7%)
DSG Int’l PLC (c)	410,100	1,700,997

Telecommunications (3.1%)
Vodafone Group PLC (c)	550,762	1,418,989

		7,551,047

UNITED STATES (42.0%)
Agriculture (2.0%)
Archer-Daniels-Midland Co.	23,700	912,450

Airlines (2.4%)
Continental Airlines, Inc. (b)	29,600	1,091,648

Computers (7.2%)
Apple Computer, Inc. (b)	16,900	1,370,252
Microsoft Corp.	66,200	1,900,602

		3,270,854

82	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED STATES (continued)
Diversified Manufacturing (3.0%)
General Electric Co.	38,700	$1,358,757

Finance (3.8%)
Lazard Ltd.	41,200	1,746,880

Financial Services (1.1%)
Western Union Co. (b)	23,300	513,765

Food & Beverage (2.9%)
Kellogg Co.	26,800	1,348,308

Insurance (3.8%)
WellPoint, Inc. (b)	23,100	1,762,992

Real Estate (5.1%)
CB Richard Ellis Group, Inc. (b)	78,000	2,342,340

Restaurants (3.9%)
McDonald’s Corp.	42,700	1,789,984

Television (6.8%)
CBS Corp., Class B	54,800	1,585,912
Comcast Corp. (b)	36,800	1,496,656

		3,082,568

		19,220,546

Total Common Stocks		45,294,603

Repurchase Agreements (0.1%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $29,693, collateralized by U.S. Government Agency Mortgages with a market value of $30,283	$29,689	29,689
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $28,350, collateralized by U.S. Government Agency Mortgages with a market value of $28,913	28,346	28,346

Total Repurchase Agreements		58,035

Short-Term Securities Held as Collateral for Securities on Loan (3.1%)

	Principal Amount	Value
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $1,024,651, collateralized by U.S. Government Agency Mortgages with a market value of $1,044,990	$1,024,500	$1,024,500
Beta Finance, Inc. Medium Term Note, 5.37%, 11/01/06	200,000	200,000
Unicredito Italiano Bank PLC Medium Term Note, 5.33%, 11/09/06	200,000	200,000

Total Short-Term Securities Held as Collateral for Securities on Loan		1,424,500

Total Investments (Cost $41,517,229) (a) — 102.0%		46,777,138

Liabilities in excess of other assets — (2.0)%		(933,750)

NET ASSETS — 100.0%		$45,843,388

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.
(d)	All or part of the security was on loan as of October 31, 2006.

See notes to financial statements.

2006 Annual Report	83

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Assets:
Investments, at value (cost $31,275,525; $11,712,985; $35,611,701; $120,733,870; and $40,434,694 respectively)*	$34,318,597	$11,818,652	$38,020,969	$128,622,002	$45,694,603
Repurchase agreements, at cost and value**	2,142,014	429,549	—	8,661,665	1,082,535

Total Investments	36,460,611	12,248,201	38,020,969	137,283,667	46,777,138

Cash	2,114,904	—	1,939,775	—	—
Foreign currency, at value (cost $0; $0; $0; $0 and $865; respectively)	—	—	—	—	857
Interest and dividends receivable	8,535	4,189	12,668	29,966	30,680
Receivable for capital shares issued	2,177	1,535	348,034	103,858	108,478
Receivable for investments sold	661,783	1,449,565	4,430,714	8,050,693	452,684
Receivable from adviser	—	427	—	—	—
Receivable from administrator	—	—	—	6,914	—
Reclaims receivable	—	—	—	—	490
Prepaid expenses	12,559	15,623	125	22,454	26,351

Total Assets	39,260,569	13,719,540	44,752,285	145,497,552	47,396,678

Liabilities:
Payable for investments purchased	765,744	1,458,626	4,243,196	4,051,087	—
Payable for capital shares redeemed	19,402	—	75,810	390,753	43,643
Payable for return of collateral received for securities on loan	2,142,014	—	—	6,017,804	1,424,500
Accrued expenses and other payables
Investment advisory fees	25,111	—	30,590	107,137	35,334
Fund administration and transfer agent fees	4,904	1,088	4,395	—	5,775
Distribution fees	4,767	5,351	15,449	55,687	12,184
Administrative servicing fees	472	275	2,935	28,110	7,647
Trustee fees	5	1	4	19	6
Compliance program fees (Note 3)	279	22	239	1,186	336
Other	25,424	2,291	25,966	12,294	23,865

Total Liabilities	2,988,122	1,467,654	4,398,584	10,664,077	1,553,290

Net Assets	$36,272,447	$12,251,886	$40,353,701	$134,833,475	$45,843,388

Represented by:
Capital	$62,223,064	$10,797,656	$34,631,310	$132,559,016	$72,093,997
Accumulated net investment income (loss)	13,889	—	—	—	—
Accumulated net realized gains (losses) from investment and foreign currency transactions	(29,007,578)	1,348,563	3,313,123	(5,613,673)	(31,510,562)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,043,072	105,667	2,409,268	7,888,132	5,259,953

Net Assets	$36,272,447	$12,251,886	$40,353,701	$134,833,475	$45,843,388

*	Includes securities held as collateral for securities on loan of $0; $0; $0; $0; and $400,000; respectively.
**	Includes securities held as collateral for securities on loan of $2,142,014; $0; $0; $6,017,804; and $1,024,500; respectively.

See notes to financial statements.

84	Annual Report 2006

Statements of Assets and Liabilities (Continued)

October 31, 2006

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund		Gartmore Small Cap Leaders Fund		Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Net Assets:
Class A Shares	$6,926,165	$7,116,626		$21,483,795		$86,364,000	$41,218,859
Class B Shares	3,095,816	1,095,503		1,783,462		6,072,359	805,734
Class C Shares	740,632	3,606,314		11,685,723		36,040,029	3,795,128
Class D Shares	10,614,279	—		—		—	—
Class R Shares	1,334	1,530		6,261		1,036,576	1,738
Institutional Service Class Shares	—	430,505		86,376		719,057	20,282
Institutional Class Shares	14,894,221	1,408		5,308,084		4,601,454	1,647

Total	$36,272,447	$12,251,886		$40,353,701		$134,833,475	$45,843,388

Shares Outstanding (unlimited number of shares authorized)
Class A Shares	458,305	502,196		1,664,084		9,027,718	3,548,365
Class B Shares	222,590	79,474		139,744		664,797	72,070
Class C Shares	53,211	261,868		914,719		3,920,749	338,190
Class D Shares	684,957	—		—		—	—
Class R Shares	87	110		488		111,561	154
Institutional Service Class Shares	—	29,994		6,670		73,999	1,728
Institutional Class Shares	961,926	99		409,091		471,917	140

Total	2,381,076	873,741		3,134,796		14,270,741	3,960,647

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.11	$14.17		$12.91		$9.57	$11.62
Class B Shares (a)	$13.91	$13.78		$12.76		$9.13	$11.18
Class C Shares (b)	$13.92	$13.77		$12.78		$9.19	$11.22
Class D Shares	$15.50	$—		$—		$—	$—
Class R Shares	$15.31 (c)	$13.93	(c)	$12.84	(c)	$9.29	$11.30	(c)
Institutional Service Class Shares	$—	$14.35		$12.95		$9.72	$11.74
Institutional Class Shares	$15.48	$14.24	(c)	$12.98		$9.75	$11.78	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent)
Class A Shares	$16.03	$15.03		$13.70		$10.15	$12.33
Class D Shares	$16.23	$—		$—		$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%		5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—		—		—	—

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	85

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
INVESTMENT INCOME:
Interest income	$112,246	$32,900	$—	$241,499	$46,346
Dividend income (net of foreign withholding tax of $125; $0; $0; $0; and $48,644; respectively)	245,241	301,173	434,846	961,173	800,948
Income from securities lending	3,155	—	—	10,936	32,210

Total Income	360,642	334,073	434,846	1,213,608	879,504

Expenses:
Investment advisory fees	318,579	109,349	239,221	1,353,017	424,069
Fund administration and transfer agent fees	50,557	18,418	45,385	267,594	73,699
Distribution fees Class A	17,660	15,404	26,716	255,444	95,379
Distribution fees Class B	33,261	8,915	12,108	56,475	6,307
Distribution fees Class C	7,260	27,712	84,241	359,117	21,227
Distribution fees Class R	4	7	9	3,717	7
Administrative servicing fees Class A	4,164	2,161	1,069	66,291	11,121
Administrative servicing fees Class R	1	1	5	1,305	2
Administrative servicing fees Institutional Service Class	—	6,803	38	9,359	5,197
Registration and filing fees	53,708	48,003	55,197	56,917	47,092
Printing fees	55,076	5,359	6,476	49,987	54,479
Trustee fees	1,379	471	785	5,313	1,488
Compliance program fees (Note 3)	621	114	495	2,485	711
Other	13,434	2,859	5,854	27,032	3,864

Total expenses before reimbursed expenses	555,704	245,576	477,599	2,514,053	744,642
Earnings credit (Note 5)	(1,854)	(194)	(439)	(1,715)	(1,309)
Expenses reimbursed	(27,262)	(22,019)	(9,303)	—	(25,742)
Expense reimbursed from investment adviser (Note 3)	—	—	—	(215,344)	—
Expenses voluntarily waived by administrator	(369)	(588)	(3,725)	(20,525)	(632)

Net Expenses	526,219	222,775	464,132	2,276,469	716,959

Net Investment Income (Loss)	(165,577)	111,298	(29,286)	(1,062,861)	162,545

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	3,902,595	1,704,055 *	3,438,259	(4,653,935)	6,837,493 *
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	90	181,986	2,451,843	5,090,644	2,846,773

Net realized/unrealized gains (losses) on investments and foreign currencies	3,902,685	1,886,041	5,890,102	436,709	9,684,266

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,737,108	$1,997,339	$5,860,816	$(626,152)	$9,846,811

*	Includes realized gain as a result of a redemption in kind.

See notes to financial statements.

86	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(165,577)	$(199,286)	$111,298	$90,008
Net realized gains (losses) on investment transactions	3,902,595	2,941,837	1,704,055 *	1,615,318
Net change in unrealized appreciation/depreciation on investments	90	2,204,404	181,986	(388,932)

Change in net assets resulting from operations	3,737,108	4,946,955	1,997,339	1,316,394

Distributions to Class A Shareholders from:
Net investment income	—	—	(89,653)	(24,752)
Net realized gains on investments	—	—	(593,298)	(106,882)

Distributions to Class B Shareholders from:
Net investment income	—	—	(9,305)	(1,131)
Net realized gains on investments	—	—	(83,541)	(25,551)

Distributions to Class C Shareholders from:
Net investment income	—	—	(31,669)	(3,506)
Net realized gains on investments	—	—	(261,388)	(25,053)

Distributions to Class R Shareholders from:
Net investment income	—	—	(20)	(7)
Net realized gain on investments	—	—	(144)	(70)

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(34,354)	(37,310)
Net realized gains on investments	—	—	(761,293)	(164,117)

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(22)	(10)
Net realized gains on investments	—	—	(130)	(62)

Change in net assets from shareholder distributions	—	—	(1,864,817)	(388,451)

Change in net assets from capital transactions	(5,402,832)	12,963,046	(2,681,354)	9,234,198

Change in net assets	(1,665,724)	17,910,001	(2,548,832)	10,162,141

Net Assets:
Beginning of period	37,938,171	20,028,170	14,800,718	4,638,577

End of period	$36,272,447	$37,938,171	$12,251,886	$14,800,718

Accumulated net investment income (loss) at end of period	$13,889	$2,390	$—	$22,283

*	Includes realized gain as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	87

Statements of Changes in Net Assets (Continued)

	Gartmore Small Cap Leaders Fund
	Year Ended October 31, 2006	Period Ended October 31, 2005 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(29,286)	$(35,833)
Net realized gains (losses) on investment transactions	3,438,259	263,061
Net change in unrealized appreciation/depreciation on investments	2,451,843	(42,575)

Change in net assets resulting from operations	5,860,816	184,653

Distributions to Class A Shareholders from:
Net investment income	(21,188)	—
Net realized gains on investments	(104,156)	—

Distributions to Class B Shareholders from:
Net investment income	(163)	—
Net realized gains on investments	(17,000)	—

Distributions to Class C Shareholders from:
Net investment income	(1,679)	—
Net realized gains on investments	(108,828)	—

Distributions to Class R Shareholders from:
Net investment income	(2)	—
Net realized gain on investments	(19)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(110)	—
Net realized gains on investments	(19)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(12,435)	—
Net realized gains on investments	(76,326)	—

Change in net assets from shareholder distributions	(341,925)	—

Change in net assets from capital transactions	18,793,035	15,857,122

Change in net assets	24,311,926	16,041,775

Net Assets:
Beginning of period	16,041,775	—

End of period	$40,353,701	$16,041,775

Accumulated net investment income (loss) at end of period	$—	$—

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

88	Annual Report 2006

\

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(1,062,861)	$(645,728)	$162,545	$(95,956)
Net realized gains (losses) on investment and foreign currency transactions	(4,653,935)	9,000,143	6,837,493 *	6,766,483
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,090,644	36,165	2,846,773	422,042

Change in net assets resulting from operations	(626,152)	8,390,580	9,846,811	7,092,569

Distributions to Class A Shareholders from:
Net investment income	—	—	(181,971)	(112,974)
Net realized gains on investments	(5,982,359)	—	—	—

Distributions to Class B Shareholders from:
Net investment income	—	—	(952)	(259)
Net realized gains on investments	(282,244)	—	—	—

Distributions to Class C Shareholders from:
Net investment income	—	—	(5,840)	(106)
Net realized gains on investments	(1,801,693)	—	—	—

Distributions to Class R Shareholders from:
Net investment income	—	—	(6)	(4)
Net realized gains on investments	(49,790)	—	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(88)	(6,902)
Net realized gains on investments	(549,932)	—	—	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(9)	(5)
From net realized gains on investments	(126,437)	—	—	—

Change in net assets from shareholder distributions	(8,792,455)	—	(188,866)	(120,250)

Change in net assets from capital transactions	29,282,374	71,491,013	(1,123,361)	(1,892,593)

Change in net assets	19,863,767	79,881,593	8,534,584	5,079,726

Net Assets:
Beginning of period	114,969,708	35,088,115	37,308,804	32,229,078

End of period	$134,833,475	$114,969,708	$45,843,388	$37,308,804

Accumulated net investment income (loss) at end of period	$—	$—	$—	$(601)

*	Includes realized gain as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	89

Statements of Changes in Net Assets (Continued)

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,497,796	$3,195,833	$3,153,293	$5,244,155
Dividends reinvested	—	—	601,984	128,717
Cost of shares redeemed (a)	(2,841,869)	(3,398,486)	(2,118,975)	(1,798,800)

	(344,073)	(202,653)	1,636,302	3,574,072

Class B Shares
Proceeds from shares issued	337,160	277,323	262,295	293,433
Dividends reinvested	—	—	68,334	26,402
Cost of shares redeemed (a)	(925,900)	(805,028)	(33,847)	(18,065)

	(588,740)	(527,705)	296,782	301,770

Class C Shares
Proceeds from shares issued	466,150	378,214	1,604,667	1,588,219
Dividends reinvested	—	—	159,202	25,378
Cost of shares redeemed (a)	(196,249)	(34,611)	(280,883)	(63,840)

	269,901	343,603	1,482,986	1,549,757

Class D Shares
Proceeds from shares issued	1,202,408	415,661	—	—
Cost of shares redeemed (a)	(2,943,110)	(2,066,348)	—	—

	(1,740,702)	(1,650,687)	—	—

Class R Shares
Proceeds from shares issued	200	—	150	175
Dividends reinvested	—	—	164	77
Cost of shares redeemed (a)	(201)	—	(150)	(176)

	(1)	—	164	76

Institutional Service Class Shares
Proceeds from shares issued	—	—	1,190,409	6,113,110
Dividends reinvested	—	—	795,647	201,427
Cost of shares redeemed (a)	—	—	(8,083,796)*	(2,506,086)

	—	—	(6,097,740)	3,808,451

Institutional Class Shares
Proceeds from shares issued	1,130	15,000,488	—	—
Dividends reinvested	—	—	152	72
Cost of shares redeemed (a)	(3,000,347)	—	—	—

	(2,999,217)	15,000,488	152	72

Change in net assets from capital transactions	$(5,402,832)	$12,963,046	$(2,681,354)	$9,234,198

*	Includes redemption as a result of a redemption in kind (Note 9).
(a)	Amount includes redemption fees, if any.

See notes to financial statements.

90	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	169,385	241,365	230,090	392,591
Reinvested	—	—	46,338	9,709
Redeemed	(192,937)	(260,452)	(155,673)	(136,107)

	(23,552)	(19,087)	120,755	266,193

Class B Shares
Issued	24,557	23,005	20,263	22,458
Reinvested	—	—	5,387	2,039
Redeemed	(67,919)	(66,500)	(2,597)	(1,347)

	(43,362)	(43,495)	23,053	23,150

Class C Shares
Issued	33,982	29,245	120,692	120,520
Reinvested	—	—	12,560	1,955
Redeemed	(14,453)	(2,691)	(21,652)	(4,999)

	19,529	26,554	111,600	117,476

Class D Shares
Issued	78,400	31,286	—	—
Redeemed	(192,959)	(157,226)	—	—

	(114,559)	(125,940)	—	—

Class R Shares
Issued	13	—	11	13
Reinvested	—	—	13	6
Redeemed	(13)	—	(11)	(13)

	—	—	13	6

Institutional Service Class Shares
Issued	—	—	86,427	460,372
Reinvested	—	—	61,249	15,158
Redeemed	—	—	(595,800)*	(186,564)

	—	—	(448,124)	288,966

Institutional Class Shares
Issued	—	1,158,301	—	—
Reinvested	—	—	12	5
Redeemed	(196,464)	—	—	—

	(196,464)	1,158,301	12	5

Total change in shares	(358,408)	996,333	(192,691)	695,796

*	Includes redemption as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	91

Statements of Changes in Net Assets (Continued)

	Gartmore Small Cap Leaders Fund
	Year Ended October 31, 2006	Period Ended October 31, 2005 (b)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,118,945	$5,807,632
Dividends reinvested	47,649	—
Cost of shares redeemed (a)	(2,463,851)	(431,184)

	13,702,743	5,376,448

Class B Shares
Proceeds from shares issued	681,666	902,719
Dividends reinvested	1,016	—
Cost of shares redeemed (a)	(45,757)	(28)

	636,925	902,691

Class C Shares
Proceeds from shares issued	5,861,792	5,709,006
Dividends reinvested	13,478	—
Cost of shares redeemed (a)	(1,613,208)	(133,766)

	4,262,062	5,575,240

Class R Shares
Proceeds from shares issued	4,551	1,000
Dividends reinvested	21	—
Cost of shares redeemed (a)	(153)	—

	4,419	1,000

Institutional Service Class Shares
Proceeds from shares issued	110,032	1,000
Dividends reinvested	129	—
Cost of shares redeemed (a)	(25,025)	—

	85,136	1,000

Institutional Class Shares
Proceeds from shares issued	14,758	4,000,743
Dividends reinvested	88,761	—
Cost of shares redeemed (a)	(1,769)	—

	101,750	4,000,743

Change in net assets from capital transactions	$18,793,035	$15,857,122

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

92	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Small Cap Leaders Fund
	Year Ended October 31, 2006	Period Ended October 31, 2005 (b)
SHARE TRANSACTIONS:
Class A Shares
Issued	1,326,177	583,595
Reinvested	4,407	—
Redeemed	(206,865)	(43,230)

	1,123,719	540,365

Class B Shares
Issued	54,954	88,601
Reinvested	97	—
Redeemed	(3,905)	(3)

	51,146	88,598

Class C Shares
Issued	484,961	577,052
Reinvested	1,281	—
Redeemed	(135,160)	(13,415)

	351,082	563,637

Class R Shares
Issued	399	100
Reinvested	2	—
Redeemed	(13)	—

	388	100

Institutional Service Class Shares
Issued	8,694	100
Reinvested	11	—
Redeemed	(2,135)	—

	6,570	100

Institutional Class Shares
Issued	843	400,000
Reinvested	8,248	—
Redeemed	—	—

	9,091	400,000

Total change in shares	1,541,996	1,592,800

(b)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	93

Statements of Changes in Net Assets (Continued)

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$75,133,005	$63,048,164	$7,478,247	$2,362,146
Dividends reinvested	4,334,360	—	161,605	109,050
Cost of shares redeemed (a)	(63,403,917)	(13,052,247)	(7,201,253)	(7,302,078)

	16,063,448	49,995,917	438,599	(4,830,882)

Class B Shares
Proceeds from shares issued	2,992,972	1,612,378	465,136	196,575
Dividends reinvested	196,011	—	550	252
Cost of shares redeemed (a)	(1,008,192)	(399,183)	(122,438)	(6,965)

	2,180,791	1,213,195	343,248	189,862

Class C Shares
Proceeds from shares issued	25,137,386	19,890,657	3,181,106	672,330
Dividends reinvested	809,025	—	2,483	93
Cost of shares redeemed (a)	(10,035,027)	(2,244,937)	(458,128)	(60,011)

	15,911,384	17,645,720	2,725,461	612,412

Class R Shares
Proceeds from shares issued	837,644	635,099	150	175
Dividends reinvested	81	—	6	4
Cost of shares redeemed (a)	(395,267)	(1,924)	(151)	(177)

	442,458	633,175	5	2

Institutional Service Class Shares
Proceeds from shares issued	1,993,334	3,648,636	2,774,186	3,594,305
Dividends reinvested	549,931	—	88	6,902
Cost of shares redeemed (a)	(10,890,417)	(3,041,751)	(7,404,957)*	(1,465,199)

	(8,347,152)	606,885	(4,630,683)	2,136,008

Institutional Class Shares
Proceeds from shares issued	3,788,762	1,610,464	—	—
Dividends reinvested	126,437	—	9	5
Cost of shares redeemed (a)	(883,754)	(214,343)	—	—

	3,031,445	1,396,121	9	5

Change in net assets from capital transactions	$29,282,374	$71,491,013	$(1,123,361)	$(1,892,593)

*	Includes redemption as a result of a redemption in kind (Note 9).
(a)	Amount includes redemption fees, if any.

See notes to financial statements.

94	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	7,438,195	6,578,117	715,404	273,057
Reinvested	432,140	—	15,454	13,170
Redeemed	(6,552,791)	(1,373,410)	(685,963)	(868,127)

	1,317,544	5,204,707	44,895	(581,900)

Class B Shares
Issued	308,750	174,768	45,706	22,463
Reinvested	20,354	—	55	31
Redeemed	(107,628)	(43,686)	(12,072)	(826)

	221,476	131,082	33,689	21,668

Class C Shares
Issued	2,557,616	2,118,509	307,345	78,996
Reinvested	83,491	—	246	11
Redeemed	(1,079,969)	(241,558)	(44,710)	(7,093)

	1,561,138	1,876,951	262,881	71,914

Class R Shares
Issued	85,659	65,689	14	22
Reinvested	8	—	1	1
Redeemed	(39,728)	(201)	(15)	(22)

	45,939	65,488	—	1

Institutional Service Class Shares
Issued	189,941	379,893	279,598	406,743
Reinvested	54,074	—	8	825
Redeemed	(1,043,535)	(322,362)	(693,392)*	(172,868)

	(799,520)	57,531	(413,786)	234,700

Institutional Class Shares
Issued	375,708	166,071	—	—
Reinvested	12,396	—	1	1
Redeemed	(88,077)	(21,381)	—	—

	300,027	144,690	1	1

Total change in shares	2,646,604	7,480,449	(72,320)	(253,616)

*	Includes redemption as a result of a redemption in kind (Note 9).

See notes to financial statements.

2006 Annual Report	95

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Leaders Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)	$8.50	(22.23%	)	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	$11.30	32.94%		$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%		$5,769	1.50%		(0.97%	)	1.98%		(1.44%	)	405.85%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%		$6,624	1.52%		(0.74%	)	1.82%		(1.03%	)	149.29%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%		$6,926	1.48%		(0.57%	)	1.54%		(0.64%	)	164.51%

Class B Shares
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)	$8.03	(22.79%	)	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	$10.61	32.13%		$3,663	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%		$3,324	2.20%		(1.66%	)	2.67%		(2.13%	)	405.85%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%		$3,387	2.22%		(1.43%	)	2.52%		(1.72%	)	149.29%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%		$3,096	2.17%		(1.25%	)	2.24%		(1.32%	)	164.51%

Class C Shares
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)	$8.04	(22.77%	)	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	$10.62	32.09%		$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%		$77	2.20%		(1.65%	)	2.69%		(2.14%	)	405.85%
Year Ended October 31, 2005 (h)	$10.75	(0.18)	2.18	2.00	$12.75	18.60%		$429	2.23%		(1.45%	)	2.46%		(1.69%	)	149.29%
Year Ended October 31, 2006	$12.75	(0.18)	1.35	1.17	$13.92	9.18%		$741	2.16%		(1.29%	)	2.23%		(1.35%	)	164.51%

Class D Shares
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)	$8.60	(22.03%	)	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	$11.47	33.37%		$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%		$10,857	1.20%		(0.66%	)	1.67%		(1.13%	)	405.85%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%		$11,232	1.22%		(0.43%	)	1.52%		(0.72%	)	149.29%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%		$10,614	1.17%		(0.26%	)	1.24%		(0.33%	)	164.51%

Class R Shares
Period Ended October 31, 2004 (f)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%	(d)	$1	1.72%	(e)	(1.16%	)(e)	2.09%	(e)	(1.53%	)(e)	405.85%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%		$1	1.60%		(0.83%	)	1.90%		(1.13%	)	149.29%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%		$1	1.53%		(0.63%	)	1.57%		(0.66%	)	164.51%

Institutional Class Shares
Period Ended October 31, 2004 (g)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%	(d)	$1	1.08%	(e)	(0.69%	)(e)	2.50%	(e)	(2.11%	)(e)	405.85%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%		$16,263	1.23%		(0.51%	)	1.43%		(0.71%	)	149.29%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%		$14,894	1.17%		(0.26%	)	1.24%		(0.33%	)	164.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(h)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

96	Annual Report 2006

\

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Leaders Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)	(0.01)	—	(0.01)	$9.46	(5.34%	)(f)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	)(g)	60.54%
Year Ended October 31, 2003	$9.46	—	1.98	1.98	(0.04)	—	(0.04)	$11.40	20.97%		$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	—	—	—	$12.54	10.00%		$1,445	1.47%		(0.31%	)	2.61%		(1.46%	)	230.95%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%		$5,309	1.51%		0.94%		1.80%		0.65%		522.67%
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)	(1.49)	(1.69)	$14.17	15.16%		$7,117	1.56%		0.72%		1.75%		0.52%		599.86%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	—	—	—	$9.40	(6.00%	)(f)	$317	2.20%	(g)	(0.58%	)(g)	5.78%	(g)	(4.16%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	—	(0.01)	$11.27	20.08%		$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	—	—	—	$12.32	9.32%		$410	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%		$769	2.20%		0.32%		2.55%		(0.04%	)	522.67%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)	(1.49)	(1.64)	$13.78	14.35%		$1,096	2.27%		(0.06%	)	2.47%		(0.27%	)	599.86%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	—	—	—	$9.40	(6.00%	)(f)	$243	2.21%	(g)	(0.60%	)(g)	5.80%	(g)	(4.19%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	—	(0.01)	$11.27	20.08%		$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	—	—	—	$12.31	9.32%		$404	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%		$2,046	2.20%		0.40%		2.43%		0.18%		522.67%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)	(1.49)	(1.65)	$13.77	14.32%		$3,606	2.27%		(0.06%	)	2.47%		(0.27%	)	599.86%

Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30	—	—	—	$11.28	2.73%	(f)	$1	1.80%	(g)	(1.11%	)(g)	1.90%	(g)	(1.21%	)(g)	196.86%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	—	—	—	$12.37	9.66%		$1	1.81%		(0.69%	)	2.91%		(1.79%	)	230.95%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%		$1	1.45%		1.04%		1.79%		0.70%		522.67%
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)	(1.49)	(1.68)	$13.93	14.87%		$2	1.80%		0.50%		2.02%		0.28%		599.86%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)	(0.01)	—	(0.01)	$9.47	(5.23%	)(f)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	)(g)	60.54%
Year Ended October 31, 2003	$9.47	—	1.99	1.99	(0.04)	—	(0.04)	$11.42	21.10%		$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	—	—	—	$12.57	10.07%		$2,377	1.41%		(0.27%	)	2.56%		(1.42%	)	230.95%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%		$6,674	1.43%		0.98%		1.75%		0.66%		522.67%
Year Ended October 31, 2006 (j)	$13.96	0.31	1.66	1.97	(0.09)	(1.49)	(1.58)	$14.35	15.27%		$431	1.44%		2.27%		1.54%		2.18%		599.86%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36	—	—	—	$12.58	2.95%	(f)	$1	1.12%	(g)	(0.17%	)(g)	2.44%	(g)	(1.50%	)(g)	230.95%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%		$1	1.20%		1.23%		1.77%		0.72%		522.67%
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)	(1.49)	(1.72)	$14.24	15.60%		$1	1.22%		1.08%		1.41%		0.89%		599.86%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Annual Report	97

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Leaders Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	0.09	0.08	—	—	—	$10.08	0.80%	(e)	$5,449	1.80%	(f)	(0.20%	)(f)	2.36%	(f)	(0.76%	)(f)	372.55%
Year Ended October 31, 2006	$10.08	—	3.04	3.04	(0.02)	(0.19)	(0.21)	$12.91	30.65%		$21,484	1.61%		(0.05%	)	1.66%		(0.10%	)	440.62%

Class B Shares
Period Ended October 31, 2005 (d)	$10.00	(0.02)	0.05	0.03	—	—	—	$10.03	0.30%	(e)	$888	2.49%	(f)	(0.88%	)(f)	3.00%	(f)	(1.39%	)(f)	372.55%
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	— (g)	(0.19)	(0.19)	$12.76	29.55%		$1,783	2.35%		(0.50%	)	2.40%		(0.55%	)	440.62%

Class C Shares
Period Ended October 31, 2005 (d)	$10.00	(0.04)	0.08	0.04	—	—	—	$10.04	0.40%	(e)	$5,657	2.49%	(f)	(0.90%	)(f)	3.04%	(f)	(1.45%	)(f)	372.55%
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	— (g)	(0.19)	(0.19)	$12.78	29.63%		$11,686	2.35%		(0.57%	)	2.40%		(0.63%	)	440.62%

Class R Shares
Period Ended October 31, 2005 (d)	$10.00	(0.06)	0.11	0.05	—	—	—	$10.05	0.50%	(e)	$1	2.26%	(f)	(0.74%	)(f)	3.03%	(f)	(1.51%	)(f)	372.55%
Year Ended October 31, 2006	$10.05	— (g)	3.00	3.00	(0.02)	(0.19)	(0.21)	$12.84	30.32%		$6	1.95%		(0.46%	)	1.99%		(0.50%	)	440.62%

Institutional Service Class Shares
Period Ended October 31, 2005 (d)	$10.00	—	0.10	0.10	—	—	—	$10.10	1.00%	(e)	$1	1.57%	(f)	(0.04%	)(f)	2.21%	(f)	(0.69%	)(f)	372.55%
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)	(0.19)	(0.22)	$12.95	30.83%		$86	1.50%		(0.56%	)	1.54%		(0.60%	)	440.62%

Institutional Class Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	0.12	0.11	—	—	—	$10.11	1.10%	(e)	$4,045	1.49%	(f)	0.05%	(f)	2.29%	(f)	(0.89%	)(f)	372.55%
Year Ended October 31, 2006	$10.11	0.07	3.02	3.09	(0.03)	(0.19)	(0.22)	$12.98	31.03%		$5,308	1.35%		0.62%		1.40%		0.57%		440.62%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

98	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)	—	—	$5.49	(8.80%	)	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73	—	—	$8.22	49.73%		$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	—	—	$8.49	3.28%		$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	—	—	$9.96	17.31%		$76,762	1.56%		(0.89%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$9.57	1.77%	(k)	$86,364	1.46%	(j)	(0.52%	)(j)	1.48%	(j)	(0.54%	)(j)	389.34%

Class B Shares
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)	—	—	$5.40	(9.40%	)	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (d)	$5.40	(0.11)	2.74	2.63	—	—	$8.03	48.70%		$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	—	—	$8.24	2.62%		$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	—	—	$9.59	16.38%		$4,253	2.24%		(1.53%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.13	1.18%	(k)	$6,072	2.15%	(j)	(1.24%	)(j)	2.18%	(j)	(1.27%	)(j)	389.34%

Class C Shares
Year Ended October 31, 2002 (d)	$6.00	(0.12)	(0.44)	(0.56)	—	—	$5.44	(9.33%	)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (d)	$5.44	(0.13)	2.77	2.64	—	—	$8.08	48.53%		$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	—	—	$8.29	2.60%		$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	—	—	$9.65	16.41%		$22,774	2.22%		(1.56%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.19	1.18%	(k)	$36,040	2.15%	(j)	(1.23%	)(j)	2.18%	(j)	(1.25%	)(j)	389.34%

Class R Shares
Period Ended October 31, 2003 (e)	$7.49	(0.01)	0.56	0.55	—	—	$8.04	7.34%	(f)	$1	1.90%	(g)	(1.64%	)(g)	2.00%	(g)	(1.74%	)(g)	637.45%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	—	—	$8.27	2.86%		$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Year Ended October 31, 2005	$8.27	—	1.44	1.44	—	—	$9.71	17.41%		$637	1.54%		(0.93%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$9.29	1.60%	(k)	$1,037	1.70%	(j)	(0.79%	)(j)	1.72%	(j)	(0.80%	)(j)	389.34%

Institutional Service Class Shares
Year Ended October 31, 2002 (d)	$6.06	(0.06)	(0.46)	(0.52)	—	—	$5.54	(8.58%	)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77	—	—	$8.31	50.00%		$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	—	—	$8.59	3.37%		$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	—	—	$10.08	17.35%		$8,806	1.48%		(0.77%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24	(0.60)	(0.60)	$9.72	1.95%	(k)	$719	1.30%	(j)	(0.11%	)(j)	1.33%	(j)	(0.14%	)(j)	389.34%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$8.62	(0.02)	(0.01)	(0.03)	—	—	$8.59	(0.35%	)(f)	$234	1.30%	(g)	(0.83%	)(g)	1.54%	(g)	(1.07%	)(g)	510.91%
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	—	—	$10.11	17.69%		$1,737	1.23%		(0.55%	)	(i	)	(i	)	442.04%
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$9.75	2.16%	(k)	$4,601	1.17%	(j)	(0.29%	)(j)	1.19%	(j)	(0.31%	)(j)	389.34%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions in this period.
(j)	Excludes reimbursement from the Investment Adviser (See Note 3).
(k)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11% (See Note 3).

See notes to financial statements.

2006 Annual Report	99

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Worldwide Leaders Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$6.26	—	(0.76)	(0.76)	—	—	$5.50	(12.14%	)	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51	—	—	$7.01	27.45%		$34,889	1.67%		(0.47%	)	(i	)	(i	)	689.06%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	—	—	$7.52	7.28%		$30,707	1.70%		0.53%		1.85%		0.38%		495.62%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	(0.03)	$9.25	23.44%		$32,404	1.69%		(0.26%	)	1.94%		(0.50%	)	352.57%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	(0.05)	$11.62	26.22%		$41,219	1.62%		0.42%		1.68%		0.36%		298.51%

Class B Shares
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)	—	—	$5.41	(12.74%	)	$936	2.39%		(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (d)	$5.41	(0.04)	1.48	1.44	—	—	$6.85	26.62%		$96	2.39%		(0.72%	)	(i	)	(i	)	689.06%
Year Ended October 31, 2004	$6.85	—	0.45	0.45	—	—	$7.30	6.57%		$122	2.40%		(0.13%	)	2.57%		(0.30%	)	495.62%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	(0.02)	$8.94	22.70%		$343	2.41%		(0.94%	)	2.64%		(1.18%	)	352.57%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	(0.01)	$11.18	25.22%		$806	2.33%		(0.24%	)	2.40%		(0.31%	)	298.51%

Class C Shares
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)	—	—	$5.44	(12.68%	)	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45	—	—	$6.89	26.65%		$19	2.38%		(0.84%	)	(i	)	(i	)	689.06%
Year Ended October 31, 2004	$6.89	—	0.44	0.44	—	—	$7.33	6.39%		$25	2.40%		(0.08%	)	2.57%		(0.25%	)	495.62%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	(0.02)	$8.97	22.81%		$676	2.41%		(0.90%	)	2.65%		(1.15%	)	352.57%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	(0.02)	$11.22	25.19%		$3,795	2.32%		(0.26%	)	2.40%		(0.33%	)	298.51%

Class R Shares
Period Ended October 31, 2003 (g)	$6.55	(0.01)	0.32	0.31	—	—	$6.86	4.73%	(e)	$1	1.87%	(f)	(1.05%	)(f)	1.97%	(f)	(1.15%	)(f)	689.06%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	—	—	$7.33	7.00%		$1	1.96%		0.28%		2.12%		0.12%		495.62%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	(0.03)	$9.02	23.33%		$1	1.75%		(0.33%	)	1.75%		(0.34%	)	352.57%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	(0.04)	$11.30	25.78%		$2	1.92%		0.11%		1.98%		0.06%		298.51%

Institutional Service Class Shares
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)	—	—	$5.54	(11.92%	)	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$5.54	—	1.54	1.54	—	—	$7.08	27.80%		$1,400	1.46%		0.12%		(i	)	(i	)	689.06%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	—	—	$7.60	7.34%		$1,373	1.65%		0.61%		1.80%		0.46%		495.62%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	(0.03)	$9.35	23.48%		$3,883	1.64%		(0.15%	)	1.89%		(0.40%	)	352.57%
Year Ended October 31, 2006 (d)	$9.35	0.02	2.42	2.44	(0.05)	(0.05)	$11.74	26.17%		$20	1.65%		0.15%		1.70%		0.11%		298.51%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$7.23	0.02	0.35	0.37	—	—	$7.60	5.12%	(e)	$1	1.40%	(f)	0.72%	(f)	1.70%	(f)	0.42%	(f)	495.62%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	(0.04)	$9.37	23.81%		$1	1.40%		0.04%		1.73%		(0.32%	)	352.57%
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	(0.06)	$11.78	26.49%		$2	1.32%		0.72%		1.42%		0.62%		298.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	There were no fee reductions in this period.

See notes to financial statements.

100	Annual Report 2006

Gartmore China Opportunities Fund

Effective June 12, 2006, Charlie Awdry, CFA became portfolio manager of the Fund, and is responsible for its day-to-day management, including selection of the Fund’s investments. Mr. Awdry has assisted in the management of the Fund since its inception in June 2004.

For the annual period ended Oct. 31, 2006, the Gartmore China Opportunities Fund (Class A at NAV) returned 53.19% versus 36.66% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 40 funds as of Oct. 31, 2006) was 45.51%.

Chinese equities, as measured by the MSCI Zhong Hua Index, outperformed versus the emerging markets asset class as represented by the MSCI Emerging Markets Index as a whole during the reporting period (in U.S. dollar terms). China’s gross domestic product rose by 9.9% in 2005 and continued at a strong pace in 2006 with an estimate of 10.1% dispelling the widely held belief that the Chinese government would overreact in reining in economic growth. Even the surprise interest rate hike by the Chinese authorities in April—the first time in 18 months that the People’s Bank of China had altered interest rates—failed to derail the market rally.

The consumer staples sector had the most positive impact on Fund performance during the reporting period, closely followed by materials. The core of our investment strategy was to focus on consumer-related stocks, because we felt that increasing urbanization and rising wages would stimulate higher levels of domestic consumption. This strategy paid dividends, because our overweight positions in the likes of Hengan International Group Co., the largest domestic producer of facial tissues and diapers, benefited from rising spending among Chinese consumers. Rising commodity prices and strong demand for raw materials promoted strong returns in mining stocks; our overweight positions in Sinochem Hong Kong Holdings Ltd. and Lingbao Gold Co. Ltd. were among the top-performing positions in the Fund.

The top performer at the stock level was an off-Index holding in medical equipment maker Shandong Weigao Group, which has exhibited strong growth since 2001 on the back of market share gain and accelerating local demand. The share price rallied strongly throughout the early months of 2006 after the firm announced a 53% jump in fiscal-year 2005 profits, which was the result of stronger-than-expected topline growth and prompted a raft of analyst upgrades.

Fund performance was dented somewhat by holdings in the information technology and telecommunications sectors. The Fund’s overweights in chip stocks Solomon Systech Ltd. and Advanced Semiconductor Manufacturing Corp. of Shanghai generated negative returns against a background of poor performance in the semiconductor space, with companies hurt by stiff price competition. An underweight allocation to China Mobile also generated negative returns during the reporting period, although we began building up our position in the latter months of the period. The biggest laggard was an overweight in lottery operator China LotSynergy Holdings Ltd., which suffered from a sharp bout of profit-taking after the stock price became overinflated.

The positioning of the Fund continues to reflect our key strategic theme: that of rising domestic consumption fueled by a combination of government measures to stimulate the domestic economy, increasing urbanization and rising income levels. We are encouraged by the pace of economic reform across many areas of the Chinese economy, from agriculture—where farmers are being taxed less and encouraged to invest by receiving private property rights on their land—to industry, where the Chinese are opening up and beginning to face international competition, which spurs them to be far more competitive and efficient operators.

Overall, we remain very positive in our outlook for China, encouraged by a much more sustainable growth picture, and we see the government’s measures as largely pre-emptive and focusing on growth.

Portfolio Manager:

Gartmore Global Partners—Charlie Awdry, CFA

2006 Annual Report	101

Fund Performance	Gartmore China Opportunities Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	53.19%	28.16%
	w/SC3	44.34%	24.95%
Class B	w/o SC2	52.07%	27.24%
	w/SC4	47.07%	26.31%
Class C	w/o SC2	52.11%	27.20%
	w/SC5	51.11%	27.20%
Class R6		52.68%	27.75%
Institutional Service Class[6]		53.57%	28.39%
Institutional Class[6]		53.57%	28.51%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one- third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

102	Annual Report 2006

Shareholder Expense Example	Gartmore China Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

China Opportunities Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,052	$10.19	1.97%
	Hypothetical	[1]	$1,000	$1,015	$10.06	1.97%
Class B	Actual		$1,000	$1,047	$13.93	2.70%
	Hypothetical	[1]	$1,000	$1,011	$13.78	2.70%
Class C	Actual		$1,000	$1,048	$13.99	2.71%
	Hypothetical	[1]	$1,000	$1,011	$13.83	2.71%
Class R	Actual		$1,000	$1,049	$11.93	2.31%
	Hypothetical	[1]	$1,000	$1,013	$11.79	2.31%
Institutional Service Class	Actual		$1,000	$1,052	$8.90	1.72%
	Hypothetical	[1]	$1,000	$1,016	$8.78	1.72%
Institutional Class	Actual		$1,000	$1,053	$8.85	1.71%
	Hypothetical	[1]	$1,000	$1,016	$8.73	1.71%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	103

Portfolio Summary	Gartmore China Opportunities Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	95.8%
Mutual Funds	2.2%
Repurchase Agreements	0.7%
Participation Notes	0.4%
Other assets in excess of liabilities	0.9%

100.0%

Top Countries
Hong Kong	75.0%
China	19.2%
Singapore	1.7%
Malaysia	1.4%
United Kingdom	1.1%
Other Assets	1.6%

100.0%

Top Industries
Real Estate	12.6%
Medical Products	7.9%
Transportation	6.7%
Oil & Gas	6.5%
Food	5.3%
Apparel	5.1%
Insurance	4.9%
Paper Products	4.5%
Retail	4.2%
Telecommunications	3.9%
Other Assets	38.4%

100.0%

Top Holdings*
China Life Insurance Co. Ltd.	3.3%
China Mobile Ltd.	3.0%
China Mengniu Dairy Co.	2.6%
Vision Grande Group Holdings Ltd.	2.3%
PetroChina Co. Ltd.	2.3%
Esprit Holdings Ltd.	2.3%
Pacific Basin Shipping Ltd.	2.2%
Nine Dragons Paper Holdings Ltd.	2.2%
iShares Asia Trust	2.2%
China Medical, Inc. ADR	2.2%
Other Assets	75.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

104	Annual Report 2006

Gartmore China Opportunities Fund

Common Stocks (95.8%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

CHINA (18.8%)
Banks (0.5%)
Industrial & Commercial Bank of China (b)	329,000	$147,224

Building & Construction (3.1%)
Anhui Conch Cement Co. Ltd. (c)	180,000	398,435
Zhejiang Expressway Co. Ltd. (c)	802,000	541,811

		940,246

Coal (2.1%)
China Shenhua Energy Co. (c)	354,500	621,995

Medical Products (3.1%)
China Medical, Inc. ADR (b)	25,500	647,700
Mindray Medical International Ltd. ADR (b)	16,000	289,600

		937,300

Oil & Gas (5.1%)
China Oilfield Servies Ltd. (c)	982,000	550,608
PetroChina Co. Ltd. (c)	630,000	695,287
PetroChina Co. Ltd. ADR	2,400	264,936

		1,510,831

Real Estate (3.4%)
Guangzhou R&F Properties Co. Ltd. (c)	288,000	469,105
Shui on Land Ltd. (b)	734,000	566,307

		1,035,412

Retail (1.5%)
Wumart Stores, Inc. (b) (c)	492,000	458,239

		5,651,247

HONG KONG (72.8%)
Apparel (5.1%)
China Ting Group Holdings Ltd. (c)	1,850,000	427,664
LI Ning Co. Ltd. (c)	442,000	522,092
Prime Success International Group Ltd. (c)	720,000	589,456

		1,539,212

Auto Parts & Equipment (2.6%)
Dongfeng Motor Corp. (b) (c)	998,000	445,691
Minth Group Ltd. (c)	462,000	326,088

		771,779

Banks (1.4%)
CITIC International Financial Holdings Ltd. (c)	608,000	407,437

	Shares or Principal Amount	Value

HONG KONG (continued)
Chemicals (3.8%)
Kingboard Chemical Holdings Ltd. (c)	147,000	$521,682
Sinochem Hong Kong Holdings Ltd. (c)	1,814,000	630,964

		1,152,646

Consumer Products (2.3%)
Esprit Holdings Ltd. (c)	70,500	682,137

Diversified Operations (1.8%)
Melco International Development Ltd. (c)	219,000	535,578

Electric (3.5%)
China Resources Power Holdings Co. Ltd. (c)	410,000	510,546
Huaneng Power International, Inc. (c)	694,000	545,070

		1,055,616

Food (5.3%)
China Mengniu Dairy Co. (c)	425,000	771,925
China Yurun Food Group Ltd. (c)	540,000	471,363
COFCO International Ltd. (c)	386,000	342,898

		1,586,186

Food & Tobacco (2.1%)
Huabao International Holdings Ltd. (b) (c)	1,390,000	620,225

Hotels, Restaurants & Leisure (2.0%)
Regal Hotels International Holdings Ltd. (c)	6,292,000	614,120

Insurance (4.9%)
China Life Insurance Co. Ltd. (c)	472,000	995,436
Ping AN Insurance (Group) Co. of China Ltd. (c)	137,500	477,052

		1,472,488

Manufacturing (1.1%)
GST Holdings Ltd. (c)	894,000	344,492

Medical Products (4.8%)
China Shineway Pharmaceutical Group Ltd. (c)	446,000	275,284
Hengan International Group Co. Ltd. (c)	244,000	586,330
Shandong Weigao Group Medical Polymer Co. Ltd.	752,000	568,591

		1,430,205

2006 Annual Report	105

Statement of Investments (Continued)

October 31, 2006

Gartmore China Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

HONG KONG (continued)
Metal Frames (0.0%)
Moulin Global Eyecare Holdings Ltd. (b) (c)	272,000	$0

Motion Pictures & Services (0.2%)
Richie Multi — Media Holdings Ltd. (b)	3,170,000	62,367

Oil & Gas (1.4%)
Xinao Gas Holdings Ltd. (c)	428,000	430,785

Paper Products (4.5%)
Nine Dragons Paper Holdings Ltd. (c)	514,000	652,357
Vision Grande Group Holdings Ltd. (c)	822,000	705,780

		1,358,137

Real Estate (9.0%)
Cheung Kong (Holdings) Ltd. (c)	58,000	630,260
Chinese Estates Holdings Ltd. (c)	414,568	497,058
Hysan Development Co. (c)	200,963	505,792
New World Development Co. Ltd. (c)	286,000	488,756
Shun Tak Holdings Ltd. (c)	466,000	614,868

		2,736,734

Retail (2.7%)
Lifestyle International Holdings Ltd. (c)	273,500	529,935
Sa Sa International Holdings Ltd. (c)	772,000	273,838

		803,773

Semiconductors (0.9%)
Advanced Semiconductor Manufacturing Corp. (b) (c)	1,752,000	265,368

Steel (1.5%)
Maanshan Iron & Steel Co., Class H (c)	1,172,000	464,903

Telecommunications (3.9%)
China Mobile Ltd. (c)	110,500	897,756
China Mobile Ltd. ADR	6,746	275,102

		1,172,858

Transportation (6.7%)
Cosco Pacific Ltd. (c)	288,000	594,370

	Shares or Principal Amount	Value

HONG KONG (continued)
Transportation (continued)
Hainan Meilan International Airport Co. Ltd. (b) (c)	320,000	$141,826
Pacific Basin Shipping Ltd. (c)	1,034,000	664,589
Xiamen International Port Co. Ltd. (b) (c)	2,592,000	602,473

		2,003,258

Water & Sewer (1.3%)
China Water Affairs Group Ltd. (b) (c)	1,290,000	380,516

		21,890,820

MALAYSIA (1.4%)
Investment Companies (1.4%)
Lion Diversified Holdings Berhad (c)	282,700	406,106

SINGAPORE (1.7%)
Education (1.7%)
Raffles Education Corp. Ltd. (c)	290,000	495,957

UNITED KINGDOM (1.1%)
Building Products (1.1%)
Prosperity Minerals Holdings Ltd. (b)	157,594	336,649

Total Common Stocks		28,780,779

Mutual Funds (2.2%)
HONG KONG (2.2%)
iShares Asia Trust (b) (c)	73,200	649,371

Total Mutual Funds		649,371

Participation Notes (0.4%)
CHINA (0.4%)
Manufacturing (0.4%)
Sany Heavy Industry Co. Ltd., 0.00%, 10/27/09 (b) (c)	54,400	131,648

Total Participation Notes		131,648

106	Annual Report 2006

Repurchase Agreements (0.7%)

	Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $107,895, collateralized by U.S. Government Agency Mortgages with a market value of $110,039	$107,880	$107,880
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $103,017, collateralized by U.S. Government Agency Mortgages with a market value of $105,062	103,002	103,002

Total Repurchase Agreements		210,882

Total Investments (Cost $25,931,898) (a) — 99.1%		29,772,680

Other assets in excess of liabilities — 0.9%		275,095

NET ASSETS — 100.0%		$30,047,775

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.
ADR	American Depository Receipt

See notes to financial statements.

2006 Annual Report	107

Gartmore Emerging Markets Fund

Effective June 26, 2006, Christopher Palmer, CFA became portfolio manager of the Fund, and is responsible for its day-to-day management, including selection of the Fund’s investments.

For the annual period ended Oct. 31, 2006, the Gartmore Emerging Markets Fund (Class A at NAV) returned 32.89% versus 35.42% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 210 funds as of Oct. 31, 2006) was 34.70%.

Throughout late 2005 and early 2006, emerging equity markets outperformed on the global stage, underpinned by robust global growth and rising commodity prices. In a system awash with liquidity, investors found the potential returns in the emerging-market universe attractive relative to those offered by developed markets. Oil price inflation and rising U.S. interest rates constituted a lurking source of concern, which spilled over into May when emerging equities fell sharply amid a global stock market sell-off. The drop was triggered by, among other factors, higher-than-expected U.S. inflation and a depreciating U.S. dollar, raising the prospect of higher interest rates and a slowdown in global growth. For the remainder of the reporting period, emerging markets recovered broadly in line with developed markets, benefiting from the Federal Reserve Board’s decision in August to leave interest rates on hold, as well as growing hopes among investors that U.S. economic growth would moderate gradually rather than experience a sharp slowdown. The reaction to economic conditions varied among regions and countries. For example, Asia-Pacific markets, many of which are dependent on oil imports, benefited from a sharp decline in oil prices from August on. By contrast, falling oil and commodity prices had a negative impact on Russia and other countries that are major exporters of such resources.

Disappointing stock selection in the consumer staples sector hindered performance, principally due to the inclusion of overweights in South Korean beverage firm Hite Brewery Co. Ltd. and Russian convenience store operator X5 Retail Group (formerly Pyaterochka Holding N.V.). Hite Brewery was undermined by poor first-quarter results and by the decision of Carlsberg A/S to sell its 25% stake in the brewery. X5 Retail fell after the firm announced surprisingly disappointing sales growth numbers.

At the country level, our selection of stocks in Taiwan scored negatively. Taiwan’s technology-heavy market underperformed as the information technology sector lagged throughout much of the reporting period, with investors concerned about pricing power. Against that backdrop, the Fund’s overweight positions in Asustek Computer Inc. and Nan Ya Printed Circuit Board Corp., Ltd. were negative for returns. An overweight by the Fund in Inventec Appliances Corp. also registered among the bottom performers; the company, which is one of Apple Computer, Inc.’s key suppliers, was downgraded after Apple announced decreased iPod sales forecasts.

The biggest boost to Fund performance came from the materials sector, where our selection of stocks added considerable value to the Fund. Among the top-performing positions in the Fund’s portfolio were overweights in The India Cements Ltd., Korea Zinc Co., Ltd. and Brazilian mining firm Usinas Siderúrgicas de Minas Gerais S.A. (Usiminas). Stock selection by the Fund was notably strong in Brazil, where—in addition to Usiminas—Fund performance was enhanced by overweight positions in retailer Lojas Renner S.A. and life insurance company Porto Seguro, which benefited from the environment of declining interest rates and their positive implications for domestic consumer spending.

Looking ahead, we believe that the outlook for the emerging-markets asset class remains positive for the long term. We believe that certain emerging equity markets should be supported by the prospects of healthy economic growth as well as by continuing improvements in the regulatory environment and relatively attractive valuations. The pace of U.S. economic growth and the direction of interest rates, however, are likely to be key factors influencing markets in our Fund’s investment universe in the short term, as are the pace and direction of changes in the oil price. We continue to allocate overweights to Brazil, Mexico, and China, encouraged by the robust economic background and government policy measures implemented across all three countries.

Portfolio Manager:

Gartmore Global Partners—Christopher Palmer, CFA

108	Annual Report 2006

Fund Performance	Gartmore Emerging Markets Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	32.89%	28.93%	13.07%
	w/SC3	25.25%	27.43%	11.99%
Class B	w/o SC2	31.97%	28.08%	12.33%
	w/SC4	26.97%	27.93%	12.33%
Class C5	w/o SC2	31.92%	28.07%	12.56%
	w/SC6	30.92%	28.07%	12.56%
Class R7,9		32.65%	28.46%	12.60%
Institutional Service Class[9]		33.25%	29.34%	13.47%
Institutional Class[8,9]		33.32%	29.35%	13.48%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	109

Shareholder Expense Example	Gartmore Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Emerging Markets Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$963.00	$8.31	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.53	$8.57	1.68%
Class B	Actual		$1,000.00	$960.10	$11.36	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.41	$11.74	2.30%
Class C	Actual		$1,000.00	$959.70	$11.36	2.30%
	Hypothetical	[1]	$1,000.00	$1,013.41	$11.74	2.30%
Class R	Actual		$1,000.00	$962.10	$9.20	1.86%
	Hypothetical	[1]	$1,000.00	$1,015.62	$9.49	1.86%
Institutional Service Class	Actual		$1,000.00	$965.00	$6.69	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.19	$6.89	1.35%
Institutional Class	Actual		$1,000.00	$965.50	$6.39	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.50	$6.58	1.29%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

110	Annual Report 2006

Portfolio Summary	Gartmore Emerging Markets Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.3%
Participation Notes	7.1%
Rights	0.0%
Other assets in excess of liabilities	0.6%

100.0%

Top Countries
Korea	14.9%
Brazil	13.4%
Hong Kong	11.3%
Russia	10.3%
Taiwan	10.2%
India	7.8%
Mexico	7.4%
South Africa	5.8%
China	2.9%
Indonesia	2.8%
Other Assets	13.2%

100.0%

Top Industries
Telecommunications	14.3%
Banking	12.6%
Oil & Gas	11.6%
Mining	6.3%
Electronics	5.2%
Retail	5.1%
Financial Services	4.2%
Steel	3.8%
Semiconductors	3.2%
Electric	3.0%
Other Assets	30.7%

100.0%

Top Holdings*
Petroleo Brasileiro SA ADR	3.3%
OAO Gazprom GDR	3.1%
Bharti Airtel Ltd., 0.00%, 04/27/07	2.7%
Samsung Electronics Co. Ltd.	2.7%
America Movil SA de CV ADR	2.5%
China Mobile Ltd.	2.5%
Companhia Vale do Rio Doce, Class A	2.3%
Shimao Property Holdings Ltd.	2.1%
Korea Zinc Co.	1.9%
Lojas Renner SA	1.8%
Other Assets	75.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	111

Statement of Investments

October 31, 2006

Gartmore Emerging Markets Fund

Common Stocks (92.3%)

	Shares or Principal Amount	Value

ARGENTINA (1.1%)
Steel (1.1%)
Tenaris SA ADR	16,800	$648,312

BRAZIL (13.4%)
Banking (2.3%)
Banco Bradesco SA (c) (d)	21,600	767,832
Unibanco Holdings GDR	8,700	685,125

		1,452,957

Food & Beverage (1.0%)
CIA Brasileira BEB	1,387,700	609,408

Insurance (0.9%)
Porto Seguro SA	25,400	575,520

Mining (2.3%)
Companhia Vale do Rio Doce, Class A	64,760	1,395,948

Oil & Gas (3.2%)
Petroleo Brasileiro SA ADR	21,400	1,899,463
Petroleo Brasileiro SA ADR (c)	1,400	113,344

		2,012,807

Retail (1.8%)
Lojas Renner SA	90,100	1,127,671

Steel (0.8%)
Usinas Siderurgicas de Minas Gerais SA	14,800	503,359

Telecommunications (1.1%)
Tim Participacoes SA ADR	19,900	668,640

		8,346,310

CHINA (2.9%)
Banking (0.5%)
Industrial & Commercial Bank of China (b)	702,000	314,138

Construction Materials (1.0%)
Anhui Conch Cement Co. Ltd. (d)	282,200	624,658

Oil & Gas (1.4%)
PetroChina Co. Ltd. (d)	777,800	858,403

		1,797,199

CZECH REPUBLIC (1.5%)
Electric (1.5%)
CEZ AS (d)	22,800	902,437

	Shares or Principal Amount	Value

EGYPT (1.2%)
Telecommunications (1.2%)
Orascom Telecom Holding SAE GDR (d)	12,900	$723,951

HONG KONG (11.3%)
Electric Utility (0.7%)
China Resources Power Holdings Co. Ltd. (d)	336,000	418,399

Equipment Leasing (0.9%)
Cosco Pacific Ltd. (d)	257,000	530,393

Food & Beverage (0.7%)
China Resources Enterprise Ltd. (d)	183,200	423,842

Insurance (1.4%)
China Life Insurance Co. Ltd. (d)	411,700	868,265

Oil & Gas (2.1%)
China Petroleum (d)	1,437,600	997,080
CNPC Hong Kong Ltd. (d)	564,200	282,286

		1,279,366

Real Estate (2.1%)
Shimao Property Holdings Ltd. (b)	954,000	1,285,625

Telecommunications (2.4%)
China Mobile Ltd. (d)	188,400	1,530,655

Transportation (1.0%)
Pacific Basin Shipping Ltd. (d)	972,400	624,996

		6,961,541

INDIA (1.4%)
Software & Computer Services (1.4%)
Satyam Computer Services Ltd. ADR	38,600	853,446

INDONESIA (2.8%)
Automobile (1.2%)
PT Astra International, Inc. (d)	504,000	738,820

Banking (1.0%)
PT Bank Internasional Indonesia (d)	27,504,900	615,449

Telecommunications (0.6%)
PT Telekomunikasi Indonesia (d)	380,987	349,160

		1,703,429

112	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

ISRAEL (1.0%)
Banking (1.0%)
Bank Leumi Le-Israel (d)	145,800	$604,614

KAZAKHSTAN (1.0%)
Mining (1.0%)
KazakhGold Group Ltd. (b)	24,824	592,797

KOREA (14.9%)
Banking (2.7%)
Industrial Bank of Korea (d)	63,500	1,110,435
Kookmin Bank ADR	7,500	595,200

		1,705,635

Building – Residential & Commercial (2.0%)
Hanjin Heavy Industries & Construction Co. Ltd. (d)	20,950	619,153
Hyundai Development Co. (d)	12,860	647,873

		1,267,026

Electronics (2.6%)
Samsung Electronics Co. Ltd. (d)	2,532	1,640,161

Financial Services (1.5%)
Hana Financial Group, Inc. (d)	19,659	905,200

Metals & Mining (1.9%)
Korea Zinc Co. (d)	10,400	1,146,860

Retail (1.2%)
Lotte Shopping Co. Ltd. GDR (b)	40,899	767,674

Telecommunications (1.6%)
Samsung Electronics GDR	4,054	969,920

Tobacco (1.4%)
KT&G Corp. (d)	13,700	846,439

		9,248,915

LUXEMBOURG (1.2%)
Steel (1.2%)
Ternium SA ADR (b)	30,100	734,440

MALAYSIA (2.0%)
Agricultural Operations (0.9%)
IOI Corp. Berhad (d)	124,300	585,021

Banking (1.1%)
Bumiputra-Commerce Holdings Bhd (d)	338,100	638,352

		1,223,373

	Shares or Principal Amount	Value

MEXICO (7.4%)
Building Products (1.3%)
Cemex SA de CV ADR	25,200	$774,648

Financial Services (1.6%)
Grupo Financiero Banorte SA de CV	274,917	997,345

Retail (1.3%)
Wal-Mart de Mexico SA de CV	235,100	817,906

Steel (0.7%)
Industrias CH SA (b)	106,900	415,655

Telecommunications (2.5%)
America Movil SA de CV ADR	35,800	1,534,747

		4,540,301

PAKISTAN (0.1%)
Banking (0.1%)
MCB Bank Ltd. GDR (b)	2,804	52,126

PERU (0.7%)
Metals & Mining (0.7%)
Compainia de Minas Buenaventura ADR	16,400	423,940

RUSSIA (10.3%)
Automobile (0.6%)
JSC Severstal — Avto (d)	15,885	399,528

Banking (1.1%)
Sberbank Rossi (d)	305	684,918

Electric (1.5%)
RAO Unified Energy System GDR	12,200	918,660

Mining (1.0%)
JSC MMC Norilsk Nickel ADR	4,000	591,000

Oil & Gas (4.9%)
OAO Gazprom GDR (d)	45,000	1,907,100
Surgutneftegaz ADR	17,300	1,095,090

		3,002,190

Telecommunications (1.2%)
Mobile Telesystems ADR	17,200	758,176

		6,354,472

2006 Annual Report	113

Statement of Investments (Continued)

October 31, 2006

Gartmore Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SOUTH AFRICA (5.8%)
Banking (1.0%)
Standard Bank Group Ltd. (d)	50,000	$588,330

Diversified Operations (1.0%)
Barloworld Ltd. (d)	31,289	605,950

Health Care (1.0%)
Network Healthcare Holdings Ltd. (b) (d)	355,600	604,101

Mining (1.0%)
Impala Platinum Holdings Ltd. (d)	3,600	633,146

Retail (0.8%)
Edgars Consolidated Stores Ltd. (d)	100,000	499,113

Telecommunications (1.0%)
MTN Group Ltd. (d)	68,852	627,103

		3,557,743

TAIWAN (10.2%)
Agricultural Products (0.7%)
Taiwan Fertilizer Co. Ltd. (d)	263,100	427,505

Building Products (0.9%)
Taiwan Cement Corp. (d)	701,139	553,545

Circuit Boards (0.9%)
Nan YA Printed Circuit Board Corp. (d)	88,400	570,136

Computer Hardware (0.0%)
Asustek Computer, Inc. (d)	700	1,701

Electronics (2.6%)
Delta Electronics, Inc. (d)	210,400	594,891
Hon Hai Precision Industry Co. Ltd. (d)	155,000	1,003,648

		1,598,539

Financial Services (1.1%)
Shin Kong Financial Holding Co. Ltd. (d)	772,932	683,585

Semiconductors (3.1%)
MediaTek, Inc. (d)	112,600	1,097,330
Siliconware Precision Industries Co. (d)	458,000	582,427
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	144,000	263,723

		1,943,480

	Shares or Principal Amount	Value

TAIWAN (continued)
Technology (0.9%)
Unimicron Technology Corp. (d)	476,110	$539,820

		6,318,311

THAILAND (1.0%)
Mining (1.0%)
Banpu Public Co. Ltd.	144,500	629,802

TURKEY (1.1%)
Banking (1.1%)
Turkiye Vakiflar Bankasi T.A.O. (d)	134,278	702,262

Total Common Stocks		56,919,721

Participation Notes (7.1%)

INDIA (6.4%)
Automobile (1.0%)
Tata Motors Ltd., 0.00%, 09/14/07 (b) (d)	$34,400	632,272

Building Materials (1.6%)
India Cements Ltd., 0.00%, 01/16/11 (b) (d)	210,703	1,005,053

Chemicals (1.1%)
Reliance Industries Ltd., 0.00%, 03/09/09 (b) (d)	24,151	657,632

Telecommunications (2.7%)
Bharti Airtel Ltd., 0.00%, 04/27/07 (b) (d)	142,331	1,676,368

		3,971,325

PAKISTAN (0.7%)
Banking (0.7%)
Muslim Commercial Bank Ltd., 0.00%, 09/22/09 (b) (d)	95,100	430,803

Total Participation Notes		4,402,128

114	Annual Report 2006

Rights (0.0%)

	Principal Amount	Value

BRAZIL (0.0%)
Banking (0.0%)
Banco Bradesco SA expiring 04/27/07 (b)	$460	$4,573

Total Rights		4,573

Total Investments (Cost $52,940,302) (a) — 99.4%		61,326,422

Other assets in excess of liabilities — 0.6%		361,573

NET ASSETS — 100.0%		$61,687,995

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Preferred Stock.
(d)	Fair Valued Security.

ADR	American Depository Receipt
GDR	Global Depository Receipt

See notes to financial statements.

2006 Annual Report	115

Gartmore International Growth Fund

For the annual period ended Oct. 31, 2006, the Gartmore International Growth Fund (Class A at NAV) returned 38.22% versus 28.91% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 316 funds as of Oct. 31, 2006) was 26.57%.

A constructive economic backdrop supported global stock markets throughout the final months of 2005 and the first quarter of 2006. U.S. growth continued at a solid pace, while both Japan and the Eurozone (the European Union member states that have adopted the euro as their official currency) showed increasingly convincing signs of recovery, and China’s economy accelerated at an outstanding rate. Robust global growth underpinned emerging markets, which outperformed during much of the reporting period; rising commodity prices were particularly supportive of countries such as Brazil. At the beginning of the second quarter of 2006, concerns about the impact of higher oil and other commodity prices on inflation sparked fears that U.S. interest rates might rise higher than expected. These concerns culminated in a significant correction in May that affected all markets.

In August, fears about the direction of the international economy began to dissipate as oil prices slid and U.S. stockpiles reached healthy levels. Also that month, the Federal Reserve Board left interest rates unchanged at 5.25%, pausing in its two-year cycle of rate increases. Furthermore, the Federal Reserve refrained from raising the federal funds rate for the remainder of the reporting period, raising hopes that interest rates had peaked in the current cycle and that the U.S. economy would experience a soft landing. Unsurprisingly in this environment, international equities rallied sharply from August onward, with emerging markets performing particularly well. The Japanese market underperformed, however, because investors apparently were unconvinced that the country’s economic recovery would prove sustainable.

Strong stock selection—particularly in Canada, Japan and the United Kingdom—lay behind the Fund’s outperformance during the reporting period. Our position in Vedanta Resources plc, a British miner that does the majority of its business in India, added the most relative value to performance since this is not held by the benchmark. Vedanta Resources reported record earnings on the back of soaring metal prices and strong demand. Our large overweight in C&C Group plc also proved profitable; the Irish snack and beverage company reported results that beat expectations and also benefited from analysts’ upgrades. An off-Index position held by the Fund in South Korea’s Hynix Semiconductor Inc. also boosted returns. The world’s second-largest memory chipmaker reported surging earnings driven by booming global demand for memory chips. Our considerable overweight in Anglo-Dutch steelmaker Corus Group plc also added value; merger-and-acquisition speculation supported the company’s share price, as did the bid for Corus Group later launched by India’s Tata Steel Ltd.

Inevitably, the Fund suffered some setbacks. Our underweight in the energy sector detracted from Fund performance, while various stocks exerted a negative impact. Our overweight in South African synthetic fuel producer Sasol Ltd. proved to be the largest detractor from Fund performance. Sasol’s stock plunged early in 2006 after the South African government announced that it was considering levying a windfall tax on synthetic fuel producers. In addition, Norwegian oil, gas and hydropower producer Norsk Hydro ASA, another of the Fund’s overweight positions, tumbled along with energy prices in the final months of the reporting period. Norsk Hydro reported a slightly worse-than-expected increase in third-quarter profits in the final week of October.

Looking ahead, we believe that the markets are likely to remain focused in the short term on the pace of global economic growth and the direction of interest rates. Over the medium term, we remain cautiously optimistic on the outlook for equity markets. Global economic growth is slowing, but it is maintaining a reasonable pace, valuations are generally supportive, and corporate activity looks set to pick up again in mid-2007.

Portfolio Managers:

Gartmore Global Partners—Brian O’Neill and Ben Walker

116	Annual Report 2006

Fund Performance	Gartmore International Growth Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	38.22%	16.90%	5.00%
	w/SC3	30.29%	15.51%	4.00%
Class B	w/o SC2	37.37%	16.06%	4.25%
	w/SC4	32.37%	15.84%	4.25%
Class C5	w/o SC2	37.49%	16.08%	4.35%
	w/SC6	36.49%	16.08%	4.35%
Class R7,9		38.01%	16.39%	4.49%
Institutional Service Class[9]		38.76%	17.22%	5.31%
Institutional Class[8,9]		38.76%	17.22%	5.31%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World Free ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	117

Shareholder Expense Example	Gartmore International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

International Growth Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,038.90	$8.48	1.65%
	Hypothetical	[1]	$1,000.00	$1,016.68	$8.42	1.65%
Class B	Actual		$1,000.00	$1,035.50	$12.26	2.39%
	Hypothetical	[1]	$1,000.00	$1,012.95	$12.20	2.39%
Class C	Actual		$1,000.00	$1,036.10	$12.21	2.38%
	Hypothetical	[1]	$1,000.00	$1,013.00	$12.15	2.38%
Class R	Actual		$1,000.00	$1,037.00	$10.42	2.03%
	Hypothetical	[1]	$1,000.00	$1,014.77	$10.36	2.03%
Institutional Service Class	Actual		$1,000.00	$1,041.30	$7.15	1.39%
	Hypothetical	[1]	$1,000.00	$1,017.99	$7.09	1.39%
Institutional Class	Actual		$1,000.00	$1,041.30	$7.15	1.39%
	Hypothetical	[1]	$1,000.00	$1,017.99	$7.09	1.39%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

118	Annual Report 2006

Portfolio Summary	Gartmore International Growth Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.2%
Other assets in excess of liabilities	0.8%

100.0%

Top Countries
United Kingdom	29.3%
Japan	16.7%
France	11.7%
Canada	5.9%
Germany	5.9%
Switzerland	5.0%
Netherlands	4.7%
Italy	3.9%
Ireland	3.1%
Norway	2.1%
Other Assets	11.7%

100.0%

Top Industries
Banking	13.9%
Financial Services	9.0%
Automotive	8.2%
Mining	7.7%
Telecommunications	7.2%
Pharmaceuticals	6.0%
Retail	4.5%
Engineering	3.4%
Electronics	3.3%
Insurance	2.9%
Other Assets	33.9%

100.0%

Top Holdings*
Societe Generale	2.4%
Suzuki Motor Corp.	2.3%
C&C Group PLC	2.1%
MAN AG	2.1%
Toyota Motor Corp.	2.1%
Telenor ASA	2.1%
Antofagasta PLC	2.0%
Hudbay Minerals, Inc.	2.0%
Mitsui Fudosan Co. Ltd.	2.0%
Rolls-Royce Group PLC	2.0%
Other Assets	78.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	119

Statement of Investments

October 31, 2006

Gartmore International Growth Fund

Common Stocks (99.2%)

	Shares	Value

ARGENTINA (0.8%)
Steel (0.8%)
Tenaris SA (c)	21,670	$419,897

AUSTRALIA (1.6%)
Pharmaceuticals (1.6%)
CSL Ltd. (c)	19,150	830,347

BRAZIL (1.7%)
Mining (1.7%)
Companhia Vale de Rio Doce ADR	38,900	844,908

CANADA (5.9%)
Aluminum (1.9%)
Alcan, Inc.	20,810	980,359

Computers (1.9%)
Research In Motion Ltd. (b)	8,210	964,511

Mining (2.1%)
Hudbay Minerals, Inc. (b)	58,990	1,021,961

		2,966,831

CHINA (0.3%)
Banking (0.3%)
Industrial & Commercial Bank of China (b)	342,000	153,042

FRANCE (11.7%)
Banking (4.4%)
BNP Paribas SA (c)	8,969	984,878
Societe Generale (c)	7,259	1,204,983

		2,189,861

Diversified Operations (1.7%)
LVMH Moet Hennessy SA (c)	8,115	845,086

Engineering (1.5%)
Alstom SA (b) (c)	8,000	736,475

Food Products & Services (1.9%)
Groupe Danone (c)	6,720	983,687

Retail (0.9%)
Carrefour SA (c)	7,440	453,090

Telecommunications (1.3%)
France Telecom SA (c)	26,000	676,979

		5,885,178

	Shares	Value

GERMANY (5.9%)
Automotive (2.0%)
Porsche AG, Preferred Shares (c)	854	$996,882

Machinery (2.1%)
MAN AG (c)	12,050	1,070,582

Pharmaceuticals (1.8%)
Merck KGaA (c)	8,510	898,829

		2,966,293

IRELAND (3.1%)
Airlines (0.9%)
Aer Lingus Group PLC (b)	128,270	463,228

Beverages (2.2%)
C&C Group PLC (c)	65,140	1,079,628

		1,542,856

ITALY (3.9%)
Automotive (1.9%)
Fiat SpA (b) (c)	55,490	977,007

Banking (2.0%)
UniCredito Italiano SpA (c)	119,230	987,872

		1,964,879

JAPAN (16.7%)
Automotive (4.3%)
Suzuki Motor Corp. (c)	40,200	1,139,081
Toyota Motor Corp. (c)	17,900	1,057,050

		2,196,131

Chemicals (1.7%)
Shin-Etsu Chemical Co. Ltd. (c)	13,100	858,863

Electronics (1.9%)
Canon, Inc. (c)	17,900	956,095

Financial Services (4.8%)
Mitsubishi UFJ Financial Group, Inc. (c)	60	761,148
Mizuho Financial Group, Inc. (c)	110	855,135
Sumitomo Mitsui Financial Group, Inc. (c)	76	830,656

		2,446,939

Real Estate (2.0%)
Mitsui Fudosan Co. Ltd. (c)	41,000	1,008,810

120	Annual Report 2006

Common Stocks (continued)

	Shares	Value

JAPAN (continued)
Tobacco (2.0%)
Japan Tobacco, Inc. (c)	227	$988,134

		8,454,972

MEXICO (1.3%)
Financial Services (1.3%)
Grupo Financiero Banorte SA de CV	180,630	655,291

NETHERLANDS (4.7%)
Brewery (1.2%)
Heineken NV (c)	13,180	596,800

Semiconductors (1.7%)
ASML Holding NV (b) (c)	37,580	857,376

Steel – Producers (1.8%)
Mittal Steel Co. NV (c)	21,580	924,243

		2,378,419

NORWAY (2.1%)
Telecommunications (2.1%)
Telenor ASA (c)	66,290	1,049,090

SOUTH KOREA (1.4%)
Electronics (1.4%)
Hynix Semiconductor, Inc. (b) (c)	19,770	716,639

SPAIN (1.9%)
Telecommunications (1.9%)
Telefonica SA (c)	50,980	981,302

SWEDEN (1.9%)
Banking (1.9%)
Skandiaviska Enskilda Banken AB (c)	33,610	938,301

SWITZERLAND (5.0%)
Banking (1.9%)
Julius Baer Holding Ltd. (c)	9,110	961,542

Engineering (1.9%)
ABB Ltd. (c)	65,940	980,985

Pharmaceuticals (1.2%)
Novartis AG (c)	9,800	595,035

		2,537,562

	Shares	Value

UNITED KINGDOM (29.3%)
Aerospace & Defense (2.0%)
Rolls-Royce Group PLC (c)	112,690	$1,008,544

Apparel Manufacturers (1.0%)
Burberry Group PLC (c)	45,980	489,333

Banking (3.4%)
Barclays PLC (c)	66,060	889,952
Standard Chartered PLC (c)	29,070	817,685

		1,707,637

Energy (1.8%)
Centrica PLC (c)	144,450	913,265

Financial Services (2.9%)
Collins Stewart Tullett PLC (c)	45,700	747,960
Lloyds TSB Group PLC (c)	68,140	727,737

		1,475,697

Insurance (2.9%)
Legal & General Group PLC (c)	323,080	890,643
Prudential PLC (c)	47,270	579,014

		1,469,657

Metals (0.9%)
Corus Group PLC (c)	53,248	474,088

Mining (3.9%)
Antofagasta PLC (c)	107,040	1,032,464
Xstrata PLC (c)	22,653	964,437

		1,996,901

Pharmaceuticals (1.4%)
AstraZeneca PLC (c)	11,870	699,436

Retail (3.6%)
DSG International PLC (c)	211,660	877,915
Marks & Spencer Group PLC (c)	75,820	948,334

		1,826,249

Telecommunications (1.9%)
Vodafone Group PLC (c)	368,170	948,557

Transportation (1.9%)
British Airways PLC (b) (c)	111,160	972,170

Utilities (1.7%)
Pennon Group PLC (c)	84,886	836,282

		14,817,816

Total Common Stocks		50,103,623

2006 Annual Report	121

Statement of Investments (Continued)

October 31, 2006

Gartmore International Growth Fund (Continued)

Total Investments (Cost $43,983,472) (a) — 99.2%	$50,103,623

Other assets in excess of liabilities — 0.8%	391,381

NET ASSETS — 100.0%	$50,495,004

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.

ADR	American Depository Receipt

See notes to financial statements.

122	Annual Report 2006

Statements of Assets and Liabilities

October 31, 2006

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
Assets:
Investments, at value (cost $25,721,016; $52,940,302; and $43,983,472; respectively)	$29,561,798	$61,326,422	$50,103,623
Repurchase agreements, at cost and value	210,882	—	—

Total Investment	29,772,680	61,326,422	50,103,623

Foreign currency, at value (cost $375,649; $134,118 and $650,160; respectively)	375,775	133,955	622,701
Interest and dividends receivable	23,584	60,239	51,555
Receivable for capital shares issued	42,539	90,972	294,701
Receivable for investments sold	268,112	483,417	660,040
Unrealized appreciation on spot foreign currency contracts	14	—	5,010
Reclaims receivable	—	—	11,478
Prepaid expenses	8,031	18,379	20,908

Total Assets	30,490,735	62,113,384	51,770,016

Liabilities:
Payable to custodian	—	200,253	187,915
Payable for investments purchased	375,174	65,521	981,476
Payable for capital shares redeemed	20,550	64,887	26,897
Accrued expenses and other payables
Investment advisory fees	29,680	52,103	43,369
Fund administration and transfer agent fees	1,540	508	3,639
Distribution fees	8,053	18,592	17,828
Administrative servicing fees	1,659	8,769	1,436
Trustee fees	4	8	6
Compliance program fees (Note 3)	168	498	344
Other	6,132	14,250	12,102

Total Liabilities	442,960	425,389	1,275,012

Net Assets	$30,047,775	$61,687,995	$50,495,004

Represented by:
Capital	$24,145,770	$43,552,279	$41,962,444
Accumulated net investment income (loss)	32,334	—	29,654
Accumulated net realized gains (losses) from investment and foreign currency transactions	2,028,713	9,748,637	2,400,659
Net unrealized appreciation (depreciation) on investments and transactions of assets and liabilities denominated in foreign currencies	3,840,958	8,387,079	6,102,247

Net Assets	$30,047,775	$61,687,995	$50,495,004

Net Assets:
Class A Shares	$14,469,788	$34,046,710	$26,564,505
Class B Shares	1,209,649	6,012,832	6,031,417
Class C Shares	5,247,243	7,716,085	9,566,492
Class R Shares	6,855	456,012	1,809
Institutional Service Class Shares	120,191	3,066,312	4,588,979
Institutional Class Shares	8,994,049	10,390,044	3,741,802

Total	$30,047,775	$61,687,995	$50,495,004

See notes to financial statements.

2006 Annual Report	123

Statements of Assets and Liabilities (Continued)

October 31, 2006

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	912,324	1,910,359	1,989,120
Class B Shares	77,039	349,422	470,246
Class C Shares	334,276	441,283	741,812
Class R Shares	434	26,327	139
Institutional Service Class Shares	7,568	169,067	338,678
Institutional Class Shares	565,197	572,899	276,184

Total	1,896,838	3,469,357	3,816,179

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$15.86	$17.82	$13.35
Class B Shares (a)	$15.70	$17.21	$12.83
Class C Shares (b)	$15.70	$17.49	$12.90
Class R Shares	$15.79	$17.32	$12.95	(c)
Institutional Service Class Shares	$15.88	$18.14	$13.55
Institutional Class Shares	$15.91	$18.14	$13.55

Maximum Offering Price Per Share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$16.83	$18.91	$14.16

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

124	Annual Report 2006

Statements of Operations

October 31, 2006

	China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
INVESTMENT INCOME:
Interest income	$31,543	$51,866	$19,849
Dividend income (net of foreign withholding tax of $646; $108,502; and $48,188; respectively)	417,822	1,317,648	475,652

Total Income	449,365	1,369,514	495,501

Expenses:
Investment advisory fees	254,379	607,164	291,065
Fund administration and transfer agent fees	42,652	88,017	50,799
Distribution fees Class A	20,740	84,281	36,178
Distribution fees Class B	6,385	55,403	47,465
Distribution fees Class C	29,494	67,546	42,159
Distribution fees Class R	19	478	7
Administrative servicing fees Class A	830	30,062	5,318
Administrative servicing fees Class R	7	239	2
Administrative servicing fees Institutional Service Class	5	—	—
Registration and filing fees	46,953	54,231	50,408
Trustee fees	613	2,117	956
Compliance program fees (Note 3)	391	1,027	669
Other	20,059	53,982	31,364

Total expenses before reimbursed expenses	422,527	1,044,547	556,390
Earnings credit (Note 5)	(248)	(2,997)	(315)
Expenses reimbursed	(22,860)	—	(2,995)
Expenses voluntarily waived by administrator	(773)	(4,498)	(555)

Net Expenses	398,646	1,037,052	552,525

Net Investment Income (Loss)	50,719	332,462	(57,024)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,076,524	9,878,493	3,225,127
Net realized gains (losses) on foreign currency transactions	(1,313)	(64,422)	(508)

Net realized gains (losses) on investment and foreign currency transactions	2,075,211	9,814,071	3,224,619
Net change in unrealized appreciation/depreciation on investments and transaction of assets and liabilities denominated in foreign currencies	4,195,223	3,535,442	4,964,753

Net realized/unrealized gains (losses) on investments and foreign currencies	6,270,434	13,349,513	8,189,372

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,321,153	$13,681,975	$8,132,348

See notes to financial statements.

2006 Annual Report	125

Statements of Changes in Net Assets

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$50,719	$84,744	$332,462	$157,239
Net realized gains (losses) on investment and foreign currency transactions	2,075,211	820,246	9,814,071	4,879,201
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,195,223	(800,447)	3,535,442	2,879,080

Change in net assets resulting from operations	6,321,153	104,543	13,681,975	7,915,520

Distributions to Class A Shareholders from:
Net investment income	(32,955)	(15,757)	(204,816)	(56,787)
Net realized gains on investments	(226,294)	(44,331)	(2,643,711)	(975,437)

Distributions to Class B Shareholders from:
Net investment income	(342)	(1,010)	(7,688)	(1,826)
Net realized gains on investments	(26,756)	(3,240)	(478,548)	(207,463)

Distributions to Class C Shareholders from:
Net investment income	(2,772)	(3,793)	(9,893)	(1,199)
Net realized gains on investments	(86,834)	(23,795)	(512,762)	(173,966)

Distributions to Class R Shareholders from:
Net investment income	(12)	(7)	(1,629)	(4)
Net realized gains on investments	(98)	(36)	(1,017)	(76)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(308)	(9)	(58,813)	(41,434)
Net realized gains on investments	(98)	(34)	(942,919)	(267,430)

Distributions to Institutional Class Shareholders from:
Net investment income	(33,815)	(49,459)	(59,502)	(12,375)
Net realized gains on investments	(489,933)	(169,694)	(327,494)	(58,885)

Change in net assets from shareholder distributions	(900,217)	(311,165)	(5,248,792)	(1,796,882)

Change in net assets from capital transactions	14,350,775	3,757,800	11,287,780	12,859,182

Change in net assets	19,771,711	3,551,178	19,720,963	18,977,820

Net Assets:
Beginning of period	10,276,064	6,724,886	41,967,032	22,989,212

End of period	$30,047,775	$10,276,064	$61,687,995	$41,967,032

Accumulated net investment income (loss) at end of period	$32,334	$13,173	$—	$79

See notes to financial statements.

126	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore International Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(57,024)	$78,087
Net realized gains (losses) on investment and foreign currency transactions	3,224,619	1,829,068
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	4,964,753	492,604

Change in net assets resulting from operations	8,132,348	2,399,759

Distributions to Class A Shareholders from:
Net investment income	(30,322)	(31,300)
Net realized gains on investments	—	—

Distributions to Class B Shareholders from:
Net investment income	(4,223)	(19,754)
Net realized gains on investments	—	—

Distributions to Class C Shareholders from:
Net investment income	(1,001)	(735)
Net realized gains on investments	—	—

Distributions to Class R Shareholders from:
Net investment income	(4)	(11)
Net realized gains on investments	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(17,521)	(32,202)
Net realized gains on investments	—	—

Distributions to Institutional Class Shareholders from:
Net investment income	(9,694)	(6,631)
Net realized gains on investments	—	—

Change in net assets from shareholder distributions	(62,765)	(90,633)

Change in net assets from capital transactions	26,050,671	5,343,666

Change in net assets	34,120,254	7,652,792

Net Assets:
Beginning of period	16,374,750	8,721,958

End of period	$50,495,004	$16,374,750

Accumulated net investment income (loss) at end of period	$29,654	$(2,346)

See notes to financial statements.

2006 Annual Report	127

Statements of Changes in Net Assets (Continued)

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund		Gartmore International Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,829,177	$2,394,876	$29,684,205	$15,138,571	$25,071,033	$4,744,441
Dividends reinvested	182,052	46,813	2,277,560	821,320	24,151	29,882
Cost of shares redeemed (a)	(2,274,885)	(517,891)	(24,413,966)	(10,965,121)	(10,369,776)	(713,183)

	9,736,344	1,923,798	7,547,799	4,994,770	14,725,408	4,061,140

Class B Shares
Proceeds from shares issued	888,040	356,379	1,316,483	480,941	1,337,420	100,394
Dividends reinvested	23,088	3,448	406,539	179,085	4,144	19,435
Cost of shares redeemed (a)	(209,763)	(46,127)	(631,039)	(153,766)	(120,928)	(22,369)

	701,365	313,700	1,091,983	506,260	1,220,636	97,460

Class C Shares
Proceeds from shares issued	4,408,219	1,477,604	4,556,324	2,053,869	9,260,123	178,420
Dividends reinvested	45,437	11,784	123,976	52,700	574	204
Cost of shares redeemed (a)	(1,193,167)	(189,410)	(2,207,232)	(582,201)	(817,995)	(46,799)

	3,260,489	1,299,978	2,473,068	1,524,368	8,442,702	131,825

Class R Shares
Proceeds from shares issued	15,210	245	519,475	7,959	201	—
Dividends reinvested	101	40	165	80	4	11
Cost of shares redeemed (a)	(9,124)	(235)	(108,013)	—	(202)	—

	6,187	50	411,627	8,039	3	11

Institutional Service Class Shares
Proceeds from shares issued	114,230	—	2,442	3,589,734	3,186	235
Dividends reinvested	262	43	1,001,732	308,864	17,521	32,201
Cost of shares redeemed (a)	(29)	—	(8,049,749)	(116,941)	(171)	(13)

	114,463	43	(7,045,575)	3,781,657	20,536	32,423

Institutional Class Shares
Proceeds from shares issued	8,228	1,972	7,484,960	2,730,614	2,554,533	1,460,894
Dividends reinvested	523,748	219,153	386,995	71,261	9,694	6,631
Cost of shares redeemed (a)	(49)	(894)	(1,063,077)	(757,787)	(922,841)	(446,718)

	531,927	220,231	6,808,878	2,044,088	1,641,386	1,020,807

Change in net assets from capital transactions	$14,350,775	$3,757,800	$11,287,780	$12,859,182	$26,050,671	$5,343,666

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

128	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund		Gartmore International Growth Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	808,649	200,989	1,743,733	1,101,653	2,088,339	506,034
Reinvested	15,766	3,943	149,612	64,514	2,175	3,473
Redeemed	(165,077)	(43,439)	(1,458,588)	(822,792)	(924,966)	(83,344)

	659,338	161,493	434,757	343,375	1,165,548	426,163

Class B Shares
Issued	61,736	30,068	81,142	35,794	112,108	12,012
Reinvested	2,036	291	27,723	14,516	391	2,333
Redeemed	(14,879)	(3,913)	(40,041)	(11,697)	(10,618)	(2,680)

	48,893	26,446	68,824	38,613	101,881	11,665

Class C Shares
Issued	307,310	124,492	272,823	150,512	782,252	19,844
Reinvested	3,998	994	8,322	4,211	54	24
Redeemed	(89,411)	(16,502)	(132,707)	(44,446)	(69,457)	(5,614)

	221,897	108,984	148,438	110,277	712,849	14,254

Class R Shares
Issued	995	21	32,349	542	17	—
Reinvested	9	3	11	7	— (b)	1
Redeemed	(674)	(20)	(6,671)	—	(17)	—

	330	4	25,689	549	— (b)	1

Institutional Service Class Shares
Issued	7,445	—	— (b)	275,886	83	—
Reinvested	21	4	64,741	23,727	1,560	3,702
Redeemed	(2)	—	(487,136)	(8,771)	— (b)	—

	7,464	4	(422,395)	290,842	1,643	3,702

Institutional Class Shares
Issued	72	—	438,109	200,450	213,974	159,844
Reinvested	45,631	18,432	24,868	5,453	860	759
Redeemed	— (b)	—	(63,861)	(51,111)	(78,547)	(44,689)

	45,703	18,432	399,116	154,792	136,287	115,914

Total change in shares	983,625	315,363	654,429	938,448	2,118,208	571,699

(b)	Amount less than 1 share.

See notes to financial statements.

2006 Annual Report	129

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore China Opportunities Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26	(0.02)	—	(0.02)	—	$11.24	12.61%	(e)	$1,029	1.95%	(f)	0.37%	(f)	5.57%	(f)	(3.25%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	(0.41)	—	$11.25	3.58%		$2,847	2.01%		0.95%		2.68%		0.28%		130.48%
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	(0.99)	0.01	$15.86	53.19%		$14,470	1.99%		0.44%		2.10%		0.33%		124.36%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.23	1.24	(0.01)	—	(0.01)	—	$11.23	12.38%	(e)	$19	2.65%	(f)	(0.14%	)(f)	6.09%	(f)	(3.57%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	(0.38)	—	$11.19	2.82%		$315	2.74%		0.33%		3.41%		(0.34%	)	130.48%
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.07%		$1,210	2.73%		(0.47%	)	2.85%		(0.59%	)	124.36%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	1.24	1.23	—	—	—	—	$11.23	12.30%	(e)	$38	2.65%	(f)	(1.42%	)(f)	6.93%	(f)	(5.69%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	(0.37)	—	$11.19	2.79%		$1,258	2.73%		0.24%		3.42%		(0.45%	)	130.48%
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.11%		$5,247	2.73%		(0.25%	)	2.85%		(0.37%	)	124.36%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.24	1.25	(0.01)	—	(0.01)	—	$11.24	12.46%	(e)	$1	2.40%	(f)	(0.18%	)(f)	4.86%	(f)	(2.64%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	(0.40)	—	$11.23	3.29%		$1	2.22%		0.49%		2.87%		(0.16%	)	130.48%
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	(0.97)	0.01	$15.79	52.68%		$7	2.28%		0.68%		2.36%		0.61%		124.36%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27	(0.02)	—	(0.02)	—	$11.25	12.74%	(e)	$1	1.70%	(f)	0.51%	(f)	3.97%	(f)	(1.75%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	(0.43)	—	$11.25	3.63%		$1	1.82%		0.84%		2.48%		0.18%		130.48%
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	(1.00)	0.01	$15.88	53.57%		$120	1.72%		1.34%		1.81%		1.25%		124.36%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27	(0.02)	—	(0.02)	—	$11.25	12.74%	(e)	$5,637	1.65%	(f)	0.59%	(f)	4.17%	(f)	(1.93%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	(0.44)	—	$11.27	3.86%		$5,854	1.72%		0.98%		2.41%		0.29%		130.48%
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	(1.00)	0.01	$15.91	53.57%		$8,994	1.74%		0.31%		1.88%		0.17%		124.36%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e) Not annualized.
(f) Annualized.

See notes to financial statements.

130	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$5.98	(0.03)	0.85	0.82	—	—	—	—	$6.80	13.71%		$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$6.80	0.03	3.71	3.74	—	—	—	—	$10.54	55.00%		$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	—	(0.05)	0.03	$12.27	16.97%		$13,898	1.88%		0.41%		1.99%		0.31%		134.11%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	(0.90)	—	$14.92	30.02%		$22,009	1.84%		0.55%			(h)		(h)	135.40%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	(1.69)	—	$17.82	32.89%		$34,047	1.65%		0.60%		1.66%		0.59%		141.70%

Class B Shares
Year Ended October 31, 2002	$5.94	(0.08)	0.85	0.77	—	—	—	—	$6.71	12.96%		$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$6.71	—	3.62	3.62	—	—	—	—	$10.33	53.95%		$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	—	(0.02)	0.03	$11.98	16.14%		$2,900	2.55%		(0.27%	)	2.65%		(0.37%	)	134.11%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	(0.86)	—	$14.48	29.30%		$4,062	2.52%		(0.11%	)		(h)		(h)	135.40%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	(1.61)	—	$17.21	31.97%		$6,013	2.31%		(0.08%	)	2.32%		(0.09%	)	141.70%

Class C Shares
Year Ended October 31, 2002	$6.02	(0.08)	0.86	0.78	—	—	—	—	$6.80	12.96%		$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$6.80	—	3.67	3.67	—	—	—	—	$10.47	53.97%		$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	—	(0.02)	0.03	$12.14	16.21%		$2,217	2.55%		(0.16%	)	2.64%		(0.25%	)	134.11%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	(0.86)	—	$14.69	29.20%		$4,302	2.51%		(0.11%	)		(h)		(h)	135.40%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	(1.61)	—	$17.49	31.92%		$7,716	2.31%		(0.07%	)	2.32%		(0.08%	)	141.70%

Class R Shares
Period Ended October 31, 2004 (d)	$11.20	0.03	0.78	0.81	(0.03)	—	(0.03)	0.03	$12.01	7.50%	(f)	$1	2.15%	(g)	0.26%	(g)	2.28%	(g)	0.13%	(g)	134.11%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	(0.89)	—	$14.57	30.11%		$9	1.82%		0.16%			(h)		(h)	135.40%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	(1.70)	—	$17.32	32.65%		$456	1.84%		(0.01%	)	1.94%		(0.11%	)	141.70%

Institutional Service Class Shares
Year Ended October 31, 2002	$6.01	(0.02)	0.87	0.85	—	—	—	—	$6.86	14.14%		$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$6.86	0.08	3.72	3.80	—	—	—	—	$10.66	55.39%		$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	—	(0.07)	0.03	$12.43	17.25%		$3,737	1.55%		0.81%		1.66%		0.70%		134.11%
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	(0.93)	—	$15.14	30.60%		$8,954	1.50%		0.83%			(h)		(h)	135.40%
Year Ended October 31, 2006 (i)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	(1.73)	—	$18.14	33.25%		$3,066	1.34%		1.01%		1.34%		1.00%		141.70%

Institutional Class Shares
Period Ended October 31, 2004 (e)	$11.26	0.03	1.15	1.18	(0.04)	—	(0.04)	0.03	$12.43	10.79%	(f)	$236	1.55%	(g)	0.81%	(g)	1.71%	(g)	0.65%	(g)	134.11%
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	(0.93)	—	$15.14	30.60%		$2,631	1.49%		0.92%			(h)		(h)	135.40%
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	(1.73)	—	$18.14	33.32%		$10,390	1.30%		0.88%		1.33%		0.85%		141.70%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(e)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions in this period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Annual Report	131

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Growth Fund

		Investment Activities			Dividends						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$6.19	0.01	(0.82)	(0.81)	—	—	—	$5.38	(13.09%	)	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$5.38	(0.01)	1.58	1.57	—	—	0.03	$6.98	29.74%		$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	—	—	0.01	$7.79	11.60%		$3,096	1.65%		0.06%		2.10%		(0.38%	)	262.09%
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	(0.08)	—	$9.69	25.49%		$7,980	1.65%		0.74%		1.90%		0.50%		247.22%
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	(0.04)	—	$13.35	38.22%		$26,565	1.69%		(0.04%	)	1.70%		(0.05%	)	175.91%

Class B Shares
Year Ended October 31, 2002	$6.14	(0.03)	(0.81)	(0.84)	—	—	—	$5.30	(13.68%	)	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$5.30	(0.05)	1.54	1.49	—	—	0.03	$6.82	28.68%		$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	—	—	0.01	$7.56	10.85%		$2,695	2.40%		(0.70%	)	2.84%		(1.14%	)	262.09%
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	(0.05)	—	$9.35	24.49%		$3,444	2.40%		0.12%		2.81%		(0.30%	)	247.22%
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	(0.01)	—	$12.83	37.37%		$6,031	2.41%		(0.80%	)	2.42%		(0.82%	)	175.91%

Class C Shares
Year Ended October 31, 2002	$6.17	(0.03)	(0.81)	(0.84)	—	—	—	$5.33	(13.61%	)	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$5.33	(0.05)	1.55	1.50	—	—	0.03	$6.86	28.71%		$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	—	—	0.01	$7.60	10.79%		$112	2.40%		(0.23%	)	2.87%		(0.70%	)	262.09%
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	(0.05)	—	$9.40	24.45%		$272	2.40%		0.10%		2.69%		(0.19%	)	247.22%
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	(0.02)	—	$12.90	37.49%		$9,566	2.40%		(0.62%	)	2.40%		(0.62%	)	175.91%

Class R Shares
Period Ended October 31, 2004 (d)	$7.25	0.02	0.30	0.32	—	—	0.01	$7.58	4.55%	(f)	$1	2.00%	(g)	0.31%	(g)	2.65%	(g)	(0.33%	)(g)	262.09%
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	(0.10)	—	$9.41	25.37%		$1	1.68%		0.81%		2.31%		0.18%		247.22%
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	(0.03)	—	$12.95	38.01%		$2	1.94%		(0.38%	)	1.96%		(0.39%	)	175.91%

Institutional Service Class Shares
Year Ended October 31, 2002	$6.22	0.03	(0.83)	(0.80)	—	—	—	$5.42	(12.86%	)	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$5.42	0.01	1.59	1.60	—	—	0.03	$7.05	30.07%		$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Year Ended October 31, 2004	$7.05	0.02	0.81	0.83	—	—	0.01	$7.89	11.91%		$2,629	1.40%		0.30%		1.84%		(0.14%	)	262.09%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	(0.10)	—	$9.81	25.72%		$3,306	1.40%		1.12%		1.82%		0.70%		247.22%
Year Ended October 31, 2006	$9.81	0.02	3.77	3.79	(0.05)	(0.05)	—	$13.55	38.76%		$4,589	1.41%		0.17%		1.42%		0.15%		175.91%

Institutional Class Shares
Period Ended October 31, 2004 (e)	$7.51	—	0.37	0.37	—	—	0.01	$7.89	5.06%	(f)	$189	1.40%	(g)	0.03%	(g)	1.94%	(g)	(0.52%	)(g)	262.09%
Year Ended October 31, 2005	$7.89	0.11	1.91	2.02	(0.10)	(0.10)	—	$9.81	25.72%		$1,372	1.40%		1.11%		1.61%		0.90%		247.22%
Year Ended October 31, 2006	$9.81	0.03	3.76	3.79	(0.05)	(0.05)	—	$13.55	38.76%		$3,742	1.41%		0.22%		1.42%		0.20%		175.91%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(e) For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f) Not annualized.
(g) Annualized.

See notes to financial statements.

132	Annual Report 2006

Gartmore High Yield Bond Fund

For the annual period ended Oct. 31, 2006, the Gartmore High Yield Bond Fund (Class A at NAV) returned 9.83% versus 9.96% for its benchmark, the Citigroup High Yield Market Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds (consisting of 448 funds as of Oct. 31, 2006) was 9.18%.

The high-yield bond market benefited from a favorable backdrop that included strong corporate earnings growth, a low default rate, an expanding economy and benign inflation. As a result, the Fund was able to earn its average coupon rate while generating some capital gains as well. Despite further credit-tightening moves made by the Federal Reserve Board, both short-term and long-term interest rates remained low by historical standards. Another plus for the economy was declining energy prices in the final months of the reporting period. Initial estimates of third-quarter gross domestic product growth came in at a modest 1.6%, in part due to softness in the housing and auto industries. Consumers continued to spend, however, and corporate balance sheets remained solid.

The auto manufacturing industry was by far the largest detracting influence on the Fund’s results versus the benchmark. That industry posted the second-best performance in the benchmark, and the Fund suffered because of both a sizable underweighting and unfavorable security selection within it. In particular, underweighting by the Fund in General Motors Corp. and its financing arm, General Motors Acceptance Corp., held back Fund returns. Together, those securities accounted for a much larger percentage of the benchmark than we believe it is prudent to hold in only two names. In any case, we believe that the Fund’s weighting in auto manufacturing was roughly in line with that of its peers in its Lipper category.

The Fund was especially aided by its investments in the cable industry, an area in which our returns were boosted by an overweighting and strong security selection. Within that group, Fund holdings Charter Communications, Inc. and Cablevision Systems Corp. merit mention. The Fund’s performance also received a boost from an overweighting and rewarding security selection in the health-care sector. Standout holdings included Elan Corp., plc, an Ireland-based biotechnology company, and Warner Chilcott Ltd., a specialty pharmaceutical provider. The broadcast/outdoor industry contributed positively to the Fund as well, driven by a surge in political advertising during an election year. Security selection, such as radio company CMP Susquehanna, was once again instrumental in producing above-benchmark results for the Fund in that group.

Looking at credit quality, the Fund benefited from its overweighting in CCC-rated securities, as low default rates and a generally favorable economic environment led to strong performance in securities with lower quality ratings. Likewise, underweighting the BB-rated group, which is the highest-quality category of high-yield securities, boosted Fund results, given investors’ preference for the higher yields provided by lower-quality bonds.

We believe the stage is set for high-yield securities to perform well in 2007. With the Federal Reserve Board in a holding pattern on interest rates, the default rate low and the economy slowing but still vibrant in most respects, investors should be attracted by the generous yields this sector has to offer. Among non-core holdings, we might reduce Fund exposure to some of the issues with lower-credit quality ratings but overall we anticipate a continuation of many trends evident in 2006. As always, we will attempt to add value through careful attention to individual security selection.

Portfolio Manager:

Karen Bater, CFA

2006 Annual Report	133

Fund Performance	Gartmore High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	9.83%	8.29%	3.39%
	w/SC3	5.15%	7.36%	2.74%
Class B	w/o SC2	9.06%	7.51%	2.65%
	w/SC4	4.06%	7.21%	2.65%
Class C5	w/o SC2	9.06%	7.51%	2.46%
	w/SC6	8.06%	7.51%	2.46%
Class R7,9		9.67%	7.80%	2.85%
Institutional Service Class[9]		10.16%	8.51%	3.73%
Institutional Class[8,9]		10.05%	8.54%	3.75%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (02/27/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup U.S. High-Yield Market Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market is an unmanaged index of high-yield debt securities and is a broad market measure.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

134	Annual Report 2006

Shareholder Expense Example	Gartmore High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

High Yield Bond Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,040.30	$5.66	1.10%
	Hypothetical	[1]	$1,000.00	$1,019.45	$5.61	1.10%
Class B	Actual		$1,000.00	$1,036.50	$9.50	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.67	$9.44	1.85%
Class C	Actual		$1,000.00	$1,035.00	$9.49	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.67	$9.44	1.85%
Class R	Actual		$1,000.00	$1,038.20	$6.83	1.33%
	Hypothetical	[1]	$1,000.00	$1,018.30	$6.79	1.33%
Institutional Service Class	Actual		$1,000.00	$1,041.30	$4.37	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.72	$4.34	0.85%
Institutional Class	Actual		$1,000.00	$1,041.30	$4.37	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.72	$4.34	0.85%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	135

Portfolio Summary	Gartmore High Yield Bond Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	95.5%
Repurchase Agreements	2.4%
Preferred Stocks	0.7%
Yankee Bond	0.5%
Warrants	0.0%
Other assets in excess of liabilities	0.9%

100.0%

Top Industries
Telecommunication Services	8.8%
Oil & Gas	7.5%
Cable & Satellite	6.7%
Chemicals	6.0%
Gaming	5.5%
Finance	5.3%
Utilities	4.4%
Medical	3.9%
Communication & Mobile	3.3%
Advertising Services	3.0%
Other Assets	45.6%

100.0%

Top Holdings*
R.H. Donnelley Corp., 8.88%, 01/15/16	1.6%
EL Paso Corp., 7.75%, 06/15/10	1.4%
Ford Motor Credit Co., 8.63%, 11/1/2010	1.2%
General Motors, 7.13%, 07/15/13	1.2%
Charter Communication Holdings, 10.25%, 10/01/13	1.2%
Qwest Corp., 8.88%, 03/15/12	1.1%
Rural Cellular Corp., 9.88%, 02/01/10	1.1%
HCA, Inc., 6.50%, 02/15/16	1.1%
Qwest Communication International, 7.25%, 02/15/11	1.0%
AES Corp., 8.75%, 05/15/13	1.0%
Other Assets	88.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

136	Annual Report 2006

Gartmore High Yield Bond Fund

Corporate Bonds (95.5%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Advertising Services (3.0%)
R.H. Donnelley Corp., 6.88%, 01/15/13	$100,000	$94,125
R.H. Donnelley Corp. 144A, 6.88%, 01/15/13 (c)	75,000	70,594
R.H. Donnelley Corp., 8.88%, 01/15/16	370,000	381,562
WDAC Subsidiary Corp., 8.38%, 12/01/14 (c)	200,000	200,000

		746,281

Aerospace & Defense Equipment (1.2%)
K&F Acquisition, Inc., 7.75%, 11/15/14	45,000	45,563
Sequa Corp., 9.00%, 08/01/09	125,000	131,875
Vought Aircraft Industries, Inc., 8.00%, 07/15/11	125,000	118,125

		295,563

Apparel (1.2%)
Broder Bros Co., 11.25%, 10/15/10	120,000	117,300
Levi Strauss & Co., 9.75%, 01/15/15	165,000	174,900

		292,200

Auto (2.8%)
Ford Motor Co., 7.00%, 10/01/13	40,000	37,185
Ford Motor Co., 7.45%, 07/16/31	200,000	156,750
General Motors, 7.13%, 07/15/13	335,000	299,825
General Motors, 8.38%, 07/15/33	120,000	106,800
Hertz Corp., 8.88%, 01/01/14 (c)	50,000	52,250
Hertz Corp., 10.50%, 01/01/16 (c)	30,000	32,925

		685,735

Auto Parts & Equipment (3.0%)
Ashtead Capital, Inc., 9.00%, 08/15/16 (c)	50,000	52,625
Federal-Mogul Corp., 7.50%, 01/15/09 (b) (d)	150,000	96,750
Goodyear Tire & Rubber, 9.00%, 07/01/15	125,000	126,405
H&E Equipment, 8.38%, 07/15/16 (c)	50,000	51,625
Lear Corp., 8.11%, 05/15/09	100,000	101,375
TRW Automotive, Inc., 9.38%, 02/15/13	92,000	98,555

	Shares or Principal Amount	Value

Auto Parts & Equipment (continued)
TRW Automotive, Inc., 11.00%, 02/15/13	$35,000	$38,413
United Rentals North America, Inc., 7.00%, 02/15/14	85,000	81,388
Visteon Corporation, 8.25%, 08/01/10	85,000	81,175

		728,311

Building & Construction (0.5%)
Owens Corning, 7.50%, 08/01/18 (b) (d)	85,000	46,325
Ply Gem Industries, Inc., 9.00%, 02/15/12	95,000	79,325

		125,650

Building Air Conditioning (0.7%)
Goodman Global Holdings, 7.88%, 12/15/12	175,000	168,000

Cable & Satellite (6.7%)
Adelphia Communications, 8.88%, 01/15/07 (b) (d)	40,000	44,400
Adelphia Communications, 10.88%, 10/01/10 (b) (d)	125,000	97,813
Cablevision Systems Corp., 8.00%, 04/15/12	210,000	203,962
CCH I LLC, 11.00%, 10/01/15	165,000	159,019
Charter Communication Holdings, 10.25%, 10/01/13 (c)	285,000	293,549
Charter Communication Holdings, 11.00%, 10/01/15 (c)	15,000	14,400
Charter Communications Holdings LLC, 8.38%, 04/30/14 (c)	85,000	87,338
Charter Communications Holdings, Series B, 10.25%, 01/15/10	175,000	161,875
DIRECTV Holdings Finance, 8.38%, 03/15/13	100,000	103,750
Intelsat Ltd., 7.63%, 04/15/12	185,000	166,963
Hughes Network Systems, 9.50%, 04/15/14 (c)	105,000	108,675
Mediacom LLC, 9.50%, 01/15/13	200,000	205,249

		1,646,993

2006 Annual Report	137

Statement of Investments (Continued)

October 31, 2006

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Chemicals (6.0%)
BCP Crystal Holdings Corp., 9.63%, 06/15/14	$81,000	$88,898
Equistar Chemical Funding, 10.13%, 09/01/08	105,000	111,300
Hexion Chemical Co., 9.75%, 11/15/14 (c)	125,000	124,687
Huntsman Corp., 10.13%, 07/01/09	100,000	101,500
Huntsman International LLC, 11.50%, 07/15/12	100,000	113,250
IMC Global, Inc., 11.25%, 06/01/11	70,000	73,938
Koppers Industry, Inc., 9.88%, 10/15/13	86,000	92,880
Lyondell Chemical Co., 9.50%, 12/15/08	112,000	114,940
Nalco Company, 8.88%, 11/15/13	115,000	121,038
Polyone Corp., 10.63%, 05/15/10	110,000	117,975
Reichhold Industries, Inc., 9.00%, 08/15/14 (c)	165,000	164,174
Solutia, Inc., 11.25%, 07/15/09 (b)	80,000	79,600
Westlake Chemicals, 6.63%, 01/15/16	175,000	167,562

		1,471,742

Communication & Mobile (3.3%)
American Tower Corp., 7.13%, 10/15/12	175,000	178,500
Intelsat Bermuda Ltd, 8.25%, 01/15/13	85,000	86,594
Intelsat Bermuda Ltd., 11.25%, 06/15/16 (c)	205,000	223,193
MetroPCS Wireless, Inc., 9.25%, 11/01/14 (c)	85,000	85,744
Rogers Wireless, Inc., 8.00%, 12/15/12	60,000	63,450
Ubiquitel Operating Co., 9.88%, 03/01/11	170,000	184,025

		821,506

Computer Services (0.9%)
Solar Capital Corp., 10.25%, 08/15/15	40,000	41,900
Sungard Data Systems, Inc., 9.13%, 08/15/13	50,000	51,875

	Shares or Principal Amount	Value

Computer Services (continued)
Unigraphics Solutions, Inc., 10.00%, 06/01/12	$110,000	$118,800

		212,575

Computer Software (0.3%)
UGS Capital Corp II, 10.38%, 06/01/11 (c)	75,000	77,438

Construction Machinery (0.4%)
Case New Holland, Inc., 9.25%, 08/01/11	85,000	90,206

Consumer Products & Services (0.7%)
Iron Mountain, Inc., 7.75%, 01/15/15	85,000	86,275
Sealy Mattress Co., 8.25%, 06/15/14	85,000	88,188

		174,463

Containers (2.4%)
Crown Americas, 7.63%, 11/15/13	85,000	87,125
Crown Cork & Seal, 8.00%, 04/15/23	175,000	168,000
Owens Brockway Glass Containers, 6.75%, 12/01/14	60,000	57,600
Owens Illinois, Inc., 7.50%, 05/15/10	105,000	106,575
Pliant Corp., 11.63%, 06/15/09	1,569	1,775
Silgan Holdings, Inc., 6.75%, 11/15/13	50,000	49,250
Stone Container Corp., 9.75%, 02/01/11	64,000	66,000
Tekni-Plex, Inc., 10.88%, 08/15/12 (c)	40,000	45,000

		581,325

Cosmetics & Toiletries (0.6%)
Del Laboratories, Inc., 8.00%, 02/01/12	45,000	40,838
Elizabeth Arden, Inc., 7.75%, 01/15/14	110,000	108,075

		148,913

Data Services (0.5%)
Seitel Inc., 11.75%, 07/15/11	95,000	112,813

Diversified Manufacturing Operations (0.2%)
Blount, Inc., 8.88%, 08/01/12	55,000	55,000

138	Annual Report 2006

Corporate Bonds (continued)

	Shares or Principal Amount	Value

E-Commerce (0.3%)
FTD, Inc., 7.75%, 02/15/14	$73,000	$72,635

Electric Services (0.4%)
Midwest Generation LLC, 8.75%, 05/01/34	95,000	102,719

Electronics (0.5%)
Amkor Technologies, Inc., 9.25%, 06/01/16	75,000	69,750
Itron, Inc., 7.75%, 05/15/12	50,000	51,125

		120,875

Energy (1.0%)
NRG Energy, Inc., 7.38%, 02/01/16	235,000	237,644

Finance (5.3%)
Atlantic Broadband Finance, 9.38%, 01/15/14	175,000	174,125
E TRADE Financial Corp., 7.88%, 12/01/15	50,000	52,875
Ford Motor Credit Co., 8.63%, 11/01/10	302,000	300,648
General Motors Acceptance Corp., 7.00%, 02/01/12	210,000	211,426
General Motors Acceptance Corp., 8.00%, 11/01/31	140,000	150,006
Global Cash Accounting & Finance, 8.75%, 03/15/12	110,000	116,188
Ipayment, Inc., 9.75%, 05/15/14 (c)	240,000	246,599
Labranche & Co., 9.50%, 05/15/09	60,000	63,150

		1,315,017

Food & Beverage (1.2%)
Pilgrims Pride Corp., 9.63%, 09/15/11	150,000	157,125
Pilgrims Pride Corp., 9.25%, 11/15/13	50,000	51,625
Stater Brothers Holdings, 8.13%, 06/15/12	75,000	75,563

		284,313

Forestry (0.2%)
Tembec Industries, Inc., 8.50%, 02/01/11	75,000	40,500

	Shares or Principal Amount	Value

Funeral Services (0.6%)
Service Corp. International, 7.63%, 10/01/18 (c)	$40,000	$41,100
Stewart Enterprises, 6.25%, 02/15/13	125,000	117,813

		158,913

Gaming (5.5%)
American Casino & Entertainment, 7.85%, 02/01/12	100,000	101,750
Boyd Gaming Corp., 6.75%, 04/15/14	105,000	102,769
Circus & Eldorado, 10.13%, 03/01/12	55,000	57,750
Hard Rock Hotel, Inc., 8.88%, 06/01/13 (c)	110,000	118,250
Herbst Gaming, Inc., 8.13%, 06/01/12 (c)	200,000	204,999
Jacobs Entertainment, 9.75%, 06/15/14 (c)	105,000	104,213
MGM Mirage, Inc., 9.75%, 06/01/07	170,000	173,399
Park Place Entertainment Corp., 8.13%, 05/15/11	210,000	214,462
Pokagon Gaming Authority, 10.38%, 06/15/14 (c)	105,000	112,613
Poster Financial Group, 8.75%, 12/01/11	60,000	62,550
Station Casinos, Inc., 7.75%, 08/15/16	85,000	87,338

		1,340,093

Healthcare (1.5%)
Ameripath, Inc., 10.50%, 04/01/13	110,000	118,250
Iasis Healthcare Corp., 8.75%, 06/15/14	150,000	144,938
Tenet Healthcare Corp., 6.88%, 11/15/31	150,000	116,250

		379,438

Human Resources (0.7%)
Team Health Inc., 11.25%, 12/01/13	175,000	178,938

2006 Annual Report	139

Statement of Investments (Continued)

October 31, 2006

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Leisure (1.7%)
Gaylord Entertainment Co., 8.00%, 11/15/13	$50,000	$50,875
Host Marriott LP, 7.13%, 11/01/13	100,000	101,125
Six Flags, Inc., 8.88%, 02/01/10	165,000	160,050
Universal City Florida, 8.38%, 05/01/10	100,000	100,750

		412,800

Manufacturing (0.9%)
Reddy Ice Holdings, Inc., 9.05%, 11/01/12 (f)	260,000	228,150

Media (1.6%)
Canwest Media, Inc., 8.00%, 09/15/12	190,000	192,138
LBI Media, Inc., 10.13%, 07/15/12	125,000	132,969
LBI Media, Inc., 10.24%, 10/15/13 (f)	85,000	71,931

		397,038

Medical (3.9%)
Alliance Imaging, 7.25%, 12/15/12	50,000	46,750
CDRV Investors, Inc., 9.625%, 01/01/15	155,000	120,125
Elan Fin PLC/Elan Fin CP, 7.75%, 11/15/11	95,000	93,338
Encore Medical Finance, 11.75%, 11/15/14 (c)	85,000	85,000
HCA, Inc., 6.50%, 02/15/16	330,000	261,525
Medical Services Co., 12.87%, 10/15/11	100,000	95,500
Triad Hospitals, Inc., 7.00%, 11/15/13	100,000	97,250
Warner Chilcott Corp., 8.75%, 02/01/15	162,000	167,265

		966,753

Metals & Mining (1.5%)
AK Steel Corp., 7.75%, 06/15/12	95,000	95,000
Century Aluminum Co., 7.50%, 08/15/14	60,000	59,850
Chaparral Steel Co., 10.00%, 07/15/13	55,000	61,600
Novelis, Inc., 8.25%, 02/15/15 (c)	105,000	100,275

	Shares or Principal Amount	Value

Metals & Mining (continued)
PNA Group, Inc., 10.75%, 09/01/16 (c)	$50,000	$51,500

		368,225

Oil & Gas (7.5%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	157,574
Chesapeake Energy Corp, 7.63%, 07/15/13	160,000	165,800
EL Paso Production Holdings, 7.75%, 06/01/13	200,000	204,999
Forest Oil Corp., 8.00%, 06/15/08	40,000	41,000
Giant Industries, 11.00%, 05/15/12	70,000	75,600
Giant Industries, 8.00%, 05/15/14	155,000	167,788
KCS Energy Inc., 7.13%, 04/01/12	65,000	62,400
Newfield Exploration Co., 6.63%, 04/15/16	175,000	171,937
Ocean Rig Norway AS, 8.38%, 07/01/13 (c)	115,000	121,181
Petrobras International Finance, 9.13%, 07/02/13	85,000	99,663
Southern Natural Gas, 8.88%, 03/15/10	125,000	131,312
Stone Energy Corp., 8.12%, 07/15/10 (c)	100,000	99,375
Whiting Petroleum Corp., 7.00%, 02/01/14	50,000	49,250
Williams Cos., Inc., 8.13%, 03/15/12	85,000	91,163
Williams Cos., Inc. Series A, 7.50%, 01/15/31	210,000	213,149

		1,852,191

Paper & Forest Products (1.5%)
Appleton Papers, Inc., 9.75%, 06/15/14	105,000	103,949
Boise Cascade LLC, 7.13%, 10/15/14	45,000	42,413
JSG Funding PLC, 7.75%, 04/01/15	85,000	80,113
Newpage Corp., 12.00%, 05/01/13	80,000	83,600
Verso Paper Holdings LLC, 9.13%, 08/01/14 (c)	50,000	50,750

		360,825

140	Annual Report 2006

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Physical Therapy (1.0%)
Healthsouth Corp., 10.75%, 06/15/16 (c)	$170,000	$174,250
Psychiatric Solutions, 7.75%, 07/15/15	75,000	74,250

		248,500

Pipelines (3.0%)
Atlas Pipeline Partners, 8.13%, 12/15/15	50,000	51,000
Dynegy Holdings, Inc., 8.38%, 05/01/16	95,000	97,613
EL Paso Corp., 7.75%, 06/15/10	325,000	337,187
EL Paso Corp., 7.42%, 02/15/37	175,000	171,937
Targa Resources, Inc., 8.50%, 11/01/13 (c)	75,000	74,813

		732,550

Publishing (0.7%)
CBD Media Holdings, 9.25%, 07/15/12	175,000	174,344

Radio (0.5%)
CMP Susquehana, 9.88%, 05/15/14 (c)	125,000	120,781

Retail (1.4%)
Finlay Fine Jewelry Corp., 8.38%, 06/01/12	50,000	45,000
Inergy LP/Inergy Finance, 8.25%, 03/01/16	50,000	51,875
Neiman Marcus Group, Inc., 10.38%, 10/15/15	105,000	114,844
Toys R Us, Inc., 7.63%, 08/01/11	155,000	134,075

		345,794

Storage (0.4%)
Mobile Services Group, Inc., 9.75%, 08/01/14 (c)	100,000	103,625

Technology (1.9%)
Lucent Technologies, 6.45%, 03/15/29	260,000	232,700
Sanmina Sci Corp., 8.13%, 03/01/16	105,000	103,294

	Shares or Principal Amount	Value

Technology (continued)
Xerox Corp., 7.63%, 06/15/13	$125,000	$130,625

		466,619

Telecommunication Services (8.8%)
Centennial Communication, 10.00%, 01/01/13	75,000	77,813
Centennial Communication, 8.13%, 02/01/14	175,000	175,219
Digicel Ltd., 9.25%, 09/01/12 (c)	225,000	233,438
Insight Midwest, 10.50%, 11/01/10	125,000	129,375
Nextel Communications, 8.13%, 07/01/11	200,000	210,000
Nordic Telephone Co., 8.88%, 05/01/16 (c)	75,000	78,563
Nortel Networks Ltd., 10.75%, 07/15/16 (c)	105,000	112,350
Panamsat Corporation, 9.00%, 06/15/16 (c)	55,000	57,475
Qwest Communication International, 7.25%, 02/15/11	250,000	253,749
Qwest Corp., 8.88%, 03/15/12	255,000	280,499
Rural Cellular Corp., 9.75%, 01/15/10	160,000	162,000
Rural Cellular Corp., 9.88%, 02/01/10	250,000	262,499
Windstream Corp., 8.63%, 08/01/16 (c)	125,000	134,844

		2,167,824

Theaters (0.3%)
AMC Entertainment Inc., 9.88%, 02/01/12	75,000	77,531

Transportation Services (2.0%)
American Commercial Lines, 9.50%, 02/15/15	49,000	54,206
CHC Helicopter Corp., 7.38%, 05/01/14	105,000	100,275
Greenbrier Companies, Inc., 8.38%, 05/15/15	55,000	55,688
PHI, Inc., 7.13%, 04/15/13 (c)	50,000	47,250
Quality Distribution, 9.00%, 11/15/10	240,000	231,900

		489,319

2006 Annual Report	141

Statement of Investments (Continued)

October 31, 2006

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Shares or Principal Amount	Value

Utilities (4.4%)
AES Corp., 8.75%, 05/15/13 (c)	$235,000	$252,330
Allegheny Energy Supply, 8.25%, 04/15/12 (c)	85,000	92,438
Aquila, Inc., 7.63%, 11/15/09	105,000	109,881
Calpine Corp, 8.75%, 07/15/13 (b) (c) (d)	75,000	78,375
Calpine Corp., 8.50%, 02/15/11 (b) (d)	80,000	40,800
CMS Energy Corp., 9.88%, 10/15/07	170,000	176,375
Edison Mission Energy, 7.73%, 06/15/09	70,000	72,800
Mission Energy Holding, 13.50%, 07/15/08	175,000	195,125
Reliant Resources, Inc., 9.25%, 07/15/10	50,000	51,750

		1,069,874

Waste Management (0.9%)
Allied Waste North America, 7.25%, 03/15/15	210,000	210,000

Total Corporate Bonds		23,458,542

Yankee Bond (0.5%)
Paper & Forest Products (0.5%)
Abitibi Consolidated, Inc., 7.75%, 06/15/11	75,000	66,938
Abitibi Consolidated, Inc., 6.00%, 06/20/13	85,000	67,575

Total Yankee Bond		134,513

Preferred Stocks (0.7%)
Broadcasting (0.5%)
Spanish Broadcasting Systems, Inc., 10.75%, 10/15/13	102	111,837

Communication & ISP (0.0%)
Rhythms NetConnections, Inc., 6.75%, 03/03/12 (c) (e)	1,691	0

Pereferred Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (0.2%)
iStar Financial, Inc., 7.80%, 09/29/08	2,215	$57,767

Total Preferred Stocks		169,604

Warrants (0.0%)
Fixed Communications (0.0%)
Maxcom Telecommunications SA, 04/01/07 (c) (d) (e)	46	0

Total Warrants		0

Repurchase Agreements (2.4%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $303,206, collateralized by U.S. Government Agency Mortgages with a market value of $309,226	$303,162	303,162
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $289,493, collateralized by U.S. Government Agency Mortgages with a market value of $295,240	289,451	289,451

Total Repurchase Agreements		592,613

Total Investments (Cost $24,018,660) (a) — 99.1%		24,355,272

Other assets in excess of liabilities — 0.9%		232,668

NET ASSETS — 100.0%		$24,587,940

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Security in default.
(c)	Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(d)	Denotes a non-income producing security.
(e)	Fair Valued Security
(f)	Step up bonds. The rate reflected in the Statement of Investments is the yield to maturity as of October 31, 2006.

See notes to financial statements.

142	Annual Report 2006

Gartmore Micro Cap Equity Fund

On March 21, 2006, the Fund (Institutional Service Class) was recognized as the best “Small-Cap Core Fund” (among a field of 214 competitors) by Lipper, for the three-year period ended Dec. 31, 2005.

For the annual period ended Oct. 31, 2006, the Gartmore Micro Cap Equity Fund (Class A at NAV) returned 19.19% versus 16.97% for its benchmark, the Russell Microcap™ Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%.

During the period, equity markets closely followed the flow of economic data. This data suggested that the economy is slowing and that the string of interest rate hikes by the Federal Reserve may be over. This large-cap environment could lead to future valuation multiple expansion for equities, thus investors pushed stocks higher; led by the large capitalization stocks. Fortunately, micro-cap stocks weathered this large-cap biased rally environment to end the period with solid performance. Also benefiting micro-cap equities was an active merger-and-acquisition environment driven by private equity firms flush with cash. These firms acquired companies at healthy premiums and pursued strategic growth opportunities across the equity spectrum.

Regardless of the market environment, our uncompromising focus on managing individual stock risk in the portfolio and finding high-quality stocks trading at attractive valuations continues to set us apart. As a result, the Fund outperformed its benchmark Index during the reporting period. The Fund’s best-performing holdings included Smith Micro Software, Inc. (communications software), NVE Corp. (electronic components) and Sirenza Microdevices, Inc. (radio-frequency components). We continue to own shares in Smith Microdevices and Sirenza; we sold NVE Corp., however, because the share price reached our valuation target.

Detractors from Fund performance during the reporting period included Allied Healthcare (nursing services), Tvia, Inc. (semiconductors) and Peerless Systems Corp. (software). Allied Healthcare and Tvia experienced temporary operational disruptions, but we expect solid future results. We believe that the growth prospects for these companies remain strong, so we continue to own these stocks. We sold our shares in Peerless, because the company has exhibited poor operational execution.

The Fund’s positioning remained relatively unchanged during the reporting period. As of Oct. 31, 2006, the Fund’s portfolio is underweight in health care, financials and materials, and it is overweight in information technology, consumer staples and industrials. Currently, the Fund’s largest positions are Imergent, Inc. (e-commerce software), Fuel Systems Solutions, Inc. (cleaner-burning fuel products) and Neogen Corp. (food safety and animal health products). The positioning of the portfolio is a direct result of our bottom-up, fundamental research process.

Our outlook for the micro-cap market remains upbeat, and we have several reasons for our optimism. First, increasingly we are finding companies with good earnings growth and solid balance sheets trading at attractive valuations. Second, the steep decline in the prices of energy and raw materials is likely to temper the degree of moderation in economic growth next year. Finally, the combination of a moderating economy and attractive valuations is likely to further fuel merger-and-acquisition activity, providing a solid underpinning for equity valuations through the better part of 2007.

Portfolio Manager:

Carl Wilk, CFP

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Small-Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore competed among 214 small-cap core portfolios to win the award.

Award based on Institutional Services class shares of the Funds. Other share classes may have different performance characteristics. Fund performance may now be higher or lower than the performance that was calculated to win this award.

2006 Annual Report	143

Fund Performance	Gartmore Micro Cap Equity Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	19.19%	24.64%
	w/SC3	12.34%	22.96%
Class B	w/o SC2	18.41%	23.74%
	w/SC4	13.41%	23.51%
Class C	w/o SC2	18.39%	23.76%
	w/SC5	17.39%	23.76%
Class R6,7		18.87%	24.12%
Institutional Service Class[7]		19.62%	24.97%
Institutional Class[7]		19.56%	24.97%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(old)(a), the Russell Microcap Index(new)(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index. The Index ceased to exist as of July 2006.

(b)	The Russell Microcap Index is an unmanaged index that measures the performance of the microcap segment, which represents less than 3% of the U.S. equity market; includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 companies below the Russell 2000 Index, based on a ranking of all U.S. equities by market capitalization.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

144	Annual Report 2006

Shareholder Expense Example	Gartmore Micro Cap Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Micro Cap Equity Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$949.00	$9.04	1.84%
	Hypothetical	[1]	$1,000.00	$1,015.72	$9.39	1.84%
Class B	Actual		$1,000.00	$946.20	$12.36	2.52%
	Hypothetical	[1]	$1,000.00	$1,012.30	$12.86	2.52%
Class C	Actual		$1,000.00	$945.80	$12.36	2.52%
	Hypothetical	[1]	$1,000.00	$1,012.30	$12.86	2.52%
Class R	Actual		$1,000.00	$948.40	$10.26	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.46	$10.67	2.09%
Institutional Service Class	Actual		$1,000.00	$951.10	$7.48	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.34	$7.76	1.52%
Institutional Class	Actual		$1,000.00	$951.10	$7.43	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.39	$7.71	1.51%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	145

Portfolio Summary	Gartmore Micro Cap Equity Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.0%
Repurchase Agreements	2.5%
Other Investments*	28.3%
Liabilities in excess of other assets**	-27.8%

100.0%

Top Industries
Healthcare	12.3%
Computer Software & Services	8.4%
Transportation Services	7.1%
Electronics	6.6%
Internet	6.4%
Semiconductors	4.6%
Retail	3.9%
Wireless Equipment	3.3%
Machinery	3.3%
Telecommunications	3.1%
Other Assets	41.0%

100.0%

Top Holdings***
iMergent, Inc.	2.2%
International Display Works, Inc.	2.2%
Sun Hydraulics Corp.	2.1%
Kforce, Inc.	2.0%
Celadon Group, Inc.	2.0%
AngioDynamics, Inc.	1.9%
ThermoGenesis Corp.	1.9%
Radiant Systems, Inc.	1.8%
Medallion Financial Corp.	1.8%
RELM Wireless Corp.	1.7%
Other Assets	80.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

146	Annual Report 2006

Gartmore Micro Cap Equity Fund

Common Stocks (97.0%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Advertising Services (1.0%)
24/7 Real Media, Inc. (b) (c)	120,600	$1,193,940

Bank Holding Companies (1.9%)
Royal Bancshares of Pennsylvania, Inc., Class A (c)	41,533	1,138,004
Vineyard National Bancorp Co. (c)	52,100	1,137,864

		2,275,868

Business Services (2.4%)
Marlin Business Services, Inc. (b)	55,300	1,277,983
People Support, Inc. (b)	75,700	1,482,963

		2,760,946

Commercial Services (1.7%)
Providence Service Corp. (b) (c)	71,000	1,951,790

Computer Software & Services (8.4%)
MapInfo Corp. (b)	123,400	1,657,262
Radiant Systems, Inc. (b)	187,800	2,067,678
Smith Micro Software, Inc. (b) (c)	59,600	1,013,796
Think Partnership, Inc. (b)	608,854	1,850,916
Tumbleweed Communications Corp. (b) (c)	594,100	1,586,247
Website Pros, Inc. (b)	146,600	1,574,484

		9,750,383

Consulting Services (2.5%)
Perficient, Inc. (b)	100,000	1,677,000
TRX, Inc. (b)	198,908	1,233,230

		2,910,230

Cosmetics (1.5%)
CCA Industries, Inc.	175,000	1,802,500

Diagnostic Substances (1.3%)
Trinity Biotech plc (b) (c)	164,400	1,507,548

E-Commerce (0.8%)
eDiets.com, Inc. (b) (c)	274,000	923,380

Electronics (6.6%)
CyberOptics Corp. (b) (c)	135,600	1,719,408
Directed Electronics, Inc. (b)	124,300	1,709,125
International Display Works, Inc. (b) (c)	393,300	2,521,053

	Shares or Principal Amount	Value

Electronics (continued)
LaBarge, Inc. (b)	61,550	$797,688
NovAtel, Inc. (b)	25,300	943,943

		7,691,217

Engineering Services (1.2%)
ENGlobal Corp. (b) (c)	232,900	1,388,084

Financial (3.1%)
FirstCity Financial Corp. (b) (c)	141,300	1,497,780
Medallion Financial Corp.	172,708	2,063,861

		3,561,641

Food Products & Services (1.3%)
SunOpta, Inc. (b) (c)	153,700	1,513,945

Healthcare (12.3%)
Allied Healthcare International, Inc. (b)	652,080	1,297,639
America Service Group, Inc. (b) (c)	8,900	138,039
AngioDynamics, Inc. (b) (c)	103,800	2,247,270
Bio-Reference Laboratories, Inc. (b) (c)	52,861	1,249,105
Cynosure, Inc. (b)	103,500	1,904,400
Lemaitre Vascular, Inc. (b)	215,270	1,302,384
NovaMed, Inc. (b)	150,000	1,147,500
Option Care, Inc. (c)	116,500	1,476,055
Rockwell Medical Technologies, Inc. (b) (c)	184,838	1,330,834
ThermoGenesis Corp. (b)	521,000	2,209,040

		14,302,266

Household Appliances (1.6%)
Cybex International, Inc. (b) (c)	246,590	1,824,766

Human Resources (2.0%)
Kforce, Inc. (b)	157,300	2,354,781

Insurance Brokers (2.1%)
First Mercury Financial Corp. (b)	30,760	636,732
James River Group, Inc. (b)	59,600	1,786,808

		2,423,540

Internet (6.4%)
Health Grades, Inc. (b)	366,500	1,740,875
iMergent, Inc. (b)	153,500	2,563,450

2006 Annual Report	147

Statement of Investments (Continued)

October 31, 2006

Gartmore Micro Cap Equity Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Internet (continued)
TheStreet.com, Inc. (c)	187,100	$1,702,610
Youbet.com, Inc. (b) (c)	340,000	1,438,200

		7,445,135

Machinery (3.3%)
BTU International, Inc (b) (c)	181,500	1,805,925
Gehl Co. (b) (c)	69,468	1,982,617

		3,788,542

Metal Processors (2.1%)
Sun Hydraulics Corp. (c)	111,500	2,395,020

Motor Vehicle Parts & Accessories (3.0%)
Amerigon, Inc. (b) (c)	202,300	1,766,079
Fuel Systems Solutions, Inc. (b) (c)	133,650	1,753,488

		3,519,567

Oil & Gas (1.2%)
TGC Industries, Inc. (b) (c)	184,000	1,444,400

Pollution Control (0.1%)
Flanders Corp. (b)	11,600	116,464

Printing (1.4%)
Multi-Color Corp.	50,020	1,608,143

Research & Development (1.5%)
Kendle International, Inc. (b)	50,000	1,731,000

Restaurants (1.6%)
Buffalo Wild Wings, Inc. (b)	35,500	1,835,350

Retail (3.9%)
Collegiate Pacific, Inc. (c)	140,000	1,400,000
Lenox Group, Inc. (b)	235,371	1,414,580
United Retail Group, Inc. (b)	93,447	1,679,242

		4,493,822

Semiconductors (4.6%)
FSI International, Inc. (b) (c)	311,400	1,824,804
Rudolph Technologies, Inc. (b) (c)	64,400	1,137,304
Tvia, Inc. (b) (c)	343,562	412,274
Ultra Clean Holdings (b) (c)	152,500	1,990,125

		5,364,507

	Shares or Principal Amount	Value

Technology (1.1%)
Merge Technologies, Inc. (b) (c)	165,800	$1,278,318

Telecommunications (3.1%)
Radyne, Inc. (b)	173,900	1,756,390
Sirenza Microdevices, Inc. (b) (c)	256,673	1,881,413

		3,637,803

Transportation Services (7.1%)
Celadon Group, Inc. (b) (c)	122,400	2,296,224
Dynamex, Inc. (b) (c)	58,300	1,235,377
Marten Transport Ltd. (b) (c)	71,194	1,211,010
MC Shipping, Inc. (c)	182,000	1,783,600
Quality Distribution, Inc. (b) (c)	116,800	1,740,320

		8,266,531

Veterinary Diagnostics (1.6%)
Neogen Corp. (b)	91,043	1,868,202

Wireless Equipment (3.3%)
Globecomm Systems, Inc. (b) (c)	195,900	1,792,485
RELM Wireless Corp. (b) (c)	270,000	2,011,500

		3,803,985

Total Common Stocks		112,733,614

Repurchase Agreements (2.5%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,500,290, collateralized by U.S. Government Agency Mortgages with a market value of $ 1,530,079	1,500,075	1,500,075
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,432,435, collateralized by U.S. Government Agency Mortgages with a market value of $ 1,460,876	1,432,229	1,432,229

Total Repurchase Agreements		2,932,304

148	Annual Report 2006

Short-Term Securities Held as Collateral for Securities on Loan (28.3%)

	Shares or Principal Amount	Value

Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $22,386,734, collateralized by U.S. Government Agency Mortgages with a market value of $22,831,094	$22,383,426	$22,383,426
Bank of America Corp. Master Note, 5.38%, 11/01/06 (d)	2,000,000	2,000,000
Citigroup Global Markets Inc. Master Note, 5.38%, 11/01/06 (d)	3,000,000	3,000,000
General Electric Capital Corp. Medium Term Note, 5.39%, 12/08/06 (d)	1,500,043	1,500,043
Islandsbanki HF Corp. Medium Term Note, 5.39%, 11/22/06 (d)	1,000,000	1,000,000
Unicredito Italiano Bank Plc Medium Term Note, 5.33%, 11/09/06 (d)	3,000,000	3,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		32,883,469

Total Investments (Cost $139,649,275) (a) — 127.8%		148,549,387

Liabilities in excess of other assets — (27.8)%		(32,325,848)

NET ASSETS — 100.0%		$116,223,539

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of security was on loan as of October 31, 2006.
(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2006. The maturity date represents the actual maturity date.

See notes to financial statements.

2006 Annual Report	149

Gartmore U.S. Growth Leaders Long-Short Fund

For the annual period ended Oct. 31, 2006, the Gartmore U.S. Growth Leaders Long-Short Fund (Class A at NAV) returned 5.27% versus 4.54% for its benchmark, the Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 44 funds as of Oct. 31, 2006) was 10.02%.

Led by the small-capitalization sector, most broad based stock indexes posted healthy double-digit gains during the reporting period. Gains at the beginning and end of the period were interrupted by a correction that began shortly after the Federal Reserve Board raised short-term interest rates at its May 2006 Federal Open Market Committee meeting. Investors were driven out of technology and other economically sensitive names and into defensive investments due to inflation fears and concerns that the Federal Reserve might continue to tighten credit for a longer period than previously expected. By mid-July, however, the outlook for inflation had improved somewhat and further evidence of a slowing economy had emerged, giving the Fed the flexibility to hold interest rates steady at its August, September and October meetings. Falling energy prices in the final months of the reporting period added to investors’ optimism. As a result, stock markets advanced smartly to end the period near their 12-month highs.

The Fund benefited from its investments in the industrials, consumer discretionary and health-care sectors. In industrials, the Fund’s long positions in The Boeing Co., UAL Corp. and Rockwell Collins, Inc. helped Fund performance, while Fund holdings in Panera Bread Co. and Starwood Hotels and Resorts Worldwide, Inc. were standouts in the consumer discretionary sector. In health care, the Fund’s long positions in Adolor Corp., Myogen, Inc. and Gilead Sciences, Inc. provided performance boosts. On the short side, a sizable Fund position in enterprise software developer CA, Inc. was beneficial, as was our decision to sell short homebuilder M.D.C. Holdings, Inc.

Detractors from Fund performance in the technology sector included the Fund’s long positions in security software provider McAfee, Inc. and Linux distributor Red Hat, Inc. McAfee was one of a number of technology stocks to be hit with questions about its stock options pricing policies, whereas Red Hat made an acquisition that proved to be more difficult to integrate than anticipated. In health care, the Fund’s holdings in St. Jude Medical, Inc. hampered performance due to a lull in defibrillator sales. Among the Fund’s ETF (exchange-traded fund) holdings, short positions in the iShares Inc. Russell 2000® Growth Index Fund, the Merrill Lynch Oil Service HOLDRS Trust and the iShares Trust Russell 1000® Index Fund were counterproductive.

The Fund’s net long position averaged 27% during the reporting period, fluctuating within a range of 15% to 38%. The size of the bias to the long side reflects our belief that the market should continue to perform reasonably well through the end of the year due to an accommodative Fed, contained inflation and slow but healthy economic growth. Some sectors could experience volatility, as investors sort out the significance of the recent mid-term elections. Overall, though, we look for a constructive environment for stocks over the near term.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

150	Annual Report 2006

Fund Performance	Gartmore U.S. Growth Leaders Long-Short Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	5.27%	5.58%	11.46%
	w/SC4	-0.78%	4.33%	10.72%
Class B2	w/o SC3	4.53%	4.91%	11.06%
	w/SC5	-0.47%	4.61%	11.06%
Class C6	w/o SC3	4.48%	4.77%	9.72%
	w/SC7	3.48%	4.77%	9.72%
Class R8,10		4.91%	5.43%	11.37%
Institutional Class[9,10]		5.60%	5.70%	11.53%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund. The Fund subsequently changed its name to the Gartmore U.S. Growth Leaders Long-Short Fund on July 1, 2004.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares in February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

2006 Annual Report	151

Fund Performance (Continued)	Gartmore U.S. Growth Leaders Long-Short Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Long-Short Fund, the Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

152	Annual Report 2006

Shareholder Expense Example	Gartmore U.S. Growth Leaders Long-Short Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

U.S. Growth Leaders Long-Short Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$997.90	$13.24	2.63%
	Hypothetical	[1]	$1,000.00	$1,011.74	$13.42	2.63%
Class B	Actual		$1,000.00	$994.50	$16.94	3.37%
	Hypothetical	[1]	$1,000.00	$1,008.01	$17.20	3.37%
Class C	Actual		$1,000.00	$994.30	$16.94	3.37%
	Hypothetical	[1]	$1,000.00	$1,008.01	$17.20	3.37%
Class R	Actual		$1,000.00	$995.60	$16.05	3.19%
	Hypothetical	[1]	$1,000.00	$1,008.92	$16.28	3.19%
Institutional Class	Actual		$1,000.00	$999.20	$11.94	2.37%
	Hypothetical	[1]	$1,000.00	$1,013.05	$12.10	2.37%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	153

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

October 31, 2006	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	69.1%
Repurchase Agreements	25.9%
Other assets in excess of liabilities	5.0%

100.0%

Top Industries
Technology	16.8%
Finance	9.1%
Health Care	8.2%
Consumer Staple	6.7%
Capital Goods & Defense	6.2%
Computer Software & Services	5.9%
Consumer Cyclical	5.8%
Energy	4.7%
Casinos & Gambling	1.4%
Multimedia	1.3%
Other Assets	33.9%

100.0%

Top Holdings*
PepsiCo, Inc.	2.5%
Altria Group, Inc.	2.1%
Intel Corp.	2.0%
Fortune Brands, Inc.	2.0%
Baxter International, Inc.	2.0%
Citrix Systems, Inc.	1.8%
State Street Corp.	1.8%
Integrated Device Technology, Inc.	1.8%
XTO Energy, Inc.	1.7%
Broadcom Corp.	1.5%
Other Assets	80.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

154	Annual Report 2006

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

October 31, 2006	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	32.4%
Mutual Funds	10.3%
Other Assets	57.3%

100.0%

Top Industries
Consumer Cyclical	5.8%
Consumer Staple	5.1%
Energy	4.8%
Technology	4.7%
Capital Goods & Defense	3.7%
Construction	1.9%
Insurance	1.6%
Casinos & Gambling	1.6%
Health Care	1.3%
Business Services	1.0%
Other Assets	68.5%

100.0%

Top Holdings
iShares Russell 2000 Growth	10.5%
iShares Russell 1000 Index	9.1%
BP Amoco PLC ADR—GB	5.7%
Semiconductor HOLDRs Trust	4.6%
Bowater, Inc.	4.5%
Kraft Foods, Inc.	4.5%
Masco Corp.	4.5%
CA, Inc.	4.2%
Walgreen Co.	4.1%
SAFECO Corp.	3.8%
Other Assets	44.5%

100.0%

2006 Annual Report	155

Statement of Investments

October 31, 2006

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Long Positions (c) (69.1%)

	Shares or Principal Amount	Value

Airlines (0.8%)
UAL Corp. (b)	21,230	$763,006

Capital Goods & Defense (6.2%)
AMETEK, Inc.	20,940	977,479
Boeing Co.	18,610	1,486,195
Caterpillar, Inc.	13,980	848,726
Emerson Electric Co.	17,610	1,486,283
Rockwell Collins, Inc.	22,610	1,313,189

		6,111,872

Casinos & Gambling (1.4%)
Boyd Gaming Corp.	34,030	1,343,164

Computer Software & Services (5.9%)
ANSYS, Inc. (b)	14,000	644,000
Cisco Systems, Inc. (b)	42,840	1,033,729
Hyperion Solutions Corp. (b)	26,410	987,734
Internap Network Services Corp. (b)	63,270	1,042,690
Juniper Networks, Inc. (b)	86,380	1,487,463
SPSS, Inc. (b)	19,500	539,565

		5,735,181

Consumer Cyclical (5.8%)
Abercrombie & Fitch Co., Class A	12,540	961,191
Best Buy Co., Inc.	15,530	858,033
Fortune Brands, Inc.	25,460	1,959,147
Pacific Sunwear of California, Inc. (b)	27,820	490,188
Panera Bread Co., Class A (b)	11,900	735,420
Standard Pacific Corp.	29,050	703,882

		5,707,861

Consumer Staple (6.7%)
Altria Group, Inc.	25,310	2,058,462
Colgate-Palmolive Co.	16,500	1,055,505
CVS Corp.	31,140	977,173
PepsiCo, Inc.	38,930	2,469,719

		6,560,859

Energy (4.7%)
Peabody Energy Corp.	17,200	721,884
Praxair, Inc.	16,470	992,318
Valero Energy Corp.	23,840	1,247,547
XTO Energy, Inc.	36,150	1,686,759

		4,648,508

	Shares or Principal Amount	Value

Finance (9.1%)
Capital One Financial Corp.	11,880	$942,440
Chicago Mercantile Exchange Holdings, Inc.	1,970	986,970
E*TRADE Group, Inc. (b)	56,600	1,317,648
Goldman Sachs Group, Inc.	7,030	1,334,224
IntercontinentalExchange, Inc. (b)	12,840	1,083,953
State Street Corp.	26,970	1,732,283
Wachovia Corp.	27,070	1,502,385

		8,899,903

Health Care (8.2%)
Baxter International, Inc.	41,640	1,914,190
BioMarin Pharmaceutical, Inc. (b)	32,360	518,731
Gilead Sciences, Inc. (b)	19,050	1,312,545
Human Genome Sciences, Inc. (b)	53,400	712,890
Pharmion Corp. (b)	27,250	666,263
Shire PLC ADR — GB	14,260	782,161
WellPoint, Inc. (b)	15,610	1,191,355
Wyeth	18,620	950,179

		8,048,314

Hotels (1.2%)
Starwood Hotels & Resorts Worldwide, Inc.	19,170	1,145,216

Internet (1.0%)
Google, Inc., Class A (b)	2,120	1,009,947

Multimedia (1.3%)
Comcast Corp., Class A (b)	30,870	1,255,483

Technology (16.8%)
Broadcom Corp. (b)	49,920	1,511,078
CheckFree Corp. (b)	32,100	1,267,308
Ciena Corp. (b)	45,808	1,076,946
Citrix Systems, Inc. (b)	58,740	1,734,592
Corning, Inc. (b)	70,040	1,430,917
Integrated Device Technology, Inc. (b)	108,230	1,715,446
Intel Corp.	93,020	1,985,047
KLA-Tencor Corp.	19,660	966,682
Motorola, Inc.	38,910	897,265
NovAtel, Inc. — CA (b)	11,980	446,974
NVIDIA Corp. (b)	33,970	1,184,534

156	Annual Report 2006

Common Stocks - Long Positions (c) (continued)

	Shares or Principal Amount	Value

Technology (continued)
SiRF Technology Holdings, Inc. (b)	34,700	$975,764
Sun Microsystems, Inc. (b)	217,150	1,179,125

		16,371,678

Total Common Stocks - Long Positions (c)		67,600,992

Repurchase Agreements (25.9%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $12,977,483, collateralized by U.S. Government Agency Mortgages with a market value of $13,235,155	$12,975,620	12,975,620
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $12,390,530, collateralized by U.S. Government Agency Mortgages with a market value of $12,636,547	12,388,751	12,388,751

Total Repurchase Agreements		25,364,371

Total Investments (Cost $89,490,233) (a) — 95.0%		92,965,363

Other assets in excess of liabilities — 5.0%		4,910,103

NET ASSETS — 100.0%		$97,875,466

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All long positions held as collateral for securities sold short.

ADR	American Depository Receipt
CA	Canada
GB	United Kingdom

See notes to financial statements.

2006 Annual Report	157

Statement of Securities Sold Short

October 31, 2006

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Short Positions (32.4%)

	Shares	Value

Business Services (1.0%)
Monster Worldwide, Inc. (b)	23,420	$948,744

Capital Goods & Defense (3.7%)
American Standard Cos., Inc.	27,840	1,233,034
Cummins, Inc.	11,530	1,464,079
Terex Corp. (b)	18,360	950,314

		3,647,427

Casinos & Gambling (1.6%)
Station Casinos, Inc.	25,440	1,534,032

Construction (1.9%)
Masco Corp.	68,350	1,889,878

Consumer Cyclical (5.8%)
Bowater, Inc.	90,900	1,900,718
Gap, Inc. (The)	47,650	1,001,603
International Paper Co.	35,480	1,183,258
P.F. Chang’s China Bistro, Inc. (b)	19,760	826,363
Urban Outfitters, Inc. (b)	37,860	662,550

		5,574,492

Consumer Staple (5.1%)
Coca-Cola Enterprises, Inc.	70,160	1,405,305
Kraft Foods, Inc.	55,070	1,894,408
Walgreen Co.	38,950	1,701,336

		5,001,049

Energy (4.8%)
BP Amoco PLC ADR — GB	35,530	2,384,063
EOG Resources, Inc.	23,080	1,535,512
Tidewater, Inc.	16,060	798,664

		4,718,239

Finance (0.9%)
MasterCard, Inc.	12,110	897,351

Health Care (1.3%)
Mylan Laboratories, Inc.	62,570	1,282,685

Insurance (1.6%)
SAFECO Corp.	27,510	1,600,807

Technology (4.7%)
Autodesk, Inc. (b)	37,960	1,395,030
CA, Inc.	70,260	1,739,637

	Shares	Value

Technology (continued)
Cabot Microelectronics Corp. (b)	15,810	$451,376
Dell, Inc. (b)	41,560	1,011,155

		4,597,198

Total Common Stocks - Short Positions		31,691,902

Mutual Funds (10.3%)
Equity Funds (10.3%)
iShares Russell 1000 Index	50,990	3,803,344
iShares Russell 2000 Growth	56,860	4,381,063
Semiconductor HOLDRs Trust	56,880	1,933,920

Total Mutual Funds		10,118,327

Total Securities Sold Short (Proceeds $40,596,378) (a) — 42.7%		$41,810,229

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depository Receipt
GB	United Kingdom
HOLDR	Holding Company Depository Receipt

See notes to financial statements.

158	Annual Report 2006

Gartmore Value Opportunities Fund

For the annual period ended Oct. 31, 2006, the Gartmore Value Opportunities Fund (Class A at NAV) returned 17.79% versus 19.98% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%.

Small-capitalization stocks continued their dominance over large- and mid-cap stocks during the reporting period. The exception to that trend occurred during May through July, when stocks declined sharply and investors became concerned about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at its August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

During the reporting period, stock selection for the Fund was weak in the financials and information technology sectors, and this contributed to Fund underperformance. The Fund’s holdings in financials name Scottish Re Group Ltd., a provider of reinsurance services, was affected by fears of insolvency; this surprise led to a dramatic decline in the company’s stock price. We sold the Fund’s position in Scottish Re because we were unable to confirm the company’s ability to remain solvent. The Fund’s holdings in information technology name SafeNet, Inc. faced issues with its business execution plan that ultimately led to the departure of the chief financial officer and an abandoned acquisition; this provider of infrastructure software products also was faced with a stock option expense investigation. In light of these developments, we eliminated the Fund’s position in SafeNet.

Conversely, our stock selection for the Fund was strong in the industrials and materials sectors, and this contributed to Fund performance. Industrials name Robbins & Myers, Inc. and materials name Allegheny Technologies Inc. were particularly strong performers for the Fund. Robbins & Myers, a manufacturer of pumps and processing equipment, benefited from strong oil, gas and chemical end markets, while vastly improving the pharmaceutical segment of its business. This relatively small market cap company increased its visibility with investors by delivering strong quarterly earnings that exceeded Wall Street expectations. Allegheny Technologies manufactures specialty metals, and the company’s earnings benefited from a strong global commodity environment.

The market currently is dealing with many uncertainties, including the direction of interest rates, the future of economic growth and the sustainability of consumer spending. In response to such an environment, we have positioned the Fund slightly more defensively, reflected by our overweight positions in the health-care and telecommunications sectors. We are optimistic about the overall market, however, because we continue to find individual companies with strong fundamental outlooks across all sectors. The steep decline in the prices of energy and raw materials is likely to temper any decline in economic growth. In addition, the combination of a moderating economy and attractive valuations is likely to further fuel merger-and-acquisition activity, providing a solid underpinning for equity valuations.

Our objective remains the same—to buy, at attractive valuations, well-positioned companies in which we see tangible evidence of fundamental improvement. As 2007 unfolds, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style can provide the potential for favorable results.

Portfolio Managers:

Jeffrey Petherick, CFA and Mary Champagne, CFA

2006 Annual Report	159

Fund Performance	Gartmore Value Opportunities Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	17.79%	12.41%	12.31%
	w/SC3	10.99%	11.09%	11.34%
Class B	w/o SC2	17.02%	11.67%	11.60%
	w/SC4	12.02%	11.41%	11.60%
Class C5	w/o SC2	16.99%	11.67%	11.59%
	w/SC6	15.99%	11.67%	11.59%
Class R7,9		17.59%	12.01%	11.85%
Institutional Class[8,9]		18.21%	12.69%	12.62%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

160	Annual Report 2006

Shareholder Expense Example	Gartmore Value Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Value Opportunities Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$990.40	$6.42	1.28%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.28%
Class B	Actual		$1,000.00	$987.50	$9.92	1.98%
	Hypothetical	[1]	$1,000.00	$1,015.02	$10.11	1.98%
Class C	Actual		$1,000.00	$986.80	$9.92	1.98%
	Hypothetical	[1]	$1,000.00	$1,015.02	$10.11	1.98%
Class R	Actual		$1,000.00	$989.00	$7.72	1.54%
	Hypothetical	[1]	$1,000.00	$1,017.24	$7.86	1.54%
Institutional Class	Actual		$1,000.00	$991.80	$5.07	1.01%
	Hypothetical	[1]	$1,000.00	$1,019.91	$5.16	1.01%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	161

Portfolio Summary	Gartmore Value Opportunities Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.5%
Repurchase Agreements	2.4%
Other Investments*	12.6%
Liabilities in excess of other assets**	-11.5%

100.0%

Top Industries
Real Estate Investment Trusts	9.2%
Commercial Banks	7.4%
Specialty Retail	5.3%
Communications Equipment	5.0%
Machinery	4.8%
Insurance	3.8%
Chemicals	3.8%
Thrifts & Mortgage Finance	3.2%
Health Care Providers & Services	3.1%
Internet Software & Services	3.0%
Other Assets	51.4%

100.0%

Top Holdings***
Trammell Crow Co.	1.5%
Advanta Corp., Class B	1.3%
BankUnited Financial Corp., Class A	1.3%
inVentiv Health, Inc.	1.3%
SVB Financial Group	1.3%
Triad Guaranty, Inc.	1.3%
Banner Corp.	1.2%
Per-Se Technologies, Inc.	1.2%
Perrigo Co.	1.2%
Colonial BancGroup, Inc.	1.2%
Other Assets	87.2%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

162	Annual Report 2006

Gartmore Value Opportunities Fund

Common Stocks (96.5%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Aerospace & Defense (0.7%)
United Industrial Corp.	2,300	$103,523

Airlines (0.7%)
Continental Airlines, Inc. (b)	3,200	118,016

Chemicals (3.8%)
Airgas, Inc.	2,400	90,744
Hercules, Inc. (b)	7,500	136,500
Minerals Technologies, Inc.	1,800	99,288
RPM International, Inc.	6,600	126,390
Sensient Technologies Corp.	4,100	94,505
Spartech Corp.	2,400	65,760

		613,187

Commercial Banks (7.4%)
Banner Corp.	4,600	199,916
Colonial BancGroup, Inc.	7,900	188,336
First Indiana Corp. (c)	6,500	165,880
First Midwest Bancgroup, Inc.	3,400	129,302
Greene County Bancshares, Inc.	3,000	113,100
Security Bank Corp. (c)	7,666	185,747
SVB Financial Group (b)	4,400	202,488

		1,184,769

Commercial Services & Supplies (2.5%)
Acco Brands Corp. (b)	4,100	99,630
Tetra Tech, Inc. (b)	6,800	123,624
Waste Connections, Inc. (b)	4,200	170,898

		394,152

Communications Equipment (5.0%)
3Com Corp. (b)	18,900	91,854
Arris Group, Inc. (b)	10,100	135,340
C-COR, Inc. (b)	18,500	184,815
F5 Networks, Inc. (b)	1,500	99,285
Finisar Corp. (b) (c)	49,200	171,216
Mastec, Inc. (b)	10,900	119,355

		801,865

Computers & Peripherals (1.7%)
Hutchinson Technology, Inc. (b) (c)	4,800	111,120
Komag, Inc. (b)	4,300	164,475

		275,595

	Shares or Principal Amount	Value

Consumer Finance (1.3%)
Advanta Corp., Class B	5,442	$213,544

Containers & Packaging (1.7%)
Caraustar Industries, Inc. (b) (c)	12,600	136,458
Silgan Holdings, Inc.	3,410	141,072

		277,530

Diversified Telecommunication Services (2.2%)
Cogent Communications Group, Inc. (b)	10,900	154,344
Covad Communications Group, Inc. (b) (c)	74,700	99,351
Iowa Telecommunications Services, Inc.	4,800	95,712

		349,407

Electric Utilities (2.9%)
ALLETE, Inc.	4,100	184,910
Cleco Corp.	5,900	151,630
IDACORP, Inc.	3,300	130,119

		466,659

Electrical Equipment (1.1%)
General Cable Corp. (b)	2,400	90,240
Power-One, Inc. (b)	13,600	93,024

		183,264

Electronic Equipment & Instruments (0.8%)
CalAmp Corp. (b)	8,900	59,185
Kemet Corp. (b)	10,300	75,705

		134,890

Energy Equipment & Services (1.8%)
Hanover Compressor Co. (b) (c)	9,700	179,644
Hornbeck Offshore Services, Inc. (b)	2,877	103,831

		283,475

Food & Staples Retailing (1.7%)
Casey’s General Stores, Inc.	5,600	135,912
The Andersons, Inc.	3,900	140,205

		276,117

Food Products (0.3%)
Reddy Ice Holdings, Inc.	2,020	48,480

2006 Annual Report	163

Statement of Investments (Continued)

October 31, 2006

Gartmore Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Gas Utilities (1.6%)
South Jersey Industries, Inc.	3,600	$111,348
WGL Holdings, Inc.	4,300	139,535

		250,883

Health Care Equipment & Supplies (0.8%)
IntraLase Corp. (b) (c)	6,700	131,722

Health Care Providers & Services (3.1%)
AMN Healthcare Services, Inc. (b)	7,005	177,156
Chemed Corp.	3,200	113,568
inVentiv Health, Inc. (b)	7,200	205,920

		496,644

Health Care Technology (1.2%)
Per-Se Technologies, Inc. (b) (c)	7,800	190,944

Hotels Restaurants & Leisure (2.9%)
CEC Entertainment, Inc. (b)	2,100	72,387
Denny’s Corp. (b)	21,400	90,950
Jack in the Box, Inc. (b)	1,200	67,332
Rare Hospitality International, Inc. (b)	4,100	129,191
Vail Resorts, Inc. (b)	2,700	104,355

		464,215

Household Durables (1.3%)
Jarden Corp. (b) (c)	2,550	91,749
Tupperware Corp.	5,200	110,396

		202,145

Insurance (3.8%)
National Financial Partners Corp. (c)	4,700	185,180
Seabright Insurance Holdings, Inc. (b)	8,330	136,695
The Hanover Insurance Group, Inc.	3,600	163,260
Tower Group, Inc. (c)	3,650	129,028

		614,163

Internet Software & Services (3.0%)
Internet Capital Group, Inc. (b)	14,200	148,816
Jupitermedia Corp. (b)	16,500	145,035
ValueClick, Inc. (b)	5,000	94,000
Website Pros, Inc. (b)	8,300	89,142

		476,993

	Shares or Principal Amount	Value

Leisure Equipment & Products (2.4%)
K2, Inc. (b)	7,400	$101,084
MarineMax, Inc. (b) (c)	3,900	111,189
RC2 Corp. (b)	3,900	176,202

		388,475

Life Sciences Tools & Services (1.8%)
Invitrogen Corp. (b)	1,900	110,219
Varian, Inc. (b)	3,800	178,182

		288,401

Machinery (4.8%)
CLARCOR, Inc. (c)	5,400	175,932
ESCO Technologies, Inc. (b)	4,000	173,680
Federal Signal Corp.	5,100	77,826
Gardner Denver, Inc. (b)	2,000	67,980
Robbins & Myers, Inc.	4,500	173,205
Trinity Industries, Inc.	2,950	106,377

		775,000

Marine Services (0.9%)
American Commercial Lines, Inc. (b)	2,300	147,545

Media (2.0%)
DreamWorks Animation SKG, Inc. (b)	1,000	26,450
Gemstar-TV Guide International, Inc. (b)	42,800	148,944
Lions Gate Entertainment Corp. — CA (b) (c)	12,600	127,638
Salem Communications Corp.	781	10,379

		313,411

Metals & Mining (1.3%)
Royal Gold, Inc.	2,600	76,544
Stillwater Mining Co. (b)	12,300	132,225

		208,769

Oil Gas & Consumable Fuels (2.0%)
CNX Gas Corp. (b)	4,100	107,215
Foundation Coal Holdings, Inc.	3,700	135,827
Warren Resources, Inc. (b) (c)	5,900	69,561

		312,603

164	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Pharmaceuticals (1.9%)
K-V Pharmaceutical Co. (b)	5,500	$122,760
Perrigo Co.	10,600	189,634

		312,394

Real Estate Investment Trusts (9.2%)
American Campus Communities, Inc.	5,600	149,128
Annaly Mortgage Management, Inc.	14,270	187,223
BioMed Realty Trust, Inc.	3,920	126,342
Eagle Hospitality Properties Trust	10,840	101,679
First Industrial Realty Trust (c)	2,600	119,522
First Potomac Realty Trust	4,100	126,854
JER Investors Trust, Inc.	10,300	184,988
KKR Financial Corp.	4,900	131,467
Medical Properties Trust, Inc.	8,290	112,578
Newcastle Investment Corp.	3,400	100,878
Winston Hotels, Inc.	11,800	142,780

		1,483,439

Real Estate Management & Development (1.5%)
Trammell Crow Co. (b)	4,893	238,534

Semiconductors & Semiconductor Equipment (1.8%)
Cirrus Logic, Inc. (b)	15,400	108,724
Cymer, Inc. (b)	2,100	97,293
Photronics, Inc. (b)	6,000	83,940

		289,957

Software (2.5%)
Intergraph Corp. (b)	2,200	96,118
Parametric Technology Corp. (b)	3,420	66,827
Sonic Solutions (b)	7,400	119,436
THQ, Inc. (b)	3,800	114,266

		396,647

Specialty Retail (5.3%)
Aeropostale, Inc. (b)	2,700	79,137
Hot Topic, Inc. (b)	5,200	52,572
Jos. A. Bank Clothiers, Inc. (b) (c)	3,200	95,008
New York & Co., Inc. (b)	7,800	101,400
Payless Shoesource, Inc. (b)	4,400	117,700

	Shares or Principal Amount	Value

Specialty Retail (continued)
Sonic Automotive, Inc. (c)	$5,300	$139,390
Tween Brands, Inc. (b)	2,000	83,640
United Auto Group, Inc.	4,000	91,920
United Retail Group, Inc. (b)	5,000	89,850

		850,617

Textiles Apparel & Luxury Goods (0.9%)
Phillips-Van Heusen Corp.	3,000	137,280

Thrifts & Mortgage Finance (3.2%)
BankUnited Financial Corp., Class A	7,900	213,063
First Place Financial Corp.	4,400	102,476
Triad Guaranty, Inc. (b) (c)	3,900	200,889

		516,428

Trading Companies & Distributors (0.8%)
Interline Brands, Inc. (b)	5,100	122,094

Wireless Telecommunication Services (0.9%)
Dobson Communications Corp. (b)	18,100	140,456

Total Common Stocks		15,474,232

Repurchase Agreements (2.4%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $197,740, collateralized by U.S. Government Agency Mortgages with a market value of $201,666	$197,712	197,712
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $188,796, collateralized by U.S. Government Agency Mortgages with a market value of $192,545	188,769	188,769

Total Repurchase Agreements		386,481

2006 Annual Report	165

Statement of Investments (Continued)

October 31, 2006

Gartmore Value Opportunities Fund (Continued)

Short-Term Securities Held as Collateral for Securities on Loan (12.6%)

	Shares or Principal Amount	Value

Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $625,967, collateralized by U.S. Government Agency Mortgages with a market value of $638,392	$625,875	$625,875
Bank of America Note, 5.31%, 11/01/06	1,000,000	1,000,000
Beta Finance, Inc. Medium Term Note, 5.37%, 11/01/06	200,000	200,000
Unicredito Italiano Bank (IRE) PLC, 5.33%,11/09/06	200,000	200,000

Total Short-Term Securities Held as Collateral for Securities on Loan		2,025,875

Total Investments (Cost $16,709,718) (a) — 111.5%		17,886,588

Liabilities in excess of other assets — (11.5)%		(1,838,574)

NET ASSETS — 100.0%		$16,048,014

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of security was on loan as of October 31, 2006.

CA	Canada

See notes to financial statements.

166	Annual Report 2006

Statements of Assets and Liabilities

October 31, 2006

	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
Assets:
Investments, at value (cost $23,426,047; $114,333,545; $64,125,862; and $15,697,362; respectively)*	$23,762,659	$123,233,657	$67,600,992	$16,874,232
Repurchase agreements, at cost and value**	592,613	25,315,730	25,364,371	1,012,356

Total Investments	24,355,272	148,549,387	92,965,363	17,886,588

Deposits with broker for securities sold short	—	—	41,280,861	—
Interest and dividends receivable	563,313	52,986	316,460	9,841
Receivable for capital shares issued	11,687	46,637	272,350	20,581
Receivable for investments sold	—	2,251,960	11,385,790	507,511
Receivable from administrator	—	19,596	7,272	—
Prepaid expenses	162	2,030	367	2,064

Total Assets	24,930,434	150,922,596	146,228,463	18,426,585

Liabilities
Securities sold short, at value (proceeds $0; $0; $40,596,378; and $0; respectively)	—	—	41,810,229	—
Payable to custodian	—	—	—	3,750
Distributions payable	11,114	—	—	—
Payable for investments purchased	295,000	1,427,796	6,223,119	317,342
Payable for dividends on securities sold short	—	—	—	—
Payable for capital shares redeemed	3,658	167,060	98,916	—
Payable for return of collateral received for securities on loan	—	32,883,469	—	2,025,875
Accrued expenses and other payables Investment advisory fees	9,194	124,372	125,501	6,474
Fund administration and transfer agent fees	2,068	—	—	1,742
Distribution fees	2,452	49,168	42,607	5,460
Administrative servicing fees	6,245	16,315	2,016	9,307
Trustee fees	3	15	13	2
Compliance program fees (Note 3)	141	935	842	63
Other	12,619	29,927	49,754	8,556

Total Liabilities	342,494	34,699,057	48,352,997	2,378,571

Net Assets	$24,587,940	$116,223,539	$97,875,466	$16,048,014

Represented by:
Capital	$59,881,579	$79,331,560	$112,664,299	$12,727,307
Accumulated net investment income (loss)	1	—	418,264	—
Accumulated net realized gains (losses) from investment transactions	(35,630,252)	27,991,867	(17,468,376)	2,143,837
Net unrealized appreciation (depreciation) on investments	336,612	8,900,112	2,261,279	1,176,870

Net Assets	$24,587,940	$116,223,539	$97,875,466	$16,048,014

*	Includes securities held as collateral for securities on loan of $0; $10,500,043; $0; $1,400,000; respectively.
**	Includes securities held as collateral for securities on loan of $0; $22,383,426; $0; $625,875; respectively.

See notes to financial statements.

2006 Annual Report	167

Statements of Assets and Liabilities

October 31, 2006

	Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund		Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
Net Assets:
Class A Shares	$3,248,960		$57,257,448		$48,717,366		$12,776,962
Class B Shares	749,496		7,116,782		1,033,461		2,600,247
Class C Shares	1,393,958		36,076,472		36,585,660		668,091
Class R Shares	1,184		1,471		1,138		1,370
Institutional Service Class Shares	16,765,074		320,199		—		—
Institutional Class Shares	2,429,268		15,451,167		11,537,841		1,344

Total	$24,587,940		$116,223,539		$97,875,466		$16,048,014

Shares outstanding (unlimited number of shares authorized)
Class A Shares	471,419		2,384,495		4,730,415		824,295
Class B Shares	108,926		306,684		103,264		173,274
Class C Shares	202,423		1,553,153		4,820,379		44,656
Class R Shares	172		63		113		90
Institutional Service Class Shares	2,413,007		13,180		—		—
Institutional Class Shares	349,602		635,996		1,115,656		85

Total	3,545,549		4,893,571		10,769,827		1,042,400

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.89		$24.01		$10.30		$15.50
Class B Shares (a)	$6.88		$23.21		$10.01		$15.01
Class C Shares (b)	$6.89		$23.23		$7.59		$14.96
Class R Shares	$6.88	(c)	$23.53	(c)	$10.11	(c)	$15.25	(c)
Institutional Service Class Shares	$6.95		$24.29		$—		$—
Institutional Class Shares	$6.95		$24.29		$10.34		$15.77	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$7.20		$25.47		$10.93		$16.45

Maximum Sales Charge — Class A Shares	4.25%		5.75%		5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

168	Annual Report 2006

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
INVESTMENT INCOME:
Interest income	$1,931,795	$220,467	$2,593,130	$33,898
Dividend income (net of foreign withholding tax of $0; $0; $6,449; and $0; respectively)	15,820	352,050	496,715	189,101
Income from securities lending	—	451,205	—	8,387

Total Income	1,947,615	1,023,722	3,089,845	231,386

Expenses:
Investment advisory fees	129,318	1,519,635	1,228,120	112,006
Fund administration and transfer agent fees	49,970	217,217	145,480	26,066
Distribution fees Class A	6,923	158,154	110,867	31,675
Distribution fees Class B	6,769	78,953	9,465	26,261
Distribution fees Class C	13,449	379,172	291,408	7,022
Distribution fees Class R	4	7	4	5
Administrative servicing fees Class A	781	45,489	6,454	8,612
Administrative servicing fees Class R	—	1	2	1
Administrative servicing fees Institutional Service Class	7,678	—	—	—
Dividend expense for securities sold short	—	—	456,445	—
Registration and filing fees	45,369	63,199	36,112	51,151
Printing fees	—	—	47,450	23,207
Trustee fees	808	4,153	2,705	543
Compliance program fees (Note 3)	343	1,977	1,647	205
Other	15,104	88,548	5,594	921

Total expenses before reimbursed expenses	276,516	2,556,505	2,341,753	287,675
Earnings credit (Note 5)	(619)	(2,883)	—	—
Expenses reimbursed	(39,379)	—	—	(47,791)
Expenses voluntarily waived by administrator	(1,058)	(39,544)	(18,649)	(304)

Net Expenses	235,460	2,514,078	2,323,104	239,580

Net Investment Income (Loss)	1,712,155	(1,490,356)	766,741	(8,194)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(12,102)	29,605,354	1,579,895	2,185,142
Net change in unrealized appreciation/depreciation from investments	560,256	(7,059,278)	1,122,335	278,825

Net realized/unrealized gains (losses) on investments	548,154	22,546,076	2,702,230	2,463,967

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,260,309	$21,055,720	$3,468,971	$2,455,773

See notes to financial statements.

2006 Annual Report	169

Statements of Changes in Net Assets

	Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,712,155	$1,729,238	$(1,490,356)	$(2,185,672)
Net realized gains (losses) on investment transactions	(12,102)	189,291	29,605,354	8,767,558
Net change in unrealized appreciation/depreciation on investments	560,256	(1,403,019)	(7,059,278)	6,799,515

Change in net assets resulting from operations	2,260,309	515,510	21,055,720	13,381,401

Distributions to Class A Shareholders from:
Net investment income	(198,965)	(239,415)	—	—
Net realized gains on investments	—	—	(4,008,351)	(1,846,386)

Distributions to Class B Shareholders from:
Net investment income	(44,013)	(49,100)	—	—
Net realized gains on investments	—	—	(498,374)	(163,298)

Distributions to Class C Shareholders from:
Net investment income	(87,289)	(95,312)	—	—
Net realized gains on investments	—	—	(2,424,646)	(853,621)

Distributions to Class R Shareholders from:
Net investment income	(80)	(77)	—	—
Net realized gains on investments	—	—	(82)	(23)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(1,254,113)	(1,339,607)	—	—
Net realized gains on investments	—	—	(14,884)	(2,437)

Distributions to Institutional Class Shareholders from:
Net investment income	(127,695)	(5,727)	—	—
Net realized gains on investments	—	—	(556,450)	(59,761)

Change in net assets from shareholder distributions	(1,712,155)	(1,729,238)	(7,502,787)	(2,925,526)

Change in net assets from capital transactions	(13,222)	828,746	(19,671,238)	(3,422,201)

Change in net assets	534,932	(384,982)	(6,118,305)	7,033,674

Net Assets:
Beginning of period	24,053,008	24,437,990	122,341,844	115,308,170

End of period	$24,587,940	$24,053,008	$116,223,539	$122,341,844

Accumulated net investment income (loss) at end of period	$1	$1	$—	$—

See notes to financial statements.

170	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$766,741	$(159,372)	$(8,194)	$(7,088)
Net realized gains (losses) on investment transactions	1,579,895	2,626,065	2,185,142	5,310,694
Net change in unrealized appreciation/depreciation on investments	1,122,335	488,936	278,825	(2,049,777)

Change in net assets resulting from operations	3,468,971	2,955,629	2,455,773	3,253,829

Distributions to Class A Shareholders from:
Net investment income	(222,323)	(796,091)	—	(19,254)
Net realized gains on investments	—	—	(1,550,143)	(2,094,330)

Distributions to Class B Shareholders from:
Net investment income	(1,537)	(18,985)	—	—
Net realized gains on investments	—	—	(361,154)	(468,923)

Distributions to Class C Shareholders from:
Net investment income	(123,499)	(256,975)	—	—
Net realized gains on investments	—	—	(92,659)	(121,288)

Distributions to Class R Shareholders from:
Net investment income	(5)	(32)	—	(2)
Net realized gains on investments	—	—	(164)	(187)

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	—	(6,938)
Net realized gains on investments	—	—	—	(2,552,592)

Distributions to Institutional Class Shareholders from:
Net investment income	(58,083)	(30,947)	—	(4)
Net realized gains on investments	—	—	(156)	(178)

Change in net assets from shareholder distributions	(405,447)	(1,103,030)	(2,004,276)	(5,263,696)

Change in net assets from capital transactions	36,920,085	28,002,160	1,070,787	(15,490,924)

Change in net assets	39,983,609	29,854,759	1,522,284	(17,500,791)

Net Assets:
Beginning of period	57,891,857	28,037,098	14,525,730	32,026,521

End of period	$97,875,466	$57,891,857	$16,048,014	$14,525,730

Accumulated net investment income (loss) at end of period	$418,264	$(5,817)	$—	$—

See notes to financial statements.

2006 Annual Report	171

Statements of Changes in Net Assets (continued)

	Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,055,244	$3,267,190	$5,157,025	$29,351,797
Dividends reinvested	168,007	210,984	1,556,599	903,175
Cost of shares redeemed (a)	(1,732,220)	(4,648,334)	(25,285,415)	(44,080,513)

	491,031	(1,170,160)	(18,571,791)	(13,825,541)

Class B Shares
Proceeds from shares issued	137,033	148,663	486,817	2,228,445
Dividends reinvested	9,231	14,767	192,762	66,705
Cost of shares redeemed (a)	(173,654)	(99,377)	(2,048,919)	(1,565,577)

	(27,390)	64,053	(1,369,340)	729,573

Class C Shares
Proceeds from shares issued	352,807	293,017	3,759,738	17,384,877
Dividends reinvested	2,479	4,614	706,010	231,756
Cost of shares redeemed (a)	(308,964)	(746,139)	(10,472,077)	(12,515,777)

	46,322	(448,508)	(6,006,329)	5,100,856

Class R Shares
Proceeds from shares issued	200	—	—	2
Dividends reinvested	79	83	82	23
Cost of shares redeemed (a)	(200)	—	(102)	—

	79	83	(20)	25

Institutional Service Class Shares
Proceeds from shares issued	1,026,070	2,115,222	68,365	171,187
Dividends reinvested	1,244,688	1,443,956	14,884	2,437
Cost of shares redeemed (a)	(4,169,084)	(2,210,266)	(17,708)	(4,201)

	(1,898,326)	1,348,912	65,541	169,423

Institutional Class Shares
Proceeds from shares issued	1,636,403	1,030,831	10,517,143	10,111,244
Dividends reinvested	127,699	5,738	556,450	59,761
Cost of shares redeemed (a)	(389,040)	(2,203)	(4,862,892)	(5,767,542)

	1,375,062	1,034,366	6,210,701	4,403,463

Change in net assets from capital transactions	$(13,222)	$828,746	$(19,671,238)	$(3,422,201)

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

172	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	302,584	460,085	227,505	1,367,124
Reinvested	24,664	30,036	73,286	40,070
Redeemed	(254,455)	(660,047)	(1,100,284)	(2,056,075)

	72,793	(169,926)	(799,493)	(648,881)

Class B Shares
Issued	20,065	21,233	22,697	105,329
Reinvested	1,358	2,111	9,339	3,017
Redeemed	(25,461)	(14,156)	(90,664)	(76,253)

	(4,038)	9,188	(58,628)	32,093

Class C Shares
Issued	51,793	41,604	171,695	829,503
Reinvested	364	653	34,173	10,472
Redeemed	(45,379)	(106,010)	(465,444)	(606,456)

	6,778	(63,753)	(259,576)	233,519

Class R Shares
Issued	29	—	—	—
Reinvested	13	12	4	1
Redeemed	(31)	—	— (b)	—

	11	12	4	1

Institutional Service Class Shares
Issued	149,775	297,732	2,867	7,895
Reinvested	181,357	204,404	695	107
Redeemed	(607,257)	(310,653)	(769)	(194)

	(276,125)	191,483	2,793	7,808

Institutional Class Shares
Issued	238,579	148,699	441,685	464,797
Reinvested	18,602	843	25,966	2,636
Redeemed	(56,950)	(319)	(206,432)	(270,264)

	200,231	149,223	261,219	197,169

Total change in shares	(350)	116,227	(853,681)	(178,291)

(b)	Amount is less than 1 share

See notes to financial statements.

2006 Annual Report	173

Statements of Changes in Net Assets (continued)

	Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$31,334,366	$19,462,563	$3,443,039	$2,251,626
Dividends reinvested	82,305	553,213	1,518,993	2,042,734
Cost of shares redeemed (a)	(18,390,405)	(11,669,614)	(3,835,243)	(4,748,347)

	13,026,266	8,346,162	1,126,789	(453,987)

Class B Shares
Proceeds from shares issued	295,469	357,674	87,480	100,473
Dividends reinvested	299	864	352,738	455,669
Cost of shares redeemed (a)	(117,793)	(220,207)	(480,647)	(461,294)

	177,975	138,331	(40,429)	94,848

Class C Shares
Proceeds from shares issued	20,715,497	18,472,048	81,521	245,563
Dividends reinvested	20,335	9,370	42,776	51,746
Cost of shares redeemed (a)	(4,455,751)	(2,349,131)	(140,187)	(243,920)

	16,280,081	16,132,287	(15,890)	53,389

Class R Shares
Proceeds from shares issued	1	1	200	—
Dividends reinvested	5	32	164	189
Cost of shares redeemed (a)	—	—	(203)	—

	6	33	161	189

Institutional Service Class Shares
Proceeds from shares issued	—	—	—	773,382
Dividends reinvested	—	—	—	2,559,530
Cost of shares redeemed (a)	—	—	—	(18,518,457)

	—	—	—	(15,185,545)

Institutional Class Shares
Proceeds from shares issued	8,684,508	3,980,265	—	—
Dividends reinvested	58,083	30,947	156	182
Cost of shares redeemed (a)	(1,306,834)	(625,865)	—	—

	7,435,757	3,385,347	156	182

Change in net assets from capital transactions	$36,920,085	$28,002,160	$1,070,787	$(15,490,924)

(a)	Amount includes redemption fees, if any.

See notes to financial statements.

174	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	3,073,002	2,069,240	229,105	146,961
Reinvested	8,011	59,167	110,152	139,332
Redeemed	(1,793,212)	(1,239,751)	(257,542)	(308,654)

	1,287,801	888,656	81,715	(22,361)

Class B Shares
Issued	30,073	38,825	5,987	6,890
Reinvested	30	94	26,265	31,644
Redeemed	(11,736)	(23,682)	(33,672)	(30,561)

	18,367	15,237	(1,420)	7,973

Class C Shares
Issued	2,750,438	2,627,135	5,826	16,605
Reinvested	2,678	1,342	3,195	3,603
Redeemed	(591,306)	(336,177)	(9,584)	(16,413)

	2,161,810	2,292,300	(563)	3,795

Class R Shares
Issued	—	—	14	—
Reinvested	1	3	12	13
Redeemed	—	—	(14)	—

	1	3	12	13

Institutional Service Class Shares
Issued	—	—	—	48,557
Reinvested	—	—	—	172,941
Redeemed	—	—	—	(1,244,048)

	—	—	—	(1,022,550)

Institutional Class Shares
Issued	845,703	420,898	—	—
Reinvested	5,626	3,306	11	12
Redeemed	(129,077)	(65,381)	—	—

	722,252	358,823	11	12

Total change in shares	4,190,231	3,555,019	79,755	(1,033,118)

See notes to financial statements.

2006 Annual Report	175

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)	(0.61)	(0.61)	$5.99	(4.27%	)	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45	(0.56)	(0.56)	$6.88	25.18%		$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Year Ended October 31, 2004	$6.88	0.51	0.20	0.71	(0.51)	(0.51)	$7.08	10.65%		$4,027	1.03%		7.34%		1.20%		7.17%		77.13%
Year Ended October 31, 2005	$7.08	0.50	(0.34)	0.16	(0.50)	(0.50)	$6.74	2.23%		$2,687	1.13%		7.13%		1.35%		6.92%		72.82%
Year Ended October 31, 2006	$6.74	0.49	0.15	0.64	(0.49)	(0.49)	$6.89	9.83%		$3,249	1.14%		7.19%		1.31%		7.02%		63.58%

Class B Shares
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)	(0.56)	(0.56)	$5.98	(5.11%	)	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41	(0.52)	(0.52)	$6.87	24.36%		$764	1.69%		7.81%		1.78%		7.73%		104.54%
Year Ended October 31, 2004	$6.87	0.46	0.20	0.66	(0.46)	(0.46)	$7.07	9.92%		$734	1.70%		6.63%		1.89%		6.45%		77.13%
Year Ended October 31, 2005	$7.07	0.45	(0.34)	0.11	(0.45)	(0.45)	$6.73	1.55%		$760	1.81%		6.46%		2.01%		6.26%		72.82%
Year Ended October 31, 2006	$6.73	0.44	0.15	0.59	(0.44)	(0.44)	$6.88	9.06%		$750	1.86%		6.50%		2.03%		6.33%		63.58%

Class C Shares
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)	(0.56)	(0.56)	$5.99	(4.96%	)	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41	(0.52)	(0.52)	$6.88	24.32%		$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Year Ended October 31, 2004	$6.88	0.46	0.20	0.66	(0.46)	(0.46)	$7.08	9.92%		$1,836	1.71%		6.66%		1.86%		6.51%		77.13%
Year Ended October 31, 2005	$7.08	0.45	(0.35)	0.10	(0.45)	(0.45)	$6.73	1.40%		$1,318	1.80%		6.47%		2.02%		6.26%		72.82%
Year Ended October 31, 2006	$6.73	0.44	0.16	0.60	(0.44)	(0.44)	$6.89	9.06%		$1,394	1.86%		6.49%		2.03%		6.32%		63.58%

Class R Shares
Period Ended October 31, 2004 (d)	$7.00	0.32	0.07	0.39	(0.32)	(0.32)	$7.07	5.73%	(f)	$1	1.32%	(g)	6.89%	(g)	1.55%	(g)	6.66%	(g)	77.13%
Year Ended October 31, 2005	$7.07	0.50	(0.35)	0.15	(0.50)	(0.50)	$6.72	2.05%		$1	1.21%		7.10%		1.45%		6.87%		72.82%
Year Ended October 31, 2006	$6.72	0.48	0.16	0.64	(0.48)	(0.48)	$6.88	9.67%		$1	1.33%		7.05%		1.33%		7.05%		63.58%

Institutional Service Class Shares
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)	(0.63)	(0.63)	$6.04	(4.12%	)	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48	(0.58)	(0.58)	$6.94	25.51%		$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Year Ended October 31, 2004	$6.94	0.53	0.20	0.73	(0.53)	(0.53)	$7.14	10.90%		$17,839	0.71%		7.60%		0.77%		7.53%		77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.35)	0.17	(0.52)	(0.52)	$6.79	2.34%		$18,272	0.86%		7.34%		1.05%		7.14%		72.82%
Year Ended October 31, 2006	$6.79	0.51	0.16	0.67	(0.51)	(0.51)	$6.95	10.16%		$16,765	0.90%		7.39%		1.07%		7.21%		63.58%

Institutional Class Shares
Period Ended October 31, 2004 (e)	$6.90	0.18	0.24	0.42	(0.18)	(0.18)	$7.14	6.10%	(f)	$1	0.71%	(g)	7.44%	(g)	1.24%	(g)	6.91%	(g)	77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.34)	0.18	(0.52)	(0.52)	$6.80	2.54%		$1,015	0.53%		7.54%		0.53%		7.54%		72.82%
Year Ended October 31, 2006	$6.80	0.51	0.15	0.66	(0.51)	(0.51)	$6.95	10.05%		$2,429	0.85%		7.36%		1.02%		7.18%		63.58%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

176	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Micro Cap Equity Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	(1.32)	(1.36)	—	—	—	$8.64	(13.60%	)(g)	$310	1.80%	(h)	(1.32%	)(h)	8.73%	(h)	(8.25%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.02)	7.29	7.27	—	—	—	$15.91	84.14%		$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Year Ended October 31, 2004	$15.91	(0.18)	3.81	3.63	— (i)	— (i)	0.02	$19.56	22.96%		$74,983	1.81%		(1.35%	)	1.82%		(1.37%	)	107.36%
Year Ended October 31, 2005	$19.56	(0.34)	2.63	2.29	(0.40)	(0.40)	0.02	$21.47	11.69%		$68,375	1.86%		(1.31%	)	1.87%		(1.32%	)	108.54%
Year Ended October 31, 2006	$21.47	(0.27)	4.22	3.95	(1.41)	(1.41)	—	$24.01	19.19%		$57,257	1.85%		(1.00%	)	1.88%		(1.03%	)	95.53%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	(1.33)	(1.39)	—	—	—	$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.06)	7.19	7.13	—	—	—	$15.74	82.81%		$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Year Ended October 31, 2004	$15.74	(0.26)	3.72	3.46	— (i)	— (i)	0.02	$19.22	22.13%		$6,403	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.22	(0.46)	2.55	2.09	(0.40)	(0.40)	0.02	$20.93	10.84%		$7,647	2.61%		(2.04%	)	2.62%		(2.06%	)	108.54%
Year Ended October 31, 2006	$20.93	(0.43)	4.12	3.69	(1.41)	(1.41)	—	$23.21	18.41%		$7,117	2.52%		(1.68%	)	2.56%		(1.71%	)	95.53%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	(1.33)	(1.39)	—	—	—	$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.05)	7.20	7.15	—	—	—	$15.76	83.04%		$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Year Ended October 31, 2004	$15.76	(0.24)	3.70	3.46	— (i)	— (i)	0.02	$19.24	22.10%		$30,377	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.24	(0.47)	2.56	2.09	(0.40)	(0.40)	0.02	$20.95	10.83%		$37,980	2.61%		(2.05%	)	2.62%		(2.06%	)	108.54%
Year Ended October 31, 2006	$20.95	(0.41)	4.10	3.69	(1.41)	(1.41)	—	$23.23	18.39%		$36,076	2.52%		(1.68%	)	2.56%		(1.71%	)	95.53%

Class R Shares
Period Ended October 31, 2004 (f)	$17.38	(0.27)	2.14	1.87	— (i)	— (i)	0.02	$19.27	10.89%	(g)	$1	2.17%	(h)	(1.78%	)(h)	2.17%	(h)	(1.78%	)(h)	107.36%
Year Ended October 31, 2005	$19.27	(0.29)	2.53	2.24	(0.40)	(0.40)	0.02	$21.13	11.61%		$1	1.94%		(1.39%	)	1.94%		(1.39%	)	108.54%
Year Ended October 31, 2006	$21.13	(0.32)	4.13	3.81	(1.41)	(1.41)	—	$23.53	18.87%		$1	2.01%		(1.23%	)	2.05%		(1.26%	)	95.53%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	(1.33)	(1.36)	—	—	—	$8.64	(13.60%	)(g)	$43	1.55%	(h)	(1.04%	)(h)	7.45%	(h)	(6.94%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	—	—	—	$15.96	84.72%		$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.28)	3.97	3.69	— (i)	— (i)	0.02	$19.67	23.26%		$51	1.51%		(1.10%	)	1.52%		(1.11%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.19)	2.54	2.35	(0.40)	(0.40)	0.02	$21.64	11.93%		$225	1.62%		(1.05%	)	1.64%		(1.07%	)	108.54%
Year Ended October 31, 2006	$21.64	(0.15)	4.21	4.06	(1.41)	(1.41)	—	$24.29	19.62%		$320	1.52%		(0.68%	)	1.55%		(0.72%	)	95.53%

Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	(1.33)	(1.36)	—	—	—	$8.64	(13.60%	)(g)	$1,556	1.55%	(h)	(1.04%	)(h)	7.46%	(h)	(6.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	—	—	—	$15.96	84.72%		$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.16)	3.85	3.69	— (i)	— (i)	0.02	$19.67	23.26%		$3,493	1.52%		(1.14%	)	1.54%		(1.15%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.22)	2.58	2.36	(0.40)	(0.40)	0.02	$21.65	11.98%		$8,113	1.63%		(1.05%	)	1.65%		(1.07%	)	108.54%
Year Ended October 31, 2006	$21.65	(0.13)	4.18	4.05	(1.41)	(1.41)	—	$24.29	19.56%		$15,451	1.51%		(0.69%	)	1.55%		(0.72%	)	95.53%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(d) For the period from June 27, 2002 (commencement of operations) through October 31, 2002.

(e) Net investment income (loss) is based on average shares outstanding during the period.

(f) For the period from December 30, 2003 (commencement of operations) through October 31, 2004. (g) Not annualized. (h)Annualized. (i) Amount is less than $0.005.

See notes to financial statements.

2006 Annual Report	177

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Long-Short Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Includes Dividend Expense)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Includes Dividend Expense) (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Dividend Expense (c)	Portfolio Turnover (d)

Class A Shares
Period Ended June 30, 2002 (e)	$11.14	6.65	(6.90)	(0.25)	—	—	$10.89	(2.24%	)(j)	$144	1.95%	(k)	122.95%	(k)	2.26%	(k)	122.64%	(k)	0.03%	425%
Year Ended June 30, 2003 (g)	$10.89	(0.08)	0.14	0.06	—	—	$10.95	0.55%		$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	0.40%	424%
Period Ended October 31, 2003 (f)	$10.95	(0.07)	1.12	1.05	—	—	$12.00	9.59%	(j)	$29,468	3.23%	(k)	(1.77%	)(k)	(l	)	(l	)	1.65%	126.69%
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	(3.32)	$9.56	9.03%		$24,411	3.27%		(1.65%	)	3.33%		(1.70%	)	1.06%	577.36%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	(0.30)	$9.83	6.09%		$33,828	2.81%		(0.18%	)	2.91%		(0.27%	)	0.64%	827.26%
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	(0.05)	$10.30	5.27%		$48,717	2.59%		1.16%		2.61%		1.14%		0.56%	739.31%

Class B Shares
Period Ended June 30, 2002 (e)	$11.14	(0.07)	(0.17)	(0.24)	—	—	$10.90	(2.15%	)(j)	$121	2.74%	(k)	(1.45%	)(k)	2.86%	(k)	(1.57%	)(k)	0.03%	425%
Year Ended June 30, 2003 (g)	$10.90	(0.23)	0.19	(0.04)	—	—	$10.86	(0.37%	)	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	0.40%	424%
Period Ended October 31, 2003 (f) (g)	$10.86	(0.10)	1.12	1.02	—	—	$11.88	9.39%	(j)	$414	3.98%	(k)	(2.54%	)(k)	(l	)	(l	)	1.65%	126.69%
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	(3.30)	$9.38	8.22%		$653	3.89%		(2.30%	)	3.96%		(2.36%	)	1.06%	577.36%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	(0.28)	$9.59	5.33%		$814	3.53%		(0.90%	)	3.62%		(0.99%	)	0.64%	827.26%
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	(0.01)	$10.01	4.53%		$1,033	3.33%		0.42%		3.35%		0.40%		0.56%	739.31%

Class C Shares
Year Ended June 30, 2002	$10.02	(0.66)	(0.31)	(0.97)	—	—	$9.05	(17.65%	)	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	0.03%	425%
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)	—	—	$9.03	(0.22%	)	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	0.40%	424%
Period Ended October 31, 2003 (f)	$9.03	(0.08)	0.93	0.85	—	—	$9.88	9.41%	(j)	$1,487	3.98%	(k)	(2.52%	)(k)	(l	)	(l	)	1.65%	126.69%
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	(3.30)	$7.21	8.20%		$2,641	3.90%		(2.29%	)	3.99%		(2.37%	)	1.06%	577.36%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	(0.29)	$7.29	5.35%		$19,372	3.55%		(0.81%	)	3.65%		(0.91%	)	0.64%	827.26%
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	(0.03)	$7.59	4.48%		$36,586	3.33%		0.47%		3.35%		0.44%		0.56%	739.31%

Class R Shares
Period Ended October 31, 2004 (h)	$9.21	(0.11)	0.31	0.20	—	—	$9.41	2.17%	(j)	$1	3.32%	(k)	(1.74%	)(k)	3.36%	(k)	(1.78%	)(k)	1.06%	577.36%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	(0.29)	$9.68	6.16%		$1	2.82%		(0.20%	)	2.86%		(0.25%	)	0.64%	827.26%
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	(0.05)	$10.11	4.91%		$1	2.96%		0.77%		2.99%		0.74%		0.56%	739.31%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$9.28	(0.02)	0.31	0.29	—	—	$9.57	3.12%	(j)	$331	2.24%	(k)	(0.52%	)(k)	2.43%	(k)	(0.72%	)(k)	1.06%	577.36%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	(0.30)	$9.85	6.27%		$3,877	2.56%		0.19%		2.67%		0.08%		0.64%	827.26%
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	(0.06)	$10.34	5.60%		$11,538	2.33%		1.50%		2.35%		1.48%		0.56%	739.31%

(a)  Excludes sales charge.

(b)  During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)  Indicates the dividend expense charged for the period to average net assets.

(d) Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.

(e)  For the period from October 31, 2001 (commencement of operations) through June 30, 2002.

(f)  For the period from July 1, 2003 through October 31, 2003.

(g) Net investment income (loss) is based on average shares outstanding during the period.

(h) For the period from February 27, 2004 (commencement of operations) through October 31, 2004.

(i)   For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j) Not annualized. (k) Annualized. (l) There were no fee reductions in this period.

See notes to financial statements.

178	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Value Opportunities Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$12.17	0.05	(0.98)	(0.93)	(0.05)	(0.15)	(0.20)	0.01	$11.05	(7.75%	)	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$11.05	0.03	3.42	3.45	(0.03)	—	(0.03)	—	$14.47	31.32%		$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Year Ended October 31, 2004	$14.47	—	1.55	1.55	(0.01)	—	(0.01)	—	$16.01	10.72%		$12,244	1.36%		(0.01%	)	1.39%		(0.04%	)	146.98%
Year Ended October 31, 2005	$16.01	—	2.07	2.07	(0.02)	(2.89)	(2.91)	—	$15.17	13.59%		$11,263	1.49%		0.02%		1.85%		(0.34%	)	187.36%
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44	—	(2.11)	(2.11)	—	$15.50	17.79%		$12,777	1.36%		0.09%		1.66%		(0.21%	)	151.61%

Class B Shares
Year Ended October 31, 2002	$12.16	(0.03)	(0.98)	(1.01)	(0.01)	(0.15)	(0.16)	0.01	$11.00	(8.39%	)	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$11.00	(0.06)	3.40	3.34	—	—	—	—	$14.34	30.39%		$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44	—	—	—	—	$15.78	10.04%		$2,631	2.01%		(0.66%	)	2.04%		(0.69%	)	146.98%
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95	—	(2.89)	(2.89)	—	$14.84	12.90%		$2,592	2.14%		(0.64%	)	2.50%		(0.99%	)	187.36%
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28	—	(2.11)	(2.11)	—	$15.01	17.02%		$2,600	2.04%		(0.59%	)	2.34%		(0.90%	)	151.61%

Class C Shares
Year Ended October 31, 2002	$12.13	(0.03)	(0.97)	(1.00)	(0.01)	(0.15)	(0.16)	0.01	$10.98	(8.31%	)	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$10.98	(0.04)	3.37	3.33	—	—	—	—	$14.31	30.35%		$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44	—	—	—	—	$15.75	10.06%		$652	2.01%		(0.67%	)	2.05%		(0.71%	)	146.98%
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94	—	(2.89)	(2.89)	—	$14.80	12.86%		$669	2.14%		(0.62%	)	2.51%		(0.99%	)	187.36%
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27	—	(2.11)	(2.11)	—	$14.96	16.99%		$668	2.04%		(0.59%	)	2.34%		(0.89%	)	151.61%

Class R Shares
Period Ended October 31, 2004 (d)	$15.45	(0.05)	0.43	0.38	—	—	—	—	$15.83	2.46%	(f)	$1	1.60%	(g)	(0.35%	)(g)	1.64%	(g)	(0.39%	)(g)	146.98%
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07	(0.03)	(2.89)	(2.92)	—	$14.98	13.71%		$1	1.61%		0.06%		1.99%		(0.32%	)	187.36%
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38	—	(2.11)	(2.11)	—	$15.25	17.59%		$1	1.50%		(0.07%	)	1.84%		(0.41%	)	151.61%

Institutional Class Shares
Year Ended October 31, 2004 (e)	$16.18	—	(0.04)	(0.04)	—	—	—	—	$16.14	(0.19%	)(f)	$1	1.09%	(g)	0.09%	(g)	1.17%	(g)	0.01%	(g)	146.98%
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15	(0.05)	(2.89)	(2.94)	—	$15.35	13.96%		$1	1.08%		0.39%		1.30%		0.17%		187.36%
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53	—	(2.11)	(2.11)	—	$15.77	18.21%		$1	1.07%		0.36%		1.36%		0.08%		151.61%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2006 Annual Report	179

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005: the redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the seventeen (17) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Global Financial Services Fund (“Global Financial Services”)

- Gartmore Global Health Sciences Fund (“Global Health Sciences”)

- Gartmore Global Natural Resources Fund (“Global Natural Resources”)

- Gartmore Global Technology and Communications Fund (“Global Technology and Communications”)

- Gartmore Global Utilities Fund (“Global Utilities”)

- Gartmore Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”)

- Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)

- Gartmore Small Cap Leaders Fund (“Small Cap Leaders”)

- Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)

- Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)

- Gartmore China Opportunities Fund (“China Opportunities”)

- Gartmore Emerging Markets Fund (“Emerging Markets”)

- Gartmore International Growth Fund (“International Growth”)

- Gartmore High Yield Bond Fund (“High Yield Bond”)

- Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)

- Gartmore U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”)

- Gartmore Value Opportunities Fund (“Value Opportunities”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other

180	Annual Report 2006

assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Funds Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

2006 Annual Report	181

Notes to Financial Statements (Continued)

October 31, 2006

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

182	Annual Report 2006

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2006, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Global Health Sciences	$3,882,296	$3,982,981
Global Technology and Communications	1,252,958	1,316,483
Mid Cap Growth Leaders	2,095,481	2,142,014
U.S. Growth Leaders	5,895,557	6,017,804
Worldwide Leaders	1,364,770	1,424,500
Micro Cap Equity	31,650,008	32,883,469
Value Opportunities	1,961,526	2,025,875

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared daily and paid monthly for High Yield Bond and is declared and paid quarterly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These

2006 Annual Report	183

Notes to Financial Statements (Continued)

October 31, 2006

reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in SubChapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each of the Funds, except High Yield Bond, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the High Yield Bond Fund, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust, (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. In addition, GMF provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that GMF advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Global Financial Services	GMF	n/a (a)
Global Health Sciences	GMF	n/a
Global Natural Resources	GMF	n/a (a)
Global Technology and Communications	GMF	n/a
Global Utilities	GMF	Gartmore Global Partners (b)
Mid Cap Growth Leaders	GMF	n/a
Nationwide Leaders	GMF	n/a
Small Cap Leaders	GMF	n/a
U.S. Growth Leaders	GMF	n/a
Worldwide Leaders	GMF	Gartmore Global Partners (b)
China Opportunities	GMF	Gartmore Global Partners (b)

184	Annual Report 2006

Fund	Adviser	Subadviser
Emerging Markets	GMF	Gartmore Global Partners (b)
International Growth	GMF	Gartmore Global Partners (b)
High Yield Bond	GMF	n/a
Micro Cap Equity	GMF	n/a
U.S Growth Leaders Long-Short	GMF	n/a
Value Opportunities	GMF	NorthPointe Capital, LLC (c)
(a)	Beginning September 29, 2006, Gartmore Global Partners is no longer the subadviser for the Fund.
(b)	Beginning September 29, 2006, Gartmore Global Partners is no longer an affiliate of GMF.
(c)	Affiliate of GMF.

Under the terms of the Investment Advisory Agreements, each Fund pays the Fund’s respective adviser an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadvisers, where applicable, is as follows for the year ended October 31, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Global Financial Services (1)(a)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
Global Health Sciences (1)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.85%	0.85%	—
	On $2 billion and more	0.80%	0.80%	—
Global Natural Resources (1)(a)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Global Technology and Communications (1)	Up to $500 million	0.88%	0.88%	—
	$500 million up to $2 billion	0.83%	0.83%	—
	On $2 billion and more	0.78%	0.78%	—
Global Utilities (1)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Mid Cap Growth Leaders	Up to $250 million	0.80%	0.80%	—
	$250 million up to $1 billion	0.77%	0.77%	—
	$1 billion up to $2 billion	0.74%	0.74%	—
	$2 billion up to $5 billion	0.71%	0.71%	—
	On $5 billion and more	0.68%	0.68%	—
Nationwide Leaders (1)	Up to $500 million	0.80%	0.80%	—
	$500 million up to $2 billion	0.70%	0.70%	—
	On $2 billion and more	0.65%	0.65%	—
Small Cap Leaders	All Assets	0.95%	0.95%	—
U.S. Growth Leaders (2)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.80%	0.80%	—
	On $2 billion and more	0.75%	0.75%	—
Worldwide Leaders (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

2006 Annual Report	185

Notes to Financial Statements (Continued)

October 31, 2006

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
China Opportunities (1)	Up to $500 million	1.25%	0.625%	0.625%
	$500 million up to $2 billion	1.20%	0.60%	0.60%
	On $2 billion and more	1.15%	0.575%	0.575%
Emerging Markets (1)	Up to $500 million	1.05%	0.525%	0.525%
	$500 million up to $2 billion	1.00%	0.50%	0.50%
	On $2 billion and more	0.95%	0.475%	0.475%
International Growth (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
High Yield Bond	Up to $250 million	0.55%	0.55%	—
	$250 million up to $1 billion	0.525%	0.525%	—
	$1 billion up to $2 billion	0.50%	0.50%	—
	$2 billion up to $5 billion	0.475%	0.475%	—
	On $5 billion and more	0.45%	0.45%	—
Micro Cap Equity	All Assets	1.25%	1.25%	—
U.S. Growth Leaders Long-Short	Up to $250 million	1.50%	1.50%	—
	On $250 million and more	1.25%	1.25%	—
Value Opportunities	Up to $250 million	0.70%	—	0.70%
	$250 million up to $1 billion	0.675%	—	0.675%
	$1 billion up to $2 billion	0.65%	—	0.65%
	$2 billion up to $5 billion	0.625%	—	0.625%
	On $5 billion and more	0.60%	—	0.60%
(a)	Prior to September 29, 2006, Gartmore Global Partners was the Subadviser for the Fund.
(1)	Each Fund pays the Fund’s respective adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of each Fund relative to each Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, each Fund pays a base fee, as adjusted for any applicable breakpoints as described below. The base fee rate is an annual fee, calculated each quarter, and is applied to each such Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to each Fund’s average net assets over the 12-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at each Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to each Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark
Global Financial Services	MSCI World Financials Index
Global Health Sciences	GS Healthcare Index
Global Natural Resources	GS Natural Resources Index
Global Technology and Communications	GS Technology Composite Index

186	Annual Report 2006

Fund	Benchmark
Global Utilities	60% MSCI World Telecommunications Services Index 40% MSCI World Utilities Index
Nationwide Leaders	S&P 500 Index
Worldwide Leaders	MSCI World Index
China Opportunities	MSCI Zhong Hua Index
Emerging Markets	MSCI Emerging Markets Index
International Growth	MSCI All Country World Index
(2)	The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A of the Fund outperform its benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if Class A shares of the Fund underperform its benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The adjustment described above will be phased in over a 24-month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment
Up to $500 million	+/-0.22%
$500 million up to $2 billion	+/-0.18%
On $2 billion and more	+/-0.16%

On September 7, 2006, the Securities and Exchange Commission (the “SEC”) entered an administrative and cease-and-desist order against GMF. The SEC order finds that GMFCT willfully violated Section 205(a) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the Order finds that, from the implementation of advisory contracts with the Gartmore U.S. Growth Leaders Fund (the “Fund”) through August 2004, investment adviser GMFCT collected performance compensation from the Fund based on the Fund’s average net asset value for the quarter following the performance period and that as a result GMFCT charged the Fund approximately $209,000 more in the aggregate than it would have if its fee arrangements satisfied the relevant provisions of the Advisers Act. The Order further finds that, as a result of its conduct, GMFCT willfully violated Section 205(a) of the Advisers Act, which prohibits an investment adviser from entering into or performing an advisory contract with a registered investment company that provides for performance-based compensation unless, pursuant to Section 205(b) of the Advisers Act, the contract provides for performance-based compensation based on the asset value of the fund averaged over a specified period and increasing and decreasing proportionately with the investment performance of the fund over a specified period in relation to the investment record of an appropriate index of securities prices. The Order also acknowledges that upon notification by the Commission staff that GMFCT was charging the Fund a total fee based on a method that did not comply with Section 205 of the Advisers Act, GMFCT’s management discontinued the method and later reimbursed the Fund a total of $215,344. The Board of Trustees of the Fund approved the amount repaid. Based on these findings, the Order censured GMFCT and required that GMFCT cease and desist from committing or causing any violations and any future violations of Section 205(a).

GMF or NWD Management & Research Trust, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 28, 2007:

Fund	Expense Caps	Amount
Global Financial Services	All Classes	1.40%
Global Health Sciences	All Classes	1.40%
Global Natural Resources	All Classes	1.20%

2006 Annual Report	187

Notes to Financial Statements (Continued)

October 31, 2006

Fund	Expense Caps	Amount
Global Technology and Communications	All Classes	1.38%
Global Utilities	All Classes	1.20%
Mid Cap Growth Leaders	All Classes	1.20%
Nationwide Leaders	All Classes	1.30%
Small Cap Leaders	All Classes	1.35%
U.S. Growth Leaders	All Classes	1.30%
Worldwide Leaders	All Classes	1.40%
China Opportunities	All Classes	1.75%
Emerging Markets	All Classes	1.55%
International Growth	All Classes	1.40%
High Yield Bond	All Classes	0.85%
Micro Cap Equity	All Classes	1.65%
U.S. Growth Leaders Long-Short	All Classes	1.90%
Value Opportunities	All Classes	1.10%

GMF or NWD Management & Research Trust may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and NWD Management & Research Trust, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or NWD Management & Research Trust is not permitted.

As of October 31, 2006, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or NWD Management & Research Trust within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires
Global Financial Services	$167,505	December 18, 2006
Global Utilities	253,536	December 18, 2006
Nationwide Leaders	218,796	December 28, 2006
Micro Cap Equity	102,798	June 27, 2007

As of October 31, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or NWD Management & Research Trust, would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
Global Natural Resources	$21,945	$37,587	$—
Mid Cap Growth Leaders	98,160	83,813	27,262
Small Cap Leaders	—	62,315	9,303

188	Annual Report 2006

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
China Opportunities	50,098	66,130	22,860
U.S. Growth Leaders Long-Short	14,723	43,113	—

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $1,641,694 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $683,510 was reallowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

2006 Annual Report	189

Notes to Financial Statements (Continued)

October 31, 2006

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Global Financial Services	$1,738
Global Health Sciences	13,864
Global Technology and Communications	4,622
Global Utilities	621
Nationwide Leaders	8,965
Small Cap Leaders	9
U.S. Growth Leaders	29,609
Worldwide Leaders	5,522
China Opportunities	4
Emerging Markets	20,865
International Growth	1,438
High Yield Bond	3,482
Value Opportunities	5,937

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

190	Annual Report 2006

As of October 31, 2006, GMF, NWD Management & Research Trust or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Global Financial Services	11%
Global Health Sciences	11%
Global Natural Resources	14%
Global Technology and Communications	10%
Global Utilities	25%
Mid Cap Growth Leaders	40%
Nationwide Leaders	14%
Small Cap Leaders	13%
U.S. Growth Leaders	2%
China Opportunities	30%
Emerging Markets	8%
International Growth	27%
High Yield Bond	68%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Nationwide Leaders and U.S. Growth Leaders Funds and within seven calendar days for the High Yield Bond Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Global Financial Services	$21,436
Global Health Sciences	3,877
Global Natural Resources	52,452
Global Utilities	2,215
Mid Cap Growth Leaders	1,850
Small Cap Leaders	10,354
U.S. Growth Leaders	10,272
China Opportunities	15,545
Emerging Markets	10,527
International Growth	16,655
Micro Cap Equity	16,563
U.S. Growth Leaders Long-Short	46,641
Value Opportunities	433

2006 Annual Report	191

Notes to Financial Statements (Continued)

October 31, 2006

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are a reduction of total expenses shown on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006 are summarized as follows:

Fund	Purchases	Sales
Global Financial Services	$89,734,298	$59,108,202
Global Health Sciences	72,196,490	69,759,106
Global Natural Resources	111,827,082	96,051,895
Global Technology and Communications	39,098,944	38,064,837
Global Utilities	17,894,594	9,978,241
Mid Cap Growth Leaders	61,286,489	67,037,328
Nationwide Leaders	74,357,429	78,675,985
Small Cap Leaders	123,434,636	106,260,747
U.S. Growth Leaders	574,743,562	560,675,905
Worldwide Leaders	126,649,609	127,121,368
China Opportunities	37,136,000	23,680,519
Emerging Markets	90,976,133	82,518,499
International Growth	78,803,723	52,967,238
High Yield Bond	15,705,110	13,804,956
Micro Cap Equity	111,198,622	127,747,615
U.S. Growth Leaders Long-Short	467,360,426	442,243,285
Value Opportunities	23,247,661	23,979,401

Purchases and sales of U.S. Government securities for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Mid Cap Growth Leaders	$157,980	$—

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

192	Annual Report 2006

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. Other

During the fiscal year ended October 31, 2006, the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund delivered securities of the Funds in exchange for the redemption of Institutional Service shares (redemptions in-kind). Cash and securities were transferred for redemptions at a market value of $7,399,624, $6,223,570, $4,860,311 and $2,939,887 for the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund, respectively. For financial reporting purposes, the Nationwide Leaders Fund, Worldwide Leaders Fund, Global Health Sciences Fund and Global Technology and Communications Fund recorded net realized gains of $216,518, $336,657, $382,460 and $143,928, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

2006 Annual Report	193

Notes to Financial Statements (Continued)

October 31, 2006

10. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Global Financial Services	$784,312	$428,495	$1,212,807	$1,212,807
Global Health Sciences	2,560,787	—	2,560,787	2,560,787
Global Natural Resources	2,553,299	157,431	2,710,730	2,710,730
Global Technology and Communications	—	—	—	—
Global Utilities	1,611,767	49,352	1,661,119	1,661,119
Mid Cap Growth Leaders	—	—	—	—
Nationwide Leaders	1,677,808	187,009	1,864,817	1,864,817
Small Cap Leaders	341,925	—	341,925	341,925
U.S. Growth Leaders	8,591,263	201,192	8,792,455	8,792,455
Worldwide Leaders	188,866	—	188,866	188,866
China Opportunities	829,775	70,442	900,217	900,217
Emerging Markets	3,034,643	2,214,149	5,248,792	5,248,792
International Growth	62,765	—	62,765	62,765
High Yield Bond	1,712,155	—	1,712,155	1,712,155
Micro Cap Equity	—	7,502,787	7,502,787	7,502,787
U.S. Growth Leaders Long-Short	405,447	—	405,447	405,447
Value Opportunities	1,228,379	775,897	2,004,276	2,004,276

194	Annual Report 2006

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Global Financial Services	$559,748	$21,752	$581,500	$581,500
Global Health Sciences	93,310	—	93,310	93,310
Global Natural Resources	137,307	—	137,307	137,307
Global Technology and Communications	—	—	—	—
Global Utilities	186,261	111,800	298,061	298,061
Mid Cap Growth Leaders	—	—	—	—
Nationwide Leaders	319,593	68,858	388,451	388,451
Small Cap Leaders	—	—	—	—
U.S. Growth Leaders	—	—	—	—
Worldwide Leaders	120,250	—	120,250	120,250
China Opportunities	311,165	—	311,165	311,165
Emerging Markets	686,019	—	686,019	686,019
International Growth	90,633	—	90,633	90,633
High Yield Bond	1,721,964	—	1,721,964	1,721,964
Micro Cap Equity	2,041,683	883,843	2,925,526	2,925,526
Small Cap Growth	—	—	—	—
U.S. Growth Leaders Long-Short	1,103,030	—	1,103,030	1,103,030
Value Opportunities	1,101,269	4,162,427	5,263,696	5,263,696

2006 Annual Report	195

Notes to Financial Statements (Continued)

October 31, 2006

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Global Financial Services	$1,573,951	$634,869	$2,208,820	$—	$—	$3,856,403	$6,065,223
Global Health Sciences	—	—	—	—	(265,562)	1,825,768	1,560,206
Global Natural Resources	6,250,425	405,153	6,655,578	—	—	1,247,047	7,902,625
Global Technology and Communications	87,227	—	87,227	—	(2,733,540)	805,178	(1,841,135)
Global Utilities	617,128	281,112	898,240	—	—	2,412,832	3,311,072
Mid Cap Growth Leaders	—	—	—	—	(28,940,738)	2,990,121	(25,950,617)
Nationwide Leaders	1,338,339	12,940	1,351,279	—	—	102,951	1,454,230
Small Cap Leaders	3,117,623	273,179	3,390,802	—	—	2,331,589	5,722,391
U.S. Growth Leaders	—	—	—	—	(5,402,374)	7,676,833	2,274,459
Worldwide Leaders	—	—	—	—	(31,352,417)	5,101,808	(26,250,609)
China Opportunities	475,220	1,613,781	2,089,001	—	—	3,813,004	5,902,005
Emerging Markets	4,646,713	5,302,202	9,948,915	—	—	8,186,801	18,135,716
International Growth	1,734,281	722,247	2,456,528	—	—	6,076,032	8,532,560
High Yield Bond	140,139	—	140,139	(140,138)	(35,614,725)	321,085	(35,293,639)
Micro Cap Equity	12,284,553	15,949,690	28,234,243	—	—	8,657,736	36,891,979
U.S. Growth Leaders Long-Short	424,081	—	424,081	—	(16,931,199)	1,724,102	(14,783,016)
Value Opportunities	1,294,682	884,994	2,179,676	—	—	1,141,031	3,320,707
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts. Excludes unrealized on short sales.

196	Annual Report 2006

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Financial Services	$47,255,544	$3,959,588	$(104,377)	$3,855,211
Global Health Sciences	31,593,602	2,124,778	(299,010)	1,825,768
Global Natural Resources	48,295,083	2,584,946	(1,337,914)	1,247,032
Global Technology and Communications	12,796,296	980,710	(175,499)	805,211
Global Utilities	17,540,371	2,505,607	(90,309)	2,415,298
Mid Cap Growth Leaders	33,470,490	3,968,861	(978,740)	2,990,121
Nationwide Leaders	12,145,250	242,770	(139,819)	102,951
Small Cap Leaders	35,689,380	2,895,095	(563,506)	2,331,589
U.S. Growth Leaders	129,606,834	8,705,264	(1,028,431)	7,676,833
Worldwide Leaders	41,675,374	5,195,679	(93,915)	5,101,764
China Opportunities	25,959,851	4,662,436	(849,606)	3,812,830
Emerging Markets	53,140,580	8,961,756	(775,919)	8,185,837
International Growth	44,009,687	6,169,641	(75,705)	6,093,936
High Yield Bond	24,034,187	689,581	(368,496)	321,085
Micro Cap Equity	139,891,651	17,688,474	(9,030,738)	8,657,736
U.S. Growth Leaders Long-Short	90,027,410	4,076,783	(2,352,681)	1,724,102
Value Opportunities	16,736,199	1,486,628	(345,597)	1,141,031

As of October 31, 2006, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Health Sciences	$265,562	2014
Global Technology and Communications	1,366,770	2009
Global Technology and Communications	455,590	2010
Global Technology and Communications	911,180	2012
Mid Cap Growth Leaders	24,171,359	2009
Mid Cap Growth Leaders	4,769,379	2010
U.S. Growth Leaders	5,402,373	2014
Worldwide Leaders	20,685,663	2009
Worldwide Leaders	7,814,294	2010
High Yield Bond	16,778,327	2009
High Yield Bond	18,798,827	2010
High Yield Bond	37,571	2014
U.S. Growth Leaders Long-Short	3,014,149	2009
U.S. Growth Leaders Long-Short	8,923,711	2010
U.S. Growth Leaders Long-Short	4,469,833	2011
U.S. Growth Leaders Long-Short	523,506	2012

2006 Annual Report	197

Notes to Financial Statements (Continued)

October 31, 2006

As of October 31, 2006, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires
Worldwide Leaders	$1,115,404	2008
Worldwide Leaders	252,936	2009
Worldwide Leaders	557,702	2009
Worldwide Leaders	368,716	2010
Worldwide Leaders	557,702	2010

Recently Issued Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

198	Annual Report 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Small Cap Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore High Yield Bond Fund, Gartmore Micro Cap Equity Fund and Gartmore Value Opportunities Fund and the statement of investments and the statement of securities sold short of Gartmore U.S. Growth Leaders Long-Short Fund (seventeen series of Gartmore Mutual Funds, hereafter referred to as the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

2006 Annual Report	199

Supplemental Information

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Global Financial Services	$255,728
Global Health Sciences	145,453
Global Natural Resources	77,453
Global Utilities	355,096
Nationwide Leaders	193,890
Small Cap Leaders	90,465
U.S. Growth Leaders	255,160
China Opportunities	256,449
Emerging Markets	763,336
International Growth	516
High Yield Bond	10,337
U.S. Growth Leaders Long-Short	179,139
Value Opportunities	162,883

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Global Financial Services	17%
Global Health Sciences	6%
Global Natural Resources	3%
Global Utilities	7%
Nationwide Leaders	13%
Small Cap Leaders	33%
U.S. Growth Leaders	3%
Emerging Markets	4%
High Yield Bond	1%
U.S. Growth Leaders Long-Short	47%
Value Opportunities	13%

200	Annual Report 2006

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Global Financial Services	$428,495
Global Natural Resources	157,431
Global Utilities	49,352
Nationwide Leaders	187,009
U.S. Growth Leaders	201,192
China Opportunities	70,442
Emerging Markets	2,214,149
Micro Cap Equity	7,502,788
Value Opportunities	775,897

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2006, foreign source income per share for each Fund was as follows:

Fund	Foreign Source Income Per Share
Global Utilities	$0.20
Worldwide Leaders	0.14
Emerging Markets	0.38
International Growth	0.13

2006 Annual Report	201

Management Information (Unaudited)

October 31, 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

202	Annual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).
Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2006 Annual Report	203

Management Information (Unaudited)

October 31, 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Morley Financial Services, Inc. (“MFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], NWD Management & Research Trust (“NWDMRT”)[3], NWD Investment Management, Inc. (“NWDIM”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.,[3] as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for NWDIM[3], GMFCT[3], and GSA[3].	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

204	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Annual Report	205

AnnualReport

October 31, 2006

Contents

Index Series
2	Gartmore Bond Index Fund
38	Gartmore International Index Fund
74	Gartmore Mid Cap Market Index Fund
86	Gartmore S&P 500 Index Fund
100	Gartmore Small Cap Index Fund

149	Notes to Financial Statements

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Views expressed above are as of the date noted and are subject to change at any time.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nwdfunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Commentary provided by Gartmore Mutual Fund Capital Trust and BlackRock Investment Management, LLC (the “Adviser and subadviser”), investment adviser and subadviser to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore Bond Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (the subadviser to each of the Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund) and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Oct. 31, 2006, the Gartmore Bond Index Fund (Class A at NAV) returned 4.59% versus 5.18% for its benchmark, the Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 485 funds as of Oct. 31, 2006) was 4.62%. The underperformance of the Fund versus the Lehman Brothers US Aggregate Index was primarily due to the expenses of the Fund.

The U.S. fixed-income markets, as represented by the Lehman Brothers U.S. Aggregate Index, experienced a generally volatile environment during the reporting period, with the yield curve becoming slightly inverted. (That is, the yields on shorter-term securities were higher than those of securities with longer maturities, which is not typically the case.) At the beginning of the fiscal year, the 10-year U.S. Treasury note yield stood at 4.57%, which was 17 basis points (or 0.17%) above the 4.40% yield on the two-year U.S. Treasury note. At the end of the reporting period, the 10-year and two-year U.S. Treasury notes yielded 4.61% and 4.71%, respectively.

Short-term interest rates rose rather steadily between November 2005 and June 2006 before declining during most of the remainder of the fiscal year. The yield on the two-year U.S. Treasury note peaked at 5.27% in late June 2006, then dipped to a low of 4.60% in early October, while the 10-year U.S. Treasury note reached a high of 5.42% late in the second quarter of 2006 before falling to a low of 4.56% in late September. The Federal Reserve Board raised the target federal funds rate in six 0.25% increments, bringing the target rate from 3.75% to 5.25% during the reporting period. The Federal Open Market Committee, however, held the rate steady at its August, September and October 2006 meetings. The third quarter of 2006 was the first quarterly period not to include an increase in the federal funds target rate since the first quarter of 2004.

We evaluate three major sectors when analyzing the total returns of the benchmark Index: 1) government bonds (U.S. Treasuries and government agency bonds); 2) corporate credits (bonds issued by companies); and 3) securitized debt obligations (bonds backed by collateral, such as mortgages). During the reporting period, the government bond sector slightly underperformed the Index. The total returns of U.S. Treasury notes and U.S. government agency issues somewhat lagged that of the overall Lehman Brothers U.S. Aggregate Index; the credit and securitized sectors of the Index modestly outperformed Treasuries, posting virtually identical total returns of 5.40% and 5.39%, respectively, during the reporting period.

The rise in interest rates hurt the credit sector in the first half of the reporting period even as credit spreads versus U.S. Treasury notes continued to tighten. The sector rallied throughout the fourth quarter of the fiscal year, however, as interest rates declined across the yield curve. The financial and utility segments of the credit sector were the strongest performers during the period; the values of these securities typically are more sensitive to changes in interest rates.

The largest segment within the securitized sector of the Index, mortgage-backed securities (MBS), recorded a total return of 5.68% during the reporting period, benefiting from a combination of low volatility and confidence that the Federal Reserve is near the end of its tightening campaign. Commercial mortgage-backed securities (CMBS) enjoyed strong demand for new issues in the first and third quarters of 2006. The increase in demand during the first quarter resulted mainly from favorable relative valuations and new investors to the sector. In the third quarter, one trend that led to more issuance was the activity of borrowers defeasing their mortgages in order to execute cash-out refinancings (i.e., replacing the cash flows of their mortgages with a package of U.S. Treasury securities to release the liens on their properties). Finally, while the total return on asset-backed securities (ABS) slightly lagged that of the Lehman Brothers U.S. Aggregate Index, the sector’s performance was enhanced by strong demand as these securities remained attractively valued versus other non-treasury related sectors. The sector’s performance also benefited from strong demand for non-mortgage-related ABS (i.e., AAA-rated credit card securities and automobile loans).

The portfolio is positioned such that the risk characteristics are similar to those of the Lehman Brothers U.S. Aggregate Index. The portfolio seeks to perform in line with the benchmark on a gross return basis.

Portfolio Managers:

BlackRock Investment Management, LLC—Subadviser: Jeffrey Hewson, Michael Wildstein and Roy Hansen

2	Annual Report 2006

Fund Performance	Gartmore Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	4.59%	3.80%	5.97%
w/SC3		-1.45%	2.57%	5.32%
Class B4	w/o SC2	3.96%	3.18%	5.64%
w/SC5		-1.04%	2.83%	5.64%
Class C7	w/o SC2	3.98%	3.18%	5.64%
	w/SC8	2.98%	3.18%	5.64%
Institutional Class[6]		4.91%	4.22%	6.29%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges ( where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Bond Index Fund, the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	3

Shareholder Expense Example	Gartmore Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Gartmore Bond Index Fund		Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,042.90	$3.71	0.72%
	Hypothetical[1]	$1,000.00	$1,021.37	$3.67	0.72%
Class B	Actual	$1,000.00	$1,039.80	$6.79	1.32%
	Hypothetical[1]	$1,000.00	$1,018.35	$6.74	1.32%
Class C	Actual	$1,000.00	$1,038.90	$6.73	1.31%
	Hypothetical[1]	$1,000.00	$1,018.40	$6.69	1.31%
Institutional Class	Actual	$1,000.00	$1,044.00	$1.65	0.32%
	Hypothetical[1]	$1,000.00	$1,023.39	$1.63	0.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

4	Annual Report 2006

Portfolio Summary	Gartmore Bond Index Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government & Agency Long-Term Obligations	64.7%
Corporate Bonds	30.3%
Treasury Notes	3.9%
Asset-Backed Securities	3.2%
Sovereign Bonds	1.8%
Repurchase Agreements	1.2%
Municipal Bonds	0.1%
Other Investments*	14.0%
Liabilites in excess of other assets**	-19.2%

100.0%

Top Industries
Federal Home Loan Mortgage Corporation	38.7%
Federal National Mortgage Association	12.5%
Financial Services	9.6%
Government National Mortgage Association	7.0%
Banking	5.2%
U.S. Treasury Bonds	4.9%
Telecommunications	2.0%
Electric-Integrated	1.8%
U.S. Treasury Notes	1.4%
Oil & Gas	1.5%
Other Assets	15.4%

100.0%

Top Holdings***
Federal National Mortgage Association, 5.75%, 02/15/08	3.2%
Federal Home Loan Mortgage Corporation, 6.00%, 10/01/36	2.7%
Government National Mortgage Association, 5.25%, 01/15/09	2.5%
Federal Home Loan Mortgage Corporation, Gold, 5.50%, 06/01/36	2.4%
U.S. Treasury Notes, 4.88%, 08/15/16	1.8%
Federal Home Loan Mortgage Corporation, 5.00%, 05/01/36	1.7%
Federal Home Loan Mortgage Corporation, 6.63%, 09/15/09	1.5%
Federal National Mortgage Association, 6.00%, 05/15/11	1.5%
U.S. Treasury Bonds, 6.25%, 08/15/23	1.4%
U.S. Treasury Notes, 4.50%, 09/30/11	1.2%
Other Assets	80.1%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	5

Statement of Investments

October 31, 2006

Gartmore Bond Index Fund

U.S. Government and Agency Long-Term Obligations (64.7%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (38.7%)
3.25%, 08/15/08	$12,445,000	$12,092,097
4.88%, 02/17/09	3,640,000	3,641,696
5.75%, 03/15/09	25,235,000	25,729,226
5.25%, 05/21/09 (c)	28,705,000	28,976,290
4.25%, 07/15/09	2,310,000	2,274,872
6.63%, 09/15/09	1,075,000	1,125,290
6.63%, 09/15/09	30,690,000	32,117,330
4.50%, 07/01/12	278,381	272,179
5.13%, 07/15/12 (c)	10,325,000	10,438,048
4.88%, 11/15/13 (c)	17,050,000	16,974,400
6.00%, 04/01/14	234,946	236,335
6.00%, 06/01/14	239,137	242,674
5.00%, 07/15/14 (c)	6,000,000	6,018,582
4.38%, 07/17/15 (c)	12,230,000	11,730,515
6.00%, 04/01/16	690,042	700,491
5.25%, 04/18/16 (c)	6,830,000	6,980,793
6.00%, 05/01/17	323,672	328,585
5.00%, 09/01/18	320,082	315,811
5.50%, 04/01/19	288,499	289,011
5.50%, 11/01/19	675,293	676,491
4.50%, 12/01/19	1,723,225	1,666,396
5.50%, 12/01/19	355,132	355,762
5.00%, 01/01/20	881,867	869,133
4.00%, 03/01/20	399,551	377,860
4.00%, 03/01/20	48,146	45,617
4.50%, 03/01/20	509,610	492,392
4.00%, 04/01/20	116,782	110,441
4.00%, 04/01/20	52,883	50,106
4.00%, 04/01/20	443,085	419,030
4.50%, 04/01/20	10,310,282	9,961,930
5.00%, 04/01/20	417,164	410,696
5.50%, 05/01/20	334,949	335,165
5.00%, 06/01/20	736,399	724,980
6.00%, 06/01/20	331,462	336,289
4.50%, 07/01/20	400,000	386,486
4.50%, 07/01/20	455,024	439,650
5.50%, 07/01/20	981,978	982,977
4.00%, 08/01/20	10,998,326	10,401,229
4.50%, 08/01/20	4,598,860	4,447,197
4.50%, 08/01/20	1,917,737	1,852,943
4.50%, 09/01/20	551,054	532,436
4.50%, 09/01/20	1,828,385	1,766,610
4.50%, 10/01/20	377,445	364,692

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
4.50%, 10/01/20	$1,602,784	$1,548,631
4.50%, 10/01/20	547,854	529,344
4.50%, 11/01/20	5,147,850	4,973,920
4.50%, 12/01/20	4,229,607	4,086,702
4.50%, 12/01/20	500,001	483,107
4.50%, 01/01/21	361,520	349,305
5.00%, 01/01/21	6,828,241	6,722,359
5.00%, 01/01/21	1,398,025	1,376,347
5.00%, 01/01/21	653,671	643,535
5.50%, 01/01/21	644,952	645,608
4.50%, 06/01/21	884,857	854,960
5.00%, 06/01/21	492,079	484,319
6.00%, 07/01/21	389,664	395,274
5.50%, 08/01/21	294,615	294,805
6.00%, 08/01/21	790,040	801,413
6.75%, 09/15/29 (c)	945,000	1,151,113
6.50%, 05/01/31	60,918	62,468
6.50%, 09/15/31	443,884	457,187
6.50%, 03/15/32	1,257,553	1,295,028
7.00%, 04/15/32	258,454	267,338
7.00%, 05/15/32	227,644	235,445
7.00%, 06/15/32	205,321	212,357
6.25%, 07/15/32 (c)	2,110,000	2,447,528
7.00%, 07/15/32	371,755	384,494
6.50%, 02/01/33	552,420	565,904
6.50%, 12/01/33	797,509	815,311
6.50%, 05/01/34	743,642	759,295
6.50%, 05/01/34	635,586	648,965
6.50%, 07/01/34	348,374	355,707
6.50%, 08/15/34	1,071,185	1,101,435
6.50%, 01/01/35	248,818	254,056
6.50%, 04/01/35	224,904	229,364
6.50%, 05/01/35	128,031	130,544
7.00%, 05/01/35	346,623	357,456
4.50%, 08/01/35	2,099,849	1,970,932
5.00%, 08/01/35	11,070,998	10,701,649
5.00%, 08/01/35	499,999	483,318
5.00%, 08/01/35	10,500,107	10,149,803
5.00%, 08/01/35	7,953,052	7,687,723
5.00%, 08/01/35	4,488,187	4,338,452
5.00%, 08/01/35	28,998,780	28,031,325
5.00%, 08/01/35	760,078	734,720
5.50%, 08/01/35	4,708,081	4,659,126

6	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
4.50%, 09/01/35	$571,281	$536,208
4.50%, 09/01/35	8,361,703	7,848,351
4.50%, 09/01/35	669,584	628,476
5.00%, 09/01/35	6,972,411	6,739,798
5.00%, 09/01/35	8,349,284	8,070,736
5.00%, 09/01/35	609,157	588,834
5.50%, 09/01/35	8,503,398	8,414,979
5.00%, 10/01/35	1,409,928	1,362,890
5.50%, 10/01/35	7,075,087	7,001,520
5.50%, 10/01/35	8,603,817	8,514,354
5.50%, 10/01/35	6,451,427	6,384,345
6.50%, 10/01/35	2,122,432	2,164,522
4.50%, 11/01/35	682,019	640,147
5.00%, 11/01/35	5,070,489	4,901,328
5.00%, 11/01/35	6,040,804	5,839,272
5.00%, 11/01/35	385,175	372,325
5.00%, 11/01/35	674,639	652,132
5.50%, 11/01/35	1,415,021	1,400,308
5.50%, 11/01/35	479,799	474,810
6.50%, 11/01/35	686,446	700,059
5.00%, 12/01/35	733,776	709,296
5.00%, 12/01/35	562,061	543,309
5.50%, 01/01/36	17,433,446	17,252,172
5.50%, 01/01/36	15,499,745	15,338,578
5.50%, 01/01/36	2,387,835	2,363,006
5.50%, 01/01/36	781,699	773,570
6.50%, 02/01/36	298,948	304,816
5.00%, 05/01/36	35,749,173	34,556,512
5.50%, 07/01/36	1,199,881	1,186,840
6.00%, 07/01/36	19,799,999	19,934,964
5.00%, 08/01/36	498,627	481,770
5.50%, 08/01/36	599,999	593,478
6.50%, 08/01/36	4,100,001	4,180,480
6.50%, 08/01/36	584,056	595,520
6.50%, 08/01/36	1,887,996	1,925,055
6.50%, 09/01/36	599,489	611,256
6.50%, 09/01/36	2,200,000	2,243,183
5.00%, 10/01/36	2,800,052	2,705,386
5.50%, 10/01/36	2,200,000	2,176,088
5.50%, 10/01/36	3,000,000	2,967,393
6.00%, 10/01/36	9,800,000	9,866,801
6.00%, 10/01/36	56,359,000	56,743,165
6.00%, 10/01/36	7,000,000	7,047,715

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
6.50%, 10/01/36	$1,000,000	$1,019,629
6.00%, 11/01/36	4,200,000	4,228,629
Gold, Pool #E00282, 6.50%, 03/01/09	120,386	122,779
Gold, Pool #G10399, 6.50%, 07/01/09	51,783	51,985
Gold, Pool #E00394, 7.50%, 09/01/10	96,020	97,916
Gold, Pool #M80898, 4.50%, 02/01/11	916,008	899,326
Gold, Pool #M80904, 4.50%, 03/01/11	596,667	580,477
Gold, Pool #M80917, 4.50%, 05/01/11	138,090	135,575
Gold, Pool #M80926, 4.50%, 07/01/11	575,740	565,255
Gold, Pool #M80934, 4.50%, 08/01/11	695,591	676,717
Gold, Pool #G10940, 6.50%, 11/01/11	36,899	37,569
Gold, Pool #G11130, 6.00%, 12/01/11	366,144	369,917
Gold, Pool #E00507, 7.50%, 09/01/12	7,377	7,606
Gold, Pool #G10749, 6.00%, 10/01/12	186,401	189,073
Gold, Pool #M81009, 4.50%, 02/01/13	301,367	293,189
Gold, Pool #E69050, 6.00%, 02/01/13	100,242	101,712
Gold, Pool #E72896, 7.00%, 10/01/13	39,277	40,308
Gold, Pool #E00802, 7.50%, 02/01/15	113,297	117,688
Gold, Pool #G11001, 6.50%, 03/01/15	92,160	94,158
Gold, Pool #G11003, 7.50%, 04/01/15	6,306	6,551
Gold, Pool #G11164, 7.00%, 05/01/15	22,228	22,812
Gold, Pool #E81396, 7.00%, 10/01/15	3,377	3,464

2006 Annual Report	7

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E81394, 7.50%, 10/01/15	$32,660	$34,016
Gold, Pool #E84097, 6.50%, 12/01/15	12,394	12,664
Gold, Pool #E00938, 7.00%, 01/01/16	52,277	53,636
Gold, Pool #E82132, 7.00%, 01/01/16	8,989	9,221
Gold, Pool #E82815, 6.00%, 03/01/16	38,059	38,636
Gold, Pool #E83233, 6.00%, 04/01/16	29,853	30,306
Gold, Pool #E83231, 6.00%, 04/01/16	12,360	12,547
Gold, Pool #E83046, 7.00%, 04/01/16	5,687	5,833
Gold, Pool #E00975, 6.00%, 05/01/16	159,567	161,985
Gold, Pool #E83636, 6.00%, 05/01/16	78,627	79,821
Gold, Pool #E83355, 6.00%, 05/01/16	43,472	44,132
Gold, Pool #E83933, 6.50%, 05/01/16	2,577	2,632
Gold, Pool #E00985, 6.00%, 06/01/16	88,965	90,314
Gold, Pool #E84236, 6.50%, 06/01/16	19,773	20,196
Gold, Pool #E00987, 6.50%, 06/01/16	77,835	79,525
Gold, Pool #E00996, 6.50%, 07/01/16	9,624	9,833
Gold, Pool #E84912, 6.50%, 08/01/16	38,715	39,544
Gold, Pool #E85137, 6.50%, 08/01/16	28,372	28,980
Gold, Pool #E85387, 6.00%, 09/01/16	83,757	85,028
Gold, Pool #E85800, 6.50%, 10/01/16	17,437	17,810
Gold, Pool #E86183, 6.00%, 11/01/16	12,920	13,117

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G11207, 7.00%, 11/01/16	$50,104	$51,392
Gold, Pool #E01083, 7.00%, 11/01/16	16,827	17,260
Gold, Pool #E86746, 5.50%, 12/01/16	213,768	213,906
Gold, Pool #E86533, 6.00%, 12/01/16	28,247	28,676
Gold, Pool #E01095, 6.00%, 01/01/17	34,845	35,374
Gold, Pool #E87584, 6.00%, 01/01/17	29,354	29,800
Gold, Pool #E87446, 6.50%, 01/01/17	19,445	19,853
Gold, Pool #E87291, 6.50%, 01/01/17	84,236	86,038
Gold, Pool #E86995, 6.50%, 01/01/17	67,482	68,926
Gold, Pool #E88076, 6.00%, 02/01/17	22,010	22,347
Gold, Pool #E88106, 6.50%, 02/01/17	105,121	107,325
Gold, Pool #E88055, 6.50%, 02/01/17	159,067	162,402
Gold, Pool #E01127, 6.50%, 02/01/17	57,610	58,850
Gold, Pool #E88474, 6.00%, 03/01/17	51,657	52,449
Gold, Pool #E01137, 6.00%, 03/01/17	53,528	54,340
Gold, Pool #E88134, 6.00%, 03/01/17	6,544	6,645
Gold, Pool #E88768, 6.00%, 03/01/17	124,889	126,785
Gold, Pool #E01138, 6.50%, 03/01/17	29,709	30,344
Gold, Pool #E88729, 6.00%, 04/01/17	35,653	36,199
Gold, Pool #E89496, 6.00%, 04/01/17	53,740	54,564
Gold, Pool #E89149, 6.00%, 04/01/17	59,906	60,825

8	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E89222, 6.00%, 04/01/17	$215,181	$218,480
Gold, Pool #E89217, 6.00%, 04/01/17	32,637	33,137
Gold, Pool #E01139, 6.00%, 04/01/17	235,967	239,556
Gold, Pool #E89347, 6.00%, 04/01/17	11,294	11,467
Gold, Pool #E89151, 6.00%, 04/01/17	55,793	56,648
Gold, Pool #E89203, 6.50%, 04/01/17	23,915	24,417
Gold, Pool #E89909, 6.00%, 05/01/17	55,627	56,480
Gold, Pool #E01140, 6.00%, 05/01/17	208,918	212,100
Gold, Pool #E89788, 6.00%, 05/01/17	31,523	32,007
Gold, Pool #E89530, 6.00%, 05/01/17	142,762	144,951
Gold, Pool #E89746, 6.00%, 05/01/17	353,975	359,402
Gold, Pool #E89924, 6.50%, 05/01/17	150,918	154,082
Gold, Pool #E01156, 6.50%, 05/01/17	80,617	82,336
Gold, Pool #E90194, 6.00%, 06/01/17	42,123	42,769
Gold, Pool #E90313, 6.00%, 06/01/17	18,801	19,089
Gold, Pool #E90227, 6.00%, 06/01/17	32,331	32,827
Gold, Pool #B15071, 6.00%, 06/01/17	626,377	635,886
Gold, Pool #E01157, 6.00%, 06/01/17	145,776	147,998
Gold, Pool #E90591, 5.50%, 07/01/17	203,459	204,057
Gold, Pool #E90667, 6.00%, 07/01/17	34,880	35,415
Gold, Pool #E90594, 6.00%, 07/01/17	125,278	127,199

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E90645, 6.00%, 07/01/17	$267,040	$271,134
Gold, Pool #E01186, 5.50%, 08/01/17	460,943	462,417
Gold, Pool #E01205, 6.50%, 08/01/17	59,303	60,565
Gold, Pool #G11295, 5.50%, 09/01/17	306,632	307,532
Gold, Pool #G11458, 6.00%, 09/01/17	120,143	121,970
Gold, Pool #E93476, 5.00%, 01/01/18	384,743	379,639
Gold, Pool #G11434, 6.50%, 01/01/18	92,751	94,736
Gold, Pool #E01311, 5.50%, 02/01/18	4,664,774	4,678,536
Gold, Pool #E01344, 4.50%, 04/01/18	274,741	265,993
Gold, Pool #E98207, 5.00%, 04/01/18	114,789	113,257
Gold, Pool #G11399, 5.50%, 04/01/18	446,324	447,859
Gold, Pool #E96459, 5.00%, 05/01/18	159,499	157,371
Gold, Pool #E99869, 5.00%, 06/01/18	212,663	209,842
Gold, Pool #E97335, 5.00%, 07/01/18	3,148,494	3,106,481
Gold, Pool #E97702, 5.00%, 07/01/18	1,216,978	1,200,739
Gold, Pool #E98258, 5.00%, 07/01/18	594,979	587,040
Gold, Pool #E97366, 5.00%, 07/01/18	845,174	833,896
Gold, Pool #E99579, 5.00%, 09/01/18	270,823	267,209
Gold, Pool #E99498, 5.00%, 09/01/18	320,754	316,474
Gold, Pool #E99673, 5.00%, 10/01/18	153,971	151,916
Gold, Pool #E01488, 5.00%, 10/01/18	297,358	293,393

2006 Annual Report	9

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E99675, 5.00%, 10/01/18	$1,579,156	$1,558,084
Gold, Pool #G11480, 5.00%, 11/01/18	1,556,936	1,536,160
Gold, Pool #B10650, 5.00%, 11/01/18	481,082	474,663
Gold, Pool #B10653, 5.50%, 11/01/18	600,752	602,391
Gold, Pool #B11186, 4.50%, 12/01/18	10,953,389	10,606,246
Gold, Pool #E01538, 5.00%, 12/01/18	1,950,454	1,924,432
Gold, Pool #B11548, 5.50%, 12/01/18	414,568	414,836
Gold, Pool #B13147, 5.00%, 01/01/19	1,324,659	1,306,983
Gold, Pool #B12214, 5.00%, 02/01/19	715,272	704,944
Gold, Pool #G11531, 5.50%, 02/01/19	191,379	191,901
Gold, Pool #B12737, 4.50%, 03/01/19	966,969	935,080
Gold, Pool #B12908, 5.50%, 03/01/19	370,795	371,453
Gold, Pool #E01604, 5.50%, 03/01/19	340,183	340,402
Gold, Pool #B13671, 5.00%, 04/01/19	268,687	264,808
Gold, Pool #B13600, 5.50%, 04/01/19	216,328	216,712
Gold, Pool #B14236, 5.00%, 05/01/19	834,542	822,492
Gold, Pool #B15172, 4.50%, 06/01/19	674,461	652,219
Gold, Pool #B15013, 5.00%, 06/01/19	462,056	455,384
Gold, Pool #B15396, 5.50%, 06/01/19	322,920	323,493
Gold, Pool #B15759, 4.50%, 07/01/19	981,769	949,391
Gold, Pool #B15503, 5.00%, 07/01/19	467,557	460,805

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G18002, 5.00%, 07/01/19	$350,068	$345,013
Gold, Pool #B15717, 5.00%, 07/01/19	698,260	688,177
Gold, Pool #B15872, 5.00%, 07/01/19	347,640	342,620
Gold, Pool #G18007, 6.00%, 07/01/19	177,846	180,480
Gold, Pool #G18005, 5.00%, 08/01/19	947,616	933,933
Gold, Pool #G18006, 5.50%, 08/01/19	329,402	329,986
Gold, Pool #B16087, 6.00%, 08/01/19	540,563	548,570
Gold, Pool #B16657, 5.00%, 09/01/19	458,541	451,920
Gold, Pool #B16626, 5.00%, 09/01/19	1,940,545	1,912,524
Gold, Pool #G18009, 5.00%, 09/01/19	1,671,368	1,647,234
Gold, Pool #B16648, 5.00%, 09/01/19	367,043	361,743
Gold, Pool #B16985, 5.00%, 10/01/19	281,955	277,884
Gold, Pool #B16826, 5.00%, 10/01/19	597,237	588,613
Gold, Pool #B17371, 5.00%, 12/01/19	646,271	636,939
Gold, Pool #B14668, 5.00%, 01/01/20	1,198,890	1,180,300
Gold, Pool #J02438, 4.50%, 08/01/20	374,466	361,814
Gold, Pool #B19834, 4.50%, 08/01/20	677,549	654,657
Gold, Pool #J0257, 4.50%, 09/01/20	2,101,918	2,030,901
Gold, Pool #J02551, 4.50%, 09/01/20	278,960	269,535
Gold, Pool #J05831, 4.50%, 11/01/20	378,696	365,901
Gold, Pool #G011880, 5.00%, 12/01/20	1,800,000	1,772,088
Gold, Pool #J00935, 5.00%, 12/01/20	285,760	281,329

10	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #J00718, 5.00%, 12/01/20	$3,082,027	$3,034,236
Gold, Pool #G18096, 5.50%, 01/01/21	283,063	283,246
Gold, Pool #G18116, 4.50%, 02/01/21	378,962	366,158
Gold, Pool #J05986, 5.00%, 02/01/21	296,445	291,848
Gold, Pool #J01189, 5.00%, 02/01/21	386,905	380,803
Gold, Pool #J01279, 5.50%, 02/01/21	651,872	652,293
Gold, Pool #J01256, 5.00%, 03/01/21	375,386	369,466
Gold, Pool #J01414, 5.00%, 03/01/21	291,078	286,487
Gold, Pool #G11998, 4.50%, 04/01/21	2,331,417	2,252,645
Gold, Pool #J01576, 5.00%, 04/01/21	1,794,784	1,766,479
Gold, Pool #J01633, 5.50%, 04/01/21	1,835,927	1,837,112
Gold, Pool #J01570, 5.50%, 04/01/21	390,585	390,837
Gold, Pool #J01879, 5.00%, 05/01/21	576,379	567,289
Gold, Pool #J01833, 5.00%, 05/01/21	292,190	287,582
Gold, Pool #J06015, 5.00%, 05/01/21	589,726	580,425
Gold, Pool #J01771, 5.00%, 05/01/21	490,087	482,358
Gold, Pool #J01757, 5.00%, 05/01/21	673,501	662,879
Gold, Pool #G18123, 5.50%, 06/01/21	1,059,854	1,060,538
Gold, Pool #J01980, 6.00%, 06/01/21	985,847	1,000,039
Gold, Pool #J03074, 5.00%, 07/01/21	492,208	484,445
Gold, Pool #J03028, 5.50%, 07/01/21	592,575	592,957
Gold, Pool #C90559, 7.00%, 05/01/22	257,950	266,964

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C00351, 8.00%, 07/01/24	$5,809	$6,126
Gold, Pool #D60780, 8.00%, 06/01/25	10,426	10,992
Gold, Pool #D64617, 8.00%, 10/01/25	74,382	78,374
Gold, Pool #D82854, 7.00%, 10/01/27	14,982	15,515
Gold, Pool #C00566, 7.50%, 12/01/27	24,191	25,274
Gold, Pool #C00676, 6.50%, 11/01/28	131,937	135,585
Gold, Pool #C00678, 7.00%, 11/01/28	34,353	35,559
Gold, Pool #C18271, 7.00%, 11/01/28	21,348	22,097
Gold, Pool #C00836, 7.00%, 07/01/29	13,683	14,146
Gold, Pool #C30265, 6.50%, 08/01/29	29,506	30,302
Gold, Pool #A16201, 7.00%, 08/01/29	182,515	188,683
Gold, Pool #C31285, 7.00%, 09/01/29	30,494	31,525
Gold, Pool #C31282, 7.00%, 09/01/29	3,047	3,150
Gold, Pool #A18212, 7.00%, 11/01/29	458,444	473,937
Gold, Pool #C32914, 8.00%, 11/01/29	10,552	11,109
Gold, Pool #C37436, 8.00%, 01/01/30	18,845	19,840
Gold, Pool #C36306, 7.00%, 02/01/30	16,780	17,325
Gold, Pool #C36429, 7.00%, 02/01/30	22,184	22,904
Gold, Pool #C00921, 7.50%, 02/01/30	17,941	18,682
Gold, Pool #G01108, 7.00%, 04/01/30	11,813	12,212
Gold, Pool #C37703, 7.50%, 04/01/30	14,705	15,312
Gold, Pool #G01133, 6.50%, 07/01/30	89,998	92,486

2006 Annual Report	11

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C41561, 8.00%, 08/01/30	$7,814	$8,219
Gold, Pool #C01051, 8.00%, 09/01/30	37,052	38,973
Gold, Pool #C43550, 7.00%, 10/01/30	34,401	35,518
Gold, Pool #C44017, 7.50%, 10/01/30	4,175	4,347
Gold, Pool #C43967, 8.00%, 10/01/30	91,017	95,734
Gold, Pool #C44978, 7.00%, 11/01/30	3,889	4,015
Gold, Pool #C44535, 7.50%, 11/01/30	15,020	15,641
Gold, Pool #C44957, 8.00%, 11/01/30	18,059	18,995
Gold, Pool #C01106, 7.00%, 12/01/30	184,567	190,560
Gold, Pool #C01103, 7.50%, 12/01/30	15,451	16,090
Gold, Pool #C46932, 7.50%, 01/01/31	31,430	32,728
Gold, Pool #C01116, 7.50%, 01/01/31	14,774	15,384
Gold, Pool #C47143, 8.00%, 01/01/31	87,150	91,668
Gold, Pool #C47287, 7.50%, 02/01/31	15,890	16,546
Gold, Pool #G01217, 7.00%, 03/01/31	148,145	152,955
Gold, Pool #C48851, 7.00%, 03/01/31	17,281	17,831
Gold, Pool #C48206, 7.50%, 03/01/31	27,968	29,124
Gold, Pool #C01172, 6.50%, 05/01/31	83,197	85,314
Gold, Pool #C52136, 7.00%, 05/01/31	37,088	38,270
Gold, Pool #C53589, 6.50%, 06/01/31	174,577	179,019
Gold, Pool #C53324, 7.00%, 06/01/31	31,930	32,948
Gold, Pool #C01209, 8.00%, 06/01/31	8,344	8,776

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C54897, 6.50%, 07/01/31	$131,886	$135,242
Gold, Pool #C54792, 7.00%, 07/01/31	170,953	176,401
Gold, Pool #C55071, 7.50%, 07/01/31	1,534	1,596
Gold, Pool #G01309, 7.00%, 08/01/31	39,895	41,166
Gold, Pool #C56769, 8.00%, 08/01/31	19,266	20,257
Gold, Pool #C58362, 6.50%, 09/01/31	56,786	58,231
Gold, Pool #C58215, 6.50%, 09/01/31	5,424	5,562
Gold, Pool #C01220, 6.50%, 09/01/31	21,552	22,100
Gold, Pool #G01311, 7.00%, 09/01/31	245,326	253,292
Gold, Pool #G01315, 7.00%, 09/01/31	9,572	9,883
Gold, Pool #C01222, 7.00%, 09/01/31	29,289	30,223
Gold, Pool #C01244, 6.50%, 10/01/31	121,093	124,174
Gold, Pool #C58961, 6.50%, 10/01/31	1,021,090	1,047,073
Gold, Pool #C58647, 7.00%, 10/01/31	5,940	6,129
Gold, Pool #C58694, 7.00%, 10/01/31	65,769	67,865
Gold, Pool #C60991, 6.50%, 11/01/31	21,713	22,266
Gold, Pool #C60012, 7.00%, 11/01/31	27,072	27,934
Gold, Pool #C61298, 8.00%, 11/01/31	29,122	30,619
Gold, Pool #C01271, 6.50%, 12/01/31	38,006	38,973
Gold, Pool #C61105, 7.00%, 12/01/31	19,496	20,117
Gold, Pool #C01305, 7.50%, 12/01/31	16,247	16,903
Gold, Pool #C62218, 7.00%, 01/01/32	51,067	52,695

12	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C63171, 7.00%, 01/01/32	$83,908	$86,582
Gold, Pool #C01355, 6.50%, 02/01/32	1,134,882	1,163,760
Gold, Pool #C64121, 7.50%, 02/01/32	34,026	35,400
Gold, Pool #C64668, 6.50%, 03/01/32	41,699	42,736
Gold, Pool #C65466, 6.50%, 03/01/32	275,786	282,645
Gold, Pool #C01310, 6.50%, 03/01/32	204,280	209,360
Gold, Pool #C66088, 6.50%, 04/01/32	30,928	31,697
Gold, Pool #C66192, 6.50%, 04/01/32	36,818	37,734
Gold, Pool #C01343, 6.50%, 04/01/32	183,164	187,719
Gold, Pool #C66191, 6.50%, 04/01/32	63,791	65,378
Gold, Pool #C01345, 7.00%, 04/01/32	125,511	129,434
Gold, Pool #G01391, 7.00%, 04/01/32	405,139	418,294
Gold, Pool #C66744, 7.00%, 04/01/32	10,319	10,641
Gold, Pool #C65717, 7.50%, 04/01/32	19,449	20,166
Gold, Pool #C01370, 8.00%, 04/01/32	33,850	35,590
Gold, Pool #C67097, 6.50%, 05/01/32	26,201	26,853
Gold, Pool #C01351, 6.50%, 05/01/32	120,108	123,095
Gold, Pool #C66919, 6.50%, 05/01/32	12,364	12,672
Gold, Pool #C67313, 6.50%, 05/01/32	8,257	8,463
Gold, Pool #C66758, 6.50%, 05/01/32	877,458	899,279
Gold, Pool #C67235, 7.00%, 05/01/32	240,883	248,412
Gold, Pool #C67259, 7.00%, 05/01/32	7,391	7,622

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C66916, 7.00%, 05/01/32	$65,603	$67,653
Gold, Pool #C01381, 8.00%, 05/01/32	139,632	146,813
Gold, Pool #C72497, 6.50%, 06/01/32	44,323	45,450
Gold, Pool #C72361, 6.50%, 06/01/32	64,958	66,610
Gold, Pool #C01364, 6.50%, 06/01/32	121,936	124,969
Gold, Pool #C67996, 6.50%, 06/01/32	27,370	28,050
Gold, Pool #C68290, 7.00%, 06/01/32	41,629	42,930
Gold, Pool #C68300, 7.00%, 06/01/32	192,429	198,443
Gold, Pool #C68307, 8.00%, 06/01/32	6,770	7,118
Gold, Pool #C71403, 6.50%, 07/01/32	153,360	157,263
Gold, Pool #G01433, 6.50%, 07/01/32	63,812	65,399
Gold, Pool #G01449, 7.00%, 07/01/32	286,734	296,045
Gold, Pool #C68988, 7.50%, 07/01/32	8,136	8,436
Gold, Pool #C74006, 6.50%, 08/01/32	32,001	32,796
Gold, Pool #G01444, 6.50%, 08/01/32	438,900	450,068
Gold, Pool #C01385, 6.50%, 08/01/32	173,790	178,111
Gold, Pool #C69951, 6.50%, 08/01/32	66,074	67,718
Gold, Pool #G01443, 6.50%, 08/01/32	433,513	444,293
Gold, Pool #C70211, 7.00%, 08/01/32	162,878	167,968
Gold, Pool #C69908, 7.00%, 08/01/32	177,614	183,165
Gold, Pool #C01396, 6.50%, 09/01/32	280,170	287,137
Gold, Pool #C71089, 7.50%, 09/01/32	62,291	64,587

2006 Annual Report	13

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C01404, 6.50%, 10/01/32	$672,801	$689,533
Gold, Pool #C72160, 7.50%, 10/01/32	21,163	21,943
Gold, Pool #A14012, 6.50%, 11/01/32	192,250	197,031
Gold, Pool #C73984, 6.50%, 12/01/32	23,158	23,734
Gold, Pool #C77531, 6.50%, 02/01/33	187,553	192,218
Gold, Pool #G01536, 7.00%, 03/01/33	214,697	220,790
Gold, Pool #A10212, 6.50%, 06/01/33	67,715	69,226
Gold, Pool #A16419, 6.50%, 11/01/33	155,177	158,641
Gold, Pool #A17177, 6.50%, 12/01/33	100,950	103,203
Gold, Pool #A17262, 6.50%, 12/01/33	300,690	307,402
Gold, Pool #C01806, 7.00%, 01/01/34	213,506	219,565
Gold, Pool #564799, 6.00%, 03/15/34	1,636,595	1,660,505
Gold, Pool #A21356, 6.50%, 04/01/34	532,769	543,984
Gold, Pool #C01851, 6.50%, 04/01/34	541,522	552,921
Gold, Pool #788027, 6.50%, 09/01/34	438,576	447,688
Gold, Pool #G01741, 6.50%, 10/01/34	389,219	398,898
Gold, Pool #G08023, 6.50%, 11/01/34	593,771	606,270
Gold, Pool #804847, 4.50%, 01/01/35	659,967	620,292
Gold, Pool #G08064, 6.50%, 04/01/35	429,748	438,270
Gold, Pool #A46279, 5.00%, 07/01/35	1,431,931	1,384,159
Gold, Pool #A36407, 5.00%, 08/01/35	569,127	550,140
Gold, Pool #A46935, 6.50%, 09/01/35	642,567	655,310

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G02045, 4.50%, 10/01/35	$483,597	$453,907
Gold, Pool #G01890, 4.50%, 10/01/35	1,360,182	1,276,676
Gold, Pool #A47682, 6.50%, 11/01/35	1,625,991	1,658,236
Gold, Pool #A41041, 5.00%, 12/01/35	1,197,116	1,157,178
Gold, Pool #G01959, 5.00%, 12/01/35	6,497,805	6,281,026
Gold, Pool #A40376, 5.50%, 12/01/35	476,438	471,484
Gold, Pool #A42298, 4.50%, 01/01/36	791,759	743,151
Gold, Pool #A41864, 5.00%, 01/01/36	580,903	561,523
Gold, Pool #A42305, 5.50%, 01/01/36	3,803,094	3,761,757
Gold, Pool #A41548, 7.00%, 01/01/36	755,872	777,391
Gold, Pool #G08111, 5.50%, 02/01/36	12,836,343	12,696,823
Gold, Pool #A48303, 7.00%, 02/01/36	620,755	638,372
Gold, Pool #A43861, 5.50%, 03/01/36	9,948,491	9,840,359
Gold, Pool #A43757, 5.50%, 03/01/36	4,244,949	4,198,810
Gold, Pool #G08116, 5.50%, 03/01/36	2,434,767	2,408,303
Gold, Pool #A43452, 5.50%, 03/01/36	349,263	345,467
Gold, Pool #A43644, 6.50%, 03/01/36	463,772	472,875
Gold, Pool #A44743, 5.00%, 04/01/36	397,229	383,976
Gold, Pool #A44534, 5.00%, 04/01/36	498,255	481,410
Gold, Pool #A54580, 5.00%, 04/01/36	994,616	961,434
Gold, Pool #A48700, 4.50%, 05/01/36	298,838	280,386
Gold, Pool #A48976, 5.50%, 05/01/36	12,868,076	12,728,211

14	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #A48911, 5.50%, 05/01/36	$1,376,566	$1,361,604
Gold, Pool #A48735, 5.50%, 05/01/36	994,731	983,919
Gold, Pool #G08130, 6.50%, 05/01/36	654,734	667,586
Gold, Pool #A49637, 5.00%, 06/01/36	1,890,530	1,826,614
Gold, Pool #G08134, 5.50%, 06/01/36	1,376,602	1,361,640
Gold, Pool #A49653, 5.50%, 06/01/36	49,560,957	49,022,270
Gold, Pool #A50139, 6.50%, 06/01/36	591,952	603,571
Gold, Pool #A99960, 7.00%, 06/01/36	211,027	217,016
Gold, Pool #A50832, 5.50%, 07/01/36	1,794,090	1,774,590
Gold, Pool #G08139, 5.50%, 07/01/36	2,784,073	2,753,813
Gold, Pool #A50714, 5.50%, 07/01/36	598,121	591,620
TBA, 5.50%, 11/01/18	800,000	800,250
TBA, 4.50%, 11/15/20	500,000	482,969
TBA, 6.50%, 11/01/33	3,600,000	3,669,750
TBA, 6.00%, 12/01/33	2,000,000	2,011,876
TBA, 4.50%, 12/01/34	400,000	375,125
TBA, 5.50%, 12/15/35	800,000	790,500
TBA, 5.00%, 11/15/36	500,000	482,969
TBA, 5.50%, 11/15/36	700,000	692,125

		804,674,321

Federal National Mortgage Association (12.5%)
5.75%, 02/15/08 (c)	66,745,000	67,330,553
2.50%, 06/15/08	16,840,000	16,208,332
4.88%, 04/15/09 (c)	24,125,000	24,130,283
5.38%, 08/15/09	18,990,000	19,237,857
5.50%, 03/15/11 (c)	21,905,000	22,432,582
5.13%, 04/15/11 (c)	8,130,000	8,208,698
6.00%, 05/15/11 (c)	30,460,000	31,833,258
5.38%, 11/15/11 (c)	5,935,000	6,069,701
4.38%, 03/15/13 (c)	19,695,000	19,103,973
4.63%, 10/15/14	3,015,000	2,956,618
5.00%, 04/15/15 (c)	2,760,000	2,777,990

	Principal Amount	Value

Federal National Mortgage Association (continued)
4.75%, 01/19/16 (c)	$9,275,000	$9,130,171
5.00%, 03/15/16	13,675,000	13,723,820
5.38%, 07/15/16 (c)	6,635,000	6,849,118
5.25%, 09/15/16 (c)	8,375,000	8,564,727
Pool #709921, 5.00%, 06/01/18	168,921	166,746
Pool #255315, 4.00%, 07/01/19	460,436	436,795
Pool #811970, 4.50%, 02/01/20	201,722	195,137
Pool #560868, 7.50%, 02/01/31	14,528	15,126
Pool #607212, 7.50%, 10/01/31	204,437	212,843
Pool #607632, 6.50%, 11/01/31	2,674	2,741
Pool #607559, 6.50%, 11/01/31	8,737	8,956
Pool #661664, 7.50%, 09/01/32	192,488	200,194
Pool #694846, 6.50%, 04/01/33	99,934	101,864
Pool #750229, 6.50%, 10/01/33	612,719	624,555

		260,522,638

Government National Mortgage Association (7.0%)
4.50%, 10/15/08 (c)	405,000	402,135
5.25%, 01/15/09 (c)	51,660,000	52,041,458
4.25%, 08/15/10 (c)	11,835,000	11,580,843
4.38%, 10/15/15 (c)	200,000	193,026
4.75%, 11/17/15 (c)	15,260,000	15,027,851
5.50%, 10/01/18	874,830	875,396
Pool #279461, 9.00%, 11/15/19	8,381	9,004
Pool #G11742, 5.00%, 07/01/20	2,099,165	2,068,854
Pool #376510, 7.00%, 05/15/24	20,310	21,005
Pool #457801, 7.00%, 08/15/28	29,109	30,106
Pool #490258, 6.50%, 02/15/29	7,489	7,720

2006 Annual Report	15

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #486936, 6.50%, 02/15/29	$22,237	$22,921
Pool #502969, 6.00%, 03/15/29	63,740	64,778
Pool #487053, 7.00%, 03/15/29	27,643	28,598
Pool #781014, 6.00%, 04/15/29	62,605	63,633
Pool #509099, 7.00%, 06/15/29	12,867	13,311
Pool #470643, 7.00%, 07/15/29	51,354	53,129
Pool #434505, 7.50%, 08/15/29	4,578	4,775
Pool #416538, 7.00%, 10/15/29	10,436	10,797
Pool #524269, 8.00%, 11/15/29	18,832	19,978
Pool #781124, 7.00%, 12/15/29	120,042	124,173
Pool #525561, 8.00%, 01/15/30	12,851	13,620
Pool #531352, 7.50%, 09/15/30	24,383	25,423
Pool #507396, 7.50%, 09/15/30	292,926	305,419
Pool #536334, 7.50%, 10/15/30	4,162	4,340
Pool #540659, 7.00%, 01/15/31	2,068	2,139
Pool #486019, 7.50%, 01/15/31	14,482	15,095
Pool #535388, 7.50%, 01/15/31	10,460	10,904
Pool #537406, 7.50%, 02/15/31	10,672	11,124
Pool #528589, 6.50%, 03/15/31	161,955	166,809
Pool #508473, 7.50%, 04/15/31	40,154	41,855
Pool #533723, 7.50%, 04/15/31	3,678	3,834
Pool #544470, 8.00%, 04/15/31	7,826	8,296

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #781287, 7.00%, 05/15/31	$71,730	$74,211
Pool #781319, 7.00%, 07/15/31	23,238	24,039
Pool #549742, 7.00%, 07/15/31	26,492	27,403
Pool #485879, 7.00%, 08/15/31	71,192	73,640
Pool #555125, 7.00%, 09/15/31	9,169	9,485
Pool #781328, 7.00%, 09/15/31	65,611	67,881
Pool #550991, 6.50%, 10/15/31	30,671	31,590
Pool #571267, 7.00%, 10/15/31	9,779	10,115
Pool #547948, 6.50%, 11/15/31	17,356	17,876
Pool #574837, 7.50%, 11/15/31	11,606	12,098
Pool #555171, 6.50%, 12/15/31	11,374	11,715
Pool #781380, 7.50%, 12/15/31	21,648	22,563
Pool #781481, 7.50%, 01/15/32	113,930	118,798
Pool #580972, 6.50%, 02/15/32	20,050	20,646
Pool #781401, 7.50%, 02/15/32	56,518	58,922
Pool #552474, 7.00%, 03/15/32	37,147	38,420
Pool #781478, 7.50%, 03/15/32	36,058	37,599
Pool #781429, 8.00%, 03/15/32	53,334	56,532
Pool #583645, 8.00%, 07/15/32	27,702	29,375
Pool #595077, 6.00%, 10/15/32	198,117	201,166
Pool #596657, 7.00%, 10/15/32	12,726	13,162
Pool #552903, 6.50%, 11/15/32	1,137,621	1,171,426

16	Annual Report 2006

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #552952, 6.00%, 12/15/32	$208,682	$211,894
Pool #612953, 7.00%, 12/15/32	62,614	64,760
Pool #602102, 6.00%, 02/15/33	290,944	295,305
Pool #588192, 6.00%, 02/15/33	106,156	107,747
Pool #603520, 6.00%, 03/15/33	240,756	244,364
Pool #553144, 5.50%, 04/15/33	694,925	692,869
Pool #604243, 6.00%, 04/15/33	422,280	428,609
Pool #631924, 6.00%, 05/15/33	259,138	263,022
Pool #611526, 6.00%, 05/15/33	163,379	165,828
Pool #553320, 6.00%, 06/15/33	527,867	535,779
Pool #572733, 6.00%, 07/15/33	109,806	111,451
Pool #573916, 6.00%, 11/15/33	403,631	409,680
Pool #604788, 6.50%, 11/15/33	736,672	757,954
Pool #781690, 6.00%, 12/15/33	323,539	328,485
Pool #604875, 6.00%, 12/15/33	878,011	891,171
Pool #781688, 6.00%, 12/15/33	760,033	771,576
Pool #781699, 7.00%, 12/15/33	130,564	135,058
Pool #621856, 6.00%, 01/15/34	384,293	389,907
Pool #486921, 5.50%, 02/15/35	401,307	399,629
Pool #781905, 5.00%, 04/15/35	2,350,378	2,293,560
Pool #646799, 4.50%, 07/15/35	423,465	401,781
Pool #645035, 5.00%, 07/15/35	453,994	442,860

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #641734, 4.50%, 09/15/35	$2,608,811	$2,475,228
Pool #641779, 5.00%, 09/15/35	9,474,660	9,242,288
Pool #649454, 5.50%, 09/15/35	3,522,924	3,509,128
Pool #649510, 5.50%, 10/15/35	5,450,373	5,429,030
Pool #649513, 5.50%, 10/15/35	6,812,672	6,785,994
Pool #602461, 5.00%, 12/15/35	386,287	376,813
Pool #650712, 5.00%, 01/15/36	1,086,523	1,059,572
Pool #648439, 5.00%, 01/15/36	763,656	744,713
Pool #652207, 5.50%, 03/15/36	6,193,641	6,167,754
Pool #652536, 5.00%, 05/15/36	488,588	495,344
Pool #65519, 5.00%, 05/15/36	895,748	873,529
Pool #606308, 5.50%, 05/15/36	1,194,837	1,189,843
Pool #606314, 5.50%, 05/15/36	497,121	495,043
Pool #653598, 5.50%, 05/15/36	1,690,835	1,683,768
Pool #655457, 6.00%, 05/15/36	499,037	505,938
Pool #656666, 6.00%, 06/15/36	2,973,342	3,014,457
Pool #635306, 6.00%, 06/15/36	3,030,096	3,071,996
TBA, 6.50%, 11/01/32	1,000,000	1,026,562
TBA, 6.00%, 12/15/35	3,100,000	3,139,717

		147,031,017

Tennessee Valley Authority (0.0%)
6.25%, 12/15/17	85,000	94,063

2006 Annual Report	17

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

U.S. Treasury Bonds (4.9%)
8.75%, 05/15/17 (c)	$11,060,000	$14,791,025
8.50%, 02/15/20 (c)	7,185,000	9,806,404
6.25%, 08/15/23	24,950,000	29,035,562
6.88%, 08/15/25	7,990,000	10,007,475
6.38%, 08/15/27 (c)	22,115,000	26,645,125
5.38%, 02/15/31	11,200,000	12,159,874

		102,445,465

U.S. Treasury Notes (1.6%)
3.13%, 10/15/08 (c)	1,325,000	1,286,648
4.00%, 11/15/12 (c)	4,390,000	4,259,498
4.00%, 02/15/15 (c)	18,510,000	17,751,516
4.13%, 05/15/15 (c)	420,000	406,104
4.50%, 11/15/15 (c)	630,000	625,226
4.50%, 02/15/36 (c)	8,265,000	7,977,014

		32,306,006

Total U.S. Government and Agency Long-Term Obligations		1,347,073,510

Corporate Bonds (30.3%)
Advertising (0.0%)
Omnicom Group, Inc., 5.90%, 04/15/16	300,000	305,203

Aerospace (0.4%)
Bae Systems Holdings, Inc., 4.75%, 08/15/10 (b)	400,000	390,133
Boeing Co., 6.13%, 02/15/33 (c)	500,000	546,066
General Dynamics Corp., 3.00%, 05/15/08	425,000	411,073
Goodrich Corp., 6.29%, 01/01/16	600,000	620,101
Goodrich Corp., 6.80%, 07/01/36 (c)	314,000	334,921
Lockheed Martin Corp., 7.65%, 05/01/16	300,000	348,779
Lockheed Martin Corp., 6.15%, 09/01/36 (b)	600,000	637,552
Northrop Grumman Corp., 7.13%, 02/15/11	1,035,000	1,108,315
Northrop Grumman Corp., 7.75%, 02/15/31	200,000	250,836
Raytheon Co., 8.30%, 03/01/10	250,000	272,711
Raytheon Co., 5.50%, 11/15/12	150,000	151,553

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace (continued)
Raytheon Co., 6.40%, 12/15/18	$350,000	$376,086
Raytheon Co., 7.00%, 11/01/28	225,000	259,544
Rockwell Collins Corp., 4.75%, 12/01/13	500,000	491,072
United Technologies Corp., 6.35%, 03/01/11	675,000	705,474
United Technologies Corp., 5.40%, 05/01/35	750,000	737,147

		7,641,363

Agricultural Products (0.0%)
Bunge International Ltd., 5.10%, 07/15/15	150,000	141,277
Potash Corp. of Saskatchewan, Inc., 7.75%, 05/31/11	70,000	76,473
Potash Corp. of Saskatchewan, Inc., 4.88%, 03/01/13	280,000	270,038

		487,788

Airlines (0.1%)
Continental Airlines, Inc., 6.56%, 08/15/13	395,000	411,130
Qantas Airways, 6.05%, 04/15/16 (b)	300,000	301,918
Southwest Airlines Corp., 7.88%, 09/01/07	24,000	24,431
Southwest Airlines Corp., 5.13%, 03/01/17	250,000	237,751

		975,230

Apparel Manufacturers (0.0%)
Jones Apparel Group Inc., 6.13%, 11/15/34	160,000	142,189

Automobiles (1.1%)
DaimlerChrysler AG, 4.05%, 06/04/08	1,100,000	1,075,565
DaimlerChrysler AG, 7.30%, 01/15/12	660,000	704,247
DaimlerChrysler AG, 6.50%, 11/15/13 (c)	825,000	852,598
DaimlerChrysler AG, 8.50%, 01/18/31	625,000	751,033
DaimlerChrysler NA Holdings, 4.75%, 01/15/08	1,000,000	990,527

18	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Automobiles (continued)
DaimlerChrysler NA Holdings, 5.88%, 03/15/11	$1,250,000	$1,259,210
Honda Auto Receivables Owner Trust, 5.12%, 10/15/10	15,975,000	15,986,342
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	520,000	506,707
Toyota Motor Credit Corp., 4.25%, 03/15/10 (c)	570,000	555,015

		22,681,244

Banking (5.2%)
American Express Centurion Bank, 4.38%, 07/30/09 (b)	400,000	393,364
Anadarko Finance Co., 6.75%, 05/01/11	200,000	210,729
Andina de Fomento Corp., 6.88%, 03/15/12	400,000	426,027
Banco Nacional de Comercio Exterior, 3.88%, 01/21/09 (b) (c)	100,000	96,750
Bank of America Corp., 3.25%, 08/15/08	540,000	522,332
Bank of America Corp., 4.50%, 08/01/10 (c)	350,000	343,251
Bank of America Corp., 4.38%, 12/01/10	1,000,000	973,499
Bank of America Corp., 5.38%, 08/15/11	650,000	656,761
Bank of America Corp., 4.88%, 09/15/12	490,000	482,521
Bank of America Corp., 4.88%, 01/15/13 (c)	1,100,000	1,082,079
Bank of America Corp., 4.75%, 08/01/15 (c)	1,050,000	1,009,741
Bank of America Corp., 5.25%, 12/01/15 (c)	1,250,000	1,236,915
Bank of America Corp., 6.00%, 06/15/16	500,000	522,631
Bank of America Corp., 4.93%, 07/10/45	4,720,000	4,603,572
Bank of New York Corp., 5.20%, 07/01/07 (c)	565,000	564,777
Bank of New York Corp., 5.05%, 03/03/09	900,000	893,770

	Principal Amount	Value

Banking (continued)
Bank One Corp., 4.13%, 09/01/07 (c)	$965,000	$953,047
Bank One Corp., 3.70%, 01/15/08 (c)	500,000	490,277
Bank One Corp., 7.88%, 08/01/10	100,000	108,948
Bank One Corp., 5.25%, 01/30/13	250,000	249,223
Bank One Corp., 8.00%, 04/29/27	492,000	611,871
BB&T Corp., 6.50%, 08/01/11	800,000	843,835
BB&T Corp., 4.75%, 10/01/12	400,000	390,135
BHP Finance Corp., 6.42%, 03/01/26	135,000	144,638
BSCH Issuances Ltd., 7.63%, 11/03/09	600,000	640,042
BSCH Issuances Ltd., 7.63%, 09/14/10	100,000	108,568
Citigroup, Inc., 5.50%, 11/30/07	1,500,000	1,503,890
Citigroup, Inc., 3.50%, 02/01/08	1,850,000	1,811,537
Citigroup, Inc., 6.38%, 11/15/08	275,000	281,433
Citigroup, Inc., 3.63%, 02/09/09	1,420,000	1,376,173
Citigroup, Inc., 4.13%, 02/22/10	900,000	874,976
Citigroup, Inc., 4.63%, 08/03/10	550,000	541,243
Citigroup, Inc., 6.50%, 01/18/11	225,000	236,496
Citigroup, Inc., 5.13%, 02/14/11	150,000	150,019
Citigroup, Inc., 6.00%, 2/21/12, 6.00%, 02/21/12 (c)	250,000	259,526
Citigroup, Inc., 5.63%, 08/27/12 (c)	500,000	508,958
Citigroup, Inc., 5.30%, 01/07/16	600,000	597,861
Citigroup, Inc., 5.85%, 08/02/16 (c)	700,000	724,341
Citigroup, Inc., 6.63%, 06/15/32	565,000	624,320
Citigroup, Inc., 5.88%, 02/22/33 (c)	200,000	201,452
Citigroup, Inc., 5.85%, 12/11/34	1,525,000	1,552,452
Comerica, Inc., 4.80%, 05/01/15	300,000	283,954
Deutsche Bank Financial LLC., 7.50%, 04/25/09	100,000	105,083
Deutsche Bank Financial LLC., 5.38%, 03/02/15	300,000	299,215
European Investment Bank, 3.38%, 03/16/09 (c)	1,600,000	1,547,534
European Investment Bank, 4.63%, 05/15/14	525,000	516,376

2006 Annual Report	19

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banking (continued)
Fifth Third Bank, 3.38%, 08/15/08	$280,000	$271,431
Fifth Third Bank, 4.20%, 02/23/10	1,725,000	1,678,021
First Union National Bank, 6.14%, 03/15/33	5,380,577	5,546,771
HBOS PLC, 5.38%, 11/29/49 (b)	600,000	592,328
HSBC Bank USA, 7.50%, 07/15/09	955,000	1,012,808
HSBC Bank USA, 3.88%, 09/15/09	1,775,000	1,720,362
HSBC Bank USA, 4.63%, 04/01/14	1,000,000	958,635
HSBC Bank USA, 5.88%, 11/01/34	1,215,000	1,224,172
Huntington National Bank, 5.50%, 02/15/16	300,000	294,923
Inter-American Development Bank, 5.75%, 02/26/08	250,000	252,288
Inter-American Development Bank, 6.80%, 10/15/25	700,000	838,705
International Bank for Reconstruction & Development, 7.63%, 01/19/23	750,000	962,004
International Lease Finance Corp., 5.75%, 02/15/07	415,000	415,321
International Lease Finance Corp., 3.50%, 04/01/09	500,000	480,623
JP Morgan Chase & Co., 6.25%, 01/15/09	100,000	101,827
JP Morgan Chase & Co., 3.50%, 03/15/09	2,450,000	2,364,147
JP Morgan Chase & Co., 4.50%, 11/15/10	2,750,000	2,686,530
JP Morgan Chase & Co., 4.60%, 01/17/11	1,000,000	979,289
JP Morgan Chase & Co., 6.63%, 03/15/12	1,090,000	1,158,100

	Principal Amount	Value

Banking (continued)
JP Morgan Chase & Co., 4.75%, 03/01/15 (c)	$430,000	$409,756
JP Morgan Chase & Co., 5.15%, 10/01/15	850,000	831,558
JP Morgan Chase & Co., 5.88%, 06/13/16	750,000	770,380
JP Morgan Chase & Co., 6.45%, 03/15/33	6,350,000	6,646,776
JP Morgan Chase & Co., 6.47%, 11/15/35	5,520,000	5,827,266
JP Morgan Chase & Co., 5.00%, 11/01/06 (d)	3,770,000	3,679,650
JP Morgan Chase & Co., 6.07%, 11/01/06 (c) (d)	5,660,000	5,934,706
Key Bank NA, 5.70%, 08/15/12	450,000	460,646
Key Bank NA, 5.80%, 07/01/14	250,000	255,607
Key Bank NA, 6.95%, 02/01/28	225,000	252,341
M & T Bank Corp., 3.85%, 04/01/13	300,000	294,714
Marshall & Ilsley Bank, 4.13%, 09/04/07	125,000	123,878
Marshall & Ilsley Bank, 3.80%, 02/08/08	600,000	588,244
Marshall & Ilsley Bank, 5.25%, 09/04/12	275,000	277,243
MBNA America Bank Corp., 6.25%, 01/17/07	495,000	495,822
MBNA America Bank Corp., 5.38%, 01/15/08	195,000	195,061
MBNA America Bank Corp., 4.63%, 08/03/09 (b)	2,130,000	2,103,652
MBNA America Bank Corp., 5.00%, 05/04/10	550,000	548,081
MBNA America Bank Corp., 7.13%, 11/15/12 (b)	140,000	153,185
National Bank of Australia, 8.60%, 05/19/10	300,000	332,834
National City Bank of Indiana, 4.00%, 09/28/07	300,000	295,532
National City Corp., 3.20%, 04/01/08	400,000	388,120
National City Corp., 6.20%, 12/15/11	300,000	313,462

20	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Banking (continued)
National City Corp., 4.90%, 01/15/15 (c)	$600,000	$578,044
Nationsbank Corp., 6.60%, 05/15/10	200,000	208,658
Oester Kontroll Bank, 4.50%, 03/09/15	400,000	387,840
PNC Funding Corp., 5.25%, 11/15/15	600,000	591,498
Popular North America, Inc., 4.70%, 06/30/09	550,000	539,700
Regions Financial Corp., 6.38%, 05/15/12	150,000	157,744
Sanwa Bank Ltd., 7.40%, 06/15/11 (c)	600,000	648,250
Sovereign Bancorp., Inc., 5.13%, 03/15/13	200,000	196,340
St. George Bank Ltd., 5.30%, 10/15/15 (b)	400,000	395,503
State Street Bank and Trust, 5.30%, 01/15/16	200,000	199,199
SunTrust Banks, Inc., 5.20%, 01/17/17	300,000	293,800
SunTrust Banks, Inc., 5.45%, 12/01/17	310,000	309,810
U.S. Bancorp, 5.10%, 07/15/07	500,000	498,705
U.S. Bancorp, 4.50%, 07/29/10 (c)	500,000	489,996
UBS AG Stamford CT, 5.88%, 07/15/16	400,000	412,164
Union Planters Corp., 4.38%, 12/01/10	150,000	146,181
Unionbancal Corp., 5.25%, 12/16/13	350,000	345,612
US Bank NA, 4.95%, 10/30/14 (c)	450,000	439,563
US Bank NA, 4.80%, 04/15/15	225,000	216,857
US Bank NA Minnesota, 6.38%, 08/01/11	850,000	892,797
Wachovia Corp., 5.72%, 11/01/06 (d)	4,800,000	4,895,040
Wachovia Corp., 3.63%, 02/17/09	2,975,000	2,877,170
Wachovia Corp., 4.88%, 02/15/14	310,000	300,559
Wachovia Corp., 5.60%, 03/15/16	1,200,000	1,215,288
Wachovia Corp., 5.50%, 08/01/35	825,000	789,386
Wells Fargo & Co., 3.50%, 04/04/08 (c)	625,000	610,996
Wells Fargo & Co., 3.13%, 04/01/09	2,150,000	2,055,361

	Principal Amount	Value

Banking (continued)
Wells Fargo & Co., 4.20%, 01/15/10	$800,000	$778,058
Wells Fargo & Co., 6.45%, 02/01/11	1,440,000	1,510,759
Wells Fargo & Co., 5.13%, 09/15/16	350,000	343,441
Wells Fargo & Co., 5.38%, 02/07/35 (c)	775,000	741,291
Westpac Banking Corp., 4.63%, 06/01/18	250,000	232,656

		111,571,207

Building & Construction (0.3%)
Caterpillar, Inc., 7.30%, 05/01/31	170,000	206,445
Centex Corp., 7.88%, 02/01/11	250,000	270,798
Centex Corp., 7.50%, 01/15/12	100,000	107,313
Centex Corp., 6.50%, 05/01/16	600,000	614,931
D.R. Horton, Inc., 6.00%, 04/15/11	1,100,000	1,102,079
Hanson Australia Funding, 5.25%, 03/15/13 (c)	450,000	437,926
Korea Development Bank Corp., 4.25%, 11/13/07	250,000	247,215
Lafarge SA, 6.50%, 07/15/16	450,000	468,732
Lennar Corp., 5.95%, 03/01/13	90,000	89,486
Lennar Corp., 5.50%, 09/01/14	500,000	480,659
Masco Corp., 5.88%, 07/15/12	360,000	360,710
Masco Corp., 4.80%, 06/15/15	600,000	549,598
MDC Holdings, Inc., 5.50%, 05/15/13	250,000	237,032
Pulte Homes, Inc., 4.88%, 07/15/09	575,000	566,278
Pulte Homes, Inc., 7.88%, 08/01/11	40,000	43,351
Pulte Homes, Inc., 6.25%, 02/15/13	105,000	107,079
Pulte Homes, Inc., 6.00%, 02/15/35	250,000	229,324
Ryland Group, 5.38%, 01/15/15 (c)	400,000	370,312
Toll Brothers, Inc., 6.88%, 11/15/12	150,000	153,506

		6,642,774

Business Services (0.1%)
First Data Corp., 3.38%, 08/01/08	600,000	581,304
Johnson Controls, Inc., 5.25%, 01/15/11	300,000	298,082
Pitney Bowes, Inc., 4.75%, 01/15/16	500,000	475,596
Pitney Bowes, Inc., 4.75%, 05/15/18	150,000	140,971

		1,495,953

2006 Annual Report	21

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Cable (0.4%)
British Sky Broadcasting Group PLC, 8.20%, 07/15/09	$375,000	$401,375
Comcast Corp., 6.20%, 11/15/08	475,000	484,116
Comcast Corp., 6.88%, 06/15/09	800,000	831,694
Comcast Corp., 5.85%, 01/15/10	1,465,000	1,490,538
Comcast Corp., 8.38%, 03/15/13	400,000	456,925
Comcast Corp., 5.90%, 03/15/16	700,000	704,544
Comcast Corp., 6.50%, 01/15/17	700,000	734,066
Comcast Corp., 9.46%, 11/15/22	200,000	261,170
Comcast Corp., 7.05%, 03/15/33	500,000	541,755
Comcast Corp., 5.65%, 06/15/35	400,000	367,175
Comcast Corp., 6.50%, 11/15/35 (c)	170,000	173,584
Comcast Corp., 6.45%, 03/15/37	580,000	587,708
Cox Communications, Inc., 7.13%, 10/01/12	500,000	534,481
Cox Communications, Inc., 5.45%, 12/15/14	600,000	586,136
Cox Enterprises, 4.38%, 05/01/08 (b)	250,000	245,457
Harris Corp., 6.35%, 02/01/28	250,000	257,602
Teck Cominco Ltd., 6.13%, 10/01/35	250,000	243,869
USA Interactive, 7.00%, 01/15/13 (c)	300,000	308,957

		9,211,152

Chemicals (0.2%)
Albemarle Corp., 5.10%, 02/01/15 (c)	200,000	190,783
Chevron Phillips Chemical, 5.38%, 06/15/07	100,000	99,874
Cytec Industries, Inc., 6.00%, 10/01/15	275,000	272,927
Dow Chemical, 6.00%, 10/01/12	1,000,000	1,034,988
ICI North America, 8.88%, 11/15/06	300,000	300,302
Lubrizol Corp., 5.50%, 10/01/14	600,000	587,650
Lubrizol Corp., 6.50%, 10/01/34	250,000	254,526
Praxair, Inc., 3.95%, 06/01/13 (c)	300,000	278,202
Rohm & Haas Co., 7.85%, 07/15/29	200,000	245,523
Yara International Asa, 5.25%, 12/15/14 (b)	250,000	240,431

		3,505,206

	Principal Amount	Value

Commercial Services (0.0%)
Donnelley (R.R) & Sons Co., 4.95%, 04/01/14	$200,000	$180,101
First Data Corp., 4.95%, 06/15/15 (c)	250,000	241,814

		421,915

Computers (0.3%)
Cisco Systems, Inc., 5.25%, 02/22/11	500,000	503,018
Cisco Systems, Inc., 5.50%, 02/22/16	1,300,000	1,314,983
Dell Computer Corp., 7.10%, 04/15/28	350,000	397,474
First Data Corp., 6.38%, 12/15/07	350,000	352,267
Hewlett Packard Co., 3.63%, 03/15/08 (c)	250,000	244,134
Hewlett Packard Co., 6.50%, 07/01/12 (c)	250,000	265,908
IBM Corp., 6.45%, 08/01/07	115,000	115,699
IBM Corp., 3.80%, 02/01/08	1,415,000	1,388,224
IBM Corp., 5.50%, 01/15/09	200,000	202,012
IBM Corp., 4.75%, 11/29/12	875,000	857,698
IBM Corp., 5.88%, 11/29/32 (c)	565,000	584,564
Kern River Funding Corp., 4.89%, 04/30/18 (b) (d)	84,400	82,125

		6,308,106

Conglomerates (0.1%)
Fortune Brands, Inc., 5.13%, 01/15/11	700,000	687,135
Fortune Brands, Inc., 5.38%, 01/15/16	450,000	426,334
Procter & Gamble Co., 6.88%, 09/15/09 (c)	320,000	335,161
Procter & Gamble Co., 4.95%, 08/15/14 (c)	500,000	491,418
Procter & Gamble Co., 4.85%, 12/15/15	300,000	291,351
Procter & Gamble Co., 5.80%, 08/15/34	500,000	522,648

		2,754,047

22	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Containers (0.0%)
Newell Rubbermaid, Inc., 4.00%, 05/01/10	$150,000	$143,854
Sealed Air Corp., 5.38%, 04/15/08 (b)	200,000	199,551
Sealed Air Corp., 6.95%, 05/15/09 (b)	55,000	56,866

		400,271

Department Stores (0.1%)
Federated Department Stores, 6.63%, 04/01/11 (c)	1,070,000	1,108,476
Federated Department Stores, 6.90%, 04/01/29 (c)	250,000	258,097
Kimberly-Clark Corp., 7.10%, 08/01/07	106,000	107,417
Kimberly-Clark Corp., 5.63%, 02/15/12	500,000	512,582
Kohl’s Corp., 6.30%, 03/01/11	50,000	51,867

		2,038,439

Electric – Integrated (1.8%)
Alabama Power Co., 5.70%, 02/15/33 (c)	550,000	552,187
Amerenenergy Generating Co., 7.95%, 06/01/32	105,000	126,558
American Electric Power Co., 5.25%, 06/01/15	325,000	317,363
Appalachian Power Co., 5.80%, 10/01/35	350,000	333,516
Arizona Public Service Co., 5.50%, 09/01/35	365,000	329,043
Cincinnati Gas & Electric Corp., 5.70%, 09/15/12	70,000	70,801
Commonwealth Edison Corp., 6.15%, 03/15/12	200,000	203,928
Consolidated Edison of N.Y., 4.70%, 06/15/09	250,000	247,193
Consolidated Edison of N.Y., 5.38%, 12/15/15	300,000	299,276
Consolidated Edison, Inc., 7.15%, 12/01/09	60,000	63,246
Consolidated Edison, Inc., 4.88%, 02/01/13 (c)	210,000	205,640

	Principal Amount	Value

Electric – Integrated (continued)
Consolidated Edison, Inc., 5.88%, 04/01/33	$200,000	$201,462
Constellation Energy Group, Inc., 6.13%, 09/01/09	530,000	541,687
Consumers Energy-ITC, 4.25%, 04/15/08	205,000	201,645
Consumers Energy-ITC, 4.00%, 05/15/10	200,000	191,297
Dominion Resources, Inc., 4.13%, 02/15/08	250,000	246,242
Dominion Resources, Inc., 5.70%, 09/17/12	275,000	278,561
Dominion Resources, Inc., 6.30%, 03/15/33 (c)	750,000	767,489
Dominion Resources, Inc., 5.95%, 06/15/35 (c)	425,000	419,787
DTE Energy Co., 6.35%, 06/01/16	700,000	728,053
Duke Energy Corp., 3.75%, 03/05/08 (b)	1,200,000	1,177,000
Duke Energy Corp., 6.25%, 01/15/12	1,170,000	1,221,557
Emerson Electric Co., 6.00%, 08/15/32	140,000	147,776
Entergy Gulf States, Inc., 5.25%, 08/01/15	300,000	285,394
Entergy Mississippi, Inc., 5.15%, 02/01/13	490,000	474,822
Exelon Corp., 4.90%, 06/15/15	700,000	661,879
Exelon Corp., 5.63%, 06/15/35 (c)	400,000	380,098
Firstenergy Corp., 7.38%, 11/15/31	700,000	818,802
Florida Power & Light Co., 4.85%, 02/01/13	250,000	244,871
Florida Power & Light Co., 5.85%, 02/01/33	170,000	174,842
Florida Power & Light Co., 5.90%, 03/01/33	115,000	116,221
Florida Power & Light Co., 5.95%, 10/01/33	130,000	135,538
Florida Power & Light Co., 5.40%, 09/01/35	220,000	212,503
General Electric Capital Corp., 5.38%, 03/15/07	650,000	650,147

2006 Annual Report	23

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric – Integrated (continued)
General Electric Capital Corp., 4.63%, 09/15/09	$1,075,000	$1,063,170
General Electric Capital Corp., 3.75%, 12/15/09 (c)	1,400,000	1,347,471
General Electric Capital Corp., 5.50%, 04/28/11 (c)	700,000	710,882
General Electric Capital Corp., 5.00%, 02/01/13	1,575,000	1,561,123
General Electric Capital Corp., 5.00%, 01/08/16 (c)	500,000	490,102
General Electric Capital Corp., 4.35%, 06/10/48	6,000,000	5,872,042
Georgia Power Corp., 5.13%, 11/15/12	180,000	178,956
Metropolitan Edison, 4.88%, 04/01/14	400,000	383,100
MidAmerican Energy Holdings Co., 5.88%, 10/01/12	1,075,000	1,100,052
Midamerican Energy Holdings Co., 6.13%, 04/01/36 (c)	500,000	514,169
New York State Electric & Gas Corp., 5.75%, 05/01/23	100,000	97,201
NiSource Finance Corp., 5.25%, 09/15/17	440,000	414,275
Oncor Electric Deliver, 6.38%, 01/15/15	750,000	778,836
Oncor, Inc., 6.38%, 05/01/12	165,000	171,228
Pacific Gas & Electric Co., 3.60%, 03/01/09	1,100,000	1,061,774
Pacific Gas & Electric Co., 4.80%, 03/01/14	800,000	772,241
Pacific Gas & Electric Co., 4.20%, 03/01/11	1,200,000	1,152,696
PacifiCorp Corp., 5.25%, 06/15/35	300,000	279,441
Pepco Holdings, Inc., 6.45%, 08/15/12 (c)	180,000	187,109
Pepco Holdings, Inc., 7.45%, 08/15/32	200,000	228,542
Progress Energy, Inc., 5.85%, 10/30/08	105,000	106,876
Progress Energy, Inc., 7.10%, 03/01/11	440,000	471,140

	Principal Amount	Value

Electric – Integrated (continued)
Progress Energy, Inc., 7.75%, 03/01/31	$400,000	$487,154
PSEG Power Corp., 6.95%, 06/01/12	125,000	132,871
Public Service Co. of Colorado, 5.50%, 04/01/14	425,000	428,629
Public Service Electric & Gas, 5.13%, 09/01/12	330,000	326,819
Public Service New Mexico Corp., 4.40%, 09/15/08	175,000	171,748
Puget Energy, Inc., 5.48%, 06/01/35	250,000	230,823
Scana Corp., 6.88%, 05/15/11	875,000	927,777
Scana Corp., 6.25%, 02/01/12	250,000	260,054
Scottish Power, 5.81%, 03/15/25	200,000	197,320
Southern California Edison Co., 6.00%, 01/15/34	300,000	310,643
Southern California Edison Co., 5.55%, 01/15/36	400,000	389,258
Southern Power Co., 6.25%, 07/15/12	425,000	441,678
Virginia Electric Power, 5.40%, 01/15/16	250,000	247,340
Westar Energy, Inc., 6.00%, 07/01/14	450,000	463,647
Wisconsin Electric Power, 5.63%, 05/15/33	100,000	98,978
Xcel Energy, Inc., 7.00%, 12/01/10, 7.00%, 12/01/10	400,000	424,351
Xcel Energy, Inc., 6.50%, 07/01/36	300,000	320,639

		37,828,579

Electric Distribution (0.3%)
Cincinnati Gas and Electric Co., 5.40%, 06/15/33	125,000	114,464
Hydro Quebec Corp., 8.40%, 01/15/22	373,000	487,061
Hydro Quebec Corp., 8.88%, 03/01/26	265,000	374,607
Ohio Power Co., 6.00%, 06/01/16 (c)	850,000	877,566
Ohio Power Co., 6.60%, 02/15/33	400,000	430,383

24	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Electric Distribution (continued)
PPL Electric Utility, 5.88%, 08/15/07	$1,000,000	$1,003,523
PSEG Power, 5.50%, 12/01/15	700,000	685,400
TXU Energy Co., 6.13%, 03/15/08	770,000	776,826
TXU Energy Co., 6.15%, 11/15/13 (b)	320,000	332,783
Wisconsin Energy Corp., 5.50%, 12/01/08	300,000	301,755

		5,384,368

Financial Services (9.6%)
Ace Ina Holdings, 5.88%, 06/15/14 (c)	950,000	970,989
American Express Co., 3.75%, 11/20/07	1,280,000	1,259,410
American Express Co., 4.88%, 07/15/13	285,000	279,063
American General Finance, 4.50%, 11/15/07	900,000	893,123
American General Finance, 5.38%, 10/01/12	1,700,000	1,698,635
Associates Corp. of North America, 6.95%, 11/01/18	575,000	648,592
Axa Financial, Inc., 7.75%, 08/01/10	450,000	487,738
Axa Financial, Inc., 7.00%, 04/01/28	225,000	254,853
Bear Stearns Co., Inc., 5.70%, 11/15/14 (c)	625,000	636,568
Bear Stearns Co., Inc., 5.30%, 10/30/15	300,000	296,837
Bear Stearns Co., Inc., 4.65%, 07/02/18	600,000	554,350
Bear Stearns Co., Inc., 4.75%, 06/11/41	3,375,000	3,231,348
Boeing Capital Corp., 5.75%, 02/15/07 (c)	1,200,000	1,201,877
Boeing Capital Corp., 6.10%, 03/01/11 (c)	85,000	88,179
BSkyB Finance UK LTD., 5.63%, 10/15/15 (b)	250,000	246,491
Capital One Bank, 4.88%, 05/15/08	1,300,000	1,292,620
Capital One Bank, 5.75%, 09/15/10	400,000	406,611
Capital One Financial, 5.50%, 06/01/15	750,000	744,868
Capital One Financial, 5.25%, 02/21/17	515,000	496,509

	Principal Amount	Value

Financial Services (continued)
Caterpillar Financial Services Corp., 4.88%, 06/15/07	$90,000	$89,723
Caterpillar Financial Services Corp., 2.70%, 07/15/08	700,000	671,647
Caterpillar Financial Services Corp., 4.50%, 06/15/09	350,000	344,901
Caterpillar Financial Services Corp., 5.05%, 12/01/10	1,000,000	997,380
Caterpillar Financial Services Corp., 5.50%, 03/15/16	500,000	503,341
Caterpillar Financial Services Corp., 6.05%, 08/15/36	300,000	314,486
CIT Group, Inc., 5.75%, 09/25/07	600,000	601,278
CIT Group, Inc., 3.88%, 11/03/08 (c)	780,000	760,917
CIT Group, Inc., 4.75%, 12/15/10	340,000	333,686
CIT Group, Inc., 5.13%, 09/30/14	425,000	413,457
CIT Group, Inc., 5.20%, 06/01/15	300,000	291,587
CIT Group, Inc., 5.40%, 01/30/16	300,000	295,430
CIT Group, Inc., 6.00%, 04/01/36	350,000	344,553
CitiFinancial Credit Co., 10.00%, 05/15/09	100,000	111,815
Countrywide Financial Corp., 5.63%, 07/15/09	950,000	959,272
Countrywide Home Loan, 3.25%, 05/21/08	305,000	296,099
Countrywide Home Loan, 4.00%, 03/22/11	900,000	851,759
Credit Suisse First Boston Mortgage Corp., 5.73%, 11/15/19 (d)	25,000,000	25,013,927
Credit Suisse First Boston USA, Inc., 5.75%, 04/15/07	300,000	300,382
Credit Suisse First Boston USA, Inc., 4.63%, 01/15/08	2,275,000	2,257,949
Credit Suisse First Boston USA, Inc., 4.13%, 01/15/10	675,000	654,043
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11	450,000	467,780
Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12	600,000	633,454
Credit Suisse First Boston USA, Inc., 5.13%, 01/15/14 (c)	290,000	286,127

2006 Annual Report	25

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Credit Suisse First Boston USA, Inc., 5.53%, 08/15/18 (d)	$1,714,721	$1,714,843
Credit Suisse First Boston USA, Inc., 7.13%, 07/15/32	1,450,000	1,716,435
Eksportsfinans, 4.75%, 12/15/08 (c)	700,000	697,432
Eksportsfinans, 5.50%, 05/25/16	650,000	671,545
Erp Operating LP, 5.25%, 09/15/14	800,000	787,808
ERP Operating LP, 5.38%, 08/01/16	500,000	494,717
Financing Corp., 9.80%, 11/30/17	30,000	42,093
General Electric Capital Corp., 4.25%, 01/15/08	2,230,000	2,205,967
General Electric Capital Corp., 5.88%, 02/15/12 (c)	100,000	103,160
General Electric Capital Corp., 6.00%, 06/15/12	445,000	462,888
General Electric Capital Corp., 4.88%, 03/04/15	1,050,000	1,024,258
General Electric Capital Corp., 6.75%, 03/15/32	2,145,000	2,476,782
Golden West Financial Corp., 4.75%, 10/01/12	265,000	258,630
Goldman Sachs Group, Inc., 4.13%, 01/15/08	1,060,000	1,046,402
Goldman Sachs Group, Inc., 3.88%, 01/15/09	1,000,000	973,862
Goldman Sachs Group, Inc., 6.65%, 05/15/09	700,000	725,479
Goldman Sachs Group, Inc., 6.60%, 01/15/12	175,000	185,188
Goldman Sachs Group, Inc., 5.25%, 04/01/13 (c)	1,125,000	1,118,601
Goldman Sachs Group, Inc., 5.25%, 10/15/13	1,475,000	1,465,017
Goldman Sachs Group, Inc., 5.13%, 01/15/15	1,125,000	1,099,807
Goldman Sachs Group, Inc., 5.35%, 01/15/16	750,000	740,904
Goldman Sachs Group, Inc., 6.13%, 02/15/33	1,950,000	1,994,086
Harley Davidson Funding, 3.63%, 12/15/08 (b)	600,000	581,467
Household Finance Corp., 5.88%, 02/01/09	1,620,000	1,646,202

	Principal Amount	Value

Financial Services (continued)
Household Finance Corp., 4.75%, 05/15/09	$1,300,000	$1,290,559
Household Finance Corp., 7.00%, 05/15/12	1,375,000	1,488,432
HSBC Finance Corp., 4.75%, 04/15/10 (c)	600,000	592,235
HSBC Finance Corp., 5.25%, 04/15/15	450,000	444,800
HSBC Finance Corp., 5.00%, 06/30/15	850,000	825,568
International Lease Finance Corp., 5.00%, 04/15/10	1,000,000	992,147
J Paul Getty Trust Corp., 5.88%, 10/01/33	500,000	505,103
Jefferies Group, Inc., 6.25%, 01/15/36 (c)	300,000	291,352
John Deere Capital Corp., 3.90%, 01/15/08	1,000,000	983,929
John Deere Capital Corp., 4.88%, 03/16/09 (c)	600,000	596,623
John Deere Capital Corp., 4.40%, 07/15/09	650,000	638,351
John Deere Capital Corp., 6.95%, 04/25/14	270,000	297,128
John Hancock Financial Services, Inc., 5.63%, 12/01/08	100,000	100,896
JP Morgan Chase & Co., 5.51%, 02/15/19 (d)	24,369,000	24,378,920
JP Morgan Chase & Co., 5.51%, 04/16/19 (d)	18,768,219	18,774,601
Kaupthing Bank, 7.13%, 05/19/16 (b) (c)	600,000	639,152
KFW International Finance, 3.25%, 03/30/09 (c)	900,000	866,137
KFW International Finance, 5.13%, 05/13/09	1,500,000	1,508,555
KFW International Finance, 4.38%, 07/21/15	2,450,000	2,351,412
Korea Development Bank, 4.75%, 07/20/09	1,500,000	1,480,512
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	1,200,000	1,166,468
Lehman Brothers Holdings, Inc., 4.25%, 01/27/10 (c)	775,000	753,293

26	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Lehman Brothers Holdings, Inc., 7.88%, 08/15/10	$97,000	$105,480
Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	890,000	945,651
Lehman Brothers Holdings, Inc., 4.80%, 03/13/14 (c)	1,250,000	1,204,003
Lehman Brothers Holdings, Inc., 5.50%, 10/15/17 (d)	3,727,112	3,727,802
Lehman Brothers Holdings, Inc., 5.43%, 07/15/18 (d)	4,266,169	4,266,155
Mellon Financial Corp., 6.40%, 05/14/11	450,000	470,862
Mellon Financial Corp., 5.00%, 12/01/14	450,000	439,661
Morgan Stanley, 3.63%, 04/01/08	1,750,000	1,709,652
Morgan Stanley, 6.60%, 04/01/12	850,000	900,182
Morgan Stanley, 5.30%, 03/01/13	1,125,000	1,126,520
Morgan Stanley, 4.75%, 04/01/14	1,000,000	956,811
Morgan Stanley, 6.32%, 11/15/31	10,998,500	11,212,738
Morgan Stanley, 6.71%, 12/15/31	4,467,310	4,568,243
Morgan Stanley, 7.25%, 04/01/32 (c)	550,000	643,040
Morgan Stanley, 4.73%, 06/12/47	5,250,000	5,179,632
National Rural Utilities, 4.75%, 03/01/14	550,000	532,826
National Rural Utilities, 8.00%, 03/01/32	270,000	350,481
Prudential Financial, Inc., 3.75%, 05/01/08	1,255,000	1,227,923
Prudential Financial, Inc., 5.10%, 09/20/14	500,000	489,680
Prudential Financial, Inc., 5.75%, 07/15/33	250,000	248,289
Residential Capital Corp., 6.13%, 11/21/08	1,000,000	1,005,550
Residential Capital Corp., 6.38%, 06/30/10	500,000	507,443
Residential Capital Corp., 6.88%, 06/30/15 (c)	900,000	941,971
Residential Capital Corp., 5.67%, 08/25/35 (d)	11,504,735	11,510,486
Royal Bank of Scotland Group, 5.00%, 11/12/13	400,000	392,304

	Principal Amount	Value

Financial Services (continued)
Royal Bank of Scotland Group, 5.05%, 01/08/15	$535,000	$523,072
Royal Bank of Scotland Group, 4.70%, 07/03/18	800,000	747,087
SLM Corp., 5.38%, 05/15/14 (c)	1,850,000	1,845,843
Synovus Financial Corp., 4.88%, 02/15/13	150,000	146,863
Textron Financial Corp., 4.13%, 03/03/08	600,000	590,405
UFJ Finance Aruba AEC, 6.75%, 07/15/13	600,000	642,842
Washington Mutual, Inc., 5.63%, 01/15/07	175,000	175,052
Washington Mutual, Inc., 4.38%, 01/15/08	750,000	742,069
Washington Mutual, Inc., 4.00%, 01/15/09	500,000	488,045
Washington Mutual, Inc., 5.50%, 01/15/13	445,000	445,509

		199,693,572

Food & Related (0.9%)
Anheuser-Busch Co., Inc., 4.38%, 01/15/13 (c)	50,000	47,589
Anheuser-Busch Co., Inc., 5.00%, 03/01/19	400,000	378,124
Anheuser-Busch Co., Inc., 5.75%, 04/01/36	550,000	548,419
Anheuser-Busch Co., Inc., 6.00%, 11/01/41	250,000	252,939
Archer-Daniels-Midland, 5.94%, 10/01/32 (c)	585,000	601,052
Archer-Daniels-Midland, 5.38%, 09/15/35	250,000	239,564
Bottling Group LLC, 4.63%, 11/15/12	700,000	680,030
Cadbury Schweppes PLC, 5.13%, 10/01/13 (b)	300,000	291,450
Campbell Soup Co., 4.88%, 10/01/13	400,000	388,056
Coca-Cola Bottling Co., 5.00%, 11/15/12	150,000	146,706
Coca-Cola Enterprises, Inc., 8.50%, 02/01/12	600,000	692,320

2006 Annual Report	27

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Food & Related (continued)
Coca-Cola Enterprises, Inc., 6.95%, 11/15/26 (c)	$250,000	$284,761
Coca-Cola Enterprises, Inc., 6.75%, 09/15/28 (c)	595,000	664,485
Conagra Foods, Inc., 6.75%, 09/15/11	150,000	158,618
Conagra Foods, Inc., 7.00%, 10/01/28	375,000	407,343
Diageo Capital PLC, 3.50%, 11/19/07	860,000	843,657
Diageo Capital PLC, 5.30%, 10/28/15	1,100,000	1,082,289
General Mills, Inc., 5.13%, 02/15/07	350,000	349,638
General Mills, Inc., 6.00%, 02/15/12	452,000	465,028
Hershey Co., 5.45%, 09/01/16	650,000	656,841
HJ Heinz Finance, 6.75%, 03/15/32	150,000	154,995
Kellogg Co., 2.88%, 06/01/08 (c)	1,025,000	987,952
Kellogg Co., 7.45%, 04/01/31	250,000	303,113
Kraft Foods, Inc., 4.63%, 11/01/06	60,000	60,000
Kraft Foods, Inc., 4.13%, 11/12/09	1,000,000	970,216
Kraft Foods, Inc., 5.63%, 11/01/11	794,000	804,498
Kraft Foods, Inc., 6.50%, 11/01/31 (c)	320,000	347,584
Kroger Co., 6.80%, 04/01/11	340,000	355,865
Kroger Co., 6.20%, 06/15/12	400,000	410,093
Kroger Co., 7.50%, 04/01/31 (c)	435,000	487,267
Miller Brewing Co., 5.50%, 08/15/13 (b)	250,000	247,421
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	350,000	406,049
PepsiAmericas, Inc., 4.88%, 01/15/15	750,000	722,307
Safeway, Inc., 6.50%, 03/01/11	400,000	414,093
Safeway, Inc., 5.80%, 08/15/12 (c)	350,000	352,174
Safeway, Inc., 5.63%, 08/15/14	300,000	297,258
Sara Lee Corp., 6.25%, 09/15/11	425,000	430,596
Sysco Corp., 5.38%, 09/21/35	180,000	173,227
Tricon Global Restaurant, 8.88%, 04/15/11	200,000	226,231
Unilever Capital Corp., 7.13%, 11/01/10	550,000	588,072
Unilever Capital Corp., 5.90%, 11/15/32	350,000	356,083
Wrigley JR Co., 4.65%, 07/15/15	365,000	348,362

		18,622,365

	Principal Amount	Value

Healthcare Services (0.2%)
Eli Lilly & Co., 6.00%, 03/15/12 (c)	$500,000	$521,336
Eli Lilly & Co., 7.13%, 06/01/25	200,000	235,638
Health Care Property Investors, Inc., 6.45%, 06/25/12	95,000	98,098
UnitedHealth Group, 5.38%, 03/15/16 (c)	500,000	498,329
UnitedHealth Group, 5.80%, 03/15/36 (c)	1,200,000	1,196,543
WellPoint, Inc., 5.00%, 12/15/14	400,000	388,040
WellPoint, Inc., 5.25%, 01/15/16	550,000	541,687
WellPoint, Inc., 5.95%, 12/15/34	200,000	198,903

		3,678,574

Hotels (1.0%)
TW Hotel Funding, 5.58%, 01/15/21 (d)	20,000,000	20,004,058

Household Products (0.0%)
Clorox Co., 4.20%, 01/15/10	530,000	514,702

Industrial Supplies (0.0%)
Phillips Petroleum Co., 6.65%, 07/15/18	200,000	219,450

Insurance (0.8%)
Allstate Corp., 6.13%, 02/15/12 (c)	430,000	446,879
Allstate Corp., 5.00%, 08/15/14	500,000	488,544
Allstate Corp., 6.13%, 12/15/32	200,000	207,780
Allstate Corp., 5.55%, 05/09/35	150,000	144,791
Allstate Corp., 5.95%, 04/01/36	200,000	204,125
American General Corp., 7.50%, 07/15/25 (c)	250,000	297,543
American International Group, Inc., 5.05%, 10/01/15 (c)	250,000	244,265
American International Group, Inc., 6.25%, 05/01/36	400,000	427,948
Berkley Corp., 5.13%, 09/30/10	175,000	173,415
Berkshire Hathaway, Inc., 4.13%, 01/15/10	1,400,000	1,362,254
Berkshire Hathaway, Inc., 4.85%, 01/15/15	600,000	582,881
Farmers Insurance Exchange, 8.63%, 05/01/24 (b)	400,000	480,035

28	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Insurance (continued)
Genworth Financial, Inc., 5.75%, 06/15/14	$150,000	$153,691
Genworth Financial, Inc., 6.50%, 06/15/34	350,000	383,697
Hartford Financial Services Group, 4.75%, 03/01/14	200,000	191,731
Hartford Financial Services Group, 6.10%, 10/01/41	100,000	102,641
Infinity Property & Casualty, 5.50%, 02/18/14	200,000	194,660
ING Sec Life Institutional Fund, 4.25%, 01/15/10 (b)	2,000,000	1,952,755
Marsh & McLennan Cos., Inc., 6.25%, 03/15/12	175,000	178,552
Marsh & McLennan Cos., Inc., 5.75%, 09/15/15	920,000	886,547
MetLife, Inc., 6.13%, 12/01/11	1,085,000	1,127,710
MetLife, Inc., 5.50%, 06/15/14	450,000	453,272
MetLife, Inc., 5.70%, 06/15/35	550,000	542,733
Montpelier RE Holdings, 6.13%, 08/15/13	125,000	121,354
Monumental Global Funding II, 4.38%, 07/30/09 (b)	500,000	489,992
New York Life Insurance, 5.88%, 05/15/33 (b) (c)	200,000	206,423
NLV Financial Corp., 7.50%, 08/15/33 (b)	125,000	134,795
North Front Pass, 5.81%, 12/15/24 (b)	500,000	496,840
Principal Life Global Funding, 6.25%, 02/15/12 (b)	150,000	156,990
Progressive Corp., 6.25%, 12/01/32 (c)	275,000	296,176
RLI Corp., 5.95%, 01/15/14	200,000	197,052
St. Paul Travelers Cos., Inc., 5.01%, 08/16/07	225,000	223,753
Travelers Property Casualty Corp., 6.38%, 03/15/33 (c)	325,000	346,394
Western & Southern Finance, 5.75%, 07/15/33 (b)	250,000	243,654
Willis Group North America, Inc., 5.63%, 07/15/15	300,000	286,757
XL Capital Ltd., 5.25%, 09/15/14	1,320,000	1,297,931

		15,726,560

	Principal Amount	Value

Manufacturing (0.2%)
Cooper Industries, Inc., 5.50%, 11/01/09	$175,000	$176,582
Dover, Corp., 4.88%, 10/15/15	380,000	366,499
Honeywell International, 5.40%, 03/15/16 (c)	1,195,000	1,203,651
Honeywell International, Inc., 6.13%, 11/01/11 (c)	250,000	260,280
Norsk Hydro AS, 6.36%, 01/15/09	460,000	471,346
Tyco International Group SA, 6.13%, 01/15/09	635,000	645,939
Tyco International Group SA, 6.00%, 11/15/13	1,100,000	1,141,998
Tyco International Group SA, 6.88%, 01/15/29	125,000	140,295

		4,406,590

Medical Products (0.2%)
Amgen, Inc., 4.00%, 11/18/09	475,000	460,934
Baxter International, Inc., 4.63%, 03/15/15	130,000	122,862
Boston Scientific, 5.45%, 06/15/14	600,000	578,645
Johnson & Johnson, 4.95%, 05/15/33 (c)	700,000	666,253
Medtronic, Inc., 4.38%, 09/15/10	315,000	306,575
Quest Diagnostic, Inc., 5.45%, 11/01/15	550,000	534,406
Wyeth, 5.50%, 02/01/14	1,150,000	1,156,875
Wyeth, 6.50%, 02/01/34	350,000	383,304

		4,209,854

Metals & Minerals (0.2%)
Alcan, Inc., 6.45%, 03/15/11	75,000	78,021
Alcan, Inc., 4.50%, 05/15/13	630,000	595,267
Alcan, Inc., 5.00%, 06/01/15	500,000	477,142
Alcan, Inc., 5.75%, 06/01/35	350,000	331,697
Alcoa, Inc., 6.00%, 01/15/12	1,060,000	1,094,415
Barrick Gold Finance, Inc., 4.88%, 11/15/14	390,000	369,664
BHP Billiton Ltd., 4.80%, 04/15/13	400,000	388,598
Codelco, Inc., 6.38%, 11/30/12 (b)	120,000	125,619
Inco Ltd., 7.75%, 05/15/12	300,000	327,948
Newmont Mining Corp., 5.88%, 04/01/35	400,000	376,492

2006 Annual Report	29

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Metals & Minerals (continued)
Noranda, Inc., 6.20%, 06/15/35	$300,000	$292,528
Placer Dome, Inc., 6.38%, 03/01/33	235,000	239,663

		4,697,054

Multimedia (0.6%)
AOL Time Warner, Inc., 6.88%, 05/01/12	1,545,000	1,640,208
AOL Time Warner, Inc., 6.88%, 06/15/18	298,000	315,518
AOL Time Warner, Inc., 7.63%, 04/15/31	300,000	338,240
AOL Time Warner, Inc., 7.70%, 05/01/32	1,580,000	1,799,448
Belo Corp., 8.00%, 11/01/08	145,000	151,344
Gannett Co., Inc., 5.50%, 04/01/07	185,000	184,704
Johnson Controls, Inc., 4.88%, 09/15/13	300,000	287,289
News America Holdings, Inc., 9.25%, 02/01/13	200,000	236,742
News America Holdings, Inc., 5.30%, 12/15/14	1,300,000	1,282,151
News America Holdings, Inc., 8.00%, 10/17/16	200,000	231,985
News America Holdings, Inc., 7.28%, 06/30/28	130,000	140,576
News America Holdings, Inc., 6.20%, 12/15/34 (c)	415,000	405,258
News America Holdings, Inc., 6.40%, 12/15/35 (b)	300,000	300,811
Viacom, Inc., 5.63%, 05/01/07 (c)	1,000,000	1,000,741
Viacom, Inc., 5.63%, 08/15/12	1,000,000	993,184
Viacom, Inc., 6.25%, 04/30/16	1,100,000	1,101,706
Viacom, Inc., 7.88%, 07/30/30	135,000	147,891
Viacom, Inc., 5.50%, 05/15/33	200,000	170,906
Viacom, Inc., 6.88%, 04/30/36	550,000	553,816
Walt Disney Co., 5.38%, 06/01/07	725,000	725,436
Walt Disney Co., 6.38%, 03/01/12	236,000	248,589
Walt Disney Co., 6.20%, 06/20/14	700,000	737,559

		12,994,102

Natural Gas Transmission (0.0%)
Texas Gas Transmission Corp., 4.60%, 06/01/15	300,000	278,612

	Principal Amount	Value

Non-Hazardous Waste Disposal (0.0%)
Waste Management, Inc., 7.38%, 08/01/10	$250,000	$267,819
Waste Management, Inc., 6.38%, 11/15/12	350,000	366,059
Waste Management, Inc., 7.00%, 7/15/28	275,000	302,763

		936,641

Oil & Gas (1.5%)
AGL Capital Corp., 4.45%, 04/15/13 (b)	300,000	281,290
Amerada Hess Corp., 7.30%, 08/15/31	600,000	680,438
Anadarko Petroleum Corp., 7.50%, 05/01/31	505,000	585,034
Apache Corp., 6.25%, 04/15/12	390,000	407,123
Apache Corp., 7.63%, 07/01/19	100,000	116,099
Apache Finance Canada, 4.38%, 05/15/15	825,000	765,635
Atmos Energy Corp., 4.00%, 10/15/09	700,000	671,343
Atmos Energy Corp., 5.13%, 01/15/13	225,000	218,211
Atmos Energy Corp., 4.95%, 10/15/14	450,000	426,501
BP Amoco PLC, 5.90%, 04/15/09	200,000	203,929
BP Capital Markets America, 4.20%, 06/15/18	250,000	225,454
Brascan Corp., 5.75%, 03/01/10	305,000	307,724
Burlington Resources Finance Co., 6.40%, 08/15/11	210,000	220,712
Burlington Resources, Inc., 6.50%, 12/01/11	350,000	370,726
ChevronTexaco Capital Corp., 3.50%, 09/17/07	90,000	88,685
ChevronTexaco Capital Corp., 3.38%, 02/15/08	500,000	488,959
ChevronTexaco Capital Corp., 8.63%, 06/30/10	120,000	134,955
Colonial Pipeline, 7.63%, 04/15/32 (b)	365,000	457,849
Conoco Funding Co., 6.35%, 10/15/11	1,300,000	1,367,935

30	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Oil & Gas (continued)
Conoco Funding Co., 4.75%, 10/15/12	$1,145,000	$1,123,425
Conoco, Inc., 6.95%, 04/15/29	370,000	427,116
ConocoPhillips, 5.50%, 04/15/13	550,000	558,215
ConocoPhillips, 5.90%, 10/15/32 (c)	300,000	309,306
Consolidated Natural Gas, Inc., 5.38%, 11/01/06	60,000	60,000
Consolidated Natural Gas, Inc., 6.25%, 11/01/11	764,000	789,803
Consolidated Natural Gas, Inc., 5.00%, 12/01/14	965,000	921,230
Devon Financing Corp., 6.88%, 09/30/11	1,090,000	1,161,822
Duke Capital LLC, 6.75%, 02/15/32 (c)	300,000	322,784
EnCana Corp., 4.75%, 10/15/13	575,000	547,226
EnCana Holdings Finance Corp., 5.80%, 05/01/14	1,075,000	1,084,869
Enterprise Products, 5.60%, 10/15/14	1,600,000	1,578,922
Halliburton Co., 5.50%, 10/15/10	800,000	805,560
Kinder Morgan Energy Partners LP, 7.50%, 11/01/10	351,000	375,091
Kinder Morgan Energy Partners LP, 6.75%, 03/15/11 (c)	155,000	161,990
Kinder Morgan Energy Partners LP, 5.80%, 03/15/35 (c)	350,000	321,797
Marathon Oil Corp, 6.80%, 03/15/32	200,000	223,794
Marathon Oil Corp., 5.38%, 06/01/07 (c)	810,000	810,349
Motiva Enterprises Corp., 5.20%, 09/15/12 (b)	125,000	124,066
Murphy Oil Corp., 6.38%, 05/01/12	100,000	104,005
Nabors, Inc., 5.38%, 08/15/12	70,000	69,109
Nexen, Inc., 5.05%, 11/20/13	500,000	483,221
Nexen, Inc., 5.88%, 03/10/35	225,000	215,273
Occidental Petroleum, 6.75%, 01/15/12	450,000	480,992
Ocean Energy, Inc., 7.25%, 10/01/11	980,000	1,053,305
Pemex Project Funding Master, 8.85%, 09/15/07	475,000	487,825

	Principal Amount	Value

Oil & Gas (continued)
Pemex Project Funding Master, 9.13%, 10/13/10	$1,065,000	$1,192,800
Pemex Project Funding Master, 7.38%, 12/15/14	625,000	685,938
Pemex Project Funding Master, 5.75%, 12/15/15 (c)	1,300,000	1,283,750
Pemex Project Funding Master, 6.63%, 06/15/35	550,000	554,950
Phillips Petroleum Co., 8.75%, 05/25/10	600,000	669,278
Praxair, Inc., 6.50%, 03/01/08	390,000	395,788
Ptt Public Co. Ltd., 5.88%, 08/03/35 (b)	300,000	279,750
South Carolina Electric & Gas Co., 4.80%, 10/01/12	650,000	635,012
Talisman Energy, Inc., 7.25%, 10/15/27	225,000	243,071
Transocean Sedco Forex, Inc., 7.50%, 04/15/31	300,000	352,139
Valero Energy Corp., 6.88%, 04/15/12	1,000,000	1,064,607
Valero Energy Corp., 7.50%, 04/15/32	200,000	233,059
Weatherford International, Inc., 5.50%, 02/15/16 (b)	125,000	122,940
XTO Energy, Inc., 4.90%, 02/01/14	250,000	238,848
XTO Energy, Inc., 5.30%, 06/30/15	475,000	462,751
XTO Energy, Inc., 5.65%, 04/01/16	200,000	198,837

		31,233,215

Paper & Forest Products (0.2%)
Celulosa Arauco Constitucion SA, 5.13%, 07/09/13	300,000	288,758
International Paper Co., 4.00%, 04/01/10	850,000	817,774
International Paper Co., 5.85%, 10/30/12	300,000	308,219
International Paper Co., 5.30%, 04/01/15	350,000	338,687
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	300,000	288,272
Westvaco Corp., 7.95%, 02/15/31	200,000	220,254
Weyerhaeuser Co., 5.95%, 11/01/08	309,000	311,937

2006 Annual Report	31

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products (continued)
Weyerhaeuser Co., 6.75%, 03/15/12	$1,325,000	$1,387,489
Weyerhaeuser Co., 7.38%, 03/15/32	375,000	393,992

		4,355,382

Pharmaceuticals (0.3%)
Abbott Laboratories, 5.40%, 09/15/08	250,000	251,138
Abbott Laboratories, 3.50%, 02/17/09	200,000	193,250
Abbott Laboratories, 5.88%, 05/15/16	815,000	847,226
Astrazeneca PLC, 5.40%, 06/01/14	500,000	504,368
Genentech, Inc., 4.40%, 07/15/10 (c)	280,000	273,523
Genentech, Inc., 5.25%, 07/15/35	150,000	141,920
GlaxoSmithKline PLC, 5.38%, 04/15/34	340,000	334,004
Merck & Co., Inc., 4.75%, 03/01/15 (c)	600,000	574,597
Merck & Co., Inc., 6.40%, 03/01/28	125,000	134,258
Merck & Co., Inc., 5.95%, 12/01/28	275,000	281,377
Pfizer, Inc., 4.65%, 03/01/18	450,000	426,397
Pharmacia Corp., 6.60%, 12/01/28	300,000	342,290
Teva Pharmaceutical Finance Llc, 6.15%, 02/01/36	240,000	234,875
Wyeth, 5.50%, 02/15/16	1,075,000	1,078,001

		5,617,224

Pipelines (0.1%)
CenterPoint Energy Resources, 7.88%, 04/01/13	600,000	669,969
Panhandle Eastern Pipelines, 2.75%, 03/15/07	400,000	395,879
Plains All American Pipeline, 5.63%, 12/15/13	560,000	554,834
TGT Pipelines LLC, 5.20%, 06/01/18	150,000	141,153

		1,761,835

Prepackaged Software (0.0%)
Oracle Corp., 5.25%, 01/15/16	970,000	956,716

	Principal Amount	Value

Publishing & Newspapers (0.0%)
Gannett Co., 6.38%, 04/01/12	$400,000	$414,622
Thomson Corp., 4.25%, 08/15/09	425,000	413,434

		828,056

Real Estate Investment Trusts (0.4%)
AvalonBay Communities, Inc., 6.63%, 09/15/11	150,000	158,254
Brandywine Operating Partners, 5.63%, 12/15/10	305,000	307,037
Camden Property Trust, 5.00%, 06/15/15	250,000	239,926
Camden Property Trust Corp., 7.00%, 11/15/06	600,000	600,295
Developers Diversified Realty Corp., 6.63%, 01/15/08	250,000	253,114
Developers Diversified Realty Corp., 5.38%, 10/15/12	500,000	497,455
Duke Realty Corp., 5.25%, 01/15/10	300,000	299,227
EOP Operating LP, 4.65%, 10/01/10	300,000	291,860
EOP Operating LP, 6.75%, 02/15/12	200,000	211,053
Health Care REIT, Inc., 6.00%, 11/15/13	300,000	299,461
HRPT Properties Trust Corp., 5.75%, 02/15/14	300,000	300,147
Istar Financial, Inc., 5.65%, 09/15/11	430,000	430,941
JDN Realty Corp., 6.95%, 08/01/07	20,000	20,128
Liberty Property LP, 7.25%, 03/15/11	65,000	69,253
Prologis, 5.25%, 11/15/10 (c)	800,000	796,353
Simon Property Group LP, 4.60%, 06/15/10	400,000	391,669
Simon Property Group LP, 5.10%, 06/15/15	900,000	875,890
Simon Property Group LP, 6.10%, 05/01/16	700,000	729,425
Spieker Properties LP, 7.65%, 12/15/10	1,000,000	1,086,780
Vordano Realty LP, 5.60%, 02/15/11	350,000	350,324
Washington REIT, 5.25%, 01/15/14	200,000	196,970
Westfield Capital Corp., 5.13%, 11/15/14 (b)	260,000	252,779

		8,658,341

32	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Research & Development (0.0%)
Science Applications International, 5.50%, 07/01/33	$300,000	$270,115

Retail (0.5%)
CVS Corp., 4.00%, 09/15/09	200,000	193,236
Home Depot, Inc., 5.40%, 03/01/16	1,000,000	998,469
JC Penney Corp., Inc., 8.00%, 03/01/10	1,270,000	1,364,007
Limited Brands, Inc., 6.13%, 12/01/12	250,000	253,554
Lowe’s Cos., Inc., 6.50%, 03/15/29	400,000	437,654
May Department Stores Co., 5.75%, 07/15/14 (c)	750,000	741,169
Staples, Inc., 7.13%, 08/15/07	500,000	505,149
Target Corp., 10.00%, 01/01/11	112,000	130,931
Target Corp., 6.35%, 01/15/11	210,000	219,762
Target Corp., 7.00%, 07/15/31	295,000	346,463
Target Corp., 6.35%, 11/01/32	530,000	579,462
Wal-Mart Stores, Inc., 6.88%, 08/10/09	1,390,000	1,454,491
Wal-Mart Stores, Inc., 4.13%, 07/01/10 (c)	700,000	678,639
Wal-Mart Stores, Inc., 4.13%, 02/15/11 (c)	650,000	627,195
Wal-Mart Stores, Inc., 7.55%, 02/15/30 (c)	200,000	246,907
Wal-Mart Stores, Inc., 5.25%, 09/01/35	1,200,000	1,128,748

		9,905,836

Special Purpose Entity (0.4%)
Commercial Mortgage Pass Through, 5.43%, 04/15/17 (d)	5,398,508	5,398,935
Morgan Stanley TRACERS, 5.87%, 03/01/07 (b) (d)	1,162,910	1,163,829
Morgan Stanley TRACERS, 5.38%, 10/15/15	1,320,000	1,310,582

		7,873,346

Telecommunications (2.0%)
Alltel Corp., 7.00%, 07/01/12 (c)	1,240,000	1,309,704
America Movil SA de CV, 5.75%, 01/15/15 (c)	500,000	496,153

	Principal Amount	Value

Telecommunications (continued)
America Movil SA de CV, 6.38%, 03/01/35	$300,000	$293,619
Ameritech Capital Funding, 6.45%, 01/15/18	150,000	151,270
AT&T Wireless Services, Inc., 8.13%, 05/01/12	75,000	84,651
AT&T Wireless Services, Inc., 8.75%, 03/01/31	545,000	714,139
Bellsouth Corp., 4.20%, 09/15/09	600,000	583,216
BellSouth Corp., 6.00%, 10/15/11 (c)	1,421,000	1,459,538
Bellsouth Corp., 5.20%, 09/15/14	850,000	828,124
Bellsouth Corp., 6.55%, 06/15/34 (c)	300,000	310,131
Bellsouth Corp., 6.00%, 11/15/34 (c)	850,000	823,122
British Telecom PLC, 8.38%, 12/15/10	2,170,000	2,437,200
British Telecom PLC, 8.88%, 12/15/30	100,000	135,484
Cingular Wireless LLC, 7.13%, 12/15/31	700,000	786,671
Clear Channel Communications, Inc., 4.25%, 05/15/09	600,000	578,749
Clear Channel Communications, Inc., 7.65%, 09/15/10	200,000	204,529
Clear Channel Communications, Inc., 4.40%, 05/15/11	200,000	178,245
Clear Channel Communications, Inc., 5.50%, 09/15/14	510,000	432,101
Cox Communications, Inc., 5.50%, 10/01/15	650,000	628,214
Deutsche Telekom International Finance, 3.88%, 07/22/08	700,000	684,697
Deutsche Telekom International Finance, 5.25%, 07/22/13	1,250,000	1,223,070
Deutsche Telekom International Finance, 5.75%, 03/23/16	300,000	296,387
Deutsche Telekom International Finance, 8.25%, 06/15/30	625,000	776,371
Embarq Corp., 6.74%, 06/01/13 (c)	1,300,000	1,336,167
Embarq Corp., 7.08%, 06/01/16	225,000	230,221
France Telecom, 8.00%, 03/01/11	650,000	714,009

2006 Annual Report	33

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Telecommunications (continued)
France Telecom, 8.50%, 03/01/31	$690,000	$916,780
GTE Corp., 6.84%, 04/15/18	350,000	373,843
GTE Corp., 6.94%, 04/15/28	250,000	261,137
Koninklijke KPN NV, 8.00%, 10/01/10	525,000	569,282
Motorola Inc., 7.63%, 11/15/10	270,000	292,949
Motorola, Inc., 7.50%, 05/15/25	350,000	408,235
SBC Communications, Inc., 4.13%, 09/15/09	1,250,000	1,213,215
SBC Communications, Inc., 5.30%, 11/15/10 (c)	650,000	650,967
SBC Communications, Inc., 6.25%, 03/15/11	805,000	833,831
SBC Communications, Inc., 5.88%, 08/15/12 (c)	720,000	736,798
SBC Communications, Inc., 5.10%, 09/15/14	1,700,000	1,656,086
SBC Communications, Inc., 5.63%, 06/15/16	500,000	499,855
SBC Communications, Inc., 6.15%, 09/15/34 (c)	1,375,000	1,374,875
Sprint Capital Corp., 6.13%, 11/15/08	850,000	863,052
Sprint Capital Corp., 6.38%, 05/01/09	375,000	383,759
Sprint Capital Corp., 8.38%, 03/15/12	2,060,000	2,316,748
Sprint Capital Corp., 8.75%, 03/15/32	900,000	1,111,910
Tele-Communications, Inc., 9.80%, 02/01/12	520,000	614,875
Telecom Italia Capital, 6.20%, 07/18/11	350,000	356,841
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	956,459
Telecom Italia Capital, 4.95%, 09/30/14	500,000	463,785
Telecom Italia Capital, 5.25%, 10/01/15	500,000	467,562
Telecom Italia Capital, 6.00%, 09/30/34	390,000	357,073
Verizon Global Funding Corp., 7.25%, 12/01/10	910,000	976,738

	Principal Amount	Value

Telecommunications (continued)
Verizon Global Funding Corp., 6.88%, 06/15/12	$500,000	$536,333
Verizon Global Funding Corp., 7.38%, 09/01/12	885,000	972,324
Verizon Global Funding Corp., 4.38%, 06/01/13 (c)	625,000	591,293
Verizon Global Funding Corp., 4.90%, 09/15/15	1,000,000	954,379
Verizon Global Funding Corp., 7.75%, 12/01/30	1,000,000	1,168,695
Verizon Global Funding Corp., 5.85%, 09/15/35	200,000	191,924

		40,767,385

Tobacco (0.1%)
Altria Group, Inc., 7.00%, 11/04/13	1,000,000	1,095,888

Tools & Accessories (0.0%)
Black & Decker Corp., 4.75%, 11/01/14	390,000	365,045
Stanley Works, 4.90%, 11/01/12	225,000	220,314

		585,359

Transportation & Shipping (0.5%)
Burlington Northern Santa Fe Corp., 6.75%, 07/15/11	365,000	387,506
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	350,000	444,243
Burlington Northern Santa Fe Corp., 6.20%, 08/15/36	600,000	631,140
Canadian National Railway Co., 6.90%, 07/15/28	410,000	473,022
Canadian National Railway Co., 6.20%, 06/01/36	400,000	431,422
Carnival Corp., 3.75%, 11/15/07	500,000	490,990
CSX Corp., 7.45%, 05/01/07	180,000	181,705
CSX Corp., 6.25%, 10/15/08	1,050,000	1,069,004
CSX Corp., 6.75%, 03/15/11 (c)	225,000	237,551
CSX Corp., 5.50%, 08/01/13	240,000	241,285
FedEx Corp., 2.65%, 04/01/07	700,000	691,971
Norfolk Southern Corp., 6.75%, 02/15/11	1,635,000	1,728,722

34	Annual Report 2006

Corporate Bonds (continued)

	Principal Amount	Value

Transportation & Shipping (continued)
Norfolk Southern Corp., 5.59%, 05/17/25	$143,000	$140,888
Norfolk Southern Corp., 7.25%, 02/15/31	457,000	543,838
TTX Co., 4.90%, 03/01/15 (b)	375,000	359,858
Union Pacific Corp., 5.75%, 10/15/07	545,000	545,401
Union Pacific Corp., 3.63%, 06/01/10	410,000	388,212
Union Pacific Corp., 5.38%, 06/01/33	105,000	98,747
Union Pacific Corp., 6.25%, 05/01/34	400,000	423,448
United Parcel Service, Inc., 8.38%, 04/01/20	200,000	254,913
United Parcel Service, Inc., 8.38%, 04/01/30	300,000	403,471

		10,167,337

Total Corporate Bonds		629,853,203

Treasury Notes (3.9%)
U.S. Treasury Notes, 4.88%, 08/15/09 (c)	17,910,000	18,026,128
U.S. Treasury Notes, 4.50%, 09/30/11	25,850,000	25,760,120
U.S. Treasury Notes, 4.88%, 08/15/16	36,965,000	37,733,170

Total Treasury Notes		81,519,418

Asset Backed Securities (3.2%)
Aegis Asset Backed Securities Trust, 5.49%, 01/25/37 (d)	14,800,000	14,800,000
Fremont Home Loan Trust, 5.49%, 01/25/36 (d)	14,900,000	14,905,275
HVMLT, 5.49%, 12/19/36 (d)	18,425,000	18,425,000
Residential Accredit Loans, Inc., 5.50%, 11/25/36 (d)	17,850,000	17,850,000

Total Asset Backed Securities		65,980,275

Sovereign Bonds (1.8%)

	Principal Amount	Value

CANADA (0.5%)
Canadian Natural Resources, 4.90%, 12/01/14	$475,000	$448,945
Government of Canada, 5.25%, 11/05/08	1,630,000	1,643,334
Ontario Province, 5.50%, 10/01/08	350,000	353,065
Ontario Province, 4.38%, 02/15/13 (c)	725,000	703,132
Petro-Canada, 5.95%, 05/15/35	460,000	443,497
Providence of Manitoba, 7.50%, 02/22/10	500,000	537,759
Province of British Columbia, 5.38%, 10/29/08	400,000	403,768
Province of British Columbia, 4.30%, 05/30/13	270,000	261,598
Province of Ontario, 3.38%, 01/15/08	1,000,000	979,241
Province of Ontario, 4.50%, 02/03/15	1,130,000	1,098,952
Province of Ontario, 4.75%, 01/19/16	500,000	492,349
Province of Quebec, 5.00%, 07/17/09	1,400,000	1,400,034
Quebec Province, 4.60%, 05/26/15	600,000	578,647
Quebec Province, 7.50%, 09/15/29	980,000	1,259,060

		10,603,381

CHILE (0.1%)
Republic of Chile, 5.63%, 07/23/07	900,000	901,350
Republic of Chile, 5.50%, 01/15/13 (c)	300,000	303,330

		1,204,680

CHINA (0.0%)
People’s Republic of China, 4.75%, 10/29/13 (c)	500,000	491,025

DENMARK (0.1%)
KfW International Finance, 4.13%, 10/15/14 (c)	1,200,000	1,143,312

2006 Annual Report	35

Statement of Investments (Continued)

October 31, 2006

Gartmore Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Value

GERMANY (0.1%)
Landwirtsch. Rentenbank, 4.88%, 02/14/11	$1,500,000	$1,496,570

ITALY (0.4%)
Republic of Italy, 4.00%, 06/16/08 (c)	1,400,000	1,377,457
Republic of Italy, 3.25%, 05/15/09	1,700,000	1,634,965
Republic of Italy, 4.38%, 06/15/13	950,000	916,437
Republic of Italy, 4.50%, 01/21/15	1,590,000	1,533,949
Republic of Italy, 4.75%, 01/25/16	700,000	684,207
Republic of Italy, 6.88%, 09/27/23	425,000	495,958
Republic of Italy, 5.38%, 06/15/33	1,425,000	1,423,907

		8,066,880

KOREA (0.1%)
Bank of Korea Corp., 4.63%, 03/16/10	700,000	687,285
Bank of Korea Corp., 5.13%, 02/14/11	600,000	597,154
Korea Developmental Bank, 5.75%, 09/10/13 (c)	200,000	204,662
Republic of Korea, 4.25%, 06/01/13 (c)	1,200,000	1,132,783

		2,621,884

MEXICO (0.4%)
Telefonos de Mexico SA, 5.50%, 01/27/15	400,000	389,694
United Mexican States, 9.88%, 02/01/10	2,750,000	3,141,875
United Mexican States, 6.38%, 01/16/13	1,938,000	2,036,838
United Mexican States, 7.50%, 04/08/33	775,000	909,075
United Mexican States, 6.75%, 09/27/34	2,885,000	3,108,588

		9,586,070

POLAND (0.0%)
Republic of Poland, 5.00%, 10/19/15	$380,000	$373,322

	Principal Amount	Value

SOUTH AFRICA (0.0%)
Republic of South Africa, 6.50%, 06/02/14	350,000	367,500

UNITED KINGDOM (0.1%)
Vodafone Group PLC, 7.75%, 02/15/10	650,000	697,579
Vodafone Group PLC, 5.00%, 12/16/13 (c)	1,125,000	1,089,073
Vodafone Group PLC, 7.88%, 02/15/30	350,000	417,774

		2,204,426

Total Sovereign Bonds		38,159,050

Municipal Bonds (0.1%)
Illinois (0.1%)
State Taxable Pension GO, 5.10%, 06/01/33	1,700,000	1,642,013

Texas (0.0%)
City of Dallas, 5.25%, 02/15/24	1,200,000	1,186,608

Total Municipal Bonds		2,828,621

Repurchase Agreements (1.2%)
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $12,653,184 collateralized by U.S. Government Agency Mortgages with a market value of $ 12,904,416	12,651,367	12,651,367
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $12,080,899 collateralized by U.S. Government Agency Mortgages with a market value of $ 12,320,768	12,079,164	12,079,164

Total Repurchase Agreements		24,730,531

36	Annual Report 2006

Short-Term Securities Held as Collateral for Securities on Loan (14.0%)

	Principal Amount	Value

Alliance & Leicester Medium Term Note, 5.31%, 11/08/06	$7,500,000	$7,500,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $96,026,253, collateralized by U.S. Government Agency Mortgages with a market value of $ 97,932,306	96,012,065	96,012,065
Bank of America Note, 5.31%, 11/01/06	3,000,000	3,000,000
Bank of America Note, 5.38%, 11/01/06	5,000,000	5,000,000
Citigroup Global Markets Inc. Master Note, 5.38%, 11/01/06	25,000,000	25,000,000
Dorada Finance Medium Term Note, 5.37%, 11/01/06	5,000,000	5,000,000
GE Life & Annuity Funding Agreement, 5.42%, 11/14/06	6,000,000	6,000,000
Goldman Sachs Group Note, 5.38%, 11/02/06	25,000,000	25,000,000
Islandsbanki HF Note, 5.39%, 11/22/06	4,000,000	4,000,000
Lafayette Assets, 5.30%, 11/27/06	24,897,333	24,897,333
MBIA Global Funding Medium Term Note, 5.37%, 11/01/06	5,000,000	5,000,000
MBIA Global Funding Medium Term Note, 5.37%, 11/01/06	2,000,000	2,000,000
Morgan Stanley Master Note, 5.49%, 11/01/06	5,000,000	5,000,000
Pricoa Global Funding Medium Term Note, 5.37%, 11/01/06	25,000,000	25,000,000
Protective Life Insurance Co., 5.50%, 01/29/07	20,000,000	20,000,000

	Principal Amount	Value
Royal Bank of Scotland Group Note, 5.37%, 12/29/06	$25,000,000	$25,000,000
Sigma Finance Note, 5.34%, 11/01/06	4,600,667	4,600,667
Tango Finance Note, 5.39%, 11/01/06	1,999,610	1,999,610
West Corp. Fed Credit Union Medium Term Note, 5.38%, 11/01/06	1,000,000	1,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		291,009,675

Total Investments (Cost $2,486,971,046) (a) — 119.2%		$2,481,154,283

Liabilities in excess of other assets — (19.2)%		(400,198,580)

NET ASSETS — 100.0%		$2,080,955,703

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	All or part of security was on loan as of October 31, 2006.
(d)	Variable rate security. The rate reflected in the Statement of Investments is the rate reflected in effect on October 31, 2006.
TBA	To Be Announced
TRACERS	Tradable Custodial Receipts

See notes to financial statements.

2006 Annual Report	37

Gartmore International Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (the subadviser to each of the Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund) and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Oct. 31, 2006, the Gartmore International Index Fund (Class A at NAV) returned 26.89% versus 28.04% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 316 funds as of Oct. 31, 2006) was 26.57%. The underperformance of the Fund versus the MSCI EAFE Index was primarily due to the expenses of the Fund.

International equity markets generally posted strong returns during the reporting period. Spain, Germany and France were the strongest-performing major markets within the MSCI EAFE Index for the period. The rally that began in mid-June 2006 continued to the end of the Fund’s fiscal year; the gains during that period were strongest in Europe, with Japan slightly underperforming versus other markets. Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period from the exceptionally strong rates seen in previous years, news from the major corporate sectors was positive. Earnings generally came in ahead of expectations in the fourth quarter of the fiscal year in Europe, Japan and the United States, and supported the rally in equities.

European economic growth strengthened early in the reporting period, with both consumer and business confidence on the upswing and clearer signs of greater domestic demand surfacing. Germany, one of Europe’s largest economies, provided the bulk of positive news. Elsewhere, indications emerged of a recovery in industrial activity in France and Italy. Spain’s economic growth remained robust, although a high debt burden continued to weigh on the corporate sector.

In the second half of the reporting period, economic growth moderated somewhat in Asia. The slowdown in Europe, including the United Kingdom, however, was not as significant. In addition, late in the reporting period indications were that the slowdown was decelerating rather than intensifying. The evidence of this trend included the tone of recent macroeconomic data, such as signs of stabilization in some of the more cyclically sensitive economies in the Far East (e.g. South Korea); the absence of any decline in industrial metals prices, which represent the best real-time barometer of global business conditions; and robust corporate reports in the major economies. Lower oil prices also tilted the balance of risk away from a hard landing. At the end of the fiscal year, however, signs were few that any material rebound is under way in any of the major economies.

The substantial increase in oil prices during most of the reporting period led to a rise in inflation rates globally, but a subsequent decline in oil and overall energy prices late in the period muted some of this upward pressure. The previous rise in energy prices had a significant effect on inflation (excluding oil prices) and on wage growth in the United States, and yet the economic sensitivity was relatively low. Core inflation rates and wage growth in other markets were more stable.

The portfolio is positioned such that the risk characteristics are similar to those of the MSCI EAFE Index. The portfolio seeks to perform in line with the benchmark on a gross return basis.

Portfolio Managers:

BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

38	Annual Report 2006

Fund Performance	Gartmore International Index Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	26.89%	13.31%	2.84%
	w/SC3	19.59%	11.97%	1.95%
Class B	w/o SC2	25.98%	12.63%	2.14%
	w/SC4	20.98%	12.38%	2.14%
Class C5	w/o SC2	26.06%	12.34%	1.95%
	w/SC7	25.06%	12.34%	1.95%
Institutional Class[6]		27.32%	13.74%	3.22%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C and invest in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Index Fund, the Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	39

Shareholder Expense Example	Gartmore International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Gartmore International Index Fund		Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,034.50	$3.90	0.76%
	Hypothetical[1]	$1,000.00	$1,021.17	$3.88	0.76%
Class B	Actual	$1,000.00	$1,030.70	$7.01	1.37%
	Hypothetical[1]	$1,000.00	$1,018.09	$6.99	1.37%
Class C	Actual	$1,000.00	$1,031.20	$7.01	1.37%
	Hypothetical[1]	$1,000.00	$1,018.09	$6.99	1.37%
Institutional Class	Actual	$1,000.00	$1,036.30	$1.90	0.37%
	Hypothetical[1]	$1,000.00	$1,023.13	$1.89	0.37%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

40	Annual Report 2006

Portfolio Summary	Gartmore International Index Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.2%
Repurchase Agreements	1.7%
Exchange Traded Fund	0.0%
Preferred Stocks	0.0%
Rights	0.0%
Warrants	0.0%
Other Investments*	17.1%
Liabilities in excess of other assets**	-16.0%

100.0%

Top Countries
United Kingdom	22.7%
Japan	22.4%
France	9.3%
Germany	7.0%
Switzerland	7.0%
Australia	5.1%
Netherlands	4.8%
Spain	4.1%
Italy	3.7%
Sweden	2.2%
Other Assets	11.7%

100.0%

Top Industries
Banks	17.1%
Pharmaceuticals	6.5%
Oil & Gas	6.4%
Telecommunications	6.3%
Insurance	5.3%
Electric	4.3%
Food	4.0%
Financial Services	3.7%
Auto Manufacturers	3.1%
Mining	2.7%
Other Assets	40.6%

100.0%

Top Holdings***
BP PLC	1.8%
HSBC Holdings PLC	1.7%
Toyota Motor Corp.	1.4%
GlaxoSmithKline PLC	1.2%
Total SA	1.2%
Novartis AG	1.2%
Nestle SA	1.1%
Vodafone Group PLC	1.1%
Roche Holding AG	1.0%
UBS AG	1.0%
Other Assets	87.3%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	41

Statement of Investments

October 31, 2006

Gartmore International Index Fund

Common Stocks (97.2%)

	Shares or Principal Amount	Value

AUSTRALIA (5.1%)
Airlines (0.0%)
Qantas Airways Ltd. (c)	232,852	$762,862

Apparel (0.0%)
Billabong International Ltd. (c)	6,586	79,963

Banks (1.4%)
Australia & New Zealand Banking Group Ltd. (c)	297,357	6,657,842
Commonwealth Bank of Australia (c)	199,257	7,350,373
National Australia Bank Ltd. (c)	248,467	7,323,120
Westpac Banking Corp. (c) (d)	302,518	5,606,029

		26,937,364

Beverages (0.1%)
Coca-Cola Amatil Ltd. (c) (d)	122,877	661,100
Foster’s Group Ltd. (c)	323,866	1,617,150
Lion Nathan Ltd. (c)	10,373	66,500

		2,344,750

Building Materials (0.2%)
Boral Ltd. (c) (d)	84,614	476,199
CSR Ltd. (c)	227,744	571,145
Rinker Group Ltd. (c) (d)	163,586	2,339,750

		3,387,094

Commercial Services (0.1%)
ABC Learning Centres Ltd. (c) (d)	11,292	61,572
Brambles Industries Ltd. (c) (d)	180,637	1,746,568
Transurban Group (c) (d)	152,343	852,439

		2,660,579

Computers (0.0%)
Computershare Ltd. (c)	32,937	196,051

Consumer Products (0.0%)
Pacific Brands Ltd. (c)	58,874	120,858

Diversified (0.0%)
Futuris Corp. Ltd. (c)	73,471	100,033

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Engineering & Construction (0.1%)
Downer EDI Ltd. (c) (d)	95,482	$475,852
Leighton Holdings Ltd. (c)	34,954	574,658
Macquarie Airports (c)	5,499	13,668
Multiplex Group (c) (d)	169,405	483,208
WorleyParsons Ltd. (c) (d)	8,333	117,485

		1,664,871

Entertainment (0.1%)
Aristocrat Leisure Ltd. (c) (d)	58,082	625,915
TABCorp. Holdings Ltd. (c) (d)	76,074	971,201

		1,597,116

Financial Services (0.2%)
Australian Stock Exchange Ltd. (c) (d)	25,094	688,011
Babcock & Brown Ltd. (c) (d)	22,428	377,913
Challenger Financial Services Group Ltd. (c) (d)	139,101	369,339
Macquarie Bank Ltd. (c)	42,970	2,476,009
Perpetual Ltd. (c) (d)	2,374	134,167

		4,045,439

Food (0.1%)
Goodman Fielder Ltd. (c)	31,546	50,799
Woolworths Ltd. (c)	174,893	2,799,986

		2,850,785

Forest Products & Paper (0.0%)
PaperlinX Ltd. (c)	37,727	120,093

Healthcare (0.1%)
Cochlear Ltd. (c)	12,914	556,789
DCA Group Ltd. (c) (d)	159,318	420,464
Sonic Healthcare Ltd. (c)	19,331	196,681

		1,173,934

Insurance (0.3%)
AMP Ltd. (c) (d)	270,965	1,988,982
AXA Asia Pacific Holdings Ltd. (c) (d)	165,197	849,896
Insurance Australia Group Ltd. (c)	232,273	996,940
QBE Insurance Group Ltd. (c)	115,715	2,210,475

		6,046,293

42	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Investment Companies (0.1%)
Macquarie Communications	94,519	$447,848
Infrastructure Group (c) (d)
Macquarie Infrastructure Group (c)	484,827	1,268,090

		1,715,938

Iron & Steel (0.0%)
BlueScope Steel Ltd. (c) (d)	141,785	794,671
OneSteel Ltd. (c) (d)	122,061	397,373

		1,192,044

Lottery (0.0%)
Tattersall’s Ltd. (c) (d)	88,927	250,368

Media (0.1%)
John Fairfax Holdings Ltd. (c)	179,770	676,543
Publishing & Broadcasting Ltd. (c)	26,356	395,373

		1,071,916

Mining (1.0%)
Alumina Ltd. (c)	152,773	800,050
BHP Billiton Ltd. (c) (d)	569,898	12,126,434
Iluka Resources Ltd. (c) (d)	69,336	398,611
Newcrest Mining Ltd. (c)	58,954	1,096,310
Paladin Resources Ltd. (b) (c) (d)	27,544	123,454
Rio Tinto Ltd. (c) (d)	49,863	3,030,862
Zinifex Ltd. (c)	102,230	1,209,984

		18,785,705

Miscellaneous Manufacturing (0.1%)
Ansell Ltd. (c) (d)	21,361	183,446
Orica Ltd. (c)	36,332	684,490
Wesfarmers Ltd. (c)	53,128	1,418,719

		2,286,655

Multi-Media (0.0%)
APN News & Media Ltd. (c) (d)	243	1,151

Oil & Gas (0.2%)
AGL Energy Ltd. (b)	58,166	691,155
Alinta Ltd.	49,223	403,897
Caltex Australia Ltd. (c)	14,655	252,584

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Oil & Gas (continued)
Origin Energy Ltd. (c) (d)	83,559	$463,750
Santos Ltd. (c)	94,383	774,382
Woodside Petroleum Ltd. (c) (d)	82,581	2,424,927

		5,010,695

Packaging & Containers (0.0%)
AmCor Ltd. (c)	137,252	733,911

Pharmaceuticals (0.1%)
CSL Ltd. (c) (d)	26,462	1,147,396
Mayne Pharma Ltd. (c) (d)	159,872	540,846
Symbion Health Ltd. (c) (d)	101,664	257,582

		1,945,824

Public Thoroughfares (0.0%)
Sydney Roads Group (b) (d)	418,240	369,087

Real Estate (0.6%)
Centro Properties Group (c) (d)	92,962	555,580
CFS Retail Property Trust (c)	233,837	361,348
Commonwealth Property Office Fund (c) (d)	228,851	251,762
DB RREEF Trust (c) (d)	461,432	589,165
GPT Group (c)	317,289	1,159,325
Immoeast Immobilien Anlagen (b) (c)	50,862	638,768
ING Industrial Fund (c) (d)	8,525	15,620
Investa Property Group (c) (d)	220,036	408,577
Lend Lease Corp. Ltd. (c) (d)	66,298	864,959
Macquarie Goodman Group (c) (d)	262,731	1,346,964
Macquarie Office Trust (c) (d)	112,567	130,287
Mirvac Group (c) (d)	197,476	747,892
Stockland (c) (d)	191,897	1,125,217
Stockland (b) (d)	5,774	33,120
Westfield Group (c) (d)	238,496	3,438,592

		11,667,176

Retail (0.1%)
Coles Myer Ltd. (c) (d)	209,151	2,198,045
Harvey Norman Holdings Ltd. (c) (d)	33,835	94,741

		2,292,786

2006 Annual Report	43

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Telecommunications (0.1%)
Telstra Corp. Ltd. (c)	406,546	$1,248,151

Transportation (0.0%)
Toll Holdings Ltd. (c)	64,963	777,427

		103,436,919

AUSTRIA (0.5%)
Airports (0.0%)
Flughafen Wien AG (c)	72	6,451

Banks (0.1%)
Erste Bank der Oesterreichischen Sparkassen AG (c)	26,818	1,824,077
Raiffeisen International Bank Holding AG (c)	5,207	595,171

		2,419,248

Building Materials (0.0%)
Wienerberger AG (c)	10,093	524,033

Electric (0.0%)
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (c)	16,292	812,680

Entertainment (0.0%)
BetandWin.Com Interactive Entertainment AG (b) (c) (d)	3,680	74,909

Insurance (0.0%)
Wiener Staedtische Versicherung AG (c)	1,616	103,916

Iron & Steel (0.1%)
Boehler-Uddeholm AG (c)	10,163	628,552
Voestalpine AG (c)	11,552	543,085

		1,171,637

Machinery – Diversified (0.0%)
Andritz AG (c)	2,841	513,353

Miscellaneous Manufacturing (0.0%)
RHI AG (b) (c) (d)	8,936	382,370

	Shares or Principal Amount	Value

AUSTRIA (continued)
Oil & Gas (0.1%)
OMV AG (c)	29,618	$1,608,738

Paper Products (0.0%)
Mayr-Melnhof Karton AG (c)	37	6,814

Real Estate (0.1%)
IMMOFINANZ Immobilien Anlagen AG (b) (c)	87,252	1,057,162
Meinl European Land Ltd. (b) (c)	12,983	286,449

		1,343,611

Telecommunications (0.1%)
Telekom Austria AG (c)	53,229	1,327,143

		10,294,903

BELGIUM (1.2%)
Banks (0.6%)
Dexia (c) (d)	87,541	2,360,930
Fortis (c)	190,925	8,004,674
KBC Groep NV (c)	32,262	3,522,294

		13,887,898

Beverages (0.1%)
InBev NV (c)	25,871	1,456,298

Chemicals (0.1%)
Solvay SA (c)	8,589	1,112,312
Umicore (c)	5,513	854,565

		1,966,877

Consumer Cyclicals (0.0%)
D’ Ieteren NV (c) (d)	489	165,511

Diversified Operations (0.0%)
Groupe Bruxelles Lambert SA (b) (c)	721	18

Electrical Components & Equipment (0.0%)
Bekaert SA (c)	98	10,451

Electronics (0.0%)
BarCo NV (c)	2,478	203,565

44	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

BELGIUM (continued)
Food (0.1%)
Colruyt SA (c) (d)	1,395	$245,371
Delhaize Group (c) (d)	14,151	1,143,888

		1,389,259

Holding Companies – Diversified (0.1%)
Groupe Bruxelles Lambert SA (c)	11,675	1,284,103

Miscellaneous Manufacturing (0.0%)
AGFA-Gevaert NV (c)	23,280	587,004

Pharmaceuticals (0.1%)
Omega Pharma SA (c)	2,941	192,570
UCB SA (c) (d)	13,884	858,574

		1,051,144

Real Estate (0.0%)
Cofinimmo (c)	660	125,062

Telecommunications (0.1%)
BelgaCom SA (c)	32,820	1,340,692
Mobistar SA (c)	2,400	198,755

		1,539,447

Transportation (0.0%)
Compagnie Maritime Belge SA (c)	5,398	198,737
Euronav SA (c)	5,398	166,279

		365,016

		24,031,653

DENMARK (0.7%)
Banks (0.2%)
Danske Bank (c)	70,020	2,933,078
Sydbank (c)	16,077	634,923

		3,568,001

Beverages (0.0%)
Carlsberg (c)	7,141	613,333

Biotechnology (0.0%)
Novozymes (c)	6,405	512,440

Building Materials (0.0%)
FLSmidth & Co. (c)	2,013	105,853

	Shares or Principal Amount	Value

DENMARK (continued)
Diversified (0.0%)
NKT Holding AS (c)	167	$13,084

Electrical Components & Equipment (0.1%)
Vestas Wind Systems (b) (c)	35,953	1,008,915

Food (0.0%)
Danisco AS (c)	11,007	884,287
East Asiatic Co. Ltd. (c)	216	10,864

		895,151

Healthcare – Products (0.1%)
Coloplast (c)	3,108	262,998
GN Store Nord (c) (d)	51,904	727,574
William Demant Holding (b) (c)	2,009	166,314

		1,156,886

Home Furnishings (0.0%)
Bang & Olufsen (c) (d)	3,808	441,366

Insurance (0.0%)
Topdanmark (b) (c)	2,958	417,923
TrygVesta AS (c) (d)	927	59,782

		477,705

Pharmaceuticals (0.2%)
H. Lunbeck AS (c) (d)	5,754	135,152
Novo-Nordisk (c)	42,718	3,218,146

		3,353,298

Security Services (0.0%)
Group 4 Securicor PLC (c)	85,993	287,932

Transportation (0.1%)
AP Moller — Maersk AS (c) (d)	161	1,454,614
Dak Sas AB (b) (c)	63	912
Dampskibsselskabet Torm AS (c)	13	703
DSV (c)	4,725	870,353

		2,326,582

		14,760,546

FINLAND (1.4%)
Auto Parts & Equipment (0.0%)
Nokian Renkaat OYJ (c) (d)	21,180	406,005

2006 Annual Report	45

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

FINLAND (continued)
Banks (0.0%)
OKO Bank PLC (c)	1,583	$26,742

Computers (0.0%)
Tietoenator OYJ (c) (d)	19,939	551,448

Electric (0.1%)
Fortum OYJ (c)	72,572	2,003,205

Engineering & Construction (0.0%)
YIT OYJ (c)	20,591	511,678

Financial Services (0.1%)
Sampo OYJ (c)	80,506	1,743,637

Food (0.0%)
Kesko OYJ (c)	10,136	478,540

Forest Products & Paper (0.3%)
Stora Enso OYJ (c)	98,148	1,585,832
UPM-Kymmene OYJ (c)	89,708	2,277,112

		3,862,944

Hand & Machine Tools (0.0%)
KCI Konecranes OYJ (c)	19,638	423,208

Iron & Steel (0.0%)
Outokumpu OYJ (c) (d)	10,677	329,585
Rautaruukki OYJ (c)	19,446	642,834

		972,419

Leisure (0.0%)
Amer Sports OYJ (c) (d)	9,351	207,097

Machinery – Diversified (0.1%)
Kone OYJ (c) (d)	12,144	574,576
Metso OYJ (c)	26,756	1,158,529

		1,733,105

Media (0.0%)
Sanoma-WSOY OYJ (c)	1,540	39,742

Medical – Drugs (0.0%)
Orion OYJ (b)	8,093	161,831

	Shares or Principal Amount	Value

FINLAND (continued)
Miscellaneous Manufacturing (0.0%)
Uponor OYJ (c) (d)	9,334	$282,980
Wartsila OYJ (c)	5,643	259,099

		542,079

Oil & Gas (0.0%)
Neste Oil OYJ (c)	22,924	731,214

Telecommunications (0.8%)
Elisa OYJ (c)	14,043	354,696
Nokia OYJ (c) (d)	672,239	13,359,810

		13,714,506

Transportation (0.0%)
Cargotec Corp. (c)	6,072	276,152

		28,385,552

FRANCE (9.3%)
Advertising (0.1%)
PagesJaunes Groupe SA	12,947	388,588
Publicis Groupe (c)	18,759	724,406

		1,112,994

Aerospace & Defense (0.1%)
Safran SA (c) (d)	16,311	368,526
Thales SA (c) (d)	18,461	853,035
Zodiac SA (c)	9,973	622,643

		1,844,204

Airlines (0.0%)
Air France-KLM (c) (d)	28,011	997,518

Apparel (0.0%)
Hermes International (c)	8,231	892,638

Auto Manufacturers (0.2%)
Peugeot SA (c) (d)	29,514	1,693,055
Renault SA (c) (d)	27,792	3,246,635

		4,939,690

Auto Parts & Equipment (0.1%)
Compagnie Generale des Etablissements	26,681	2,174,401
Michelin (c) (d)

46	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

FRANCE (continued)
Auto Parts & Equipment (continued)
Valeo SA (c) (d)	18,163	$683,412

		2,857,813

Banks (1.5%)
BNP Paribas (c)	132,629	14,563,869
Credit Agricole SA (c) (d)	90,828	3,858,160
Societe Generale (c) (d)	59,919	9,945,774

		28,367,803

Beverages (0.1%)
Pernod-Ricard SA (c) (d)	12,325	2,466,915

Building Materials (0.4%)
Cie de Saint-Gobain (c)	50,038	3,686,470
Imerys SA (c) (d)	2,401	207,465
Lafarge SA (c) (d)	25,885	3,469,514

		7,363,449

Chemicals (0.2%)
Air Liquide (c) (d)	19,390	4,120,531

Commercial Services (0.0%)
Societe Des Autoroutes Paris-Rhin-Rhone (c)	1,006	78,060

Computers (0.1%)
Atos Origin SA (b) (c)	13,577	773,709
Capgemini SA (c) (d)	24,750	1,403,699

		2,177,408

Cosmetics & Personal Care (0.2%)
L’Oreal SA (c) (d)	43,994	4,274,631

Electric (0.4%)
Suez SA (c) (d)	158,294	7,089,048

Electrical Components & Equipment (0.2%)
Schneider Electric SA (c) (d)	38,685	4,017,419

Engineering & Construction (0.3%)
Bouygues (c) (d)	35,970	2,096,588
Vinci SA (c) (d)	37,228	4,193,335

		6,289,923

	Shares or Principal Amount	Value

FRANCE (continued)
Food (0.6%)
Carrefour SA (c) (d)	92,931	$5,659,422
Casino Guichard Perrachon SA (c)	9,269	786,346
Groupe Danone (c) (d)	39,160	5,732,320

		12,178,088

Food Service (0.0%)
Sodexho Alliance SA (c)	15,200	815,538

Gas (0.1%)
Gaz de France (c) (d)	28,885	1,161,025

Healthcare – Products (0.1%)
Cie Generale d’Optique Essilor International SA (c)	17,012	1,782,760

Holding Companies – Diversified (0.2%)
LVMH Moet Hennessy Louis Vuitton SA (c)	37,240	3,878,127

Home Furnishings (0.0%)
Thomson (c) (d)	53,336	919,849

Household Products (0.0%)
Societe BIC SA (c)	1,214	77,990

Insurance (0.6%)
AXA SA (c)	270,264	10,280,000
CNP Assurances (c) (d)	4,517	474,495
Scor (c) (d)	176,262	442,725

		11,197,220

Lodging (0.1%)
Accor SA (c) (d)	37,389	2,593,085

Machinery – Diversified (0.1%)
Alstom RGPT (b) (c)	16,307	1,501,213

Manufacturing (0.1%)
Vallourec SA (c) (d)	7,100	1,764,557

Media (0.5%)
Lagardere SCA (c) (d)	23,246	1,672,176
M6-Metropole Television (c)	3,504	108,400
Societe Television Francaise 1 (c)	24,263	823,015

2006 Annual Report	47

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

FRANCE (continued)
Media (continued)
Vivendi SA (c) (d)	187,010	$7,084,119

		9,687,710

Office & Business Equipment (0.0%)
Neopost SA (c)	3,808	464,809

Oil & Gas (1.2%)
Technip SA (c)	17,713	1,068,703
Total SA (c) (d)	353,092	23,881,231

		24,949,934

Pharmaceuticals (0.7%)
Sanofi-Aventis (c) (d)	162,882	13,867,364

Real Estate Investment Trusts (0.1%)
Gecina SA (c)	1,440	204,259
Klepierre (c) (d)	3,641	548,933
Unibail (c) (d)	7,270	1,581,809

		2,335,001

Retail (0.1%)
PPR SA (c) (d)	11,503	1,715,104

Semiconductors (0.1%)
STMicroelectronics NV (c)	121,785	2,106,681

Software (0.1%)
Business Objects SA (b) (c)	22,196	818,307
Dassault Systemes SA (c)	5,273	286,158

		1,104,465

Telecommunications (0.5%)
Alcatel SA (c)	222,473	2,823,732
France TeleCom SA (c)	264,717	6,892,609

		9,716,341

Water (0.2%)
Veolia Environnement (c) (d)	50,860	3,111,913

		185,818,818

GERMANY (7.0%)
Airlines (0.1%)
Deutsche Lufthansa AG (c)	46,074	1,062,812

	Shares or Principal Amount	Value

GERMANY (continued)
Apparel (0.1%)
Adidas AG (c)	38,347	$1,922,059
Puma AG Rudolf Dassler Sport (c)	2,321	825,502

		2,747,561

Auto Manufacturers (0.7%)
DaimlerChrysler AG (c)	144,063	8,196,514
Porsche AG (c)	1,512	1,764,971
Volkswagen AG (c)	13,406	853,105
Volkswagen AG (c) (d)	30,176	2,963,845

		13,778,435

Auto Parts & Equipment (0.1%)
Continental AG (c)	23,628	2,645,684

Banks (0.8%)
Commerzbank AG (c) (d)	109,372	3,878,549
Deutsche Bank AG (c)	81,699	10,309,205
Deutsche Postbank AG (c)	8,311	618,320
Hypo Real Estate Holding AG (c)	23,885	1,504,633
Jyske Bank (b) (c) (d)	5,850	348,363

		16,659,070

Chemicals (0.7%)
BASF AG (c)	84,242	7,409,252
Bayer AG (c) (d)	116,943	5,860,685

		13,269,937

Computers (0.0%)
Wincor Nixdorf AG (c)	3,890	539,769

Cosmetics & Personal Care (0.0%)
Beiersdorf AG (c)	3,962	224,997

Electric (1.1%)
E. ON AG (c)	100,487	12,055,425
RWE AG (c)	73,947	7,302,908

		19,358,333

Energy (0.0%)
Solarworld AG (c) (d)	8,096	437,862

48	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

GERMANY (continued)
Engineering & Construction (0.1%)
Bilfinger Berger AG (c)	2,427	$151,385
Hochtief AG (c)	9,600	626,156
Linde AG (c) (d)	19,278	1,910,811

		2,688,352

Financial Services (0.2%)
Deutsche Boerse AG (c)	18,245	2,937,712
MLP AG (c) (d)	9,484	182,961

		3,120,673

Food (0.1%)
Metro AG (c)	22,106	1,315,670
Suedzucker AG (c) (d)	1,963	48,507

		1,364,177

Healthcare – Services (0.1%)
Fresenius Medical Care AG (c)	8,482	1,129,200

Household Products (0.1%)
Henkel KGaA (c) (d)	9,163	1,227,573

Insurance (0.9%)
Allianz AG (c)	64,179	11,884,576
Muenchener Rueckversicherungs AG (c)	32,925	5,336,853

		17,221,429

Iron & Steel (0.1%)
Salzgitter AG (c)	4,404	472,587
ThyssenKrupp AG (c)	65,887	2,449,064

		2,921,651

Leisure (0.0%)
TUI AG (c) (d)	45,721	998,839

Machinery – Diversified (0.1%)
Heidelberger Druckmaschinen (c)	4,650	212,358
MAN AG (c) (d)	23,606	2,097,276
Rheinmetall AG (c)	2,706	195,524

		2,505,158

	Shares or Principal Amount	Value

GERMANY (continued)
Media (0.0%)
Premiere AG (b) (c) (d)	23,917	$362,577

Miscellaneous Manufacturing (0.6%)
Siemens AG (c)	135,456	12,167,148

Pharmaceuticals (0.1%)
Altana AG (c)	15,904	887,775
Celesio AG (c)	9,576	495,384
Merck KGaA (c)	10,775	1,138,059

		2,521,218

Real Estate (0.0%)
IVG Immobilien AG (c)	11,079	402,136

Retail (0.0%)
Douglas Holding AG (c)	2,452	118,615
KarstadtQuelle AG (b) (c) (d)	17,196	401,653

		520,268

Semiconductors (0.1%)
Infineon Technologies AG (b) (c)	142,438	1,730,910

Software (0.3%)
SAP AG (c)	34,664	6,883,120

Telecommunications (0.4%)
Deutsche Telekom AG (c) (d)	448,335	7,794,644

Transportation (0.2%)
Deutsche Post AG (c)	124,186	3,431,925
Frontline Ltd. (c) (d)	12,086	458,766

		3,890,691

		140,174,224

GREECE (0.6%)
Banks (0.4%)
Alpha Bank AE (c)	67,364	1,957,264
EFG Eurobank Ergasias SA (c)	31,477	1,046,103
National Bank of Greece SA (c)	67,912	3,077,914
Piraeus Bank SA (c)	44,267	1,262,119

		7,343,400

2006 Annual Report	49

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

GREECE (continued)
Beverages (0.0%)
Coca Cola Hellenic Bottling Co. SA (c)	10,783	$352,716

Building & Construction (0.0%)
Technical Olympic SA (c)	12,941	45,160

Building Materials (0.0%)
Titan Cement Co. SA (c)	4,893	256,535

Electric (0.0%)
Public Power Corp. (c)	24,370	622,127

Engineering & Construction (0.0%)
Hellenic Technodomiki Tev SA (c)	18,730	188,997

Entertainment (0.1%)
OPAP SA (c)	40,394	1,439,002

Financial Services (0.0%)
Hellenic Exchanges Holding SA (c)	195	3,421

Holding Companies – Diversified (0.0%)
Viohal Co. (c)	644	7,447

Oil & Gas (0.0%)
Hellenic Petroleum SA (c)	1,116	14,316

Retail (0.0%)
Folli-Follie SA (c)	1,393	41,932
Germanos SA (c)	17,330	419,026

		460,958

Telecommunications (0.1%)
Cosmote Mobile TeleCommunications SA (c)	17,456	430,184
Hellenic TeleCommunications Organization SA (b) (c)	51,551	1,334,222
Intracom SA (b) (c)	13,953	97,007

		1,861,413

		12,595,492

	Shares or Principal Amount	Value

HONG KONG (1.6%)
Airlines (0.0%)
Cathay Pacific Airways Ltd. (c) (d)	95,000	$207,418

Apparel (0.0%)
Yue Yuen Industrial Holdings (c)	36,500	110,290

Banks (0.3%)
Bank of East Asia Ltd. (c)	215,900	1,030,354
BOC Hong Kong Holdings Ltd. (c)	683,100	1,526,490
Hang Seng Bank Ltd. (c) (d)	106,400	1,354,239
Hkd Wing Hang Bank Ltd. (c)	6,500	63,196
SunCorp.-Metway Ltd. (c)	95,065	1,529,648

		5,503,927

Broadcasting & Television (0.0%)
Television Broadcasts Ltd. (c)	16,000	91,682

Building & Construction (0.0%)
Cheung Kong Infrastructure Holdings Ltd. (c)	2,500	7,495

Chemicals (0.0%)
Kingboard Chemical Holdings Ltd. (c)	67,548	239,718

Distribution & Wholesale (0.1%)
Esprit Holdings Ltd. (c)	182,500	1,765,817
Li & Fung Ltd. (c) (d)	445,600	1,163,299

		2,929,116

Electric (0.1%)
CLP Holdings Ltd. (c)	269,000	1,708,649
HongKong Electric Holdings (c)	203,300	956,274

		2,664,923

Electrical Components & Equipment (0.0%)
Johnson Electric Holdings Ltd. (c)	205,500	161,842

Financial Services (0.1%)
Hong Kong Exchanges & Clearing Ltd. (c)	204,000	1,611,464

50	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

HONG KONG (continued)
Gas (0.1%)
Hong Kong & China Gas (c)	525,600	$1,203,512

Hand & Machine Tools (0.0%)
Techtronic Industries Co. (c)	45,310	64,118

Holding Companies – Diversified (0.3%)
Hutchison Whampoa Ltd. (c)	365,500	3,240,254
MelCo International Development (c)	43,344	106,000
Swire Pacific Ltd. (c)	172,500	1,821,182
Wharf Holdings Ltd. (c) (d)	123,300	417,929

		5,585,365

Lodging (0.0%)
ShanGri-La Asia Ltd. (c)	98,000	212,549

Real Estate (0.5%)
Cheung Kong Holdings Ltd. (c)	263,000	2,857,903
Hang Lung Properties Ltd. (c)	380,000	826,352
Henderson Land Development Co. Ltd. (c) (d)	101,800	559,584
Hopewell Holdings (c)	75,569	224,385
Hysan Development Co. Ltd. (c)	22,673	57,064
Kerry Properties Ltd. (c)	20,500	75,478
New World Development Ltd. (c)	434,679	742,838
Sino Land Co. (c) (d)	306,000	532,004
Sun Hung Kai Properties Ltd. (c)	239,700	2,617,818

		8,493,426

Real Estate Investment Trusts (0.0%)
Link REIT (The) (c)	433,051	889,617

Retail (0.0%)
Giordano International Ltd. (c)	238,400	119,221

Semiconductors (0.0%)
ASM Pacific Technology Ltd. (c) (d)	27,300	141,375
Solomon Systech International Ltd. (c) (d)	313,000	54,668

		196,043

	Shares or Principal Amount	Value

HONG KONG (continued)
Telecommunications (0.1%)
FoxConn International Holdings Ltd. (b) (c) (d)	265,330	$879,836
Hutchison TeleCommunications International Ltd. (b) (c)	149,642	287,907
PCCW Ltd. (c) (d)	531,200	325,902

		1,493,645

Textiles (0.0%)
Texwinca Holdings Ltd. (c)	2,000	1,308

Transportation (0.0%)
MTR Corp. (c)	114,714	275,174
Orient Overseas International (c)	34,438	149,990

		425,164

		32,211,843

IRELAND (0.8%)
Airlines (0.0%)
Ryanair Holdings PLC (b) (c)	3,804	43,028

Banks (0.4%)
Allied Irish Banks PLC (c)	149,896	4,054,954
Bank of Ireland (c)	834	16,677
Bank of Ireland (c)	159,160	3,182,618
Depfa Bank PLC (c)	45,452	764,271

		8,018,520

Beverages (0.1%)
C&C Group PLC (c)	66,299	1,101,199

Building Materials (0.2%)
CRH PLC (c)	95,292	3,365,480
Kingspan Group PLC (c)	23,738	503,573

		3,869,053

Casino & Gambling (0.0%)
Paddy Power PLC (c)	10,418	194,624

Consumer Products (0.0%)
Waterford Wedgewood PLC (b) (c)	357	35

2006 Annual Report	51

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

IRELAND (continued)
Financial Services (0.1%)
Irish Life & Permanent PLC (c)	43,029	$1,057,279

Food (0.0%)
GreenCore Group PLC (c)	43,087	219,423
Iaws Group PLC (c)	13,545	297,852
Kerry Group PLC (c)	18,897	456,163

		973,438

Food Products (0.0%)
Fyffes PLC (c)	1,209	2,614

Holding Companies – Diversified (0.0%)
DCC PLC (c)	4,050	109,552

Media (0.0%)
Independent News & Media PLC (c)	18,427	61,868

Pharmaceuticals (0.0%)
Elan Corp. PLC (b) (c)	60,965	880,579

Retail (0.0%)
Grafton Group PLC (b) (c)	39,192	574,434

		16,886,223

ITALY (3.7%)
Aerospace & Defense (0.1%)
Finmeccanica SpA (c)	47,130	1,130,500

Apparel (0.0%)
Benetton Group SpA (c)	1,257	23,773

Auto Manufacturers (0.1%)
Fiat SpA (b) (c) (d)	102,707	1,808,352

Auto Parts & Equipment (0.0%)
Pirelli & C SpA (c)	741,037	676,249

Banks (1.4%)
Banca Intesa SpA (c)	116,952	774,727
Banca Intesa SpA (c) (d)	628,751	4,294,408
Banca Monte dei Paschi di Siena SpA (c) (d)	143,234	878,225

	Shares or Principal Amount	Value

ITALY (continued)
Banks (continued)
Banca Popolare di Milano SCRL (c) (d)	84,161	$1,244,897
Banca Popolare di Verona e Novara SCRL (c) (d)	70,262	1,890,040
Banche Popolari Unite SCPA (c)	60,475	1,659,909
Capitalia SpA (c)	267,571	2,363,684
Sanpaolo IMI SpA (c) (d)	190,663	4,067,238
UniCredito Italiano SpA (c)	1,232,515	10,211,922

		27,385,050

Building Materials (0.0%)
Italcementi SpA (c) (d)	2,630	69,596

Commercial Services (0.1%)
Autostrade SpA (c)	54,531	1,612,777

Electric (0.4%)
Enel SpA (c) (d)	693,151	6,637,453
Terna SpA (c) (d)	240,435	729,803

		7,367,256

Entertainment (0.0%)
Lottomatica SpA (c)	3,489	126,929

Financial Services (0.1%)
Mediobanca SpA (c) (d)	83,276	1,932,227

Gas (0.0%)
Snam Rete Gas SpA (c) (d)	196,021	998,047

Healthcare-Products (0.0%)
Luxottica Group SpA (c)	14,796	457,181

Insurance (0.4%)
Alleanza Assicurazioni SpA (c) (d)	86,104	1,019,174
Assicurazioni Generali SpA (c) (d)	160,117	6,348,790
Fondiaria-Sai SpA (c)	6,532	290,543
Mediolanum SpA (c) (d)	41,088	323,354
Unipol SpA (c)	70,153	215,386

		8,197,247

52	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

ITALY (continued)
Media (0.1%)
Gruppo Editoriale L’Espresso SpA (c) (d)	7,002	$35,199
Mediaset SpA (c)	147,950	1,658,092
Seat Pagine Gialle SpA (c) (d)	205,852	114,546

		1,807,837

Oil & Gas (0.6%)
Eni SpA (c) (d)	420,281	12,711,310
Eni SpA ADR	200	12,142

		12,723,452

Publishing (0.0%)
Mondadori (Arnoldo) Editore SpA (c)	1,017	9,900

Retail (0.0%)
Autogrill SpA (c) (d)	28,866	495,718
Bulgari SpA (c) (d)	23,800	332,344

		828,062

Telecommunications (0.4%)
TeleCom Italia SpA (c)	1,807,518	5,474,090
TeleCom Italia SpA (c)	894,770	2,259,745
Tiscali SpA (b) (c) (d)	91,354	276,801

		8,010,636

		75,165,071

JAPAN (22.4%)
Advertising (0.0%)
Asatsu-DK, Inc. (c) (d)	200	5,862
Dentsu, Inc. (c) (d)	244	671,999
Hakuhodo DY Holdings, Inc. (c)	1,100	64,583

		742,444

Agriculture (0.2%)
Japan Tobacco, Inc. (c)	742	3,229,937

Airlines (0.0%)
All Nippon Airways Co. Ltd. (c) (d)	75,000	293,666
Japan Airlines Corp. (b) (c) (d)	280,000	533,786

		827,452

	Shares or Principal Amount	Value

JAPAN (continued)
Apparel (0.0%)
Asics Corp. (c) (d)	8,000	$107,225
Gunze Ltd. (c)	63,000	331,184
Onward Kashiyama Co. Ltd. (c) (d)	30,400	416,359
Wacoal Corp. (c) (d)	4,000	48,351

		903,119

Auto Manufacturers (2.1%)
Hino Motors Ltd. (c) (d)	72,000	355,239
Honda Motor Co. Ltd. (c)	243,700	8,602,701
Nissan Motor Co. Ltd. (c)	343,600	4,107,745
Toyota Motor Corp. (c)	461,900	27,276,609

		40,342,294

Auto Parts & Equipment (0.4%)
Aisin Seiki Co. Ltd. (c) (d)	32,800	1,007,967
Bridgestone Corp. (c)	103,400	2,153,930
Denso Corp. (c)	79,400	3,027,406
JTEKT Corp. (c) (d)	19,700	409,717
NGK Spark Plug Co. Ltd. (c) (d)	36,000	757,298
NOK Corp. (c) (d)	10,500	275,381
Sumitomo Rubber Industries, Inc. (c) (d)	48,300	553,998
Toyoda Gosei Co. Ltd. (c)	2,100	48,649

		8,234,346

Automotive (0.0%)
NHK Spring Co. Ltd. (c) (d)	41,000	452,534

Banks (2.7%)
77 Bank Ltd. (The) (c)	23,300	152,955
Bank of Fukuoka Ltd. (The) (c) (d)	84,600	673,441
Bank of Kyoto Ltd. (c) (d)	20,000	205,190
Bank of Yokohama Ltd. (The) (c)	207,000	1,595,099
Chiba Bank Ltd. (The) (c)	114,300	1,023,017
Gunma Bank Ltd. (The) (c)	30,000	209,367
Hokuhoku Financial Group, Inc. (c) (d)	128,900	479,628
Joyo Bank Ltd. (The) (c)	70,000	408,756
Mitsubishi UFJ Financial Group, Inc. (c)	1,356	17,201,943
Mitsui Trust Holdings, Inc. (c)	99,400	1,166,267
Mizuho Financial Group, Inc. (c)	1,503	11,684,253

2006 Annual Report	53

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Banks (continued)
Nishi-Nippon City Bank Ltd. (The) (c)	38,000	$180,302
Resona Holdings, Inc. (c) (d)	647	1,964,015
Sapporo Hokuyo Holdings, Inc. (c)	28	280,685
Shinsei Bank Ltd. (c)	258,000	1,487,814
Shizuoka Bank Ltd. (The) (c) (d)	105,000	1,121,384
Sumitomo Mitsui Financial Group, Inc. (c)	965	10,547,144
Sumitomo Trust & Banking Co. Ltd. (The) (c)	189,000	2,027,797
Suruga Bank Ltd. (c)	15,000	186,633

		52,595,690

Beverages (0.1%)
Asahi Breweries Ltd. (c) (d)	69,200	986,247
Ito En Ltd. (c) (d)	3,200	101,461
Kirin Brewery Co. Ltd. (c) (d)	108,000	1,436,547
Takara Shuzo Co. Ltd. (c) (d)	61,800	386,230

		2,910,485

Brewery (0.0%)
Sapporo Holdings Ltd. (c) (d)	78,000	400,244

Building & Construction (0.0%)
Central Glass Co. Ltd. (c)	5,000	27,717
Okumura Corp. (c) (d)	27,000	136,376
Toda Corp. (c) (d)	44,000	193,194

		357,287

Building Materials (0.3%)
Asahi Glass Co. Ltd. (c) (d)	134,600	1,547,394
Daikin Industries Ltd. (c) (d)	41,600	1,172,954
JS Group Corp. (c) (d)	32,000	656,130
Matsushita Electric Works Ltd. (c) (d)	38,284	429,938
Nippon Sheet Glass Co. Ltd. (c) (d)	111,000	497,991
Sanwa Shutter Corp. (c)	39,000	223,299
Sumitomo Osaka Cement Co. Ltd. (c)	120,400	353,556
Taiheiyo Cement Corp. (c)	118,000	473,969

		5,355,231

	Shares or Principal Amount	Value

JAPAN (continued)
Chemicals (0.8%)
Asahi Kasei Corp. (c)	160,200	$1,020,759
Daicel Chemical Industries Ltd. (c) (d)	15,000	99,313
Dainippon Ink & Chemicals, Inc. (c) (d)	41,000	154,785
Denki Kagaku Kogyo KK (c)	25,000	94,994
Hitachi Chemical Co. Ltd. (c) (d)	7,700	198,921
JSR Corp. (c) (d)	31,300	786,150
Kaneka Corp. (c)	43,500	419,866
Kansai Paint Co. Ltd. (c)	30,000	250,895
Mitsubishi Chemical Holdings Corp. (c)	153,000	976,981
Mitsubishi Gas Chemical Co., Inc. (c)	41,000	390,402
Mitsui Chemicals, Inc. (c)	123,100	843,680
Nippon Kayaku Co. Ltd. (c)	21,000	169,481
Nippon Shokubai Co. Ltd. (c) (d)	16,200	173,319
Nissan Chemical Industries Ltd. (c) (d)	40,000	512,903
Nitto Denko Corp. (c) (d)	30,610	1,742,064
Shin-Etsu Chemical Co. Ltd. (c)	66,200	4,340,207
Showa Denko KK (c) (d)	224,000	974,983
Sumitomo Bakelite Co. Ltd. (c)	26,300	199,185
Sumitomo Chemical Co. Ltd. (c)	207,200	1,474,861
Tokuyama Corp. (c) (d)	49,000	614,573
Tosoh Corp. (c)	119,000	501,601
Ube Industries Ltd. (c) (d)	204,000	600,537
Zeon Corp. (c)	10,000	101,018

		16,641,478

Commercial Services (0.3%)
Benesse Corp. (c) (d)	3,900	139,885
Dai Nippon Printing Co. Ltd. (c) (d)	113,700	1,691,988
Goodwill Group, Inc. (The) (c) (d)	433	250,336
KK Davinci Advisors (b) (c) (d)	351	383,395
Meitec Corp. (c) (d)	5,400	170,223
Park24 Co. Ltd. (c) (d)	25,800	374,949
Secom Co. Ltd. (c)	38,500	1,924,793
TIS, Inc. (c) (d)	5,600	123,951
Toppan Printing Co. Ltd. (c) (d)	99,000	1,083,893

		6,143,413

54	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Computers (0.3%)
Access Co. Ltd. (b) (c) (d)	51	$339,339
CSK Holdings Corp. (c) (d)	14,100	627,785
Fujitsu Ltd. (c)	273,100	2,225,166
NEC Electronics Corp. (b) (c) (d)	5,200	165,943
NET One Systems Co. Ltd. (c) (d)	134	204,689
Obic Co. Ltd. (c)	100	21,209
Oracle Corp. (c) (d)	1,200	55,918
Otsuka Corp (c) (d)	600	65,799
TDK Corp. (c)	23,200	1,810,245

		5,516,093

Cosmetics & Personal Care (0.2%)
Aderans Co. Ltd. (c) (d)	12,500	289,466
Kao Corp. (c)	81,200	2,132,797
Shiseido Co. Ltd. (c)	67,700	1,318,097
Uni-Charm Corp. (c) (d)	6,500	362,301

		4,102,661

Distribution & Wholesale (0.7%)
Canon Marketing Japan, Inc. (c)	2,000	47,362
Hitachi High-Technologies Corp. (c)	2,200	65,343
Itochu Corp. (c)	261,000	2,077,115
Marubeni Corp. (c) (d)	259,000	1,325,890
Mitsubishi Corp. (c)	230,100	4,442,816
Mitsui & Co. Ltd. (c) (d)	268,000	3,654,668
Sojitz Corp. (b) (c) (d)	126,467	418,941
Sumitomo Corp. (c)	152,000	1,997,563
Toyota Tsusho Corp. (c)	23,200	681,959

		14,711,657

Electric (0.8%)
Chubu Electric Power Co., Inc. (c)	110,500	3,060,411
Electric Power Development Co. (c) (d)	26,500	1,102,422
Hokkaido Electric Power Co, Inc. (c)	19,900	474,749
Kansai Electric Power Co., Inc. (The) (c)	113,700	2,682,948
Kyushu Electric Power Co., Inc. (c)	56,900	1,330,610

	Shares or Principal Amount	Value

JAPAN (continued)
Electric (continued)
Tohoku Electric Power Co., Inc. (c)	58,100	$1,287,119
Tokyo Electric Power Co., Inc. (The) (c) (d)	203,400	5,912,504

		15,850,763

Electrical Components & Equipment (0.8%)
Casio Computer Co. Ltd. (c) (d)	47,800	965,587
Fujikura Ltd. (c) (d)	48,600	518,219
Furukawa Electric Co. Ltd. (c) (d)	124,300	884,729
Hitachi Ltd. (c)	501,800	2,869,304
Mitsubishi Electric Corp. (c)	283,600	2,469,652
Sanyo Electric Co. Ltd. (b) (c) (d)	333,200	637,304
Sharp Corp. (c) (d)	173,900	3,095,840
Stanley Electric Co. Ltd. (c)	23,500	465,485
Sumitomo Electric Industries Ltd. (c) (d)	99,900	1,412,309
Toshiba Corp. (c) (d)	502,700	3,172,920
Ushio, Inc. (c) (d)	7,500	156,046

		16,647,395

Electronics (1.1%)
Advantest Corp. (c) (d)	30,200	1,514,992
Alps Electric Co. Ltd. (c) (d)	42,600	426,082
Dainippon Screen Manufacturing Co. Ltd. (c) (d)	45,000	374,517
Fanuc Ltd. (c)	25,800	2,238,507
Hirose Electric Co. Ltd. (c) (d)	3,700	493,136
Hoya Corp. (c)	70,900	2,739,855
Ibiden Co. Ltd. (c)	18,900	988,416
Keyence Corp. (c) (d)	4,980	1,101,294
Kyocera Corp. (c)	28,700	2,572,243
Minebea Co. Ltd. (c)	86,000	523,382
Mitsumi Electric Co. Ltd. (c) (d)	26,900	394,020
Murata Manufacturing Co. Ltd. (c) (d)	30,700	2,143,679
NEC Corp. (c)	367,000	1,890,488
NGK Insulators Ltd. (c) (d)	27,000	366,616
Nippon Electric Glass Co. Ltd. (c)	25,000	537,206
Omron Corp. (c)	26,700	687,882
Taiyo Yuden Co. Ltd. (c) (d)	32,000	492,799
Tokyo Seimitsu Co. Ltd. (c) (d)	10,000	482,464

2006 Annual Report	55

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Electronics (continued)
Yaskawa Electric Corp. (c) (d)	10,000	$106,572
Yokogawa Electric Corp. (c) (d)	44,700	612,560

		20,686,710

Electronics & Electrical Equipment (0.0%)
Mabuchi Motor Co. Ltd. (c) (d)	4,100	239,001
Uniden Corp. (c) (d)	18,000	173,086

		412,087

Engineering (0.0%)
COMSYS Holdings Corp. (c) (d)	33,227	351,392

Engineering & Construction (0.2%)
Chiyoda Corp. (c) (d)	35,000	633,385
JGC Corp. (c) (d)	43,000	669,089
Kajima Corp. (c) (d)	136,800	653,158
Nishimatsu Construction Co. Ltd. (c) (d)	91,600	316,184
Obayashi Corp. (c)	79,500	520,996
Shimizu Corp. (c)	57,000	337,657
Taisei Corp. (c)	196,000	666,468

		3,796,937

Entertainment (0.2%)
Nintendo Co. Ltd. (c)	17,100	3,495,174
Oriental Land Co. Ltd. (c) (d)	4,000	226,430
Toho Co. Ltd. (c)	11,600	219,394

		3,940,998

Environmental Control (0.0%)
Kurita Water Industries Ltd. (c)	6,800	138,877

Financial Services (0.9%)
Acom Co. Ltd. (c) (d)	10,230	393,478
Aeon Credit Service Co. Ltd. (c) (d)	18,300	409,503
Aiful Corp. (c)	19,167	660,778
Credit Saison Co. Ltd. (c)	32,000	1,157,252
Daiwa Securities Group, Inc. (c)	223,500	2,527,340
Hitachi Capital Corp. (c)	200	3,950
Itochu Techno-Science Corp. (c)	600	33,541
Mitsubishi UFJ Securities Co. (c)	22,000	268,631
Nikko Cordial Corp. (c)	147,500	1,761,005

	Shares or Principal Amount	Value

JAPAN (continued)
Financial Services (continued)
Nomura Holdings, Inc. (c)	285,900	$5,027,447
ORIX Corp. (c)	13,870	3,901,220
Promise Co. Ltd. (c)	11,000	397,465
SFCG Co. Ltd. (c)	10	1,848
Shinko Securities Co. Ltd. (c) (d)	27,700	106,966
Takefuji Corp. (c) (d)	16,430	595,642

		17,246,066

Food (0.2%)
Ajinomoto Co., Inc. (c)	121,000	1,400,081
Katokichi Co. Ltd. (c)	40,253	315,286
Kikkoman Corp. (c) (d)	46,000	519,089
Meiji Dairies Corp. (c)	76,000	498,887
Nichirei Corp. (c) (d)	44,000	235,136
Nippon Meat Packers, Inc. (c)	30,000	331,558
Nisshin Seifun Group, Inc. (c)	28,900	303,266
Nissin Food Products Co. Ltd. (c) (d)	11,300	340,899
Toyo Suisan Kaisha Ltd. (c) (d)	5,400	78,909
Yakult Honsha Co. Ltd. (c) (d)	14,900	399,386

		4,422,497

Food Products (0.0%)
House Foods Corp. (c) (d)	100	1,631
Kita Kyushu Coca-Cola (c)	200	3,732
Meiji Seika Kaisha Ltd. (c) (d)	8,000	40,603
Q.P. Corp. (c)	15,300	135,574
Yamazaki Baking Co. Ltd. (c) (d)	3,100	32,166

		213,706

Forest Products & Paper (0.1%)
Nippon Paper Group, Inc. (c) (d)	180	644,752
OJI Paper Co. Ltd. (c) (d)	131,000	694,277

		1,339,029

Furniture & Furnishings (0.0%)
Kokuyo Co. Ltd. (c)	1,000	15,438

Gas (0.2%)
Osaka Gas Co. Ltd. (c)	358,900	1,293,698
Taiyo Nippon Sanso Corp. (c)	16,000	140,425
Tokyo Gas Co. Ltd. (c) (d)	405,400	2,069,663

		3,503,786

56	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Hand & Machine Tools (0.2%)
Fuji Electric Holdings Co. Ltd. (c)	45,200	$245,298
Makita Corp. (c)	9,700	287,843
Nidec Corp. (c) (d)	14,400	1,101,574
OSG Corp. (c) (d)	1,400	20,622
SMC Corp. (c)	8,100	1,105,136
THK Co. Ltd. (c)	28,900	733,518

		3,493,991

Healthcare – Products (0.1%)
Terumo Corp. (c)	25,200	1,018,395

Home Builders (0.2%)
Daiwa House Industry Co. Ltd. (c) (d)	75,000	1,351,751
Haseko Corp. (b) (c)	79,000	271,264
Sekisui Chemical Co. Ltd. (c)	52,000	459,609
Sekisui House Ltd. (c)	100,300	1,585,247

		3,667,871

Home Furnishings (0.7%)
Matsushita Electric Industrial Co. Ltd. (c)	304,502	6,348,361
Pioneer Corp. (c) (d)	38,800	616,428
Sony Corp. (c)	166,400	6,801,669
Yamaha Corp. (c)	31,600	675,052

		14,441,510

Household Products (0.0%)
TOTO Ltd. (c)	57,200	566,044

Insurance (0.5%)
Millea Holdings, Inc. (c)	115,000	4,330,820
Mitsui Sumitomo Insurance Co. Ltd. (c)	198,600	2,461,870
Sompo Japan Insurance, Inc. (c)	116,800	1,549,547
T&D Holdings, Inc. (c)	34,400	2,510,747

		10,852,984

Internet (0.3%)
eAccess Ltd. (c) (d)	505	291,208
Index Holdings (c) (d)	393	271,190
Matsui Securities Co. Ltd. (c) (d)	36,100	317,077
Rakuten, Inc. (c) (d)	1,638	726,958

	Shares or Principal Amount	Value

JAPAN (continued)
Internet (continued)
SBI E*trade Securities Co. Ltd. (c)	446	$467,458
SBI Holdings, Inc. (c)	2,145	781,838
Softbank Corp. (c) (d)	128,500	2,806,633
Trend Micro, Inc. (c) (d)	18,000	573,908
Yahoo! Japan Corp. (c) (d)	1,903	739,150

		6,975,420

Iron & Steel (0.6%)
Daido Steel Co. Ltd. (c) (d)	77,000	501,050
JFE Holdings, Inc. (c)	94,100	3,779,158
Kobe Steel Ltd. (c)	450,000	1,375,568
Nippon Steel Corp. (c) (d)	1,041,000	4,231,303
Nisshin Steel Co. Ltd. (c) (d)	127,900	395,491
Sumitomo Metal Industries Ltd. (c)	594,000	2,232,708
Tokyo Steel Manufacturing Co. Ltd. (c)	6,700	102,451

		12,617,729

Leisure (0.1%)
Namco Bandai Holdings, Inc. (c) (d)	36,749	584,145
Round One Corp. (c)	2	8,166
Sankyo Co. Ltd. (c)	4,800	244,747
Sega Sammy Holdings, Inc. (c) (d)	27,500	690,115
Shimano, Inc. (c)	3,800	105,914
Yamaha Motor Co. Ltd. (c)	24,600	672,334

		2,305,421

Machinery – Construction & Mining (0.2%)
Hitachi Construction Machinery Co. Ltd. (c) (d)	25,400	602,560
Komatsu Ltd. (c)	157,000	2,825,344

		3,427,904

Machinery – Diversified (0.2%)
Amada Co. Ltd. (c)	37,000	366,951
Daifuku Co. Ltd. (c)	500	6,500
Ebara Corp. (c) (d)	112,900	441,118
Japan Steel Works Ltd. (The) (c) (d)	89,000	594,984

2006 Annual Report	57

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Machinery – Diversified (continued)
Kubota Corp. (c)	158,100	$1,379,587
Okuma Corp. (c)	12,000	114,860
Sumitomo Heavy Industries Ltd. (c)	82,000	701,293
Toyota Industries Corp. (c) (d)	26,100	1,137,993

		4,743,286

Manufacturing (0.0%)
Komori Corp. (c)	10,000	191,853
Rinnai Corp. (c)	200	5,672

		197,525

Media (0.0%)
Fuji Television Network, Inc. (c)	151	314,718

Metal Fabricate & Hardware (0.1%)
NSK Ltd. (c)	66,400	555,843
NTN Corp. (c) (d)	59,600	490,236

		1,046,079

Metals & Mining (0.0%)
Nippon Light Metal Co. Ltd. (c) (d)	2,200	5,435
Sumitomo Titanium Corp. (c) (d)	4,900	580,464

		585,899

Mining (0.2%)
Dowa Mining Co. Ltd. (c)	72,800	612,758
Mitsubishi Materials Corp. (c) (d)	192,000	755,939
Mitsui Mining & Smelting Co. Ltd. (c)	116,100	561,294
Sumitomo Metal Mining Co. Ltd. (c)	105,000	1,381,180
Toho Titanium Co. Ltd. (c) (d)	946	53,079

		3,364,250

Miscellaneous Manufacturing (0.6%)
Amano Corp. (c)	22,400	301,287
Arrk Corp. (c)	25,800	344,687
Fuji Photo Film Co. Ltd. (c)	84,900	3,154,833
Ishikawajima-Harima Heavy Industries Co. Ltd. (c)	262,000	880,678

	Shares or Principal Amount	Value

JAPAN (continued)
Miscellaneous Manufacturing (continued)
Kawasaki Heavy Industries Ltd. (c) (d)	279,200	$1,028,186
Konica Minolta Holdings, Inc. (c)	93,400	1,243,161
Mitsubishi Heavy Industries Ltd. (c) (d)	514,200	2,292,234
Nikon Corp. (c) (d)	58,000	1,190,768
Olympus Corp. (c) (d)	37,000	1,175,098

		11,610,932

Multi – Media (0.0%)
Tokyo Broadcasting System, Inc. (c)	4,800	110,424

Office & Business Equipment (0.6%)
Canon, Inc. (c)	166,200	8,877,262
Ricoh Co. Ltd. (c)	101,200	1,996,870
Seiko Epson Corp. (c) (d)	13,900	350,859

		11,224,991

Oil & Gas (0.2%)
Inpex Holdings, Inc. (b) (c)	144	1,177,845
Nippon Mining Holdings, Inc. (c)	158,900	1,193,979
Nippon Oil Corp. (c)	195,400	1,460,035
Showa Shell Sekiyu KK (c)	49,100	551,936
TonenGeneral Sekiyu KK (c) (d)	24,000	229,060

		4,612,855

Packaging & Containers (0.0%)
Toyo Seikan Kaisha Ltd. (c) (d)	19,200	372,518

Pharmaceuticals (1.3%)
Alfresa Holdings Corp. (c)	3,900	228,542
Astellas Pharma, Inc. (c)	91,700	4,130,587
Chugai Pharmaceutical Co. Ltd. (c) (d)	52,200	1,070,643
Daiichi Sankyo Co. Ltd. (c)	119,400	3,548,475
Eisai Co. Ltd. (c)	45,000	2,302,084
Kaken Pharmaceutical Co. Ltd. (c)	40,000	273,042
Kyowa Hakko Kogyo Co. Ltd. (c)	21,000	161,529
Mediceo Paltac Holdings Co. Ltd. (c)	15,300	303,721

58	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd. (c) (d)	6,300	$164,382
Shionogi & Co. Ltd. (c) (d)	50,400	1,009,939
Suzuken Co. Ltd. (c)	5,300	185,690
Taisho Pharmacuetical Co. Ltd. (c) (d)	19,900	357,142
Takeda Pharmaceutical Co. Ltd. (c)	146,900	9,432,398
Tanabe Seiyaku Co. Ltd. (c) (d)	19,000	234,165

		23,402,339

Railroads (0.0%)
Keisei Electric Railway Co. Ltd. (c) (d)	72,000	438,121

Real Estate (0.7%)
Daito Trust Construction Co. Ltd. (c)	11,400	601,261
Japan Prime Realty Investment Corp. (c)	3	9,472
Japan Retail Fund Investment Corp. (c) (d)	88	681,002
Leopalace21 Corp. (c)	24,975	937,997
Mitsubishi Estate Co. Ltd. (c)	176,600	4,224,253
Mitsui Fudosan Co. Ltd. (c)	144,700	3,560,362
Nomura Real Estate Office Fund, Inc. (c)	55	466,188
NTT Urban Development Corp. (c)	11	94,997
Sumitomo Realty & Development Co. Ltd. (c)	68,000	2,253,191
Tokyo Tatemono Co. Ltd. (c)	56,000	667,939
Tokyu Land Corp. (c) (d)	81,000	782,099

		14,278,761

Real Estate Investment Trusts (0.1%)
Japan Real Estate Investment Corp. (c) (d)	70	640,620
Nippon Building Fund, Inc. (c)	95	1,023,338

		1,663,958

	Shares or Principal Amount	Value

JAPAN (continued)
Retail (0.8%)
Aeon Co. Ltd. (c)	83,200	$1,956,755
Aoyama Trading Co. Ltd. (c)	2,100	64,410
Autobacs Seven Co. Ltd. (c)	8,900	322,296
Circle K Sunkus Co. Ltd. (c) (d)	195	3,720
Citizen Watch Co. Ltd. (c) (d)	81,400	674,850
Daimaru, Inc. (c) (d)	18,000	215,584
EDION Corp. (c)	1,500	21,616
FamilyMart Co. Ltd. (c)	16,600	449,653
Fast Retailing Co. Ltd. (c)	6,100	576,995
Isetan Co. Ltd. (c) (d)	43,800	770,839
Lawson, Inc. (c) (d)	14,900	505,780
Marui Co. Ltd. (c)	66,600	895,746
Matsumotokiyoshi Co. Ltd. (c) (d)	6,200	149,643
Mitsukoshi Ltd. (c)	100,300	514,378
Nitori Co. Ltd. (c) (d)	1,450	58,804
Ryohin Keikaku Co. Ltd. (c) (d)	6,100	447,909
Seven & I Holdings Co. Ltd. (c)	126,000	4,042,826
Shimachu Co. Ltd. (c)	4,400	125,993
Shimamura Co. Ltd. (c) (d)	2,200	237,693
Takashimaya Co. Ltd. (c) (d)	57,000	836,561
Tokyo Style Co. (c)	5,000	55,406
UNY Co. Ltd. (c)	20,000	251,040
USS Co. Ltd. (c) (d)	6,520	413,487
Yamada Denki Co. Ltd. (c) (d)	15,600	1,550,140

		15,142,124

Semiconductors (0.3%)
Elpida Memory, Inc. (b) (c)	20,500	955,931
Rohm Co. Ltd. (c) (d)	16,200	1,487,654
Sanken Electric Co. Ltd. (c) (d)	30,000	350,178
Shinko Electric Industries (c)	2,600	69,133
Sumco Corp. (c) (d)	10,700	759,484
Tokyo Electron Ltd. (c) (d)	29,100	2,170,778

		5,793,158

Shipbuilding (0.0%)
Mitsui Engineering & Shipbuilding Co. Ltd. (c) (d)	180,000	669,729

2006 Annual Report	59

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Software (0.0%)
FUJI SOFT, Inc. (c)	5,600	$141,148
Konami Corp. (c) (d)	13,100	360,627
Nomura Research Institute Ltd. (c) (d)	2,600	379,067

		880,842

Storage & Warehousing (0.0%)
Mitsubishi Logistics Corp. (c) (d)	29,400	480,372

Telecommunications (0.6%)
Hikari Tsushin, Inc. (c)	3,200	168,399
KDDI Corp. (c)	386	2,405,489
Nippon TeleGraph & Telephone Corp. (c)	776	3,898,670
NTT Data Corp. (c) (d)	156	777,466
NTT DoCoMo, Inc. (c)	2,872	4,380,269
Oki Electric Industry Co. Ltd. (c) (d)	78,500	185,057

		11,815,350

Textiles (0.2%)
Kuraray Co. Ltd. (c) (d)	63,500	719,531
Mitsubishi Rayon Co. Ltd. (c)	119,100	749,709
Nisshinbo Industries, Inc. (c)	23,100	234,649
Teijin Ltd. (c)	179,800	1,002,813
Toray Industries, Inc. (c)	247,300	1,780,611
Toyobo Co. Ltd. (c)	116,000	306,232

		4,793,545

Transportation (1.0%)
Central Japan Railway Co. (c)	254	2,736,622
East Japan Railway Co. (c)	567	3,963,458
Hankyu Hanshin Holdings, Inc. (c) (d)	191,799	1,150,549
Kamigumi Co. Ltd. (c) (d)	14,000	114,668
Kawasaki Kisen Kaisha Ltd. (c) (d)	114,000	809,692
Keihin Electric Express Railway Co. Ltd. (c) (d)	37,000	263,665
Keio Corp. (c)	82,400	549,516
Kintetsu Corp. (c)	186,500	577,087
Mitsui OSK Lines Ltd. (c) (d)	205,000	1,707,335
Nippon Express Co. Ltd. (c) (d)	143,500	775,978

	Shares or Principal Amount	Value

JAPAN (continued)
Transportation (continued)
Nippon Yusen KK (c) (d)	196,400	$1,273,252
Odakyu Electric Railway Co. Ltd. (c) (d)	94,100	577,362
Seino Transportation Co. Ltd. (c)	38,000	414,054
Tobu Railway Co. Ltd. (c)	85,000	418,664
Tokyu Corp. (c) (d)	137,900	933,224
West Japan Railway Co. (c)	303	1,294,039
Yamato Holdings Co. Ltd. (c) (d)	74,000	1,153,906

		18,713,071

Venture Capital (0.0%)
Jafco Co. Ltd. (c) (d)	1,700	87,639

		447,741,801

NETHERLANDS (4.8%)
Aerospace & Defense (0.1%)
European Aeronautic Defense and Space Co. NV (c)	52,925	1,433,165

Banks (0.4%)
ABN AMRO Holding NV (c)	297,009	8,652,938

Beverages (0.1%)
Heineken NV (c)	39,028	1,767,215

Biotechnology (0.0%)
Qiagen NV (b) (c) (d)	10,451	164,926

Building Materials (0.0%)
James Hardie Industries NV (c)	58,410	356,437

Chemicals (0.2%)
Akzo Nobel NV (c)	46,327	2,597,483
Koninklijke DSM NV (c)	29,808	1,358,756

		3,956,239

Commercial Services (0.0%)
Randstad Holdings NV (c)	3,657	229,853
Vedior NV (c)	35,484	648,867

		878,720

Computers (0.0%)
Getronics NV (c) (d)	40,900	278,763

60	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Distribution & Wholesale (0.0%)
Buhrmann NV (c)	6,381	$98,944
Hagemeyer NV (b) (c) (d)	127,663	652,747

		751,691

Electronics (0.4%)
Koninklijke Philips Electronics NV (c)	201,992	7,034,780

Energy (1.0%)
Royal Dutch Shell PLC, Class A (c)	518,626	18,043,340

Financial Services (0.1%)
Euronext NV (c)	15,953	1,592,717

Food (0.5%)
Koninklijke Ahold NV (b) (c)	269,957	2,843,242
Royal NumiCo NV (c) (d)	23,081	1,030,827
Unilever NV (c) (d)	277,362	6,838,597

		10,712,666

Insurance (0.9%)
Aegon NV (c)	232,300	4,267,781
ING Groep NV (c)	301,848	13,366,098

		17,633,879

Media (0.2%)
Reed Elsevier NV (c)	117,899	2,012,871
Wolters Kluwer NV (c)	44,874	1,232,994

		3,245,865

Office & Business Equipment (0.0%)
OCE NV (c)	538	8,203

Oil & Gas (0.2%)
FuGro NV (c)	5,615	243,185
Royal Dutch Shell PLC (c)	97,190	3,379,963
SBM Offshore NV (c)	28,720	851,150

		4,474,298

Real Estate Investment Trusts (0.1%)
Corio NV (c)	6,452	468,498

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Real Estate Investment Trusts (continued)
RodamCo Europe NV (c)	7,664	$886,457
Wereldhave NV (c)	1,772	203,463

		1,558,418

Semiconductors (0.1%)
ASML Holding NV (b) (c) (d)	89,353	2,038,561

Steel (0.2%)
Mittal Steel Co. NV	95,488	4,100,316
Mittal Steel Co. NV (c) (d)	16,800	719,522

		4,819,838

Telecommunications (0.2%)
Royal KPN NV (c)	318,437	4,256,708

Transportation (0.1%)
TNT NV (c)	68,022	2,612,890

		96,272,257

NEW ZEALAND (0.1%)
Airports (0.0%)
Auckland International Airport Ltd. (c)	41,417	56,543

Building Materials (0.0%)
Fletcher Building Ltd. (c)	38,791	246,610

Electric (0.0%)
Contact Energy Ltd. (c)	2,557	12,752

Entertainment (0.0%)
Sky Network Television Ltd. (c)	11,869	45,117

Financial Services (0.0%)
Tower Ltd. (b) (c) (d)	45,600	105,588

Healthcare – Products (0.0%)
Fisher & Paykel Healthcare Corp. (c)	122,813	343,474

Household Products (0.0%)
Fisher & Paykel Appliances Holdings Ltd. (c) (d)	40,549	103,079

2006 Annual Report	61

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

NEW ZEALAND (continued)
Lodging (0.0%)
Sky City Entertainment Group Ltd. (c) (d)	71,747	$247,278

Real Estate (0.0%)
Kiwi Income Property Trust (c)	639	582

Retail (0.0%)
Warehouse Group Ltd. (The) (c) (d)	73,313	315,156

Telecommunications (0.1%)
Telecom Corp. of New Zealand Ltd. (c) (d)	404,901	1,257,003

		2,733,182

NORWAY (0.8%)
Banks (0.1%)
DNB NOR ASA (c)	106,289	1,392,445

Chemicals (0.0%)
Yara International ASA (c)	34,714	608,232

Engineering & Construction (0.0%)
Aker Kvaerner ASA (c)	2,370	248,093

Environmental Control (0.0%)
Tomra Systems ASA (c) (d)	50,188	337,573

Fisheries (0.0%)
Pan Fish ASA (b) (c)	299,600	234,753

Food (0.1%)
Orkla ASA (c)	30,396	1,558,729

Forest Products & Paper (0.0%)
Norske Skogindustrier ASA (c)	17,308	272,966

Insurance (0.0%)
Storebrand ASA (c) (d)	55,122	650,568

Oil & Gas (0.5%)
DET Norske Oljeselskap (b) (c) (d)	294,289	495,428
Norsk Hydro ASA (c)	127,396	2,949,077
Ocean RIG ASA (b) (c)	3,586	23,692

	Shares or Principal Amount	Value

NORWAY (continued)
Oil & Gas (continued)
Petroleum Geo-Services ASA (b) (c) (d)	12,645	$739,055
ProSafe ASA (c) (d)	6,332	406,746
SeaDrill Ltd. (b) (c)	53,626	767,665
Statoil ASA (c)	98,564	2,503,895
TGS Nopec Geophysical Co ASA (b) (c)	4,885	87,383

		7,972,941

Printing & Publishing (0.0%)
Schibsted ASA (c) (d)	425	12,885

Telecommunications (0.1%)
Tandberg ASA (c)	39,487	455,839
Tandberg Television ASA (b) (c) (d)	37,550	389,240
Telenor ASA (c)	121,454	1,922,102
Telenor ASA ADR	300	14,301

		2,781,482

Transportation (0.0%)
Stolt-Nielsen SA (c)	52	1,488

		16,072,155

PORTUGAL (0.3%)
Banks (0.1%)
Banco BPI SA (c) (d)	43,246	328,406
Banco Comercial Portugues SA (c)	413,370	1,346,099
Banco Espirito Santo SA (c) (d)	17,819	282,412

		1,956,917

Building Materials (0.0%)
Cimpor Cimentos de Portugal SA (c) (d)	28,237	199,187
Sonae Industria SGPS SA (b) (c) (d)	12,824	124,685

		323,872

Commercial Services (0.0%)
Brisa-Auto Estradas de Portugal SA (c) (d)	27,789	307,713

62	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

PORTUGAL (continued)
Electric (0.1%)
Energias de Portugal SA (c)	348,843	$1,568,596

Food Products (0.0%)
Jeronimo Martins SGPS SA (c)	166	3,175

Retail (0.0%)
Sonae SGPS SA (c)	199,384	379,256

Telecommunications (0.1%)
Portugal TeleCom SGPS SA (c)	138,594	1,729,024
PT Multimedia Servicos SA (c)	5,548	67,322

		1,796,346

		6,335,875

SINGAPORE (0.9%)
Airlines (0.0%)
Singapore Airlines Ltd. (c)	66,800	650,994

Banks (0.4%)
DBS Group Holdings Ltd. (c)	189,700	2,480,820
Oversea-Chinese Banking Corp. (c)	427,600	1,920,811
United Overseas Bank Ltd. (c)	211,500	2,402,752

		6,804,383

Brewery (0.0%)
Fraser & Neave Ltd. (c)	70,950	202,324

Distribution & Wholesale (0.0%)
Jardine Cycle & Carriage Ltd. (c)	12,604	100,412

Diversified (0.0%)
Haw Par Corp. Ltd. (c)	36,226	157,235
Noble Group Ltd. (c) (d)	636	474

		157,709

Engineering & Construction (0.0%)
Sembcorp Industries Ltd. (c)	138,243	324,554
Singapore Technologies Engineering Ltd. (c)	92,000	174,838

		499,392

	Shares or Principal Amount	Value

SINGAPORE (continued)
Financial Services (0.0%)
Creative Technology Ltd. (c)	4,950	$33,058
Singapore Exchange Ltd. (c)	210,900	608,483

		641,541

Healthcare (0.0%)
Parkway Holdings Ltd. (c)	217,000	386,759

Holding Companies – Diversified (0.1%)
Keppel Corp. Ltd. (c)	116,000	1,178,168

Manufacturing (0.0%)
Venture Manufacturing Ltd. (c)	38,200	350,662

Media (0.0%)
Singapore Press Holdings Ltd. (c)	263,500	707,581

Oil & Gas (0.0%)
Singapore Petroleum Co. Ltd. (c)	400	1,167

Property Trust (0.0%)
CapitaMall Trust (c)	2,000	3,330

Real Estate (0.2%)
Ascendas Real Estate Investment Trust (c)	600	838
CapitaLand Ltd. (c)	275,897	966,287
City Developments Ltd. (c)	109,000	769,645
Keppel Land Ltd. (c) (d)	56,300	199,196
UOL Group Ltd. (c)	166,120	426,884
Wing Tai Holdings Ltd. (c)	3,500	4,603

		2,367,453

Semiconductors (0.0%)
Chartered Semiconductor Manufacturing Ltd. (b) (c) (d)	269,000	208,344
STATS ChipPAC Ltd. (b) (c)	123,000	78,060

		286,404

Shipbuilding (0.0%)
Sembcorp Marine Ltd. (c)	86,000	188,829

2006 Annual Report	63

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SINGAPORE (continued)
Shipping (0.0%)
Neptune Orient Lines Ltd. (c)	800	$1,046
Singapore Post Ltd. (c)	332,221	213,710

		214,756

Telecommunications (0.2%)
Singapore Telecommunications Ltd. (c)	1,024,003	1,744,648

Transportation (0.0%)
ComfortDelGro Corp. Ltd. (c)	280,620	294,094
CosCo Corp. Singapore Ltd. (c)	332,066	409,273

		703,367

		17,189,879

SPAIN (4.1%)
Agriculture (0.1%)
Altadis SA (c)	49,365	2,360,469

Airlines (0.0%)
Iberia Lineas Aereas de Espana (c)	77,947	244,594

Banks (1.7%)
Banco Bilbao Vizcaya Argentaria SA (c)	557,178	13,445,743
Banco Popular Espanol SA (c) (d)	154,033	2,668,528
Banco Santander Central Hispano SA	956,332	16,548,239

		32,662,510

Biotechnology (0.0%)
Zeltia SA (b) (c) (d)	3,698	27,038

Commercial Services (0.1%)
Abertis Infraestructuras SA (c) (d)	36,055	975,866
Cintra Concesiones de Infraestructuras de Transporte SA (c)	28,823	441,484

		1,417,350

Computers (0.0%)
Indra Sistemas SA (c) (d)	23,720	526,164

	Shares or Principal Amount	Value

SPAIN (continued)
Electric (0.8%)
Endesa SA (c)	159,813	$7,010,434
Iberdrola SA (c) (d)	136,441	6,252,240
Union Fenosa SA (c) (d)	21,820	1,107,010

		14,369,684

Electrical Components & Equipment (0.0%)
Gamesa Corp. Tecnologica SA (c)	29,497	676,740

Engineering & Construction (0.2%)
Acciona SA (c)	3,790	667,140
ACS, Actividades de Construccion y Servicios SA (c) (d)	40,410	2,027,990
Fomento de Construcciones y Contratas SA (c)	4,730	411,857
Grupo Ferrovial SA (c) (d)	13,155	1,215,476
Sacyr Vallehermoso SA (c) (d)	11,835	604,366

		4,926,829

Food (0.0%)
Ebro Puleva SA (c)	12,781	283,400

Gas (0.0%)
Gas Natural SDG SA (c) (d)	23,393	927,027

Insurance (0.0%)
Corporacion Mapfre SA (c)	15,640	346,140

Iron & Steel (0.0%)
Acerinox SA (c) (d)	40,880	958,547

Lodging (0.0%)
NH Hoteles SA (c) (d)	21,318	439,539

Media (0.0%)
Antena 3 Television SA (c) (d)	17,399	376,700
Promotora de Informaciones SA (c) (d)	1,759	28,687
Sogecable SA (b) (c) (d)	4,942	158,276

		563,663

64	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

SPAIN (continued)
Oil & Gas (0.3%)
Repsol YPF SA (c) (d)	154,298	$5,128,643

Real Estate (0.0%)
Fadesa Inmobiliaria SA (c) (d)	2,917	129,427

Retail (0.1%)
Inditex SA (c)	34,728	1,658,952

Telecommunications (0.8%)
Telefonica SA (c)	720,397	13,866,756

Water (0.0%)
Sociedad General de Aguas de Barcelona SA (c)	2,645	92,946

		81,606,418

SWEDEN (2.2%)
Agriculture (0.0%)
Swedish Match AB (c)	47,028	751,619

Airlines (0.0%)
SAS AB (b) (c) (d)	16,950	243,763

Auto Manufacturers (0.1%)
Scania AB (c)	19,984	1,367,898

Banks (0.5%)
Nordea Bank AB (c)	301,049	4,142,144
Skandinaviska Enskilda Banken AB (c)	76,779	2,143,465
Svenska Handelsbanken (c)	79,982	2,069,417

		8,355,026

Commercial Services (0.0%)
Securitas AB (c) (d)	55,285	727,477

Cosmetics & Personal Care (0.0%)
Oriflame Cosmetics SA (c)	12,368	447,301

Engineering & Construction (0.0%)
Skanska AB (c)	53,856	959,220

Financial Services (0.0%)
D Carnegie AB (c)	7,153	136,458
OMX AB (c)	644	11,679

		148,137

	Shares or Principal Amount	Value

SWEDEN (continued)
Forest Products & Paper (0.1%)
Holmen AB (c)	2,619	$115,111
Svenska Cellulosa AB (c)	31,774	1,455,927

		1,571,038

Hand & Machine Tools (0.1%)
Sandvik AB (c)	170,451	2,080,177

Healthcare – Products (0.0%)
Elekta AB (c) (d)	2,588	53,740
Getinge AB (c)	28,352	501,404

		555,144

Healthcare – Services (0.0%)
Capio AB (b) (c)	15,098	349,573

Home Furnishings (0.1%)
Electrolux AB (c) (d)	54,246	992,319
Nobia AB (c)	1,293	45,868

		1,038,187

Household Products (0.0%)
Husqvarna AB (b) (d)	46,443	569,304

Industrial (0.0%)
Trelleborg AB, Class B (c) (d)	8,108	170,487

Iron & Steel (0.0%)
Ssab Svenskt Stal AB (c)	14,917	316,248

Machinery – Construction & Mining (0.1%)
Atlas Copco AB (c)	58,574	1,707,281
Atlas Copco AB, Class B (c)	23,160	659,180

		2,366,461

Machinery – Diversified (0.1%)
Volvo AB (c)	11,936	769,601
Volvo AB, Class B (c)	35,373	2,205,709

		2,975,310

Media (0.0%)
Eniro AB (c) (d)	43,866	524,266
Modern Times Group AB (b) (c)	8,062	462,628

		986,894

2006 Annual Report	65

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SWEDEN (continued)
Metal Fabricate & Hardware (0.1%)
Assa Abloy AB (c)	56,448	$1,085,126
SKF AB (c)	76,672	1,233,033

		2,318,159

Metals (0.0%)
Hoganas AB (c)	168	4,316

Mining (0.1%)
Boliden AB (c) (d)	55,002	1,209,652

Miscellaneous Manufacturing (0.0%)
Alfa Laval AB (c)	7,766	287,035

Oil & Gas (0.0%)
Lundin Petroleum AB (b) (c)	26,291	294,057

Paper Products (0.0%)
Billerud (c)	13,413	208,851

Real Estate (0.0%)
Castellum AB (c)	16,255	194,433
Fabege AB (c)	10,145	236,363
Kungsleden AB (c)	14,881	187,899
Wihlborgs Fastigheter AB (c)	4,305	76,062

		694,757

Retail (0.3%)
Axfood AB (c)	66	2,163
Hennes & Mauritz AB (c)	71,090	3,062,647

		3,064,810

Security Services (0.0%)
Securitas Direct AB, B Shares (b)	55,285	168,465
Securitas Systems AB, B Shares (b)	55,285	184,547

		353,012

Software (0.0%)
Telelogic AB (b) (c)	1,000	1,857

Telecommunications (0.6%)
Tele2 AB (c) (d)	44,799	470,596
Telefonaktiebolaget LM Ericsson (c)	2,197,624	8,309,807
TeliaSonera AB (c)	243,187	1,771,092

	Shares or Principal Amount	Value

SWEDEN (continued)
Telecommunications (continued)
Teliasonera AB (b) (c)	1,312	$9,562

		10,561,057

		44,976,827

SWITZERLAND (7.0%)
Building Materials (0.2%)
Geberit AG (c)	463	602,904
Holcim Ltd. (c)	35,149	3,027,569

		3,630,473

Chemicals (0.3%)
Ciba Specialty Chemicals AG (c)	15,337	938,611
Clariant AG (c)	36,569	505,890
Givaudan (c)	1,100	911,442
Lonza Group AG (c)	6,080	469,114
Syngenta AG (c)	17,878	2,885,648

		5,710,705

Commercial Services (0.1%)
Adecco SA (c)	24,676	1,522,133
SGS SA (c)	471	499,916

		2,022,049

Computers (0.0%)
Logitech International SA (b) (c)	21,088	554,309

Engineering & Construction (0.2%)
ABB Ltd. (c)	318,503	4,738,350

Financial Services (1.7%)
Credit Suisse Group (c)	198,888	11,992,533
UBS AG (c)	336,367	20,090,956

		32,083,489

Food (1.2%)
Nestle SA (c)	66,364	22,683,967

Hand & Machine Tools (0.0%)
Schindler Holding AG (c)	4,236	243,089

Healthcare – Products (0.1%)
Nobel Biocare Holding AG (c)	4,737	1,296,416
Phonak Holding AG (c)	7,957	507,576

66	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Healthcare – Products (continued)
Straumann Holding AG (c)	399	$90,573
Synthes, Inc. (c)	6,520	739,438

		2,634,003

Insurance (0.5%)
Swiss Reinsurance (c)	58,360	4,789,151
Zurich Financial Services AG (c)	24,795	6,127,323

		10,916,474

Leisure (0.0%)
Kuoni Reisen Holding (c)	52	28,400

Machinery – Diversified (0.0%)
Rieter Holding AG (c)	690	327,250
SIG Holding AG (b) (c)	1,820	532,012

		859,262

Miscellaneous Manufacturing (0.0%)
Sulzer AG (c)	614	539,615

Pharmaceuticals (2.3%)
Novartis AG (c)	382,607	23,231,078
Roche Holding AG (c)	116,893	20,472,426
Serono SA (c)	1,042	910,646

		44,614,150

Real Estate (0.0%)
PSP Swiss Property AG (b) (c)	3,327	174,118

Retail (0.3%)
Compagnie Financiere Richemont AG (c)	84,262	4,168,284
Swatch Group AG (c)	3,027	120,936
Swatch Group AG, B Shares (c)	5,213	1,028,907

		5,318,127

Semiconductors (0.0%)
Micronas SemiConductor Holding AG (c)	5,772	116,665
Unaxis Holding AG (b) (c) (d)	1,705	647,403

		764,068

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Telecommunications (0.1%)
Kudelski SA (c) (d)	6,807	$210,035
SwissCom AG (c)	3,443	1,204,035

		1,414,070

Transportation (0.0%)
Kuehne & Nagel International AG (c)	7,590	520,443

		139,449,161

UNITED KINGDOM (22.7%)
Advertising (0.2%)
Aegis Group PLC (c)	136,039	345,691
WPP Group PLC (c)	211,373	2,707,168

		3,052,859

Aerospace & Defense (0.4%)
BAE Systems PLC (c)	532,707	4,258,679
Cobham PLC (c)	119,349	436,624
Meggitt PLC (c)	33,122	210,764
Rolls-Royce Group PLC (c)	300,830	2,692,345

		7,598,412

Agriculture (0.6%)
British American Tobacco PLC (c)	244,406	6,655,462
Gallaher Group PLC (c)	113,221	1,921,466
Imperial Tobacco Group PLC (c)	113,951	4,035,756

		12,612,684

Airlines (0.1%)
British Airways PLC (b) (c)	117,239	1,025,335

Apparel (0.0%)
Burberry Group PLC (c)	80,246	854,002

Auto Parts & Equipment (0.0%)
GKN PLC (c)	137,333	799,253

Banks (4.4%)
Barclays PLC (c)	1,068,205	14,390,718
HBOS PLC (c)	603,817	12,507,577
HSBC Holdings PLC (c)	1,844,324	34,992,517

2006 Annual Report	67

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Banks (continued)
Lloyds TSB Group PLC (c)	928,657	$9,918,083
Royal Bank of Scotland Group PLC (c)	510,506	18,170,649

		89,979,544

Beverages (0.6%)
Diageo PLC (c)	467,990	8,652,042
SABMiller PLC (c)	132,775	2,567,445
Scottish & Newcastle PLC (c)	125,060	1,344,709

		12,564,196

Building Materials (0.1%)
CRH PLC (c)	35	1,234
Hanson PLC (c)	133,201	1,848,697
Travis Perkins PLC (c)	11,907	406,012

		2,255,943

Chemicals (0.1%)
Imperial Chemical Industries PLC (c)	161,242	1,248,468
Johnson Matthey PLC (c)	43,515	1,191,222

		2,439,690

Commercial Services (0.5%)
AgGreko PLC (c)	6,531	43,977
Brambles Industries PLC (c)	133,818	1,255,582
Bunzl PLC (c)	63,258	834,735
Capita Group PLC (c)	122,457	1,257,489
Davis Service Group PLC (c)	2,999	28,042
De La Rue PLC (c)	5,908	69,850
Experian Group Ltd. (b) (c)	185,791	2,043,068
Group 4 Securicor PLC (c)	116,110	386,356
Hays PLC (c)	296,932	840,144
Intertek Group PLC (c)	10,173	159,383
Michael Page International PLC (c)	24,639	189,643
Rank Group PLC (c)	148,014	710,986
Rentokil Initial PLC (c)	383,545	1,107,220
Serco Group PLC (c)	43,037	290,671

		9,217,146

Computers (0.1%)
LogicaCMG PLC (c)	317,460	999,423
LogicaCMG PLC (b)	28,957	91,447

		1,090,870

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Distribution & Wholesale (0.2%)
Inchcape PLC (c)	51,094	$503,209
Wolseley PLC (c)	116,678	2,750,583

		3,253,792

Electric (0.7%)
International Power PLC (c)	242,155	1,545,621
National Grid PLC (c)	427,566	5,451,253
Scottish & Southern Energy PLC (c)	140,938	3,535,343
Scottish Power PLC (c)	249,907	3,114,480

		13,646,697

Electronics (0.0%)
ElectroComponents PLC (c)	26,043	142,907

Electronics & Electrical Equipment (0.0%)
Premier Farnell PLC (c)	2,460	8,739

Engineering & Construction (0.0%)
Amec PLC (c)	88,483	627,899
Balfour Beatty PLC (c)	39,913	307,660

		935,559

Entertainment (0.1%)
EMI Group PLC (c)	166,248	854,678
Ladbrokes PLC (c)	132,521	1,032,074
PartyGaming PLC (c)	55,820	32,501
Sportingbet PLC (c)	34,358	31,957
William Hill PLC (c)	75,616	936,792

		2,888,002

Financial Services (0.4%)
3I Group PLC (c)	85,676	1,568,764
Amvescap PLC (c)	137,824	1,574,517
Cattles PLC (c)	22,979	164,754
Close Brothers Group PLC (c)	9,233	170,540
Collins Stewart Tullett PLC (c)	20,976	343,309
ICAP PLC (c)	53,590	518,949
Investec PLC (c)	32,466	327,712
London Stock Exchange Group PLC (c)	36,707	882,699
Man Group PLC (c)	309,937	2,879,533

68	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Financial Services (continued)
Provident Financial PLC (c)	22,696	$267,433
Schroders PLC (c)	8,101	152,785

		8,850,995

Food (1.1%)
Cadbury Schweppes PLC (c)	346,203	3,484,777
J Sainsbury PLC (c)	263,205	1,966,075
Tate & Lyle PLC (c)	95,584	1,435,886
Tesco PLC (c)	1,246,848	9,352,928
Unilever PLC (c)	200,971	4,990,021

		21,229,687

Food Service (0.1%)
Compass Group PLC (c)	328,602	1,755,645

Gas (0.2%)
Centrica PLC (c)	625,981	3,957,677

Healthcare – Products (0.1%)
Smith & Nephew PLC (c)	177,381	1,732,328

Holding Companies – Diversified (0.0%)
Tomkins PLC (c)	191,923	888,324

Home Builders (0.2%)
Barratt Developments PLC (c)	48,750	1,005,448
Bellway PLC (c)	9,387	240,704
Berkeley Group Holdings PLC (b) (c)	6,076	166,332
Bovis Homes Group PLC (c)	6,840	123,169
George Wimpey PLC (c)	72,818	727,854
Persimmon PLC (c)	51,661	1,314,870
Taylor Woodrow PLC (c)	128,415	888,482

		4,466,859

Household Products (0.2%)
Reckitt Benckiser PLC (c)	92,708	4,029,790

Industrial (0.0%)
FKI PLC (c)	92,064	168,041

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Insurance (1.1%)
Aviva PLC (c)	395,992	$5,848,534
Friends Provident PLC (c)	315,765	1,246,480
Legal & General Group PLC (c)	1,108,852	3,056,800
Old Mutual PLC (c)	837,666	2,710,959
Prudential PLC (c)	411,981	5,046,389
Resolution PLC (c)	91,471	1,083,041
Royal & Sun Alliance Insurance Group (c)	443,762	1,247,978
Standard Life PLC (b)	384,744	2,087,730

		22,327,911

Iron & Steel (0.1%)
Corus Group PLC (c)	165,022	1,469,257

Leisure (0.1%)
Carnival PLC (c)	29,502	1,435,628
First Choice Holidays PLC (c)	29,358	126,080

		1,561,708

Lodging (0.1%)
InterContinental Hotels Group PLC (c)	73,147	1,407,176

Media (0.7%)
British Sky Broadcasting PLC (c)	203,067	2,105,214
Daily Mail & General Trust (c)	29,755	380,849
EMAP PLC (c)	47,557	709,973
ITV PLC (c)	539,749	1,085,754
Pearson PLC (c)	137,613	2,030,469
Reed Elsevier PLC (c)	220,228	2,503,294
Reuters Group PLC (c)	212,978	1,815,661
Trinity Mirror PLC (c)	21,978	204,733
United Business Media PLC (c)	58,973	778,859
Yell Group PLC (c)	136,570	1,621,800

		13,236,606

Medical Products (0.0%)
SSL International PLC (c)	6,642	42,532

Mining (1.6%)
Anglo American PLC (c)	228,091	10,321,912
BHP Billiton PLC (c)	402,231	7,744,267

2006 Annual Report	69

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Mining (continued)
Rio Tinto PLC (c)	167,466	$9,264,660
Xstrata PLC (c)	93,470	3,979,425

		31,310,264

Miscellaneous Manufacturing (0.2%)
BBA Group PLC (c)	34,239	174,230
Charter PLC (b) (c)	13,383	235,196
Cookson Group PLC (c)	11,169	123,365
IMI PLC (c)	43,571	436,881
Invensys PLC (b) (c)	126,108	548,018
Smiths Group PLC (c)	105,054	1,894,170

		3,411,860

Oil & Gas (3.0%)
Acergy SA (b) (c) (d)	29,993	546,019
BG Group PLC (c)	584,701	7,758,435
BP PLC (c)	3,206,339	35,839,671
Royal Dutch Shell PLC (c)	439,792	15,800,438

		59,944,563

Packaging & Containers (0.1%)
Rexam PLC (c)	89,256	1,004,131

Pharmaceuticals (2.0%)
AstraZeneca PLC (c)	250,269	14,747,017
GlaxoSmithKline PLC (c)	932,352	24,844,423

		39,591,440

Real Estate (0.5%)
British Land Co. PLC (c)	92,920	2,649,335
Brixton PLC (c)	18,735	191,871
Great Portland Estates PLC (c)	9,548	109,294
Hammerson PLC (c)	54,813	1,408,183
Land Securities Group PLC (c)	78,864	3,153,499
Liberty International PLC (c)	35,760	916,422
Slough Estates PLC (c)	75,662	988,579

		9,417,183

Recycling (0.0%)
Biffa PLC (b)	52,906	268,919

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Retail (0.9%)
Boots Group PLC (c)	144,835	$2,237,020
Carphone Warehouse Group PLC (c)	26,417	142,501
DSG International PLC (c)	332,902	1,380,798
Enterprise Inns PLC (c)	56,931	1,169,703
HMV Group PLC (c)	126,516	383,067
Home Retail Group (b)	147,639	1,129,186
Kesa Electricals PLC (c)	89,582	597,046
Kingfisher PLC (c)	405,676	2,034,719
Marks & Spencer Group PLC (c)	273,563	3,421,646
MFI Furniture Group PLC (b) (c)	151,283	291,428
Mitchells & Butlers PLC (c)	80,203	909,339
Next PLC (c)	44,681	1,601,133
Punch Taverns PLC (c)	30,911	605,575
Signet Group PLC (c)	276,237	633,042
Whitbread PLC (c)	43,010	1,148,495

		17,684,698

Semiconductors (0.0%)
ARM Holdings PLC (c)	218,921	490,840
CSR PLC (b) (c)	34,633	499,851

		990,691

Software (0.1%)
Misys PLC (c)	108,928	422,848
Sage Group PLC (c)	258,804	1,183,387

		1,606,235

Telecommunications (1.5%)
BT Group PLC (c)	1,335,347	7,097,309
Cable & Wireless PLC (c)	430,736	1,203,972
Vodafone Group PLC (c)	8,422,561	21,699,975

		30,001,256

Transportation (0.1%)
Arriva PLC (c)	13,979	190,259
FirstGroup PLC (c)	82,019	837,365
National Express Group PLC (c)	9,272	171,885
StageCoach Group PLC (c)	74,485	197,382

		1,396,891

70	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Water (0.2%)
Kelda Group PLC (c)	56,923	$939,876
Severn Trent PLC (c)	46,102	1,226,913
United Utilities PLC (c)	159,175	2,166,285

		4,333,074

		452,451,371

Total Common Stocks		1,948,590,170

Exchange Traded Fund (0.0%)
UNITED STATES (0.0%)
iShares MSCI EAFE Index Fund	11,200	787,248

Total Exchange Traded Fund		787,248

Preferred Stocks (0.0%)
GERMANY (0.0%)
Electric (0.0%)
RWE AG (c)	3,765	333,585

Media (0.0%)
ProSiebenSat.1 Media AG (c)	13,637	393,508

Total Preferred Stocks		727,093

Rights (0.0%)
SPAIN (0.0%)
Water (0.0%)
Sociedad General de Aguas de Barcelona	2,645	878

UNITED KINGDOM (0.0%)
Real Estate (0.0%)
Meinl European Land Ltd Rights	12,983	166

Total Rights		1,044

Warrant (0.0%)

	Shares or Principal Amount	Value

JAPAN (0.0%)
Mining (0.0%)
Dowa Mining Bonus Option (b) (c)	67,800	$0

Total Warrant		0

Repurchase Agreements (1.7%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $15,938,351 collateralized by U.S. Government Agency Mortgages with a market value of $16,254,811	$15,936,062	15,936,062

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $15,217,482 collateralized by U.S. Government Agency Mortgages with a market value of $15,519,629	15,215,297	15,215,297

Total Repurchase Agreements		31,151,359

Short-Term Securities Held as Collateral for Securities on Loan (17.1%)
Alliance & Leicester PLC Medium Term Note, 5.31%, 11/08/06	2,500,000	2,500,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $80,731,088, collateralized by U.S. Government Agency Mortgages with a market value of $ 82,333,543	80,719,160	80,719,160
Bank of America Bank Note, 5.31%, 11/01/06	16,300,000	16,300,000
Beta Finance, Inc. Medium Term Note, 5.37%, 11/01/06	8,000,000	8,000,000

2006 Annual Report	71

Statement of Investments (Continued)

October 31, 2006

Gartmore International Index Fund (Continued)

Short-Term Securities Held as Collateral for Securities on Loan (continued)

	Principal Amount	Value

CC U.S.A., Inc. Medium Term Note, 5.38%, 11/01/06	$7,997,593	$7,997,593
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	25,000,000	25,000,000
Dorada Finance, Inc. Medium Term Note, 5.37%, 11/01/06	3,000,000	3,000,000
Five Finance, Inc. Medium Term Note, 5.38%, 11/01/06	20,996,842	20,996,842
GE Life & Annuity Funding Agreement, 5.42%, 11/14/06	6,400,000	6,400,000
General Electric Capital Corp. Medium Term Note, 5.39%, 12/08/06	4,500,128	4,500,128
Genworth Life Insurance Co. Funding Agreement, 5.48%, 12/15/06	9,000,000	9,000,000
Goldman Sachs Group, Inc. Master Note, 5.38%, 11/02/06	25,000,000	25,000,000
Islandsbank Corp. Medium Term Note, 5.39%, 11/22/06	5,000,000	5,000,000
Lafayette Asset Commercial Paper, 5.30%, 11/27/06	5,010,339	5,010,339
MacQuarie Bank Ltd. Medium Term Note, 5.34%, 11/21/06	19,998,846	19,998,846
MBIA Global Funding LLC Medium Term Note, 5.37%, 11/01/06	10,000,000	10,000,000
Merrill Lynch Mortgage Capital Master Note, 5.41%, 11/01/06	10,000,000	10,000,000
Morgan Stanley Master Note, 5.49%, 11/01/06	5,000,000	5,000,000
Northern Rock PLC Medium Term Note, 5.46%, 12/11/06	3,000,000	3,000,000
Pacific Life Global Funding Medium Term Note, 5.45%, 01/26/07	10,000,000	10,000,000

	Principal Amount	Value

Pricoa Global Funding I Medium Term Note, 5.37%, 11/01/06	$20,000,000	$20,000,000
Sigma Finance, Inc. Medium Term Note, 5.37%, 11/01/06	4,999,515	4,999,515
Tango Finance Corp. Medium Term Note, 5.39%, 11/01/06	2,999,415	2,999,415
Unicredito Italiano Bank PLC Medium Term Note, 5.33%, 11/09/06	15,900,000	15,900,000
Wachovia Bank N.A. Bank Note, 5.37%, 11/01/06	16,000,000	16,000,000
West Corp. Federal Credit Union Medium Term Note, 5.38%, 11/01/06	7,000,000	7,000,000

Total Short-Term Securities Held as Collateral for Securities on Loan		344,321,838

Total Investments (Cost $1,784,630,148) (a) — 116.0%		2,325,578,752

Liabilities in excess of other assets — (16.0)%		(320,129,580)

NET ASSETS — 100.0%		$2,005,449,172

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.
(d)	All or part of the security was on loan as of October 31, 2006.

ADR	American Depository Receipt

72	Annual Report 2006

Gartmore International Index Fund (Continued)

Statement of Investments (Continued)

October 31, 2006

At October 31, 2006, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	11/10/06	$(5,468,777)	$(5,617,755)	$(148,978)
British Pound	11/10/06	(21,436,014)	(21,664,717)	(228,703)
Euro	11/10/06	(32,922,123)	(33,073,733)	(151,610)
Hong Kong Dollar	11/10/06	(981,162)	(980,395)	767
Japanese Yen	11/10/06	(24,110,731)	(24,145,117)	(34,386)
Singapore Dollar	11/10/06	(418,018)	(420,387)	(2,369)
Swedish Krone	11/10/06	(2,588,293)	(2,611,740)	(23,447)
Swiss Franc	11/10/06	(7,034,618)	(7,064,682)	(30,064)

Total Short Contracts		$(94,959,736)	$(95,578,526)	$(618,790)

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australian Dollar	11/10/06	$6,573,332	$6,730,858	$157,526
British Pound	11/10/06	27,132,592	27,474,504	341,912
Euro	11/10/06	43,643,121	43,691,470	48,349
Hong Kong Dollar	11/10/06	981,806	980,395	(1,411)
Japanese Yen	11/10/06	34,207,128	34,009,350	(197,778)
Singapore Dollar	11/10/06	417,934	420,387	2,453
Swedish Krone	11/10/06	3,335,221	3,335,284	63
Swiss Franc	11/10/06	10,530,161	10,485,221	(44,940)

Total Long Contracts		$126,821,295	$127,127,469	$306,174

At October 31, 2006, the Fund’s open long futures contracts were as follows:

	Number of Contracts	Long Contracts*	Expiration	Market Value Covered by Contract (denoted in currencies of respective countries)	Market Value Covered by Contract	Unrealized Appreciation/ (Depreciation)
Australia	42	S&P ASX 200 Index	12/21/06	3,373,115	$4,357,457	$137,373
Europe	234	DJ Euro Stoxx 50	12/15/06	15,287,751	11,980,093	61,604
Hong Kong	18	Hang Seng Index	11/29/06	272,930	2,122,494	20,761
Japan	114	Topix Index	12/07/06	134,508	15,729,348	(88,935)
Sweden	310	OMX Index	11/24/06	646,774	4,669,515	(65,328)
United Kingdom	86	FTSE 100 Index	12/15/06	19,210,668	10,072,153	31,354

					$48,931,060	$96,829

See notes to financial statements.

2006 Annual Report	73

Gartmore Mid Cap Market Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (the subadviser to each of the Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund) and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Oct. 31, 2006, the Gartmore Mid Cap Market Index Fund (Class A at NAV) returned 12.57% versus 13.43% for its benchmark, the S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds (consisting of 323 funds as of Oct. 31, 2006) was 14.46%. The underperformance of the Fund versus the S&P 400 MidCap 400 Index was primarily due to the expenses of the Fund.

The U.S. equity market posted strong gains during the reporting period. The positive returns resulted primarily from rallies in the first and third quarters of 2006, and in spite of a global equity market correction in the second quarter. Of particular note was the change of market capitalization leadership during the correction, with large-cap stocks leading small- and mid-cap stocks through the third-quarter rally. For the third quarter of 2006, the S&P 500® Index of large-cap U.S. stocks returned 5.67% versus -0.88% for the S&P SmallCap 600 Index and -1.08% for the S&P MidCap 400 Index.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period from the exceptionally strong rates seen in previous years, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six 0.25% increments, bringing the target rate from 3.75% to 5.25% during the reporting period. The Federal Open Market Committee, however, held the rate steady at its August, September and October 2006 meetings. The third quarter of 2006 was the first quarterly period not to include an increase in the federal funds target rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly in late summer and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, the U.S. economy exhibited some evidence of a slowdown. Gross domestic product (GDP) rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% annual GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for U.S. consumer spending are uncertain, although consumption has held up well and most likely will be further supported by lower oil prices.

The portfolio is positioned such that the risk characteristics are similar to those of the S&P MidCap 400 Index. The portfolio seeks to perform in line with the benchmark on a gross return basis.

Portfolio Managers:

BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

74	Annual Report 2006

Fund Performance	Gartmore Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.57%	12.14%	9.30%
	w/SC3	6.07%	10.81%	8.36%
Class B4	w/o SC2	11.98%	11.50%	8.73%
	w/SC5	6.98%	11.24%	8.73%
Class C6	w/o SC2	11.96%	11.48%	8.72%
	w/SC7	10.96%	11.48%	8.72%
Institutional Class[8]		13.06%	12.60%	9.77%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	75

Shareholder Expense Example	Gartmore Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Gartmore Mid Cap Market Index Fund		Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$980.80	$3.54	0.71%
	Hypothetical[1]	$1,000.00	$1,021.42	$3.62	0.71%
Class B	Actual	$1,000.00	$977.40	$6.58	1.32%
	Hypothetical[1]	$1,000.00	$1,018.35	$6.74	1.32%
Class C	Actual	$1,000.00	$977.40	$6.58	1.32%
	Hypothetical[1]	$1,000.00	$1,018.35	$6.74	1.32%
Institutional Class	Actual	$1,000.00	$982.90	$1.60	0.32%
	Hypothetical[1]	$1,000.00	$1,023.39	$1.63	0.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

76	Annual Report 2006

Portfolio Summary	Gartmore Mid Cap Market Index Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	85.6%
Repurchase Agreements	12.7%
Other Investments*	19.4%
Liabilities in excess of other assets**	-17.7%

100.0%

Top Industries
Utilities	7.4%
Retail	6.3%
Oil & Gas	6.0%
Healthcare	5.3%
Insurance	5.2%
Electronics	4.9%
Computer Software & Services	4.7%
Banks	3.9%
Real Estate Investment Trusts	3.6%
Manufacturing	3.2%
Other Assets	49.5%

100.0%

Top Holdings***
Peabody Energy Corp.	0.9%
Cognizant Technology Solutions Corp.	0.8%
Expeditors International of Washington, Inc.	0.8%
Precision Castparts Corp.	0.7%
Noble Energy, Inc.	0.7%
ENSCO International, Inc.	0.6%
C.H. Robinson Worldwide, Inc.	0.6%
Varian Medical Systems, Inc.	0.6%
Microchip Technology, Inc.	0.5%
Questar Corp.	0.5%
Other Assets	93.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	77

Statement of Investments

October 31, 2006

Gartmore Mid Cap Market Index Fund

Common Stocks (85.6%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.0%)
Alliant Techsystems, Inc. (b) (c)	36,300	$2,802,723
Precision Castparts Corp.	135,659	9,232,951
Sequa Corp., Class A (b) (c)	5,960	632,416

		12,668,090

Airlines (0.4%)
AirTran Holdings, Inc. (b)	85,500	852,435
Alaska Air Group, Inc. (b) (c)	40,700	1,634,105
JetBlue Airways Corp. (b)	167,225	2,100,346

		4,586,886

Amusement & Recreation (0.3%)
Boyd Gaming Corp. (c)	43,300	1,709,051
Callaway Golf Co. (c)	61,100	820,573
International Speedway Corp.	33,200	1,723,412

		4,253,036

Auto Parts & Equipment (1.1%)
Advance Auto Parts, Inc.	107,900	3,778,658
ArvinMeritor, Inc.	72,160	1,083,843
Bandag, Inc.	11,500	504,735
BorgWarner Automotive, Inc.	55,420	3,186,650
Gentex Corp. (c)	146,180	2,325,724
Lear Corp.	69,236	2,091,620
Modine Manufacturing Co. (c)	30,100	716,681

		13,687,911

Automotive (0.5%)
Adesa, Inc. (c)	85,700	2,154,498
Carmax, Inc. (b)	104,500	4,629,350

		6,783,848

Banks (3.9%)
Associated Banc Corp.	130,221	4,276,458
Astoria Financial Corp.	82,420	2,391,004
Cathay Bancorp, Inc.	48,100	1,657,045
City National Corp.	42,400	2,822,144
Colonial Bancgroup, Inc.	149,940	3,574,570
Cullen/Frost Bankers, Inc.	55,080	2,983,133
First Niagara Financial Group, Inc. (c)	104,400	1,495,008
FirstMerit Corp. (c)	81,780	1,898,932
Greater Bay Bancorp (c)	55,580	1,431,185
IndyMac Bancorp, Inc.	70,759	3,215,997

	Shares or Principal Amount	Value

Banks (continued)
Mercantile Bankshare Corp.	122,075	$5,503,140
New York Community Bancorp, Inc.	264,714	4,328,073
SVB Financial Group (b) (c)	37,399	1,721,102
TCF Financial Corp.	112,200	2,920,566
Texas Regional Bancshares, Inc., Class A	47,960	1,863,246
Washington Federal, Inc. (c)	81,712	1,898,987
Webster Financial Corp.	53,000	2,560,960
West America Bancorp	33,620	1,675,957
Wilmington Trust Corp.	65,800	2,735,964

		50,953,471

Beverages (0.2%)
Hansen Natural Corp. (b) (c)	62,800	1,993,900

Biotechnology (1.2%)
Millennium Pharmaceuticals, Inc. (b)	319,403	3,737,015
PDL Biopharma, Inc. (b) (c)	114,765	2,424,984
Pharmaceutical Product Development, Inc.	100,500	3,180,825
Valeant Pharmaceuticals International	94,800	1,770,864
Vertex Pharmaceuticals, Inc. (b) (c)	111,080	4,509,849

		15,623,537

Broadcasting (0.1%)
Entercom Communications Corp. (c)	32,980	912,556
Westwood One, Inc. (c)	58,780	464,950

		1,377,506

Building & Construction (0.1%)
M.D.C. Holdings, Inc. (c)	32,900	1,640,394

Business Services (2.6%)
Acxiom Corp.	68,184	1,687,554
Catalina Marketing Corp. (c)	40,100	1,016,535
Ceridian Corp. (b)	134,240	3,164,037
CheckFree Corp. (b)	90,387	3,568,479
ChoicePoint, Inc. (b)	87,920	3,199,409
Copart, Inc. (b) (c)	67,300	1,946,989

78	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
Corporate Executive Board Co.	41,000	$3,682,620
CSG Systems International, Inc. (b)	44,680	1,205,466
Fair Isaac Corp.	65,707	2,406,847
Gartner Group, Inc. (b) (c)	52,080	968,688
Harte-Hanks, Inc.	51,240	1,293,810
Kelly Services, Inc. (c)	18,775	540,345
Korn/Ferry International (b) (c)	40,300	891,033
Manpower, Inc.	88,460	5,994,934
MPS Group, Inc. (b) (c)	98,040	1,495,110
Navigant Consulting, Inc. (b)	49,200	876,252

		33,938,108

Chemicals (2.4%)
Airgas, Inc.	74,400	2,813,064
Albemarle Corp.	38,800	2,523,164
Cabot Corp. (c)	65,200	2,578,660
Chemtura Corp.	232,200	1,992,276
Cytec Industries, Inc.	40,900	2,265,451
Ferro Corp. (c)	48,000	946,560
FMC Corp.	40,160	2,752,968
Lubrizol Corp.	65,680	2,955,600
Lyondell Chemical Co.	210,960	5,415,344
Minerals Technologies, Inc.	22,040	1,215,726
Olin Corp.	76,360	1,321,028
RPM, Inc.	112,200	2,148,630
Valspar Corp. (c)	100,500	2,692,395

		31,620,866

Communication Equipment (1.6%)
Adtran, Inc. (c)	68,159	1,577,199
Cincinnati Bell, Inc. (b) (c)	233,600	1,095,584
CommScope, Inc. (b) (c)	57,620	1,838,654
Harris Corp.	134,039	5,710,061
Plantronics, Inc.	50,200	1,059,722
Polycom, Inc. (b)	86,802	2,378,375
Powerwave Technologies, Inc. (b)	114,701	746,704
Telephone & Data Systems, Inc.	60,100	2,935,885
Telephone & Data Systems, Inc., Special Shares	41,100	1,911,150
Utstarcom, Inc. (b)	98,800	1,064,076

		20,317,410

	Shares or Principal Amount	Value

Computer Hardware (0.4%)
National Instruments Corp. (c)	52,630	$1,641,003
Western Digital Corp. (b)	216,800	3,963,104

		5,604,107

Computer Software & Services (4.7%)
3COM Corp. (b)	410,705	1,996,026
Activision, Inc. (b) (c)	255,721	3,943,218
Advent Software, Inc. (b)	18,269	676,318
Avocent Corp. (b)	53,606	1,967,876
Cadence Design Systems, Inc. (b)	281,191	5,022,072
CDW Corp.	62,057	4,075,283
Cognizant Technology Solutions Corp. (b)	141,197	10,629,311
DST Systems, Inc. (b)	60,560	3,742,002
F5 Networks, Inc. (b)	41,712	2,760,917
Gamestop Corp. (b)	73,500	3,752,910
Henry (Jack) & Associates, Inc.	76,600	1,669,114
Ingram Micro, Inc. (b)	133,100	2,743,191
Macrovision Corp. (b)	56,220	1,496,014
McAfee, Inc. (b)	160,800	4,651,945
McData Corp. (b)	145,000	822,150
Mentor Graphics Corp. (b) (c)	76,700	1,293,929
Palm, Inc. (b)	102,000	1,565,700
SRA International, Inc., Class A (b) (c)	38,200	1,224,310
Sybase, Inc. (b)	85,300	2,077,055
Synopsys, Inc. (b)	143,981	3,241,012
Transaction Systems Architects, Inc. (b)	35,500	1,196,705
Wind River Systems, Inc. (b)	79,400	871,812

		61,418,870

Construction (1.8%)
Beazer Homes USA, Inc. (c)	41,057	1,779,410
Dycom Industries, Inc. (b) (c)	36,900	860,139
Florida Rock Industries, Inc.	48,000	2,059,200
Granite Construction, Inc. (c)	35,660	1,857,886
Hovnanian Enterprises, Inc. (b)	36,020	1,111,217
Jacobs Engineering Group, Inc. (b)	58,880	4,447,796
Martin Marietta Materials, Inc.	46,794	4,117,872
Ryland Group, Inc. (The) (c)	45,367	2,083,706
Thor Industries, Inc. (c)	35,400	1,551,228
Toll Brothers, Inc. (b)	123,318	3,565,123

		23,433,577

2006 Annual Report	79

Statement of Investments (Continued)

October 31, 2006

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Consumer & Commercial Services (2.0%)
Alliance Data Systems Corp. (b)	67,900	$4,122,888
Career Education Corp. (b)	98,249	2,188,988
Corinthian Colleges, Inc. (b) (c)	88,080	1,078,980
Deluxe Corp. (c)	51,973	1,178,228
DeVry, Inc. (b)	55,800	1,358,730
Dun & Bradstreet Corp. (b)	64,093	4,950,542
MoneyGram International, Inc.	86,500	2,959,165
Quanta Services, Inc. (b) (c)	114,700	2,099,010
Rent-A-Center, Inc. (b) (c)	71,247	2,049,064
Rollins, Inc.	27,865	602,999
Sotheby’s Holdings, Inc.	57,600	2,188,800
United Rentals, Inc. (b) (c)	67,700	1,603,813

		26,381,207

Consumer Products (1.4%)
Blyth Industries, Inc.	21,740	520,021
Church & Dwight, Inc. (c)	64,800	2,628,936
Energizer Holdings, Inc. (b)	58,878	4,601,315
Furniture Brands International, Inc.	52,938	984,647
Lancaster Colony Corp. (c)	23,200	940,760
Mohawk Industries Co. (b) (c)	51,940	3,776,038
Scotts Miracle-Gro Co. (The)	47,920	2,370,123
Timberland Co., Class A (b) (c)	51,100	1,474,235
Tupperware Corp.	56,433	1,198,073

		18,494,148

Containers & Packaging (0.4%)
Packaging Corp. of America	75,760	1,740,207
Sonoco Products Co.	95,500	3,388,340

		5,128,547

Data Processing (0.2%)
Fidelity National Information Services, Inc. (c)	68,545	2,849,416

Education (0.1%)
Strayer Education, Inc. (b)	14,940	1,690,013

Electronics (4.9%)
Amphenol Corp., Class A	89,520	6,078,408
Arrow Electronics, Inc. (b)	118,533	3,538,210
Atmel Corp. (b)	440,300	2,531,725
Avnet, Inc. (b)	132,578	3,139,447

	Shares or Principal Amount	Value

Electronics (continued)
Cree, Inc. (b) (c)	77,425	$1,702,576
Cypress Semiconductor Corp. (b) (c)	135,569	2,276,204
DRS Technologies (c)	42,400	1,874,928
Hubbell, Inc.	58,100	2,877,112
Imation Corp.	35,933	1,644,653
Integrated Device Technology, Inc. (b)	198,087	3,139,679
International Rectifier Corp. (b)	71,800	2,582,646
Intersil Corp.	144,802	3,395,607
Kemet Corp. (b)	78,460	576,681
Lam Research Corp. (b)	142,065	7,025,114
Lattice Semiconductor Corp. (b) (c)	105,160	653,044
Micrel, Inc. (b) (c)	62,400	696,384
Microchip Technology, Inc.	215,164	7,085,350
Mine Safety Appliances Co.	27,200	1,028,704
Newport Corp. (b) (c)	43,060	930,957
Plexus Corp. (b)	44,500	975,440
RF Micro Devices, Inc. (b)	201,625	1,471,863
SPX Corp.	60,120	3,458,102
Thomas & Betts Corp. (b)	51,948	2,676,880
TriQuint Semiconductor, Inc. (b) (c)	125,905	566,573
Vishay Intertechnology, Inc. (b) (c)	178,230	2,404,323

		64,330,610

Financial Services (2.5%)
AmeriCredit Corp. (b)	127,300	3,255,061
Bank of Hawaii Corp.	48,500	2,530,245
BISYS Group, Inc. (The) (b)	114,400	1,262,976
Eaton Vance Corp.	124,400	3,861,376
Edwards (A.G.), Inc.	77,600	4,427,080
Investors Financial Services Corp. (c)	63,326	2,489,978
Jefferies Group, Inc.	99,000	2,844,270
PMI Group, Inc. (c)	89,487	3,816,621
Raymond James Financial, Inc. (c)	86,380	2,752,067
SEI Investments Co. (c)	60,940	3,429,703
Waddell & Reed Financial, Inc.	89,800	2,289,900

		32,959,277

80	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Food & Beverage (1.1%)
Hormel Foods Corp.	75,620	$2,730,638
J.M. Smucker Co.	60,071	2,943,479
OSI Restaurant Partners, Inc.	71,300	2,372,151
PepsiAmericas, Inc.	55,000	1,124,750
Sensient Technologies Corp. (c)	51,680	1,191,224
Smithfield Foods, Inc. (b)	99,300	2,669,184
Tootsie Roll Industries, Inc.	24,244	770,474
Universal Corp.	27,240	1,002,977

		14,804,877

Gaming & Leisure (0.1%)
Scientific Games Corp. (b)	66,900	1,875,207

Healthcare (5.3%)
Apria Healthcare Group, Inc. (b) (c)	45,600	1,062,024
Beckman Coulter, Inc.	63,960	3,682,177
Cephalon, Inc. (b)	61,715	4,331,159
Community Health Systems, Inc. (b)	98,077	3,182,599
Covance, Inc. (b)	65,180	3,813,030
Cytyc Corp. (b)	110,340	2,915,183
Dentsply International, Inc.	158,172	4,947,620
Edwards Lifesciences Corp. (b)	60,600	2,601,558
Health Net, Inc. (b)	116,152	4,821,470
Henry Schein, Inc. (b)	85,774	4,262,110
LifePoint Hospitals, Inc. (b)	59,356	2,107,138
Lincare Holdings, Inc. (b)	95,433	3,202,731
Omnicare, Inc. (c)	121,500	4,602,420
Par Pharmaceutical Cos., Inc. (b) (c)	36,675	714,796
Perrigo Co. (c)	77,800	1,391,842
Sepracor, Inc. (b) (c)	109,532	5,669,376
Steris Corp. (c)	69,780	1,700,539
Triad Hospitals, Inc. (b)	85,205	3,155,141
Universal Health Services, Inc.	59,255	3,137,552
Varian Medical Systems, Inc. (b)	131,861	7,233,894

		68,534,359

Insurance (5.2%)
American Financial Group, Inc.	44,000	2,105,840
AmerUs Group Co. (c)	43,993	3,012,641
Arthur J. Gallagher & Co.	99,200	2,762,720
Brown & Brown, Inc.	111,020	3,248,445

	Shares or Principal Amount	Value

Insurance (continued)
Everest Re Group Ltd.	65,500	$6,496,290
Fidelity National Financial, Inc.	176,814	3,942,952
Fidelity National Title Group, Inc., Class A (c)	214,954	4,731,131
First American Financial Corp.	98,453	4,019,836
Hanover Insurance Group Inc.	50,700	2,299,245
HCC Insurance Holdings, Inc.	107,490	3,618,113
Horace Mann Educators Corp. (c)	42,400	853,936
Leucadia National Corp.	161,860	4,268,248
Mercury General Corp.	33,100	1,713,587
Ohio Casualty Corp. (c)	64,900	1,780,207
Old Republic International Corp.	230,287	5,188,366
Protective Life Corp.	67,200	2,973,600
Radian Group, Inc. (c)	83,633	4,457,639
Stancorp Financial Group, Inc.	51,800	2,366,742
Unitrin, Inc.	42,200	1,811,646
W.R. Berkley Corp.	168,566	6,213,343

		67,864,527

Machinery (0.8%)
AGCO Corp. (b) (c)	92,500	2,474,375
Graco, Inc.	65,270	2,660,405
Lincoln Electric Holdings, Inc. (c)	44,300	2,724,008
Zebra Technologies Corp., Class A (b) (c)	67,842	2,528,471

		10,387,259

Manufacturing (3.2%)
Ametek, Inc.	67,900	3,169,572
Brink’s Co. (The) (c)	49,280	2,586,707
Carlisle Cos., Inc.	29,340	2,455,465
Crane Co.	48,466	1,887,266
Diebold, Inc.	68,733	3,002,257
Donaldson Co., Inc. (c)	67,880	2,548,894
Federal Signal Corp. (c)	42,900	654,654
Flowserve Corp. (b)	57,020	3,022,060
Harsco Corp.	40,500	3,306,015
Hillenbrand Industry, Inc. (c)	60,400	3,544,272
Nordson Corp. (c)	31,600	1,455,180
Pentair, Inc.	102,560	3,378,326
Roper Industries, Inc. (c)	86,550	4,141,419
Teleflex, Inc.	40,120	2,495,464

2006 Annual Report	81

Statement of Investments (Continued)

October 31, 2006

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Manufacturing (continued)
Trinity Industries, Inc. (c)	76,850	$2,771,211
Varian, Inc. (b)	28,860	1,353,245

		41,772,007

Medical Products (1.0%)
Advanced Medical Optics, Inc. (b)	61,003	2,491,973
Affymetrix, Inc. (b)	68,210	1,739,355
Gen-Probe, Inc. (b)	50,000	2,393,500
Intuitive Surgical, Inc. (b) (c)	37,277	3,697,132
Techne Corp. (b) (c)	37,135	2,075,104

		12,397,064

Medical Products & Services (0.5%)
ResMed, Inc. (b) (c)	77,400	3,404,826
VCA Antech, Inc. (b)	80,627	2,609,896

		6,014,722

Medical Services (0.8%)
Charles River Laboratories International, Inc. (b)	70,582	3,029,379
Invitrogen Corp. (b)	54,618	3,168,391
Martek Biosciences Corp. (b)	32,800	778,016
Medicis pharmaceutical Corp.	57,100	2,000,784
Psychiatric Solutions INC. (b)	54,400	1,806,080

		10,782,650

Metals (0.8%)
Commercial Metals Co.	118,400	3,150,624
Kennametal, Inc.	41,100	2,536,281
MSC Industrial Direct Co., Class A	53,800	2,201,496
Timken Co. (The)	91,000	2,734,550

		10,622,951

Mining (1.6%)
Arch Coal, Inc.	142,394	4,931,104
Joy Global, Inc.	120,672	4,719,482
Peabody Energy Corp.	264,700	11,109,459

		20,760,045

Office Equipment & Supplies (0.3%)
Herman Miller, Inc. (c)	63,900	2,190,492
HNI Corp. (c)	48,870	2,197,684

		4,388,176

	Shares or Principal Amount	Value

Oil & Gas (6.0%)
Cameron International Corp. (b)	114,518	$5,737,352
Denbury Resources, Inc. (b)	115,600	3,322,344
ENSCO International, Inc.	153,635	7,523,506
FMC Technologies, Inc. (b)	68,562	4,144,573
Forest Oil Corp. (b) (c)	54,700	1,785,408
Grant Prideco, Inc. (b)	130,685	4,935,972
Hanover Compressor Co. (b)	99,139	1,836,054
Helmerich & Payne, Inc.	102,600	2,457,270
Newfield Exploration Co. (b)	130,884	5,338,758
Noble Energy, Inc.	176,867	8,601,043
Patterson-UTI Energy, Inc.	170,240	3,949,568
Pioneer Natural Resources Co.	127,948	5,211,322
Plains Exploration & Production Co. (b)	76,601	3,239,456
Pogo Producing Co. (c)	61,006	2,730,019
Pride International, Inc. (b)	161,228	4,451,505
Quicksilver Resources, Inc. (b) (c)	58,161	1,993,759
Southwestern Energy Co. (b) (c)	168,351	5,989,929
Tidewater, Inc.	61,277	3,047,305

		76,295,143

Paper & Forest Products (0.6%)
Bowater, Inc.	59,986	1,254,307
Glatfelter	38,400	562,176
Longview Fibre Co. (c)	70,967	1,494,565
Potlatch Corp. (c)	40,756	1,654,694
Rayonier, Inc.	79,480	3,257,885

		8,223,627

Passenger Car Rental (0.1%)
Avis Budget Group, Inc.	98,000	1,939,420

Publishing & Printing (1.0%)
American Greetings Corp., Class A	61,114	1,461,236
Banta Corp.	25,800	1,142,424
Belo Corp., Class A (c)	83,120	1,456,262
Lee Enterprises, Inc. (c)	41,380	1,180,571
Media General, Inc. (c)	21,700	805,070
Reader’s Digest Association	88,000	1,265,440
Scholastic Corp. (b) (c)	29,255	919,192
Valassis Communications, Inc. (b)	43,800	657,438
Washington Post Co.	5,718	4,306,226

		13,193,859

82	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (3.6%)
AMB Property Corp.	88,467	$5,167,357
Developers Diversified Realty Corp.	109,910	6,693,519
Highwood Properties, Inc.	57,660	2,202,612
Hospitality Properties Trust	73,660	3,569,564
Liberty Property Trust	87,396	4,212,487
Macerich Co. (The)	71,900	5,777,165
Mack-Cali Realty Corp.	63,900	3,380,310
New Plan Excel Realty Trust (c)	103,660	2,985,408
Regency Centers Corp.	69,000	4,979,040
United Dominion Realty Trust, Inc.	137,815	4,461,072
Weingarten Realty Investors	76,000	3,534,000

		46,962,534

Restaurants (0.9%)
Applebee’s International, Inc. (c)	72,634	1,657,508
Bob Evans Farms, Inc. (c)	37,829	1,282,781
Brinker International, Inc.	85,880	3,987,408
CBRL Group, Inc.	33,704	1,479,943
Cheesecake Factory, Inc. (The) (b) (c)	82,750	2,337,688
Ruby Tuesday, Inc.	55,800	1,548,450

		12,293,778

Retail (6.3%)
99 Cents Only Stores (b)	44,033	527,956
Abercrombie & Fitch Co.	88,498	6,783,372
Aeropostale, Inc. (b)	54,373	1,593,673
American Eagle Outfitters Ltd. (c)	133,641	6,120,758
Anntaylor Stores Corp. (b)	73,669	3,242,909
Barnes & Noble, Inc.	53,873	2,225,494
BJ’s Wholesale Club, Inc. (b)	68,157	1,952,698
Borders Group, Inc. (c)	63,294	1,303,223
Charming Shoppes (b) (c)	127,800	1,891,440
Chico’s FAS, Inc. (b) (c)	172,343	4,124,168
Claire’s Stores, Inc.	98,660	2,797,011
Coldwater Creek, Inc. (b) (c)	61,500	1,875,135
Dollar Tree Stores, Inc. (b) (c)	105,228	3,271,539
Fastenal Co. (c)	125,454	5,048,269
Foot Locker, Inc.	152,400	3,534,156
Hanesbrands Inc. (b)	99,282	2,343,055

	Shares or Principal Amount	Value

Retail (continued)
O’Reilly Automotive, Inc. (b) (c)	109,846	$3,546,927
Pacific Sunwear of California, Inc. (b)	74,200	1,307,404
Payless ShoeSource, Inc. (b)	68,695	1,837,591
PETsMART, Inc.	136,076	3,916,267
Pier 1 Imports, Inc.	93,370	610,640
Polo Ralph Lauren Corp.	60,700	4,309,700
Regis Corp. (c)	46,920	1,761,846
Ross Stores, Inc.	145,354	4,277,768
Ruddick Corp. (c)	31,500	888,300
Saks, Inc. (c)	142,300	2,752,082
Tech Data Corp. (b) (c)	57,843	2,276,122
Urban Outfitters, Inc. (b)	111,416	1,949,780
Williams Sonoma, Inc.	111,940	3,807,079

		81,876,362

Schools (0.4%)
ITT Educational Services, Inc. (b)	34,740	2,395,323
Laureate Education, Inc. (b)	49,580	2,613,858

		5,009,181

Semiconductors (0.8%)
Fairchild Semiconductor International, Inc. (b)	117,920	1,899,691
MEMC Electronic Materials, Inc. (b)	168,500	5,981,750
Semtech Corp. (b) (c)	74,230	967,217
Silicon Laboratories, Inc. (b)	58,140	1,897,108

		10,745,766

Shipping & Transportation (1.4%)
Alexander & Baldwin, Inc. (c)	41,401	1,905,688
C.H. Robinson Worldwide, Inc.	173,622	7,246,982
GATX Corp.	52,500	2,287,425
Overseas Shipholding Group, Inc.	28,300	1,770,165
Swift Transportation Co., Inc. (b) (c)	54,960	1,382,244
Werner Enterprises, Inc.	54,748	1,004,626
YRC Worldwide, Inc. (b)	59,162	2,291,936

		17,889,066

2006 Annual Report	83

Statement of Investments (Continued)

October 31, 2006

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Steel (0.5%)
Reliance Steel & Aluminum Co.	66,800	$2,294,580
Steel Dynamics, Inc.	47,100	2,831,181
Worthington Industries, Inc.	68,387	1,181,727

		6,307,488

Telecommunications (0.1%)
Andrew Corp. (b)	163,800	1,516,788

Transportation (1.4%)
Con-Way, Inc.	49,140	2,317,934
Expeditors International of Washington, Inc.	214,360	10,162,807
J.B. Hunt Transport Services, Inc.	111,000	2,402,040
Oshkosh Truck Corp.	73,000	3,300,330

		18,183,111

Utilities (7.4%)
AGL Resources, Inc. (c)	77,740	2,915,250
Alliant Energy Corp.	119,200	4,571,320
Aqua America, Inc. (c)	125,727	3,048,872
Aquila, Inc. (b)	353,137	1,620,899
Black Hills Corp.	35,300	1,218,203
DPL, Inc. (c)	119,057	3,419,317
Duquesne Light Holdings, Inc.	84,320	1,672,066
Energy East Corp.	142,375	3,461,136
Equitable Resources, Inc.	121,246	4,912,888
Great Plains Energy, Inc. (c)	84,500	2,749,630
Hawaiian Electric Industries, Inc. (c)	76,600	2,146,332
Idacorp, Inc.	46,300	1,825,609
MDU Resources Group, Inc.	174,825	4,489,506
National Fuel Gas Co. (c)	82,300	3,078,020
Northeast Utilities	151,603	3,791,591
NSTAR (c)	102,920	3,580,587
Oklahoma Gas & Electric Co. (c)	94,600	3,649,668
Oneok, Inc.	106,626	4,438,840
Pepco Holdings, Inc.	191,994	4,880,487
PNM, Inc. (c)	72,750	2,048,640
Puget Energy, Inc. (c)	116,800	2,789,184
Questar Corp.	86,612	7,057,145
Scana Corp.	112,879	4,510,645
Sierra Pacific Resources (b)	212,620	3,223,319
Vectren Corp.	71,460	2,076,628

	Shares or Principal Amount	Value

Utilities (continued)
Westar Energy, Inc. (c)	81,850	$2,072,442
WGL Holdings, Inc.	53,000	1,719,850
Wisconsin Energy Corp.	117,100	5,379,573
WPS Resources Corp. (c)	45,100	2,399,771

		94,747,418

Waste Disposal (0.6%)
Republic Services, Inc.	118,282	4,850,745
Stericycle, Inc. (b)	44,890	3,174,172

		8,024,917

Total Common Stocks		1,115,147,037

Repurchase Agreements (12.7%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $84,333,878 collateralized by U.S. Government Agency Mortgages with a market value of $86,008,349	$84,321,768	84,321,768

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $80,519,577 collateralized by U.S. Government Agency Mortgages with a market value of $82,118,313	80,508,015	80,508,015

Total Repurchase Agreements		164,829,783

Short-Term Securities Held as Collateral for Securities on Loan (19.4%)
Protective Life Insurance Co. Funding Agreement, 5.50%, 01/29/07	20,000,000	20,000,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	11,900,600	11,900,600
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	3,000,000	3,000,000

84	Annual Report 2006

Short-Term Securities Held as Collateral for Securities on Loan (continued)

	Principal Amount	Value

Pacific Life Global Funding Medium Term Note, 5.45%, 01/26/07	$10,000,000	$10,000,000
Bank of America Corp. Master Note, 5.38%, 11/01/06	7,500,000	7,500,000
GE Life and Annuity Funding Agreement, 5.42%, 11/14/06	6,300,000	6,300,000
General Electric Capital Corp. Medium Term Note, 5.39%, 12/08/06	5,000,142	5,000,142
Islandsbanki HF Corp. Medium Term Note, 5.39%, 11/22/06	4,000,000	4,000,000
Tango Finance Corp. Medium Term Note, 5.39%, 11/01/06	11,997,659	11,997,659
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	10,000,000	10,000,000
Bank of America Bank Note, 5.31%, 11/01/06	17,495,671	17,495,671
Alliance and Lester PLC Medium Term Note, 5.31%, 11/08/06	5,000,000	5,000,000
American Express Credit Corp. Medium Term Note, 5.32%, 11/13/06	5,000,000	5,000,000
American Express Credit Corp. Medium Term Note, 5.32%, 11/13/06	1,000,000	1,000,000
Dorada Finance, Inc. Medium Term Note, 5.37%, 11/01/06	2,500,000	2,500,000
CC USA, Inc. Medium Term Note, 5.38%, 11/01/06	7,997,593	7,997,593
MBIA Global Funding LLC Medium Term Note, 5.37%, 11/01/06	5,000,000	5,000,000
MBIA Global Funding LLC Medium Term Note, 5.37%, 11/01/06	2,000,000	2,000,000
Merrill Lynch Mortgage Capital Master Note, 5.41%, 11/01/06	20,000,000	20,000,000
Morgan Stanley Master Note, 5.49%, 11/01/06	5,000,000	5,000,000

	Principal Amount	Value

West Corp Fed Credit Union Medium Term Note, 5.38%, 11/01/06	$1,000,000	$1,000,000
Wachovia Bank Bank Note, 5.37%, 11/01/06	12,000,000	12,000,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $73,882,218, collateralized by U.S. Government Agency Mortgages with a market value of $ 75,348,727	73,871,301	73,871,301
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	99,400	99,400
Bank of America Bank Note, 5.31%, 11/01/06	5,004,329	5,004,329

Total Short-Term Securities Held as Collateral for Securities on Loan		252,666,695

Total Investments (Cost $1,361,651,720) (a) — 117.7%		1,532,643,515

Liabilities in excess of other assets — (17.7)%		(230,601,370)

NET ASSETS — 100.0%		$1,302,042,145

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.

At October 31, 2006, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
438	S&P 400	12/14/06	$172,725,300	$7,859,745

*	Cash pledged as collateral.

See notes to financial statements.

2006 Annual Report	85

Gartmore S&P 500 Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (the subadviser to each of the Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund) and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Oct. 31, 2006, the Gartmore S&P 500 Index Fund (Class A at NAV) returned 15.90% versus 16.34% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 176 funds as of Oct. 31, 2006) was 15.74%. The underperformance of the Fund versus the S&P 500 Index was primarily due to the expenses of the Fund.

The U.S. equity market posted strong gains during the reporting period. The positive returns resulted primarily from rallies in the first and third quarters of 2006. Shares of large-capitalization value companies significantly outperformed large-cap growth stocks during the reporting period, with the S&P 500/Citigroup Value Index advancing 20.92% versus 11.98% for the S&P 500/Citigroup Growth Index. Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period from the exceptionally strong rates seen in previous years, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the reporting period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six 0.25% increments, bringing the target rate from 3.75% to 5.25% during the reporting period. The Federal Open Market Committee, however, held the rate steady at its August, September and October 2006 meetings. The third quarter of 2006 was the first quarterly period not to include an increase in the federal funds target rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly in late summer and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, the U.S. economy exhibited some evidence of a slowdown. Gross domestic product (GDP) rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% annual GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for U.S. consumer spending are uncertain, although consumption has held up well and most likely will be further supported by lower oil prices.

The portfolio is positioned such that the risk characteristics are similar to those of the S&P 500 Index. The portfolio seeks to perform in line with the benchmark on a gross return basis.

Portfolio Managers:

BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

86	Annual Report 2006

Fund Performance	Gartmore S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	15.90%	6.70%	3.44%
	w/SC4	9.26%	5.44%	2.70%
Class B2	w/o SC3	15.01%	5.94%	2.86%
	w/SC5	10.01%	5.62%	2.86%
Class C6	w/o SC3	15.06%	5.94%	2.86%
	w/SC7	14.06%	5.94%	2.86%
Institutional Class[8,9]		16.12%	6.99%	3.71%
Service Class[2,9]		15.74%	6.58%	3.26%
Institutional Service Class[2,9]		15.85%	6.73%	3.43%
Local Fund Shares[9]		16.10%	6.92%	3.59%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Gartmore S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	87

Shareholder Expense Example	Gartmore S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Gartmore S&P 500 Index Fund		Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,058.60	$2.54	0.49%
	Hypothetical[1]	$1,000.00	$1,022.53	$2.50	0.49%
Class B	Actual	$1,000.00	$1,055.80	$6.37	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class C	Actual	$1,000.00	$1,055.50	$6.37	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Institutional Service Class	Actual	$1,000.00	$1,059.40	$2.49	0.48%
	Hypothetical[1]	$1,000.00	$1,022.58	$2.45	0.48%
Institutional Class	Actual	$1,000.00	$1,059.70	$1.19	0.23%
	Hypothetical[1]	$1,000.00	$1,023.84	$1.17	0.23%
Local Fund Shares	Actual	$1,000.00	$1,060.10	$1.56	0.30%
	Hypothetical[1]	$1,000.00	$1,023.49	$1.53	0.30%
Service Class	Actual	$1,000.00	$1,058.80	$3.27	0.63%
	Hypothetical[1]	$1,000.00	$1,021.82	$3.22	0.63%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

88	Annual Report 2006

Portfolio Summary	Gartmore S&P 500 Index Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	97.9%
Repurchase Agreements	1.8%
Other Investments*	5.1%
Liabilities in excess of other assets**	-4.8%

100.0%

Top Industries
Oil & Gas	7.6%
Banks	7.0%
Healthcare	5.8%
Computer Software & Services	5.5%
Drugs	5.2%
Retail	4.9%
Insurance	4.8%
Electrical Equipment	3.6%
Telecommunications	3.2%
Financial	3.2%
Other Assets	49.2%

100.0%

Top Holdings***
Exxon Mobil Corp.	3.3%
General Electric Co.	2.9%
Citigroup, Inc.	2.0%
Microsoft Corp.	2.0%
Bank of America Corp.	1.9%
Procter & Gamble Co.	1.6%
Johnson & Johnson Co.	1.6%
Pfizer, Inc.	1.5%
American International Group, Inc.	1.4%
Altria Group, Inc.	1.3%
Other Assets	80.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	89

Statement of Investments

October 31, 2006

Gartmore S&P 500 Index Fund

Common Stocks (97.9%)

	Shares or Principal Amount	Value

Advertising Services (0.0%)
Interpublic Group of Cos., Inc. (The) (b) (c)	101,578	$1,108,216

Aerospace & Defense (2.0%)
Boeing Co. (The)	218,371	17,439,108
General Dynamics Corp.	109,562	7,789,858
Goodrich Corp.	33,851	1,492,491
Lockheed Martin Corp.	99,322	8,634,061
Northrop Grumman Corp.	95,476	6,338,652
Raytheon Co.	121,887	6,088,256
Rockwell Collins, Inc.	46,541	2,703,101
United Technologies Corp.	274,756	18,056,964

		68,542,491

Agriculture (0.2%)
Monsanto Co.	141,180	6,242,980

Airlines (0.4%)
FedEx Corp.	80,402	9,209,245
Southwest Airlines Co.	213,576	3,210,047

		12,419,292

Alcoholic Beverages (0.4%)
Anheuser-Busch Cos., Inc.	208,834	9,902,908
Brown-Forman Corp., Class B	25,571	1,845,970
Constellation Brands, Inc. (b)	50,900	1,399,241
Molson Coors Brewing Co.	15,970	1,136,745

		14,284,864

Analytical Instruments (0.1%)
Applera Corp.	52,471	1,957,168
Waters Corp. (b)	30,771	1,532,396

		3,489,564

Apparel & Accessories (0.4%)
Coach, Inc. (b)	100,000	3,964,000
Hanesbrands, Inc. (b)	1	21
Liz Claiborne, Inc.	28,511	1,202,309
Nike, Inc., Class B	53,436	4,909,699
V.F. Corp. (c)	26,206	1,991,918

		12,067,947

Appliances & Household Durables (0.1%)
Newell Rubbermaid, Inc.	64,142	1,846,007

	Shares or Principal Amount	Value

Auto Parts & Equipment (0.2%)
AutoNation, Inc. (b)	53,780	$1,078,289
Genuine Parts Co.	45,416	2,067,336
Ingersoll Rand Co. (c)	87,452	3,210,363
Snap-On, Inc.	15,770	741,663

		7,097,651

Automobiles (0.4%)
Ford Motor Co. (c)	498,896	4,130,859
General Motors Corp. (c)	153,656	5,365,667
PACCAR, Inc.	67,694	4,008,162

		13,504,688

Banks (7.0%)
AmSouth Bancorp	93,652	2,830,163
Bank of America Corp.	1,229,461	66,231,064
Bank of New York Co., Inc.	207,344	7,126,413
BB&T Corp.	145,873	6,348,393
Bear Stearns Cos., Inc.	30,267	4,580,910
Commerce Bancorp, Inc. (c)	58,000	2,025,360
Compass Bancshares, Inc.	33,033	1,858,437
Fifth Third Bancorp	149,404	5,953,749
Huntington Bancshares, Inc.	68,220	1,665,250
J.P. Morgan Chase & Co.	943,001	44,735,967
KeyCorp	109,572	4,069,504
M&T Bank Corp. (c)	23,761	2,894,327
Mellon Financial Corp.	111,722	4,334,814
National City Corp.	164,353	6,122,149
North Fork Bancorp, Inc.	118,566	3,388,616
Northern Trust Corp.	52,236	3,067,298
PNC Bank Corp.	77,701	5,441,401
Regions Financial Corp. (c)	123,507	4,687,091
State Street Corp.	89,977	5,779,223
SunTrust Banks, Inc.	98,326	7,766,771
Synovus Financial Corp.	83,917	2,465,481
U.S. Bancorp	488,603	16,534,326
Wachovia Corp.	525,748	29,179,014
Zions Bancorp	24,420	1,963,368

		241,049,089

Broadcast Media & Cable Television (0.8%)
Clear Channel Communications, Inc.	143,800	5,011,430
Comcast Corp. Special, Class A (b)	45,900	1,858,032
Comcast Corp., Class A (b)	518,275	21,078,244

		27,947,706

90	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (0.3%)
Cintas Corp.	38,901	$1,610,501
Compuware Corp. (b)	101,207	813,704
Convergys Corp. (b)	37,682	799,235
Monster Worldwide, Inc. (b)	34,831	1,411,004
NCR Corp. (b)	48,990	2,034,065
Pitney Bowes, Inc.	59,796	2,793,072

		9,461,581

Chemicals (0.2%)
Millipore Corp. (b)	13,525	872,768
Praxair, Inc.	87,532	5,273,803
Sigma Aldrich Corp. (c)	18,125	1,361,369

		7,507,940

Communications Equipment (1.7%)
Citizens Communications Co.	95,136	1,394,694
Corning, Inc. (b)	423,722	8,656,640
Harman International Industries, Inc.	17,400	1,780,890
Motorola, Inc.	665,528	15,347,076
Tellabs, Inc. (b)	132,452	1,396,044
Verizon Communications, Inc.	787,480	29,136,760

		57,712,104

Computer Data Security (0.1%)
SanDisk Corp. (b) (c)	53,200	2,558,920
VeriSign, Inc. (b)	67,600	1,397,968

		3,956,888

Computer Equipment (1.6%)
American Power Conversion Corp. (c)	46,931	1,418,724
Dell Computer Corp. (b)	602,858	14,667,535
EMC Corp. (b)	635,987	7,790,841
Hewlett Packard Co.	745,590	28,884,157
Network Appliance, Inc. (b)	101,184	3,693,216

		56,454,473

Computer Integrated Systems Design (0.1%)
Avaya, Inc. (b)	118,869	1,522,712

	Shares or Principal Amount	Value

Computer Software & Services (5.5%)
Adobe Systems, Inc. (b)	157,342	$6,018,332
Affiliated Computer Services, Inc., Class A (b) (c)	33,541	1,793,773
Automatic Data Processing, Inc.	150,978	7,464,352
BMC Software, Inc. (b)	58,556	1,774,832
CA, Inc. (c)	127,838	3,165,269
Cisco Systems, Inc. (b)	1,658,309	40,014,997
Citrix Systems, Inc. (b)	45,571	1,345,712
Electronic Data Systems Corp.	137,512	3,483,179
First Data Corp.	206,852	5,016,161
Fiserv, Inc. (b)	49,066	2,423,860
Intuit, Inc. (b)	96,062	3,390,989
Microsoft Corp.	2,346,289	67,361,958
Novell, Inc. (b)	93,872	563,232
NVIDIA Corp. (b)	97,622	3,404,079
Oracle Corp. (b)	1,095,738	20,238,281
Parametric Technology Corp. (b) (c)	24,480	478,339
Sun Microsystems, Inc. (b)	953,282	5,176,321
Symantec Corp. (b)	276,974	5,495,164
Symbol Technologies, Inc.	63,636	950,085
Unisys Corp. (b)	89,662	586,389
Yahoo!, Inc. (b)	337,648	8,893,648

		189,038,952

Computers & Hardware (1.7%)
Apple Computer, Inc. (b)	231,074	18,735,480
International Business Machines Corp.	414,010	38,225,543
Lexmark International, Inc. (b) (c)	30,401	1,933,200

		58,894,223

Conglomerates (0.8%)
Illinois Tool Works, Inc.	115,994	5,559,592
ITT Industries, Inc.	44,960	2,445,374
Johnson Controls, Inc.	53,086	4,328,632
Tyco International Ltd. ADR — BM	547,300	16,107,040

		28,440,638

Construction & Building Materials (0.3%)
Centex Corp.	35,481	1,855,656
Fluor Corp.	22,685	1,779,185
KB Home (c)	22,530	1,012,498

2006 Annual Report	91

Statement of Investments (Continued)

October 31, 2006

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (continued)
Pulte Corp. (c)	59,982	$1,858,842
Sherwin Williams Co. (c)	33,286	1,971,530
Vulcan Materials Co. (c)	26,776	2,181,708

		10,659,419

Construction & Housing (0.1%)
Lennar Corp. (c)	41,667	1,978,349
Masco Corp. (c)	112,127	3,100,312

		5,078,661

Construction Machinery (0.3%)
Caterpillar, Inc.	180,564	10,962,040

Consumer Durable (0.3%)
Black & Decker Corp. (c)	20,465	1,716,604
Danaher Corp. (c)	66,847	4,797,609
Fortune Brands, Inc.	40,486	3,115,398
Whirlpool Corp. (c)	22,317	1,940,017

		11,569,628

Consumer Finance (2.0%)
Citigroup, Inc.	1,342,988	67,364,278

Consumer Non-Cyclical (2.5%)
Alberto Culver Co., Class B	18,020	915,596
Avon Products, Inc.	125,617	3,820,013
Clorox Co. (The)	39,686	2,562,128
Colgate-Palmolive Co.	140,308	8,975,503
Ecolab, Inc.	55,811	2,531,029
Estee Lauder Co., Inc. (The), Class A	32,800	1,324,792
International Flavor and Fragrances, Inc. (c)	21,140	898,027
Kimberly-Clark Corp.	125,687	8,360,699
Pall Corp. (c)	31,191	994,993
Procter & Gamble Co.	862,503	54,674,065

		85,056,845

Containers (0.1%)
Ball Corp.	28,930	1,203,199
Bemis Co., Inc.	28,396	954,674
Sealed Air Corp.	21,997	1,309,261

		3,467,134

	Shares or Principal Amount	Value

Credit Reporting Services (0.1%)
Moody’s Corp. (c)	67,402	$4,468,753

Data Processing & Reproduction (0.1%)
Computer Sciences Corp. (b)	46,681	2,467,091

Dental Supplies & Equipment (0.0%)
Patterson Companies, Inc. (b) (c)	36,900	1,212,165

Distribution (0.2%)
SYSCO Corp.	168,033	5,877,794

Diversified Chemicals (1.2%)
Air Products & Chemicals, Inc.	59,866	4,170,864
Ashland, Inc.	17,625	1,041,638
E.I. du Pont de Nemours and Co.	250,450	11,470,610
Eastman Chemical Co. (c)	20,660	1,258,607
Hercules, Inc. (b)	22,621	411,702
Occidental Petroleum Corp.	234,054	10,986,495
Rohm & Haas Co.	45,177	2,341,072
The Dow Chemical Co.	260,590	10,629,466

		42,310,454

Drugs (5.2%)
AmeriSource Bergen Corp.	55,152	2,603,174
Amgen Corp. (b)	317,948	24,135,433
Biogen, Inc. (b)	92,172	4,387,387
Eli Lilly & Co.	270,391	15,144,600
Express Scripts, Inc. (b)	37,720	2,403,518
Forest Laboratories, Inc. (b)	89,732	4,391,484
Genzyme Corp. (b)	69,251	4,675,135
Gilead Sciences, Inc. (b)	124,100	8,550,490
Laboratory Corp. of America Holdings (b)	34,600	2,369,754
Medimmune, Inc. (b)	70,761	2,267,182
Merck & Co., Inc.	591,176	26,851,214
Mylan Laboratories, Inc.	59,351	1,216,696
Pfizer, Inc.	1,980,734	52,786,562
Schering Plough Corp.	402,427	8,909,734
Wyeth	365,572	18,655,139

		179,347,502

Educational Services (0.0%)
Apollo Group, Inc. (b) (c)	40,826	1,508,929

92	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Electric Services (0.3%)
Duke Energy Corp.	340,381	$10,769,655

Electrical Equipment (3.6%)
Agilent Technologies, Inc. (b)	116,476	4,146,546
Cooper Industries Ltd., Class A	24,480	2,189,736
Eaton Corp.	40,716	2,949,060
Emerson Electric Co.	110,782	9,350,000
Fisher Scientific International, Inc. (b)	31,000	2,654,220
General Electric Co.	2,804,332	98,460,096
Rockwell International Corp.	47,776	2,962,112
W.W. Grainger, Inc.	21,225	1,544,756

		124,256,526

Electronics (2.2%)
Altera Corp. (b)	97,582	1,799,412
Broadcom Corp., Class A (b)	127,396	3,856,277
Intel Corp.	1,566,938	33,438,457
Jabil Circuit, Inc.	43,041	1,235,707
KLA-Tencor Corp. (c)	53,621	2,636,545
L-3 Communications Holdings, Inc.	29,638	2,386,452
Linear Technology Corp. (c)	83,467	2,597,493
LSI Logic Corp. (b)	98,882	993,764
Maxim Integrated Products, Inc.	88,314	2,650,303
Molex, Inc. (c)	44,521	1,553,783
National Semiconductor Corp.	89,277	2,168,538
PMC-Sierra, Inc. (b) (c)	83,911	556,330
QLogic Corp. (b)	50,090	1,030,852
RadioShack Corp. (c)	38,571	688,107
Sanmina Corp. (b)	194,939	770,009
Solectron Corp. (b)	236,576	790,164
Tektronix, Inc.	22,795	692,284
Teradyne, Inc. (b) (c)	51,001	715,034
Texas Instruments, Inc.	422,659	12,755,849
Xilinx, Inc.	92,322	2,355,134

		75,670,494

Energy (0.0%)
Consol Energy, Inc.	47,200	1,670,408

Entertainment (0.8%)
Electronic Arts, Inc. (b)	81,207	4,295,038
International Game Technology	91,032	3,869,770
Walt Disney Co. (The)	571,240	17,971,211

		26,136,019

	Shares or Principal Amount	Value

Farm Machinery (0.2%)
Deere & Co.	65,546	$5,579,931

Financial (3.2%)
American Express Co.	330,057	19,080,595
Capital One Financial Corp. (c)	83,186	6,599,145
Charles Schwab Corp.	285,387	5,199,751
Chicago Mercantile Exchange Holdings, Inc.	9,500	4,759,500
CIT Group, Inc.	54,000	2,810,700
Comerica, Inc.	44,826	2,608,425
Countrywide Credit Industries, Inc.	166,592	6,350,487
Fannie Mae	262,975	15,583,899
Federated Investors, Inc.	24,211	830,195
Goldman Sachs Group, Inc.	117,672	22,332,969
Lehman Brothers Holdings, Inc.	145,902	11,357,012
Washington Mutual, Inc.	266,411	11,269,185

		108,781,863

Financial Services (1.9%)
AMBAC Financial Group, Inc.	28,801	2,404,595
Ameriprise Financial, Inc.	66,251	3,411,927
E*TRADE Financial Corp. (b)	116,722	2,717,288
First Horizon National Corp.	34,491	1,356,186
H&R Block, Inc.	87,372	1,909,952
Janus Capital Group, Inc.	59,831	1,201,406
Legg Mason, Inc.	35,600	3,204,712
Manulife Financial Corp. ADR — CA (c)	2	65
Marshall & Ilsley Corp.	69,066	3,311,024
SLM Corp.	112,222	5,462,967
Sovereign Bancorp, Inc.	95,195	2,271,353
Wells Fargo Co.	914,728	33,195,479
Western Union Co. (b)	206,852	4,561,087

		65,008,041

Food & Drug Retail (0.6%)
Kroger Co.	195,309	4,392,499
Safeway, Inc.	120,782	3,546,160
Supervalu, Inc. (c)	53,879	1,799,559
Walgreen Co.	267,525	11,685,492

		21,423,710

2006 Annual Report	93

Statement of Investments (Continued)

October 31, 2006

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Food & Related (2.5%)
Altria Group, Inc.	568,743	$46,255,869
Archer-Daniels Midland Co.	178,143	6,858,506
Campbell Soup Co.	58,532	2,187,926
ConAgra, Inc.	135,228	3,536,212
Dean Foods Co. (b)	36,700	1,537,363
General Mills, Inc.	90,862	5,162,779
H.J. Heinz Co.	90,057	3,796,803
Hershey Foods Corp.	50,522	2,673,119
Kellogg Co.	73,542	3,699,898
McCormick & Co.	35,346	1,321,940
Sara Lee Corp.	206,499	3,531,133
Tyson Foods, Inc., Class A	68,400	988,380
W.M. Wrigley Jr. Co. (c)	51,556	2,678,334
W.M. Wrigley Jr., Co., Class B	12,589	652,110

		84,880,372

Furniture & Home Furnishings (0.0%)
Leggett & Platt, Inc. (c)	49,801	1,162,853

Healthcare (5.8%)
Abbott Laboratories	415,063	19,719,643
Allergan, Inc.	40,916	4,725,798
Bard (C.R.), Inc. (c)	28,286	2,318,321
Bausch & Lomb, Inc. (c)	12,945	693,075
Baxter International, Inc.	177,273	8,149,240
Becton Dickinson & Co.	66,486	4,656,015
Biomet, Inc.	64,851	2,453,962
Boston Scientific Corp. (b) (c)	320,018	5,091,486
Bristol-Myers Squibb Co.	523,040	12,945,240
Cardinal Health, Inc. (c)	112,797	7,382,564
Coventry Health Care, Inc. (b)	45,700	2,145,615
HCA, Inc.	114,113	5,764,989
Health Management Associates, Inc., Class A (c)	63,341	1,247,818
Humana, Inc. (b)	44,861	2,691,660
Johnson & Johnson Co.	794,625	53,557,724
King Pharmaceuticals, Inc. (b)	66,023	1,104,565
Manor Care, Inc.	22,520	1,080,735
McKesson HBOC, Inc.	81,347	4,074,671
Medco Health Solutions, Inc. (b)	79,826	4,270,691
Medtronic, Inc.	315,106	15,339,360
Quest Diagnostics, Inc.	46,772	2,326,439
St. Jude Medical, Inc. (b)	96,522	3,315,531
Stryker Corp.	80,877	4,229,058

	Shares or Principal Amount	Value

Healthcare (continued)
Tenet Healthcare Corp. (b) (c)	124,387	$878,172
UnitedHealth Group, Inc.	365,918	17,849,480
Watson Pharmaceutical, Inc. (b)	27,806	748,259
WellPoint, Inc. (b)	168,402	12,852,441

		201,612,552

Hotels & Casinos (0.1%)
Harrah’s Entertainment, Inc.	49,821	3,703,195

Hotels & Motels (0.4%)
Hilton Hotels Corp.	104,487	3,021,764
Marriott International, Inc., Class A	98,462	4,112,757
Starwood Hotels & Resorts Worldwide, Inc.	59,124	3,532,068
Wyndham Worldwide Corp.	55,129	1,626,306

		12,292,895

Industrial Diversified (0.1%)
Parker Hannifin Corp.	31,556	2,639,028
Thermo Electron Corp. (b)	43,376	1,859,529

		4,498,557

Insurance (4.8%)
ACE Ltd.	87,214	4,993,002
Aetna, Inc.	150,884	6,219,438
AFLAC, Inc.	133,313	5,988,420
Allstate Corp. (The)	175,414	10,763,403
American International Group, Inc.	705,966	47,419,737
AON Corp.	79,327	2,759,786
Chubb Corp. (The)	111,562	5,929,520
CIGNA Corp.	31,461	3,680,308
Cincinnati Financial Corp.	47,089	2,149,613
Genworth Financial Co.	123,600	4,133,184
Hartford Financial Services Group, Inc.	82,671	7,206,431
Lincoln National Corp.	78,556	4,973,380
Loews Corp.	124,213	4,834,370
MBIA, Inc. (c)	41,676	2,584,746
MetLife, Inc.	206,279	11,784,719
MGIC Investment Corp.	27,060	1,590,046
Principal Financial Group, Inc.	75,707	4,276,688
Progressive Corp. (The)	209,800	5,070,866

94	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Prudential Financial, Inc.	135,443	$10,419,630
SAFECO Corp.	33,151	1,929,057
St. Paul Cos., Inc.	187,715	9,597,868
Torchmark Corp. (c)	28,031	1,728,952
UnumProvident Corp.	83,649	1,654,577
XL Capital Ltd., Class A	50,046	3,530,745

		165,218,486

Insurance Brokers (0.1%)
Marsh & McLennan Cos., Inc.	140,793	4,144,946

Internet Services (0.9%)
Google, Inc. (b)	57,900	27,582,981
Juniper Networks, Inc. (b)	164,500	2,832,690

		30,415,671

Investment Management (1.5%)
Franklin Resources, Inc.	45,271	5,159,083
Merrill Lynch & Co.	240,795	21,050,299
Morgan Stanley Dean Witter & Co.	291,242	22,259,627
T. Rowe Price Group, Inc. (c)	71,082	3,362,889

		51,831,898

Leisure Products (0.3%)
Brunswick Corp.	25,640	807,660
Carnival Corp. ADR — PA (c)	120,863	5,900,532
Hasbro, Inc.	46,921	1,216,192
Mattel, Inc.	106,623	2,412,878

		10,337,262

Manufacturing (1.1%)
3M Co.	203,389	16,035,189
American Standard Cos., Inc.	51,816	2,294,931
Cummins, Inc.	13,700	1,739,626
Dover Corp.	55,256	2,624,660
Honeywell International, Inc.	226,669	9,547,298
PPG Industries, Inc.	44,906	3,071,570
Stanley Works (The) (c)	19,380	923,457
Textron, Inc.	33,546	3,050,338

		39,287,069

	Shares or Principal Amount	Value

Medical Equipment & Supplies (0.1%)
Barr Laboratories, Inc. (b)	27,700	$1,450,649
PerkinElmer, Inc.	28,096	600,131

		2,050,780

Medical Products (0.1%)
Zimmer Holdings, Inc. (b)	65,946	4,748,771

Metals & Mining (0.6%)
Alcoa, Inc.	235,526	6,809,056
Freeport-McMoRan Copper & Gold, Inc.	53,306	3,223,947
Newmont Mining Corp.	122,332	5,537,970
Phelps Dodge Corp.	55,086	5,529,533

		21,100,506

Mortgage & Asset Backed Obligations (0.4%)
Freddie Mac	187,738	12,952,045

Motor Vehicles (0.2%)
Harley-Davidson, Inc. (c)	75,127	5,155,966
Navistar International Corp. (b) (c)	17,220	477,511

		5,633,477

Multimedia (1.0%)
News Corp., Class A	646,000	13,469,100
Time Warner, Inc.	1,096,843	21,947,828

		35,416,928

Natural Gas (0.1%)
NICOR, Inc. (c)	11,605	533,366
People’s Energy Corp. (c)	8,375	365,904
Sempra Energy	63,481	3,367,032

		4,266,302

Non-Alcoholic Beverages (1.7%)
Coca-Cola Co.	553,617	25,864,986
Coca-Cola Enterprises, Inc.	89,257	1,787,818
Pepsi Bottling Group, Inc. (The)	45,521	1,439,374
PepsiCo, Inc.	447,874	28,413,127

		57,505,305

Office Equipment & Supplies (0.2%)
Avery Dennison Corp.	26,916	1,699,476
Xerox Corp. (b)	253,054	4,301,918

		6,001,394

2006 Annual Report	95

Statement of Investments (Continued)

October 31, 2006

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (7.6%)
Apache Corp.	85,524	$5,586,428
BJ Services Co.	89,892	2,711,143
Chesapeake Energy Corp. (c)	104,900	3,402,956
ChevronTexaco Corp.	597,943	40,181,769
ConocoPhillips	447,656	26,966,796
Devon Energy Corp.	120,808	8,074,807
El Paso Corp.	174,213	2,386,718
EOG Resources, Inc.	65,882	4,383,129
Exxon Mobil Corp.	1,614,961	115,340,514
Hess Corp.	67,960	2,881,504
KeySpan Corp.	41,791	1,695,879
Kinder Morgan, Inc.	30,876	3,245,068
Marathon Oil Corp.	99,112	8,563,277
Murphy Oil Corp.	45,500	2,145,780
Nabors Industries Ltd. (b) (c)	85,854	2,651,172
Noble Corp.	37,231	2,609,893
Rowan Cos., Inc.	36,486	1,217,903
Smith International, Inc.	53,700	2,120,076
Sunoco, Inc.	38,020	2,514,263
Transocean Sedco Forex, Inc. (b) (c)	88,607	6,427,552
Valero Energy Corp.	166,484	8,712,108
Williams Cos., Inc. (The)	154,038	3,763,148
XTO Energy, Inc.	99,399	4,637,957

		262,219,840

Oil Equipment & Services (1.4%)
Anadarko Petroleum Corp.	126,276	5,861,732
Baker Hughes, Inc.	88,647	6,121,075
Dynegy, Inc., Class A (b)	133,272	810,294
Halliburton Co.	280,124	9,062,011
National-Oilwell Varco, Inc. (b)	44,594	2,693,478
Schlumberger Ltd. ADR — AN	321,636	20,288,799
Weatherford International Ltd. (b)	94,000	3,861,520

		48,698,909

Paper & Forest Products (0.4%)
International Paper Co.	127,258	4,244,054
Louisiana-Pacific Corp.	30,096	595,299
MeadWestvaco Corp.	49,447	1,360,781
Pactiv Corp. (b)	39,836	1,228,542
Temple Inland, Inc.	32,610	1,286,138
Weyerhaeuser Co.	66,901	4,254,236

		12,969,050

	Shares or Principal Amount	Value

Pharmacy Services (0.2%)
Caremark Rx, Inc.	118,920	$5,854,432
Hospira, Inc. (b)	42,646	1,550,182

		7,404,614

Photographic (0.1%)
Eastman Kodak Co. (c)	81,846	1,997,042

Pollution Control (0.2%)
Allied Waste Industries, Inc. (b) (c)	66,607	809,275
Waste Management, Inc.	146,813	5,502,551

		6,311,826

Printing & Publishing (0.5%)
Dow Jones & Company, Inc. (c)	18,380	644,954
E.W. Scripps Co., Class A	22,600	1,117,796
Gannett Co., Inc.	64,776	3,830,853
McGraw-Hill Cos., Inc. (The)	99,402	6,378,626
Meredith Corp.	11,735	616,088
New York Times Co., Class A (c)	39,206	947,609
R.R. Donnelley & Sons Co.	49,506	1,676,273
Tribune Co. (c)	60,209	2,006,766

		17,218,965

Railroads (0.7%)
Burlington Northern Santa Fe Corp. (c)	99,452	7,710,514
CSX Corp.	120,512	4,298,663
Norfolk Southern Corp.	112,437	5,910,813
Union Pacific Corp.	73,216	6,635,566

		24,555,556

Real Estate Investment Trusts (1.1%)
Apartment Investment & Management Co.	29,140	1,670,305
Archstone-Smith Trust (c)	51,500	3,100,815
Boston Properties, Inc.	27,600	2,948,508
Equity Office Properties Trust	103,182	4,385,235
Equity Residential Property Trust (c)	71,811	3,921,599
Kimco Realty Corp. (c)	52,800	2,345,904
Plum Creek Timber Co., Inc.	48,661	1,748,876
ProLogis Trust	71,951	4,552,340
Public Storage, Inc. (c)	32,900	2,951,459

96	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Realogy Corp. (b)	60,715	$1,565,233
Simon Property Group, Inc.	58,401	5,670,736
Vornado Realty Trust	34,000	4,054,500

		38,915,510

Restaurants (0.6%)
Darden Restaurants, Inc.	39,676	1,662,424
McDonald’s Corp.	334,541	14,023,959
Wendy’s International, Inc.	29,736	1,028,866
YUM! Brands, Inc.	75,781	4,505,938

		21,221,187

Retail (4.9%)
Amazon.com, Inc. (b) (c)	78,900	3,005,301
AutoZone, Inc. (b)	17,110	1,916,320
Bed Bath & Beyond, Inc. (b)	74,102	2,985,570
Best Buy Co., Inc.	110,415	6,100,429
Big Lots, Inc. (b) (c)	32,051	675,635
Circuit City Stores, Inc.	45,236	1,220,467
Costco Wholesale Corp.	125,257	6,686,219
CVS Corp.	223,134	7,001,945
Dillards, Inc., Class A (c)	19,790	597,064
Dollar General Corp. (c)	77,197	1,083,074
Family Dollar Stores, Inc.	42,006	1,237,077
Federated Department Stores, Inc.	147,652	6,483,399
Gap, Inc. (The)	158,540	3,332,511
Home Depot, Inc.	560,667	20,929,699
J.C. Penney Co., Inc.	63,981	4,813,291
Jones Apparel Group, Inc.	31,591	1,055,139
Kohl’s Corp. (b)	89,597	6,325,548
Limited, Inc. (The)	96,328	2,838,786
Lowe’s Cos., Inc.	415,098	12,511,054
Nordstrom, Inc.	61,892	2,930,586
Office Depot, Inc. (b)	77,662	3,261,027
OfficeMax, Inc.	24,410	1,161,428
Sears Holding Corp. (b)	24,061	4,197,923
Staples, Inc.	197,372	5,090,224
Starbucks Corp. (b)	207,624	7,837,806
Target Corp.	235,590	13,942,216
Tiffany & Co.	32,286	1,153,256
TJX Cos., Inc.	125,068	3,620,719

	Shares or Principal Amount	Value

Retail (continued)
Wal-Mart Stores, Inc.	668,182	$32,928,008
Whole Foods Market, Inc. (c)	38,400	2,451,456

		169,373,177

Semiconductors (0.6%)
Advanced Micro Devices, Inc. (b) (c)	131,942	2,806,406
Analog Devices, Inc.	96,557	3,072,444
Applied Materials, Inc.	391,719	6,811,993
Freescale Semiconductor, Inc., Class B (b)	102,509	4,031,679
JDS Uniphase Corp. (b) (c)	64,594	938,551
Micron Technology, Inc. (b)	198,268	2,864,973
Novellus Systems, Inc. (b)	35,821	990,451

		21,516,497

Services (1.1%)
Autodesk, Inc. (b)	60,162	2,210,954
eBay, Inc. (b)	319,176	10,255,125
Equifax, Inc.	34,951	1,329,187
Exelon Corp.	181,898	11,274,037
IMS Health, Inc.	54,774	1,525,456
Omnicom Group, Inc.	48,691	4,939,702
Paychex, Inc.	91,952	3,630,265
Robert Half International, Inc.	44,206	1,615,729
Ryder System, Inc.	16,805	884,783
Sabre Holdings, Inc. (c)	35,773	909,350

		38,574,588

Shelter (0.1%)
D. R. Horton, Inc.	72,000	1,686,960

Steel (0.3%)
Allegheny Teledyne, Inc.	30,075	2,367,805
Nucor Corp.	86,960	5,079,333
United States Steel Corp.	33,431	2,259,936

		9,707,074

Telecommunications (3.2%)
ADC Telecommunications, Inc. (b) (c)	24,227	346,688
ALLTEL Corp.	100,667	5,366,558
AT&T, Inc.	1,055,149	36,138,854
BellSouth Corp.	493,224	22,244,402
Ciena Corp. (b)	29,158	685,501

2006 Annual Report	97

Statement of Investments (Continued)

October 31, 2006

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
CenturyTel, Inc.	35,176	$1,415,482
Comverse Technology, Inc. (b) (c)	57,206	1,245,375
Embarq Corp.	39,235	1,897,012
Lucent Technologies, Inc. (b) (c)	1,217,532	2,958,603
QUALCOMM, Inc.	448,778	16,331,031
Qwest Communications International, Inc. (b)	434,730	3,751,720
Sprint Corp.	811,514	15,167,197
Univision Communications, Inc., Class A (b)	68,117	2,388,182
Windstream Corp.	115,882	1,589,901

		111,526,506

Television (0.4%)
CBS Corp. Class A (c)	100	2,897
CBS Corp., Class B (c)	207,737	6,011,909
Viacom, Inc., Class A (b) (c)	100	3,891
Viacom Inc., Class B (b)	193,837	7,544,136

		13,562,833

Tire & Rubber (0.0%)
Goodyear Tire & Rubber Co. (b) (c)	60,221	923,188

Tobacco (0.2%)
Reynolds American, Inc.	51,390	3,245,793
UST, Inc. (c)	43,681	2,339,554

		5,585,347

Trucking (0.6%)
United Parcel Service, Inc., Class B	293,616	22,123,966

Utilities (2.5%)
AES Corp. (The) (b)	179,693	3,951,449
Allegheny Energy, Inc. (b)	38,096	1,639,271
Ameren Corp. (c)	49,056	2,653,930
American Electric Power Co., Inc.	109,897	4,553,033
Centerpoint Energy, Inc. (c)	84,842	1,313,354
CMS Energy Corp. (b)	66,656	992,508
Consolidated Edison, Inc. (c)	70,026	3,385,757

	Shares or Principal Amount	Value

Utilities (continued)
Constellation Energy Group, Inc.	47,286	$2,950,646
Dominion Resources, Inc.	92,294	7,474,891
DTE Energy Co. (c)	50,491	2,293,806
Edison International	88,532	3,934,362
Entergy Corp.	58,176	4,993,246
FirstEnergy Corp.	89,600	5,272,960
FPL Group, Inc. (c)	109,832	5,601,432
NiSource, Inc.	68,358	1,590,691
PG&E Corp.	96,672	4,170,430
Pinnacle West Capital Corp. (c)	34,425	1,645,859
PPL Corp. (c)	96,662	3,336,772
Progress Energy, Inc.	67,451	3,102,746
Public Service Enterprise Group, Inc.	65,611	4,005,552
Southern Co.	194,649	7,085,224
TECO Energy, Inc. (c)	74,781	1,233,139
TXU Corp.	128,944	8,140,234
Xcel Energy, Inc. (c)	110,287	2,434,035

		87,755,327

Total Common Stocks		3,376,146,572

Repurchase Agreements (1.8%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $31,774,317 collateralized by U.S. Government Agency Mortgages with a market value of $32,405,204	$31,769,755	31,769,755
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $30,337,210 collateralized by U.S. Government Agency Mortgages with a market value of $30,939,563	30,332,854	30,332,854

Total Repurchase Agreements		62,102,609

98	Annual Report 2006

Short-Term Securities Held as Collateral for Securities on Loan (5.1%)

	Shares or Principal Amount	Value

ASIF Global Funding XV Medium Term Note, 5.38%, 11/01/06 (d)	13,006,059	$13,006,059
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $41,878,689, collateralized by U.S. Government Agency Mortgages with a market value of $ 42,709,951	41,872,501	41,872,501
Beta Finance Inc. Medium Term Note, 5.37%, 11/01/06 (d)	4,150,000	4,150,000
Comerica CD, 5.30%, 11/24/06 (d)	23,999,848	23,999,848
Deutsche Bank Financial Medium Term Note, 5.44%, 11/01/06 (d)	15,000,000	15,000,000
Dorada Finance Inc. Medium Term Note, 5.38%, 11/01/06 (d)	2,500,000	2,500,000
General Electric Capital Corp. Medium Term Note, 5.39%, 12/08/06 (d)	9,000,255	9,000,255
Islandsbanki HF Corp. Medium Term Note, 5.39%, 11/22/06 (d)	20,000,000	20,000,000
MacQuarie Bank Ltd. Medium Term Note, 5.34%, 11/21/06 (d)	19,998,846	19,998,846
Northern Rock Plc Medium Term Note, 5.46%, 12/11/06 (d)	1,000,000	1,000,000
Pacific Life Global Funding Medium Term Note, 5.45%, 01/26/07 (d)	20,000,000	20,000,000
Tango Finance Corp. Medium Term Note, 5.39%, 11/01/06 (d)	2,999,415	2,999,415
Unicredito Italiano Bank Plc Medium Term Note, 5.33%, 11/09/06 (d)	3,600,000	3,600,000

Total Short-Term Securities Held as Collateral for Securities on Loan		177,126,924

Total Investments (Cost $3,025,092,867) (a) —104.8%	$3,615,376,105

Liabilities in excess of other assets — (4.8)%	(165,022,508)

NET ASSETS — 100.0%	$3,450,353,597

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.
(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate reflected in effect on October 31, 2006. The maturity date represents the actual maturity date.

ADR	American Depositary Receipt

AN	Netherlands Antilles

BM	Bermuda

CA	Canada

PA	Panama

As of October 31, 2006 the Fund’s open long future contracts were as follows:

Number of Contracts	Long Contracts	Expiration	Market Value Covered by Securities	Unrealized Appreciation (Depreciation)
196	S&P 500	12/15/06	$67,776,800	$1,878,523

See notes to financial statements.

2006 Annual Report	99

Gartmore Small Cap Index Fund

Effective September 29, 2006, Merrill Lynch & Co., Inc. and BlackRock, Inc. completed a transaction to form a new asset management company involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (the subadviser to each of the Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund) and BlackRock, Inc. The result of the transaction is a new subadviser known as BlackRock Investment Management, LLC.

For the annual period ended Oct. 31, 2006, the Gartmore Small Cap Index Fund (Class A at NAV) returned 19.14% versus 19.98% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%. The underperformance of the Fund versus the Russell 2000 Index was primarily due to the expenses of the Fund.

The U.S. equity market posted strong gains during the reporting period. The positive returns resulted primarily from rallies in the first and third quarters of 2006, and in spite of a global equity market correction in the second quarter. Of particular note was the change of market capitalization leadership during the correction, with large-cap stocks leading small- and mid-cap stocks through the third-quarter rally. For the third quarter of 2006, the Russell 1000® Index of large-cap U.S. stocks returned 5.06% versus 0.44% for the Russell 2000® Index and 2.11% for the Russell MidCap® Index.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period from the exceptionally strong rates seen in previous years, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six 0.25% increments, bringing the target rate from 3.75% to 5.25% during the reporting period. The Federal Open Market Committee, however, held the rate steady at its August, September and October 2006 meetings. The third quarter of 2006 was the first quarterly period not to include an increase in the federal funds target rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly in late summer and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, the U.S. economy exhibited some evidence of a slowdown. Gross domestic product (GDP) rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% annual GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for U.S. consumer spending are uncertain, although consumption has held up well and most likely will be further supported by lower oil prices.

The portfolio is positioned such that the risk characteristics are similar to those of the Russell 2000® Index. The portfolio seeks to perform in line with the benchmark on a gross return basis.

Portfolio Managers:

BlackRock Investment Management, LLC—Subadviser: Debra L. Jelilian and Jeffery L. Russo, CFA

100	Annual Report 2006

Fund Performance	Gartmore Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	19.14%	12.96%	9.44%
	w/SC3	12.26%	11.63%	8.76%
Class B4	w/o SC2	18.38%	12.25%	9.08%
	w/SC5	13.38%	12.00%	9.08%
Class C6	w/o SC2	18.40%	12.27%	9.09%
	w/SC7	17.40%	12.27%	9.09%
Institutional Class[8]		19.60%	13.45%	9.79%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) would be deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	101

Shareholder Expense Example	Gartmore Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Gartmore Small Cap Index Fund		Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,004.00	$3.54	0.70%
	Hypothetical[1]	$1,000.00	$1,021.47	$3.57	0.70%
Class B	Actual	$1,000.00	$1,001.50	$6.56	1.30%
	Hypothetical[1]	$1,000.00	$1,018.45	$6.64	1.30%
Class C	Actual	$1,000.00	$1,000.60	$6.56	1.30%
	Hypothetical[1]	$1,000.00	$1,018.45	$6.64	1.30%
Institutional Class	Actual	$1,000.00	$1,006.60	$1.52	0.30%
	Hypothetical[1]	$1,000.00	$1,023.49	$1.53	0.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

102	Annual Report 2006

Portfolio Summary	Gartmore Small Cap Index Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	82.0%
Repurchase Agreements	17.3%
Other Investments*	17.7%
Liabilities in excess of other assets**	-17.0%

100.0%

Top Industries
Bank Holding Companies	7.5%
Real Estate Investment Trusts	5.5%
Computer Software & Services	3.5%
Retail	3.0%
Financial	2.9%
Oil & Gas	2.8%
Business Services	2.7%
Pharmaceuticals	2.6%
Semiconductors	2.3%
Apparel & Accessories	2.1%
Other Assets	65.1%

100.0%

Top Holdings***
Alexandria Real Estate Equities, Inc.	0.2%
Veritas DGC, Inc.	0.2%
Hologic, Inc.	0.2%
Time Warner Telecom, Inc.	0.2%
Polycom, Inc.	0.2%
Big Lots, Inc.	0.2%
Herman Miller, Inc.	0.1%
Phillips-Van Heusen Corp.	0.1%
Nationwide Health Properties, Inc.	0.1%
Acuity Brands, Inc.	0.1%
Other Assets	98.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.
***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	103

Statement of Investments

October 31, 2006

Gartmore Small Cap Index Fund

Common Stocks (82.0%)

	Shares or Principal Amount	Value

Advertising Services (0.2%)
24/7 Real Media, Inc. (b)	15,200	$150,480
Cross Media Marketing Corp. (b) (c)	100	0
Inventiv Health, Inc. (b)	11,600	331,760
Live Nation, Inc. (b)	27,000	574,020
SITEL Corp. (b)	13,200	56,760

		1,113,020

Aerospace & Defense (0.9%)
AAR Corp. (b) (d)	15,768	410,599
ARGON ST., Inc. (b) (d)	5,040	119,045
BE Aerospace, Inc. (b)	31,462	795,360
Curtiss-Wright Corp. (d)	17,448	590,440
Esterline Technologies Corp. (b) (d)	8,261	311,440
Gencorp, Inc. (b) (d)	22,774	298,339
HEICO Corp.	9,448	342,773
Herley Industries, Inc. (b)	9,535	140,737
Hexcel Corp. (b) (d)	33,775	546,817
Innovative Solutions and Support, Inc. (b) (d)	6,602	105,236
iRobot Corp. (b) (d)	2,700	55,377
K&F Industries Holdings, Inc. (b)	6,000	116,640
Kaman Corp., Class A	8,308	169,400
Moog, Inc., Class A (b)	13,163	490,980
Sequa Corp., Class A (b)	1,871	198,532
Taser International, Inc. (b) (d)	24,316	226,382
Teledyne Technologies, Inc. (b)	14,663	611,740
Transdigm Group, Inc. (b)	2,100	50,442
United Industrial Corp.	4,400	198,044

		5,778,323

Agricultural Products (0.3%)
Alico, Inc. (d)	1,300	80,600
Andersons, Inc. (The)	5,530	198,804
CF Industries Holdings, Inc.	18,300	362,706
Delta and Pine Land Co.	15,028	608,784
Maui Land & Pineapple Co., Inc. (b) (d)	637	19,524
UAP Holding Corp.	21,760	544,653

		1,815,071

	Shares or Principal Amount	Value

Airlines (0.5%)
AirTran Holdings, Inc. (b) (d)	32,919	$328,202
Alaska Air Group, Inc. (b)	14,588	585,708
ExpressJet Holdings, Inc. (b)	13,746	109,143
Frontier Airlines Holdings, Inc. (b) (d)	16,317	131,189
JetBlue Airways Corp. (b) (d)	71,100	893,017
Mesa Air Group, Inc. (b)	12,319	109,639
Republic Airways Holdings, Inc. (b)	9,600	171,552
SkyWest, Inc.	26,758	713,368

		3,041,818

Analytical Instruments (0.6%)
ArthroCare Corp. (b) (d)	11,107	448,834
Datascope Corp.	6,508	233,442
Haemonetics Corp. (b)	11,315	515,964
Illumina, Inc. (b)	16,835	740,067
Inverness Medical Innovations, Inc. (b) (d)	9,551	359,977
Molecular Devices Corp. (b)	7,886	158,824
Oyo Geospace Corp. (b)	2,000	113,840
Thoratec Corp. (b)	22,667	357,005
Ventana Medical Systems, Inc. (b) (d)	10,536	425,549
West Pharmaceutical Services, Inc.	11,192	470,512

		3,824,014

Apparel & Accessories (2.1%)
Aeropostale, Inc. (b)	20,566	602,789
Bebe Stores, Inc.	11,200	278,096
Brown Shoe Co., Inc.	10,503	409,197
Buckle, Inc. (The)	2,159	85,453
Charming Shoppes, Inc. (b)	51,110	756,428
Cherokee, Inc.	2,600	104,026
Columbia Sportswear Co. (b)	5,900	329,456
Crocs, Inc. (b)	5,100	202,062
Deb Shops, Inc. (d)	100	2,830
Deckers Outdoor Corp. (b)	4,578	243,412
dELiA*s, Inc. (b) (d)	7,407	67,256
DSW, Inc., Class A (b) (d)	7,465	258,289
Finish Line, Inc., Class A	16,974	219,983
G & K Services, Inc., Class A	7,322	279,041

104	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Apparel & Accessories (continued)
Guess?, Inc. (b)	7,215	$410,894
Hartmarx Corp. (b)	10,405	73,980
HOT Topic, Inc. (b)	18,738	189,441
Iconix Brand Group, Inc. (b)	15,900	296,376
J. Crew Group, Inc. (b)	10,090	311,176
Jos. A. Bank Clothiers, Inc. (b)	8,055	239,153
K-Swiss, Inc., Class A	11,781	416,105
Kellwood Co. (d)	10,867	332,530
Kenneth Cole Productions, Inc., Class A	5,070	128,930
Maidenform Brands, Inc. (b)	4,800	106,320
Oxford Industries, Inc.	5,528	291,768
Pacific Sunwear of California, Inc. (b)	30,960	545,515
Payless ShoeSource, Inc. (b)	24,914	666,450
Perry Ellis International, Inc. (b)	4,188	153,113
Phillips-Van Heusen Corp.	20,390	933,045
Shoe Carnival, Inc. (b)	4,300	123,066
Skechers U.S.A., Inc. (b)	4,985	149,002
Stage Stores, Inc.	9,901	320,891
Steven Madden Ltd.	8,998	388,174
Stride Rite Corp. (The)	12,712	187,502
Timberland Co, Class A (b)	18,000	519,300
True Religion Apparel, Inc. (b) (d)	6,100	132,248
Tween Brands, Inc. (b)	11,907	497,951
Under Armour, Inc. (b) (d)	9,130	423,176
UniFirst Corp.	5,043	181,800
Volcom, Inc. (b) (d)	6,700	219,492
Warnaco Group, Inc. (The) (b)	20,423	433,785
Wet Seal, Inc. (The) (b)	18,705	116,719
Weyco Group, Inc.	300	7,194
Wolverine World Wide, Inc.	20,346	577,013

		13,210,427

Appliances & Household Durables (0.1%)
Color Kinetics, Inc. (b) (d)	6,100	119,682
Middleby Corp. (b) (d)	3,135	282,494
National Presto Industries, Inc.	1,581	96,805

		498,981

Auto Parts & Equipment (1.0%)
A.S.V., Inc. (b) (d)	8,562	125,091
Accuride Corp. (b)	5,400	66,420

	Shares or Principal Amount	Value

Auto Parts & Equipment (continued)
Aftermarket Technology Corp. (b)	7,536	$141,601
American Axle & Manufacturing Holdings, Inc. (d)	17,645	330,844
ArvinMeritor, Inc.	27,979	420,245
Commercial Vehicle Group, Inc. (b)	5,800	119,480
Dollar Thrifty Automotive Group, Inc. (b)	8,500	341,360
Electro Rent Corp. (b)	4,400	72,732
Hayes Lemmerz International, Inc. (b) (c)	110	0
Lear Corp.	27,300	824,732
Lithia Motors, Inc., Class A	8,073	205,862
LKQ Corp. (b) (d)	15,700	363,298
McGrath Rentcorp (d)	6,706	181,062
Midas, Inc. (b)	5,600	115,528
Miller Industries, Inc. (b)	2,100	42,000
Modine Manufacturing Co.	13,340	317,625
Monro Muffler, Inc.	6,150	233,270
Navistar International Corp. (b)	24,500	679,384
Noble International Ltd.	4,005	71,329
Pep Boys — Manny, Moe & Jack (The)	17,883	253,581
Quantum Fuel Systems Technologies Worldwide, Inc. (b) (d)	15,000	26,100
Superior Industries International, Inc. (d)	11,985	202,547
Tenneco Automotive, Inc. (b)	16,670	378,409
Titan International, Inc. (d)	4,900	90,552
Visteon Corp. (b)	52,720	389,074
Wabash National Corp. (d)	11,940	167,518

		6,159,644

Bank Holding Companies (7.5%)
1st Source Corp. (d)	3,740	118,034
Alabama National Bancorp (d)	5,941	403,097
AMCORE Financial, Inc.	10,195	319,205
AmericanWest Bancorp (d)	6,180	129,286
Ameris Bancorp	6,228	173,823
Arrow Financial Corp. (d)	5,614	142,708
BancFirst Corp. (d)	2,400	119,400
Bancorp, Inc. (The) (b) (d)	2,705	65,055

2006 Annual Report	105

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
BancTrust Financial Group, Inc.	1,400	$34,314
Bank Mutual Corp. (d)	25,060	303,727
Bank of Granite Corp. (d)	4,984	93,450
Bank of the Ozarks, Inc. (d)	5,516	172,816
BankAtlantic Bancorp, Inc., Class A (d)	21,912	287,047
BankUnited Financial Corp.	13,874	374,182
Banner Corp.	5,987	260,195
Berkshire Hills Bancorp, Inc.	4,840	175,014
BFC Financial Corp. (b) (d)	8,775	51,597
Boston Private Financial Holdings, Inc.	15,565	430,217
Brookline Bancorp, Inc. (d)	27,885	371,707
Cadence Financial Corp. (d)	5,609	114,985
Calamos Asset Management, Inc., Class A	9,800	286,356
Camden National Corp. (d)	1,530	67,932
Capital City Bank Group, Inc. (d)	3,437	115,277
Capital Corp of the West (d)	2,860	86,515
Capitol Bancorp Ltd. (d)	3,985	186,976
Cardinal Financial Corp.	8,400	86,520
Cascade Bancorp (d)	10,175	370,981
Cathay Bancorp, Inc. (d)	21,213	730,787
Centennial Bank Holdings, Inc. (b) (d)	27,800	266,880
Center Financial Corp. (d)	6,280	151,725
Centerstate Banks Of Florida, Inc.	1,000	21,130
Charter Financial, Inc. (d)	200	9,502
Chemical Financial Corp. (d)	7,671	229,440
Chittenden Corp. (d)	16,191	477,473
Citizens Banking Corp. (d)	18,455	479,276
Citizens First Bancorp, Inc.	4,900	143,913
City Bank	2,437	130,964
City Holding Co.	7,062	276,830
Clifton Savings Bancorp, Inc. (d)	1,000	11,680
Coastal Financial Corp. (d)	4,131	56,388
CoBiz, Inc. (d)	4,474	101,112
Columbia Bancorp (d)	5,700	144,039
Columbia Banking System, Inc.	7,909	250,557
Community Bancorp, Inc. (b) (d)	3,900	113,139
Community Bank System, Inc. (d)	13,309	330,729
Community Banks, Inc. (d)	7,907	212,461
Community Trust Bancorp, Inc.	7,311	280,596

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Corus Bankshares, Inc. (d)	17,240	$353,937
CVB Financial Corp. (d)	20,037	291,138
Dime Community Bancshares (d)	12,764	178,058
Enterprise Financial Services Corp. (d)	1,500	50,805
F.N.B. Corp. (d)	22,489	380,739
Farmers Capital Bank Corp. (d)	720	25,963
Fidelity Bankshares, Inc.	10,671	423,425
First Bancorp	1,764	39,743
First Bancorp (d)	24,310	240,669
First Busey Corp. (d)	3,050	69,937
First Charter Corp. (d)	14,083	350,526
First Commonwealth Financial Corp. (d)	24,466	327,110
First Community Bancorp	10,617	567,691
First Community Bankshares, Inc. (d)	3,020	110,139
First Financial Bancorp (d)	15,746	255,715
First Financial Bankshares, Inc.	6,674	267,427
First Financial Corp. (d)	4,594	158,080
First Indiana Corp.	6,555	167,284
First Merchants Corp. (d)	5,855	145,263
First Midwest Bancorp, Inc.	20,652	785,395
First Niagara Financial Group, Inc.	46,190	661,441
First Place Financial Corp.	4,535	105,620
First Regional Bancorp (b) (d)	2,800	89,208
First Republic Bancorp, Inc.	9,538	371,410
First South Bancorp, Inc. (d)	1,660	51,875
First State Bancorp	8,481	211,262
FirstFed Financial Corp. (b) (d)	7,336	453,145
Firstmerit Corp.	32,900	763,937
Flag Financial Corp.	7,700	194,887
Flagstar Bancorp, Inc. (d)	11,695	175,776
Flushing Financial Corp.	10,350	182,057
FNB Corp. (d)	1,100	40,546
Franklin Bank Corp. (b) (d)	11,665	235,750
Frontier Financial Corp. (d)	16,014	464,566
GB&T Bancshares, Inc. (d)	3,325	73,416
Glacier Bancorp, Inc. (d)	10,842	378,603
Great Southern Bancorp, Inc. (d)	2,876	90,220
Greater Bay Bancorp	21,202	545,952
Greene County Bancshares, Inc.	3,000	113,100
Hancock Holding Co.	11,392	584,410

106	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Hanmi Financial Corp.	16,628	$355,340
Harbor Florida Bancshares, Inc.	8,319	377,766
Harleysville National Corp. (d)	10,075	215,202
Heartland Financial USA, Inc. (d)	3,350	96,011
Heritage Commerce Corp. (d)	6,200	151,776
HomeBanc Corp. (d)	16,847	88,447
Horizon Financial Corp.	3,750	87,300
Iberiabank Corp. (d)	3,825	225,063
Independent Bank Corp.	10,884	260,128
Independent Bank Corp.	5,110	171,134
Integra Bank Corp.	8,798	232,619
Interchange Financial Services Corp. (d)	4,375	99,838
International Bancshares Corp.	19,700	604,396
Intervest Bancshares Corp. (b) (d)	2,900	103,646
Investors Bancorp, Inc. (b) (d)	17,500	260,400
ITLA Capital Corp.	1,935	110,527
Kearny Financial Corp. (d)	6,500	104,000
KNBT Bancorp, Inc.	9,500	162,545
Lakeland Bancorp, Inc. (d)	3,811	50,915
Lakeland Financial Corp.	4,000	103,680
Macatawa Bank Corp. (d)	4,077	89,531
MAF Bancorp, Inc.	14,145	609,508
MB Financial, Inc. (d)	7,781	280,583
MBT Financial Corp. (d)	2,138	33,139
Mercantile Bank Corp.	4,060	161,060
MetroCorp Bancshares, Inc.	4,950	108,009
Mid-State Bancshares, Inc. (d)	7,800	233,922
Midwest Banc Holding, Inc. (d)	7,440	175,138
Nara Bancorp, Inc.	10,854	206,226
NASB Financial, Inc.	400	16,400
National Penn Bancshares, Inc. (d)	15,769	323,107
NBT Bancorp, Inc.	11,074	275,189
NewAlliance Bancshares, Inc. (d)	40,320	624,154
Northern Empire Bancshares (b) (d)	1,245	35,956
Northwest Bancorp, Inc. (d)	4,890	130,808
OceanFirst Financial Corp.	3,449	80,879
Old National Bancorp (d)	24,240	460,075
Old Second Bancorp, Inc. (d)	6,584	199,100
Omega Financial Corp. (d)	2,933	95,264
Oriental Financial Group, Inc. (d)	7,304	87,356
Pacific Capital Bancorp (d)	19,711	606,310

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Park National Corp. (d)	4,141	$419,856
Partners Trust Financial Group, Inc.	15,972	180,004
PennFed Financial Services, Inc.	3,140	57,650
Peoples Bancorp, Inc.	4,135	121,486
PFF Bancorp, Inc.	10,706	331,978
Pinnacle Financial Partners, Inc. (b) (d)	4,400	146,256
Placer Sierra Bancshares	6,400	151,808
Preferred Bank	2,400	140,568
PremierWest Bancorp (d)	2,485	41,798
PrivateBancorp, Inc.	8,002	328,642
Prosperity Bancshares, Inc. (d)	11,270	390,956
Provident Bankshares Corp.	13,423	485,107
Provident Financial Services, Inc.	27,006	495,290
Provident New York Bancorp (d)	13,975	197,607
R&G Financial Corp., Class B (d)	10,498	80,835
Renasant Corp. (d)	4,293	137,333
Republic Bancorp, Inc.	29,823	399,032
Republic Bancorp, Inc., Class A (d)	2,732	58,410
Rockville Financial, Inc.	3,500	51,625
Royal Bancshares of Pennsylvania, Inc., Class A	828	22,687
S&T Bancorp, Inc. (d)	10,201	345,304
S.Y. Bancorp, Inc. (d)	2,930	86,289
Sandy Spring Bancorp, Inc. (d)	4,556	167,023
Santander BanCorp (d)	342	6,395
Seacoast Banking Corporation of Florida (d)	4,225	112,174
Security Bank Corp.	3,000	72,690
Shore Bancshares, Inc. (d)	5,100	151,980
Sierra Bancorp	400	12,404
Signature Bank (b)	12,813	388,618
Simmons First National Corp., Class A	4,143	127,190
Smithtown Bancorp, Inc. (d)	4,700	133,292
Southside Bancshares, Inc. (d)	5,823	151,049
Southwest Bancorp, Inc.	7,200	195,192
Sterling Bancorp	9,426	183,618
Sterling Bancshares, Inc.	20,095	367,939
Sterling Financial Corp.	15,120	502,891
Sterling Financial Corp. (d)	8,765	202,296
Suffolk Bancorp (d)	3,483	121,661

2006 Annual Report	107

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holding Companies (continued)
Summit Bancshares, Inc.	5,675	$154,076
Sun Bancorp, Inc. (b) (d)	4,879	101,337
Superior Bancorp. (b) (d)	1,800	19,638
Susquehanna Bancshares, Inc. (d)	18,171	454,093
SVB Financial Group (b)	14,845	683,167
Taylor Capital Group, Inc.	2,000	69,700
Texas Capital Bancshares, Inc. (b)	11,320	226,853
Texas Regional Bancshares, Inc.	18,182	706,371
Texas United Bancshares, Inc.	4,800	162,000
Tierone Corp.	6,461	206,623
Tompkins Trustco, Inc. (d)	2,662	130,837
TriCo Bancshares	3,624	94,224
TrustCo Bank Corp. NY (d)	29,508	326,063
Trustmark Corp. (d)	19,620	621,169
U.S.B Holding Co., Inc. (d)	3,448	78,373
UCBH Holdings, Inc. (d)	39,375	674,888
UMB Financial Corp.	10,470	375,454
Umpqua Holdings Corp.	22,378	631,955
Union Bankshares Corp.	4,395	132,026
United Bankshares, Inc. (d)	14,765	563,875
United Community Banks, Inc.	11,476	360,805
United Community Financial Corp.	8,611	110,651
United Security Bancshares (d)	5,400	135,648
Univest Corporation of Pennsylvania (d)	2,580	78,226
Vineyard National Bancorp Co.	5,000	109,200
Virginia Commerce Bancorp, Inc. (b) (d)	7,879	160,416
Virginia Financial Group, Inc.	3,600	99,720
W Holding Co., Inc. (d)	37,680	214,399
Washington Trust Bancorp	4,240	114,819
Wauwatosa Holdings, Inc. (b) (d)	560	9,923
WesBanco, Inc. (d)	8,600	281,650
West America Bancorp, Inc. (d)	13,112	653,633
West Bancorp, Inc. (d)	5,512	100,980
West Coast Bancorp	4,800	157,920
Western Alliance Bancorp (b) (d)	3,600	122,328
Westfield Financial, Inc. (d)	100	3,356
Willow Grove Bancorp, Inc.	9,000	143,730
Wilshire Bancorp, Inc. (d)	7,996	158,161
Wintrust Financial Corp. (d)	10,897	525,889
Yardville National Bancorp (d)	3,468	138,234

		47,087,052

	Shares or Principal Amount	Value

Beverages & Alcoholic (0.0%)
Boston Beer Co., Inc., Class A (b)	4,955	$180,858

Biotechnology (1.1%)
American Oriental Bioengineering, Inc. (b) (d)	10,800	82,512
Arena Pharmaceuticals, Inc. (b) (d)	21,200	323,300
Cambrex Corp. (d)	8,724	204,142
Coley Pharmaceutical Group, Inc. (b)	3,600	41,508
Cotherix, Inc. (b) (d)	3,500	26,250
Cypress Bioscience, Inc. (b) (d)	15,420	121,510
Digene Corp. (b)	7,571	351,522
Diversa Corp. (b)	7,733	71,994
Enzo Biochem, Inc. (b) (d)	11,464	163,935
Exelixis, Inc. (b) (d)	27,440	266,168
Genitope Corp. (b) (d)	9,100	33,761
Genomic Health, Inc. (b)	3,600	58,680
Genta, Inc. (b) (d)	47,700	38,637
GTx, Inc. (b) (d)	1,200	13,356
Human Genome Sciences, Inc. (b) (d)	54,065	721,767
Idenix Pharmaceuticals, Inc. (b)	6,515	55,443
Integra LifeSciences Holdings (b) (d)	7,580	279,929
Lexicon Genetics, Inc. (b)	19,306	77,031
Luminex Corp. (b)	11,960	192,795
Maxygen, Inc. (b)	5,609	47,789
Medarex, Inc. (b) (d)	45,242	584,527
Monogram Biosciences, Inc. (b) (d)	59,900	109,018
Myogen, Inc. (b)	15,981	835,805
Myriad Genetics, Inc. (b) (d)	16,844	452,935
Nabi Biopharmaceuticals (b) (d)	20,751	136,542
Novavax, Inc. (b)	26,400	118,008
Nuvasive, Inc. (b)	14,600	343,246
Palomar Medical Technologies, Inc. (b) (d)	7,535	354,823
Sangamo BioSciences, Inc. (b) (d)	15,500	86,955
Sirna Therapeutics, Inc. (b)	9,400	118,722
SonoSite, Inc. (b) (d)	7,390	210,615
Threshold Pharmaceuticals, Inc. (b)	100	333
Zymogenetics, Inc. (b) (d)	12,654	203,097

		6,726,655

108	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Broadcast Media & Cable Television (0.9%)
Belo Corp. Class A	38,100	$667,511
Charter Communications, Inc., Class A (b) (d)	166,920	383,916
CKX, Inc. (b) (d)	15,200	208,240
Crown Media Holdings, Inc. (b) (d)	5,458	21,777
Cumulus Media, Inc. (b) (d)	20,594	220,768
Emmis Communications Corp. (b) (d)	13,047	161,000
Entravision Communications Corp. (b)	19,673	144,400
Fisher Companies, Inc. (b)	1,500	63,060
Journal Communications, Inc. (d)	12,620	147,654
Lee Enterprises, Inc.	19,900	567,747
Lin TV Corp., Class A (b)	14,100	115,902
Macrovision Corp. (b)	22,052	586,804
Martha Stewart Living Omnimedia, Inc.	9,508	201,570
Media General, Inc.	9,100	337,610
Mediacom Communications Corp. (b) (d)	19,741	164,837
Outdoor Channel Holdings, Inc. (b) (d)	1,800	25,164
Private Media Group, Inc. (b) (d)	2,600	9,750
Readers Digest Association, Inc. (The) (d)	38,810	558,088
Salem Communications Corp., Class A	3,200	42,528
Sinclair Broadcast Group, Inc., Class A	23,335	210,482
TiVo, Inc. (b)	30,479	194,761
ValueVision International, Inc., Class A (b) (d)	12,158	156,960
Westwood One, Inc.	32,800	259,448

		5,449,977

Business Services (2.7%)
Aaron Rents, Inc. (d)	14,801	368,249
ABM Industries, Inc. (d)	15,078	299,449
Access Integrated Technologies, Inc., Classs A (b) (d)	3,400	36,176
Administaff, Inc.	8,419	290,035
Advisory Board Co. (The) (b) (d)	8,300	458,326
ADVO, Inc.	12,592	369,701

	Shares or Principal Amount	Value

Business Services (continued)
AMN Healthcare Services, Inc. (b)	14,166	$358,258
BearingPoint, Inc. (b) (d)	68,315	569,064
CACI International, Inc., Class A (b)	10,700	615,677
Catalina Marketing Corp.	16,883	427,984
CBIZ, Inc. (b)	26,343	185,455
CDI Corp. (d)	6,521	154,156
Chemed Corp.	9,445	335,203
Ciber, Inc. (b)	18,854	129,150
Circor International, Inc.	4,285	141,276
Compass Diversified Trust	7,400	125,282
Comsys IT Partners, Inc. (b)	7,890	162,929
Consolidated Graphics, Inc. (b)	5,114	317,937
CoStar Group, Inc. (b) (d)	7,365	348,733
CRA International, Inc. (b) (d)	4,931	250,643
Dyncorp International, Inc. (b)	5,600	58,800
First Consulting Group, Inc. (b)	10,900	117,829
FTD Group, Inc. (b)	5,100	81,345
Gartner Group, Inc. (b)	19,726	366,904
Gevity HR, Inc. (d)	11,553	261,098
GSI Commerce, Inc. (b) (d)	12,123	218,578
Heartland Payment Systems, Inc. (d)	3,500	93,520
Heidrick & Struggles International, Inc. (b)	8,355	341,469
Hudson Highland Group, Inc. (b) (d)	12,550	146,710
Huron Consulting Group, Inc. (b)	7,700	307,692
Hypercom Corp. (b)	21,030	136,485
I2 Technologies, Inc. (b)	7,500	151,575
IHS, Inc. (b)	7,100	245,447
Infocrossing, Inc. (b)	8,635	109,060
Jack Henry & Associates, Inc. (d)	31,635	689,326
Kelly Services, Inc., Class A	9,240	265,927
Korn/Ferry International (b)	15,079	333,397
LECG Corp. (b)	6,800	133,892
Marchex, Inc., Class B (b) (d)	7,000	99,260
Marlin Business Services, Inc. (b) (d)	2,100	48,531
MAXIMUS, Inc. (d)	9,322	260,177
MicroStrategy, Inc. (b)	4,186	499,599
Modis Professional Services, Inc. (b)	38,526	587,521

2006 Annual Report	109

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
Navigant Consulting Co. (b) (d)	16,269	$289,751
NCO Group, Inc. (b)	11,238	302,976
NetRatings, Inc. (b)	4,046	70,400
On Assignment, Inc. (b)	13,600	154,360
Online Resources Corp. (b)	7,400	77,404
Paxar Corp. (b)	12,816	256,576
PeopleSupport, Inc. (b)	9,300	182,187
Phase Forward (b)	11,200	155,456
Polycom, Inc. (b)	35,700	978,179
Portfolio Recovery Associates, Inc. (b) (d)	7,222	336,690
Prepaid Depot, Inc. (d)	3,550	150,698
PriceSmart, Inc. (b)	600	10,194
Resources Connection, Inc. (b) (d)	19,355	560,134
Spherion Corp. (b)	21,467	155,636
SRA International, Inc., Class A (b)	13,200	423,060
StarTek, Inc.	6,062	82,686
TeleTech Holdings, Inc. (b)	11,811	229,252
Terremark Worldwide, Inc. (b) (d)	8,790	46,851
Viad Corp.	7,085	261,791
Watson Wyatt & Co. Holdings	16,185	730,752

		16,952,858

Capital Goods (0.6%)
American Greetings Corp., Class A (d)	22,800	545,148
Lawson Products, Inc. (d)	1,424	68,936
Lifetime Brands, Inc. (d)	5,738	117,572
Lindsay Manufacturing Co. (d)	5,528	181,816
Nu Skin Enterprises, Inc.	22,498	430,162
Parlux Fragrances, Inc. (b) (d)	7,050	48,857
Regal-Beloit Corp.	11,136	550,675
Robbins & Myers, Inc.	6,123	235,674
Technitrol, Inc.	14,031	353,862
Tecumseh Products Co. (b) (d)	8,801	147,857
Texas Industries, Inc. (d)	9,928	616,528
Vicor Corp.	5,888	70,067
Yankee Candle Co., Inc.	17,338	586,891

		3,954,045

Chemicals (1.2%)
A. Schulman, Inc. (d)	12,208	295,556
American Vanguard Corp. (d)	4,133	65,384

	Shares or Principal Amount	Value

Chemicals (continued)
Arch Chemicals, Inc. (d)	9,530	$318,874
Balchem Corp. (d)	2,210	49,416
Cabot Microelectronics Corp. (b) (d)	10,332	294,979
Ferro Corp.	19,617	386,847
Georgia Gulf Corp.	13,676	292,530
H.B. Fuller Co.	23,400	580,086
Hercules, Inc. (b)	42,668	776,557
Innospec, Inc.	3,772	126,287
MacDermid, Inc.	8,800	294,360
Minerals Technologies, Inc.	7,935	437,695
NewMarket Corp.	7,175	461,353
NL Industries, Inc. (d)	2,628	29,171
Olin Corp.	24,698	427,275
OM Group, Inc. (b)	10,300	587,099
Pioneer Cos., Inc. (b)	4,040	103,626
PolyOne Corp. (b)	33,388	273,782
Rockwood Holdings, Inc. (b)	11,300	263,403
Schawk, Inc., Class A (d)	7,145	134,683
Spartech Corp.	13,288	364,091
Symyx Technologies, Inc. (b)	13,959	342,693
Terra Industries, Inc. (b) (d)	32,600	302,854
Tronox, Inc.	2,700	35,370
Tronox, Inc., Class B	13,200	172,656
W.R. Grace & Co. (b)	23,500	314,900
Zoltek Cos., Inc. (b) (d)	6,800	170,476

		7,902,003

Circuit Boards (0.2%)
Micrel, Inc. (b)	24,558	274,067
Park Electrochemical Corp.	9,563	293,775
RF Micro Devices, Inc. (b) (d)	78,856	575,649

		1,143,491

Coal (0.1%)
Alpha Natural Resources, Inc. (b) (d)	18,500	294,335
International Coal Group, Inc (b) (d)	39,300	203,967
James River Coal Co. (b)	8,100	94,446
Westmoreland Coal Co. (b)	1,000	22,900

		615,648

110	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Commercial Services (0.0%)
Providence Service Corp. (b)	6,375	$175,249

Communications Equipment (0.5%)
Anixter International, Inc. (b) (d)	13,785	823,791
Audiovox Corp. (b)	6,488	85,123
Gray Television, Inc. (d)	21,258	137,114
Harmonic, Inc. (b)	25,684	208,297
Inter-Tel, Inc. (d)	8,351	172,782
LodgeNet Entertainment Corp. (b)	7,689	176,847
Oplink Communications, Inc. (b)	7,756	153,569
Sonus Networks, Inc. (b) (d)	94,650	495,020
Standard Microsystems Corp. (b)	9,861	304,015
Stratex Networks, Inc. (b) (d)	35,000	163,450
Superior Essex, Inc. (b)	8,645	324,101

		3,044,109

Computer Equipment (0.5%)
Analogic Corp.	6,284	350,710
Avocent Corp. (b)	21,300	781,923
Gateway, Inc. (b) (d)	89,861	150,966
Hutchinson Technology, Inc. (b)	11,596	268,447
Komag, Inc. (b) (d)	12,706	486,005
McData Corp. (b) (d)	61,280	347,458
Palm, Inc. (b) (d)	37,485	575,395
Rackable Systems, Inc. (b) (d)	12,145	376,616

		3,337,520

Computer Integrated Systems Design (0.9%)
Adaptec, Inc. (b)	44,830	203,080
Brady Corp., Class A (d)	16,789	621,193
DealerTrack Holdings, Inc. (b) (d)	2,300	58,627
Digital River, Inc. (b)	15,288	884,411
Eclipsys Corp. (b)	20,037	424,584
eSPEED, Inc., Class A (b) (d)	8,611	84,904
Foundry Networks, Inc. (b)	59,100	748,206
Integral Systems, Inc. (d)	3,045	81,302
MTS Systems Corp.	7,956	264,855
Netscout Systems, Inc. (b) (d)	5,700	46,113
Parametric Technology Corp. (b)	45,695	892,879
RadiSys Corp. (b)	9,860	180,734
SafeNet, Inc. (b)	9,950	212,930
Sapient Corp. (b)	28,262	154,028
Tekelec (b) (d)	24,610	362,998
WebEx Communications, Inc. (b)	15,929	612,470

		5,833,314

	Shares or Principal Amount	Value

Computer Software & Services (3.5%)
3Com Corp. (b)	159,290	$774,149
3D Systems Corp. (b) (d)	2,800	47,068
Actuate Corp. (b)	13,500	70,470
Advent Software, Inc. (b) (d)	8,093	299,603
Agile Software Corp. (b)	20,196	136,121
Agilysys, Inc.	12,485	185,153
Altiris, Inc. (b)	10,369	233,406
Ansys, Inc. (b)	13,136	604,256
Aspen Technologies, Inc. (b)	17,939	179,749
Avid Technology, Inc. (b) (d)	17,300	624,876
Blackbaud, Inc.	14,994	374,850
Borland Software Corp. (b)	26,846	148,190
Bottomline Technologies, Inc. (b)	10,600	102,608
Chordiant Software, Inc. (b)	19,500	61,425
Cognet Communications Group, Inc. (b)	10,200	144,432
Computer Programs & Systems, Inc.	4,860	166,212
Covansys Corp. (b)	10,192	238,493
Cybersource Corp. (b)	10,600	108,650
Dendrite International, Inc. (b)	12,805	133,812
Digital Insight Corp. (b)	14,671	451,573
Digitas, Inc. (b)	38,036	401,660
Echelon Corp. (b) (d)	10,687	90,091
Electronics For Imaging, Inc. (b)	24,333	575,232
Emageon, Inc. (b) (d)	9,100	145,145
Epicor Software Corp. (b)	20,989	294,476
EPIQ Systems, Inc. (b) (d)	7,617	116,388
eResearch Technology, Inc. (b) (d)	19,589	161,022
Extreme Networks, Inc. (b)	55,062	209,236
FalconStor Software, Inc. (b) (d)	8,699	68,374
Hyperion Solutions Corp. (b)	24,300	908,820
iGATE Corp. (b)	3,100	17,515
Informatica Corp. (b)	30,753	381,030
Iris International, Inc. (b) (d)	8,200	98,318
JDA Software Group, Inc. (b)	10,429	153,411
Keane, Inc. (b) (d)	15,332	177,698
Kenexa Corp. (b)	7,400	237,762
L-1 Identity Solutions, Inc. (b)	27,048	387,057
Lawson Software, Inc. (b)	42,040	320,345
Magma Design Automation, Inc. (b) (d)	9,098	84,702

2006 Annual Report	111

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
ManTech International Corp., Class A (b)	5,096	$173,570
MapInfo Corp. (b)	6,900	92,667
Maxwell Technologies, Inc. (b) (d)	7,700	138,215
Mentor Graphics Corp. (b)	31,900	538,153
Mercury Computer Systems, Inc. (b)	8,353	102,909
Neoware Systems, Inc. (b) (d)	9,200	110,124
NETGEAR, Inc. (b) (d)	14,430	386,724
Nuance Communications, Inc. (b) (d)	46,832	540,441
Open Solutions, Inc. (b)	9,400	351,278
Opnet Technologies, Inc. (b)	6,500	95,030
Packeteer, Inc. (b)	13,829	155,023
PDF Solutions, Inc. (b) (d)	5,400	76,410
PlxTech, Inc. (b)	7,300	90,593
QAD, Inc.	2,300	18,998
Quantum Corp. (b)	57,802	126,008
Quest Software, Inc. (b)	28,862	425,137
Radiant Systems, Inc. (b) (d)	12,035	132,505
RealNetworks, Inc. (b)	42,528	466,957
Renaissance Learning, Inc. (d)	1,365	20,257
Safeguard Scientifics, Inc. (b) (d)	30,100	73,444
SI International, Inc. (b)	5,128	170,044
Sigma Designs, Inc. (b) (d)	11,500	241,500
Smith Micro Software, Inc. (b)	9,100	154,791
SonicWall, Inc. (b)	27,051	284,036
SPSS, Inc. (b)	8,773	242,749
Stratasys, Inc. (b) (d)	5,500	153,340
Sybase, Inc. (b)	37,000	900,950
Sykes Enterprises, Inc. (b)	13,267	269,187
Synaptics, Inc. (b) (d)	9,957	282,381
SYNNEX Corp. (b)	2,800	62,860
Syntel, Inc. (d)	1,340	33,567
Take-Two Interactive Software, Inc. (b) (d)	28,700	401,513
Taleo Corp., Class A (b)	6,900	77,556
TALX Corp. (d)	14,320	348,262
THQ, Inc. (b)	26,441	795,081
Tibco Software, Inc. (b)	86,260	797,905
Tradestation Group, Inc. (b)	8,300	129,895
Transaction Systems Architects, Inc. (b) (d)	14,496	488,660

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Trident Microsystems, Inc. (b)	22,673	$479,307
Tyler Technologies, Inc. (b) (d)	10,800	153,252
Ulticom, Inc. (b) (d)	3,540	35,400
Ultimate Software Group, Inc. (The) (b) (d)	11,100	274,614
VA Software Corp. (b)	16,000	64,800
Vasco Data Security International, Inc. (b) (d)	8,600	99,674
Verint Systems, Inc. (b)	4,200	137,508
Vignette Corp. (b)	12,631	205,885
webMethods, Inc. (b)	24,660	185,443
WebSideStory, Inc. (b) (d)	8,300	108,315
Wind River Systems, Inc. (b) (d)	30,846	338,689
Witness Systems, Inc. (b)	15,300	271,422
Zoran Corp. (b)	17,859	248,597

		22,465,004

Construction & Building Materials (1.1%)
AMCOL International Corp. (d)	10,250	269,678
Brookfield Homes Corp. (d)	5,947	192,980
Builders FirstSource, Inc. (b)	4,300	68,026
Cavco Industries, Inc. (b)	3,500	117,530
Ceradyne, Inc. (b) (d)	10,440	430,650
Comfort Systems USA, Inc.	12,075	140,191
Drew Industries, Inc. (b) (d)	5,798	157,416
ElkCorp (d)	8,644	217,137
Genlyte Group, Inc. (The) (b)	9,913	765,877
Granite Construction, Inc.	13,805	719,240
H&E Equipment Services, Inc. (b) (d)	4,900	131,467
Home Solutions Of America, Inc. (b) (d)	18,800	110,168
Hovnanian Enterprises, Inc., Class A (b) (d)	20,500	632,425
Infrasource Services, Inc. (b)	9,400	183,958
Integrated Electrical Services, Inc. (b)	5,000	85,650
Kronos Worldwide, Inc.	1,152	34,353
Layne Christensen Co. (b) (d)	4,740	139,688
LSI Industries, Inc.	6,575	118,021
Meritage Corp. (b) (d)	9,400	430,332
NCI Building Systems, Inc. (b)	8,794	526,321
Omnova Solutions, Inc. (b) (d)	8,900	38,982

112	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (continued)
Orleans Homebuilders, Inc. (d)	600	$6,936
Simpson Manufacturing Co., Inc. (d)	15,818	449,073
Sterling Construction Co., Inc. (b)	3,500	73,255
Technical Olympic USA, Inc. (d)	4,925	54,668
Trex Co., Inc. (b) (d)	4,500	118,890
U.S. Concrete, Inc. (b)	18,200	115,024
Universal Display Corp. (b) (d)	7,800	90,090
Washington Group International, Inc.	12,075	683,687

		7,101,713

Consulting Services (0.0%)
Diamond Management & Technology Consultants, Inc. (b) (d)	14,500	157,180
Perficient, Inc. (b)	8,600	144,222

		301,402

Consumer Durables (0.6%)
Blyth, Inc.	9,020	215,758
Central Garden & Pet Co. (b) (d)	9,345	466,970
Chattem, Inc. (b)	7,926	336,221
CNS, Inc.	6,300	233,415
Coca-Cola Bottling Co.	1,200	75,576
Elizabeth Arden, Inc. (b)	9,107	158,826
Greif Bros Corp., Class A	7,165	671,432
Pilgrim’s Pride Corp.	14,400	359,712
Playtex Products, Inc. (b) (d)	18,200	253,708
Prestige Brands Holdings, Inc. (b)	9,600	113,280
Revlon Co., Inc. (b)	78,410	104,285
Russ Berrie & Co., Inc. (b) (d)	4,057	61,504
Silgan Holdings, Inc.	7,696	318,384
Spectrum Brands, Inc. (b)	13,300	129,276
Tupperware Corp.	26,238	557,033

		4,055,380

Data Processing & Reproduction (0.3%)
Convera Corp. (b) (d)	6,200	31,062
CSG Systems International, Inc. (b)	20,087	541,947
eFunds Corp. (b) (d)	16,593	411,506
Global Cash Access, Inc. (b)	10,100	161,095

	Shares or Principal Amount	Value

Data Processing & Reproduction (continued)
infoUSA, Inc.	11,600	$127,484
Intermec, Inc. (b)	18,891	426,937
Pegasystems, Inc. (d)	800	7,688

		1,707,719

Distribution (0.6%)
Actuant Corp.	10,730	550,878
Brightpoint, Inc. (b)	20,560	248,776
Central European Distribution Corp. (b) (d)	13,795	350,117
Core-Mark Holding Co., Inc. (b)	2,400	76,800
Interline Brands, Inc. (b)	8,600	205,884
Keystone Automotive Industries, Inc. (b) (d)	7,645	294,027
Owens & Minor, Inc.	14,492	456,643
ScanSource, Inc. (b) (d)	8,420	264,304
United Stationers, Inc. (b)	13,201	630,348
Watsco, Inc. (d)	11,133	554,423

		3,632,200

Drugs (1.0%)
ABIOMED, Inc. (b) (d)	6,311	89,616
Adolor Corp. (b)	18,962	259,969
Akorn, Inc. (b)	9,400	41,172
Alkermes, Inc. (b)	32,557	546,958
Alpharma, Inc.	14,548	321,074
ARIAD, Inc. (b) (d)	24,614	107,071
Bentley Pharmaceuticals, Inc. (b) (d)	6,649	83,445
Bio-Rad Laboratories, Inc., Class A (b)	6,415	470,989
BioCryst Pharmaceuticals, Inc. (b) (d)	9,800	116,326
Caraco Pharmaceutical Laboratories Ltd. (b)	800	9,152
Combinatorx, Inc. (b) (d)	5,700	43,776
Connetics Corp. (b)	16,034	273,219
CV Therapeutics, Inc. (b) (d)	19,844	256,980
Decode Genetics, Inc. (b) (d)	18,274	97,218
Hi-Tech Pharmacal Co., Inc. (b) (d)	4,500	67,860
Incyte Genomics, Inc. (b) (d)	33,329	158,646
InterMune, Inc. (b)	12,383	273,664
K-V Pharmaceutical Co., Class A (b) (d)	16,823	375,489

2006 Annual Report	113

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Drugs (continued)
Martek Biosciences Corp. (b) (d)	12,805	$303,735
NBTY, Inc. (b)	21,960	610,927
NPS Pharmaceuticals, Inc. (b)	22,607	106,705
OSI Pharmaceuticals, Inc. (b)	22,900	876,612
Par Pharmaceutical Cos, Inc. (b)	14,795	288,355
Quidel Corp. (b)	7,700	119,504
Rigel Pharmaceuticals, Inc. (b) (d)	8,574	94,914
Tanox, Inc. (b) (d)	8,455	113,551

		6,106,927

Educational Services (0.5%)
Ambassadors Groups, Inc.	6,000	164,340
Blackboard, Inc. (b) (d)	11,000	304,810
Bright Horizons Family Solutions, Inc. (b) (d)	10,356	397,878
Corinthian Colleges, Inc. (b)	34,300	420,175
DeVry, Inc. (b) (d)	21,890	533,022
Educate, Inc. (b)	3,200	24,480
INVESTools, Inc. (b)	14,000	179,200
Leapfrog Enterprises, Inc. (b)	9,340	90,038
Strayer Education, Inc.	6,004	679,171
Universal Technical Institute, Inc. (b) (d)	7,968	159,201

		2,952,315

Electrical Equipment (0.8%)
ANADIGICS, Inc. (b) (d)	23,400	189,072
Avista Corp.	20,976	539,922
Bel Fuse, Inc., Class B (d)	3,249	115,729
Capstone Turbine Corp. (b) (d)	24,400	38,552
Cleco Corp.	20,132	517,392
DSP Group, Inc. (b)	12,048	261,683
El Paso Electric Co. (b)	17,631	411,860
EMCOR Group, Inc. (b)	11,960	707,435
Encore Wire Corp. (b) (d)	9,846	264,660
Energy Conversion Devices, Inc. (b) (d)	15,285	562,336
Evergreen Solar, Inc. (b) (d)	26,610	231,507
II-VI Corp. (b)	7,784	190,552
ITC Holdings Corp.	4,500	159,840
Lamson & Sessions Co. (b) (d)	6,100	133,468
Measurement Specialties, Inc. (b) (d)	3,631	79,410

	Shares or Principal Amount	Value

Electrical Equipment (continued)
Plug Power, Inc. (b) (d)	32,589	$130,030
Power-One, Inc. (b)	24,200	165,528
RAE Systems, Inc. (b) (d)	7,100	27,406
Tripath Imaging, Inc. (b) (d)	10,357	94,663
Triumph Group, Inc.	7,205	346,921

		5,167,966

Electronics (1.0%)
Aeroflex, Inc. (b)	26,114	282,031
American Science & Engineering, Inc. (b) (d)	4,130	217,362
Ansoft Corp. (b)	6,500	173,290
Badger Meter, Inc. (d)	3,500	88,305
Belden CDT, Inc.	15,652	566,602
Coherent, Inc. (b)	13,404	432,011
Comtech Group Inc. (b)	7,400	124,912
Daktronics, Inc. (d)	16,072	381,067
Directed Electronics, Inc. (b)	5,650	77,688
Eagle Test Systems, Inc. (b) (d)	4,500	79,200
EDO Corp.	6,479	154,913
Electro Scientific Industries, Inc. (b)	13,654	272,397
FLIR Systems, Inc. (b) (d)	28,200	900,708
Graftech International Ltd. (b) (d)	34,016	205,797
International DisplayWorks, Inc. (b)	20,500	131,405
Itron, Inc. (b) (d)	10,494	571,293
LoJack Corp. (b) (d)	8,900	177,644
Methode Electronics, Inc.	13,000	143,910
Mobility Electronics, Inc. (b) (d)	13,500	38,880
Multi-Fineline Electronix, Inc. (b) (d)	2,200	53,130
Rogers Corp. (b)	5,853	409,534
TTM Technologies, Inc. (b)	18,771	228,068
Watts Industries, Inc., Class A (d)	11,230	417,981
Zygo Corp. (b)	6,300	109,116

		6,237,244

Engineering Services (0.0%)
ENGlobal Corp. (b)	2,100	12,516

Entertainment (0.5%)
Carmike Cinemas, Inc. (d)	7,115	141,944
Dover Downs Entertainment, Inc.	7,143	101,216

114	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Entertainment (continued)
Dover Motorsports, Inc. (d)	5,612	$29,631
Gaylord Entertainment Co. (b) (d)	16,136	750,970
Gemstar-TV Guide International, Inc. (b)	82,600	287,448
Magna Entertainment Corp., Class A (b)	14,961	78,545
Marvel Entertainment, Inc. (b) (d)	18,750	475,313
Midway Games, Inc. (b) (d)	12,537	107,317
Multimedia Games, Inc. (b) (d)	12,143	114,023
Pinnacle Entertainment, Inc. (b)	18,666	564,833
Shuffle Master, Inc. (b) (d)	13,765	385,145
Six Flags, Inc. (b) (d)	28,400	161,880
Steinway Musical Instruments, Inc. (b)	2,300	68,218
World Wrestling Federation Entertainment, Inc.	10,269	171,184

		3,437,667

Fiber Optics (0.2%)
Avanex Corp. (b)	51,600	82,044
C-Cor.net Corp. (b) (d)	19,100	190,809
MRV Communications, Inc. (b) (d)	52,295	178,849
Newport Corp. (b)	13,945	301,490
Sycamore Networks, Inc. (b) (d)	63,218	237,068

		990,260

Financial (2.9%)
Accredited Home Lenders Holding Co. (b)	9,192	281,275
Advanta Corp., Class B	8,355	327,850
Anchor BanCorp Wisconsin, Inc. (d)	7,317	212,486
Anworth Mortgage Asset Corp.	15,700	142,556
Apollo Investment Corp.	33,772	728,124
Ares Capital Corp. (d)	22,271	412,685
Asset Acceptance Capital Corp. (b)	5,945	105,880
ASTA Funding, Inc. (d)	5,245	178,540
Aventine Renewable Energy Holdings, Inc. (b) (d)	14,010	344,646
BankFinancial Corp. (d)	8,100	146,853
Bankrate, Inc. (b) (d)	4,455	142,337
BISYS Group, Inc. (The) (b)	50,700	559,728
Capital Southwest Corp. (d)	515	61,723
Cass Information Systems, Inc. (d)	900	33,669

	Shares or Principal Amount	Value

Financial (continued)
Central Pacific Financial Corp.	13,105	$482,133
Charter Municipal Mortgage Acceptance Co. (d)	18,121	368,762
Clayton Holdings, Inc. (b)	3,400	47,838
Cohen & Steers, Inc. (d)	3,150	109,872
CompuCredit Corp. (b) (d)	9,351	325,041
Credit Acceptance Corp. (b) (d)	2,168	72,541
Deluxe Corp.	22,000	498,740
Dollar Financial Corp. (b)	6,100	141,642
Doral Financial Corp. (d)	40,280	185,288
Downey Financial Corp. (d)	8,900	613,032
Euronet Worldwide, Inc. (b) (d)	14,738	438,013
Federal Agricultural Mortgage Corp.	5,200	136,760
Financial Federal Corp. (d)	10,223	281,337
First Cash Financial Services, Inc. (b)	12,005	259,428
First Financial Holdings, Inc.	4,200	151,746
Friedman, Billings, Ramsey Group, Inc.	54,900	418,887
GAMCO, Investors, Inc., Class A (d)	3,168	125,453
GFI Group, Inc. (b)	4,910	283,160
Gladstone Capital Corp. (d)	5,528	130,903
Gladstone Investment Corp. (d)	4,400	64,460
Greenhill & Co., Inc. (d)	7,000	475,580
Harris & Harris Group, Inc. (b) (d)	9,810	137,046
Interactive Data Corp. (b)	11,200	255,808
International Securities Exchange, Inc. (d)	14,230	730,711
Irwin Financial Corp. (d)	8,045	178,358
Jackson Hewitt Tax Service, Inc.	14,300	494,780
Knight Capital Group, Inc. (b)	41,575	775,374
Labranche & Co., Inc. (b) (d)	18,406	163,261
MainSource Financial Group, Inc. (d)	7,940	144,349
Marketaxess Holdings, Inc. (b) (d)	12,400	139,500
MCG Capital Corp. (d)	23,498	421,084
Medallion Financial Corp.	9,100	108,745
Morningstar, Inc. (b)	3,900	159,588
MVC Capital, Inc. (d)	3,400	44,472
National Financial Partners Corp.	15,601	614,679
Net 1 UEPS Technologies, Inc. (b) (d)	18,300	450,729

2006 Annual Report	115

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Financial (continued)
NGP Capital Resources Co. (d)	9,463	$146,677
Novastar Financial, Inc. (d)	11,667	372,411
Ocwen Financial Corp. (b) (d)	15,360	240,384
optionsXpress Holdings, Inc.	7,100	220,668
Penson Worldwide, Inc. (b)	4,700	114,304
Piper Jaffray Companies, Inc. (b) (d)	7,979	551,748
Resource America, Inc., Class A	5,305	122,068
Rewards Network, Inc. (b)	5,500	31,130
Royal Gold, Inc. (d)	9,075	267,168
Sanders Morris Harris Group, Inc. (d)	4,153	48,839
SCBT Financial Corp. (d)	1,727	71,239
State National Bankshares, Inc.	2,545	97,168
Stifel Financial Corp. (b) (d)	3,033	109,036
SWS Group, Inc.	5,550	154,235
Technology Investment Capital Corp.	6,400	97,344
Thomas Weisel Partners Group, Inc. (b) (d)	4,230	67,722
TNS, Inc. (b)	11,900	196,588
United Panam Financial Corp. (b) (d)	5,700	74,100
Value Line, Inc.	100	5,343
Waddell & Reed Financial, Inc.	35,240	898,619
World Acceptance Corp. (b)	8,134	406,619
WSFS Financial Corp.	3,009	193,900

		18,594,762

Firearms & Ammunition (0.0%)
Smith & Wesson Holding Corp. (b) (d)	12,000	164,400

Food & Related (1.1%)
Aurora Foods, Inc. (b) (c)	100	0
Chiquita Brands International, Inc.	18,675	255,848
Darling International, Inc. (b)	18,900	80,892
Diamond Foods, Inc. (d)	7,200	122,616
Farmer Brothers Co.	1,100	24,816
Flowers Foods, Inc.	19,063	517,942
Gold Kist, Inc. (b)	20,985	415,713
Great Atlantic & Pacific Tea Co., Inc.	8,257	228,471

	Shares or Principal Amount	Value

Food & Related (continued)
Green Mountain Coffee, Inc. (b) (d)	800	$31,656
Hain Celestial Group, Inc. (b)	13,793	389,376
Imperial Sugar Co. (d)	5,400	143,262
J & J Snack Foods Corp.	4,284	143,128
Jones Soda Co. (b)	11,000	108,240
Krispy Kreme Doughnuts, Inc. (b) (d)	18,963	203,852
Lance, Inc. (d)	11,816	230,648
MGP Ingredients, Inc.	4,500	101,025
National Beverage Corp.	2,810	32,175
NuCo2, Inc. (b) (d)	7,075	197,959
Peet’s Coffee & Tea, Inc. (b) (d)	7,082	189,444
Performance Food Group Co. (b) (d)	15,251	443,347
Premium Standard Farms, Inc.	8,300	159,692
Ralcorp Holding, Inc. (b)	10,523	520,361
Red Robin Gourmet Burgers (b) (d)	7,659	369,470
Ryan’s Restaurant Group, Inc. (b)	14,629	237,136
Sanderson Farms, Inc. (d)	7,859	208,499
Seaboard Corp. (d)	100	141,200
Sensient Technologies Corp.	17,154	395,400
Tejon Ranch Co. (b) (d)	3,143	152,436
Tootsie Roll Industries, Inc. (d)	11,774	374,178
Treehouse Foods, Inc. (b)	11,820	299,755

		6,718,537

Furniture (0.4%)
American Woodmark Corp. (d)	5,535	204,740
Ethan Allen Interiors, Inc. (d)	13,500	480,869
Furniture Brands International, Inc. (d)	18,435	342,891
Hooker Furniture Corp. (d)	2,075	29,341
Kimball International, Inc., Class B	11,948	296,908
La-Z-Boy, Inc. (d)	20,600	252,350
Sealy Corp.	4,500	63,315
Select Comfort Corp. (b) (d)	21,404	457,618
Stanley Furniture Co., Inc. (d)	4,884	107,985
Tempur-Pedic International, Inc. (b) (d)	16,900	333,606

		2,569,623

116	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Gambling – Non-Hotel Casinos (0.1%)
Bally Technologies, Inc. (b)	17,757	$352,477
Churchill Downs, Inc.	2,000	84,840
Isle of Capri Casinos, Inc. (b) (d)	7,251	182,000
Progressive Gaming International Corp. (b) (d)	15,200	116,128

		735,445

Gas – Distribution (0.8%)
Cascade Natural Gas Corp. (d)	6,299	162,136
New Jersey Resources Corp.	11,158	578,654
Nicor, Inc.	16,587	762,339
Northwest Natural Gas Co. (d)	10,916	451,595
Pacific Ethanol, Inc. (b) (d)	11,500	192,625
Peoples Energy Corp.	15,245	666,054
Piedmont Natural Gas Co., Inc. (d)	31,400	847,799
South Jersey Industries, Inc.	9,704	300,145
Southwest Gas Corp. (d)	16,186	580,754
WGL Holdings, Inc. (d)	20,495	665,063

		5,207,164

Healthcare (2.1%)
Advanced Magnetics, Inc. (b) (d)	3,600	149,400
Affymetrix, Inc. (b) (d)	27,500	701,250
Air Methods Corp. (b)	4,900	118,580
Amedisys, Inc. (b) (d)	7,241	293,767
American Medical Systems Holdings, Inc. (b) (d)	29,316	522,118
AMERIGROUP Corp. (b)	19,800	593,208
AmSurg Corp. (b) (d)	13,478	283,308
Angiodynamics, Inc. (b)	3,200	69,280
Apria Healthcare Group, Inc. (b)	16,200	377,298
Bio-Reference Laboratories, Inc. (b)	5,300	125,239
Capital Senior Living Corp. (b)	3,800	36,290
Centene Corp. (b)	18,334	432,499
Cerus Corp. (b)	6,100	43,920
CorVel Corp. (b)	2,100	90,825
Cross Country Healthcare, Inc. (b) (d)	15,185	293,982
DJ Orthopedics, Inc. (b)	7,787	313,271
Genesis HealthCare Corp. (b)	8,194	396,835
Gentiva Health Services, Inc. (b)	12,249	227,219
HealthExtras, Inc. (b) (d)	9,153	210,794

	Shares or Principal Amount	Value

Healthcare (continued)
Healthspring, Inc. (b)	5,200	$104,728
Healthways, Inc. (b)	13,746	582,143
Horizon Health Corp. (b) (d)	8,375	129,561
Hythiam, Inc. (b) (d)	12,300	99,999
Immucor, Inc. (b)	26,046	717,047
Invacare Corp.	10,749	234,651
Kindred Healthcare, Inc. (b)	9,521	257,067
LCA-Vision, Inc. (d)	8,790	308,793
LHC Group, Inc. (b) (d)	6,600	162,492
Magellan Health Services, Inc. (b)	15,260	665,946
Matria Healthcare, Inc. (b) (d)	9,256	261,019
Medcath Corp. (b)	4,275	113,245
Medifast, Inc. (b) (d)	5,500	51,260
Molina Healthcare, Inc. (b)	4,234	166,100
Nighthawk Radiology Holdings, Inc. (b) (d)	500	10,175
Odyssey Healthcare, Inc. (b)	12,323	163,280
Option Care, Inc.	12,854	162,860
Per-Se Technologies, Inc. (b)	14,984	366,808
PolyMedica Corp. (d)	9,453	392,772
Psychiatric Solutions, Inc. (b) (d)	21,044	698,661
Quality Systems, Inc.	6,654	282,396
RehabCare Group, Inc. (b) (d)	7,160	92,078
Res-Care, Inc. (b)	6,445	124,646
Sun Healthcare Group, Inc. (b) (d)	11,700	153,036
Sunrise Assisted Living, Inc. (b) (d)	17,473	545,332
Symbion, Inc. (b)	5,940	98,604
ThermoGenesis Corp. (b)	26,045	110,431
United Surgical Partners International, Inc. (b)	18,543	460,237
USNA Health Sciences, Inc. (b) (d)	4,510	202,589
Vistacare, Inc. (b)	5,193	64,964

		13,062,003

Hotels & Casinos (0.3%)
Ameristar Casinos, Inc.	11,492	282,818
Aztar Corp. (b)	13,652	731,338
Century Casinos, Inc. (b)	9,100	94,003
Lakes Entertainment, Inc. (b)	5,600	63,616
Monarch Casino & Resort, Inc. (b) (d)	2,230	49,461
MTR Gaming Group, Inc. (b)	9,300	98,859
Riviera Holdings Corp. (b)	2,200	43,340
Trump Entertainment Resorts, Inc. (b)	12,800	260,224

		1,623,659

2006 Annual Report	117

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Hotels & Motels (0.1%)
Lodgian, Inc. (b)	6,120	$87,210
Marcus Corp.	6,234	155,788
Morgans Hotel Group Co. (b)	8,000	104,000

		346,998

Human Resources (0.0%)
Barrett Business Services, Inc. (b) (d)	4,200	89,712
Kforce, Inc. (b)	12,375	185,254

		274,966

Insurance (1.7%)
21st Century Insurance Group (d)	10,000	157,800
Affirmative Insurance Holdings, Inc.	5,605	93,099
Alfa Corp. (d)	10,124	186,990
American Equity Investment Life Holding Co. (d)	25,485	325,189
American Physicians Capital, Inc. (b)	3,650	199,692
Argonaut Group, Inc. (b)	13,580	461,856
Baldwin & Lyons, Inc., Class B (d)	3,881	100,401
Bristol West Holdings, Inc.	4,500	62,640
CNA Surety Corp. (b)	3,600	73,224
Commerce Group, Inc. (The)	20,600	609,760
Darwin Professional Underwriters, Inc. (b)	4,100	92,250
Direct General Corp. (d)	5,841	77,043
Donegal Group, Inc., Class A	2,488	50,531
EMC Insurance Group, Inc.	3,670	112,559
Enstar Group, Inc. (The) (b) (d)	715	65,508
FBL Financial Group, Inc., Class A	3,747	132,456
First Acceptance Corp. (b) (d)	2,900	31,146
FPIC Insurance Group, Inc. (b)	4,750	169,765
Fremont General Corp. (d)	23,000	334,190
Harleysville Group, Inc.	5,258	189,709
Horace Mann Educators Corp.	17,859	359,680
Independence Holding Co. (d)	920	21,859
Infinity Property & Casualty Corp.	7,085	304,797
Kansas City Life Insurance Co. (d)	400	22,380
LandAmerica Financial Group, Inc.	7,423	468,317
Meadowbrook Insurance Group, Inc. (b)	13,400	161,470

	Shares or Principal Amount	Value

Insurance (continued)
Midland Co. (The) (d)	2,946	$137,696
National Interstate Corp. (d)	4,400	123,992
Navigators Group, Inc. (b) (d)	4,092	192,610
Nymagic, Inc.	800	25,640
Odyssey Re Holdings Corp. (d)	2,760	97,842
Ohio Casualty Corp.	26,541	728,021
PICO Holdings, Inc. (b) (d)	2,100	67,893
PMA Capital Corp., Class A (b)	11,423	108,290
ProAssurance Corp. (b)	11,517	560,878
RLI Corp.	7,314	396,492
Safety Insurance Group, Inc.	6,405	320,314
SCPIE Holdings, Inc. (b)	1,900	53,295
Seabright Insurance Holdings (b)	8,900	146,049
Selective Insurance Group, Inc.	11,634	642,779
State Auto Financial Corp.	3,700	118,881
Stewart Information Services Corp.	8,002	296,554
Tower Group, Inc.	7,800	275,730
Triad Guaranty, Inc. (b)	5,434	279,905
U.S.I. Holdings Corp. (b) (d)	14,330	228,277
United Fire & Casualty Co. (d)	8,717	308,407
Zenith National Insurance Co.	14,752	686,263

		10,660,119

Insurance & Life (0.3%)
Delphi Financial Group, Inc.	16,759	657,790
Great American Financial Resources, Inc.	3,120	72,103
National Western Life Insurance Co., Class A	669	160,460
Phoenix Co., Inc. (The)	40,976	649,060
Presidential Life Corp.	6,881	162,392
Universal American Financial Corp. (b)	17,590	326,998

		2,028,803

Insurance Brokers (0.1%)
Crawford & Co., Class B	8,120	61,712
Hilb, Rogal & Hamilton Co.	14,449	576,804
James River Group, Inc. (b)	1,900	56,962

		695,478

Internet (1.7%)
@Road, Inc. (b) (d)	28,500	179,265
Ariba, Inc. (b)	26,075	196,866

118	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Internet (continued)
Art Technology Group, Inc. (b)	29,800	$74,500
Audible, Inc. (b) (d)	8,500	63,580
Blue Coat Systems, Inc. (b) (d)	6,595	147,069
Blue Nile, Inc. (b) (d)	6,403	244,659
Brocade Communications Systems, Inc. (b)	110,777	898,400
CMGI, Inc. (b)	151,247	211,746
CNET Networks, Inc. (b) (d)	61,036	545,662
Cogent Communications Group, Inc. (b) (d)	13,800	158,700
Covad Communications Group, Inc. (b)	92,100	122,493
Drugstore.com, Inc. (b)	22,230	82,473
EarthLink, Inc. (b)	56,285	395,121
eCollege.com (b) (d)	7,965	137,795
Equinix, Inc. (b) (d)	11,660	797,544
Harris Interactive, Inc. (b)	16,300	108,884
Internap Network Services Corp. (b) (d)	8,850	145,848
Internet Capital Group, Inc. (b)	13,600	142,528
Interwoven, Inc. (b)	16,961	215,744
iPass, Inc. (b) (d)	17,171	91,521
j2 Global Communications, Inc. (b) (d)	19,780	542,763
Jupitermedia Corp. (b) (d)	6,600	58,014
Move, Inc. (b)	39,839	190,430
Net.B@nk, Inc.	24,102	127,982
Netflix, Inc. (b) (d)	16,880	466,901
NIC, Inc. (b)	10,200	49,266
Omicell, Inc. (b)	12,400	232,252
Openwave Systems, Inc. (b) (d)	40,214	347,047
Overstock.com, Inc. (b) (d)	5,300	96,937
Priceline.com, Inc. (b) (d)	10,799	435,092
Redback Networks, Inc. (b)	19,551	309,297
RightNow Technologies, Inc. (b) (d)	8,200	135,464
S1 Corp. (b)	28,278	139,693
Sohu.com, Inc. (b)	9,046	206,611
Stamps.com, Inc. (b) (d)	8,716	139,892
Stellent, Inc.	8,760	97,849
The Knot, Inc. (b)	7,500	179,775
TheStreet.com, Inc.	9,900	90,090
Travelzoo, Inc. (b) (d)	1,960	63,837

	Shares or Principal Amount	Value

Internet (continued)
TriZetto Group, Inc. (The) (b)	19,748	$337,493
United Online, Inc.	22,270	301,090
ValueClick, Inc. (b)	38,534	724,439
Websense, Inc. (b)	17,150	469,396

		10,702,008

Lasers (0.1%)
IntraLase Corp. (b)	9,600	188,736
Ionatron, Inc. (b) (d)	7,120	31,399
Metrologic Instruments, Inc. (b)	5,200	95,004
Rofin-Sinar Technologies, Inc. (b)	6,742	415,173

		730,312

Leisure Products (0.5%)
Bally Total Fitness Holding Corp. (b) (d)	12,500	35,125
Callaway Golf Co.	26,969	362,194
Great Wolf Resorts, Inc. (b) (d)	9,200	121,072
JAKKS Pacific, Inc. (b) (d)	11,737	254,576
K2, Inc. (b)	13,430	183,454
LIFE TIME FITNESS, Inc. (b) (d)	10,500	541,064
Marine Products Corp. (d)	1,826	19,465
MarineMax, Inc. (b)	8,000	228,080
Nautilus Group, Inc. (The) (d)	13,030	184,114
RC2 Corp. (b)	9,265	418,593
Speedway Motorsports, Inc.	4,545	171,210
Topps Co., Inc. (d)	19,122	166,935
Vail Resorts, Inc. (b)	10,808	417,729
WMS Industries, Inc. (b)	10,585	373,968

		3,477,579

Machinery (1.1%)
Advanced Energy Industries, Inc. (b)	10,545	165,767
Albany International Corp., Class A	10,667	358,518
Applied Industrial Technologies, Inc.	15,412	442,941
Astec Industries, Inc. (b)	5,659	180,466
Baldor Electric Co.	11,119	356,698
Blount International, Inc. (b) (d)	10,500	114,975
Briggs & Stratton Corp. (d)	21,580	550,074
Bucyrus International, Inc., Class A	12,921	541,390

2006 Annual Report	119

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Machinery (continued)
Cascade Corp.	4,346	$222,515
Columbus McKinnon Corp. (b)	5,200	114,452
Cubic Corp. (d)	5,146	107,603
DXP Enterprises, Inc. (b) (d)	1,500	45,450
Flow International Corp. (b)	17,200	202,616
Franklin Electric Co., Inc. (d)	8,791	474,187
Gehl Co. (b)	4,695	133,995
Gorman-Rupp	1,775	67,024
Intermagnetics General Corp. (b)	16,552	452,697
Intevac, Inc. (b)	8,600	177,848
Kadant, Inc. (b)	7,203	196,642
NACCO Industries, Inc.	1,722	259,333
Nordson Corp.	11,797	543,252
Photon Dynamics, Inc. (b) (d)	8,242	97,833
Raser Technologies, Inc. (b) (d)	4,300	29,240
Sauer-Danfoss, Inc.	1,838	48,744
Tennant Co.	5,824	161,034
Turbochef Technologies, Inc. (b) (d)	4,600	57,040
Wabtec Corp.	18,078	567,467

		6,669,801

Manufactured Housing (0.4%)
Aaon, Inc.	1,700	39,797
Apogee Enterprises, Inc. (d)	13,450	216,411
Fleetwood Enterprises, Inc. (b) (d)	22,161	158,230
Highwood Properties, Inc.	22,164	846,664
Levitt Corp., Class A (d)	9,282	119,459
Monaco Coach Corp. (d)	10,639	127,030
Palm Harbor Homes, Inc. (b) (d)	3,841	53,889
Skyline Corp.	2,318	91,538
WCI Communities, Inc. (b) (d)	14,798	238,544
Williams Scotsman International, Inc. (b)	13,235	311,420
Winnebago Industries, Inc. (d)	12,953	431,205

		2,634,187

Manufacturing (0.8%)
American Superconductor Corp. (b) (d)	16,036	152,182
AptarGroup, Inc.	14,600	801,685
Champion Enterprises, Inc. (b) (d)	29,184	270,244
Checkpoint Systems, Inc. (b)	13,508	245,981
China Bak Battery, Inc. (b)	6,300	43,218

	Shares or Principal Amount	Value

Manufacturing (continued)
Cognex Corp.	16,079	$370,299
CSS Industries, Inc. (d)	2,405	75,541
EnerSys (b) (d)	15,985	281,816
EnPro Industries, Inc. (b)	7,100	227,200
Freightcar America, Inc. (d)	5,330	283,396
GenTek, Inc. (b) (d)	4,800	155,520
Gerber Scientific, Inc. (b)	11,400	166,554
Goodman Global, Inc. (b) (d)	6,300	101,241
Insteel Industries, Inc.	6,200	111,228
Jacuzzi Brands, Inc. (b)	27,786	344,269
Mine Safety Appliances Co. (d)	10,987	415,528
Myers Industries, Inc.	9,200	166,704
Powell Industries, Inc. (b) (d)	2,469	59,182
PW Eagle, Inc. (d)	5,000	177,350
Raven Industries, Inc. (d)	6,780	217,570
Reddy Ice Holdings, Inc.	8,115	194,760
Woodward Governor Co.	9,950	355,315
Young Innovations, Inc.	500	18,045

		5,234,828

Manufacturing & Diversified (0.8%)
A.O. Smith Corp.	8,109	285,112
Acuity Brands, Inc.	18,451	914,064
Barnes Group, Inc. (d)	17,514	351,156
CLARCOR, Inc.	18,994	618,825
ESCO Technologies, Inc. (b) (d)	9,553	414,791
Federal Signal Corp.	16,743	255,498
Griffon Corp. (b) (d)	11,860	291,637
Imation Corp.	12,900	590,433
Koppers Holdings, Inc.	2,700	55,647
Lancaster Colony Corp.	10,102	409,636
Matthews International Corp., Class A	10,932	420,007
Standex International Corp.	4,254	123,876
Tredegar Industries, Inc.	10,506	183,225

		4,913,907

Medical Equipment & Supplies (1.7%)
Abaxis, Inc. (b) (d)	8,200	164,492
Adeza Biomedical Corp. (b)	6,900	96,186
Allscripts Healthcare Solution, Inc. (b) (d)	19,594	462,222
Arrow International, Inc.	7,104	253,968

120	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Medical Equipment & Supplies (continued)
Aspect Medical Systems, Inc. (b) (d)	5,180	$92,567
Bruker BioSciences Corp. (b)	8,413	66,967
Candela Corp. (b)	8,282	117,190
Cepheid, Inc. (b) (d)	18,890	155,087
Conceptus, Inc. (b) (d)	6,700	132,794
CONMED Corp. (b)	12,729	282,457
Cyberonics, Inc. (b) (d)	8,739	157,564
DexCom, Inc. (b) (d)	8,300	73,040
Durect Corp. (b) (d)	24,900	115,785
Encore Medical Corp. (b)	18,474	120,266
ev3, Inc. (b) (d)	3,800	65,132
Foxhollow Technologies, Inc. (b) (d)	6,200	217,062
Greatbatch, Inc. (b) (d)	6,720	151,133
Healthtronics Surgical Services, Inc. (b)	12,200	84,546
Hologic, Inc. (b)	21,495	1,034,984
I-Flow Corp. (b) (d)	11,669	180,986
ICU Medical, Inc. (b)	6,650	280,963
Kensey Nash Corp. (b)	5,282	160,626
Kyphon, Inc. (b) (d)	18,082	714,239
Landauer, Inc. (d)	2,737	149,905
Mannkind Corp. (b) (d)	7,800	157,950
Medical Action Industries, Inc. (b)	5,200	138,164
Mentor Corp. (d)	14,519	679,489
Meridian Bioscience, Inc. (d)	7,050	162,503
Merit Medical Systems, Inc. (b) (d)	12,232	193,388
MWI Veterinary Supply, Inc. (b)	1,300	43,563
Natus Medical, Inc. (b) (d)	9,000	149,490
Neurometrix, Inc. (b) (d)	5,275	85,930
Northstar Neuroscience, Inc. (b) (d)	1,600	24,032
NxStage Medical, Inc. (b) (d)	7,600	55,708
Oakley, Inc.	9,623	178,795
OraSure Technologies, Inc. (b) (d)	18,773	145,678
PSS World Medical, Inc. (b)	26,891	541,047
Radiation Therapy Services, Inc. (b) (d)	5,700	169,632
Sirona Dental Systems, Inc. (d)	7,200	266,400
Solexa, Inc. (b) (d)	5,600	57,344
Spectranetics Corp. (b)	13,900	172,638
Stereotaxis, Inc. (b) (d)	10,700	128,186

	Shares or Principal Amount	Value

Medical Equipment & Supplies (continued)
STERIS Corp.	24,990	$609,006
Surmodics, Inc. (b) (d)	7,358	256,794
Symmetry Medical, Inc. (b)	10,600	165,360
Viasys Healthcare, Inc. (b)	10,825	310,136
Visicu, Inc. (b)	1,000	9,740
Vital Images, Inc. (b)	5,765	178,946
Vital Signs, Inc.	1,630	91,867
Wright Medical Group, Inc. (b) (d)	14,352	354,638
Zoll Medical Corp. (b)	4,706	182,122

		10,838,707

Medical Laboratories (0.1%)
Alliance Imaging, Inc. (b)	3,500	29,610
Applera Corp. — Celera Genomics Group (b)	31,173	483,805

		513,415

Metal Processors (0.6%)
A.M. Castle & Co.	2,700	90,288
Ampco-Pittsburgh Corp.	3,500	116,200
Dynamic Materials Corp.	5,130	165,391
Kaydon Corp.	11,248	470,166
L.B. Foster Co. (b) (d)	5,400	119,664
Ladish Co., Inc. (b)	6,300	196,686
Metal Management, Inc.	11,590	318,493
Mueller Industries, Inc.	14,625	536,299
NN, Inc.	7,585	85,635
Quanex Corp.	13,875	464,951
RBC Bearings, Inc. (b)	9,200	250,056
Steel Technologies, Inc.	5,605	107,560
Valmont Industries, Inc.	6,115	341,217
Worthington Industries, Inc.	30,175	521,424

		3,784,030

Metals (0.6%)
Brush Engineered Materials, Inc. (b) (d)	8,936	300,786
Century Aluminum Co. (b)	9,727	378,575
Cleveland-Cliffs, Inc. (d)	18,038	762,827
Coeur d’Alene Mines Corp. (b) (d)	112,755	552,500
Compass Minerals International, Inc.	14,160	438,252
Gibraltar Industries, Inc.	7,778	164,194
Hecla Mining Co. (b) (d)	51,238	333,559

2006 Annual Report	121

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Metals (continued)
RTI International Metals, Inc. (b) (d)	9,510	$583,153
Stepan Co.	3,700	116,402
Stillwater Mining Co. (b) (d)	12,435	133,676
USEC, Inc. (d)	29,813	332,713

		4,096,637

Motor Vehicle Parts & Accessories (0.0%)
Fuel Systems Solutions, Inc. (b)	5,150	67,568

Natural Gas (0.2%)
Aquila, Inc. (b)	134,485	617,286
EnergySouth, Inc. (d)	2,700	104,760
Laclede Group, Inc. (The)	9,200	327,796
Syntroleum Corp. (b) (d)	13,808	54,404

		1,104,246

Office Equipment & Supplies (0.7%)
Acco Brands Corp. (b)	15,600	379,080
CompX International, Inc.	300	5,376
Ennis Business Forms, Inc.	10,100	231,997
Global Imaging Systems, Inc. (b)	22,358	486,734
Herman Miller, Inc.	27,400	939,273
IKON Office Solutions, Inc.	38,620	575,824
Interface, Inc. (b)	16,555	240,875
John H. Harland Co.	11,779	481,643
Knoll, Inc.	15,900	314,820
School Specialty, Inc. (b) (d)	9,808	384,081
Standard Register Co.	6,151	83,223

		4,122,926

Oil & Gas (2.8%)
Allis-Chalmers Energy, Inc. (b) (d)	3,500	52,745
Alon USA Energy, Inc.	5,600	157,192
Arena Resources, Inc. (b) (d)	3,000	107,160
Atlas America, Inc. (b)	7,110	341,351
ATP Oil & Gas Corp. (b) (d)	8,900	382,611
Atwood Oceanics, Inc. (b) (d)	10,786	498,313
Aurora Oil and Gas Corp. (b) (d)	17,400	53,940
Berry Petroleum Co. (d)	15,080	450,138
Bill Barrett Corp. (b) (d)	9,500	271,035
Bois d’Arc Energy, Inc. (b)	3,300	53,064
Brigham Exploration Co. (b)	21,202	165,164
Bronco Drilling Co., Inc. (b) (d)	7,100	120,984

	Shares or Principal Amount	Value

Oil & Gas (continued)
Callon Petroleum Co. (b)	5,400	$83,052
Carrizo Oil & Gas, Inc. (b) (d)	9,640	275,318
Clayton Williams Energy, Inc. (b)	2,200	86,614
Complete Production Services, Inc. (b)	9,000	173,610
Comstock Resources, Inc. (b) (d)	15,631	436,105
Crosstex Energy, Inc.	3,900	374,322
Dawson Geophysical Co. (b) (d)	4,400	132,176
Delek US Holdings, Inc. (b)	1,600	29,808
Delta Petroleum Corp. (b) (d)	22,580	580,306
Edge Petroleum Corp. (b)	8,136	148,157
Encore Acquisition Co. (b) (d)	22,075	552,758
Energy Partners Ltd. (b)	16,915	413,233
EXCO Resources, Inc. (b)	16,600	240,368
Gasco Energy, Inc. (b) (d)	21,700	58,373
Geoglobal Resources, Inc. (b) (d)	5,100	40,392
Giant Industries, Inc. (b)	5,860	474,543
Gmx Resources, Inc. (b) (d)	3,700	145,410
Goodrich Petroleum Corp. (b) (d)	6,095	208,510
Grey Wolf, Inc. (b) (d)	71,917	503,419
Gulfport Energy Corp. (b) (d)	3,600	42,912
Hanover Compressor Co. (b)	38,665	716,077
Harvest Natural Resources, Inc. (b) (d)	18,165	201,813
Houston Exploration Co. (The) (b)	12,003	650,082
Lufkin Industries, Inc.	6,364	384,004
Mariner Energy, Inc. (b) (d)	26,200	519,284
Markwest Hydrocarbon, Inc.	200	6,566
Matrix Service Co. (b)	11,000	158,070
McMoRan Exploration Co. (b)	10,107	152,818
Meridian Resource Corp. (The) (b)	30,200	101,472
Metretek Technologies, Inc. (b) (d)	4,200	54,768
NATCO Group, Inc. Class A (b)	6,800	225,352
Newpark Resources, Inc. (b)	30,984	182,186
Parallel Petroleum Corp. (b)	14,965	303,041
Parker Drilling Co. (b)	37,412	306,404
Penn Virginia Corp.	6,490	464,360
Petrohawk Energy Corp. (b)	52,619	596,173
Petroleum Development Corp. (b)	7,256	334,864
Petroquest Energy, Inc. (b)	15,800	179,804
Quest Resource Corp. (b)	9,400	97,290
Quiksilver Resources, Inc. (b) (d)	45,500	634,725
Rossetta Resources, Inc. (b)	17,005	307,450

122	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (continued)
RPC, Inc. (d)	7,301	$158,578
Stone Energy Corp. (b)	9,459	368,617
Sulphco, Inc. (b) (d)	8,500	46,495
Swift Energy Co. (b)	10,620	496,166
T-3 Energy Services, Inc. (b)	300	6,579
The Exploration Co. of Delaware (b)	13,600	150,552
Toreador Resources Corp. (b) (d)	5,700	123,690
Transmeridian Exploration, Inc. (b) (d)	20,500	71,750
Trico Marine Services, Inc. (b)	6,000	204,600
Union Drilling, Inc. (b)	2,000	25,460
Vaalco Energy, Inc. (b)	25,500	211,395
Verasun Energy Corp. (b) (d)	8,490	156,131
Warren Resources, Inc. (b)	23,040	271,642
Warrior Energy Service Corp. (b)	2,300	65,297
Western Refining, Inc.	10,500	247,380
Whiting Petroleum Corp. (b)	13,255	591,306
World Fuel Services Corp.	10,920	469,778

		17,895,102

Oil Equipment & Services (0.7%)
Basic Energy Services, Inc. (b)	3,200	78,208
CARBO Ceramics, Inc. (d)	8,899	299,896
Dril-Quip, Inc. (b) (d)	9,696	381,828
Evergreen Energy, Inc. (b) (d)	26,360	338,726
Hercules Offshore, Inc. (b) (d)	6,300	224,406
Hydril Co. (b)	7,570	454,579
Lone Star Technologies, Inc. (b)	12,799	617,936
Pioneer Drilling Co. (b)	16,545	217,236
SJW Corp. (d)	3,945	132,631
Veritas DGC, Inc. (b)	14,550	1,047,745
W-H Energy Services, Inc. (b)	11,745	550,018
WD-40 Co.	8,027	272,838

		4,616,047

Oil Field Machinery & Equipment (0.2%)
Gulf Island Fabrication, Inc.	6,687	196,732
Oil States International, Inc. (b)	17,730	514,879
Superior Well Services, Inc. (b) (d)	2,500	60,350
Universal Compression Holdings, Inc. (b)	12,568	757,347

		1,529,308

	Shares or Principal Amount	Value

Paper & Forest Products (0.6%)
AEP Industries, Inc. (b)	3,800	$200,184
Bowater, Inc. (d)	23,620	493,894
Buckeye Technologies, Inc. (b)	7,890	81,977
Caraustar Industries, Inc. (b)	11,524	124,805
Chesapeake Corp. (d)	8,870	137,574
Deltic Timber Corp. (d)	3,556	181,036
Glatfelter & Co. (d)	14,910	218,282
Graphic Packaging Corp. (b) (d)	20,400	79,560
Longview Fibre Co.	32,676	688,157
Mercer International, Inc. (b) (d)	8,620	83,614
Neenah Paper, Inc.	5,100	187,833
Potlatch Corp.	15,341	622,845
Rock-Tenn Co.	9,733	200,889
Schweitzer-Mauduit International, Inc.	5,342	123,187
Universal Forest Products, Inc.	7,306	331,546
Wausau-Mosinee Paper Corp.	15,447	209,461
Xerium Technologies, Inc.	2,800	34,664

		3,999,508

Pharmaceuticals (2.6%)
Acadia Pharmaceuticals, Inc. (b)	6,400	60,672
Adams Respiratory Therapeutics, Inc. (b)	12,100	521,510
Adventrx Pharmaceuticals, Inc. (b) (d)	12,200	41,114
Alexion Pharmaceuticals, Inc. (b) (d)	12,469	465,842
Alnylam Pharmaceuticals, Inc. (b) (d)	9,300	183,396
Altus Pharmaceuticals, Inc. (b) (d)	1,000	16,480
Anadys Pharmaceuticals, Inc. (b)	18,500	63,085
Andrx Corp (b)	27,735	682,004
Array BioPharma, Inc. (b)	17,300	169,886
AtheroGenics, Inc. (b) (d)	16,504	214,552
Auxilium Pharmaceuticals, Inc, (b)	4,200	52,920
Avanir Pharmaceuticals (b) (d)	14,750	58,705
AVI BioPharma, Inc. (b)	10,500	40,740
Bioenvision, Inc. (b)	15,500	79,670
BioMarin Pharmaceutical, Inc. (b)	35,368	566,949
Bradley Pharmaceuticals, Inc. (b)	7,400	128,760
Cell Genesys, Inc. (b)	21,717	95,120
Conor Medsystems, Inc. (b) (d)	12,005	294,843

2006 Annual Report	123

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Cubist Pharmaceuticals, Inc. (b)	22,620	$503,747
Cytokinetics, Inc. (b)	4,700	34,263
Dendreon Corp. (b) (d)	30,778	155,121
Depomed, Inc. (b) (d)	21,100	91,574
Emisphere Technologies, Inc. (b) (d)	12,400	81,716
Encysive Pharmaceuticals, Inc. (b)	29,677	141,559
Enzon, Inc. (b)	21,405	183,227
Geron Corp. (b) (d)	22,817	182,992
Hana Biosciences, Inc. (b) (d)	7,100	59,427
ICOS Corp. (b) (d)	26,805	850,254
Indevus Pharmaceuticals, Inc. (b) (d)	26,100	178,263
Inter Parfums, Inc.	1,900	37,297
Isis Pharmaceuticals, Inc. (b)	26,380	226,340
Keryx Biopharmaceuticals, Inc. (b) (d)	19,341	271,548
LifeCell Corp. (b) (d)	14,060	329,426
Mannatech, Inc. (d)	5,100	80,070
Medical Co. (b) (d)	18,379	477,119
Medicis Pharmaceutical Corp. (d)	22,260	779,989
Metabasis Therapeutics, Inc. (b)	4,000	28,480
Momenta Pharmaceuticals, Inc. (b) (d)	6,400	95,360
Nastech Pharmaceutical Co., Inc. (b) (d)	10,300	181,177
Nektar Therapeutic (b) (d)	36,495	526,623
Neurocrine Biosciences, Inc. (b)	17,535	202,529
New River Pharmaceuticals, Inc. (b) (d)	4,630	235,482
Northfield Laboratories, Inc. (b) (d)	11,600	155,904
Noven Pharmaceuticals, Inc. (b) (d)	10,900	242,089
Nuvelo, Inc. (b)	18,658	344,054
Onyx Pharmaceuticals, Inc. (b) (d)	16,720	314,002
Pain Therapeutics, Inc. (b) (d)	15,510	129,664
Panacos Pharmaceuticals, Inc. (b)	12,700	87,122
Parexel International Corp. (b)	12,051	356,710
Penwest Pharmaceuticals Co. (b) (d)	10,340	183,225
Peregrine Pharmaceuticals, Inc. (b) (d)	82,000	111,520

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Perrigo Co.	31,311	$560,154
Pharmion Corp. (b)	10,165	248,534
POZEN, Inc. (b) (d)	12,505	207,958
PRA International (b) (d)	8,900	262,550
Progenics Pharmaceuticals, Inc. (b) (d)	9,100	237,692
Regeneron Pharmaceuticals, Inc. (b)	15,377	308,309
Renovis, Inc. (b) (d)	9,200	32,292
Salix Pharmaceuticals, Inc. (b)	19,270	256,869
Santarus, Inc. (b)	22,600	173,794
Savient Pharmaceuticals, Inc. (b)	18,952	144,225
Sciele Pharma, Inc. (b) (d)	12,635	275,569
Somaxon Pharmaceuticals, Inc. (b) (d)	3,400	49,436
SuperGen, Inc. (b)	25,034	141,943
Telik, Inc. (b) (d)	21,106	399,959
United Therapeutics Corp. (b) (d)	9,812	587,248
Valeant Pharmaceuticals International	35,700	666,876
Viropharma, Inc. (b)	23,300	310,589
Xenport, Inc. (b) (d)	6,000	144,420

		16,602,538

Pollution Control (0.3%)
Aleris International, Inc. (b)	11,745	604,985
Calgon Carbon Corp. (b) (d)	15,148	69,984
Casella Waste Systems, Inc., Class A (b)	8,237	93,408
Clean Harbors, Inc. (b)	6,400	273,856
Flanders Corp. (b) (d)	7,955	79,868
Waste Connections, Inc. (b)	17,756	722,491
Waste Industries USA, Inc.	1,400	40,348
Waste Services, Inc. (b) (d)	6,399	64,118

		1,949,058

Printing & Publishing (0.4%)
Banta Corp.	9,507	420,970
Bowne & Co., Inc.	11,988	187,372
Cenveo, Inc. (b)	19,350	383,904
Courier Corp.	2,350	92,167
Journal Register Co.	15,761	124,197
Playboy Enterprises, Inc. (b) (d)	11,334	120,254

124	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Printing & Publishing (continued)
Presstek, Inc. (b) (d)	12,985	$79,858
PRIMEDIA, Inc. (b) (d)	54,800	92,612
ProQuest Co. (b)	10,079	128,910
Scholastic Corp. (b)	15,222	478,275
Sun-Times Media Group, Inc.	31,774	184,289
Valassis Communications, Inc. (b)	20,300	304,703

		2,597,511

Radio (0.2%)
Citadel Broadcasting Co.	12,800	131,072
Cox Radio, Inc. (b)	20,590	346,736
Entercom Communications Corp.	14,600	403,982
Radio One, Inc. (b)	26,560	180,342
Spanish Broadcasting System, Inc. (b)	21,979	103,301

		1,165,433

Railroads (0.1%)
American Railcar Industries, Inc.	1,900	58,710
Florida East Coast Industries, Inc. (d)	12,860	768,385

		827,095

Real Estate (0.5%)
AMREP Corp. (d)	1,100	78,760
Avatar Holdings, Inc. (b) (d)	2,092	136,001
California Coastal Communities, Inc. (b) (d)	2,500	49,550
Consolidated-Tomoka Land Co. (d)	1,980	128,106
Crescent Real Estate Equities Co.	32,800	715,040
Franklin Street Properties Corp. (d)	16,400	337,020
Getty Realty Corp. (d)	5,335	170,720
HouseValues, Inc. (b) (d)	10,400	60,944
KKR Financial Corp.	33,100	888,072
Tarragon Realty Investors, Inc.	2,887	32,854
Trammell Crow Co. (b)	12,534	611,033

		3,208,100

Real Estate Investment Trusts (5.5%)
Acadia Realty Trust	10,099	258,029
Affordable Residential Communities (b)	11,000	120,780

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Agree Realty Corp.	4,100	$143,746
Alexandria Real Estate Equities, Inc.	12,136	1,209,958
American Campus Communities, Inc.	7,950	211,709
American Financial Realty Trust	53,300	622,011
American Home Mortgage Investment Corp. (d)	16,680	569,956
Anthracite Capital, Inc. (d)	25,851	370,186
Arbor Realty Trust, Inc.	6,130	170,414
Ashford Hospitality Trust	22,100	284,648
BioMed Realty Trust, Inc.	24,303	783,286
Bluegreen Corp. (b) (d)	5,500	68,970
Capital Lease Funding, Inc. (d)	15,000	176,700
Capital Trust, Inc., Class A (d)	2,768	123,204
Cedar Shopping Centers, Inc.	8,900	148,719
CentraCore Properties Trust	3,800	123,120
Commercial Net Lease Realty (d)	19,940	448,052
Corporate Office Properties Trust	13,980	668,104
Cousins Properties, Inc.	13,902	497,275
Deerfield Triarc Capital Corp. (d)	24,100	358,126
DiamondRock Hospitality Co.	21,600	364,392
Digital Reality Trust, Inc.	12,210	407,692
EastGroup Properties, Inc.	8,710	463,633
Education Realty Trust, Inc.	12,200	188,734
Entertainment Properties Trust	10,514	578,270
Equity Inns, Inc.	18,836	316,068
Equity Lifestyle Properties, Inc.	8,636	425,496
Equity One, Inc. (d)	12,625	317,140
Extra Space Storage, Inc.	15,140	279,182
FelCor Lodging Trust, Inc.	25,800	535,608
Fieldstone Investment Co. (d)	24,550	199,592
First Industrial Realty Trust, Inc.	18,602	855,134
First Potomac Realty Trust	11,100	343,434
Five Star Quality Care (b)	8,600	88,666
Glenborough Realty Trust, Inc.	14,594	379,152
Glimcher Realty Trust	14,178	365,225
GMH Communities Trust	13,670	190,970
Gramercy Capital Corp.	5,300	147,870
Healthcare Realty Trust, Inc. (d)	19,800	801,900
Hersha Hospitality Trust	16,200	177,552
Highland Hospitality Corp.	19,310	266,864

2006 Annual Report	125

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Home Properties of New York, Inc.	14,190	$896,382
Impac Mortgage Holdings, Inc.	26,428	250,273
Inland Real Estate Corp. (d)	26,470	494,724
Innkeepers USA Trust	14,961	256,581
Investors Real Estate Trust (d)	16,097	161,936
Jer Investors Trust, Inc.	6,900	123,924
Kite Realty Group Trust	8,269	151,653
LaSalle Hotel Properties	16,686	704,984
Lexington Corporate Properties Trust (d)	22,985	489,581
LTC Properties, Inc.	7,740	209,754
Luminent Mortgage Capital, Inc.	18,057	191,585
Maguire Properties, Inc.	15,110	646,104
Medical Properties Trust, Inc.	19,510	264,946
MFA Mortgage Investments, Inc.	27,374	216,802
Mid-America Apartment Communities, Inc.	9,992	635,991
Mills Corp.	24,700	451,269
MortgageIT Holdings, Inc.	10,085	143,005
National Health Investors, Inc.	7,537	242,239
Nationwide Health Properties, Inc.	31,874	916,058
Newcastle Investment Corp.	15,897	471,664
Newkirk Realty Trust, Inc.	5,500	93,170
Northstar Realty Finance Corp.	16,020	242,703
Omega Healthcare Investors, Inc.	20,000	337,600
Parkway Properties, Inc. (d)	6,482	319,822
Pennsylvania Real Estate Investment Trust	13,167	567,498
Post Properties, Inc.	16,676	816,790
PS Business Parks, Inc.	7,045	463,913
Rait Investment Trust	11,933	358,706
Ramco-Gershenson Properties Trust (d)	7,639	250,636
Realty Income Corp.	34,100	900,239
Redwood Trust, Inc. (d)	7,320	402,380
Republic Property Trust (d)	13,755	171,112
Saul Centers, Inc. (d)	4,145	201,447
Saxon Capital, Inc.	16,000	226,400
Senior Housing Properties Trust (d)	23,097	529,614
Sizeler Property Investors (d)	5,225	79,420

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Sovran Self Storage, Inc.	7,101	$418,817
Spirit Finance Corp.	39,710	472,946
Strategic Hotel Capital, Inc.	29,132	619,638
Sun Communities, Inc. (d)	8,510	297,765
Sunstone Hotel Investors, Inc.	24,050	708,513
Tanger Factory Outlet Centers, Inc.	10,497	391,538
Trustreet Properties, Inc. (d)	22,727	385,677
U-Store-It Trust (d)	19,710	432,832
Universal Health Realty Income Trust	4,673	181,826
Urstadt Biddle Properties, Inc., Class A	6,580	125,875
Washington Real Estate Investment Trust (d)	18,684	787,531
Windrose Medical Properties Trust	11,300	210,858
Winston Hotels, Inc.	8,745	105,815
Winthrop Realty Trust (d)	2,100	13,041

		34,083,144

Recreational Vehicles & Boats (0.1%)
Arctic Cat, Inc.	5,878	105,275
Polaris Industries, Inc. (d)	17,300	740,786

		846,061

Research & Development (0.3%)
Albany Molecular Research, Inc. (b)	9,385	111,775
Biosite, Inc. (b) (d)	7,471	343,143
Exponet, Inc. (b)	8,400	152,040
Forrester Research, Inc. (b)	6,981	219,413
Kendle International, Inc. (b)	5,900	204,258
MGI PHARMA, Inc. (b) (d)	32,160	612,005
Pharmanet Development Group, Inc. (b)	8,725	163,158
Senomyx, Inc. (b) (d)	9,100	140,322
Trimeris, Inc. (b) (d)	6,468	49,286

		1,995,400

Residential Building Construction (0.2%)
Ameron International Corp.	2,900	212,425
Beacon Roofing Supply, Inc. (b) (d)	18,870	373,626
BlueLinx Holdings, Inc. (d)	3,580	38,413

126	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Residential Building Construction (continued)
Dycom Industries, Inc. (b)	13,896	$323,916
Insituform Technologies, Inc. (b) (d)	10,782	251,975
M/I Schottenstein Homes, Inc. (d)	5,792	208,049

		1,408,404

Restaurants (1.3%)
AFC Enterprises, Inc. (b) (d)	12,575	204,973
Applebee’s International, Inc.	31,200	711,984
BJ’s Restaurants, Inc. (b) (d)	3,800	81,814
Bob Evans Farms, Inc.	15,759	534,388
Buffalo Wild Wings, Inc. (b)	4,015	207,576
California Pizza Kitchen, Inc. (b)	9,480	305,920
Chipotle Mexican Grill, Inc. (b)	10,300	601,520
CKE Restaurants, Inc.	19,997	390,741
Cosi, Inc. (b) (d)	16,100	70,035
Denny’s Corp. (b)	36,600	155,550
Domino’s Pizza, Inc.	12,460	338,663
IHOP Corp.	6,060	316,150
Jack in the Box, Inc. (b)	13,480	756,362
Landry’s Restaurants, Inc. (d)	6,814	199,650
Lone Star Steakhouse & Saloon, Inc.	8,521	232,623
Luby’s, Inc. (b)	7,400	74,074
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	2,400	63,096
Morton’s Restaurant Group, Inc. (b)	3,300	53,427
O’Charley’s, Inc. (b)	10,925	217,298
P.F. Chang’s China Bistro, Inc. (b) (d)	11,385	476,121
Papa John’s International, Inc. (b)	9,624	353,201
Ruby Tuesday, Inc.	20,660	573,315
Ruth’s Chris Steak House, Inc. (b)	9,000	177,210
Sonic Corp. (b)	27,910	634,953
Steak n Shake Co. (The) (b) (d)	8,172	151,917
Texas Roadhouse, Inc., Class A (b) (d)	16,575	239,509
Triarc Cos., Inc. (d)	19,995	335,716

		8,457,786

Retail (3.0%)
1-800-FLOWERS.COM (b) (d)	8,646	47,726
99 CENTS Only Stores (b)	13,816	165,654

	Shares or Principal Amount	Value

Retail (continued)
A.C. Moore Arts & Crafts, Inc. (b) (d)	8,180	$179,387
Alexander’s, Inc. (b) (d)	600	218,850
America’s Car-Mart, Inc. (b) (d)	5,686	84,949
Asbury Automotive Group, Inc.	1,860	44,640
Big 5 Sporting Goods Corp.	10,600	254,824
Big Lots, Inc. (b)	45,800	965,463
Blockbuster, Inc. (b) (d)	68,980	270,402
Bon-Ton Stores, Inc. (The) (d)	3,760	134,082
Books-A-Million, Inc (d)	7,300	145,927
Borders Group, Inc.	27,500	566,225
Build-A-Bear-Workshop, Inc. (b) (d)	3,900	113,802
Building Materials Holding Corp. (d)	12,041	313,788
Cabela’s Inc. (b) (d)	10,005	236,118
Cache, Inc. (b)	4,200	90,090
Carter’s, Inc. (b) (d)	19,408	547,888
Casey’s General Stores, Inc.	20,080	487,342
Cash America International, Inc.	12,554	518,857
Casual Male Retail Group, Inc. (b) (d)	14,606	216,315
Cato Corp.	12,291	281,341
CBRL Group, Inc.	13,400	588,394
CEC Entertainment, Inc. (b)	11,448	394,613
Charlotte Russe Holding, Inc. (b)	6,836	189,015
Children’s Place Retail Store, Inc. (The) (b)	9,011	632,481
Christopher & Banks Corp.	14,439	389,709
Citi Trends, Inc. (b)	2,100	82,404
Conn’s, Inc. (b) (d)	2,400	57,648
Cost Plus, Inc. (b) (d)	11,285	134,856
CSK Auto Corp. (b)	15,100	235,560
Digital Theater Systems, Inc. (b)	5,212	111,485
Dress Barn, Inc. (b) (d)	19,029	413,310
EZCORP, Inc. (b)	5,300	239,401
Fossil, Inc. (b) (d)	17,845	389,735
Fred’s, Inc. (d)	18,460	241,457
Genesco, Inc. (b)	8,120	305,068
Group 1 Automotive, Inc.	10,363	593,904
Guitar Center, Inc. (b)	11,355	492,466
Gymboree Corp. (b)	13,002	604,073
Haverty Furniture Co., Inc. (d)	10,475	165,505

2006 Annual Report	127

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Retail (continued)
Hibbet Sporting Goods, Inc. (b) (d)	14,959	$437,401
Insight Enterprises, Inc. (b)	19,962	428,983
Jo-Ann Stores, Inc. (b) (d)	8,783	159,851
Liquidity Services, Inc. (b)	4,635	78,563
M&F Worldwide Corp. (b) (d)	3,700	59,533
Men’s Wearhouse, Inc.	17,900	713,314
Movado Group, Inc. (d)	8,037	206,953
New York & Co., Inc. (b) (d)	6,000	78,000
Pantry, Inc. (The) (b)	9,575	522,604
Pier 1 Imports, Inc. (d)	28,600	187,044
RARE Hospitality International, Inc. (b)	14,871	468,585
Regis Corp.	18,975	712,510
Restoration Hardware, Inc. (b) (d)	14,020	133,611
Retail Ventures, Inc. (b)	8,805	150,742
Rush Enterprises, Inc. (b)	10,000	187,600
Smart & Final, Inc. (b)	4,204	75,714
Sonic Automotive, Inc.	9,552	251,218
Stein Mart, Inc.	7,733	126,589
Talbots, Inc.	9,600	269,184
Tuesday Morning Corp. (d)	13,342	220,143
Village Super Market, Inc., Class A (d)	1,300	89,700
Weis Markets, Inc.	4,283	173,890
West Marine, Inc. (b) (d)	8,962	151,637
Zale Corp. (b)	19,202	553,786
Zumiez, Inc. (b) (d)	6,900	226,734

		18,808,643

Retail – Food & Drug (0.4%)
Arden Group, Inc., Class A	168	23,389
Ingles Markets, Inc., Class A	5,252	149,367
Longs Drug Stores Corp.	11,643	501,115
Nash-Finch Co. (d)	6,635	172,178
Pathmark Stores, Inc. (b) (d)	23,968	242,796
Ruddick Corp.	13,189	371,930
Spartan Stores, Inc.	10,400	215,072
United Natural Foods, Inc. (b) (d)	16,772	585,343
Wild Oats Markets, Inc. (b)	12,980	233,380

		2,494,570

Semiconductors (2.3%)
Actel Corp. (b) (d)	11,909	195,189
Advanced Analogic Technologies, Inc. (b)	9,500	59,090

	Shares or Principal Amount	Value

Semiconductors (continued)
AMIS Holdings, Inc. (b)	12,875	$123,471
Amkor Technology, Inc. (b) (d)	35,400	244,614
Applied Micro Circuits Corp. (b)	127,970	390,309
Asyst Technologies, Inc. (b)	18,409	136,779
ATMI, Inc. (b)	16,057	508,846
Axcelis Technologies, Inc. (b)	44,733	308,658
Bookham, Inc. (b) (d)	28,000	87,640
Brooks Automation, Inc. (b)	26,878	381,668
Cirrus Logic, Inc. (b)	30,297	213,897
COHU, Inc.	10,845	214,514
Conexant Systems, Inc. (b)	176,840	341,301
Credence Systems Corp. (b)	53,422	172,019
Cymer, Inc. (b)	16,038	743,040
Diodes, Inc. (b)	8,460	372,578
EMCORE Corp. (b) (d)	17,100	98,325
Emulex Corp. (b)	31,040	583,552
Entegris, Inc. (b) (d)	47,454	531,959
Exar Corp. (b)	15,564	201,865
FEI Co. (b)	11,068	253,014
FormFactor, Inc. (b)	18,437	703,925
Genesis Microchip, Inc. (b)	15,404	157,891
Hittite Microwave Corp. (b)	3,700	126,873
Ikanos Communications (b) (d)	5,400	45,360
Ixia (b) (d)	13,636	124,769
IXYS Corp. (b)	6,302	63,713
Kopin Corp. (b) (d)	23,607	84,277
LTX Corp. (b)	26,373	123,162
Mattson Technology, Inc. (b)	22,474	219,796
Microsemi Corp. (b)	26,608	521,517
Microtune, Inc. (b) (d)	16,350	84,039
Mindspeed Technologies, Inc. (b) (d)	61,300	107,275
MIPS Technologies, Inc. (b) (d)	19,574	144,260
MKS Instruments, Inc. (b)	11,823	255,968
Monolithic Power Systems (b) (d)	4,700	47,188
Mosys, Inc. (b) (d)	4,400	33,352
Netlogic Microsystems, Inc. (b)	5,100	101,133
Nextest Systems Corp. (b)	700	7,315
OmniVision Technologies, Inc. (b)	21,228	348,564
ON Semiconductor Corp. (b)	56,113	349,023
Optical Communication Products, Inc. (b) (d)	1,817	3,907
OSI Systems, Inc. (b) (d)	5,076	105,073

128	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (continued)
Pericom Semiconductor Corp. (b)	10,500	$100,905
Photronics Corp. (b)	12,692	177,561
PortalPlayer, Inc. (b) (d)	11,700	140,751
Rudolph Technologies, Inc. (b)	11,487	202,860
Semitool, Inc. (b) (d)	4,518	54,894
Semtech Corp. (b)	29,635	386,144
Silicon Image, Inc. (b)	29,906	353,788
Silicon Storage Technology, Inc. (b) (d)	31,284	131,080
SiRF Technology Holdings, Inc. (b)	18,875	530,765
Skyworks Solutions Co. (b)	68,837	456,389
SunPower Corp., Class A (b) (d)	4,845	163,034
Supertex, Inc. (b) (d)	5,780	256,690
Tessera Technologies, Inc. (b) (d)	19,328	674,740
Transmeta Corp. (b) (d)	51,700	61,006
Transwitch Corp. (b) (d)	39,500	58,065
TriQuint Semiconductor, Inc. (b)	58,239	262,076
Ultratech Stepper, Inc. (b) (d)	9,550	136,470
Veeco Instruments, Inc. (b)	12,042	225,065
Virage Logic Corp. (b) (d)	2,000	18,880
Volterra Semiconductor Corp. (b) (d)	4,600	79,396
X-Rite, Inc. (d)	15,141	171,245

		14,562,512

Services (1.5%)
Advance America Cash Advance Centers, Inc.	23,580	353,464
Alderwoods Group, Inc. (b)	15,141	301,154
American Ecology Corp.	7,500	156,000
aQuantive, Inc. (b) (d)	30,799	837,117
Arbitron, Inc. (d)	12,253	514,626
Central Parking Corp. (d)	2,390	40,989
Clark, Inc.	5,300	66,303
Coinmach Service Corp.	6,200	62,000
Coinstar, Inc. (b)	9,738	295,840
Cornell Cos., Inc. (b)	6,700	119,930
First Advantage Corp., Class A (b) (d)	2,336	48,612
FTI Consulting, Inc. (b)	12,675	360,097
Gaiam, Inc. (b)	8,400	121,884
Geo Group, Inc. (The) (b)	8,573	325,755
Healthcare Services Group, Inc. (d)	13,000	353,340

	Shares or Principal Amount	Value

Services (continued)
ICT Group, Inc. (b)	1,200	$38,040
Labor Ready, Inc. (b)	21,469	375,922
Manhattan Associates, Inc. (b)	9,540	281,716
MasTec, Inc. (b)	12,246	134,094
National Healthcare Corp.	1,500	83,175
Perini Corp. (b)	6,683	165,204
Perot Systems Corp., Class A (b)	29,648	437,308
PHH Corp. (b)	22,720	627,072
Rent-A-Center, Inc. (b)	28,250	812,470
Rollins, Inc. (d)	10,261	222,048
Secure Computing Corp. (b)	21,691	155,741
Sotheby’s Holdings, Inc. (d)	23,798	904,324
Source Interlink Cos., Inc. (b) (d)	15,989	144,541
Stewart Enterprises, Inc., Class A (d)	36,372	224,779
Team, Inc. (b) (d)	3,500	111,685
Tetra Tech, Inc. (b)	25,007	454,627
Vertrue, Inc. (b) (d)	3,655	164,365
Volt Information Sciences, Inc. (b) (d)	4,005	158,198

		9,452,420

Steel (0.6%)
AK Steel Holding Corp. (b)	41,740	623,178
Chaparral Steel Co.	18,566	772,160
NS Group, Inc. (b)	8,341	545,168
Olympic Steel, Inc.	4,300	106,167
Oregon Steel Mills, Inc. (b)	14,221	773,622
Ryerson Tull, Inc. (d)	10,409	250,857
Schnitzer Steel Industries, Inc.	9,779	341,874
Wheeling-Pittsburgh Corp. (b)	5,140	101,618

		3,514,644

Technology (1.8%)
Acacia Research — Acacia Technologies (b)	11,600	148,248
American Reprographics Co. (b)	8,700	308,850
Andrew Corp. (b)	60,400	559,304
Benchmark Electronics, Inc. (b)	23,865	633,616
Black Box Corp.	7,677	342,317
CommScope, Inc. (b)	21,767	694,585
Concur Technologies, Inc. (b) (d)	11,800	188,092
CTS Corp. (d)	12,337	174,198

2006 Annual Report	129

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Technology (continued)
Digi International, Inc. (b) (d)	7,600	$106,552
Dionex Corp. (b) (d)	7,245	394,128
EMS Technologies, Inc. (b)	8,000	146,000
Excel Technology, Inc. (b)	4,019	101,922
Input/Output, Inc. (b) (d)	24,386	273,367
Intergraph Corp. (b)	12,483	545,382
Kanbay International, Inc. (b) (d)	10,875	308,850
KEMET Corp. (b)	28,706	210,989
Kronos, Inc. (b) (d)	13,397	454,158
Kulicke & Soffa Industries, Inc. (b)	24,668	221,519
Lattice Semiconductor Corp. (b)	49,975	310,345
Lionbridge Technologies, Inc. (b) (d)	19,100	129,307
Medis Technologies, Inc. (b) (d)	8,677	233,498
Merge Technologies, Inc. (b)	11,295	87,084
Micros Systems, Inc. (b)	15,434	766,761
MTC Technologies, Inc. (b) (d)	3,562	80,644
Ness Technologies, Inc. (b)	9,075	134,129
Opsware, Inc. (b) (d)	27,288	248,048
Orbital Sciences Corp. (b)	21,222	385,392
ParkerVision, Inc. (b) (d)	3,900	35,880
Plantronics, Inc. (d)	18,505	390,641
Plexus Corp. (b)	18,204	399,032
Progress Software Corp. (b)	17,135	493,317
Rentech, Inc. (b) (d)	47,800	203,150
Sonic Solutions (b) (d)	9,000	145,260
Symmetricom, Inc. (b) (d)	21,285	180,284
Synagro Technologies, Inc. (d)	34,900	150,768
Varian Semiconductor Equipment Associates, Inc. (b)	21,664	790,518
Varian, Inc. (b)	13,069	612,805

		11,588,940

Telecommunications (1.8%)
ADTRAN, Inc.	28,405	657,292
Alaska Communications Systems	20,000	287,800
Holdings, Inc.
Align Technology, Inc. (b)	21,692	300,651
Anaren Microwave, Inc. (b)	8,493	170,794
Arris Group, Inc. (b)	39,733	532,422
Atlantic Tele-Network, Inc.	4,400	85,096
Broadwing Corp. (b)	27,151	406,722
Carrier Access Corp. (b)	11,600	72,616

	Shares or Principal Amount	Value

Telecommunications (continued)
Cbeyond, Inc. (b) (d)	7,575	$229,826
Centennial Communications Corp. (d)	7,500	38,700
Cincinnati Bell, Inc. (b)	98,379	461,398
Commonwealth Telephone Enterprises, Inc.	9,648	403,865
Comtech Telecommunications Corp. (b) (d)	9,570	341,171
Consolidated Communications Holdings, Inc.	8,100	149,040
CPI International, Inc. (b)	300	4,212
CT Communications, Inc.	8,670	202,098
Ditech Networks, Inc. (b)	14,620	115,352
Dobson Communications Corp. (b)	61,380	476,309
Eschelon Telecom, Inc. (b)	5,800	102,776
Essex Corp (b) (d)	7,900	155,472
FairPoint Communications, Inc.	11,300	203,626
FiberTower Corp. (b) (d)	50,080	363,080
Finisar Corp. (b)	96,180	334,706
General Cable Corp. (b)	19,390	729,064
General Communication, Inc. (b) (d)	20,248	265,451
Golden Telecom, Inc.	6,975	258,145
IDT Corp. (b) (d)	18,335	238,172
InfoSpace, Inc. (b)	10,909	220,471
InterVoice-Brite, Inc. (b)	17,456	107,354
Iowa Telecommunications Services, Inc. (d)	13,300	265,202
iPCS, Inc. (b) (d)	7,500	404,625
Lightbridge, Inc. (b)	13,300	153,748
Loral Space and Communications, Inc. (b) (d)	2,600	75,504
Neon Communications, Inc. (b) (c)	125	0
North Pittsburgh Systems, Inc.	4,023	106,046
NTELOS Holdings Corp. (b)	7,360	103,261
Premiere Global Services, Inc. (b)	29,575	246,064
Radyne, Inc. (b)	10,000	101,000
RCN Corp. (b)	9,130	263,674
Savvis, Inc. (b)	14,530	451,738
Shenandoah Telecommunications Co. (d)	1,761	82,520
Sirenza Microdevices, Inc. (b)	9,400	68,902
SureWest Communications (d)	5,000	114,400
Talk America Holdings, Inc. (b)	16,820	134,896

130	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
UTStarcom, Inc. (b) (d)	50,725	$546,308
Vonage Holdings Corp. (b)	15,300	105,264
XO Communications, Inc. (b) (c)	5,400	0
Zhone Technologies, Inc. (b) (d)	36,540	51,887

		11,188,720

Tire & Rubber (0.1%)
Bandag, Inc. (d)	3,887	170,600
Cooper Tire & Rubber Co. (d)	28,268	303,316

		473,916

Tobacco (0.1%)
Alliance One International, Inc. (b)	40,911	197,191
Universal Corp.	11,232	413,562
Vector Group Ltd.	18,418	315,685

		926,438

Transportation Services (1.4%)
Abx Air, Inc. (b)	17,200	98,900
Ambassadors International, Inc.	4,300	167,700
AMERCO, Inc. (b)	4,104	376,419
American Commercial Lines, Inc. (b)	12,200	782,631
Arkansas Best Corp.	10,925	447,707
Atlas Air Worldwide Holdings, Inc (b)	7,900	359,371
Bristow Group, Inc. (b)	8,100	268,920
Celadon Group, Inc. (b)	10,900	204,484
Dynamex, Inc. (b)	1,560	33,056
EGL, Inc. (b)	10,773	366,174
Forward Air Corp.	13,591	441,300
Genesee & Wyoming, Inc., Class A (b)	12,480	350,563
Greenbrier Cos., Inc. (d)	6,190	232,125
Gulfmark Offshore, Inc. (b)	7,640	263,809
Heartland Express, Inc.	20,946	342,048
Horizon Lines, Inc., Class A	4,700	109,745
Hornbeck Offshore Services, Inc. (b)	8,010	289,081
HUB Group, Inc., Class A (b)	14,115	383,363
Interpool, Inc. (d)	2,600	62,192
Knight Transportation, Inc. (d)	19,120	348,366
Maritrans, Inc.	4,000	149,160

	Shares or Principal Amount	Value

Transportation Services (continued)
Marten Transport Ltd. (b)	3,845	$65,403
Old Dominion Freight Line, Inc. (b) (d)	12,179	336,871
P.A.M. Transportation Services, Inc. (b)	1,200	30,384
Pacer International, Inc.	16,424	504,053
Patriot Transportation Holding, Inc. (b)	100	8,074
PHI, Inc. (b) (d)	3,800	120,498
Quality Distribution, Inc. (b)	900	13,410
RailAmerica, Inc. (b) (d)	13,519	158,307
Saia, Inc. (b)	6,855	183,714
Sirva, Inc. (b)	13,300	44,422
Standard Parking Corp. (b)	900	31,293
Star Maritime Acquisition Corp. (b)	2,300	22,287
TAL International Group, Inc.	4,200	97,356
U.S. Xpress Enterprises, Inc. (b)	5,100	100,674
Universal Truckload Services, Inc. (b)	1,600	41,632
USA Truck, Inc. (b) (d)	4,600	79,856
Werner Enterprises, Inc. (d)	22,862	419,518
Wright Express Corp. (b)	13,975	382,496

		8,717,362

Utilities (1.4%)
ALLETE, Inc.	10,760	485,276
Black Hills Corp.	13,180	454,842
CH Energy Group, Inc. (d)	5,463	284,185
Duquesne Light Holdings, Inc. (d)	35,704	708,010
Empire District Electric Co. (d)	13,776	327,042
FuelCell Energy, Inc. (b)	21,143	139,967
Headwaters, Inc. (b) (d)	16,844	416,889
IDACORP, Inc. (d)	17,914	706,349
Littlelfuse, Inc. (b)	10,166	344,221
MGE Energy, Inc. (d)	6,023	205,987
Northwestern Corp.	12,800	452,864
Ormat Technologies, Inc. (d)	1,930	74,112
Otter Tail Co.	9,540	285,628
Pike Electric Corp. (b)	4,800	88,560
PNM Resources, Inc.	28,300	796,928
Portland General Electric Co.	11,100	286,047
Time Warner Telecom, Inc. (b)	49,064	978,335

2006 Annual Report	131

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value
Utilities (continued)
UIL Holdings Corp.	10,913	$433,792
UniSource Energy Corp.	13,964	496,839
Westar Energy, Inc.	35,600	901,392

		8,867,265

Veterinary Services (0.0%)
PetMed Express, Inc. (b) (d)	9,500	118,750

Warehousing (0.1%)
Mobile Mini, Inc. (b) (d)	14,229	457,747

Water (0.1%)
American States Water Co. (d)	7,446	312,733
Basin Water, Inc. (b) (d)	5,500	45,870
California Water Service Group (d)	5,297	206,053
Mueller Water Products, Inc. (b) (d)	12,500	199,625
Southwest Water Co. (d)	11,125	140,286

		904,567

Wireless Equipment (0.4%)
Atheros Communications (b) (d)	21,565	468,607
CalAmp Corp. (b)	13,600	90,440
I.D. Systems, Inc. (b) (d)	5,600	117,824
InPhonic, Inc. (b) (d)	12,580	115,359
InterDigital Communications Corp. (b) (d)	21,850	781,356
Novatel Wireless, Inc. (b) (d)	13,004	109,494
Powerwave Technologies, Inc. (b) (d)	47,805	311,211
Syniverse Holdings, Inc. (b)	6,800	100,300
Universal Electronics, Inc. (b) (d)	4,156	89,894
USA Mobility, Inc.	11,724	297,555
ViaSat, Inc. (b)	7,323	198,746
Wireless Facilities, Inc. (b) (d)	19,760	48,412

		2,729,198

Total Common Stocks		519,570,685

Repurchase Agreements (17.3%)

	Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $55,929,153 collateralized by U.S. Government Agency Mortgages with a market value of $57,039,640	$55,921,122	$55,921,122
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $53,399,557 collateralized by U.S. Government Agency Mortgages with a market value of $54,459,818	53,391,889	53,391,888

Total Repurchase Agreements		109,313,010

Short-Term Securities Held as Collateral for Securities on Loan (17.7%)
GE Life and Annuity Funding Agreement, 5.42%, 11/14/06	5,000,000	5,000,000
General Electric Capital Corp. Medium Term Note, 5.39%,12/08/06	2,000,057	2,000,057
Islandsbanki HF Corp. Medium Term Note, 5.39%, 11/22/06	2,500,000	2,500,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	10,000,000	10,000,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	5,000,000	5,000,000
Dorada Finance, Inc. Medium Term Note, 5.37%, 11/01/06	5,000,000	5,000,000
Bank of America Bank Note, 5.31%, 11/01/06	11,500,000	11,500,000
Alliance & Leicester Medium Term Note, 5.31%, 11/08/06	5,000,000	5,000,000
Merrill Lynch Mortgage Capital Master Note, 5.41%, 11/01/06	10,000,000	10,000,000
Morgan Stanley Master Note, 5.49%, 11/01/06	5,000,000	5,000,000
Wachovia Bank Bank Note, 5.37%, 11/01/06	5,000,000	5,000,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $45,986,338, collateralized by U.S. Government Agency Mortgages with a market value of $46,899,134	45,979,543	45,979,543

Total Short-Term Securities Held as Collateral for Securities on Loan		111,979,600

132	Annual Report 2006

Gartmore Small Cap Index Fund (Continued)

Total Investments (Cost $668,874,895) (a) — 117.0%	$740,863,295

Liabilities in excess of other assets — (17.0)%	(107,326,862)

NET ASSETS — 100.0%	$633,536,433

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security.
(d)	All or part of the security was on loan as of October 31, 2006.

At October 31, 2006, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
295	Russell 2000	12/15/06	$113,722,500	$7,109,692

*	Cash pledged as collateral.

See notes to financial statements.

2006 Annual Report	133

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Assets:
Investments, at value (cost $2,366,228,450; $1,672,759,629; $1,122,950,636; $2,921,117,757; and $513,582,342; respectively)*	$2,360,411,687	$2,213,708,233	$1,293,942,431	$3,511,400,995	$585,570,742
Repurchase agreements, at cost and value**	120,742,596	111,870,519	238,701,084	103,975,110	155,292,553

Total Investments	2,481,154,283	2,325,578,752	1,532,643,515	3,615,376,105	740,863,295

Cash	4,826,227	221,717	6,039,583	—	502,691
Cash collateral pledged for futures	—	7,593,874	5,926,500	3,024,000	3,969,000
Foreign currency, at value (cost $0; $14,491,129; $0; $0 and $0; respectively)	—	11,468,305	—	—	—
Interest and dividends receivable	19,484,974	2,862,557	1,314,530	3,188,638	760,169
Receivable for capital shares issued	5,370,999	3,308,192	9,536,609	8,291,323	272,756
Receivable for investments sold	17,826,683	159,648	2,248,000	—	185,564
Unrealized appreciation on futures contracts	—	3,067,595	—	62	—
Receivable for variation margin on futures contracts	—	—	—	2,986	—
Reclaims receivable	—	337,202	—	—	—
Prepaid expenses	11,454	9,778	4,310	19,254	2,981

Total Assets	2,528,674,620	2,354,607,620	1,557,713,047	3,629,902,368	746,556,456

Liabilities:
Payable to custodian	—	—	—	183,575	—
Distributions payable	2,187	—	—	—	—
Payable for investments purchased	155,999,816	105,595	1,689,490	—	343,696
Payable for capital shares redeemed	97,497	3,619,993	58,313	1,334,274	94,839
Unrealized depreciation on forward foreign currency contracts	—	312,616	—	—	—
Payable for variation margin on futures contracts	—	92,461	812,755	—	381,205
Payable for return of collateral received for securities on loan	291,009,675	344,321,838	252,666,695	177,126,924	111,979,600
Accrued expenses and other payables
Investment advisory fees	295,340	367,241	171,445	237,812	81,428
Fund administration and transfer agent fees	192,720	217,507	129,544	349,895	62,233
Distribution fees	9,512	21,351	42,406	94,175	24,184
Administrative servicing fees	6,975	11,721	20,080	105,065	15,181
Trustee fees	266	252	168	443	78
Compliance program fees (Note 3)	18,425	17,879	11,542	30,751	5,416
Other	86,504	69,994	68,464	85,857	32,163

Total Liabilities	447,718,917	349,158,448	255,670,902	179,548,771	113,020,023

Net Assets	$2,080,955,703	$2,005,449,172	$1,302,042,145	$3,450,353,597	$633,536,433

Represented by:
Capital	$2,098,632,784	$1,399,221,151	$1,062,798,121	$2,877,489,033	$511,774,282
Accumulated net investment income (loss)	1,666,162	13,176,018	879,949	4,124,038	656,748
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	(13,526,480)	52,122,176	59,512,535	(23,421,235)	42,007,311
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(5,816,763)	540,929,827	178,851,540	592,161,761	79,098,092

Net Assets	$2,080,955,703	$2,005,449,172	$1,302,042,145	$3,450,353,597	$633,536,433

*	Includes securities held as collateral for securities on loan of $194,997,610; $263,602,678; $178,795,394; $135,254,423; and $66,000,057; respectively.
**	Includes securities held as collateral for securities on loan of $96,012,065; $80,719,160; $73,871,301; $41,872,501; and $45,979,543; respectively.

See notes to financial statements.

134	Annual Report 2006

Statements of Assets and Liabilities (Continued)

October 31, 2006

	Gartmore Bond Index Fund		Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Net Assets:
Class A Shares	$44,444,115		$103,403,038	$192,273,970	$42,670,253	$114,280,835
Class B Shares	181,099		604,517	935,088	6,296,167	482,293
Class C Shares	5,172		639,287	794,122	1,422,512	534,348
Institutional Class Shares	2,036,325,317		1,900,802,330	1,108,038,965	2,689,367,610	518,238,957
Service Class Shares	—		—	—	628,020,675	—
Institutional Service Class Shares	—		—	—	82,442,558	—
Local Fund Shares	—		—	—	133,822	—

Total	$2,080,955,703		$2,005,449,172	$1,302,042,145	$3,450,353,597	$633,536,433

Shares outstanding (unlimited number of shares authorized):
Class A Shares	4,111,732		9,764,215	12,293,981	3,631,498	8,485,574
Class B Shares	16,756		58,012	60,540	537,788	36,087
Class C Shares	479		62,374	51,638	122,116	40,073
Institutional Class Shares	188,508,442		179,122,234	70,372,069	227,828,076	38,146,234
Service Class Shares	—		—	—	53,458,223	—
Institutional Service Class Shares	—		—	—	6,991,213	—
Local Fund Shares	—		—	—	11,314	—

Total	192,637,409		189,006,835	82,778,228	292,580,228	46,707,968

Net asset value and redemption price per share:
Class A Shares	$10.81		$10.59	$15.64	$11.75	$13.47
Class B Shares (a)	$10.81		$10.42	$15.45	$11.71	$13.36	(c)
Class C Shares (b)	$10.81	(c)	$10.25	$15.38	$11.65	$13.33
Institutional Class Shares	$10.80		$10.61	$15.75	$11.80	$13.59
Service Class Shares	$—		$—	$—	$11.75	$—
Institutional Service Class Shares	$—		$—	$—	$11.79	$—
Local Fund Shares	$—		$—	$—	$11.83	$—

Maximum offering price per share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.47		$11.24	$16.59	$12.47	$14.29

Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	135

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
INVESTMENT INCOME:
Interest income	$85,660,991	$1,945,062	$7,443,859	$2,750,812	$4,325,665
Dividend income (net of foreign withholding tax of $0; $3,212,425; $0; $0 and $0; respectively)	—	42,103,811	13,384,640	57,557,512	4,863,368
Income from securities lending	564,208	1,777,812	530,854	406,631	734,881

Total Income	86,225,199	45,826,685	21,359,353	60,714,955	9,923,914

Expenses:
Investment advisory fees	3,857,103	4,540,332	2,625,630	3,841,921	1,043,208
Fund administration and transfer agent fees	1,835,277	1,761,490	1,168,322	2,966,541	528,719
Distribution fees Class A	106,348	155,547	461,429	83,822	216,599
Distribution fees Class B	1,992	5,322	9,668	60,052	4,811
Distribution fees Class C	29	3,583	4,885	11,867	2,530
Distribution fees Service Class	—	—	—	889,743	—
Distribution fees Local Class	—	—	—	87	—
Administrative servicing fees Class A	60,698	89,364	258,454	4,589	125,181
Administrative servicing fees Service Class	—	—	—	1,482,897	—
Administrative servicing fees Institutional Service Class	—	—	—	186,982	—
Registration and filing fees	109,050	88,909	84,447	116,623	65,125
Trustee fees	59,048	56,657	40,385	104,462	17,319
Compliance program fees (Note 3)	35,060	33,304	22,183	58,615	10,178
Other	419,998	399,457	413,089	830,162	139,653

Total expenses before reimbursed expenses	6,484,603	7,133,965	5,088,492	10,638,363	2,153,323
Earnings credit (Note 5)	(32,092)	(534)	(19,587)	(9,373)	(17,753)
Expenses reimbursed	(663,758)	(631,723)	(509,553)	(808,395)	(222,353)
Expenses voluntarily waived by administrator	(496)	(995)	(10,376)	(1,803)	(1,423)

Net Expenses	5,788,257	6,500,713	4,548,976	9,818,792	1,911,794

Net Investment Income (Loss)	80,436,942	39,325,972	16,810,377	50,896,163	8,012,120

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(9,447,814)	45,946,322	50,651,726	(333,846)	38,067,773
Net realized gains (losses) on future transactions	—	12,764,560	6,882,462	4,299,000	1,981,626
Net realized gains (losses) on foreign currency transactions	—	1,378,047	—	—	—
Net realized gains (losses) on swap transactions	(89,862)	—	—	—	—

Net realized gains (losses) on investment, futures, swaps and foreign currency transactions	(9,537,676)	60,088,929	57,534,188	3,965,154	40,049,399
Net change in unrealized appreciation/depreciation on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	19,853,848	302,297,060	62,882,944	401,817,283	43,224,274

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	10,316,172	362,385,989	120,417,132	405,782,437	83,273,673

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$90,753,114	$401,711,961	$137,227,509	$456,678,600	$91,285,793

See notes to financial statements.

136	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Bond Index Fund				Gartmore International Index Fund
	Year Ended October 31, 2006		Year Ended October 31, 2005		Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$80,436,942		$51,812,730	(c)	$39,325,972	$24,637,588
Net realized gains (losses) on investment, futures, swaps and foreign currency transactions	(9,537,676)		(1,589,885	)(d)	60,088,929	40,158,126
Net change in unrealized appreciation/depreciation on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	19,853,848		(40,578,235)		302,297,060	123,259,235

Change in net assets resulting from operations	90,753,114		9,644,610		401,711,961	188,054,949

Distributions to Class A Shareholders from:
Net investment income	(1,759,169)		(1,589,869)		(830,952)	(887,978)
Net realized gains on investments	—		(21,640)		(1,248,104)	(372,809)

Distributions to Class B Shareholders from:
Net investment income	(7,029)		(8,494)		(4,766)	(6,059)
Net realized gains on investments	—		(138)		(12,143)	(2,547)

Distributions to Class C Shareholders from:
Net investment income	(107	)(b)	—		(4,261)	(1,839	)(a)
Net realized gains on investments	—		—		(4,617)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(78,361,327)		(51,119,187)		(25,682,212)	(30,547,982)
Net realized gains on investments	—		(539,426)		(40,251,609)	(10,207,889)

Change in net assets from shareholder distributions	(80,127,632)		(53,278,754)		(68,038,664)	(42,027,103)

Change in net assets from capital transactions	557,303,622		563,405,652		309,998,300	326,357,828

Change in net assets	567,929,104		519,771,508		643,671,597	472,385,674

Net Assets:
Beginning of period	1,513,026,599		993,255,091		1,361,777,575	889,391,901

End of period	$2,080,955,703		$1,513,026,599		$2,005,449,172	$1,361,777,575

Accumulated net investment income (loss) at end of period	$1,666,162		$866,187		$13,176,018	$(2,108,220)

(a)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(b)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
(c)	The amount reported as the “Net investment income (loss)” of $55,530,868 in the October 31, 2005 annual report contained a typographical error, and should have been $51,812,730.
(d)	The amount reported as the “Net realized gains (losses) on investment transactions” of $(1,589,985) in the October 31, 2005 annual report contained a typographical error, and should have been $(1,589,885).

See notes to financial statements.

2006 Annual Report	137

Statements of Changes in Net Assets

	Gartmore Mid Cap Market Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$16,810,377	$10,106,138
Net realized gains (losses) on investment, futures, and foreign currency transactions	57,534,188	50,293,676
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	62,882,944	59,756,849

Change in net assets resulting from operations	137,227,509	120,156,663

Distributions to Class A Shareholders from:
Net investment income	(2,125,880)	(986,365)
Net realized gains on investments	(7,034,770)	(1,521,298)

Distributions to Class B Shareholders from:
Net investment income	(5,600)	(1,707)
Net realized gains on investments	(41,422)	(13,730)

Distributions to Class C Shareholders from:
Net investment income	(3,491)	(561)
Net realized gains on investments	(12,106)	(530)

Distributions to Institutional Class Shareholders from:
Net investment income	(15,260,628)	(8,089,901)
Net realized gains on investments	(39,843,686)	(11,631,944)

Change in net assets from shareholder distributions	(64,327,583)	(22,246,036)

Change in net assets from capital transactions	220,254,346	315,044,639

Change in net assets	293,154,272	412,955,266

Net Assets:
Beginning of period	1,008,887,873	595,932,607

End of period	$1,302,042,145	$1,008,887,873

Accumulated net investment income (loss) at end of period	$879,949	$1,465,171

See notes to financial statements.

138	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore S&P 500 Index Fund		Gartmore Small Cap Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$50,896,163	$40,844,963	$8,012,120	$4,288,843
Net realized gains (losses) on investment and futures transactions	3,965,154	9,873,475	40,049,399	20,845,474
Net change in unrealized appreciation/depreciation on investments and futures	401,817,283	116,601,416	43,224,274	12,196,781

Change in net assets resulting from operations	456,678,600	167,319,854	91,285,793	37,331,098

Distributions to Class A Shareholders from:
Net investment income	(479,284)	(229,328)	(1,021,182)	(639,517)
Net realized gains on investments	(188,635)	—	(2,647,352)	(2,760,397)

Distributions to Class B Shareholders from:
Net investment income	(43,651)	(47,910)	(2,648)	(1,102)
Net realized gains on investments	(42,333)	—	(18,904)	(14,014)

Distributions to Class C Shareholders from:
Net investment income	(9,504)	(6,857)	(2,368)	(466)
Net realized gains on investments	(7,675)	—	(8,380)	(1,577)

Distributions to Institutional Class Shareholders from:
Net investment income	(40,207,767)	(30,571,334)	(6,596,902)	(3,706,523)
Net realized gains on investments	(15,461,423)	—	(14,705,614)	(9,044,421)

Distributions to Service Class Shareholders from:
Net investment income	(7,751,049)	(8,422,320)	—	—
Net realized gains on investments	(4,274,411)	—	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(1,083,623)	(1,169,535)	—	—
Net realized gains on investments	(515,810)	—	—	—

Distributions to Local Fund Shareholders from:
Net investment income	(2,000)	(2,026)	—	—
Net realized gains on investments	(850)	—	—	—

Change in net assets from shareholder distributions	(70,068,015)	(40,449,310)	(25,003,350)	(16,168,017)

Change in net assets from capital transactions	376,896,621	707,220,072	152,349,944	120,267,223

Change in net assets	763,507,206	834,090,616	218,632,387	141,430,304

Net Assets:
Beginning of period	2,686,846,391	1,852,755,775	414,904,046	273,473,742

End of period	$3,450,353,597	$2,686,846,391	$633,536,433	$414,904,046

Accumulated net investment income (loss) at end of period	$4,124,038	$2,807,688	$656,748	$267,728

See notes to financial statements.

2006 Annual Report	139

Statements of Changes in Net Assets (Continued)

	Gartmore Bond Index Fund		Gartmore International Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,928,815	$11,921,461	$71,352,954	$26,347,086
Dividends reinvested	1,752,822	1,766,838	2,056,199	1,249,230
Cost of shares redeemed (a)	(10,541,308)	(10,926,951)	(22,556,185)	(26,127,338)

	2,140,329	2,761,348	50,852,968	1,468,978

Class B Shares
Proceeds from shares issued	50,623	86,753	118,923	235,088
Dividends reinvested	4,151	9,945	14,530	7,847
Cost of shares redeemed (a)	(92,299)	(326,869)	(24,601)	(46,512)

	(37,525)	(230,171)	108,852	196,423

Class C Shares
Proceeds from shares issued	5,000 (c)	—	434,916	150,474	(b)
Dividends reinvested	107 (c)	—	3,914	945	(b)
Cost of shares redeemed (a)	—	—	(8,258)	(2,509	)(b)

	5,107	—	430,572	148,910

Institutional Class Shares
Proceeds from shares issued	620,492,665	561,634,706	403,041,062	477,687,940
Dividends reinvested	78,361,306	55,627,987	65,933,564	40,755,707
Cost of shares redeemed (a)	(143,658,260)	(56,388,218)	(210,368,718)	(193,900,130)

	555,195,711	560,874,475	258,605,908	324,543,517

Change in net assets from capital transactions	$557,303,622	$563,405,652	$309,998,300	$326,357,828

See notes to financial statements.

140	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Bond Index Fund		Gartmore International Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,023,062	1,083,235	7,159,582	3,186,846
Reinvested	163,653	160,606	220,428	150,754
Redeemed	(985,531)	(994,100)	(2,284,547)	(3,149,382)

	201,184	249,741	5,095,463	188,218

Class B Shares
Issued	4,768	7,897	12,737	29,541
Reinvested	388	902	1,600	962
Redeemed	(8,592)	(29,622)	(2,522)	(5,414)

	(3,436)	(20,823)	11,815	25,089

Class C Shares
Issued	469 (c)	—	44,868	18,137	(b)
Reinvested	10 (c)	—	436	118	(b)
Redeemed	—	—	(877)	(308	)(b)

	479	—	44,427	17,947

Institutional Class Shares
Issued	58,107,928	51,110,919	41,519,284	57,463,660
Reinvested	7,321,978	5,061,735	7,070,045	4,907,293
Redeemed	(13,529,395)	(5,130,492)	(21,327,681)	(22,470,829)

	51,900,511	51,042,162	27,261,648	39,900,124

Total change in shares	52,098,738	51,271,080	32,413,353	40,131,378

(a)	Includes redemption fees, if any.
(b)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(c)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

See notes to financial statements.

2006 Annual Report	141

Statements of Changes in Net Assets (Continued)

	Gartmore Mid Cap Market Index Fund		Gartmore S&P 500 Index Fund		Gartmore Small Cap Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$52,229,794	$98,144,558	$20,767,054	$22,204,730	$57,590,171	$30,542,516
Dividends reinvested	8,725,557	2,318,171	592,590	220,161	3,652,313	3,382,379
Cost of shares redeemed (a)	(29,421,304)	(28,200,639)	(7,671,949)	(5,798,251)	(22,181,920)	(35,279,663)

	31,534,047	72,262,090	13,687,695	16,626,640	39,060,564	(1,354,768)

Class B Shares
Proceeds from shares issued	151,124	227,014	1,202,333	1,517,492	64,335	83,965
Dividends reinvested	40,653	14,359	57,756	35,761	20,768	14,247
Cost of shares redeemed (a)	(194,136)	(106,040)	(1,421,341)	(984,230)	(107,139)	(106,390)

	(2,359)	135,333	(161,252)	569,023	(22,036)	(8,178)

Class C Shares
Proceeds from shares issued	671,812	252,062	722,455	1,256,656	346,652	174,494
Dividends reinvested	3,330	648	3,526	2,602	2,186	1,080
Cost of shares redeemed (a)	(121,713)	(61,173)	(284,123)	(693,175)	(56,119)	(18,545)

	553,429	191,537	441,858	566,083	292,719	157,029

Institutional Class Shares
Proceeds from shares issued	201,216,467	286,440,128	439,976,727	749,189,581	132,966,196	132,154,739
Dividends reinvested	55,104,248	19,721,809	55,591,859	30,520,255	21,302,466	12,750,909
Cost of shares redeemed (a)	(68,151,486)	(63,706,258)	(110,575,973)	(106,627,479)	(41,249,965)	(23,432,508)

	188,169,229	242,455,679	384,992,613	673,082,357	113,018,697	121,473,140

Service Class Shares
Proceeds from shares issued	—	—	46,605,280	83,776,172	—	—
Dividends reinvested	—	—	12,025,424	8,422,320	—	—
Cost of shares redeemed (a)	—	—	(83,623,451)	(71,764,682)	—	—

	—	—	(24,992,747)	20,433,810	—	—

Institutional Service Class Shares
Proceeds from shares issued	—	—	13,588,613	11,593,467	—	—
Dividends reinvested	—	—	1,599,428	1,169,535	—	—
Cost of shares redeemed (a)	—	—	(12,262,437)	(16,822,870)	—	—

	—	—	2,925,604	(4,059,868)	—	—

Local Fund Shares
Dividends reinvested	—	—	2,850	2,026	—	—

	—	—	2,850	2,026	—	—

Change in net assets from capital transactions	$220,254,346	$315,044,639	$376,896,621	$707,220,071	$152,349,944	$120,267,223

(a)	Includes redemption fees, if any.

See notes to financial statements.

142	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Mid Cap Market Index Fund		Gartmore S&P 500 Index Fund		Gartmore Small Cap Index Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	3,399,326	6,977,286	1,883,540	2,132,450	4,422,849	2,585,251
Reinvested	584,674	165,326	54,601	21,314	300,535	282,319
Redeemed	(1,932,121)	(1,947,668)	(700,153)	(563,477)	(1,761,202)	(2,964,492)

	2,051,879	5,194,944	1,237,988	1,590,287	2,962,182	(96,922)

Class B Shares
Issued	9,937	15,949	109,472	147,956	5,092	7,222
Reinvested	2,758	1,041	5,357	3,473	1,730	1,193
Redeemed	(13,103)	(7,554)	(129,639)	(96,021)	(8,315)	(9,121)

	(408)	9,436	(14,810)	55,408	(1,493)	(706)

Class C Shares
Issued	44,053	17,885	66,874	124,173	27,224	14,919
Reinvested	227	47	328	255	179	91
Redeemed	(8,184)	(4,400)	(25,920)	(69,473)	(4,232)	(1,637)

	36,096	13,532	41,282	54,955	23,171	13,373

Institutional Class Shares
Issued	13,057,804	20,219,151	39,970,919	72,560,117	10,459,738	11,224,475
Reinvested	3,666,970	1,398,577	5,101,756	2,949,467	1,736,493	1,057,777
Redeemed	(4,422,132)	(4,452,655)	(10,082,673)	(10,263,495)	(3,093,122)	(1,952,254)

	12,302,642	17,165,073	34,990,002	65,246,089	9,103,109	10,329,998

Service Class Shares
Issued	—	—	4,205,297	8,170,050	—	—
Reinvested	—	—	1,109,931	816,841	—	—
Redeemed	—	—	(7,652,029)	(6,956,564)	—	—

	—	—	(2,336,801)	2,030,327	—	—

Institutional Service Class Shares
Issued	—	—	1,229,813	1,125,943	—	—
Reinvested	—	—	147,076	113,056	—	—
Redeemed	—	—	(1,116,484)	(1,632,706)	—	—

	—	—	260,405	(393,707)	—	—

Local Fund Shares
Reinvested	—	—	261	195	—	—

	—	—	261	195	—	—

Total change in shares	14,390,209	22,382,985	34,178,327	68,583,554	12,086,969	10,245,743

See notes to financial statements.

2006 Annual Report	143

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$10.93	0.47	0.05	0.52	(0.48)	(0.01)	(0.49)	$10.96	5.01%		$38,447	0.72%		4.29%		0.84%		4.17%		124.75%
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%		3.07%		0.82%		2.96%		139.66%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	—	(0.38)	$11.13	4.94%		$40,757	0.71%		3.25%		0.77%		3.19%		151.56%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%		3.74%		0.77%		3.69%		153.31%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	—	(0.44)	$10.81	4.59%		$44,444	0.71%		4.15%		0.75%		4.11%		113.91%

Class B Shares
Year Ended October 31, 2002	$10.93	0.41	0.05	0.46	(0.42)	(0.01)	(0.43)	$10.96	4.38%		$28	1.33%		3.69%		1.44%		3.58%		124.75%
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%		2.10%		1.41%		2.00%		139.66%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	—	(0.32)	$11.13	4.32%		$457	1.31%		2.70%		1.37%		2.65%		151.56%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	—	(0.35)	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%		3.18%		1.37%		3.09%		153.31%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	—	(0.38)	$10.81	3.96%		$181	1.32%		3.56%		1.36%		3.52%		113.91%

Class C Shares
Period Ended October 31, 2006 (f)	$10.68	0.23	0.13	0.36	(0.23)	—	(0.23)	$10.81	3.43%	(d)	$5	1.31%	(e)	3.73%	(e)	1.38%	(e)	3.66%	(e)	113.91%

Institutional Class Shares
Year Ended October 31, 2002	$10.92	0.52	0.05	0.57	(0.53)	(0.01)	(0.54)	$10.95	5.46%		$185,141	0.31%		4.67%		0.45%		4.53%		124.75%
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%		3.34%		0.42%		3.23%		139.66%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	—	(0.43)	$11.13	5.36%		$952,042	0.31%		3.69%		0.37%		3.63%		151.56%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%		4.14%		0.37%		4.09%		153.31%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	—	(0.48)	$10.80	4.91%		$2,036,325	0.32%		4.57%		0.36%		4.53%		113.91%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Not annualized.
(e)	Annualized.
(f)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.

See notes to financial statements.

144	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$6.37	0.08	(1.06)	(0.98)	(0.08)	—	(0.08)	$5.31	(15.65%	)	$12,549	0.79%		1.15%		0.96%		0.98%		32.45%
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)	—	(0.10)	$6.55	25.51%		$16,404	0.75%		1.71%		0.88%		1.58%		7.71%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	— (g)	(0.09)	$7.63	18.01%		$34,183	0.76%		1.57%		0.82%		1.51%		7.62%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	$8.69	17.83%		$40,565	0.76%		1.81%		0.83%		1.75%		12.24%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	$10.59	26.89%		$103,403	0.76%		1.95%		0.80%		1.91%		8.66%

Class B Shares
Year Ended October 31, 2002	$6.32	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	$5.26	(16.12%	)	$80	1.39%		0.64%		1.72%		0.31%		32.45%
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)	—	(0.08)	$6.48	24.88%		$105	1.36%		1.03%		1.48%		0.90%		7.71%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	— (g)	(0.05)	$7.54	17.21%		$159	1.36%		0.98%		1.42%		0.92%		7.62%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	$8.57	17.17%		$396	1.36%		1.14%		1.43%		1.07%		12.24%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	$10.42	25.98%		$605	1.37%		1.41%		1.41%		1.37%		8.66%

Class C Shares
Period Ended October 31, 2005 (d)	$8.27	0.09	0.19	0.28	(0.11)	—	(0.11)	$8.44	3.63%	(e)	$152	1.36%	(f)	1.57%	(f)	1.43%	(f)	1.50%	(f)	12.24%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	$10.25	26.06%		$639	1.37%		1.36%		1.41%		1.33%		8.66%

Institutional Class Shares
Year Ended October 31, 2002	$6.37	0.09	(1.04)	(0.95)	(0.10)	—	(0.10)	$5.32	(15.20%	)	$119,502	0.36%		1.66%		0.56%		1.46%		32.45%
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)	—	(0.12)	$6.56	25.90%		$359,705	0.36%		1.99%		0.48%		1.87%		7.71%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	— (g)	(0.12)	$7.64	18.43%		$855,050	0.36%		1.99%		0.42%		1.93%		7.62%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	$8.70	18.26%		$1,320,858	0.36%		2.17%		0.43%		2.10%		12.24%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	$10.61	27.32%		$1,900,802	0.37%		2.34%		0.41%		2.30%		8.66%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from February 14, 2005 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.
(g)	The amount is less than $0.005.

See notes to financial statements.

2006 Annual Report	145

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Market Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.79	0.04	(0.59)	(0.55)	(0.05)	—	(0.05)	$9.19	(5.67%	)	$19,002	0.73%		0.42%		0.83%		0.32%		15.82%
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)	—	(0.04)	$11.87	29.72%		$38,693	0.71%		0.48%		0.82%		0.37%		8.26%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	$12.89	10.07%		$65,059	0.70%		0.50%		0.77%		0.44%		15.75%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	$14.68	16.94%		$150,305	0.70%		0.90%		0.77%		0.84%		18.44%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	$15.64	12.57%		$192,274	0.71%		1.09%		0.76%		1.05%		15.59%

Class B Shares
Year Ended October 31, 2002	$9.74	(0.01)	(0.58)	(0.59)	(0.02)	—	(0.02)	$9.13	(6.13%	)	$86	1.32%		(0.16%	)	1.44%		(0.28%	)	15.82%
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	—	—	—	$11.77	28.96%		$295	1.31%		(0.13%	)	1.42%		(0.25%	)	8.26%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	—	(0.12)	(0.12)	$12.75	9.44%		$657	1.31%		(0.10%	)	1.37%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	$14.50	16.15%		$884	1.31%		0.27%		1.38%		0.21%		18.44%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	$15.45	11.98%		$935	1.32%		0.49%		1.37%		0.43%		15.59%

Class C Shares
Period Ended October 31, 2003 (d)	$11.43	—	0.33	0.33	—	—	—	$11.76	2.89%	(e)	$21	1.31%	(f)	0.16%	(f)	1.71%	(f)	(0.24%	)(f)	8.26%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	—	(0.12)	(0.12)	$12.74	9.48%		$26	1.31%		(0.10%	)	1.38%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	$14.46	16.13%		$225	1.31%		0.28%		1.39%		0.21%		18.44%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	$15.38	11.96%		$794	1.32%		0.42%		1.37%		0.38%		15.59%

Institutional Class Shares
Year Ended October 31, 2002	$9.84	0.08	(0.58)	(0.50)	(0.09)	—	(0.09)	$9.25	(5.19%	)	$84,128	0.31%		0.84%		0.44%		0.71%		15.82%
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)	—	(0.08)	$11.95	30.21%		$247,960	0.31%		0.87%		0.42%		0.76%		8.26%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	$12.96	10.47%		$530,191	0.31%		0.89%		0.37%		0.83%		15.75%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	$14.77	17.41%		$857,475	0.31%		1.27%		0.38%		1.21%		18.44%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	$15.75	13.06%		$1,108,039	0.32%		1.47%		0.37%		1.43%		15.59%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

146	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore S&P 500 Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.12	0.09	(1.50)	(1.41)	(0.09)	—	(0.09)	$7.62	(15.62%	)	$3,942	0.52%		1.06%		0.61%		0.97%		3.06%
Year Ended October 31, 2003	$7.62	0.10	1.41	1.51	(0.09)	—	(0.09)	$9.04	20.03%		$5,795	0.48%		1.28%		0.56%		1.21%		1.30%
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)	—	(0.11)	$9.74	8.99%		$7,822	0.50%		1.18%		0.54%		1.13%		1.71%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	—	(0.17)	$10.36	8.11%		$24,805	0.50%		1.49%		0.56%		1.43%		5.28%
Year Ended October 31, 2006	$10.36	0.16	1.47	1.63	(0.16)	(0.08)	(0.24)	$11.75	15.90%		$42,670	0.49%		1.46%		0.52%		1.43%		2.63%

Class B Shares
Year Ended October 31, 2002	$9.09	0.03	(1.50)	(1.47)	(0.03)	—	(0.03)	$7.59	(16.24%	)	$2,423	1.23%		0.35%		1.39%		0.19%		3.06%
Year Ended October 31, 2003	$7.59	0.04	1.41	1.45	(0.04)	—	(0.04)	$9.00	19.14%		$3,713	1.23%		0.54%		1.30%		0.47%		1.30%
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)	—	(0.04)	$9.70	8.23%		$4,820	1.23%		0.45%		1.27%		0.41%		1.71%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	—	(0.09)	$10.33	7.45%		$5,707	1.23%		0.90%		1.28%		0.86%		5.28%
Year Ended October 31, 2006	$10.33	0.08	1.46	1.54	(0.08)	(0.08)	(0.16)	$11.71	15.01%		$6,296	1.23%		0.75%		1.26%		0.72%		2.63%

Class C Shares
Period Ended October 31, 2003 (d)	$8.83	—	0.18	0.18	—	—	—	$9.01	2.04%	(e)	$10	1.23%	(f)	0.48%	(f)	1.23%	(f)	0.48%	(f)	1.30%
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)	—	(0.06)	$9.67	8.06%		$250	1.23%		0.46%		1.27%		0.42%		1.71%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	—	(0.11)	$10.28	7.44%		$831	1.23%		0.71%		1.28%		0.65%		5.28%
Year Ended October 31, 2006	$10.28	0.08	1.46	1.54	(0.09)	(0.08)	(0.17)	$11.65	15.06%		$1,423	1.23%		0.72%		1.26%		0.69%		2.63%

Institutional Class Shares
Year Ended October 31, 2002	$9.15	0.11	(1.51)	(1.40)	(0.11)	—	(0.11)	$7.64	(15.44%	)	$235,333	0.23%		1.37%		0.33%		1.27%		3.06%
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)	—	(0.11)	$9.07	20.39%		$620,598	0.23%		1.52%		0.30%		1.45%		1.30%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	—	(0.13)	$9.77	8.86%		$1,247,061	0.23%		1.45%		0.27%		1.41%		1.71%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	—	(0.19)	$10.41	8.55%		$2,007,290	0.23%		1.86%		0.28%		1.81%		5.28%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	$11.80	16.12%		$2,689,368	0.23%		1.73%		0.26%		1.71%		2.63%

Service Class Shares
Year Ended October 31, 2002	$9.11	0.08	(1.50)	(1.42)	(0.08)	—	(0.08)	$7.61	(15.73%	)	$266,515	0.63%		0.94%		0.72%		0.85%		3.06%
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)	—	(0.08)	$9.03	19.89%		$413,554	0.63%		1.14%		0.70%		1.06%		1.30%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	—	(0.10)	$9.73	9.24%		$523,127	0.63%		1.05%		0.67%		1.01%		1.71%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	—	(0.15)	$10.36	8.06%		$578,102	0.63%		1.51%		0.67%		1.47%		5.28%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	$11.75	15.74%		$628,021	0.63%		1.35%		0.66%		1.32%		2.63%

Institutional Service Class Shares
Year Ended October 31, 2002	$9.14	0.09	(1.50)	(1.41)	(0.09)	—	(0.09)	$7.64	(15.56%	)	$41,498	0.48%		1.09%		0.57%		1.00%		3.06%
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)	—	(0.09)	$9.07	20.11%		$55,197	0.48%		1.29%		0.55%		1.21%		1.30%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	—	(0.11)	$9.77	9.14%		$69,569	0.48%		1.21%		0.52%		1.16%		1.71%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	—	(0.17)	$10.40	8.29%		$69,996	0.48%		1.68%		0.52%		1.63%		5.28%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	$11.79	15.85%		$82,443	0.48%		1.49%		0.51%		1.47%		2.63%

Local Fund Shares
Year Ended October 31, 2002	$9.17	0.11	(1.52)	(1.41)	(0.10)	—	(0.10)	$7.66	(15.47%	)	$81	0.31%		1.25%		0.39%		1.17%		3.06%
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)	—	(0.11)	$9.09	20.26%		$97	0.30%		1.47%		0.37%		1.40%		1.30%
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)	—	(0.13)	$9.79	8.85%		$106	0.30%		1.38%		0.34%		1.34%		1.71%
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)	—	(0.19)	$10.43	8.45%		$115	0.30%		1.85%		0.35%		1.80%		5.28%
Year Ended October 31, 2006	$10.43	0.19	1.47	1.66	(0.18)	(0.08)	(0.26)	$11.83	16.10%		$134	0.30%		1.67%		0.33%		1.65%		2.63%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from October 22, 2003 (commencement of operations) through October 31, 2003. (e) Not annualized. (f) Annualized.

See notes to financial statements.

2006 Annual Report	147

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$8.34	0.05	(1.07)	(1.02)	(0.05)	—	(0.05)	$7.27	(12.29%	)	$11,079	0.71%		0.71%		0.97%		0.45%		34.77%
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)	—	(0.05)	$10.25	41.89%		$42,343	0.69%		0.61%		0.83%		0.47%		25.63%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	$11.15	11.08%		$62,688	0.69%		0.56%		0.77%		0.48%		24.10%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	$11.90	11.67%		$65,751	0.69%		0.90%		0.77%		0.82%		24.14%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	$13.47	19.14%		$114,281	0.70%		1.21%		0.74%		1.17%		31.51%

Class B Shares
Period Ended October 31, 2002 (d)	$8.84	0.03	(1.59)	(1.56)	(0.03)	—	(0.03)	$7.25	(17.68%	)(f)	$89	1.29%	(g)	0.15%	(g)	1.55%	(g)	(0.11%	)(g)	34.77%
Year Ended October 31, 2003	$7.25	—	2.97	2.97	(0.01)	—	(0.01)	$10.21	40.98%		$249	1.29%		0.04%		1.44%		(0.11%	)	25.63%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	—	(0.17)	(0.17)	$11.08	10.28%		$424	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	$11.82	10.98%		$444	1.29%		0.28%		1.37%		0.21%		24.14%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	$13.36	18.38%		$482	1.30%		0.62%		1.35%		0.57%		31.51%

Class C Shares
Period Ended October 31, 2003 (e)	$9.91	—	0.29	0.29	—	—	—	$10.20	2.93%	(f)	$21	1.29%	(g)	0.07%	(g)	1.38%	(g)	(0.02%	)(g)	25.63%
Year Ended October 31, 2004	$10.20	—	1.06	1.06	(0.01)	(0.17)	(0.18)	$11.08	10.48%		$39	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	$11.80	10.99%		$200	1.29%		0.23%		1.37%		0.16%		24.14%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	$13.33	18.40%		$534	1.30%		0.53%		1.35%		0.49%		31.51%

Institutional Class Shares
Year Ended October 31, 2002	$8.38	0.08	(1.06)	(0.98)	(0.08)	—	(0.08)	$7.32	(11.80%	)	$33,247	0.29%		1.14%		0.58%		0.85%		34.77%
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)	—	(0.08)	$10.32	42.49%		$99,904	0.29%		1.04%		0.44%		0.89%		25.63%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	$11.24	11.51%		$210,322	0.29%		0.97%		0.37%		0.88%		24.10%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	$12.00	12.11%		$348,509	0.29%		1.28%		0.37%		1.21%		24.14%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	$13.59	19.60%		$518,239	0.30%		1.61%		0.35%		1.57%		31.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 29, 2001 (commencement of operations) through October 31, 2002.
(e)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

148	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Bond Index Fund (“Bond Index”)

- Gartmore International Index Fund (“International Index”)

- Gartmore Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Gartmore S&P 500 Index Fund (“S&P 500 Index”)

- Gartmore Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding

2006 Annual Report	149

Notes to Financial Statements (Continued)

October 31, 2006

circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Funds Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The

150	Annual Report 2006

Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller. As of October 31, 2006, the Funds did not have any swap contracts outstanding.

(g)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar roll and included in investment income on the Statement of Operations. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund’s Board of Trustees.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2006 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2006

(i)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statements of Investments.

As of October 31, 2006, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index*	$385,201,778	$390,402,991
International Index	328,119,836	344,321,838
Mid Cap Market Index	246,870,548	252,666,695
S&P 500 Index	173,997,924	177,126,924
Small Cap Index	108,943,781	111,979,600
*	Includes $99,393,316 of collateral in the form of U.S. Government Securities, interest rates ranging from 0.00% to 12.00% and maturity dates ranging from 11/15/06 to 01/25/48.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, is declared daily and paid monthly for the Bond Index Fund and is declared and paid quarterly for all other Funds. For all Funds, distributed from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign gain/loss, paydowns and real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

152	Annual Report 2006

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Index Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). GMF is a wholly-owned subsidiary of NWD Investment Management, Inc. (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, BlackRock Investment Management, LLC, for the Funds that GMF advises. Effective September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) and BlackRock, Inc. (“BlackRock”) completed a transaction involving Merrill Lynch’s asset management business, including Fund Asset Management, L.P. (“FAM”), to create a new BlackRock, an independent company. Prior to September 29, 2006, Fund Asset Management, L.P. was the subadviser for the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, GMF pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended October 31, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Bond Index	Up to $1.5 billion	0.22%	0.14%	0.0800%
	On the next $1.5 billion	0.21%	0.15%	0.0600%
	On $3 billion and more	0.20%	0.15%	0.0500%
International Index	Up to $1.5 billion	0.27%	0.16%	0.1100%
	On the next $1.5 billion	0.26%	0.175%	0.0850%
	On $3 billion and more	0.25%	0.175%	0.0750%
Mid Cap Market Index	Up to $1.5 billion	0.22%	0.145%	0.0750%
	On the next $1.5 billion	0.21%	0.15%	0.0600%
	On $3 billion and more	0.20%	0.15%	0.0500%
S&P 500 Index	Up to $1.5 billion	0.13%	0.11%	0.0200%
	On the next $1.5 billion	0.12%	0.105%	0.0150%
	On the next $1.5 billion	0.11%	0.0975%	0.0125%
	On $4.5 billion and more	0.10%	0.09%	0.0100%
Small Cap Index	Up to $1.5 billion	0.20%	0.13%	0.0700%
	On the next $1.5 billion	0.19%	0.13%	0.0600%
	On $3 billion and more	0.18%	0.13%	0.0500%

2006 Annual Report	153

Notes to Financial Statements (Continued)

October 31, 2006

Prior to May 1, 2006, the Funds followed the fee schedule below:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Bond Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
International Index	Up to $1.5 billion	0.27%	0.15%	0.12%
	On the next $1.5 billion	0.26%	0.14%	0.12%
	On $3 billion and more	0.25%	0.13%	0.12%
Mid Cap Market Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
S&P 500 Index	Up to $1.5 billion	0.13%	0.11%	0.02%
	On the next $1.5 billion	0.12%	0.10%	0.02%
	On $3 billion and more	0.11%	0.09%	0.02%
Small Cap Index	Up to $1.5 billion	0.20%	0.13%	0.07%
	On the next $1.5 billion	0.19%	0.12%	0.07%
	On $3 billion and more	0.18%	0.11%	0.07%

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 28, 2007:

	Expense Caps
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares	Local Fund Shares
Bond Index (a)	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
International Index (a)	0.37%	0.37%	0.37%	0.37%	0.37%	n/a	n/a	n/a
Mid Cap Market Index	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
S&P 500 Index	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Small Cap Index (a)	0.30%	0.30%	0.30%	0.30%	0.30%	n/a	n/a	n/a
(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares	Local Fund Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
International Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%	0.07%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

154	Annual Report 2006

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $94,943 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $31,536 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each, applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder

2006 Annual Report	155

Notes to Financial Statements (Continued)

October 31, 2006

sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Service Class, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2006, Nationwide Financial Services received the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$54,791
International Index	78,412
Mid Cap Market Index	234,755
S&P 500 Index	1,521,531
Small Cap Index	110,867

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2006, the Funds had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to 100,000,000 Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest- bearing custody and Demand Deposit Accounts. Earnings credits are a reduction of total expenses shown on the Statement of Operations.

156	Annual Report 2006

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$2,708,743,833	$2,119,114,938
International Index	433,559,110	140,596,558
Mid Cap Market Index	328,012,966	160,058,287
S&P 500 Index	478,332,102	79,320,111
Small Cap Index	236,722,608	134,626,977

Purchases and sales of U.S. Government securities for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$2,766,016,499	$2,044,792,328

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Bond Index	$76,262,559	$—	$76,262,559	$76,262,559
International Index	49,068,624	18,970,040	68,038,664	68,038,664
Mid Cap Market Index	27,079,493	37,248,090	64,327,583	64,327,583
S&P 500 Index	49,576,878	20,491,137	70,068,015	70,068,015
Small Cap Index	11,400,469	13,602,881	25,003,350	25,003,350

2006 Annual Report	157

Notes to Financial Statements (Continued)

October 31, 2006

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Distributions Paid
Bond Index	$52,182,582	$—	$52,182,582
International Index	35,814,307	6,212,796	42,027,103
Mid Cap Market Index	13,066,934	9,179,102	22,246,036
S&P 500 Index	40,449,310	—	40,449,310
Small Cap Index	9,500,597	6,667,420	16,168,017

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Bond Index	$10,756,911	$—	$10,756,911	$(9,090,750)	$(12,469,542)	$(6,873,701)	$(17,677,082)
International Index	36,893,010	38,892,202	75,785,212	—	—	530,442,809	606,228,021
Mid Cap Market Index	13,119,253	56,807,152	69,926,405	—	—	169,317,618	239,244,023
S&P 500 Index	7,942,104	10,738,408	18,680,512	—	—	554,184,052	572,864,564
Small Cap Index	10,181,012	40,704,197	50,885,209	—	—	70,876,941	121,762,150
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Index	$2,488,027,984	$11,340,000	$(18,213,701)	(6,873,701)
International Index	1,795,117,166	543,603,190	(13,064,256)	530,538,934
Mid Cap Market Index	1,363,325,897	210,034,302	(40,716,684)	169,317,618
S&P 500 Index	3,061,192,053	629,776,415	(75,592,363)	554,184,052
Small Cap Index	669,986,354	93,522,510	(22,645,569)	70,876,941

As of October 31, 2006, for Federal income tax purposes, the following Fund has capital loss carry forwards available to offset capital gains, if any, to the extent provided by the treasury regulations.

Fund	Amount	Expires
Bond Index	$3,181,988	2013
Bond Index	$9,287,554	2014

158	Annual Report 2006

Recently Issued Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2006 Annual Report	159

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund (five series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

160	Annual Report 2006

Supplemental Information

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Index	$33,971,411
Mid Cap Market Index	12,931,552
S&P 500 Index	49,576,879
Small Cap Index	3,902,534

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Mid Cap Market Index	48%
S&P 500 Index	100%
Small Cap Index	34%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
International Index	$18,970,040
Mid Cap Market Index	37,248,090
S&P 500 Index	20,491,137
Small Cap Index	13,602,881

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of October 31, 2006, foreign source income per share for each Fund was as follows:

Fund	Foreign Source Income Per Share
International Index	$0.22

2006 Annual Report	161

Management Information (Unaudited)

October 31, 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

162	Annual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2006 Annual Report	163

Management Information (Unaudited)

October 31, 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”)[3], Gartmore Investor Services, Inc. (“GISI”)[3], Gartmore Morley Capital Management, Inc. (“GMCM”)[3], Morley Financial Services, Inc. (“MFS”)[3], NorthPointe Capital, LLC (“NorthPointe”)[3], NWD Management & Research Trust (“NWDMRT”)[3], NWD Investment Management, Inc. (“NWDIM”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for NWDIM[3], GMFCT[3], and GSA[3].	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

164	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2006 (Continued)

SName, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Annual Report	165

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

Core Asset Allocation Series
7	Gartmore Investor Destinations Aggressive Fund
13	Gartmore Investor Destinations Moderately Aggressive Fund
20	Gartmore Investor Destinations Moderate Fund
27	Gartmore Investor Destinations Moderately Conservative Fund
34	Gartmore Investor Destinations Conservative Fund

Optimal Allocations Series
58	Gartmore Optimal Allocations Fund: Aggressive
64	Gartmore Optimal Allocations Fund: Moderately Aggressive
70	Gartmore Optimal Allocations Fund: Moderate
76	Gartmore Optimal Allocations Fund: Specialty

95	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust (the “Adviser”), investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute the Adviser judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset class than their large-cap and even mid-cap counterparts. This means that more opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was

2	Annual Report 2006

Dear Shareholders:

reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term,

2006 Annual Report	3

Message to Shareholders

Continued

risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

4	Annual Report 2006

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a non-diversified one.

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 40% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500 Index.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares of the Fund at NAV and the underlying funds. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Views expressed within are as if the date noted and are subject to change at any time.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

2006 Annual Report	5

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Key Investment Terminology

In an effort to help you better understand the many concepts involved in annual reports, we have defined the following terms:

Common stock—securities representing shares of ownership of a corporation.

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Derivative—a contract whose value is based on the performance of an underlying financial asset, index or economic measure.

Emerging market countries—developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Equity securities—securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Large-cap companies—companies whose market capitalization is similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2005.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Mid-cap companies—companies whose market capitalization is similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

Small-cap companies—companies whose market capitalization similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

6	Annual Report 2006

Gartmore Investor Destinations Aggressive Fund

For the annual period ended Oct. 31, 2006, the Gartmore Investor Destinations Aggressive Fund (Class A at NAV) returned 18.13% versus 15.76% for its composite benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds (consisting of 94 funds as of Oct. 31, 2006) was 19.13%.

In general, the U.S. equity market (as measured by the S&P 500 Index) posted strong gains of 16.34% during the reporting period, which is almost double the return of 8.72% it generated during the one-year period ended Oct. 31, 2005. The positive one-year return resulted primarily from rallies in the first and third quarters of calendar year 2006, and in spite of a global equity market correction in the second quarter. Shares of value stocks significantly outperformed those of growth stocks across all capitalization ranges during the reporting period, and large caps led small and mid-caps in the rally back from the second-quarter correction.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six increments of 0.25%, lifting the rate from 3.75% to 5.25% during the reporting period. The Federal Reserve held the rate steady, however, at its meetings in August, September and October 2006. The third quarter of 2006 was the first quarterly period not to include an increase in the target federal funds rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly by the end of the quarter and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, some evidence of a slowdown in the U.S. economy had emerged. Gross domestic product (GDP) growth rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for consumer spending in the United States remain uncertain, although consumption has held up well and may be supported further by lower oil prices.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset allocation solution. Its design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to create a portfolio that lies on an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Underlying Funds	Target Allocations*	1-Year Returns of Underlying Funds*
Gartmore S&P 500 Index Fund	35-45%	16.12%
Gartmore International Index Fund	25-35%	27.32%
Gartmore Mid Cap Market Index Fund	10-20%	13.06%
Gartmore Small Cap Index Fund	5-15%	19.60%
Gartmore Bond Index Fund	0-10%	4.91%

*	Fund allocations and Institutional Share Class returns are as of Oct. 31, 2006.

With a 30% allocation to the international stock markets, the Gartmore International Index Fund’s return of 27.32% provided the greatest positive contribution to the Fund during the period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the Gartmore Bond Index Fund generated the least positive contribution, returning a relatively modest 4.91% (in line with the Lehman Brothers U.S. Aggregate Index return of 5.18%).

We believe that the Fund’s blend of predominantly equity-oriented allocations across the major asset classes will continue to position it well to deliver potentially higher long-term, risk-adjusted returns for the aggressive investor.

Portfolio Manager:

William H. Miller

2006 Annual Report	7

Fund Performance	Gartmore Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	18.13%	9.96%	2.75%
	w/SC3	11.32%	8.67%	1.83%
Class B	w/o SC2	17.39%	9.19%	2.04%
	w/SC4	12.39%	8.91%	2.04%
Class C5	w/o SC2	17.29%	9.18%	2.03%
	w/SC6	16.29%	9.18%	2.03%
Class R7,8		17.93%	9.58%	2.31%
Institutional Class[7,9]		18.54%	10.09%	2.86%
Service Class[7]		18.04%	9.87%	2.70%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

8	Annual Report 2006

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index (c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	9

Shareholder Expense Example	Gartmore Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Investor Destinations Aggressive Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period* [2]	Annualized Expense Ratio* [2]
Class A	Actual		$1,000.00	$1,032.40	$2.31	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.30	0.45%
Class B	Actual		$1,000.00	$1,029.00	$6.09	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.07	1.19%
Class C	Actual		$1,000.00	$1,029.00	$6.09	1.19%
	Hypothetical	[1]	$1,000.00	$1,019.00	$6.07	1.19%
Class R	Actual		$1,000.00	$1,031.10	$4.51	0.88%
	Hypothetical	[1]	$1,000.00	$1,020.56	$4.49	0.88%
Institutional Class	Actual		$1,000.00	$1,033.50	$0.97	0.19%
	Hypothetical	[1]	$1,000.00	$1,024.04	$0.97	0.19%
Service Class	Actual		$1,000.00	$1,032.60	$3.02	0.59%
	Hypothetical	[1]	$1,000.00	$1,022.03	$3.01	0.59%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

10	Annual Report 2006

Portfolio Summary	Gartmore Investor Destinations Aggressive Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.0%

100.0%

Asset Allocation Detail
Equity Funds	95.0%
Fixed-Income Funds	5.0%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	39.9%
Gartmore International Index Fund, Institutional Class	29.8%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.4%
Gartmore Small Cap Index Fund, Institutional Class	9.9%
Gartmore Bond Index Fund, Institutional Class	5.0%

100.0%

2006 Annual Report	11

Statement of Investments

October 31, 2006

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (100.0%)

	Shares or Principal Amount	Value

Equity Funds (95.0%)
Gartmore International Index Fund, Institutional Class (b)	23,882,898	$253,397,546
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	8,348,697	131,491,977
Gartmore S&P 500 Index Fund, Institutional Class (b)	28,774,592	339,540,183
Gartmore Small Cap Index Fund, Institutional Class (b)	6,222,462	84,563,254

		808,992,960

Fixed Income Funds (5.0%)
Gartmore Bond Index Fund, Institutional Class (b)	3,970,392	42,880,230

Total Mutual Funds		851,873,190

Total Investments (Cost $707,089,951) (a) — 100.0%		851,873,190

Liabilities in excess of other assets — 0.0%		(437,720)

NET ASSETS — 100.0%		$851,435,470

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

12	Annual Report 2006

Gartmore Investor Destinations Moderately Aggressive Fund

For the annual period ended Oct. 31, 2006, the Gartmore Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 15.66% versus 14.02% for its composite benchmark, which consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 592 funds as of Oct. 31, 2006) was 12.47%.

In general, the U.S. equity market (as measured by the S&P 500 Index) posted strong gains of 16.34% during the reporting period, which is almost double the return of 8.72% it generated for the one-year period ended Oct. 31, 2005. The positive one-year return resulted primarily from rallies in the first and third quarters of calendar year 2006, and in spite of a global equity market correction in the second quarter. Shares of value stocks significantly outperformed those of growth stocks across all capitalization ranges during the reporting period, and large caps led small and mid-caps in the rally back from the second-quarter correction.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six increments of 0.25%, lifting the rate from 3.75% to 5.25% during the reporting period. The Federal Reserve held the rate steady, however, at its meetings in August, September and October 2006. The third quarter of 2006 was the first quarterly period not to include an increase in the target federal funds rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly by the end of the quarter and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, some evidence of a slowdown in the U.S. economy had emerged. Gross domestic product (GDP) growth rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for consumer spending in the United States remain uncertain, although consumption has held up well and may be supported further by lower oil prices.

The Fund is a diversified “fund of funds” designed to serve as a moderately aggressive investor’s total asset allocation solution. Its design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to create a portfolio that lies on an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Underlying Funds	Target Allocations*	1-Year Returns of Underlying Funds**
Gartmore S&P 500 Index Fund	30-40%	16.12%
Gartmore International Index Fund	20-30%	27.32%
Gartmore Mid Cap Market Index Fund	10-20%	13.06%
Gartmore Bond Index Fund	10-20%	4.91%
Gartmore Small Cap Index Fund	0-10%	19.60%
Nationwide Contract	0-10%	3.90%

*	Fund allocations and Institutional Share Class returns are as of Oct. 31, 2006.

2006 Annual Report	13

Gartmore Investor Destinations Moderately Aggressive Fund

Continued

With a 25% allocation to the international stock markets, the Gartmore International Index Fund’s return of 27.32% provided the greatest positive contribution to the Fund during the period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the 15% allocation to the Gartmore Bond Index Fund was the most significant drag on overall performance, returning a relatively modest 4.91% (in line with the Lehman Brothers U.S. Aggregate Index return of 5.18%).

We believe that the Fund’s blend of substantially equity-oriented allocations across the major asset classes will continue to position it well to deliver potentially higher long-term, risk-adjusted returns for the moderately aggressive investor.

Portfolio Manager:

William H. Miller

14	Annual Report 2006

Fund Performance	Gartmore Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	15.66%	8.93%	3.23%
	w/SC3	9.01%	7.65%	2.31%
Class B	w/o SC2	14.83%	8.13%	2.49%
	w/SC4	9.83%	7.83%	2.49%
Class C5	w/o SC2	14.83%	8.18%	2.53%
	w/SC6	13.83%	8.18%	2.53%
Class R7,8		15.43%	8.50%	2.77%
Institutional Class[7,9]		15.84%	8.97%	3.29%
Service Class[7]		15.53%	8.80%	3.17%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

2006 Annual Report	15

Fund Performance	Gartmore Investor Destinations Moderately Aggressive Fund

Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2006

Shareholder Expense Example	Gartmore Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Investor Destinations Moderately Aggressive Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,032.70	$2.36	0.46%
	Hypothetical	[1]	$1,000.00	$1,022.68	$2.35	0.46%
Class B	Actual		$1,000.00	$1,029.30	$6.14	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
Class C	Actual		$1,000.00	$1,028.30	$6.13	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
Class R	Actual		$1,000.00	$1,032.10	$4.40	0.86%
	Hypothetical	[1]	$1,000.00	$1,020.66	$4.39	0.86%
Institutional Class	Actual		$1,000.00	$1,034.00	$1.03	0.20%
	Hypothetical	[1]	$1,000.00	$1,023.99	$1.02	0.20%
Service Class	Actual		$1,000.00	$1,031.90	$3.07	0.60%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06	0.60%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	17

Portfolio Summary	Gartmore Investor Destinations Moderately Aggressive Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	95.9%
Fixed Contract	4.1%

100.0%

Asset Allocation Detail
Equity Funds	80.0%
Fixed-Income Funds	15.9%
Fixed Contract	4.1%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	35.0%
Gartmore International Index Fund, Institutional Class	24.9%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.1%
Gartmore Bond Index Fund, Institutional Class	15.0%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
Nationwide Fixed Contract, 3.90%	4.1%
Gartmore Enhanced Income Fund, Institutional Class	0.9%

100.0%

18	Annual Report 2006

Gartmore Investor Destinations Moderately Aggressive Fund

Statement of Investments

October 31, 2006

Mutual Funds (95.9%)

	Shares or Principal Amount	Value

Equity Funds (80.0%)
Gartmore International Index Fund, Institutional Class (b)	32,861,095	$348,656,222
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	13,394,345	210,960,926
Gartmore S&P 500 Index Fund, Institutional Class (b)	41,522,370	489,963,961
Gartmore Small Cap Index Fund, Institutional Class (b)	5,187,531	70,498,548

		1,120,079,657

Fixed Income Funds (15.9%)
Gartmore Bond Index Fund, Institutional Class (b)	19,416,948	209,703,038
Gartmore Enhanced Income Fund, Institutional Class (b)	1,363,800	12,451,488

		222,154,526

Total Mutual Funds		1,342,234,183

Fixed Contract (4.1%)
Nationwide Fixed Contract, 3.90% (b) (c)	$56,904,222	56,904,222

Total Fixed Contract		56,904,222

Total Investments (Cost $1,194,761,161) (a) — 100.0%		1,399,138,405

Other assets in excess of liabilities — 0.0%		292,582

NET ASSETS — 100.0%		$1,399,430,987

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2006 Annual Report	19

Gartmore Investor Destinations Moderate Fund

For the annual period ended Oct. 31, 2006, the Gartmore Investor Destinations Moderate Fund (Class A at NAV) returned 12.41% versus 11.70% for its composite benchmark, which consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 592 funds as of Oct. 31, 2006) was 12.47%.

In general, the U.S. equity market (as measured by the S&P 500 Index) posted strong gains of 16.34% during the reporting period, which is almost double the return of 8.72% it generated for the one-year period ended Oct. 31, 2005. The positive one-year return resulted primarily from rallies in the first and third quarters of calendar year 2006, and in spite of a global equity market correction in the second quarter. Shares of value stocks significantly outperformed those of growth stocks across all capitalization ranges during the reporting period, and large caps led small and mid-caps in the rally back from the second-quarter correction.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six increments of 0.25%, lifting the rate from 3.75% to 5.25% during the reporting period. The Federal Reserve held the rate steady, however, at its meetings in August, September and October 2006. The third quarter of 2006 was the first quarterly period not to include an increase in the target federal funds rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly by the end of the quarter and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, some evidence of a slowdown in the U.S. economy had emerged. Gross domestic product (GDP) growth rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for consumer spending in the United States remain uncertain, although consumption has held up well and may be supported further by lower oil prices.

The Fund is a diversified “fund of funds” designed to serve as a moderate investor’s total asset allocation solution. Its design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to create a portfolio that lies on an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Underlying Funds	Target Allocations*	1-Year Returns of Underlying Funds*
Gartmore S&P 500 Index Fund	25-35%	16.12%
Gartmore Bond Index Fund	20-30%	4.91%
Gartmore International Index Fund	10-20%	27.32%
Gartmore Mid Cap Market Index Fund	5-15%	13.06%
Nationwide Contract	5-15%	3.90%
Gartmore Small Cap Index Fund	0-10%	19.60%
Gartmore Enhanced Income Fund	0-10%	4.31%

*	Fund allocations and Institutional Share Class returns are as of Oct. 31, 2006.

20	Annual Report 2006

Gartmore Investor Destinations Moderate Fund

Continued

With allocations to the large-capitalization stock and international stock markets of 30% and 15%, respectively, the returns of the Gartmore S&P 500 Index Fund and the Gartmore International Index Fund provided the greatest positive contributions to the Fund during the period. While none of the Fund’s underlying funds posted negative returns during the reporting period, the 25% allocation to the Gartmore Bond Index Fund was the most significant drag on overall performance, returning a relatively modest 4.91% (in line with the Lehman Brothers U.S. Aggregate Index return of 5.18%). It is important, however, to note that the sizable presence of bonds in this Fund plays an important role in terms of diversification and risk management.

We believe that the Fund’s blend of equity and fixed income-oriented allocations across the major asset classes will continue to position it well to deliver potentially higher long-term, risk-adjusted returns for the moderate investor.

Portfolio Manager:

William H. Miller

2006 Annual Report	21

Fund Performance	Gartmore Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.41%	7.38%	3.61%
	w/SC3	5.91%	6.11%	2.68%
Class B	w/o SC2	11.61%	6.57%	2.88%
	w/SC4	6.61%	6.26%	2.88%
Class C5	w/o SC2	11.65%	6.55%	2.87%
	w/SC6	10.65%	6.55%	2.87%
Class R7,8		12.11%	6.90%	3.12%
Institutional Class[7,9]		12.69%	7.43%	3.69%
Service Class[7]		12.30%	7.23%	3.55%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

22	Annual Report 2006

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	23

Shareholder Expense Example	Gartmore Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Investor Destinations Moderate Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,034.10	$2.36	0.46%
	Hypothetical	[1]	$1,000.00	$1,022.68	$2.35	0.46%
Class B	Actual		$1,000.00	$1,030.60	$6.14	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
Class C	Actual		$1,000.00	$1,030.70	$6.14	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
Class R	Actual		$1,000.00	$1,031.70	$4.56	0.89%
	Hypothetical	[1]	$1,000.00	$1,020.51	$4.54	0.89%
Institutional Class	Actual		$1,000.00	$1,035.40	$1.13	0.22%
	Hypothetical	[1]	$1,000.00	$1,023.89	$1.12	0.22%
Service Class	Actual		$1,000.00	$1,033.50	$3.08	0.60%
	Hypothetical	[1]	$1,000.00	$1,021.98	$3.06	0.60%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

24	Annual Report 2006

Portfolio Summary	Gartmore Investor Destinations Moderate Fund
October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	90.4%
Fixed Contract	9.4%
Other assets in excess of liabilities	0.2%

100.0%

Asset Allocation Detail
Equity Funds	60.1%
Fixed-Income Funds	30.3%
Fixed Contract	9.4%
Other Assets	0.2%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	30.0%
Gartmore Bond Index Fund, Institutional Class	24.9%
Gartmore International Index Fund, Institutional Class	15.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.1%
Nationwide Fixed Contract, 3.90%	9.4%
Gartmore Enhanced Income Fund, Institutional Class	5.3%
Gartmore Small Cap Index Fund, Institutional Class	5.1%
Other Assets	0.2%

100.0%

2006 Annual Report	25

Statement of Investments

October 31, 2006

Gartmore Investor Destinations Moderate Fund

Mutual Funds (90.4%)

	Shares or Principal Amount	Value

Equity Funds (60.1%)
Gartmore International Index Fund, Institutional Class (b)	20,497,031	$217,473,494
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	9,270,863	146,016,096
Gartmore S&P 500 Index Fund, Institutional Class (b)	36,701,134	433,073,378
Gartmore Small Cap Index Fund, Institutional Class (b)	5,470,295	74,341,305

		870,904,273

Fixed Income Funds (30.3%)
Gartmore Bond Index Fund, Institutional Class (b)	33,451,890	361,280,407
Gartmore Enhanced Income Fund, Institutional Class (b)	8,472,367	77,352,713

		438,633,120

Total Mutual Funds		1,309,537,393

Fixed Contract (9.4%)
Nationwide Fixed Contract, 3.90% (b) (c)	$135,958,598	135,958,598

Total Fixed Contract		135,958,598

Total Investments (Cost $1,293,254,979) (a) — 99.8%		1,445,495,991

Other assets in excess of liabilities — 0.2%		3,551,614

NET ASSETS — 100.0%		$1,449,047,605

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

26	Annual Report 2006

Gartmore Investor Destinations Moderately Conservative Fund

For the annual period ended Oct. 31, 2006, the Gartmore Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 9.24% versus 9.40% for its composite benchmark, which consists of 40% S&P 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 414 funds as of Oct. 31, 2006) was 11.45%.

In general, the U.S. equity market (as measured by the S&P 500 Index) posted strong gains of 16.34% during the reporting period, which is almost double the return of 8.72% it generated for the one-year period ended Oct. 31, 2005. The positive one-year return resulted primarily from rallies in the first and third quarters of calendar year 2006, and in spite of a global equity market correction in the second quarter. Shares of value stocks significantly outperformed those of growth stocks across all capitalization ranges during the reporting period, and large caps led small and mid-caps in the rally back from the second-quarter correction.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six increments of 0.25%, lifting the rate from 3.75% to 5.25% during the reporting period. The Federal Reserve held the rate steady, however, at its meetings in August, September and October 2006. The third quarter of 2006 was the first quarterly period not to include an increase in the target federal funds rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly by the end of the quarter and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, some evidence of a slowdown in the U.S. economy had emerged. Gross domestic product (GDP) growth rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for consumer spending in the United States remain uncertain, although consumption has held up well and may be supported further by lower oil prices.

The Fund is a diversified “fund of funds” designed to serve as a moderately conservative investor’s total asset allocation solution. Its design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to create a portfolio that would lie on an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Underlying Funds	Target Allocations*	1-Year Returns of Underlying Funds*
Gartmore Bond Index Fund	30-40%	4.91%
Gartmore S&P 500 Index Fund	15-25%	16.12%
Nationwide Contract	10-20%	3.90%
Gartmore Mid Cap Market Index Fund	10-20%	13.06%
Gartmore International Index Fund	5-15%	27.32%
Gartmore Enhanced Income Fund	5-15%	4.31%

*	Fund allocations and Institutional Share Class returns are as of Oct. 31, 2006.

With allocations to the large-capitalization stock and international stock markets of 20% and 10%, respectively,

2006 Annual Report	27

Gartmore Investor Destinations Moderately Conservative Fund

Continued

the returns of the Gartmore S&P 500 Index Fund and the Gartmore International Index Fund provided the greatest positive contributions to the Fund during the reporting period. While none of the Fund’s underlying funds posted negative returns during the period, the 35% allocation to the Gartmore Bond Index Fund and the 15% allocation to the Nationwide Contract were the lowest contributors to overall performance, returning a relatively modest 4.91% (in line with the Lehman Brothers U.S. Aggregate Index return of 5.18%) and 3.65%, respectively. It is important to note, however, that the sizable presence of bonds in this Fund plays an important role in terms of diversification and risk management.

We believe that the Fund’s blend of fixed income and equity-oriented allocations across the major asset classes will continue to position it well to deliver potentially higher long-term, risk-adjusted returns for the moderately conservative investor.

Portfolio Manager:

William H. Miller

28	Annual Report 2006

Fund Performance	Gartmore Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	9.24%	5.92%	3.82%
	w/SC3	2.97%	4.68%	2.89%
Class B	w/o SC2	8.49%	5.24%	3.16%
	w/SC4	3.49%	4.91%	3.16%
Class C5	w/o SC2	8.50%	5.22%	3.14%
	w/SC6	7.50%	5.22%	3.14%
Class R7,8		9.19%	5.63%	3.45%
Institutional Class[7,9]		9.58%	6.06%	3.95%
Service Class[7]		9.18%	5.86%	3.80%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

2006 Annual Report	29

Fund Performance Continued	Gartmore Investor Destinations Moderately Conservative Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of LB Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30	Annual Report 2006

Shareholder Expense Example	Gartmore Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Investor Destinations Moderately Conservative Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,032.40	$2.41	0.47%
	Hypothetical	[1]	$1,000.00	$1,022.63	$2.40	0.47%
Class B	Actual		$1,000.00	$1,028.70	$6.19	1.21%
	Hypothetical	[1]	$1,000.00	$1,018.88	$6.20	1.21%
Class C	Actual		$1,000.00	$1,027.70	$6.18	1.21%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.21%
Class R	Actual		$1,000.00	$1,031.20	$4.20	0.82%
	Hypothetical	[1]	$1,000.00	$1,020.87	$4.19	0.82%
Institutional Class	Actual		$1,000.00	$1,033.50	$1.08	0.21%
	Hypothetical	[1]	$1,000.00	$1,023.94	$1.07	0.21%
Service Class	Actual		$1,000.00	$1,031.50	$3.12	0.61%
	Hypothetical	[1]	$1,000.00	$1,021.92	$3.11	0.61%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	31

Portfolio Summary	Gartmore Investor Destinations Moderately Conservative Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	86.2%
Fixed Contract	13.1%
Other assets in excess of liabilities	0.7%

100.0%

Asset Allocation Detail
Fixed-Income Funds	46.2%
Equity Funds	40.0%
Fixed Contract	13.1%
Other Assets	0.7%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	35.0%
Gartmore S&P 500 Index Fund, Institutional Class	19.9%
Nationwide Fixed Contract, 3.90%	13.1%
Gartmore Enhanced Income Fund, Institutional Class	11.3%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.1%
Gartmore International Index Fund, Institutional Class	9.9%
Other Assets	0.7%

100.0%

32	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (86.2%)

	Shares or Principal Amount	Value

Equity Funds (40.0%)
Gartmore International Index Fund, Institutional Class (b)	2,988,263	$31,705,474
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	2,047,789	32,252,669
Gartmore S&P 500 Index Fund, Institutional Class (b)	5,390,686	63,610,095

		127,568,238

Fixed Income Funds (46.2%)
Gartmore Bond Index Fund, Institutional Class (b)	10,305,732	111,301,909
Gartmore Enhanced Income Fund, Institutional Class (b)	3,962,360	36,176,345

		147,478,254

Total Mutual Funds		275,046,492

Fixed Contract (13.1%)
Nationwide Fixed Contract, 3.90% (b) (c)	$41,705,650	41,705,650

Total Fixed Contract		41,705,650

Total Investments (Cost $296,686,305) (a) — 99.3%		316,752,142

Other assets in excess of liabilities — 0.7%		2,228,236

NET ASSETS — 100.0%		$318,980,378

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2006 Annual Report	33

Gartmore Investor Destinations Conservative Fund

For the annual period ended Oct. 31, 2006, the Gartmore Investor Destinations Conservative Fund (Class A at NAV) returned 6.68% versus 7.07% for its composite benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 333 funds as of Oct. 31, 2006) was 7.62%.

In general, the U.S. equity market (as measured by the S&P 500 Index) posted strong gains of 16.34% during the reporting period, which is almost double the return of 8.72% it generated for the one-year period ended Oct. 31, 2005. The positive one-year return resulted primarily from rallies in the first and third quarters of calendar year 2006, and in spite of a global equity market correction in the second quarter. Shares of value stocks significantly outperformed those of growth stocks across all capitalization ranges during the reporting period, and large caps led small and mid-caps in the rally back from the second-quarter correction.

Strong growth in corporate earnings and significant upward revisions to earnings expectations have been major drivers of the global equity bull market since 2003. Although the rate of earnings upgrades slowed late in the reporting period, news from the major corporate sectors has been positive. Earnings generally came in ahead of expectations in the third quarter of 2006 and supported the rally in equities.

The recurring themes in the market environment throughout most of the period were rising short-term interest rates and higher energy prices. The Federal Reserve Board raised the target federal funds rate in six increments of 0.25%, lifting the rate from 3.75% to 5.25% during the reporting period. The Federal Reserve held the rate steady, however, at its meetings in August, September and October 2006. The third quarter of 2006 was the first quarterly period not to include an increase in the target federal funds rate since the first quarter of 2004. Oil prices climbed above $78.00 per barrel early in the third quarter of 2006. Energy prices declined significantly by the end of the quarter and into October, however, amid slowing demand and weakness in both oil and natural gas futures. The price of oil stood at $58.73 per barrel on Oct. 31, 2006.

At the end of the reporting period, some evidence of a slowdown in the U.S. economy had emerged. Gross domestic product (GDP) growth rose at an annual rate of just 1.6% in the third quarter of 2006, according to advance estimates released by the Bureau of Economic Analysis in late October. This followed a 2.6% GDP growth rate for the second quarter of the year. The moderating growth rate reflected sluggish income growth, a weaker housing market and a low savings ratio. In addition, prospects for consumer spending in the United States remain uncertain, although consumption has held up well and may be supported further by lower oil prices.

The Fund is a diversified “fund of funds” designed to serve as a conservative investor’s total asset allocation solution. Its design was developed by Ibbotson Associates Advisors, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to create a portfolio that lies on an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The table below reflects the target allocation ranges for each of the Fund’s underlying investments, and how each of these underlying funds performed during the reporting period.

Underlying Funds	Target Allocations	1-Year Returns of Underlying Funds*
Gartmore Bond Index Fund	35-45%	4.91%
Nationwide Contract	20-30%	3.65%
Gartmore Enhanced Income Fund	5-15%	4.31%
Gartmore S&P 500 Index Fund	5-15%	16.12%
Gartmore International Index Fund	0-10%	27.32%
Gartmore Mid Cap Market Index Fund	0-10%	13.06%

*	Fund allocations and Institutional Share Class returns are as of Oct. 31, 2006.

With a 40% allocation to the U.S. bond market, the returns of the Gartmore Bond Index Fund provided the greatest positive contribution to the Fund during the period. While

34	Annual Report 2006

Gartmore Investor Destinations Conservative Fund

Continued

none of the Fund’s underlying funds posted negative returns during the reporting period, the 25% allocation to the Nationwide Contract and the 15% allocation to the Gartmore Enhanced Income Fund were the lowest contributors to overall performance, returning a relatively modest 3.65% and 4.31%, respectively. It is important to note, however, that the sizable presence of bonds and short-term investments in this Fund plays an important role in terms of overall diversification and risk management.

We believe that the Fund’s blend of predominantly fixed income-oriented allocations across the major asset classes will continue to position it well to deliver potentially higher long-term, risk-adjusted returns for the conservative investor.

Portfolio Manager:

William H. Miller

2006 Annual Report	35

Fund Performance	Gartmore Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	6.68%	4.48%	3.88%
	w/SC3	0.55%	3.24%	2.95%
Class B	w/o SC2	5.89%	3.74%	3.16%
	w/SC4	0.89%	3.39%	3.16%
Class C5	w/o SC2	5.92%	3.73%	3.16%
	w/SC6	4.92%	3.73%	3.16%
Class R7,8		6.46%	4.12%	3.45%
Institutional Class[7,9]		6.91%	4.59%	3.98%
Service Class[7]		6.52%	4.39%	3.83%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

36	Annual Report 2006

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	37

Shareholder Expense Example	Gartmore Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Investor Destinations Conservative Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,031.70	$2.51	0.49%
	Hypothetical	[1]	$1,000.00	$1,022.53	$2.50	0.49%
Class B	Actual		$1,000.00	$1,027.70	$6.24	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class C	Actual		$1,000.00	$1,028.00	$6.24	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class R	Actual		$1,000.00	$1,030.40	$4.40	0.86%
	Hypothetical	[1]	$1,000.00	$1,020.66	$4.39	0.86%
Institutional Class	Actual		$1,000.00	$1,031.80	$1.18	0.23%
	Hypothetical	[1]	$1,000.00	$1,023.84	$1.17	0.23%
Service Class	Actual		$1,000.00	$1,030.80	$3.17	0.62%
	Hypothetical	[1]	$1,000.00	$1,021.87	$3.16	0.62%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

38	Annual Report 2006

Portfolio Summary	Gartmore Investor Destinations Conservative Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	73.6%
Fixed Contract	24.3%
Other assets in excess of liabilities	2.1%

100.0%

Asset Allocation Detail
Fixed-Income Funds	53.4%
Fixed Contract	24.3%
Equity Funds	20.2%
Other Assets	2.1%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	39.2%
Nationwide Fixed Contract, 3.90%	24.3%
Gartmore Enhanced Income Fund, Institutional Class	14.2%
Gartmore S&P 500 Index Fund, Institutional Class	10.0%
Gartmore Mid Cap Market Index Fund, Institutional Class	5.1%
Gartmore International Index Fund, Institutional Class	5.1%
Other Assets	2.1%

100.0%

2006 Annual Report	39

Statement of Investments

October 31, 2006

Gartmore Investor Destinations Conservative Fund

Mutual Funds (73.6%)

	Shares or Principal Amount	Value

Equity Funds (20.2%)
Gartmore International Index Fund, Institutional Class (b)	998,873	$10,598,043
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	680,267	10,714,200
Gartmore S&P 500 Index Fund, Institutional Class (b)	1,771,101	20,898,986

		42,211,229

Fixed Income Funds (53.4%)
Gartmore Bond Index Fund, Institutional Class (b)	7,582,239	81,888,177
Gartmore Enhanced Income Fund, Institutional Class (b)	3,238,070	29,563,579

		111,451,756

Total Mutual Funds		153,662,985

Fixed Contract (24.3%)
Nationwide Fixed Contract, 3.90% (b) (c)	$50,708,717	50,708,717

Total Fixed Contract		50,708,717

Total Investments (Cost $199,071,376) (a) — 97.9%		204,371,702

Other assets in excess of liabilities — 2.1%		4,487,194

NET ASSETS — 100.0%		$208,858,896

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

40	Annual Report 2006

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
Assets:
Investments in affiliated securities at value (cost $707,089,951; $1,194,761,161; $1,293,254,979; $296,686,305 and $199,071,376; respectively)	$851,873,190	$1,399,138,405	$1,445,495,991	$316,752,142	$204,371,702
Cash	54	—	—	—	—
Interest and dividends receivable	169,288	889,914	1,810,992	579,467	443,075
Receivable for capital shares issued	10,294,219	11,196,016	8,175,913	4,177,543	5,037,329
Receivable for investments sold	—	—	—	70	13,766
Receivable from administrator	46,615	93,615	87,891	21,092	10,900
Prepaid expenses	3,934	18,682	24,129	2,968	1,012

Total Assets	862,387,300	1,411,336,632	1,455,594,916	321,533,282	209,877,784

Liabilities:
Payable for investments purchased	10,301,197	10,669,864	5,380,688	2,024,736	772,744
Payable for capital shares redeemed	148,484	367,821	302,028	318,049	113,598
Accrued expenses and other payables
Investment advisory fees	90,243	149,910	156,893	34,360	22,288
Distribution fees	241,851	433,160	439,929	96,773	57,217
Administrative servicing fees	107,880	195,336	182,543	56,150	34,346
Trustee fees	104	175	187	42	27
Compliance program fees (Note 3)	7,230	12,180	12,920	2,815	1,868
Other	54,841	77,199	72,123	19,979	16,800

Total Liabilities	10,951,830	11,905,645	6,547,311	2,552,904	1,018,888

Net Assets	$851,435,470	$1,399,430,987	$1,449,047,605	$318,980,378	$208,858,896

Represented by:
Capital	$692,893,096	$1,166,592,910	$1,268,660,972	$291,539,029	$200,872,910
Accumulated net investment income (loss)	—	608,537	2,428,380	554,225	512,547
Accumulated net realized gains (losses) on investment transactions	13,759,135	27,852,296	25,717,241	6,821,287	2,173,113
Net unrealized appreciation (depreciation) on investments	144,783,239	204,377,244	152,241,012	20,065,837	5,300,326

Net Assets	$851,435,470	$1,399,430,987	$1,449,047,605	$318,980,378	$208,858,896

See notes to financial statements.

2006 Annual Report	41

Statements of Assets and Liabilities (Continued)

October 31, 2006

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
Net Assets:
Class A Shares	$61,216,843	$83,365,165	$68,921,688	$27,244,214	$18,383,603
Class B Shares	16,889,601	39,398,958	35,436,566	7,375,951	3,841,442
Class C Shares	93,557,002	192,829,644	184,788,048	41,108,220	18,473,790
Class R Shares	2,083,122	2,847,424	4,025,758	620,222	502,668
Institutional Class Shares	1,439,446	3,863,570	3,119,086	905,330	158,596
Service Class Shares	676,249,456	1,077,126,226	1,152,756,459	241,726,441	167,498,797

Total	$851,435,470	$1,399,430,987	$1,449,047,605	$318,980,378	$208,858,896

Shares outstanding (unlimited number of shares authorized):
Class A Shares	5,681,640	7,581,246	6,282,313	2,559,548	1,768,082
Class B Shares	1,583,946	3,629,863	3,254,077	693,259	369,994
Class C Shares	8,792,364	17,762,115	17,020,046	3,875,791	1,785,115
Class R Shares	194,802	262,010	369,689	58,046	48,321
Institutional Class Shares	132,753	351,497	284,131	84,512	15,169
Service Class Shares	62,616,319	98,078,661	105,294,951	22,633,315	16,079,429

Total	79,001,824	127,665,392	132,505,207	29,904,471	20,066,110

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.77	$11.00	$10.97	$10.64	$10.40
Class B Shares (a)	$10.66	$10.85	$10.89	$10.64	$10.38
Class C Shares (b)	$10.64	$10.86	$10.86	$10.61	$10.35
Class R Shares	$10.69	$10.87	$10.89	$10.69	$10.40
Institutional Class Shares	$10.84	$10.99	$10.98	$10.71	$10.46
Service Class Shares	$10.80	$10.98	$10.95	$10.68	$10.42

Maximum offering price per share (100%/100%-maximum sales charge of net asset charge of net asset value adjusted to the nearest cent):
Class A Shares	$11.43	$11.67	$11.64	$11.29	$11.03

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

42	Annual Report 2006

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$12,228,372	$24,251,837	$31,002,431	$7,794,239	$5,254,058
Interest income from affiliates	—	1,140,746	3,523,272	1,301,749	1,546,547

Total Income	12,228,372	25,392,583	34,525,703	9,095,988	6,800,605

Expenses:
Investment advisory fees	904,652	1,535,291	1,698,138	376,578	248,596
Distribution fees Class A	119,468	171,251	155,876	57,268	46,727
Distribution fees Class B	142,437	352,120	327,418	67,339	38,884
Distribution fees Class C	826,839	1,766,719	1,675,492	410,379	189,061
Distribution fees Class R	3,306	2,961	9,635	485	385
Distribution fees Service Class	1,374,673	2,245,897	2,600,685	546,124	374,028
Administrative servicing fees Class A	7,790	15,802	13,364	6,541	3,482
Administrative servicing fees Class R	1,653	1,480	4,796	242	192
Administrative servicing fees Service Class	832,239	1,371,761	1,548,176	331,297	226,268
Registration and filing fees	81,114	92,773	104,362	65,245	65,801
Trustee fees	23,253	39,641	44,636	9,806	6,622
Compliance program fees (Note 3)	13,675	23,035	24,675	5,440	3,539
Other	337,032	632,901	631,237	149,960	92,581

Total expenses before reimbursed expenses	4,668,131	8,251,632	8,838,490	2,026,704	1,296,166
Earnings credit (Note 5)	(1,830)	(3,852)	(2,662)	(788)	(1,655)
Expenses voluntarily waived by administrator	(46,615)	(93,615)	(87,891)	(21,092)	(10,900)

Net Expenses	4,619,686	8,154,165	8,747,937	2,004,824	1,283,611

Net Investment Income (Loss)	7,608,686	17,238,418	25,777,766	7,091,164	5,516,994

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	13,113,643	17,016,636	18,246,902	6,284,624	2,082,025
Realized gain distributions from underlying funds	13,053,321	18,798,305	15,491,707	2,318,927	846,643

Net realized gains (losses) on investment transactions	26,166,964	35,814,941	33,738,609	8,603,551	2,928,668
Net change in unrealized appreciation/depreciation on investments	78,598,576	113,544,708	89,227,383	9,254,631	3,920,805

Net realized/unrealized gains (losses) on investment transactions	104,765,540	149,359,649	122,965,992	17,858,182	6,849,473

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$112,374,226	$166,598,067	$148,743,758	$24,949,346	$12,366,467

See notes to financial statements.

2006 Annual Report	43

Statements of Changes in Net Assets

	Gartmore Investor Destinations Aggressive Fund			Gartmore Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005		Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$7,608,686	$8,085,607		$17,238,418	$15,284,024
Net realized gains (losses) on investment transactions	26,166,964	13,256,286		35,814,941	14,465,616
Net change in unrealized appreciation/depreciation on investments	78,598,576	27,349,928		113,544,708	42,163,334

Change in net assets resulting from operations	112,374,226	48,691,821		166,598,067	71,912,974

Distributions to Class A Shareholders from:
Net investment income	(912,258)	(637,312)		(1,448,695)	(1,016,018)
Net realized gains on investments	(781,457)	—		(800,084)	(3,210)

Distributions to Class B Shareholders from:
Net investment income	(174,557)	(127,363)		(512,943)	(381,919)
Net realized gains on investments	(238,848)	—		(429,221)	(1,783)

Distributions to Class C Shareholders from:
Net investment income	(1,032,677)	(798,240)		(2,583,761)	(1,910,861)
Net realized gains on investments	(1,462,132)	—		(2,194,297)	(8,792)

Distributions to Class R Shareholders from:
Net investment income	(12,361)	(2,069)		(17,302)	(3,692)
Net realized gains on investments	(7,180)	—		(3,691)	(10)

Distributions to Institutional Class Shareholders from:
Net investment income	(8,226)	(13	)(a)	(30,118)	(15	)(a)
Net realized gains on investments	(21)	—		(14)	—

Distributions to Service Class Shareholders from:
Net investment income	(9,782,007)	(6,795,353)		(17,974,642)	(12,003,528)
Net realized gains on investments	(9,107,808)	—		(10,500,320)	(39,082)

Change in net assets from shareholder distributions	(23,519,532)	(8,360,350)		(36,495,088)	(15,368,910)

Change in net assets from capital transactions	200,822,354	168,084,375		290,204,052	316,106,723

Change in net assets	289,677,048	208,415,846		420,307,031	372,650,787

Net Assets:
Beginning of period	561,758,422	353,342,576		979,123,956	606,473,169

End of period	$851,435,470	$561,758,422		$1,399,430,987	$979,123,956

Accumulated net investment income (loss) at end of period	$—	$—		$608,537	$63,952

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

44	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Investor Destinations Moderate Fund			Gartmore Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005		Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$25,777,766	$18,471,761		$7,091,164	$5,370,528
Net realized gains (losses) on investment transactions	33,738,609	14,147,690		8,603,551	4,325,497
Net change in unrealized appreciation/depreciation on investments	89,227,383	22,070,381		9,254,631	1,502,325

Change in net assets resulting from operations	148,743,758	54,689,832		24,949,346	11,198,350

Distributions to Class A Shareholders from:
Net investment income	(1,520,632)	(1,084,376)		(617,512)	(355,077)
Net realized gains on investments	(638,940)	(31,242)		(276,380)	(11,948)

Distributions to Class B Shareholders from:
Net investment income	(574,177)	(403,638)		(142,172)	(102,106)
Net realized gains on investments	(327,933)	(17,393)		(101,528)	(4,988)

Distributions to Class C Shareholders from:
Net investment income	(2,962,072)	(2,144,297)		(859,958)	(650,956)
Net realized gains on investments	(1,698,864)	(91,232)		(641,453)	(30,548)

Distributions to Class R Shareholders from:
Net investment income	(56,299)	(2,167)		(2,743)	(48)
Net realized gains on investments	(18,124)	(35)		(19)	(2)

Distributions to Institutional Class Shareholders from:
Net investment income	(25,815)	(17	)(a)	(12,000)	(20	)(a)
Net realized gains on investments	(11)	—		(17)	—

Distributions to Service Class Shareholders from:
Net investment income	(24,180,962)	(14,418,045)		(5,806,545)	(4,146,870)
Net realized gains on investments	(10,482,715)	(422,661)		(3,306,101)	(149,433)

Change in net assets from shareholder distributions	(42,486,544)	(18,615,103)		(11,766,428)	(5,451,996)

Change in net assets from capital transactions	171,484,081	491,340,279		47,534,686	73,623,254

Change in net assets	277,741,295	527,415,008		60,717,604	79,369,608

Net Assets:
Beginning of period	1,171,306,310	643,891,302		258,262,774	178,893,166

End of period	$1,449,047,605	$1,171,306,310		$318,980,378	$258,262,774

Accumulated net investment income (loss) at end of period	$2,428,380	$999,525		$554,225	$405,565

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	45

Statements of Changes in Net Assets (Continued)

	Gartmore Investor Destinations Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$5,516,994	$4,167,684
Net realized gains (losses) on investment transactions	2,928,668	2,328,097
Net change in unrealized appreciation/depreciation on investments	3,920,805	(1,460,973)

Change in net assets resulting from operations	12,366,467	5,034,808

Distributions to Class A Shareholders from:
Net investment income	(534,666)	(414,662)
Net realized gains on investments	(355,546)	(25,251)

Distributions to Class B Shareholders from:
Net investment income	(91,990)	(75,356)
Net realized gains on investments	(47,621)	(19,666)

Distributions to Class C Shareholders from:
Net investment income	(454,268)	(349,210)
Net realized gains on investments	(234,259)	(80,722)

Distributions to Class R Shareholders from:
Net investment income	(2,710)	(57)
Net realized gains on investments	(296)	(8)

Distributions to Institutional Class Shareholders from:
Net investment income	(1,416)	(21	)(a)
Net realized gains on investments	(12)	—

Distributions to Service Class Shareholders from:
Net investment income	(4,480,724)	(3,158,214)
Net realized gains on investments	(1,690,363)	(586,594)

Change in net assets from shareholder distributions	(7,893,871)	(4,709,761)

Change in net assets from capital transactions	14,711,686	65,959,285

Change in net assets	19,184,282	66,284,332

Net Assets:
Beginning of period	189,674,614	123,390,282

End of period	$208,858,896	$189,674,614

Accumulated net investment income (loss) at end of period	$512,547	$438,220

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

46	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Investor Destinations Aggressive Fund		Gartmore Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,714,603	$25,435,569	$33,150,434	$31,065,260
Dividends reinvested	939,400	310,140	1,272,400	502,537
Cost of shares redeemed	(12,201,217)	(9,485,634)	(15,742,265)	(13,254,773)

	16,452,786	16,260,075	18,680,569	18,313,024

Class B Shares
Proceeds from shares issued	4,925,605	4,421,894	9,164,562	11,375,463
Dividends reinvested	280,636	81,988	567,157	221,234
Cost of shares redeemed	(1,856,710)	(994,302)	(4,356,534)	(2,779,236)

	3,349,531	3,509,580	5,375,185	8,817,461

Class C Shares
Proceeds from shares issued	27,813,326	32,109,603	47,176,142	61,409,175
Dividends reinvested	505,724	153,280	1,081,650	432,097
Cost of shares redeemed	(16,443,310)	(9,793,328)	(29,899,638)	(14,922,934)

	11,875,740	22,469,555	18,358,154	46,918,338

Class R Shares
Proceeds from shares issued	2,145,174	175,195	2,599,279	187,261
Dividends reinvested	67	24	52	25
Cost of shares redeemed	(404,242)	(11,594)	(144,442)	(9,790)

	1,740,999	163,625	2,454,889	177,496

Institutional Class Shares
Proceeds from shares issued	1,493,404	1,000 (a)	4,036,455	1,000 (a)
Dividends reinvested	8,247	13 (a)	30,132	15 (a)
Cost of shares redeemed	(119,079)	—	(365,977)	—

	1,382,572	1,013	3,700,610	1,015

Service Class Shares
Proceeds from shares issued	187,722,738	147,958,245	267,155,216	259,286,178
Dividends reinvested	18,881,625	6,795,353	28,474,904	12,042,601
Cost of shares redeemed	(40,583,637)	(29,073,071)	(53,995,475)	(29,449,390)

	166,020,726	125,680,527	241,634,645	241,879,389

Change in net assets from capital transactions	$200,822,354	$168,084,375	$290,204,052	$316,106,723

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	47

Statements of Changes in Net Assets (Continued)

	Gartmore Investor Destinations Aggressive Fund		Gartmore Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	2,719,915	2,774,547	3,171,471	3,227,490
Reinvested	95,359	33,465	124,384	51,942
Redeemed	(1,205,462)	(1,027,402)	(1,513,517)	(1,374,009)

	1,609,812	1,780,610	1,782,338	1,905,423

Class B Shares
Issued	487,608	483,830	891,182	1,198,403
Reinvested	28,923	8,935	56,302	23,153
Redeemed	(185,837)	(108,402)	(421,719)	(291,889)

	330,694	384,363	525,765	929,667

Class C Shares
Issued	2,779,413	3,534,525	4,581,696	6,453,483
Reinvested	52,240	16,745	107,399	45,210
Redeemed	(1,645,278)	(1,072,264)	(2,900,426)	(1,561,943)

	1,186,375	2,479,006	1,788,669	4,936,750

Class R Shares
Issued	211,862	19,741	249,759	20,034
Reinvested	7	3	5	3
Redeemed	(39,953)	(1,241)	(13,760)	(1,010)

	171,916	18,503	236,004	19,027

Institutional Class Shares
Issued	143,317	108 (a)	382,941	104 (a)
Reinvested	809	1 (a)	2,889	1 (a)
Redeemed	(11,482)	—	(34,438)	—

	132,644	109	351,392	105

Service Class Shares
Issued	18,387,174	15,982,444	25,580,298	26,910,875
Reinvested	1,914,640	731,650	2,789,924	1,246,322
Redeemed	(4,007,374)	(3,117,948)	(5,189,694)	(3,039,191)

	16,294,440	13,596,146	23,180,528	25,118,006

Total change in shares	19,725,881	18,258,737	27,864,696	32,908,978

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

48	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Investor Destinations Moderate Fund		Gartmore Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,964,099	$29,173,832	$15,018,994	$8,559,550
Dividends reinvested	1,172,417	552,154	620,152	231,436
Cost of shares redeemed	(16,837,932)	(9,510,032)	(6,360,358)	(3,385,621)

	6,298,584	20,215,954	9,278,788	5,405,365

Class B Shares
Proceeds from shares issued	7,414,786	10,319,440	1,762,972	2,125,480
Dividends reinvested	452,500	214,779	124,566	54,257
Cost of shares redeemed	(3,967,295)	(2,254,040)	(820,207)	(926,469)

	3,899,991	8,280,179	1,067,331	1,253,268

Class C Shares
Proceeds from shares issued	48,058,314	66,651,045	11,531,945	19,736,585
Dividends reinvested	1,034,608	503,535	342,580	167,458
Cost of shares redeemed	(28,338,995)	(24,653,412)	(12,105,625)	(7,937,298)

	20,753,927	42,501,168	(231,100)	11,966,745

Class R Shares
Proceeds from shares issued	5,442,745	150,588	633,459	1,471
Dividends reinvested	44	27	52	28
Cost of shares redeemed	(1,756,949)	(176)	(32,411)	(1,531)

	3,685,840	150,439	601,100	(32)

Institutional Class Shares
Proceeds from shares issued	3,227,393	1,000 (a)	1,187,327	1,000 (a)
Dividends reinvested	25,826	17 (a)	12,016	20 (a)
Cost of shares redeemed	(223,543)	—	(312,936)	—

	3,029,676	1,017	886,407	1,020

Service Class Shares
Proceeds from shares issued	188,611,032	451,686,838	69,469,334	72,268,066
Dividends reinvested	34,663,623	14,840,668	9,112,618	4,296,297
Cost of shares redeemed	(89,458,592)	(46,335,984)	(42,649,792)	(21,567,475)

	133,816,063	420,191,522	35,932,160	54,996,888

Change in net assets from capital transactions	$171,484,081	$491,340,279	$47,534,686	$73,623,254

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	49

Statements of Changes in Net Assets (Continued)

	Gartmore Investor Destinations Moderate Fund		Gartmore Investor Destinations Moderately Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	2,086,694	2,917,469	1,450,396	845,183
Reinvested	112,775	55,133	60,451	22,836
Redeemed	(1,603,833)	(946,237)	(614,064)	(334,580)

	595,636	2,026,365	896,783	533,439

Class B Shares
Issued	710,439	1,039,051	170,625	210,031
Reinvested	43,870	21,584	12,147	5,352
Redeemed	(378,512)	(225,675)	(79,246)	(91,866)

	375,797	834,960	103,526	123,517

Class C Shares
Issued	4,616,097	6,733,517	1,119,386	1,951,694
Reinvested	100,598	50,740	33,511	16,569
Redeemed	(2,724,921)	(2,479,989)	(1,175,596)	(786,262)

	1,991,774	4,304,268	(22,699)	1,182,001

Class R Shares
Issued	518,240	15,362	61,004	145
Reinvested	4	3	5	3
Redeemed	(168,299)	(17)	(3,075)	(149)

	349,945	15,348	57,934	(1)

Institutional Class Shares
Issued	302,913	99 (a)	113,317	98 (a)
Reinvested	2,447	2 (a)	1,159	2 (a)
Redeemed	(21,330)	—	(30,064)	—

	284,030	101	84,412	100

Service Class Shares
Issued	17,922,478	44,901,627	6,686,101	7,110,668
Reinvested	3,341,693	1,481,988	885,380	422,500
Redeemed	(8,531,691)	(4,620,580)	(4,114,250)	(2,117,234)

	12,732,480	41,763,035	3,457,231	5,415,934

Total change in shares	16,329,662	48,944,077	4,577,187	7,254,990

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

50	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Investor Destinations Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,678,187	$27,118,931
Dividends reinvested	785,370	367,592
Cost of shares redeemed	(26,655,411)	(3,403,087)

	(11,191,854)	24,083,436

Class B Shares
Proceeds from shares issued	575,258	1,207,447
Dividends reinvested	72,239	49,753
Cost of shares redeemed	(897,400)	(696,745)

	(249,903)	560,455

Class C Shares
Proceeds from shares issued	5,692,214	9,315,568
Dividends reinvested	193,773	122,219
Cost of shares redeemed	(6,923,661)	(4,060,443)

	(1,037,674)	5,377,344

Class R Shares
Proceeds from shares issued	498,912	2,129
Dividends reinvested	48	33
Cost of shares redeemed	(5,581)	(198)

	493,379	1,964

Institutional Class Shares
Proceeds from shares issued	159,605	1,000 (a)
Dividends reinvested	1,428	21 (a)
Cost of shares redeemed	(5,456)	—

	155,577	1,021

Service Class Shares
Proceeds from shares issued	48,128,529	61,190,122
Dividends reinvested	6,171,080	3,744,799
Cost of shares redeemed	(27,757,448)	(28,999,856)

	26,542,161	35,935,065

Change in net assets from capital transactions	$14,711,686	$65,959,285

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2006 Annual Report	51

Statements of Changes in Net Assets (Continued)

	Gartmore Investor Destinations Conservative Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,444,662	2,651,433
Reinvested	77,287	36,071
Redeemed	(2,602,501)	(333,263)

	(1,080,552)	2,354,241

Class B Shares
Issued	56,342	118,393
Reinvested	7,114	4,895
Redeemed	(88,071)	(68,506)

	(24,615)	54,782

Class C Shares
Issued	559,992	916,795
Reinvested	19,140	12,062
Redeemed	(679,789)	(399,383)

	(100,657)	529,474

Class R Shares
Issued	48,543	208
Reinvested	5	3
Redeemed	(537)	(18)

	48,011	193

Institutional Class Shares
Issued	15,466	98 (a)
Reinvested	139	2 (a)
Redeemed	(536)	—

	15,069	100

Service Class Shares
Issued	4,692,620	5,986,237
Reinvested	605,780	367,413
Redeemed	(2,713,309)	(2,837,442)

	2,585,091	3,516,208

Total change in shares	1,442,349	6,454,998

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

52	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)	(0.07)	—	(0.07)	$6.36	(12.67%	)	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53	(0.08)	—	(0.08)	$7.81	24.34%		$3,742	0.52%		1.04%		(h	)	(h	)	44.11%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	—	(0.10)	$8.61	11.55%		$19,737	0.47%		1.06%		(h	)	(h	)	2.12%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	—	(0.19)	$9.48	12.36%		$38,583	0.49%		1.87%		(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%		$61,217	0.45%		1.27%		0.46%		1.27%		4.80%

Class B Shares
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)	(0.02)	—	(0.02)	$6.32	(13.30%	)	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47	(0.05)	—	(0.05)	$7.74	23.42%		$1,557	1.25%		0.16%		(h	)	(h	)	44.11%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	—	(0.05)	$8.53	10.86%		$7,414	1.20%		0.35%		(h	)	(h	)	2.12%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	—	(0.12)	$9.38	11.46%		$11,761	1.21%		1.18%		(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%		$16,890	1.19%		0.64%		1.19%		0.64%		4.80%

Class C Shares
Year Ended October 31, 2002	$7.36	—	(1.04)	(1.04)	—	—	—	$6.32	(13.30%	)	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47	(0.06)	—	(0.06)	$7.73	23.41%		$7,706	1.26%		0.22%		(h	)	(h	)	44.11%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	—	(0.05)	$8.52	10.88%		$43,668	1.20%		0.32%		(h	)	(h	)	2.12%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	—	(0.13)	$9.37	11.49%		$71,231	1.21%		1.16%		(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%		$93,557	1.19%		0.65%		1.19%		0.64%		4.80%

Class R Shares
Period Ended October 31, 2003 (d)	$7.45	—	0.29	0.29	—	—	—	$7.74	3.89%	(f)	$1	0.82%	(g)	(0.46%	)(g)	0.92%	(g)	(0.56%	)(g)	44.11%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	—	(0.07)	$8.56	11.58%		$38	0.63%		0.93%		(h	)	(h	)	2.12%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	—	(0.18)	$9.42	12.19%		$216	0.63%		1.47%		(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%		$2,083	0.79%		0.88%		0.80%		0.88%		4.80%

Institutional Class Shares
Period Ended October 31, 2005 (e)	$9.31	0.09	0.25	0.34	(0.12)	—	(0.12)	$9.53	3.66%	(f)	$1	0.24%	(g)	1.39%	(g)	(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%		$1,439	0.18%		1.74%		0.19%		1.73%		4.80%

Service Class Shares
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)	(0.07)	—	(0.07)	$6.37	(12.64%	)	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52	(0.07)	—	(0.07)	$7.82	24.08%		$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	—	(0.09)	$8.63	11.50%		$282,486	0.59%		0.94%		0.60%		0.94%		2.12%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	—	(0.18)	$9.50	12.18%		$439,966	0.62%		1.78%		(h	)	(h	)	6.51%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%		$676,249	0.59%		1.16%		0.60%		1.15%		4.80%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions in this period.

See notes to financial statements.

2006 Annual Report	53

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)	(0.11)	—	(0.11)	$7.04	(9.78%	)	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)	—	(0.11)	$8.35	20.42%		$9,729	0.48%		1.42%			(h)		(h)	8.08%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	—	(0.12)	$9.10	10.48%		$35,416	0.47%		1.37%		0.47%		1.37%		2.74%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	— (i)	(0.21)	$9.84	10.47%		$57,073	0.49%		2.10%			(h)		(h)	5.51%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%		$83,365	0.46%		1.65%		0.47%		1.64%		6.67%

Class B Shares
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)	(0.07)	—	(0.07)	$6.99	(10.46%	)	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)	—	(0.08)	$8.26	19.43%		$5,740	1.22%		0.63%			(h)		(h)	8.08%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	—	(0.07)	$8.99	9.66%		$19,546	1.19%		0.67%		1.19%		0.67%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	— (i)	(0.14)	$9.72	9.74%		$30,177	1.21%		1.40%			(h)		(h)	5.51%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%		$39,399	1.19%		1.03%		1.20%		1.02%		6.67%

Class C Shares
Year Ended October 31, 2002	$7.91	—	(0.91)	(0.91)	—	—	—	$7.00	(10.33%	)	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)	—	(0.09)	$8.27	19.64%		$17,804	1.22%		0.64%			(h)		(h)	8.08%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	—	(0.07)	$8.99	9.58%		$99,211	1.19%		0.66%		1.19%		0.66%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	— (i)	(0.14)	$9.72	9.74%		$155,315	1.21%		1.39%			(h)		(h)	5.51%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%		$192,830	1.19%		1.03%		1.20%		1.02%		6.67%

Class R Shares
Period Ended October 31, 2003 (d)	$8.01	—	0.25	0.25	—	—	—	$8.26	3.12%	(f)	$1	0.75%	(g)	(0.04%	)(g)	0.85%	(g)	(0.14%	)(g)	8.08%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	—	(0.10)	$9.01	10.27%		$63	0.62%		1.19%			(h)		(h)	2.74%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	— (i)	(0.20)	$9.75	10.49%		$253	0.61%		1.92%			(h)		(h)	5.51%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%		$2,847	0.80%		1.73%		0.80%		1.72%		6.67%

Institutional Class Shares
Period Ended October 31, 2005 (e)	$9.67	0.12	0.20	0.32	(0.14)	—	(0.14)	$9.85	3.37%	(f)	$1	0.24%	(g)	1.73%	(g)		(h)		(h)	5.51%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%		$3,864	0.19%		2.07%		0.20%		2.06%		6.67%

Service Class Shares
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)	(0.11)	—	(0.11)	$7.03	(9.88%	)	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	—	(0.10)	$8.34	20.26%		$214,101	0.61%		1.36%			(h)		(h)	8.08%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	—	(0.11)	$9.08	10.22%		$452,237	0.59%		1.26%		0.59%		1.26%		2.74%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	— (i)	(0.20)	$9.83	10.48%		$736,304	0.61%		1.98%			(h)		(h)	5.51%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%		$1,077,126	0.59%		1.54%		0.60%		1.54%		6.67%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions in this period.
(i)	The amount is less than $0.005

See notes to financial statements.

54	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderate Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)	(0.18)	—	(0.18)	$7.94	(6.12%	)	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23	(0.16)	—	(0.16)	$9.01	15.75%		$9,972	0.47%		1.88%		(h	)	(h	)	13.50%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	—	(0.16)	$9.60	8.36%		$35,157	0.47%		1.78%		0.47%		1.78%		5.64%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%		$57,505	0.48%		2.35%		(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%		$68,922	0.46%		2.16%		0.46%		2.15%		8.40%

Class B Shares
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)	(0.12)	—	(0.12)	$7.92	(6.96%	)	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17	(0.13)	—	(0.13)	$8.96	14.89%		$6,229	1.21%		1.09%		(h	)	(h	)	13.50%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	—	(0.10)	$9.55	7.72%		$19,504	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%		$28,907	1.20%		1.66%		(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%		$35,437	1.18%		1.51%		1.19%		1.50%		8.40%

Class C Shares
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)	(0.05)	—	(0.05)	$7.90	(7.13%	)	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17	(0.13)	—	(0.13)	$8.94	14.98%		$21,995	1.22%		0.98%		(h	)	(h	)	13.50%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	—	(0.10)	$9.52	7.67%		$102,058	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%		$150,491	1.20%		1.66%		(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%		$184,788	1.18%		1.51%		1.19%		1.51%		8.40%

Class R Shares
Period Ended October 31, 2003 (d)	$8.77	0.01	0.18	0.19	—	—	—	$8.96	2.17%	(f)	$1	0.74%	(g)	0.68%	(g)	0.84%	(g)	0.58%	(g)	13.50%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	—	(0.13)	$9.56	8.19%		$42	0.62%		1.79%		(h	)	(h	)	5.64%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%		$199	0.61%		2.09%		(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%		$4,026	0.79%		1.88%		0.79%		1.87%		8.40%

Institutional Class Shares
Period Ended October 31, 2005 (e)	$10.02	0.18	0.09	0.27	(0.17)	—	(0.17)	$10.12	2.71%	(f)	$1	0.23%	(g)	2.45%	(g)	(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%		$3,119	0.21%		2.55%		0.21%		2.54%		8.40%

Service Class Shares
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)	(0.17)	—	(0.17)	$7.92	(6.35%	)	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22	(0.15)	—	(0.15)	$8.99	15.59%		$247,424	0.60%		1.82%		(h	)	(h	)	13.50%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	—	(0.15)	$9.59	8.34%		$487,130	0.59%		1.66%		0.59%		1.66%		5.64%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%		$934,203	0.60%		2.24%		(h	)	(h	)	5.91%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%		$1,152,756	0.58%		2.05%		0.59%		2.04%		8.40%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions in this period.

See notes to financial statements.

2006 Annual Report	55

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002 (d)	$9.19	0.26	(0.49)	(0.23)	(0.25)	—	(0.25)	$8.71	(2.60%	)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)	—	(0.22)	$9.44	11.02%		$4,482	0.53%		2.34%			(i)		(i)	19.93%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	—	(0.19)	$9.88	6.71%		$11,157	0.52%		2.12%		0.52%		2.12%		6.66%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%		$16,923	0.54%		2.57%		0.54%		2.57%		8.37%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%		$27,244	0.48%		2.65%		0.49%		2.65%		12.64%

Class B Shares
Year Ended October 31, 2002 (d)	$9.20	0.20	(0.49)	(0.29)	(0.19)	—	(0.19)	$8.72	(3.22%	)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)	—	(0.17)	$9.44	10.37%		$2,453	1.28%		1.52%			(i)		(i)	19.93%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	—	(0.12)	$9.88	5.99%		$4,606	1.21%		1.41%			(i)		(i)	6.66%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%		$6,002	1.22%		1.90%		1.22%		1.90%		8.37%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%		$7,376	1.20%		1.98%		1.21%		1.97%		12.64%

Class C Shares
Year Ended October 31, 2002	$9.22	—	(0.44)	(0.44)	(0.06)	—	(0.06)	$8.72	(3.14%	)	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)	—	(0.18)	$9.42	10.26%		$7,530	1.29%		1.45%			(i)		(i)	19.93%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	—	(0.13)	$9.85	5.99%		$26,760	1.22%		1.42%			(i)		(i)	6.66%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%		$39,545	1.22%		1.90%		1.22%		1.90%		8.37%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%		$41,108	1.20%		1.97%		1.21%		1.97%		12.64%

Class R Shares
Period Ended October 31, 2003 (e)	$9.33	0.01	0.11	0.12	—	—	—	$9.45	1.29%	(g)	$1	0.81%	(h)	1.34%	(h)	0.91%	(h)	1.24%	(h)	19.93%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	—	(0.16)	$9.91	6.55%		$1	0.60%		2.01%			(i)		(i)	6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%		$1	0.65%		2.54%		0.65%		2.54%		8.37%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%		$620	0.81%		2.53%		0.82%		2.52%		12.64%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$10.17	0.23	0.04	0.27	(0.20)	—	(0.20)	$10.24	3.70%	(g)	$1	0.29%	(h)	3.17%	(h)		(i)		(i)	8.37%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%		$905	0.20%		3.05%		0.21%		3.04%		12.64%

Service Class Shares
Year Ended October 31, 2002 (d)	$9.20	0.26	(0.50)	(0.24)	(0.24)	—	(0.24)	$8.72	(2.70%	)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)	—	(0.20)	$9.47	11.09%		$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	—	(0.18)	$9.91	6.59%		$136,368	0.61%		2.01%		0.61%		2.01%		6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%		$195,790	0.62%		2.49%		0.62%		2.49%		8.37%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%		$241,726	0.60%		2.53%		0.61%		2.52%		12.64%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.

See notes to financial statements.

56	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04	(0.31)	—	(0.31)	$9.51	0.45%		$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65	(0.28)	—	(0.28)	$9.88	6.89%		$1,798	0.53%		2.83%			(h)		(h)	32.93%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	—	(0.22)	$10.13	4.84%		$5,008	0.50%		2.43%		0.51%		2.43%		11.67%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%		$28,965	0.53%		2.85%		0.53%		2.85%		13.42%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%		$18,384	0.48%		2.98%		0.48%		2.97%		36.51%

Class B Shares
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	$9.53	(0.15%	)	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57	(0.23)	—	(0.23)	$9.87	6.05%		$1,622	1.29%		1.96%			(h)		(h)	32.93%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	—	(0.15)	$10.12	4.12%		$3,437	1.23%		1.70%			(h)		(h)	11.67%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%		$4,010	1.22%		2.10%		1.22%		2.10%		13.42%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%		$3,841	1.21%		2.36%		1.22%		2.35%		36.51%

Class C Shares
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)	(0.26)	—	(0.26)	$9.51	(0.21%	)	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57	(0.23)	—	(0.23)	$9.85	6.03%		$3,592	1.29%		1.95%			(h)		(h)	32.93%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	—	(0.16)	$10.09	4.10%		$13,683	1.24%		1.69%			(h)		(h)	11.67%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%		$19,106	1.23%		2.10%		1.23%		2.10%		13.42%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%		$18,474	1.21%		2.36%		1.22%		2.36%		36.51%

Class R Shares
Period Ended October 31, 2003 (d)	$9.83	0.02	0.02	0.04	—	—	—	$9.87	0.41%	(f)	$1	0.84%	(g)	2.03%	(g)	0.94%	(g)	1.93%	(g)	32.93%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	—	(0.18)	$10.15	4.73%		$1	0.62%		2.30%			(h)		(h)	11.67%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%		$3	0.65%		2.67%		0.65%		2.67%		13.42%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%		$503	0.83%		3.03%		0.83%		3.02%		36.51%

Institutional Class Shares
Period Ended October 31, 2005 (e)	$10.20	0.27	(0.02)	0.25	(0.22)	—	(0.22)	$10.23	2.44%	(f)	$1	0.28%	(g)	3.74%	(g)	0.28%	(g)	3.74%	(g)	13.42%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%		$159	0.22%		3.68%		0.23%		3.68%		36.51%

Service Class Shares
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05	(0.31)	—	(0.31)	$9.53	0.48%		$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64	(0.27)	—	(0.27)	$9.90	6.76%		$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	—	(0.21)	$10.15	4.69%		$101,261	0.61%		2.31%		0.63%		2.29%		11.67%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%		$137,589	0.62%		2.70%		0.63%		2.70%		13.42%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%		$167,499	0.61%		2.95%		0.62%		2.95%		36.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions in this period.

See notes to financial statements.

2006 Annual Report	57

Gartmore Optimal Allocations Fund: Aggressive

Effective in April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of the Fund’s assets among the asset classes and underlying funds.

For the annual period ended Oct. 31, 2006, the Gartmore Optimal Allocations Fund: Aggressive (Class A at NAV) returned 17.79% versus 18.64% for its composite benchmark, which consists of 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 904 funds as of Oct. 31, 2006) was 14.49%.

The annual reporting period ended Oct. 31, 2006, began with a broad rally, aided in part by favorable seasonal factors. The U.S. market continued to edge higher during the first four months of 2006, but the buying lacked conviction. Several factors kept investors off balance, including continuing hikes in short-term interest rates by the Federal Reserve Board, uncertainty due to the passing of the torch at the Federal Reserve from Alan Greenspan to Ben Bernanke, and persistent strength in crude oil prices. On the positive side, U.S. economic growth bounced back to a robust annualized rate of 5.6% in the first quarter of 2006 after a relatively tepid 1.8% pace in the final quarter of 2005, when the economy was still reeling from a punishing hurricane season.

In May, stocks experienced a sharp correction. An uptick in inflation and yet another rate hike by the Fed—accompanied by tough talk suggesting that the central bank’s credit-tightening campaign might persist for longer than investors had been expecting—prompted widespread selling, particularly in areas that were perceived to have higher risk, such as small-capitalization stocks, technology and biotechnology. During the summer, inflation fears moderated and further evidence of economic slowing appeared, particularly in the housing and auto markets. In response, the Fed kept interest rates steady in August, September and October, which helped stocks finish the period with a respectable rally. A sharp drop in energy prices also boosted share prices near the end of the reporting period. Against this backdrop, the S&P 500 Index posted a 16.34% return for the year ended Oct. 31, 2006.

International stocks generally were stronger than their U.S. counterparts, in part because of weakness in the U.S. dollar versus a number of foreign currencies. Foreign share prices also benefited from more attractive valuations and better growth prospects than those of comparable U.S. investments. In developed markets, strong gains were seen in the United Kingdom, Sweden and Norway, among others. Emerging markets such as China and India offered particularly strong share price appreciation.

U.S. investment-grade bonds ended the period with mixed results. Rising short-term interest rates limited gains for fixed-income securities at the short end of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Longer-term bonds also faced an uphill battle, as yields for the group began the period at historically low levels.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution to an investor with an “aggressive” risk profile. Its design was developed by Gartmore Funds with the assistance of its consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore Funds, and are subject to change. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. That said, during the reporting period no changes were made in the lineup of underlying funds held by the Fund. The Gartmore Optimal Allocations Fund: Aggressive is currently invested in a set of 13 underlying funds.

58	Annual Report 2006

Gartmore Optimal Allocations Fund: Aggressive

Continued

Asset Classes and Underlying Funds	Target Allocation Ranges*	1-Year Returns of Underlying Funds*
U.S. STOCKS	20% - 40%
U.S. Large Cap	15% -30%
Gartmore Nationwide Fund		15.01%
Gartmore U.S. Growth Leaders Fund		2.16%
U.S. Small/Mid-Cap	5% - 15%
Gartmore Small Cap Fund		31.52%
INTERNATIONAL STOCKS	5% - 10%
Gartmore International Growth Fund		38.76%
SPECIALTY ASSETS	50% - 70%
Gartmore Global Financial Services Fund		24.19%
Gartmore Global Health Sciences Fund		5.90%
Gartmore Global Technology and Communications Fund		13.72%
iShares Cohen & Steers Realty Majors Index Fund		41.25%
Gartmore Global Natural Resources Fund		23.17%
Gartmore U.S. Growth Leaders Long-Short Fund		5.60%
Gartmore Emerging Markets Fund		33.32%
Gartmore Micro Cap Equity Fund		19.56%
Gartmore Global Utilities Fund		27.88%

*	Fund target allocation ranges and Institutional Share Class returns are as of Oct. 31, 2006.

Among the underlying funds in the portfolio, those that contributed the least to the overall returns were the Gartmore U.S. Growth Leaders Fund and the Gartmore U.S. Growth Leaders Long-Short Fund, which finished with returns of 2.16% and 5.60%, respectively. The Gartmore U.S. Growth Leaders Fund is a concentrated portfolio of U.S. stocks normally holding roughly 25 to 35 positions. Given its concentrated structure, this Fund’s returns tend to vary significantly from those of its benchmark, the S&P 500 Index, relative to more diversified funds. While it is our expectation that there will be some periods when the Gartmore U.S. Growth Leaders Fund strongly outperforms its benchmark, during much of the reporting period this Fund’s growth mandate was out of step with prevailing market sentiment. The Gartmore U.S. Growth Leaders Long-Short Fund is an absolute-return product, and it finished modestly ahead of its benchmark, 3-month Treasury bills.

Conversely, those underlying funds that contributed the most to overall returns were the Gartmore Global Financial Services Fund and the iShares Cohen & Steers Realty Majors Index Fund. The former had a 16% allocation that returned 24.19%, and the latter, a 6% allocation that returned 41.25% during the reporting period. Financial services stocks generally performed well during the reporting period as relatively low levels of interest rates helped stimulate healthy loan growth for banks and otherwise created a relatively benign credit environment globally. Despite extensive evidence of a slowing U.S. residential real estate market, real estate stocks benefited from relatively low global interest rates and strong demand for apartments and office buildings.

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position it well to deliver the potential for higher long-term returns versus those of its blended benchmark at a marginally higher risk level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2006 Annual Report	59

Fund Performance	Gartmore Optimal Allocations Fund: Aggressive

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	17.79%	14.23%
	w/SC3	11.04%	11.38%
Class B	w/o SC2	16.94%	13.30%
	w/SC4	11.94%	12.21%
Class C	w/o SC2	16.91%	13.29%
	w/SC5	15.91%	12.29%
Class R6		17.43%	13.82%
Institutional Service Class[6]		17.91%	14.33%
Institutional Class[6]		18.11%	14.48%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Aggressive, the Optimal Allocations Aggressive Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60	Annual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Optimal Allocations: Aggressive Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,022.90	$2.60	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.43	$2.60	0.51%
Class B	Actual		$1,000.00	$1,019.00	$6.36	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,019.00	$6.36	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,021.30	$4.43	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.61	$4.44	0.87%
Institutional Service Class	Actual		$1,000.00	$1,024.60	$1.43	0.28%
	Hypothetical	[1]	$1,000.00	$1,023.59	$1.43	0.28%
Institutional Class	Actual		$1,000.00	$1,024.50	$1.79	0.35%
	Hypothetical	[1]	$1,000.00	$1,023.24	$1.79	0.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	61

Portfolio Summary	Gartmore Optimal Allocations Fund: Aggressive

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.5%
Other assets in excess of liabilities	0.5%

100.0%

Asset Allocation Detail
Equity Funds	99.5%
Other Assets	0.5%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	16.0%
Gartmore Nationwide Fund Institutional Class	14.9%
Gartmore Global Health Sciences Fund Institutional Class	10.7%
Gartmore Global Technology and Communications Fund Institutional Class	10.0%
Gartmore U.S. Growth Leaders Fund Institutional Class	9.6%
Gartmore Small Cap Fund Institutional Class	7.1%
iShares Cohen & Steers Realty Majors Index Fund	6.0%
Gartmore International Growth Fund Institutional Class	5.1%
Gartmore Global Natural Resources Fund Institutional Class	5.1%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	4.7%
Other Assets	10.8%

100.00%

62	Annual Report 2006

Gartmore Optimal Allocations Fund: Aggressive

Statement of Investments

October 31, 2006

Mutual Funds (99.5%)

	Shares	Value
Equity Funds (99.5%)
Gartmore Emerging Markets Fund, Institutional Class (b)	25,549	$463,457
Gartmore Global Financial Services Fund, Institutional Class (b)	115,563	1,822,424
Gartmore Global Health Sciences Fund, Institutional Class (b)	107,164	1,217,381
Gartmore Global Natural Resources Fund, Institutional Class (b)	28,606	583,852
Gartmore Global Technology and Communications Fund, Institutional Class (b)	264,861	1,141,549
Gartmore Global Utilities Fund, Institutional Class (b)	17,639	230,193
Gartmore International Growth Fund, Institutional Class (b)	43,150	584,688
Gartmore Micro Cap Equity Fund, Institutional Class (b)	18,492	449,179
Gartmore Nationwide Fund, Institutional Class (b)	82,470	1,694,761
Gartmore Small Cap Fund, Institutional Class (b)	37,231	809,036
Gartmore U.S. Growth Leaders Fund, Institutional Class (b)	112,486	1,096,738
Gartmore U.S. Growth Leaders Long-Short Fund, Institutional Class (b)	52,214	539,890
iShares Cohen & Steers Realty Majors Index Fund	6,925	677,611

Total Mutual Funds		11,310,759

Total Investments (Cost $10,690,881) (a) — 99.5%		11,310,759

Other assets in excess of liabilities — 0.5%		59,303

NET ASSETS — 100.0%		$11,370,062

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

2006 Annual Report	63

Gartmore Optimal Allocations Fund: Moderately Aggressive

Effective in April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of the Fund’s assets among the asset classes and underlying funds.

For the annual period ended Oct. 31, 2006, the Gartmore Optimal Allocations Fund: Moderately Aggressive (Class A at NAV) returned 15.79% versus 16.32% for its composite benchmark, which consists of 60% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 20% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 592 funds as of Oct. 31, 2006) was 12.47%.

The annual reporting period ended Oct. 31, 2006, began with a broad rally, aided in part by favorable seasonal factors. The U.S. market continued to edge higher during the first four months of 2006, but the buying lacked conviction. Several factors kept investors off balance, including continuing hikes in short-term interest rates by the Federal Reserve Board, uncertainty due to the passing of the torch at the Federal Reserve from Alan Greenspan to Ben Bernanke, and persistent strength in crude oil prices. On the positive side, U.S. economic growth bounced back to a robust annualized rate of 5.6% in the first quarter of 2006 after a relatively tepid 1.8% pace in the final quarter of 2005, when the economy was still reeling from a punishing hurricane season.

In May, stocks experienced a sharp correction. An uptick in inflation and yet another rate hike by the Fed—accompanied by tough talk suggesting that the central bank’s credit-tightening campaign might persist for longer than investors had been expecting—prompted widespread selling, particularly in areas that were perceived to have higher risk, such as small-capitalization stocks, technology and biotechnology. During the summer, inflation fears moderated and further evidence of economic slowing appeared, particularly in the housing and auto markets. In response, the Fed kept interest rates steady in August, September and October, which helped stocks finish the period with a respectable rally. A sharp drop in energy prices also boosted share prices near the end of the reporting period. Against this backdrop, the S&P 500 Index posted a 16.34% return for the year ended Oct. 31, 2006.

International stocks generally were stronger than their U.S. counterparts, in part because of weakness in the U.S. dollar versus a number of foreign currencies. Foreign share prices also benefited from more attractive valuations and better growth prospects than those of comparable U.S. investments. In developed markets, strong gains were seen in the United Kingdom, Sweden and Norway, among others. Emerging markets such as China and India offered particularly strong share price appreciation.

U.S. investment-grade bonds ended the period with mixed results. Rising short-term interest rates limited gains for fixed-income securities at the short end of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Longer-term bonds also faced an uphill battle, as yields for the group began the period at historically low levels.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with a “moderately aggressive” risk profile. Its design was developed by Gartmore Funds with the assistance of its consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore Funds, and are subject to change. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. The Gartmore Convertible Fund was closed in late October 2006, and its 4% allocation within the Moderately Aggressive Fund was reallocated evenly between the Gartmore Nationwide Fund and the Gartmore Bond Fund. The Gartmore Optimal Allocations Fund: Moderately Aggressive is currently invested in a set of 15 underlying funds.

64	Annual Report 2006

Gartmore Optimal Allocations Fund: Moderately Aggressive

Continued

Asset Classes and Underlying Funds	Target Allocation Ranges*	1-Year Returns of Underlying Funds*
U.S. STOCKS	20% - 40%
U.S. Large Cap	15% - 25%
Gartmore Nationwide Fund		15.01%
Gartmore U.S. Growth Leaders Fund		2.16%
U.S. Small/Mid-Cap	5% - 15%
Gartmore Small Cap Fund		31.52%
Gartmore Mid Cap Growth Fund		13.80%
INTERNATIONAL STOCKS	5% - 15%
Gartmore International Growth Fund		38.76%
BONDS and SHORT-TERM INVESTMENTS	15% - 25%
Gartmore Bond Fund		5.45%
Gartmore High Yield Bond Fund		10.05%
SPECIALTY ASSETS	40% - 60%
Gartmore Global Financial Services Fund		24.19%
Gartmore Global Health Sciences Fund		5.90%
Gartmore U.S. Growth Leaders Long-Short Fund		5.60%
Gartmore Global Technology and Communications Fund		13.72%
Gartmore Global Natural Resources Fund		23.17%
iShares Cohen & Steers Realty Majors Index Fund		41.25%
Gartmore Global Utilities Fund		27.88%
Gartmore Emerging Markets Fund		33.32%

*	Fund target allocation ranges and Institutional Share Class returns are as of Oct. 31, 2006.

Among the underlying funds in the portfolio, those that contributed the least to the overall returns were the Gartmore U.S. Growth Leaders Fund and the Gartmore Bond Fund, which finished with returns of 2.16% and 5.45% on allocations of 8% and 15%, respectively. The Gartmore U.S. Growth Leaders Fund is a concentrated portfolio of U.S. stocks normally holding roughly 25 to 35 positions. Given its concentrated structure, this Fund’s returns tend to vary significantly from those of its benchmark, the S&P 500 Index, relative to more diversified funds. While it is our expectation that there will be some periods when the Gartmore U.S. Growth Leaders Fund strongly outperforms its benchmark, during much of the reporting period this Fund’s growth mandate was out of step with prevailing market sentiment.

Conversely, those underlying funds that contributed the most to overall returns were the Gartmore Global Financial Services Fund and the iShares Cohen & Steers Realty Majors Index Fund. The former had a 12% allocation that returned 24.19% and, the latter, a 5% allocation that returned 41.25% during the reporting period. Financial services stocks generally performed well during the reporting period as relatively low levels of interest rates helped stimulate healthy loan growth for banks and otherwise created a relatively benign credit environment globally. Despite extensive evidence of a slowing U.S. residential real estate market, real estate stocks benefited from relatively low global interest rates and strong demand for apartments and office buildings.

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position it well to deliver the potential for higher long-term returns versus those of its blended benchmark at a marginally higher risk level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2006 Annual Report	65

Fund Performance	Gartmore Optimal Allocations Fund: Moderately Aggressive

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	15.79%	13.08%
	w/SC3	9.17%	10.25%
Class B	w/o SC2	14.91%	12.22%
	w/SC4	9.91%	11.11%
Class C	w/o SC2	14.95%	12.20%
	w/SC5	13.95%	12.20%
Class R6		15.55%	12.77%
Institutional Service Class[6]		16.06%	13.29%
Institutional Class[6]		16.05%	13.35%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderately Aggressive, the Optimal Allocations Moderately Aggressive Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB Aggregate Bond (20%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

66	Annual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Moderately Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Optimal Allocations: Moderately Aggressive Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,030.20	$2.66	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,026.00	$6.43	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class C	Actual		$1,000.00	$1,026.20	$6.43	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class R	Actual		$1,000.00	$1,028.30	$4.45	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.61	$4.44	0.87%
Institutional Service Class	Actual		$1,000.00	$1,031.40	$1.43	0.28%
	Hypothetical	[1]	$1,000.00	$1,023.59	$1.43	0.28%
Institutional Class	Actual		$1,000.00	$1,030.50	$1.74	0.34%
	Hypothetical	[1]	$1,000.00	$1,023.29	$1.74	0.34%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	67

Portfolio Summary	Gartmore Optimal Allocations Fund: Moderately Aggressive

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.6%
Other assets in excess of liabilities	0.4%

100.0%

Asset Allocation Detail
Equity Funds	82.0%
Fixed-Income Funds	17.6%
Other Assets	0.4%

100.0%

Top Holdings
Gartmore Bond Fund Institutional Class	14.7%
Gartmore Nationwide Fund Institutional Class	14.0%
Gartmore Global Financial Services Fund Institutional Class	12.0%
Gartmore U.S. Growth Leaders Fund Institutional Class	7.7%
Gartmore Global Health Sciences Fund Institutional Class	6.8%
Gartmore Small Cap Fund Institutional Class	6.1%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	5.7%
Gartmore International Growth Fund Institutional Class	5.2%
Gartmore Global Natural Resources Fund Institutional Class	5.2%
iShares Cohen & Steers Realty Majors Index Fund	5.1%
Other Assets	17.5%

100.0%

68	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Optimal Allocations Fund: Moderately Aggressive

Mutual Funds (99.6%)

	Shares	Value
Equity Funds (82.0%)
Gartmore Emerging Markets Fund, Institutional Class (b)	49,868	$904,613
Gartmore Global Financial Services Fund, Institutional Class (b)	223,911	3,531,072
Gartmore Global Health Sciences Fund, Institutional Class (b)	177,389	2,015,142
Gartmore Global Natural Resources Fund, Institutional Class (b)	74,444	1,519,400
Gartmore Global Technology and Communications Fund, Institutional Class (b)	344,640	1,485,398
Gartmore Global Utilities Fund, Institutional Class (b)	68,859	898,614
Gartmore International Growth Fund, Institutional Class (b)	112,337	1,522,169
Gartmore Mid Cap Growth Fund, Institutional Class (b)	52,050	881,198
Gartmore Nationwide Fund, Institutional Class (b)	200,303	4,116,232
Gartmore Small Cap Fund, Institutional Class (b)	83,064	1,804,981
Gartmore U.S. Growth Leaders Fund, Institutional Class (b)	234,066	2,282,142
Gartmore U.S. Growth Leaders Long-Short Fund, Institutional Class (b)	162,931	1,684,704
iShares Cohen & Steers Realty Majors Index Fund	15,414	1,508,260

		24,153,925

Fixed Income Funds (17.6%)
Gartmore Bond Fund, Institutional Class (b)	450,154	4,316,977
Gartmore High Yield Bond Fund, Institutional Class (b)	125,409	871,593

		5,188,570

Total Mutual Funds		29,342,495

Total Investments (Cost $27,813,193) (a) — 99.6%	$29,342,495

Other assets in excess of liabilities — 0.4%	108,507

NET ASSETS — 100.0%	$29,451,002

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

2006 Annual Report	69

Gartmore Optimal Allocations Fund: Moderate

Effective in April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of the Fund’s assets among the asset classes and underlying funds.

For the annual period ended Oct. 31, 2006, the Gartmore Optimal Allocations Fund: Moderate (Class A at NAV) returned 13.38% versus 14.02% for its composite benchmark, which consists of 40% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 40% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 414 funds as of Oct. 31, 2006) was 11.45%.

The annual reporting period ended Oct. 31, 2006, began with a broad rally, aided in part by favorable seasonal factors. The U.S. market continued to edge higher during the first four months of 2006, but the buying lacked conviction. Several factors kept investors off balance, including continuing hikes in short-term interest rates by the Federal Reserve Board, uncertainty due to the passing of the torch at the Federal Reserve from Alan Greenspan to Ben Bernanke, and persistent strength in crude oil prices. On the positive side, U.S. economic growth bounced back to a robust annualized rate of 5.6% in the first quarter of 2006 after a relatively tepid 1.8% pace in the final quarter of 2005, when the economy was still reeling from a punishing hurricane season.

In May, stocks experienced a sharp correction. An uptick in inflation and yet another rate hike by the Fed—accompanied by tough talk suggesting that the central bank’s credit-tightening campaign might persist for longer than investors had been expecting—prompted widespread selling, particularly in areas that were perceived to have higher risk, such as small-capitalization stocks, technology and biotechnology. During the summer, inflation fears moderated and further evidence of economic slowing appeared, particularly in the housing and auto markets. In response, the Fed kept interest rates steady in August, September and October, which helped stocks finish the period with a respectable rally. A sharp drop in energy prices also boosted share prices near the end of the reporting period. Against this backdrop, the S&P 500 Index posted a 16.34% return for the year ended Oct. 31, 2006.

International stocks generally were stronger than their U.S. counterparts, in part because of weakness in the U.S. dollar versus a number of foreign currencies. Foreign share prices also benefited from more attractive valuations and better growth prospects than those of comparable U.S. investments. In developed markets, strong gains were seen in the United Kingdom, Sweden and Norway, among others. Emerging markets such as China and India offered particularly strong share price appreciation.

U.S. investment-grade bonds ended the period with mixed results. Rising short-term interest rates limited gains for fixed-income securities at the short end of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Longer-term bonds also faced an uphill battle, as yields for the group began the period at historically low levels.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with a “moderate” risk profile. Its design was developed by Gartmore Funds with the assistance of its consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore Funds, and are subject to change. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. The Gartmore Convertible Fund was closed in late October 2006, and its 6% allocation within the Moderate Fund was reallocated evenly between the Gartmore Nationwide Fund and the Gartmore Bond Fund. The Gartmore Optimal Allocations Fund: Moderate is currently invested in a set of 16 underlying funds.

70	Annual Report 2006

Gartmore Optimal Allocations Fund: Moderate

Continued

Asset Classes and Underlying Funds	Target Allocation Ranges*	1-Year Returns of Underlying Funds*
U.S. STOCKS	15% - 30%
U.S. Large Cap	10% - 20%
Gartmore Nationwide Fund		15.01%
Gartmore U.S. Growth Leaders Fund		2.16%
U.S. Small/Mid-Cap	5% - 20%
Gartmore Mid Cap Growth Fund		13.80%
Gartmore Small Cap Fund		31.52%
INTERNATIONAL STOCKS	5% - 10%
Gartmore International Growth Fund		38.76%
BONDS and SHORT-TERM INVESTMENTS	25% - 35%
Gartmore Bond Fund		5.45%
Gartmore High Yield Bond Fund		10.05%
Gartmore Money Market Fund		4.40%
Gartmore Short Duration Bond Fund		4.13%
SPECIALTY ASSETS	30% - 50%
Gartmore Global Financial Services Fund		24.19%
Gartmore U.S. Growth Leaders Long-Short Fund		5.60%
iShares Cohen & Steers Realty Majors Index Fund		41.25%
Gartmore Global Natural Resources Fund		23.17%
Gartmore Global Utilities Fund		27.88%
Gartmore Global Health Sciences Fund		5.90%
Gartmore Global Technology and Communications Fund		13.72%

*	Fund target allocation ranges and Institutional Share Class returns are as of Oct. 31, 2006.

Among the underlying funds in the portfolio, those that contributed the least to the overall returns were the Gartmore U.S. Growth Leaders Fund and the Gartmore Short Duration Bond Fund, which finished with returns of 2.16% and 4.11%, respectively. The Gartmore U.S. Growth Leaders Fund is a concentrated portfolio of U.S. stocks normally holding roughly 25 to 35 positions. Given its concentrated structure, this Fund’s returns tend to vary significantly from those of its benchmark, the S&P 500 Index, relative to more diversified funds. While it is our expectation that there will be some periods when the Gartmore U.S. Growth Leaders Fund strongly outperforms its benchmark, during much of the reporting period this Fund’s growth mandate was out of step with prevailing market sentiment. Though the return for the Gartmore Short Duration Bond Fund was low relative to that of the other underlying funds, it only slightly underperformed its benchmark, the Merrill Lynch 1-3 Year Treasury Index, by 0.04% during the reporting period.

Conversely, those underlying funds that contributed the most to overall returns were the iShares Cohen & Steers Realty Majors Index Fund and the Gartmore International Growth Fund, which had identical 5% allocations and which returned 41.25% and 38.76%, respectively, for the reporting period. Despite extensive evidence of a slowing U.S. residential real estate market, real estate stocks benefited from relatively low global interest rates and strong demand for apartments and office buildings. Strong stock selection—particularly in Canada, Japan and the United Kingdom—lay behind the Gartmore International Growth Fund’s solid performance.

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position it well to deliver the potential for higher long-term returns versus those of its blended benchmark at a marginally higher risk level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2006 Annual Report	71

Fund Performance	Gartmore Optimal Allocation Fund: Moderate

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	13.38%	11.57%
	w/SC3	6.90%	8.78%
Class B	w/o SC2	12.59%	10.41%
	w/SC4	7.59%	9.28%
Class C	w/o SC2	12.59%	10.57%
	w/SC5	11.59%	10.57%
Class R6		13.15%	11.04%
Institutional Service Class[6]		13.64%	11.58%
Institutional Class[6]		13.74%	11.68%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderate, the Optimal Allocations Moderate Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB Aggregate Bond (40%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72	Annual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Moderate

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Optimal Allocations: Moderate Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,036.70	$2.67	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,032.50	$6.45	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class C	Actual		$1,000.00	$1,033.00	$6.46	1.26%
	Hypothetical	[1]	$1,000.00	$1,018.65	$6.43	1.26%
Class R	Actual		$1,000.00	$1,034.90	$4.41	0.86%
	Hypothetical	[1]	$1,000.00	$1,020.66	$4.39	0.86%
Institutional Service Class	Actual		$1,000.00	$1,038.10	$1.49	0.29%
	Hypothetical	[1]	$1,000.00	$1,023.54	$1.48	0.29%
Institutional Class	Actual		$1,000.00	$1,038.00	$1.80	0.35%
	Hypothetical	[1]	$1,000.00	$1,023.24	$1.79	0.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	73

Portfolio Summary	Gartmore Optimal Allocations Fund: Moderate

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.4%
Other assets in excess of liabilities	0.6%

100.0%

Asset Allocation Detail
Equity Funds	64.4%
Fixed-Income Funds	32.1%
Money Market Funds	2.9%
Other Assets	0.6%

100%

Top Holdings
Gartmore Bond Fund Institutional Class	25.2%
Gartmore Nationwide Fund Institutional Class	14.0%
Gartmore Global Financial Services Fund Institutional Class	8.0%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	6.7%
iShares Cohen & Steers Realty Majors Index Fund	5.3%
Gartmore International Growth Fund Institutional Class	5.2%
Gartmore Global Natural Resources Fund Institutional Class	5.2%
Gartmore High Yield Bond Fund Institutional Class	4.9%
Gartmore Global Utilities Fund Institutional Class	4.1%
Gartmore Mid Cap Growth Fund Institutional Class	4.0%
Other Assets	17.4%

100.0%

74	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Optimal Allocations Fund: Moderate

Mutual Funds (99.4%)

	Shares	Value

Equity Funds (64.4%)
Gartmore Global Financial Services Fund, Institutional Class (b)	159,406	$2,513,827
Gartmore Global Health Sciences Fund, Institutional Class (b)	108,651	1,234,277
Gartmore Global Natural Resources Fund, Institutional Class (b)	79,890	1,630,564
Gartmore Global Technology and Communications Fund, Institutional Class (b)	147,819	637,101
Gartmore Global Utilities Fund, Institutional Class (b)	98,482	1,285,190
Gartmore International Growth Fund, Institutional Class (b)	120,561	1,633,598
Gartmore Mid Cap Growth Fund, Institutional Class (b)	74,406	1,259,686
Gartmore Nationwide Fund, Institutional Class (b)	214,832	4,414,788
Gartmore Small Cap Fund, Institutional Class (b)	29,708	645,563
Gartmore U.S. Growth Leaders Fund, Institutional Class (b)	125,364	1,222,304
Gartmore U.S. Growth Leaders Long-Short Fund, Institutional Class (b)	203,418	2,103,339
iShares Cohen & Steers Realty Majors Index Fund	17,082	1,671,474

		20,251,711

Fixed Income Funds (32.1%)
Gartmore Bond Fund, Institutional Class (b)	825,404	7,915,624
Gartmore High Yield Bond Fund, Institutional Class (b)	224,021	1,556,946
Gartmore Short Duration Bond Fund, Institutional Class (b)	62,263	614,536

		10,087,106

	Shares	Value
Money Market Funds (2.9%)
Gartmore Money Market Fund, Institutional Class (b)	923,045	$923,045

Total Mutual Funds		31,261,862

Total Investments (Cost $29,733,971) (a) — 99.4%		31,261,862

Other assets in excess of liabilities — 0.6%		196,258

NET ASSETS — 100.0%		$31,458,120

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

2006 Annual Report	75

Gartmore Optimal Allocations Fund: Specialty

Effective in April 2006, William H. Miller became the portfolio manager of the Fund and is responsible for the day-to-day management of the allocation of the Fund’s assets among the asset classes and underlying funds.

For the annual period ended Oct. 31, 2006, the Gartmore Optimal Allocations Fund: Specialty (Class A at NAV) returned 20.48% versus 19.80% for its composite benchmark, which consists of 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty/Miscellaneous Funds (consisting of 104 funds as of Oct. 31, 2006) was 16.47%.

The annual reporting period ended Oct. 31, 2006, began with a broad rally, aided in part by favorable seasonal factors. The U.S. market continued to edge higher during the first four months of 2006, but the buying lacked conviction. Several factors kept investors off balance, including continuing hikes in short-term interest rates by the Federal Reserve Board, uncertainty due to the passing of the torch at the Federal Reserve from Alan Greenspan to Ben Bernanke, and persistent strength in crude oil prices. On the positive side, U.S. economic growth bounced back to a robust annualized rate of 5.6% in the first quarter of 2006 after a relatively tepid 1.8% pace in the final quarter of 2005, when the economy was still reeling from a punishing hurricane season.

In May, stocks experienced a sharp correction. An uptick in inflation and yet another rate hike by the Fed—accompanied by tough talk suggesting that the central bank’s credit-tightening campaign might persist for longer than investors had been expecting—prompted widespread selling, particularly in areas that were perceived to have higher risk, such as small-capitalization stocks, technology and biotechnology. During the summer, inflation fears moderated and further evidence of economic slowing appeared, particularly in the housing and auto markets. In response, the Fed kept interest rates steady in August, September and October, which helped stocks finish the period with a respectable rally. A sharp drop in energy prices also boosted share prices near the end of the reporting period. Against this backdrop, the S&P 500 Index posted a 16.34% return for the year ended Oct. 31, 2006.

International stocks generally were stronger than their U.S. counterparts, in part because of weakness in the U.S. dollar versus a number of foreign currencies. Foreign share prices also benefited from more attractive valuations and better growth prospects than those of comparable U.S. investments. In developed markets, strong gains were seen in the United Kingdom, Sweden and Norway, among others. Emerging markets such as China and India offered particularly strong share price appreciation.

U.S. investment-grade bonds ended the period with mixed results. Rising short-term interest rates limited gains for fixed-income securities at the short end of the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds). Longer-term bonds also faced an uphill battle, as yields for the group began the period at historically low levels.

The Fund is a diversified “fund of funds” designed to serve as a total asset allocation solution for an investor with an “aggressive” risk profile or as a potential alpha-enhancing supplement to an investor’s core portfolio. Its design was developed by Gartmore Funds with the assistance of its consultant, Ibbotson Associates Advisors, LLC, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand an average investor’s “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe that it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore Funds, and are subject to change. Changes are implemented when an opportunity exists to enhance the overall diversification of the Fund and to actively manage the Fund’s risk-return profile. That said, during the reporting period no changes were made in the lineup of underlying funds held by the Fund. The Gartmore Optimal Allocations Fund: Specialty is currently invested in a set of nine underlying funds.

76	Annual Report 2006

Gartmore Optimal Allocations Fund: Specialty

Continued

Asset Class and Underlying Funds	Target Allocation Ranges*	1-Year Returns of Underlying Funds*
SPECIALTY ASSETS	100%
Gartmore Global Financial Services Fund		24.19%
Gartmore Emerging Markets Fund		33.32%
Gartmore Global Health Sciences Fund		5.90%
Gartmore U.S. Growth Leaders Long-Short Fund		5.60%
Gartmore Micro Cap Equity Fund		19.56%
iShares Cohen & Steers Realty Majors Index Fund		41.25%
Gartmore Global Technology and Communications Fund		13.72%
Gartmore Global Natural Resources Fund		23.17%
Gartmore Global Utilities Fund		27.88%

*	Fund target allocation ranges and Institutional Share Class returns are as of Oct. 31, 2006.

Among the underlying funds in the portfolio, those which contributed the most to overall returns were the Gartmore Global Financial Services Fund and the Gartmore Emerging Markets Fund. The former had a 19% allocation that returned 24.19%, and the latter, a 14% allocation that returned 33.32% during the reporting period. Financial services stocks generally performed well during the reporting period as relatively low levels of interest rates helped stimulate healthy loan growth for banks and otherwise created a relatively benign credit environment globally. Throughout most of the reporting period, emerging equity markets outperformed on the global stage, underpinned by robust global growth and rising commodity prices.

Conversely, those underlying funds that contributed the least to overall returns were the Gartmore U.S. Growth Leaders Long-Short Fund and the Gartmore Global Health Sciences Fund, which finished with returns of 5.60% and 5.90% on allocations of 12% and 13%, respectively. The Gartmore U.S. Growth Leaders Long-Short Fund is an absolute-return product, and it finished modestly ahead of its benchmark, 3-month Treasury bills. The Gartmore Global Health Sciences Fund underperformed its benchmark, the Goldman Sachs Healthcare Index, by 3.57% due to unfavorable stock selection in biotechnology as well as in health-care equipment and supplies.

Looking ahead, we believe that the Fund’s allocation to multiple asset classes continues to position it well to deliver the potential for higher long-term returns versus those of its blended benchmark at a marginally higher risk level. The returns are expected to be derived from greater diversification achieved by allocating assets across underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

William H. Miller

2006 Annual Report	77

Fund Performance	Gartmore Optimal Allocation Fund: Specialty

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC2	20.48%	16.43%
	w/SC3	13.59%	13.52%
Class B	w/o SC2	19.67%	15.60%
	w/SC4	14.67%	14.54%
Class C	w/o SC2	19.59%	15.57%
	w/SC5	18.59%	15.57%
Class R6		20.23%	16.13%
Institutional Service Class[6]		20.63%	16.64%
Institutional Class[6]		20.84%	16.79%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Specialty, the Optimal Allocations Specialty Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Specialty Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78	Annual Report 2006

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Specialty

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2006

Gartmore Optimal Allocations: Specialty Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,026.60	$2.61	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.43	$2.60	0.51%
Class B	Actual		$1,000.00	$1,022.70	$6.37	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,022.70	$6.37	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,024.70	$4.39	0.86%
	Hypothetical	[1]	$1,000.00	$1,020.66	$4.39	0.86%
Institutional Service Class	Actual		$1,000.00	$1,028.00	$1.38	0.27%
	Hypothetical	[1]	$1,000.00	$1,023.64	$1.38	0.27%
Institutional Class	Actual		$1,000.00	$1,027.90	$1.79	0.35%
	Hypothetical	[1]	$1,000.00	$1,023.24	$1.79	0.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

2006 Annual Report	79

Portfolio Summary	Gartmore Optimal Allocations Fund: Specialty

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.3%
Other assets in excess of liabilities	0.7%

100.0%

Asset Allocation Detail
Equity Funds	99.3%
Other Assets	0.7%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	18.8%
Gartmore Emerging Markets Fund Institutional Class	14.2%
Gartmore Global Health Sciences Fund Institutional Class	12.6%
Gartmore Micro Cap Equity Fund Institutional Class	11.8%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	11.4%
iShares Cohen & Steers Realty Majors Index Fund	10.2%
Gartmore Global Natural Resources Fund Institutional Class	7.2%
Gartmore Global Technology and Communications Fund Institutional Class	7.0%
Gartmore Global Utilities Fund Institutional Class	6.1%
Other Assets	0.7%

100.0%

80	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Optimal Allocations Fund: Specialty

Mutual Funds (99.3%)

	Shares	Value
Equity Funds (99.3%)
Gartmore Emerging Markets Fund, Institutional Class (b)	497,375	$9,022,384
Gartmore Global Financial Services Fund, Institutional Class (b)	754,469	11,897,971
Gartmore Global Health Sciences Fund, Institutional Class (b)	704,506	8,003,184
Gartmore Global Natural Resources Fund, Institutional Class (b)	222,786	4,547,069
Gartmore Global Technology and Communications Fund, Institutional Class (b)	1,031,013	4,443,666
Gartmore Global Utilities Fund, Institutional Class (b)	294,372	3,841,560
Gartmore Micro Cap Equity Fund, Institutional Class (b)	308,390	7,490,803
Gartmore U.S. Growth Leaders Long-Short Fund, Institutional Class (b)	697,094	7,207,952
iShares Cohen & Steers Realty Majors Index Fund	66,075	6,465,439

Total Mutual Funds		62,920,028

Total Investments (Cost $57,899,980) (a) — 99.3%		62,920,028

Other assets in excess of liabilities — 0.7%		419,028

NET ASSETS — 100.0%		$63,339,056

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

2006 Annual Report	81

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund: Specialty
Assets:
Investments, at value (cost $588,388; $1,283,338; $1,315,906; $5,223,646, respectively)	$677,611	$1,508,260	$1,671,474	$6,465,439
Investment in affiliates, at value (cost $10,102,493; $26,529,855; $28,418,065; $52,676,334 respectively)	10,633,148	27,834,235	29,590,388	56,454,589

Total Investments	11,310,759	29,342,495	31,261,862	62,920,028

Cash	31,072	46,088	23,642	175,708
Interest and dividends receivable	—	22,410	48,464	—
Receivable for capital shares issued	169,073	92,131	312,307	623,498
Receivable from adviser	4,857	5,093	4,748	3,909
Prepaid expenses and other assets	15,829	23,993	21,270	20,920

Total Assets:	11,531,590	29,532,210	31,672,293	63,744,063

Liabilities
Payable for investments purchased	102,300	55,866	126,915	188,317
Payable for capital shares redeemed	49,162	666	60,177	165,722
Accrued expenses and other payables
Distribution fees	6,567	16,856	19,899	36,218
Administrative servicing fees	461	1,029	1,238	2,444
Trustee fees	1	3	4	7
Compliance program fees (Note 3)	12	161	204	407
Other	3,025	6,627	5,736	11,892

Total Liabilities:	161,528	81,208	214,173	405,007

Net Assets	$11,370,062	$29,451,002	$31,458,120	$63,339,056

Represented by:
Capital	$10,396,544	$27,359,858	$29,439,360	$57,595,888
Accumulated net investment income (loss)	—	10,082	46,637	—
Accumulated net realized gains (losses) on investment transactions	353,640	551,760	444,232	723,120
Net unrealized appreciation (depreciation) on investments	619,878	1,529,302	1,527,891	5,020,048

Net Assets	$11,370,062	$29,451,002	$31,458,120	$63,339,056

See notes to financial statements.

82	Annual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive		Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
Net Assets:
Class A Shares	$3,999,270		$11,524,976		$9,797,217		$24,362,680
Class B Shares	715,124		3,015,743		2,629,846		3,714,239
Class C Shares	6,651,844		14,906,536		19,027,409		35,181,854
Class R Shares	1,367		1,325		1,278		77,743
Institutional Service Class Shares	1,368		1,339		1,292		1,434
Institutional Class Shares	1,089		1,083		1,078		1,106

Total	$11,370,062		$29,451,002		$31,458,120		$63,339,056

Shares outstanding (unlimited number of shares authorized)
Class A Shares	319,611		943,929		826,587		1,844,579
Class B Shares	58,047		249,027		224,536		284,380
Class C Shares	540,200		1,231,769		1,623,386		2,695,388
Class R Shares	110		109		108		5,894
Institutional Service Class Shares	109		109		109		108
Institutional Class Shares	87		88		91		83

Total	918,164		2,425,031		2,674,817		4,830,432

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.51		$12.21		$11.85		$13.21
Class B Shares (a)	$12.32		$12.11		$11.71		$13.06
Class C Shares (b)	$12.31		$12.10		$11.72		$13.05
Class R Shares	$12.44	(c)	$12.18	(c)	$11.80	(c)	$13.19
Institutional Service Class Shares	$12.52	(c)	$12.23	(c)	$11.84	(c)	$13.24	(c)
Institutional Class Shares	$12.55	(c)	$12.24	(c)	$11.86	(c)	$13.27	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$13.27		$12.95		$12.57		$14.02

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	83

Statements of Operations

October 31, 2006

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$12,059	$29,584	$41,637	$121,187
Dividend income from affiliates	41,037	286,818	525,525	233,584

Total Income	53,096	316,402	567,162	354,771

Expenses:
Investment advisory fees	11,251	29,229	34,686	54,260
Accounting and transfer agent fees	9,176	18,263	21,013	38,935
Distribution fees Class A	7,643	19,195	21,185	32,495
Distribution fees Class B	3,938	22,522	21,773	19,632
Distribution fees Class C	37,669	92,778	122,013	208,829
Distribution fees Class R	4	4	4	165
Administrative servicing fees Class A	306	768	848	1,300
Administrative servicing fees Class B	—	4	—	—
Administrative servicing fees Class R	2	2	1	82
Administrative servicing fees Institutional Service Class	1	1	—	1
Registration and filing fees	54,224	54,630	55,040	55,127
Trustee fees	235	610	748	1,102
Compliance program fees (note 3)	90	371	446	803
Other	4,963	11,804	12,171	23,787

Total expenses before reimbursed expenses	129,502	250,181	289,928	436,518
Earning credit (Note 5)	(277)	(712)	(452)	(1,263)
Expenses reimbursed	(59,804)	(61,571)	(61,040)	(75,756)
Expenses voluntarily waived by Administrator	(1,169)	(2,427)	(3,064)	(6,553)

Net Expenses	68,252	185,471	225,372	352,946

Net Investment Income (Loss)	(15,156)	130,931	341,790	1,825

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	292,141	370,103	231,981	396,886
Net realized gains (losses) on investment transactions from affiliates	357,571	662,596	676,348	1,112,417

Net realized gains (losses) on investments	649,712	1,032,699	908,329	1,509,303
Net change in unrealized appreciation/depreciation on investments	449,195	1,318,442	1,409,027	4,346,195

Net realized/unrealized gains (losses) on investments	1,098,907	2,351,141	2,317,356	5,855,498

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,083,751	$2,482,072	$2,659,146	$5,857,323

See notes to financial statements.

84	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(15,156)	$20,930	$130,931	$50,376
Net realized gains (losses) on investment transactions	649,712	91,818	1,032,699	172,012
Net change in unrealized appreciation/depreciation on investment transactions	449,195	161,909	1,318,442	190,216

Change in net assets resulting from operations	1,083,751	274,657	2,482,072	412,604

Distributions to Class A Shareholders from:
Net investment income	(111,247)	(5,583)	(244,023)	(17,194)
Net realized gains on investments	(29,636)	—	(58,581)	—

Distributions to Class B Shareholders from:
Net investment income	(15,320)	(2,024)	(66,154)	(2,886)
Net realized gains on investments	(4,201)	—	(19,360)	—

Distributions to Class C Shareholders from:
Net investment income	(91,935)	(3,950)	(240,170)	(13,117)
Net realized gains on investments	(25,404)	—	(68,242)	—

Distributions to Class R Shareholders from:
Net investment income	(62)	(23)	(57)	(26)
Net realized gains on investments	(17)	—	(16)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(62)	(25)	(60)	(30)
Net realized gains on investments	(16)	—	(16)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(62,290)	(25,377)	(51,323)	(30,095)
Net realized gains on investments	(16,459)	—	(15,737)	—

Change in net assets from shareholder distributions	(356,649)	(36,982)	(763,739)	(63,348)

Change in net assets from capital transactions	6,775,878	2,612,976	18,371,052	7,901,251

Change in net assets	7,502,980	2,850,651	20,089,385	8,250,507

Net Assets:
Beginning of period	3,867,082	1,016,431	9,361,617	1,111,110

End of period	$11,370,062	$3,867,082	$29,451,002	$9,361,617

Accumulated net investment income (loss) at end of period	$—	$—	$10,082	$—

See notes to financial statements.

2006 Annual Report	85

Statements of Changes in Net Assets (Continued)

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$341,790	$95,971	$1,825	$126,254
Net realized gains (losses) on investment transactions	908,329	170,683	1,509,303	269,621
Net change in unrealized appreciation/depreciation on investment transactions	1,409,027	93,915	4,346,195	639,257

Change in net assets resulting from operations	2,659,146	360,569	5,857,323	1,035,132

Distributions to Class A Shareholders from:
Net investment income	(320,586)	(26,920)	(259,297)	(75,274)
Net realized gains on investments	(61,019)	(54)	(67,018)	(318)

Distributions to Class B Shareholders from:
Net investment income	(73,901)	(5,442)	(44,457)	(6,754)
Net realized gains on investments	(17,765)	(17)	(12,662)	(23)

Distributions to Class C Shareholders from:
Net investment income	(342,808)	(27,797)	(431,931)	(71,934)
Net realized gains on investments	(71,809)	(104)	(122,959)	(222)

Distributions to Class R Shareholders from:
Net investment income	(53)	(27)	(89)	(27)
Net realized gains on investments	(12)	(1)	(13)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(56)	(31)	(51)	(30)
Net realized gains on investments	(12)	(1)	(13)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(39,338)	(31,883)	(49,083)	(30,997)
Net realized gains on investments	(11,572)	(773)	(13,203)	(132)

Change in net assets from shareholder distributions	(938,931)	(93,050)	(1,000,776)	(185,711)

Change in net assets from capital transactions	15,086,201	13,348,606	41,976,799	14,502,445

Change in net assets	16,806,416	13,616,125	46,833,346	15,351,866

Net Assets:
Beginning of period	14,651,704	1,035,579	16,505,710	1,153,844

End of period	$31,458,120	$14,651,704	$63,339,056	$16,505,710

Accumulated net investment income (loss) at end of period	$46,637	$8,998	$—	$—

See notes to financial statements.

86	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,609,066	$1,168,374	$8,484,493	$3,366,154
Dividends reinvested	62,681	1,164	169,680	7,457
Cost of shares redeemed	(948,056)	(218,894)	(1,217,903)	(48,511)

	2,723,691	950,644	7,436,270	3,325,100

Class B Shares
Proceeds from shares issued	563,260	253,499	1,918,673	1,148,412
Dividends reinvested	7,149	46	38,200	1,690
Cost of shares redeemed	(80,954)	(77,752)	(311,474)	(4,741)

	489,455	175,793	1,645,399	1,145,361

Class C Shares
Proceeds from shares issued	5,295,529	1,472,761	13,410,388	4,129,749
Dividends reinvested	26,675	370	75,871	4,364
Cost of shares redeemed	(579,852)	(11,760)	(3,027,115)	(733,470)

	4,742,352	1,461,371	10,459,144	3,400,643

Class R Shares
Proceeds from shares issued	200	238	200	249
Dividends reinvested	77	21	73	24
Cost of shares redeemed	(202)	(229)	(202)	(250)

	75	30	71	23

Institutional Service Class Shares
Dividends reinvested	78	25	76	30

Institutional Class Shares
Proceeds from shares issued	1,002	—	991	—
Dividends reinvested	78,749	25,113	67,059	30,094
Cost of shares redeemed	(1,259,524)	—	(1,237,958)	—

	(1,179,773)	25,113	(1,169,908)	30,094

Change in net assets from capital transactions	$6,775,878	$2,612,976	$18,371,052	$7,901,251

See notes to financial statements.

2006 Annual Report	87

Statements of Changes in Net Assets (Continued)

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund: Moderately Aggressive
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	304,491	107,133	728,211	308,600
Reinvested	5,557	110	15,126	682
Redeemed	(78,494)	(19,602)	(104,371)	(4,419)

	231,554	87,641	638,966	304,863

Class B Shares
Issued	47,527	23,680	165,938	105,682
Reinvested	640	4	3,437	158
Redeemed	(6,955)	(6,949)	(26,450)	(437)

	41,212	16,735	142,925	105,403

Class C Shares
Issued	451,935	136,132	1,161,596	382,131
Reinvested	2,388	35	6,830	408
Redeemed	(49,294)	(1,096)	(260,093)	(66,934)

	405,029	135,071	908,333	315,605

Class R Shares
Issued	17	22	18	23
Reinvested	7	2	6	2
Redeemed	(17)	(21)	(17)	(23)

	7	3	7	2

Institutional Service Class Shares
Reinvested	7	2	6	3

	7	2	6	3

Institutional Class Shares
Issued	87	—	88	—
Reinvested	6,981	2,355	5,998	2,786
Redeemed	(109,336)	—	(108,784)	—

	(102,268)	2,355	(102,698)	2,786

Total change in shares	575,541	241,807	1,587,539	728,662

See notes to financial statements.

88	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,674,464	$4,646,233	$20,524,625	$6,859,908
Dividends reinvested	236,280	13,909	107,523	20,239
Cost of shares redeemed	(3,284,154)	(154,670)	(3,233,258)	(2,083,851)

	4,626,590	4,505,472	17,398,890	4,796,296

Class B Shares
Proceeds from shares issued	1,482,320	1,270,605	2,589,951	939,685
Dividends reinvested	42,544	2,478	12,195	1,370
Cost of shares redeemed	(315,800)	(35,765)	(147,688)	(3,966)

	1,209,064	1,237,318	2,454,458	937,089

Class C Shares
Proceeds from shares issued	13,651,149	7,925,581	25,319,433	9,304,238
Dividends reinvested	90,936	3,367	93,514	8,344
Cost of shares redeemed	(3,342,043)	(355,846)	(2,128,410)	(573,314)

	10,400,042	7,573,102	23,284,537	8,739,268

Class R Shares
Proceeds from shares issued	200	249	102,337	104,020
Dividends reinvested	64	26	62	24
Cost of shares redeemed	(201)	(249)	(26,486)	(105,447)

	63	26	75,913	(1,403)

Institutional Service Class Shares
Dividends reinvested	68	32	64	31

	68	32	64	31

Institutional Class Shares
Proceeds from shares issued	992	—	1,000	35
Dividends reinvested	50,910	32,656	62,286	31,129
Cost of shares redeemed	(1,201,528)	—	(1,300,349)	—

	(1,149,626)	32,656	(1,237,063)	31,164

Change in net assets from capital transactions	$15,086,201	$13,348,606	$41,976,799	$14,502,445

See notes to financial statements.

2006 Annual Report	89

Statements of Changes in Net Assets (Continued)

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	677,111	428,983	1,650,793	625,720
Reinvested	21,313	1,273	9,233	1,855
Redeemed	(287,949)	(14,244)	(260,531)	(190,264)

	410,475	416,012	1,399,495	437,311

Class B Shares
Issued	132,552	119,195	209,697	85,811
Reinvested	3,890	232	1,055	127
Redeemed	(28,097)	(3,336)	(12,056)	(354)

	108,345	116,091	198,696	85,584

Class C Shares
Issued	1,215,654	731,168	2,056,788	851,265
Reinvested	8,283	312	8,096	770
Redeemed	(299,933)	(32,198)	(172,734)	(52,280)

	924,004	699,282	1,892,150	799,755

Class R Shares
Issued	18	23	7,962	9,675
Reinvested	6	2	5	2
Redeemed	(18)	(23)	(2,176)	(9,674)

	6	2	5,791	3

Institutional Service Class Shares
Reinvested	6	3	5	3

	6	3	5	3

Institutional Class Shares
Issued	90	—	83	— (a)
Reinvested	4,628	3,037	5,342	2,840
Redeemed	(107,664)	—	(108,182)	—

	(102,946)	3,037	(102,757)	2,840

Total change in shares	1,339,890	1,234,427	3,393,380	1,325,496

(a)	Less than 1 share

See notes to financial statements.

90	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Aggressive

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.09	0.09	—	—	—	$10.09	0.90%	(e)	$4	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	7.82%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	—	(0.24)	$11.33	14.87%		$998	0.53%		0.41%		3.91%		(2.97%	)	31.16%
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	(0.76)	$12.51	17.79%		$3,999	0.51%		0.17%		1.32%		(0.64%	)	47.77%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	—	—	—	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	—	(0.20)	$11.23	14.07%		$189	1.25%		0.68%		5.11%		(3.18%	)	31.16%
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	(0.75)	$12.32	16.94%		$715	1.25%		(0.50%	)	2.06%		(1.31%	)	47.77%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	—	—	—	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	—	(0.21)	$11.22	14.07%		$1,517	1.25%		(0.71%	)	4.35%		(3.82%	)	31.16%
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)	(0.16)	(0.74)	$12.31	16.91%		$6,652	1.25%		(0.51%	)	2.05%		(1.31%	)	47.77%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.07	0.06	—	—	—	$10.06	0.50%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	7.82%
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	—	(0.21)	$11.31	14.70%		$1	0.80%		1.80%		5.55%		(2.94%	)	31.16%
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)	(0.16)	(0.76)	$12.44	17.43%		$1	0.74%		(0.06%	)	1.47%		(0.79%	)	47.77%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.07	0.07	—	—	—	$10.07	0.80%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	7.82%
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52	(0.25)	—	(0.25)	$11.34	15.10%		$1	0.30%		2.30%		5.78%		(3.15%	)	31.16%
Year Ended October 31, 2006	$11.34	0.07	1.88	1.95	(0.61)	(0.16)	(0.77)	$12.52	17.91%		$1	0.35%		(0.28%	)	1.51%		(0.88%	)	47.77%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.08	0.08	—	—	—	$10.08	0.80%	(e)	$1,008	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	7.82%
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52	(0.25)	—	(0.25)	$11.35	15.25%		$1,160	0.25%		2.35%		4.36%		(1.76%	)	31.16%
Year Ended October 31, 2006 (g)	$11.35	0.04	1.93	1.97	(0.61)	(0.16)	(0.77)	$12.55	18.11%		$1	0.25%		0.33%		1.34%		(0.75%	)	47.77%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

2006 Annual Report	91

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderately Aggressive

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.20	0.22	—	—	—	$10.22	2.10%	(e)	$1	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	9.79%
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	—	(0.28)	$11.21	12.77%		$3,419	0.52%		1.13%		2.32%		(0.66%	)	47.04%
Year Ended October 31, 2006	$11.21	0.39	1.32	1.71	(0.56)	(0.15)	(0.71)	$12.21	15.79%		$11,525	0.52%		1.05%		0.85%		0.72%		32.64%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.17	0.17	—	—	—	$10.17	1.70%	(e)	$7	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	—	(0.23)	$11.16	12.07%		$1,183	1.25%		(0.09%	)	3.00%		(1.84%	)	47.04%
Year Ended October 31, 2006	$11.16	0.27	1.33	1.60	(0.50)	(0.15)	(0.65)	$12.11	14.91%		$3,016	1.25%		0.42%		1.59%		0.09%		32.64%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.17	0.17	—	—	—	$10.17	1.70%	(e)	$80	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	—	(0.23)	$11.14	11.98%		$3,604	1.25%		0.20%		3.20%		(1.76%	)	47.04%
Year Ended October 31, 2006	$11.14	0.34	1.27	1.61	(0.50)	(0.15)	(0.65)	$12.10	14.95%		$14,907	1.25%		0.41%		1.59%		0.09%		32.64%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.18	0.19	—	—	—	$10.19	1.90%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	9.79%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	—	(0.24)	$11.21	12.50%		$1	0.80%		2.16%		4.28%		(1.32%	)	47.04%
Year Ended October 31, 2006	$11.21	0.13	1.54	1.67	(0.55)	(0.15)	(0.70)	$12.18	15.55%		$1	0.72%		0.85%		0.87%		0.70%		32.64%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.19	0.21	—	—	—	$10.21	2.10%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	—	(0.29)	$11.23	13.00%		$1	0.34%		2.69%		4.45%		(1.42%	)	47.04%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	(0.73)	$12.23	16.06%		$1	0.36%		1.19%		0.91%		0.64%		32.64%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.18	0.21	—	—	—	$10.21	2.10%	(e)	$1,021	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	—	(0.30)	$11.23	13.16%		$1,154	0.25%		2.73%		3.33%		(0.36%	)	47.04%
Year Ended October 31, 2006 (g)	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	(0.73)	$12.24	16.05%		$1	0.25%		1.05%		0.71%		0.59%		32.64%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

92	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderate

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.28	0.32	—	—	—	$10.32	3.20%	(e)	$1	0.56%	(f)	1.06%	(f)	12.40%	(f)	(10.78%	)(f)	7.57%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	(0.33)	$11.04	10.41%		$4,595	0.52%		1.73%		1.88%		0.38%		61.59%
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	(0.62)	$11.85	13.38%		$9,797	0.52%		1.87%		0.79%		1.60%		34.82%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	(0.26)	$10.93	9.13%		$1,269	1.25%		0.65%		2.70%		(0.80%	)	61.59%
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	(0.55)	$11.71	12.59%		$2,630	1.25%		1.20%		1.54%		0.93%		34.82%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	(0.29)	$10.93	9.50%		$7,648	1.25%		0.72%		2.51%		(0.54%	)	61.59%
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	(0.55)	$11.72	12.59%		$19,027	1.25%		1.25%		1.54%		0.97%		34.82%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.24	0.27	—	—	—	$10.27	2.70%	(e)	$1	0.85%	(f)	0.77%	(f)	12.85%	(f)	(11.23%	)(f)	7.57%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	(0.26)	$11.02	9.94%		$1	0.81%		2.35%		3.85%		(0.37%	)	61.59%
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	(0.62)	$11.80	13.15%		$1	0.72%		1.63%		0.75%		1.60%		34.82%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.26	0.30	—	—	—	$10.30	3.00%	(e)	$1	0.40%	(f)	1.22%	(f)	12.23%	(f)	(10.61%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	(0.32)	$11.04	10.39%		$1	0.34%		2.83%		3.93%		(0.76%	)	61.59%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	(0.65)	$11.84	13.64%		$1	0.33%		1.99%		0.85%		1.47%		34.82%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.05	0.25	0.30	—	—	—	$10.30	3.00%	(e)	$1,030	0.25%	(f)	1.37%	(f)	12.08%	(f)	(10.46%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	(0.33)	$11.04	10.54%		$1,138	0.25%		2.90%		2.94%		0.20%		61.59%
Year Ended October 31, 2006 (g)	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	(0.65)	$11.86	13.74%		$1	0.25%		1.58%		0.58%		1.25%		34.82%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

2006 Annual Report	93

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Specialty

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.34	0.34	—	—		—	$10.34	3.40%	(e)	$80	0.56%	(f)	0.75%	(f)	12.49%	(f)	(11.17%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)	—	(g)	(0.29)	$11.53	14.59%		$5,133	0.53%		2.31%		1.54%		1.30%		28.77%
Year Ended October 31, 2006	$11.53	0.37	1.92	2.29	(0.48)	(0.13)		(0.61)	$13.21	20.48%		$24,363	0.51%		0.43%		0.74%		0.21%		13.76%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	0.32	0.30	—	—		—	$10.30	3.00%	(e)	$1	1.25%	(f)	(0.58%	)(f)	12.98%	(f)	(12.30%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)	—	(g)	(0.25)	$11.46	13.89%		$982	1.25%		0.27%		2.22%		(0.70%	)	28.77%
Year Ended October 31, 2006	$11.46	0.28	1.90	2.18	(0.45)	(0.13)		(0.58)	$13.06	19.67%		$3,714	1.25%		(0.23%	)	1.48%		(0.46%	)	13.76%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.30	0.30	—	—		—	$10.30	3.00%	(e)	$36	1.25%	(f)	(1.04%	)(f)	12.92%	(f)	(12.72%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)	—	(g)	(0.26)	$11.45	13.90%		$9,200	1.25%		0.25%		2.22%		(0.72%	)	28.77%
Year Ended October 31, 2006	$11.45	0.27	1.91	2.18	(0.45)	(0.13)		(0.58)	$13.05	19.59%		$35,182	1.25%		(0.24%	)	1.48%		(0.47%	)	13.76%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.33	0.32	—	—		—	$10.32	3.20%	(e)	$1	0.85%	(f)	(0.18%	)(f)	12.57%	(f)	(11.90%	)(f)	7.19%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	—	(g)	(0.25)	$11.54	14.36%		$1	0.84%		(0.55%	)	1.90%		(1.62%	)	28.77%
Year Ended October 31, 2006	$11.54	0.48	1.78	2.26	(0.48)	(0.13)		(0.61)	$13.19	20.23%		$78	0.85%		0.15%		1.07%		(0.07%	)	13.76%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	(e)	$1	0.40%	(f)	0.27%	(f)	12.12%	(f)	(11.44%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	—	(g)	(0.30)	$11.56	14.92%		$1	0.33%		2.98%		1.94%		1.38%		28.77%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)		(0.62)	$13.24	20.63%		$1	0.34%		0.50%		0.70%		0.14%		13.76%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	(e)	$1,034	0.25%	(f)	0.42%	(f)	11.97%	(f)	(11.29%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	—	(g)	(0.31)	$11.56	15.07%		$1,189	0.25%		3.04%		1.41%		1.87%		28.77%
Year Ended October 31, 2006 (h)	$11.56	0.04	2.30	2.34	(0.50)	(0.13)		(0.63)	$13.27	20.84%		$1	0.25%		0.29%		0.56%		(0.01%	)	13.76%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	The amount is less than $0.005.
(h)	Net investment income (loss) is based on average shares outstanding during the period

See notes to financial statements.

94	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, was subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the nine (9) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Gartmore Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Gartmore Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Gartmore Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Gartmore Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

- Gartmore Optimal Allocations Fund: Aggressive (“Optimal Allocations Aggressive”)

- Gartmore Optimal Allocations Fund: Moderately Aggressive (“Optimal Allocations Moderately Aggressive”)

- Gartmore Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)

- Gartmore Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Aggressive, the Investor Destinations Moderately Aggressive, the Investor Destinations Moderate, the Investor Destinations Moderately Conservative and the Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Investor Destinations Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a

2006 Annual Report	95

Notes to Financial Statements (Continued)

October 31, 2006

fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Gartmore Mutual Fund Capital Trust (“GMF”) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, is declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in SubChapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation.

96	Annual Report 2006

All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. Under the terms of the Investment Advisory Agreement, Optimal Allocations Aggressive, Optimal Allocations Moderately Aggressive, Optimal Allocations Moderate, and Optimal Allocations Specialty (collectively, the “Optimal Funds”) each pays GMF an investment advisory fee of 0.15% based on the Fund’s average daily net assets. The Investor Destinations Funds each pay GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.25% for all share classes of the Funds, until at least February 28, 2007.

GMF may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreements at a later date not to exceed three fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended October 31, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF, would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
Optimal Allocations Aggressive	$40,836	$88,800	$59,804
Optimal Allocations Moderately Aggressive	40,411	96,103	61,571
Optimal Allocations Moderate	40,408	93,106	61,040
Optimal Allocations Specialty	40,408	104,891	75,756

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service Class shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service Class shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $2,715,255 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $1,249,242 was re-allowed to affiliated broker-dealers of the Funds.

2006 Annual Report	97

Notes to Financial Statements (Continued)

October 31, 2006

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investor Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

Gartmore SA Capital Trust and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2006, Nationwide Financial Services received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$741,851
Investor Destinations Moderately Aggressive	1,214,348
Investor Destinations Moderate	1,415,906
Investor Destinations Moderately Conservative	297,898
Investor Destinations Conservative	203,664
Optimal Allocations Moderately Aggressive	26

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were

98	Annual Report 2006

required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$231,610,370	$33,505,690
Investor Destinations Moderately Aggressive	328,526,210	71,387,788
Investor Destinations Moderate	213,669,029	94,186,093
Investor Destinations Moderately Conservative	66,021,500	32,280,361
Investor Destinations Conservative	56,120,525	55,244,222
Optimal Allocations Aggressive	10,277,348	3,555,160
Optimal Allocations Moderately Aggressive	24,608,482	6,322,726
Optimal Allocations Moderate	23,016,896	8,015,527
Optimal Allocations Specialty	46,642,337	4,980,235

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$11,922,086	$11,597,446	$23,519,532	$23,519,532
Investor Destinations Moderately Aggressive	22,514,585	13,980,503	36,495,088	36,495,088
Investor Destinations Moderate	28,757,394	13,729,150	42,486,544	42,486,544
Investor Destinations Moderately Conservative	7,595,261	4,171,167	11,766,428	11,766,428
Investor Destinations Conservative	5,680,995	2,212,876	7,893,871	7,893,871
Optimal Allocations Aggressive	286,695	69,954	356,649	356,649
Optimal Allocations Moderately Aggressive	681,552	82,187	763,739	763,739
Optimal Allocations Moderate	870,160	68,771	938,931	938,931
Optimal Allocations Specialty	936,397	64,379	1,000,776	1,000,776

2006 Annual Report	99

Notes to Financial Statements (Continued)

October 31, 2006

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Investor Destinations Aggressive	$8,635,093	$—	$8,635,093	$8,635,093
Investor Destinations Moderately Aggressive	15,316,033	52,876	15,368,909	15,368,909
Investor Destinations Moderate	18,052,540	562,563	18,615,103	18,615,103
Investor Destinations Moderately Conservative	5,255,078	196,919	5,451,997	5,451,997
Investor Destinations Conservative	3,997,520	712,241	4,709,761	4,709,761
Optimal Allocations Aggressive	36,982	—	36,982	36,982
Optimal Allocations Moderately Aggressive	63,348	—	63,348	63,348
Optimal Allocations Moderate	93,050	—	93,050	93,050
Optimal Allocations Specialty	185,711	—	185,711	185,711

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$2,057,783	$17,297,105	$19,354,888	$139,187,486	158,542,374
Investor Destinations Moderately Aggressive	608,537	30,036,361	30,644,898	202,193,179	232,838,077
Investor Destinations Moderate	2,428,380	29,220,688	31,649,068	148,737,565	180,386,633
Investor Destinations Moderately Conservative	554,225	7,873,900	8,428,125	19,013,224	27,441,349
Investor Destinations Conservative	512,547	3,108,475	3,621,022	4,364,964	7,985,986
Optimal Allocations Aggressive	141,610	239,293	380,903	592,615	973,518
Optimal Allocations Moderately Aggressive	223,901	372,920	596,821	1,494,323	2,091,144
Optimal Allocations Moderate	196,512	339,516	536,028	1,482,732	2,018,760
Optimal Allocations Specialty	—	749,117	749,117	4,994,051	5,743,168

*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

100	Annual Report 2006

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Destinations Aggressive	$712,685,704	$139,522,328	$(334,842)	139,187,486
Investor Destinations Moderately Aggressive	1,196,945,226	204,230,404	(2,037,225)	202,193,179
Investor Destinations Moderate	1,296,758,426	153,345,111	(4,607,546)	148,737,565
Investor Destinations Moderately Conservative	297,738,918	20,564,886	(1,551,662)	19,013,224
Investor Destinations Conservative	200,006,738	4,678,271	(313,307)	4,364,964
Optimal Allocations Aggressive	10,718,144	633,357	(40,742)	592,615
Optimal Allocations Moderately Aggressive	27,848,172	1,569,602	(75,279)	1,494,323
Optimal Allocations Moderate	29,779,130	1,522,289	(39,557)	1,482,732
Optimal Allocations Specialty	57,925,977	4,994,051	—	4,994,051

Recently Issued Accounting Pronouncements–On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2006 Annual Report	101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderately Aggressive, Gartmore Optimal Allocations Fund: Moderate and Gartmore Optimal Allocations Fund: Specialty (nine series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

102	Annual Report 2006

Supplemental Information

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Investor Destinations Aggressive	$8,697,990
Investor Destinations Moderately Aggressive	14,617,849
Investor Destinations Moderate	11,650,601
Investor Destinations Moderately Conservative	1,854,911
Investor Destinations Conservative	38,826
Optimal Allocations Aggressive	19,702
Optimal Allocations Moderately Aggressive	55,626
Optimal Allocations Moderate	66,415
Optimal Allocations Specialty	158,776

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Investor Destinations Aggressive	12%
Investor Destinations Moderately Aggressive	11%
Investor Destinations Moderate	9%
Investor Destinations Moderately Conservative	6%
Investor Destinations Conservative	1%
Optimal Allocations Aggressive	5%
Optimal Allocations Moderately Aggressive	5%
Optimal Allocations Moderate	5%
Optimal Allocations Specialty	7%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Investor Destinations Aggressive	$11,597,446
Investor Destinations Moderately Aggressive	13,980,504
Investor Destinations Moderate	13,729,150
Investor Destinations Moderately Conservative	4,171,166
Investor Destinations Conservative	2,212,875
Optimal Allocations Aggressive	69,954
Optimal Allocations Moderately Aggressive	82,186
Optimal Allocations Moderate	68,770
Optimal Allocations Specialty	64,380

2006 Annual Report	103

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

104	Annual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2006 Annual Report	105

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Morley Financial Services, Inc. (“MFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] NWD Management & Research Trust (“NWDMRT”),[3] NWD Investment Management, Inc. (“NWDIM”),[3] Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.,[3] as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

106	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Annual Report	107

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

Core Equity Series
8	Gartmore Growth Fund
15	Gartmore Nationwide Fund

Core Fixed Income Series
32	Gartmore Money Market Fund

45	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust (the “Adviser”), investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset class than their large-cap and even mid-cap counterparts. This means that more

2	Annual Report 2006

opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

2006 Annual Report	3

Message to Shareholders

Continued

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term, risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed- market

4	Annual Report 2006

country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable. However, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Views expressed within are as of the date noted and are subject to change at any time.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.nwdfunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

2006 Annual Report	5

Key Investment Terminology

In an effort to help you better understand the many concepts involved in annual reports, we have defined the following terms:

Common stock—securities representing shares of ownership of a corporation.

Convertible securities—debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.

Equity securities—securities including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts, that represent an ownership interest in the issuer.

Growth style—a style of investing in equity securities of companies that the Fund’s management believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.

Large-cap companies—companies whose market capitalization is similar to those of companies included in the Russell 1000® Index, ranging from $563 million to $371.7 billion as of December 31, 2005.

Market capitalization—a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.

Mid-cap companies—companies whose market capitalization is similar to those of companies included in the Russell Midcap® Index, ranging from $565 million to $18.4 billion as of December 31, 2005.

Small-cap companies—companies whose market capitalization similar to those of companies included in the Russell 2000® Index, ranging from $26 million to $4.4 billion as of December 31, 2005.

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

Valuation—the process of determining the current worth of an asset or company.

Value style—a style of investing in equity securities that the Fund’s management believes are undervalued, which means that their prices are less than Fund management believes they are worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor or experiencing poor operating conditions that Fund management believes to be temporary.

Asset-backed securities—fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Commercial paper—short-term debt instruments, usually unsecured, issued by banks and corporations by banks and corporations in order to finance their short-term credit needs, such as accounts receivable or inventory and is acquired at either a discount or is interest bearing.

Corporate bonds—debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Duration—related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Fixed-income securities—securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Investment grade—the four highest rating categories of nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch.

High-yield bonds—fixed-income securities rated below investment grade by nationally recognized rating agencies, including Moody’s, Standard & Poor’s and Fitch, or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds”. They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Maturity—the time at which the principal amount of a bond is scheduled to be returned to investors.

Mortgage-backed securities—fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Municipal obligations—fixed-income securities issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a governmental entity; the governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back. Municipal obligations that qualify pay interest that is generally exempt from federal income taxes, although certain investors may nonetheless be subject to federal alternative minimum tax.

6	Annual Report 2006

Total return—investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

U.S. government agency securities—debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities—debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

2006 Annual Report	7

Gartmore Growth Fund

For the annual period ended Oct. 31, 2006, the Gartmore Growth Fund (Class A at NAV) returned 7.62% versus 10.84% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 495 funds as of Oct. 31, 2006) was 10.39%.

Although large-capitalization growth stocks posted respectable gains during the reporting period, these stocks trailed most other size and style groups. Within the large-cap segment, value outperformed growth by almost a two-to-one margin. Value stocks were especially attractive to investors during the late spring/early summer market correction, which developed in response to fears about intensifying inflationary pressures and signs that the Federal Reserve Board might hike interest rates more than expected. Those fears eased somewhat during the summer months as inflation data moderated and economic growth decelerated. The Federal Reserve responded by holding rates steady at its August, September and October Federal Open Market Committee (FOMC) meetings. Falling energy prices near the end of the period added to investors’ optimism. As a result, growth outpaced value in the large-cap space during the rally that occurred in the final three months of the reporting period.

Stock selection detracted from the Fund’s returns in health care, energy and information technology. Fund holding St. Jude Medical, Inc. hurt the Fund in the health care sector; the firm was one of several affected by slowing sales of defibrillators. Two biotechnology stocks held by the Fund, Celgene Corp. and Genzyme Corp. also were detrimental to the Fund’s results. We sold the Fund’s St. Jude Medical and Celgene holdings but added to our position in Genzyme, based on Genzyme’s favorable long-term prospects. In the energy sector, the Fund’s performance suffered due to holdings in refiner Tesoro Corp., which saw its profit margins erode versus expectations in the face of falling crude oil prices in the final months of the period. In technology, Fund holdings Marvell Technology Group Ltd. and McAfee, Inc. both fell prey to the controversy surrounding stock options pricing policies. We sold McAfee but held onto Marvell Technology.

On the positive side, stock selection in industrials, materials and consumer staples aided the Fund’s performance. Within industrials, defense contractors Textron Inc. and Rockwell Collins, Inc. were notable contributors to Fund performance. Textron reported favorable third-quarter earnings driven by strong performance at its Cessna and Bell divisions. Meanwhile, Rockwell Collins lifted its 2007 earnings guidance as a result of an accelerated share repurchase program. In materials, Fund holding Inco Ltd., a nickel producer, was acquired on favorable terms during the reporting period, while Fund holding Praxair, Inc. benefited from strong demand for its industrial gases. Meanwhile, consumer staples Fund holding CVS Corp. added value to the Fund, driven in part by robust same-store sales.

We believe that the market could continue to be helped by an accommodative Fed, relatively benign inflation and slow but healthy economic growth. Some sectors could experience volatility, however, as investors sort out the significance of the Democrats’ recent victories in the mid-term elections. Overall, though, we look for a constructive environment for stocks over the near term. In addition, we believe that the large-cap growth space is attractively valued relative to other size and style groups.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

8	Annual Report 2006

Fund Performance	Gartmore Growth Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	7.62%	4.13%	0.77%
	w/SC3	1.41%	2.90%	0.18%
Class B1	w/o SC2	6.99%	3.50%	-0.06%
	w/SC4	1.99%	3.15%	-0.06%
Class C1	w/o SC2	6.82%	3.46%	0.35%
	w/SC5	5.82%	3.46%	0.35%
Class D6	w/o SC2	7.93%	4.43%	1.01%
	w/SC7	3.09%	3.47%	0.54%
Class R1,8		7.39%	4.16%	0.88%
Institutional Service Class[1,8]		7.92%	4.46%	1.02%
Institutional Class[1,8]		7.94%	4.40%	0.99%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	9

Shareholder Expense Example	Gartmore Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Growth Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,000.00	$5.34	1.06%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.41	1.06%
Class B	Actual		$1,000.00	$997.00	$8.56	1.70%
	Hypothetical	[1]	$1,000.00	$1,016.43	$8.68	1.70%
Class C	Actual		$1,000.00	$995.50	$8.45	1.68%
	Hypothetical	[1]	$1,000.00	$1,016.53	$8.57	1.68%
Class D	Actual		$1,000.00	$1,001.40	$3.58	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.62	0.71%
Class R	Actual		$1,000.00	$997.30	$7.05	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
Institutional Service Class	Actual		$1,000.00	$1,001.40	$3.73	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.27	$3.78	0.74%
Institutional Class	Actual		$1,000.00	$1,001.40	$3.73	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.27	$3.78	0.74%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2006

Portfolio Summary	Gartmore Growth Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	98.2%
Commercial Paper	0.4%
Other Investments*	8.8%
Liabilities in excess of other assets**	–7.4%

100.0%

Top Industries
Computer Software & Services	11.1%
Healthcare	9.6%
Financial Services	9.2%
Retail	8.2%
Computer Equipment	6.8%
Semiconductors	6.4%
Pharmaceuticals	5.1%
Telecommunications	4.4%
Medical	4.0%
Energy	3.7%
Other Assets	31.5%

100.0%

Top Holdings
Cisco Systems, Inc.	3.1%
Microsoft Corp.	3.1%
Johnson & Johnson	2.8%
PepsiCo, Inc.	2.5%
Intel Corp.	2.1%
Baxter International, Inc.	2.0%
Amgen, Inc.	1.8%
Google, Inc.	1.8%
Boeing Co. (The)	1.8%
Gilead Sciences, Inc.	1.6%
Other Assets	77.4%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

2006 Annual Report	11

Statement of Investments

October 31, 2006

Gartmore Growth Fund

Common Stocks (98.2%)

	Shares or Principal Amount	Value

Aerospace & Defense (2.9%)
Boeing Co. (The)	44,650	$3,565,749
Rockwell Collins, Inc.	37,700	2,189,616

		5,755,365

Airlines (0.8%)
UAL Corp. (b)	43,790	1,573,813

Banks (1.0%)
Wachovia Corp.	37,090	2,058,495

Computer Equipment (6.8%)
Apple Computer, Inc. (b)	32,570	2,640,776
EMC Corp. (b)	119,650	1,465,713
Hewlett-Packard Co.	78,220	3,030,242
Juniper Networks, Inc. (b)	118,340	2,037,815
Network Appliance, Inc. (b)	19,000	693,500
NVIDIA Corp. (b)	46,700	1,628,429
Sun Microsystems, Inc. (b)	379,740	2,061,988

		13,558,463

Computer Software & Services (11.1%)
Cisco Systems, Inc. (b)	260,580	6,287,795
Citrix Systems, Inc. (b)	90,210	2,663,901
Cognizant Technology Solutions Corp., Class A (b)	16,100	1,212,008
Hyperion Solutions Corp. (b)	54,780	2,048,772
Microsoft Corp.	214,510	6,158,582
Oracle Corp. (b)	162,100	2,993,987
THQ, Inc. (b) (c)	33,310	1,001,632

		22,366,677

Consumer Products (3.2%)
Altria Group, Inc.	20,680	1,681,904
Colgate-Palmolive Co.	33,940	2,171,142
Procter & Gamble Co.	41,560	2,634,489

		6,487,535

Data Processing & Management (1.1%)
Paychex, Inc.	54,900	2,167,452

E-Commerce & Services (2.2%)
Amazon.com, Inc. (b)	43,000	1,637,870
CheckFree Corp. (b) (c)	51,700	2,041,116
Shutterfly, Inc. (b) (c)	57,150	751,523

		4,430,509

	Shares or Principal Amount	Value

Electronics (2.5%)
AMETEK, Inc.	26,800	$1,251,024
Emerson Electric Co.	35,450	2,991,980
Harman International Industries, Inc.	7,820	800,377

		5,043,381

Energy (3.7%)
Exxon Mobil Corp.	22,400	1,599,808
Peabody Energy Corp.	23,660	993,010
Praxair, Inc.	33,650	2,027,413
Schlumberger Ltd. — NL	22,100	1,394,068
Valero Energy Corp.	28,310	1,481,462

		7,495,761

Financial Services (9.2%)
Ameriprise Financial, Inc.	20,320	1,046,480
Capital One Financial Corp.	25,360	2,011,809
Chicago Mercantile Exchange Holdings, Inc.	3,990	1,998,990
E*TRADE Financial Corp. (b)	57,850	1,346,748
Franklin Resources, Inc.	9,280	1,057,549
Goldman Sachs Group, Inc.	14,550	2,761,444
InterContinental Exchange, Inc. (b)	20,550	1,734,831
Lehman Brothers Holdings, Inc.	17,900	1,393,336
Moody’s Corp.	24,200	1,604,460
Prudential Financial, Inc.	15,680	1,206,262
State Street Corp.	35,810	2,300,076

		18,461,985

Food & Beverage (2.5%)
PepsiCo, Inc.	79,860	5,066,318

Healthcare (9.6%)
Amgen, Inc. (b)	48,060	3,648,234
Baxter International, Inc.	85,370	3,924,458
Cardinal Health, Inc.	16,850	1,102,833
Gilead Sciences, Inc. (b)	46,360	3,194,204
Home Diagnostics, Inc. (b)	48,870	622,604
Manor Care, Inc. (c)	20,440	980,916
PSS World Medical, Inc. (b) (c)	49,400	993,928
UnitedHealth Group, Inc.	51,340	2,504,365
WellPoint, Inc. (b)	32,100	2,449,872

		19,421,414

12	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Hotels & Casinos (2.1%)
Penn National Gaming, Inc. (b) (c)	25,410	$929,244
Starwood Hotels & Resorts Worldwide	39,430	2,355,548
Wynn Resorts Ltd. (b) (c)	12,000	882,480

		4,167,272

Instruments – Scientific (0.7%)
Thermo Electron Corp. (b)	31,930	1,368,839

Internet (1.8%)
Google, Inc. (b)	7,640	3,639,620

Manufacturing (3.7%)
Caterpillar, Inc.	20,360	1,236,056
Danaher Corp.	14,310	1,027,029
General Electric Corp.	42,620	1,496,388
Precision Castparts Corp.	25,700	1,749,142
WMS Industries, Inc. (b) (c)	53,060	1,874,609

		7,383,224

Medical (4.0%)
Genzyme Corp. (b)	36,680	2,476,267
Johnson & Johnson	81,870	5,518,038

		7,994,305

Multimedia (2.3%)
Comcast Corp., Class A (b)	62,940	2,559,770
Walt Disney Co. (The)	63,200	1,988,272

		4,548,042

Pharmaceuticals (5.1%)
Biomarin Pharmaceutical, Inc. (b) (c)	33,022	529,343
Eli Lilly & Co.	32,170	1,801,841
Novartis AG ADR — CH	17,460	1,060,346
Pharmion Corp. (b) (c)	27,850	680,933
Schering-Plough Corp.	80,160	1,774,742
Shire PLC ADR — GB	29,270	1,605,460
Wyeth	53,290	2,719,388

		10,172,053

Real Estate Investment Trusts (0.2%)
Douglas Emmett, Inc. (b)	12,920	308,142

Restaurants (1.3%)
Panera Bread Co., Class A (b)	24,490	1,513,482
Starbucks Corp. (b)	26,400	996,600

		2,510,082

	Shares or Principal Amount	Value

Retail (8.2%)
Abercrombie & Fitch Co.	25,680	$1,968,372
Bed, Bath & Beyond, Inc. (b)	38,300	1,543,107
Best Buy Co., Inc.	32,090	1,772,973
Circuit City Stores, Inc.	50,400	1,359,792
Coach, Inc. (b)	29,600	1,173,344
Gamestop Corp. (b) (c)	40,540	2,069,971
Home Depot, Inc. (The)	55,350	2,066,216
Pacific Sunwear of California, Inc. (b) (c)	57,380	1,011,036
Penney (J.C.) Co., Inc.	20,060	1,509,114
Target Corp.	34,190	2,023,364

		16,497,289

Semiconductors (6.4%)
Broadcom Corp., Class A (b)	55,140	1,669,088
Integrated Device Technology, Inc. (b)	139,410	2,209,649
Intel Corp.	192,850	4,115,419
KLA-Tencor Corp.	29,920	1,471,166
Lam Research Corp. (b)	20,700	1,023,615
Marvell Technology Group Ltd. — BM (b)	72,040	1,316,891
SiRF Technology Holdings, Inc. (b) (c)	35,550	999,666

		12,805,494

Telecommunications (4.4%)
Comverse Technology, Inc. (b)	50,220	1,093,289
Corning, Inc. (b)	143,640	2,934,566
Motorola, Inc.	79,990	1,844,569
QUALCOMM, Inc.	80,640	2,934,490

		8,806,914

Transportation (0.7%)
Canadian National Railway Co. — CA	28,900	1,376,796

Waste Management (0.7%)
Republic Services, Inc.	36,290	1,488,253

Total Common Stocks		196,953,493

Commercial Paper (0.4%)
Financial Services (0.4%)
Countrywide Financial Corp., 5.37%, 11/01/06 (d)	$798,000	798,000

Total Commercial Paper		798,000

2006 Annual Report	13

Statement of Investments (Continued)

October 31, 2006

Gartmore Growth Fund (Continued)

Short-Term Securities Held as Collateral for Securities on Loan (8.8%)

	Principal Amount	Value

Bank of America Bank Note, 5.31%, 11/01/06	$2,500,000	$2,500,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $10,777,638, collateralized by U.S. Government Agency Mortgages with a market value of $10,991,567	10,776,046	10,776,046
GE Life and Annuity Funding Agreement, 5.42%, 11/14/06	4,400,000	4,400,000

Total Short-Term Securities Held as Collateral for Securities on Loan		17,676,046

Total Investments (Cost $200,621,247) (a) — 107.4%		215,427,539

Liabilities in excess of other assets — (7.4%)		(14,866,703)

NET ASSETS — 100.0%		$200,560,836

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.
(d)	The rate reflected in the Statement of Investments is the effective yield as of October 31, 2006.

ADR	American Depository Receipt
BM	Bermuda
CA	Canada
CH	Switzerland
GB	United Kingdom
NL	Netherlands

See notes to financial statements.

14	Annual Report 2006

Gartmore Nationwide Fund

For the annual period ended Oct. 31, 2006, the Gartmore Nationwide Fund (Class A at NAV) returned 14.65% versus 16.34% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 810 funds as of Oct. 31, 2006) was 14.23%.

Despite concerns presented by rising interest rates, high energy prices and a steadily deteriorating housing market, most broadly based stock indexes managed solid gains. Strength at the beginning and end of the period was interrupted by a sharp correction from mid-May through early July, as investors fretted about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check, and the economy appeared to be slowing, providing the Federal Open Market Committee with the flexibility it needed to hold rates steady at its August, September and October meetings. Adding to the positive backdrop late in the period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

Energy was one sector that hampered the Fund’s performance versus its benchmark, with Fund holdings Exxon Mobil Corp. and Halliburton Co. both finishing the period as detractors. Although we had a sizable stake in Exxon Mobil and it posted a strong gain, the Fund was underweighted in its exposure to the stock. In Halliburton’s case, the company delayed the planned spin-off of its engineering and construction unit, and we liquidated the Fund’s position in this stock at a small loss. Within telecommunications services, not owning BellSouth Corp. hurt the Fund. The Baby Bells continued to report solid earnings growth while developing new markets, but we were put off by the possibility of a price war among the various phone and Internet providers in the telecom and cable industries.

Conversely, the Fund garnered comparatively good results in the consumer discretionary, consumer staples and materials sectors, in all three cases due mainly to favorable stock selection. In consumer discretionary, the Fund’s overweighting J.C. Penney Co., Inc. was timely, because investors were attracted by the retailer’s inroads into upscale markets as well as its decision to locate new stores in strip malls. In consumer staples, a large Fund overweighting in tobacco holding Reynolds American Inc. was rewarding for the Fund, given the company’s solid earnings growth, the stock’s valuation and the favorable resolution of some important smoking-related litigation. Meanwhile, our performance in materials was buoyed by Fund holdings in copper stocks Southern Copper Corp. and Phelps Dodge Corp., both of which benefited from strong demand and limited supply of the metal during the period.

With three consecutive stand-pat decisions by the Fed, we believe the odds are increasing that we have seen at least a temporary peak in short-term rates, although the recent upward revision in third-quarter economic growth from 1.6% to 2.2% likely lessens the chances of a rate cut any time soon. As long as the economy does not fall into a recession—a scenario we consider unlikely at present—we think the stock market will remain rewarding for the foreseeable future.

Portfolio Managers:

Gary Haubold, CFA and Joseph Cerniglia, CFA

2006 Annual Report	15

Fund Performance	Gartmore Nationwide Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	14.65%	8.04%	8.29%
	w/SC3	8.04%	6.77%	7.65%
Class B1	w/o SC2	13.83%	7.33%	7.59%
	w/SC4	8.90%	7.03%	7.59%
Class C1	w/o SC2	13.89%	7.33%	7.90%
	w/SC5	12.90%	7.33%	7.90%
Class D6	w/o SC2	14.95%	8.33%	8.48%
	w/SC7	9.77%	7.35%	7.99%
Class R1,8		14.71%	8.14%	8.39%
Institutional Class[1,8]		15.01%	8.36%	8.50%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2006

Shareholder Expense Example	Gartmore Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Nationwide Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,039.20	$5.04	0.98%
	Hypothetical	[1]	$1,000.00	$1,020.06	$5.00	0.98%
Class B	Actual		$1,000.00	$1,035.40	$8.82	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Class C	Actual		$1,000.00	$1,035.70	$8.83	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Class D	Actual		$1,000.00	$1,040.70	$3.96	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.12	$3.93	0.77%
Class R	Actual		$1,000.00	$1,039.40	$5.40	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.71	$5.36	1.05%
Institutional Class	Actual		$1,000.00	$1,041.00	$3.65	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.42	$3.62	0.71%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2006 Annual Report	17

Portfolio Summary	Gartmore Nationwide Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	99.0%
Commercial Paper	0.6%
Other Investments*	7.8%
Liabilities in excess of other assets**	–7.4%

100.0%

Top Industries
Retail	11.2%
Financial Services	10.0%
Semiconductors	7.2%
Banks	6.5%
Insurance	6.0%
Computer Software & Services	5.3%
Healthcare	5.3%
Telecommunications	5.1%
Manufacturing	4.4%
Oil & Gas	4.2%
Other Assets	34.8%

100.0%

Top Holdings
Bank of America Corp.	2.2%
Texas Instruments, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Altria Group, Inc.	2.0%
Microsoft Corp.	2.0%
Johnson & Johnson	1.9%
Home Depot, Inc. (The)	1.9%
J.P. Morgan Chase & Co.	1.7%
International Business Machines Corp.	1.5%
Procter & Gamble Co.	1.5%
Other Assets	81.3%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

18	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Nationwide Fund

Common Stocks (99.0%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.9%)
Boeing Co. (The)	91,425	$7,301,201
General Dynamics Corp.	66,920	4,758,012
Northrop Grumman Corp.	119,858	7,957,372
United Technologies Corp.	58,500	3,844,620

		23,861,205

Airlines (1.2%)
AMR Corp. (b) (c)	177,300	5,024,682
British Airways PLC ADR — GB (b)	1,510	131,974
Continental Airlines (b) (c)	56,200	2,072,656
UAL Corp. (b) (c)	101,510	3,648,269
U.S. Airways Group, Inc. (b)	80,450	4,011,237

		14,888,818

Automotive (0.3%)
Autoliv, Inc.	64,650	3,676,646
O’Reilly Automotive, Inc. (b)	15,100	487,579

		4,164,225

Banks (6.5%)
Bank of America Corp.	527,064	28,392,937
Bank of New York Co., Inc. (The)	67,100	2,306,227
Barclays PLC ADR — GB (c)	35,100	1,906,281
BB&T Corp.	34,400	1,497,088
Bear Stearns Cos., Inc. (The)	85,140	12,885,939
Deutsche Bank AG ADR — DE	9,500	1,200,325
ING Groep N.V. ADR — NL	58,200	2,580,006
J.P. Morgan Chase & Co.	451,132	21,401,701
NBT Bancorp, Inc. (c)	35,100	872,235
New York Community Bancorp, Inc. (c)	164,050	2,682,218
Sun Trust Banks, Inc.	51,540	4,071,145
Wachovia Corp.	61,693	3,423,962

		83,220,064

Business Services (0.1%)
MPS Group, Inc. (b)	92,800	1,415,200

Capital Goods (0.8%)
Cummins Engine, Inc. (c)	38,600	4,901,428
Parker Hannifin Corp.	71,900	6,012,997

		10,914,425

	Shares or Principal Amount	Value

Chemicals (0.8%)
Dow Chemical Co.	135,550	$5,529,085
Rohm & Haas Co. (c)	102,700	5,321,914

		10,850,999

Communication Equipment (0.0%)
Polycom, Inc. (b) (c)	15,300	419,220

Computer Equipment (3.9%)
Hewlett-Packard Co.	306,010	11,854,827
International Business Machines Corp.	211,511	19,528,811
Juniper Networks, Inc. (b)	698,530	12,028,687
Sun Microsystems, Inc. (b)	1,271,400	6,903,702

		50,316,027

Computer Software & Services (5.3%)
Affiliated Computer Services, Inc., Class A (b)	38,771	2,073,473
Automatic Data Processing, Inc.	25,900	1,280,496
Cisco Systems, Inc. (b)	1,080,016	26,060,787
Factset Research Systems, Inc. (c)	29,000	1,476,100
Infosys Technologies SP ADR — IN (b) (c)	25,000	1,302,500
Microsoft Corp.	877,195	25,184,268
Oracle Corp. (b)	600,000	11,082,000
webMethods, Inc. (b)	40,000	300,800

		68,760,424

Construction & Building Materials (0.5%)
Centex Corp. (c)	72,060	3,768,738
D.R. Horton, Inc. (c)	108,940	2,552,464
Interline Brands, Inc. (b)	23,500	562,590

		6,883,792

Consumer Products (3.7%)
Altria Group, Inc.	316,586	25,747,938
Procter & Gamble Co.	306,440	19,425,232
Sherwin-Williams Co.	43,850	2,597,236

		47,770,406

Data Processing & Reproduction (0.4%)
Alliance Data Systems Corp. (b) (c)	42,900	2,604,888
SEI Corporation	55,080	3,099,902

		5,704,790

2006 Annual Report	19

Statement of Investments (Continued)

October 31, 2006

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Data Processing & Management (0.3%)
Paychex, Inc.	103,800	$4,098,024

Distribution & Wholesale (0.1%)
CDW Corp. (c)	28,500	1,871,595

E-Commerce & Services (0.2%)
eBay, Inc. (b)	71,090	2,284,122

Electric – Integrated (0.5%)
Edison International	140,250	6,232,710

Electronics (1.5%)
Agilent Technologies, Inc. (b)	115,700	4,118,920
Arrow Electronics, Inc. (b)	179,920	5,370,612
Avnet, Inc. (b)	56,170	1,330,106
Benchmark Electronics, Inc. (b) (c)	50,500	1,340,775
Jabil Circuit, Inc.	91,400	2,624,094
L-3 Communications Holdings, Inc.	30,000	2,415,600
Microchip Technology, Inc.	51,700	1,702,481
Tektronix, Inc.	5,600	170,072

		19,072,660

Entertainment & Leisure (0.1%)
Carnival Corp. — PA	25,900	1,264,438
Royal Caribbean Cruises Ltd.	13,900	562,950

		1,827,388

Financial Services (9.4%)
Affiliated Managers Group, Inc. (b) (c)	18,900	1,892,646
Citigroup, Inc.	193,177	9,689,758
Credit Suisse Group ADR — CH	10,500	635,040
Federated Investors, Inc. (c)	72,025	2,469,737
First Horizon National Corp. (c)	9,500	373,540
Franklin Resources, Inc.	28,200	3,213,672
Goldman Sachs Group, Inc.	88,253	16,749,537
Hudson City Bancorp, Inc.	302,900	4,158,817
Investment Technology Group (b)	5,480	255,916
Jefferies Group, Inc. (c)	15,100	433,823
KKR Financial Corp. (c)	235,780	6,325,977
Legg Mason, Inc.	58,069	5,227,371
Lehman Brothers Holdings, Inc.	144,750	11,267,340

	Shares or Principal Amount	Value

Financial Services (continued)
Merrill Lynch & Co., Inc.	54,601	$4,773,219
Morgan Stanley	149,240	11,406,413
Morningstar, Inc. (b) (c)	21,500	879,780
Northern Trust Corp.	102,670	6,028,782
Nuveen Investments, Inc., Class A	167,450	8,255,285
Prudential Financial, Inc.	89,550	6,889,082
State Street Corp.	43,420	2,788,867
T. Rowe Price Group, Inc.	161,900	7,659,489
U.S. Bancorp	127,300	4,307,832
UBS AG ADR — CH	51,200	3,063,808
Wells Fargo & Co.	65,578	2,379,826

		121,125,557

Food & Beverage (1.5%)
Coca-Cola Enterprises, Inc.	180,000	3,605,400
Constellation Brands, Inc., Class A (b) (c)	44,400	1,220,556
General Mills, Inc.	89,100	5,062,662
PepsiCo, Inc.	149,570	9,488,721

		19,377,339

Healthcare (5.3%)
Aetna, Inc.	83,630	3,447,229
Amgen, Inc. (b)	155,648	11,815,240
Community Health Care, Inc. (b)	84,800	2,751,760
Covance, Inc. (b)	20,100	1,175,850
Coventry Health Care, Inc. (b)	70,000	3,286,500
Gilead Sciences, Inc. (b)	70,900	4,885,010
Humana, Inc. (b)	20,000	1,200,000
Manor Care, Inc.	35,500	1,703,645
Quest Diagnostics, Inc.	135,400	6,734,796
UnitedHealth Group, Inc.	361,381	17,628,165
WellPoint, Inc. (b)	175,920	13,426,214

		68,054,409

Instruments – Scientific (0.3%)
Fisher Scientific International, Inc. (b)	44,850	3,840,057

Insurance (6.0%)
Allstate Corp. (The)	24,900	1,527,864
American International Group, Inc.	149,915	10,069,790
Arthur J. Gallagher & Co. (c)	25,200	701,820

20	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Aspen Insurance Holdings Ltd. (c)	60,000	$1,489,200
Assurant, Inc.	14,479	762,464
Berkshire Hathaway, Inc., Class B (b) (c)	1,635	5,747,025
Chubb Corp.	144,350	7,672,203
Cincinnati Financial Corp.	100,000	4,565,000
Genworth Financial, Inc.	137,400	4,594,656
Hartford Financial Services Group, Inc. (The)	96,450	8,407,547
HCC Insurance Holdings, Inc.	10,800	363,528
Lincoln National Corp. (c)	81,450	5,156,600
Manulife Financial Corp. — CA	157,800	5,117,454
MetLife, Inc.	230,557	13,171,720
MGIC Investment Corp.	43,900	2,579,564
Principal Financial Group, Inc.	7,190	406,163
SAFECO Corp. (c)	78,250	4,553,368

		76,885,966

Internet (0.7%)
Google, Inc. (b)	18,750	8,932,313

Manufacturing (4.4%)
3M Co.	36,663	2,890,511
AptarGroup, Inc.	29,700	1,630,827
Belden CDT, Inc.	60,000	2,172,000
Brunswick Corp.	88,700	2,794,050
Cintas Corp.	22,000	910,800
Eaton Corp.	57,800	4,186,454
General Electric Corp.	200,650	7,044,822
Hasbro, Inc.	128,500	3,330,720
Illinois Tool Works, Inc.	77,200	3,700,196
Ingersoll-Rand Co., Class A	36,200	1,328,902
Knoll, Inc. (c)	120,690	2,389,662
Louisiana-Pacific Corp.	160,650	3,177,657
PACCAR, Inc.	53,050	3,141,091
Phillips-Van Heusen Corp.	19,100	874,016
VF Corp.	219,370	16,674,313

		56,246,021

Medical (3.2%)
Abbott Laboratories	88,990	4,227,915
Bristol-Myers Squibb Co.	95,700	2,368,575

	Shares or Principal Amount	Value

Medical (continued)
Genzyme Corp. (b)	49,300	$3,328,243
Johnson & Johnson	364,801	24,587,587
Merck & Co., Inc.	150,200	6,822,084

		41,334,404

Metals (1.1%)
Phelps Dodge Corp.	141,774	14,231,274

Metals & Mining (0.8%)
Southern Copper Corp. (c)	130,666	6,713,619
Timken Co. (c)	116,600	3,503,830

		10,217,449

Multimedia (1.9%)
Clear Channel Communications, Inc.	156,400	5,450,540
Liberty Media Corp. (b)	27,600	2,458,056
Time Warner, Inc.	848,460	16,977,685

		24,886,281

Natural Gas (1.3%)
ONEOK, Inc. (c)	128,400	5,345,292
Sempra Energy	212,960	11,295,398

		16,640,690

Oil & Gas (4.2%)
ChevronTexaco Corp.	149,482	10,045,190
ConocoPhillips	218,986	13,191,717
Exxon Mobil Corp.	201,633	14,400,630
Helmerich & Payne, Inc.	145,100	3,475,145
Marathon Oil Corp.	48,563	4,195,843
National-Oilwell, Inc. (b)	3,996	241,358
Occidental Petroleum Corp.	47,780	2,242,793
Tidewater, Inc.	113,900	5,664,247

		53,456,923

Pharmaceuticals (2.1%)
IMS Health, Inc.	117,700	3,277,945
Pfizer, Inc.	689,812	18,383,490
Wyeth	102,200	5,215,266

		26,876,701

Railroads (1.1%)
Burlington Northern Santa Fe Corp.	59,550	4,616,912
CSX Corp.	126,400	4,508,688
Norfolk Southern Corp.	93,600	4,920,552

		14,046,152

2006 Annual Report	21

Statement of Investments (Continued)

October 31, 2006

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Raw Materials (0.0%)
Reliance Steel & Aluminum Co.	11,286	$387,674

Real Estate Investment Trusts (0.1%)
Hospitality Properties Trust (c)	15,900	770,514
Host Hotels & Resorts, Inc. (c)	35,000	807,100

		1,577,614

Restaurants (0.0%)
Panera Bread Co. (b) (c)	6,190	382,542

Retail (11.2%)
Abercrombie & Fitch Co.	20,100	1,540,665
American Eagle Outfitters, Inc.	56,900	2,606,020
AnnTaylor Stores Corp. (b) (c)	89,100	3,922,182
Best Buy Co., Inc.	124,800	6,895,200
Brinker International, Inc.	41,300	1,917,559
California Pizza Kitchen, Inc. (b) (c)	10,100	325,927
Circuit City Stores, Inc. (c)	222,570	6,004,939
Costco Wholesale Corp.	50,000	2,669,000
CVS Corp.	403,500	12,661,830
Darden Restaurants, Inc.	9,100	381,290
Federated Department Stores, Inc.	322,720	14,170,634
Home Depot, Inc. (The)	654,983	24,450,514
Insight Enterprises, Inc. (b)	2,690	57,808
J. Crew Group, Inc. (b)	25,000	771,000
Kroger Co.	186,600	4,196,634
Limited, Inc. (The)	99,600	2,935,212
Longs Drug Stores Corp.	89,920	3,870,157
Lowe’s Cos., Inc.	144,500	4,355,230
McDonald’s Corp.	281,850	11,815,152
Men’s Warehouse, Inc. (The) (c)	6,790	270,582
Penney (J.C.) Co., Inc.	96,790	7,281,512
Ruby Tuesday, Inc. (c)	22,800	632,700
Talbots, Inc. (The)	15,100	423,404
Target Corp.	102,200	6,048,196
TJX Cos., Inc. (The)	247,270	7,158,467
Wal-Mart Stores, Inc.	119,050	5,866,784
Walgreen Co.	228,700	9,989,616

		143,218,214

Search & Navigation Equipment (0.6%)
Raytheon Co.	148,550	7,420,073

	Shares or Principal Amount	Value

Semiconductors (7.2%)
Analog Devices, Inc.	276,330	$8,792,821
Applied Materials, Inc.	90,200	1,568,578
ATMI, Inc. (b) (c)	50,200	1,590,838
Brooks Automation, Inc. (b)	51,000	724,200
Intel Corp.	716,307	15,285,991
KLA-Tencor Corp.	17,148	843,167
Lam Research Corp. (b)	83,249	4,116,663
Lattice Semiconductor Corp. (b)	53,500	332,235
Marvell Technology Group Ltd. — BM (b)	435,546	7,961,781
Maxim Integrated Products, Inc.	249,860	7,498,299
MEMC Electronic Materials, Inc. (b)	31,700	1,125,350
National Semiconductor Corp. (c)	167,730	4,074,162
Novellus Systems, Inc. (b) (c)	225,000	6,221,250
Taiwan Semiconductor Manufacturing Co. Ltd. ADR — TW (c)	371,189	3,600,533
Texas Instruments, Inc.	871,464	26,300,783
Xilinx, Inc.	103,200	2,632,632

		92,669,283

Services (0.0%)
Equifax, Inc. (c)	9,400	357,482

Steel (0.2%)
Nucor Corp.	48,200	2,815,362

Telecommunications (5.1%)
AT&T, Inc.	335,249	11,482,278
Comverse Technology, Inc. (b)	20,800	452,816
Embarq Corp.	61,600	2,978,360
Harris Corp.	258,560	11,014,656
Motorola, Inc.	249,380	5,750,703
Nokia Corp. ADR — FI	30,000	596,400
QUALCOMM, Inc.	124,300	4,523,277
Qwest Communications International, Inc. (b) (c)	230,800	1,991,804
Sprint Corp.	519,854	9,716,071
Verizon Communications, Inc.	258,772	9,574,564
Vodafone Group PLC ADR — GB (c)	173,755	4,491,567

22	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
Windstream Corp.	183,300	$2,514,876

		65,087,372

Tobacco (0.8%)
Carolina Group	1,700	98,294
Reynolds American, Inc. (c)	161,020	10,170,023

		10,268,317

Transportation (1.2%)
FedEx Corp.	34,630	3,966,520
Omega Navigation Enterprises, Inc.	232,740	3,700,566
United Parcel Service, Inc., Class B	96,605	7,279,187

		14,946,273

Utilities (1.2%)
Dominion Resources, Inc.	69,200	5,604,508
Exelon Corp.	19,300	1,196,214
Progress Energy, Inc. (c)	30,100	1,384,600
TXU Corp.	85,300	5,384,989
Waste Management, Inc.	41,200	1,544,176

		15,114,487

Total Common Stocks		1,274,952,323

Commercial Paper (0.6%)
Financial Services (0.6%)
Countrywide Financial Corp., 5.37%, 11/01/06 (d)	$7,486,000	7,486,000

Total Commercial Paper		7,486,000

Short-Term Securities Held as Collateral for Securities on Loan (7.8%)

	Principal Amount	Value
Islandsbanki HF Corp. Medium Term Note, 5.39%, 11/22/06	$2,500,000	$2,500,000
Citigroup Global Markets, Inc. Master Note, 5.38%, 11/01/06	2,000,000	2,000,000
Bank of America Bank Note, 5.31%, 11/07/06	5,500,000	5,500,000
ASIF Global Funding XV Medium Term Note, 5.38%, 12/01/06	10,004,661	10,004,661
Morgan Stanley Master Note, 5.49%, 11/01/07	5,000,000	5,000,000
West Corp Fed Credit Union Medium Term Note, 5.38%, 11/01/06	1,000,000	1,000,000
Banc of America Securities LLC Repurchase Agreement, 5.32%, dated 10/31/06, due 11/01/06, repurchase price $74,647,048, collateralized by U.S. Government Agency Mortgages with a market value of $76,128,738	74,636,018	74,636,018

Total Short-Term Securities Held as Collateral for Securities on Loan		100,640,679

Total Investments (Cost $1,281,186,539) (a) — 107.4%		1,383,079,002

Liabilities in excess of other assets — (7.4)%		(95,775,945)

NET ASSETS — 100.0%		$1,287,303,057

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2006.
(d)	The rate reflected on the Statement of Investments is the effective yield as of October 31, 2006.

ADR	American Depository Receipt
BM	Bermuda
CA	Canada
CH	Switzerland
DE	Germany
FI	Finland
GB	United Kingdom
IN	India
NL	Netherlands
PA	Panama
TW	Taiwan

See notes to financial statements.

2006 Annual Report	23

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Growth Fund	Gartmore Nationwide Fund
Assets:
Investments, at value (cost $189,845,201 and $1,206,550,521; respectively)*	$204,651,493	$1,308,442,984
Repurchase agreements, at cost and value**	10,776,046	74,636,018

Total Investments	215,427,539	1,383,079,002

Cash	—	826
Interest and dividends receivable	62,638	846,021
Receivable for capital shares issued	7,240	171,319
Receivable for investments sold	13,851,777	39,875,394
Prepaid expenses	14,221	7,409

Total Assets:	229,363,415	1,423,979,971

Liabilities
Payable to custodian	96,704	—
Payable for investments purchased	2,796,387	33,858,805
Payable for capital shares redeemed	7,929,252	651,807
Payable for return of collateral received for securities on loan	17,676,046	100,640,679
Accrued expenses and other payables
Investment advisory fees	106,654	623,050
Fund administration and transfer agent fees	34,542	272,146
Distribution fees	8,950	42,887
Administrative servicing fees	24,212	258,940
Trustee fees	28	171
Compliance program fees (Note 3)	1,850	11,634
Other	127,954	316,795

Total Liabilities:	28,802,579	136,676,914

Net Assets	$200,560,836	$1,287,303,057

Represented by:
Capital	$434,490,869	$1,064,237,664
Accumulated net investment income (loss)	—	449,169
Accumulated net realized gains (losses) from investments, futures, and foreign currency transactions	(248,736,325)	120,723,761
Net unrealized appreciation (depreciation) on investments	14,806,292	101,892,463

Net Assets	$200,560,836	$1,287,303,057

Net Assets:
Class A Shares	$12,815,818	$117,938,002
Class B Shares	4,444,688	20,454,791
Class C Shares	777,448	865,856
Class D Shares	182,519,298	1,137,817,209
Class R Shares	1,265	1,398
Institutional Service Class Shares	1,157	—
Institutional Class Shares	1,162	10,225,801

Total	$200,560,836	$1,287,303,057

*	Includes securities held as collateral for securities on loan of $6,900,000 and $26,004,661; respectively.
**	Includes securities held as collateral for securities on loan of $10,776,046 and $74,636,018; respectively.

See notes to financial statements.

24	Annual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Growth Fund		Gartmore Nationwide Fund
Shares outstanding (unlimited number of shares authorized)
Class A Shares	1,778,899		5,683,172
Class B Shares	675,738		1,019,964
Class C Shares	118,073		43,233
Class D Shares	24,822,574		55,378,374
Class R Shares	174		68
Institutional Service Class Shares	158		—
Institutional Class Shares	159		497,668

Total	27,395,775		62,622,479

Net asset value and redemption price per share:
Class A Shares	$7.20		$20.75
Class B Shares (a)	$6.58		$20.05
Class C Shares (b)	$6.58		$20.03
Class D Shares	$7.35		$20.55
Class R Shares	$7.27		$20.58 (c)
Institutional Service Class Shares	$7.36	(c)	$—
Institutional Class Shares	$7.34	(c)	$20.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.64		$22.02
Class D Shares	$7.70		$21.52

Maximum Sales Charge — Class A Shares	5.75%		5.75%

Maximum Sales Charge — Class D Shares	4.50%		4.50%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

2006 Annual Report	25

Statements of Operations

For the Year Ended October 31, 2006

	Gartmore Growth Fund	Gartmore Nationwide Fund
INVESTMENT INCOME:
Interest income	$49,433	$1,065,881
Dividend income (net of foreign withholding tax $0 and $6,403; respectively)	1,812,673	23,523,780
Income from securities lending	64,347	312,980

Total Income	1,926,453	24,902,641

Expenses:
Investment advisory fees	1,355,471	7,369,230
Fund administration and transfer agent fees	293,338	1,503,940
Distribution fees Class A	67,798	289,813
Distribution fees Class B	49,065	247,211
Distribution fees Class C	6,379	8,767
Distribution fees Class R	4	5
Administrative servicing fees Class A	27,674	37,181
Administrative servicing fees Class D	22,495	580,965
Administrative servicing fees Class R	2	1
Registration and filing fees	52,177	95,000
Trustee fees	7,853	44,115
Compliance program fees (Note 3)	3,711	22,568
Other	81,732	660,904

Total expenses before reimbursed expenses	1,967,699	10,859,700
Earnings credit (Note 5)	—	(26,526)
Expenses voluntarily waived by Administrator	(330)	(492)

Net Expenses	1,967,369	10,832,682

Net Investment Income (Loss)	(40,916)	14,069,959

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	9,715,964	125,975,773
Net realized gains (losses) on futures transactions	—	31,348
Net realized gains (losses) on foreign currency transactions	—	(1,081)

Net realized gains (losses) on investment, futures and foreign currency transactions	9,715,964	126,006,040
Net change in unrealized appreciation/depreciation on investments	7,798,333	38,463,505

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	17,514,297	164,469,545

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,473,381	$178,539,504

See notes to financial statements.

26	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Nationwide Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(40,916)	$360,174	$14,069,959	$16,674,008
Net realized gains (losses) on investment, futures, and foreign currency transactions	9,715,964	29,235,412	126,006,040	178,113,925
Net change in unrealized appreciation/depreciation on investments	7,798,333	(3,761,798)	38,463,505	(20,765,695)

Change in net assets resulting from operations	17,473,381	25,833,788	178,539,504	174,022,238

Distributions to Class A Shareholders from:
Net investment income	—	(52,234)	(998,645)	(1,816,560)
Net realized gains on investments	—	—	(15,547,435)	(984,339)

Distributions to Class B Shareholders from:
Net investment income	—	—	(34,154)	(189,801)
Net realized gains on investments	—	—	(3,901,458)	(153,661)

Distributions to Class C Shareholders from:
Net investment income	—	—	(1,534)	(5,099)
Net realized gains on investments	—	—	(119,900)	(4,195)

Distributions to Class D Shareholders from:
Net investment income	—	(741,746)	(12,514,256)	(15,158,855)
Net realized gains on investments	—	—	(150,621,311)	(4,909,336)

Distributions to Class R Shareholders from:
Net investment income	—	(2)	(11)	(12)
Net realized gains on investments	—	—	(165)	(5)

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	(4)	—	(8)
Net realized gains on investments	—	—	—	(4)

Distributions to Institutional Class Shareholders from:
Net investment income	—	(4)	(71,109)	(13,953)
Net realized gains on investments	—	—	(536,929)	(1,862)

Change in net assets from shareholder distributions	—	(793,990)	(184,346,907)	(23,237,690)

Change in net assets from capital transactions	(54,939,533)	(40,564,697)	7,041,515	(510,938,937)

Change in net assets	(37,466,152)	(15,524,899)	1,234,112	(360,154,389)

Net Assets:
Beginning of period	238,026,988	253,551,887	1,286,068,945	1,646,223,334

End of period	$200,560,836	$238,026,988	$1,287,303,057	$1,286,068,945

Accumulated net investment income (loss) at end of period	$—	$—	$449,169	$—

See notes to financial statements.

2006 Annual Report	27

Statements of Changes in Net Assets (Continued)

	Gartmore Growth Fund		Gartmore Nationwide Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,945,679	$7,735,517	$18,217,067	$25,695,566
Dividends reinvested	—	51,958	12,209,812	1,886,839
Cost of shares redeemed (a)	(25,529,945)	(11,941,022)	(31,700,701)	(387,432,451)

	(18,584,266)	(4,153,547)	(1,273,822)	(359,850,046)

Class B Shares
Proceeds from shares issued	314,138	438,258	1,576,683	1,971,460
Dividends reinvested	—	—	3,905,807	340,027
Cost of shares redeemed (a)	(1,532,582)	(1,474,562)	(14,328,852)	(10,865,494)

	(1,218,444)	(1,036,304)	(8,846,362)	(8,554,007)

Class C Shares
Proceeds from shares issued	244,813	446,463	70,281	204,882
Dividends reinvested	—	—	73,238	4,842
Cost of shares redeemed (a)	(64,806)	(166,627)	(240,654)	(331,720)

	180,007	279,836	(97,135)	(121,996)

Class D Shares
Proceeds from shares issued	6,652,182	6,887,357	46,676,857	43,291,189
Dividends reinvested	981	721,641	154,677,329	18,992,305
Cost of shares redeemed (a)	(41,969,991)	(43,263,689)	(190,742,773)	(207,623,010)

	(35,316,828)	(35,654,691)	10,611,413	(145,339,516)

Class R Shares
Proceeds from shares issued	150	175	150	175
Dividends reinvested	—	2	176	17
Cost of shares redeemed (a)	(152)	(176)	(151)	(176)

	(2)	1	175	16

Institutional Service Class Shares
Dividends reinvested	—	4	—	12
Cost of shares redeemed (a)	—	—	—	(1,052)

	—	4	—	(1,040)

Institutional Class Shares
Proceeds from shares issued	—	—	7,571,445	3,055,202
Dividends reinvested	—	4	608,038	15,815
Cost of shares redeemed (a)	—	—	(1,532,237)	(143,365)

	—	4	6,647,246	2,927,652

Change in net assets from capital transactions	$(54,939,533)	$(40,564,697)	$7,041,515	$(510,938,937)

See notes to financial statements.

28	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Growth Fund		Gartmore Nationwide Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	992,370	1,177,335	917,418	1,268,312
Reinvested	—	7,944	638,706	92,206
Redeemed	(3,618,467)	(1,820,994)	(1,586,139)	(19,265,093)

	(2,626,097)	(635,715)	(30,015)	(17,904,575)

Class B Shares
Issued	49,039	72,386	81,775	99,512
Reinvested	—	—	211,436	17,096
Redeemed	(239,296)	(242,627)	(747,747)	(542,265)

	(190,257)	(170,241)	(454,536)	(425,657)

Class C Shares
Issued	38,755	72,512	3,749	10,248
Reinvested	—	—	3,969	244
Redeemed	(9,984)	(27,310)	(12,035)	(16,582)

	28,771	45,202	(4,317)	(6,090)

Class D Shares
Issued	928,766	1,036,633	2,358,326	2,138,657
Reinvested	103	108,977	8,171,421	934,057
Redeemed	(5,883,831)	(6,492,159)	(9,690,309)	(10,243,564)

	(4,954,962)	(5,346,549)	839,438	(7,170,850)

Class R Shares
Issued	21	26	8	9
Reinvested	—	— (b)	9	1
Redeemed	(21)	(26)	(8)	(9)

	—	—	9	1

Institutional Service Class Shares
Reinvested	—	1	—	1
Redeemed	—	—	—	(52)

	—	1	—	(51)

Institutional Class Shares
Issued	—	—	383,788	148,721
Reinvested	—	1	32,099	774
Redeemed	—	—	(78,889)	(6,950)

	—	1	336,998	142,545

Total change in shares	(7,742,545)	(6,107,301)	687,577	(25,364,677)

(a)	Includes redemption fees, if any.
(b)	Less than 1 share.

See notes to financial statements.

2006 Annual Report	29

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Growth Fund

		Investment Activities			Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)	—	—	$4.74	(19.52%	)	$4,828	1.17%		(0.34%	)	(i	)	(i	)	241.95%
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18	—	—	$5.92	24.89%		$6,529	1.13%		(0.22%	)	(i	)	(i	)	281.63%
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16	—	—	$6.08	2.70%		$30,641	1.19%		(0.36%	)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	$6.69	10.22%		$29,467	1.34%		(0.14%	)	(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	—	—	$7.20	7.62%		$12,816	1.15%		(0.29%	)	1.15%		(0.29%	)	284.67%

Class B Shares
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)	—	—	$4.44	(19.86%	)	$3,299	1.90%		(1.08%	)	(i	)	(i	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	—	—	$5.51	24.10%		$3,980	1.84%		(0.93%	)	(i	)	(i	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10	—	—	$5.61	1.81%		$5,817	1.84%		(1.00%	)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	—	—	$6.15	9.63%		$5,325	1.98%		(0.78%	)	(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	—	—	$6.58	6.99%		$4,445	1.80%		(0.94%	)	1.80%		(0.94%	)	284.67%

Class C Shares
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)	—	—	$4.44	(20.00%	)	$52	1.90%		(1.08%	)	(i	)	(i	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	—	—	$5.51	24.10%		$101	1.84%		(0.95%	)	(i	)	(i	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11	—	—	$5.62	2.00%		$248	1.84%		(1.01%	)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	—	—	$6.16	9.61%		$550	2.03%		(0.96%	)	(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	—	—	$6.58	6.82%		$777	1.77%		(0.93%	)	1.77%		(0.93%	)	284.67%

Class D Shares
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)	—	—	$4.79	(19.36%	)	$207,357	0.93%		(0.10%	)	(i	)	(i	)	241.95%
Year Ended October 31, 2003	$4.79	—	1.21	1.21	—	—	$6.00	25.26%		$235,758	0.86%		0.05%		(i	)	(i	)	281.63%
Year Ended October 31, 2004	$6.00	— (j)	0.17	0.17	— (j)	—	$6.17	2.87%		$216,843	0.85%		(0.01%	)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	$6.81	10.74%		$202,682	0.99%		0.21%		(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.81	—	0.54	0.54	—	—	$7.35	7.93%		$182,519	0.80%		0.05%		0.80%		0.05%		284.67%

Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	0.25	0.24	—	—	$6.00	4.17%	(g)	$1	1.42%	(h)	(0.76%	)(h)	1.52%	(h)	0.86%	(h)	281.63%
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15	—	—	$6.15	2.50%		$1	1.29%		(0.46%	)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	(0.01)	$6.77	10.28%		$1	1.29%		(0.14%	)	(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.77	(0.03)	0.53	0.50	—	—	$7.27	7.39%		$1	1.28%		(0.47%	)	1.28%		(0.47%	)	284.67%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$6.59	(0.01)	(1.79)	(1.80)	—	—	$4.79	(27.31%	)(g)	$59,307	0.88%	(h)	(0.11%	)(h)	(i	)	(i	)	241.95%
Year Ended October 31, 2003	$4.79	—	1.22	1.22	—	—	$6.01	25.47%		$75,002	0.84%		0.06%		(i	)	(i	)	281.63%
Year Ended October 31, 2004 (k)	$6.01	0.01	0.17	0.18	— (j)	—	$6.19	3.03%		$1	0.84%		0.22%		(i	)	(i	)	286.06%
Year Ended October 31, 2005	$6.19	—	0.65	0.65	(0.02)	(0.02)	$6.82	10.55%		$1	1.04%		0.11%		(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.82	—	0.54	0.54	—	—	$7.36	7.92%		$1	0.80%		0.02%		0.80%		0.02%		284.67%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$6.34	—	(0.17)	(0.17)	—	—	$6.17	(2.68%	)(g)	$1	0.80%	(h)	(0.06%	)(h)	(i	)	(i	)	286.06%
Year Ended October 31, 2005	$6.17	—	0.65	0.65	(0.02)	(0.02)	$6.80	10.59%		$1	1.04%		0.11%		(i	)	(i	)	281.51%
Year Ended October 31, 2006	$6.80	—	0.54	0.54	—	—	$7.34	7.94%		$1	0.79%		0.02%		0.79%		0.02%		284.67%

(a) Excludes sales charge. (b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.	(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (g) Not annualized. (h) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.	(i) There were no fee reductions during the period. (j) The amount is less than $0.005.
(d) For the period from January 2, 2002 (commencement of operations) through October 31, 2002. (e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.	(k) Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

30	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)	(0.08)	—	(0.08)	$15.06	(9.64%	)	$362,435	1.14%		0.46%		(h	)	(h	)	25.51%
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11	(0.09)	—	(0.09)	$18.08	20.74%		$571,918	1.13%		0.57%		(h	)	(h	)	120.02%
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)	—	(0.06)	$18.96	5.22%		$447,884	1.10%		0.35%		(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	$20.94	11.88%		$119,615	1.14%		1.64%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	$20.75	14.65%		$117,938	1.04%		0.91%		1.04%		0.91%		245.80%

Class B Shares
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$31,267	1.80%		(0.18%	)	(h	)	(h	)	25.51%
Year Ended October 31, 2003	$14.72	—	2.94	2.94	(0.01)	—	(0.01)	$17.65	19.99%		$35,564	1.79%		(0.06%	)	(h	)	(h	)	120.02%
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	—	—	—	$18.46	4.59%		$35,073	1.76%		(0.30%	)	(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	$20.32	11.09%		$29,960	1.79%		0.25%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	$20.05	13.83%		$20,455	1.76%		0.21%		1.76%		0.21%		245.80%

Class C Shares
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$212	1.80%		(0.20%	)	(h	)	(h	)	25.51%
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94	(0.01)	—	(0.01)	$17.65	20.00%		$714	1.79%		(0.16%	)	(h	)	(h	)	120.02%
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)	—	(0.01)	$18.45	4.58%		$989	1.76%		(0.32%	)	(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	$20.30	11.04%		$965	1.79%		0.27%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	$20.03	13.89%		$866	1.75%		0.20%		1.75%		0.20%		245.80%

Class D Shares
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)	(0.12)	—	(0.12)	$14.96	(9.43%	)	$1,125,402	0.86%		0.77%		(h	)	(h	)	25.51%
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13	(0.13)	—	(0.13)	$17.96	21.07%		$1,240,520	0.85%		0.89%		(h	)	(h	)	120.02%
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00	(0.13)	—	(0.13)	$18.83	5.59%		$1,161,934	0.82%		0.64%		(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%		1.17%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.76	0.23	2.59	2.82	(0.22)	(2.81)	(3.03)	$20.55	14.95%		$1,137,817	0.80%		1.14%		0.80%		1.14%		245.80%

Class R Shares
Period Ended October 31, 2003 (d)	$17.32	—	0.63	0.63	—	—	—	$17.95	3.64%	(f)	$1	1.52%	(g)	0.07%	(g)	1.62%	(g)	(0.03%	)(g)	120.02%
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91	(0.03)	—	(0.03)	$18.83	5.08%		$1	1.27%		0.16%		(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%		0.95%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.78	0.18	2.60	2.78	(0.17)	(2.81)	(2.98)	$20.58	14.71%		$1	0.96%		0.93%		0.96%		0.93%		245.80%

Institutional Class Shares
Period Ended October 31, 2004 (e)	$19.00	0.03	(0.17)	(0.14)	(0.03)	—	(0.03)	$18.83	(0.74%	)(f)	$341	0.78%	(g)	0.54%	(g)	(h	)	(h	)	144.61%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%		0.81%		(h	)	(h	)	145.66%
Year Ended October 31, 2006	$20.76	0.22	2.61	2.83	(0.23)	(2.81)	(3.04)	$20.55	15.01%		$10,226	0.74%		1.11%		0.74%		1.11%		245.80%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(f)	Not annualized.
(g)	Annualized.
(h)	There were no fee reductions during the period.

See notes to financial statements.

2006 Annual Report	31

Gartmore Money Market Fund

For the annual period ended Oct. 31, 2006, the Gartmore Money Market Fund (Prime Shares) returned 4.35% versus 4.08% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 349 funds as of Oct. 31, 2006) was 3.99%.

U.S. inflation, as measured by the Consumer Price Index (CPI), increased 2.7% for the 12 months ended Oct. 31, 2006. While this measure falls just outside the Federal Reserve Board’s known comfort zone, the trend in recent months has been downward; thus, we believe that it is unlikely the Federal Reserve will tighten interest rates further anytime soon. During the past year, the Fed raised the federal funds target rate by 25 basis points on six occasions, ultimately reaching 5.25% by late June 2006. The Fed is expected to remain on the sidelines for the remainder of this year, however, and into next year. The general assessment of the economy has been positive but moderating, while the economic expansion finally matures.

On Oct. 31, 2006, the Fund held 56% of its assets in asset-backed securities, with 29% in variable-rate securities. Variable-rate holdings allowed the Fund to benefit from rising interest rates; Fund returns were higher than previous returns during this reporting period than in previous periods as a result of the Fed’s movements. Asset-backed commercial paper supply remained strong throughout the reporting period and typically provided returns that were four basis points higher than those of corporate alternatives.

With the Fed’s stance appearing to be secure into the next year, the Fund has lengthened its weighted average maturity to take advantage of higher yields available on longer maturities. Future interest-rate moves will be dependent on the rate of inflation and other specific economic data. With a few exceptions, leading economic indicators currently suggest continued moderate growth, which, as always, will be monitored closely by the Fed. The Fund is well diversified and positioned to go forward into a stable interest-rate environment.

Portfolio Manager:

Dan Blevins, CFA

32	Annual Report 2006

Fund Performance	Gartmore Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2006)

	1 Yr.	5 Yr.	10 Yr.
Institutional Class Shares[1]	4.40%	1.92%	3.43%
Service Class Shares[1]	4.17%	1.71%	3.29%
Prime Shares	4.35%	1.85%	3.39%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/06. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	33

Shareholder Expense Example	Gartmore Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Money Market Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual		$1,000.00	$1,023.90	$2.70	0.53%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.71	0.53%
Prime	Actual		$1,000.00	$1,023.60	$3.01	0.59%
	Hypothetical	[1]	$1,000.00	$1,022.03	$3.01	0.59%
Service Class	Actual		$1,000.00	$1,022.70	$3.87	0.76%
	Hypothetical	[1]	$1,000.00	$1,021.17	$3.88	0.76%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

34	Annual Report 2006

Portfolio Summary	Gartmore Money Market Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Commercial Paper	61.4%
Floating Rate Notes	26.2%
Corporate Bonds	5.8%
U.S. Government Sponsored and Agency Obligations	5.2%
Municipal Bond	1.2%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries
Asset-Backed Securities — Yankee	18.2%
Asset-Backed Trade & Term Receivables	11.6%
Asset-Backed Home Loans	6.9%
Asset-Backed — Residential Mortgages	5.6%
Asset-Backed — Yankee	4.6%
Security Brokers & Dealers	4.4%
Mortgage Bankers & Brokers	4.4%
Financial Services	4.1%
Finance Lessors	3.9%
Asset-Backed CDO — Trust Preferred	3.9%
Other Assets	32.4%

100.0%

Top Holdings
Nationwide Building Society, 5.24%, 02/20/07	2.4%
Greyhawk Funding LLC, 5.27%, 11/15/06	2.2%
Thornburg Mortgage Capital, 5.30%, 11/07/06	2.1%
PB Finance (Delaware), 5.29%, 11/21/06	2.1%
Kitty Hawk Funding Corp., 5.27%, 11/09/06	2.1%
Falcon Asset Securitization Corp., 5.27%, 11/06/06	2.0%
KLIO II Funding Corp., 5.29%, 12/05/06	2.0%
Yorkshire Building Society, 5.28%, 11/09/06	2.0%
Countrywide Home Loans, 5.37%, 11/01/06	2.0%
Golden Funding Corp., 5.26%, 01/31/07	1.9%
Other Assets	79.2%

100.0%

2006 Annual Report	35

Statement of Investments

October 31, 2006

Gartmore Money Market Fund

Commercial Paper (61.4%)

	Principal Amount	Value

AGRICULTURAL SERVICES (0.7%)
Cargill, Inc. (b) (0.7%)
5.32%, 11/09/06	$11,501,000	$11,487,403

ASSET-BACKED CDO - TRUST PREFERRED (3.9%)
Lockhart Funding LLC (b) (3.9%)
5.28%, 11/01/06	9,393,000	9,393,000
5.27%, 11/17/06	9,462,000	9,439,772
5.27%, 11/20/06	25,000,000	24,930,465
5.28%, 12/04/06	20,000,000	19,903,200

		63,666,437

ASSET-BACKED SECURITIES - DOMESTIC (2.0%)
CC USA, Inc. (b) (0.7%)
5.24%, 02/26/07	12,500,000	12,287,328

Harrier Financial Funding US LLC (b) (1.3%)
5.26%, 01/11/07	15,000,000	14,844,392
5.25%, 01/30/07	5,000,000	4,934,375

		19,778,767

		32,066,095

ASSET-BACKED HOME LOANS (6.9%)
Georgetown Funding Co. (b) (2.9%)
5.31%, 12/04/06	20,000,000	19,902,650
5.30%, 12/06/06	28,000,000	27,855,722

		47,758,372

Thornburg Mortgage Capital (b) (4.0%)
5.30%, 11/07/06	35,000,000	34,969,083
5.30%, 11/20/06	10,000,000	9,972,028
5.30%, 11/27/06	10,000,000	9,961,722
5.29%, 12/18/06	9,900,000	9,831,627

		64,734,460

		112,492,832

ASSET-BACKED - REPURCHASE AGREEMENT (2.7%)
Liquid Funding (b) (2.7%)
5.27%, 11/06/06	15,000,000	14,989,021
5.27%, 11/09/06	20,000,000	19,976,578
5.27%, 02/07/07	10,000,000	9,856,539

		44,822,138

	Principal Amount	Value

ASSET-BACKED - RESIDENTIAL MORTGAGES (5.6%)
KLIO II Funding Corp. (b) (2.6%)
5.28%, 11/22/06	$10,000,000	$9,969,200
5.29%, 12/05/06	32,500,000	32,337,626

		42,306,826

Ormond Quay Funding LLC (b) (3.0%)
5.27%, 11/06/06	10,000,000	9,992,681
5.30%, 11/10/06	25,000,000	24,966,875
5.26%, 01/22/07	15,000,000	14,820,283

		49,779,839

		92,086,665

ASSET-BACKED TRADE & TERM RECEIVABLES (11.6%)
Falcon Asset Securitization Corp. (b) (3.5%)
5.27%, 11/06/06	32,800,000	32,775,992
5.27%, 11/08/06	4,419,000	4,414,472
5.27%, 11/15/06	20,000,000	19,959,011

		57,149,475

Golden Funding Corp. (b) (1.9%)
5.26%, 01/31/07	31,277,000	30,861,138

Kitty Hawk Funding Corp. (b) (3.8%)
5.27%, 11/02/06	9,180,000	9,178,656
5.27%, 11/09/06	33,822,000	33,782,442
5.27%, 11/20/06	20,000,000	19,944,372

		62,905,470

Old Line Funding Corp. (b) (0.1%)
5.28%, 11/10/06	2,444,000	2,440,774

Preferred Receivables Funding (b) (2.3%)
5.27%, 11/03/06	6,359,000	6,357,138
5.26%, 11/07/06	24,370,000	24,348,602
5.26%, 11/15/06	7,600,000	7,584,454

		38,290,194

		191,647,051

ASSET-BACKED SECURITIES - YANKEE (9.2%)
Giro Funding Corp. (b) (3.1%)
5.28%, 11/01/06	10,557,000	10,557,000
5.28%, 11/13/06	25,000,000	24,955,999
5.30%, 11/14/06	3,453,000	3,446,391

36	Annual Report 2006

Commercial Paper (continued)

	Principal Amount	Value

ASSET-BACKED SECURITIES - YANKEE (continued)
Giro Funding Corp. (b) (continued)
5.28%, 11/17/06	$1,412,000	$1,408,687
5.26%, 01/16/07	10,478,000	10,361,648

		50,729,725

Greyhawk Funding LLC (b) (3.9%)
5.27%, 11/08/06	15,000,000	14,984,629
5.27%, 11/15/06	36,684,000	36,608,818
5.25%, 02/06/07	12,727,000	12,546,966

		64,140,413

K2 (USA) LLC (b) (0.4%)
5.28%, 11/08/06	6,690,000	6,683,132

Premier Asset Collateralized Entity LLC (b) (0.6%)
5.28%, 12/06/06	10,000,000	9,948,667

Stanfield Victoria Funding LLC (b) (1.2%)
5.28%, 11/20/06	20,211,000	20,154,679

		151,656,616

BANKS - FOREIGN (3.0%)
Barclays U.S. Funding Corp. (1.5%)
4.77%, 12/05/06	25,000,000	25,000,000

HBOS Treasury Services (1.4%)
5.26%, 11/22/06	4,600,000	4,585,886
5.46%, 09/20/07	18,000,000	18,000,000

		22,585,886

Westcap Capital Corp. (b) (0.1%)
5.27%, 01/03/07	1,960,000	1,941,924

		49,527,810

BUILDING SOCIETY (3.1%)
Yorkshire Building Society (3.1%)
5.28%, 11/09/06	32,138,000	32,100,238
5.24%, 04/02/07	18,548,000	18,138,027

		50,238,265

FINANCE LESSORS (3.9%)
PB Finance (Delaware) (3.9%)
5.29%, 11/21/06	35,000,000	34,897,139
5.27%, 12/11/06	10,000,000	9,941,444
5.28%, 01/22/07	20,000,000	19,759,467

		64,598,050

	Principal Amount	Value

FINANCE, TAXATION, & MONETARY POLICY (0.3%)
Sunshine State Governmental Financing Commission (b) (0.3%)
5.30%, 11/06/06	$4,181,000	$4,177,922

FINANCIAL SERVICES (4.1%)
Alliance & Leicester PLC (b) (0.2%)
5.28%, 11/06/06	3,000,000	2,997,800

Carrera Capital Finance LLC (b) (3.9%)
5.27%, 11/06/06	20,674,000	20,658,868
5.27%, 11/13/06	18,100,000	18,068,204
5.28%, 11/15/06	25,300,000	25,248,051

		63,975,123

		66,972,923

MORTGAGE BANKERS & BROKERS (4.4%)
Countrywide Home Loans (2.0%)
5.37%, 11/01/06	32,068,000	32,068,000

Nationwide Building Society (b) (2.4%)
5.24%, 02/20/07	40,000,000	39,353,733

		71,421,733

Total Commercial Paper		1,006,861,940

Floating Rate Notes (c) (26.2%)
ASSET-BACKED CDO (1.5%)
Commodore CDO I LTD (0.9%)
5.47%, 12/12/06	15,000,000	15,000,000

Newcastle CDO, Ltd. (b) (0.6%)
5.35%, 11/24/06	10,000,000	10,000,000

		25,000,000

ASSET-BACKED SECURITIES - DOMESTIC (3.4%)
Harrier Financial Funding US LLC (b) (1.5%)
5.29%, 09/13/07	25,000,000	24,998,918

Liquid Funding (b) (1.9%)
5.38%, 08/14/07	30,000,000	29,996,474

		54,995,392

2006 Annual Report	37

Statement of Investments (Continued)

October 31, 2006

Gartmore Money Market Fund (Continued)

Floating Rate Notes (c) (continued)

	Principal Amount	Value

ASSET-BACKED SECURITIES - YANKEE (9.0%)
K2 (USA) LLC (b) (2.1%)
5.33%, 08/28/07	$15,000,000	$14,998,194
5.32%, 10/24/07	20,000,000	19,998,044

		34,996,238

Premier Asset Collateralized Entity LLC (b) (3.3%)
5.30%, 02/08/07	15,000,000	14,999,905
5.34%, 06/25/07	20,000,000	19,998,991
5.33%, 09/17/07	20,000,000	19,999,128

		54,998,024

Sigma Finance Inc. (b) (1.3%)
5.32%, 10/02/07	15,000,000	14,998,623
5.37%, 11/21/07	6,000,000	6,001,612

		21,000,235

Stanfield Victoria Funding LLC (b) (2.3%)
5.29%, 08/15/07	17,000,000	16,997,995
5.30%, 10/25/07	20,000,000	19,998,604

		36,996,599

		147,991,096

BANKS - DOMESTIC (0.8%)
Wells Fargo & Co. (0.8%)
5.37%, 01/02/08	13,000,000	13,000,000

BANKS - MORTGAGE (2.0%)
Northern Rock PLC (2.0%)
5.46%, 10/09/07	12,500,000	12,500,000
5.36%, 02/03/10	20,000,000	20,000,000

		32,500,000

INSURANCE (2.3%)
Allstate Life Global Funding (b) (2.3%)
5.31%, 12/27/06	10,000,000	10,000,000
5.37%, 10/05/07	15,000,000	15,000,000
5.33%, 11/27/07	12,500,000	12,500,000

		37,500,000

PERSONAL CREDIT INSTITUTIONS (2.8%)
General Electric Capital Corp. (1.6%)
5.45%, 07/09/07	19,000,000	19,000,000
5.45%, 10/17/07	7,000,000	7,000,000

		26,000,000

	Principal Amount	Value

PERSONAL CREDIT INSTITUTIONS (continued)
HSBC Americas, Inc. (1.2%)
5.35%, 12/24/07	$20,000,000	$20,000,000

		46,000,000

SECURITY BROKERS & DEALERS (4.4%)
Bear Stearns Cos., Inc. (2.4%)
5.30%, 01/12/07	20,000,000	20,000,000
5.31%, 10/12/07	20,000,000	20,000,000

		40,000,000

Goldman Sachs Group, Inc. (0.8%)
5.37%, 02/22/07	13,000,000	13,000,000

Morgan Stanley Dean Witter & Co. (1.2%)
5.34%, 12/03/07	20,000,000	20,000,000

		73,000,000

Total Floating Rate Notes		429,986,488

Corporate Bonds (5.8%)
ASSET-BACKED – DOMESTIC (1.2%)
Harrier Financial Funding US LLC (b) (1.2%)
5.48%, 09/20/07	20,000,000	20,000,000

ASSET-BACKED - YANKEE (4.6%)
K2 (USA) LLC (b) (1.2%)
5.43%, 05/29/07	20,000,000	20,000,000

Sigma Finance Inc. (b) (2.8%)
4.85%, 01/26/07	20,000,000	20,000,000
5.25%, 05/04/07	15,000,000	15,000,000
5.50%, 06/05/07	10,000,000	10,000,000

		45,000,000

Stanfield Victoria Funding LLC (b) (0.6%)
5.72%, 06/25/07	10,000,000	10,000,000

Total Corporate Bonds		95,000,000

38	Annual Report 2006

U.S. Government Sponsored & Agency Obligations (5.2%)

	Principal Amount	Value

Federal Home Loan Bank (2.1%)
5.00%, 12/21/06	$10,000,000	$10,000,000
5.05%, 03/28/07	10,000,000	10,000,000
5.52%, 09/18/07	15,000,000	15,000,000

		35,000,000

Federal Home Loan Mortgage Corp. (3.1%)
4.50%, 11/03/06	15,000,000	15,000,000
4.50%, 11/09/06	15,150,000	15,150,000
5.38%, 06/12/07	20,000,000	20,000,000

		50,150,000

Total U.S. Government Sponsored & Agency Obligations		85,150,000

Municipal Bond (1.2%)

	Principal Amount	Value

FLORIDA (1.2%)
Florida Hurricane Catastrophe (1.2%)
5.33%, 11/15/07	$20,000,000	$20,000,000

Total Municipal Bond		20,000,000

Total Investments (Cost $1,636,998,428) (a) — 99.8%		1,636,998,428

Other assets in excess of liabilities — 0.2%		3,795,346

NET ASSETS — 100.0%		$1,640,793,774

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on October 31, 2006. The maturity date represents the actual maturity date.
CDO	Collateralized Debt Obligation

See notes to financial statements.

2006 Annual Report	39

Statement of Assets and Liabilities

October 31, 2006

Gartmore Money Market Fund
Assets:
Investments, at value (cost $1,636,998,428)	$1,636,998,428
Cash	623
Interest and dividends receivable	6,457,851
Receivable for capital shares issued	1,002,404
Prepaid expenses	3,414

Total Assets	1,644,462,720

Liabilities
Distributions payable	51,175
Payable for capital shares redeemed	2,642,201
Accrued expenses and other payables
Investment advisory fees	548,957
Fund administration and transfer agent fees	187,557
Distribution fees	750
Administrative servicing fees	31,399
Trustee fees	237
Compliance program fees (Note 3)	16,517
Other	190,153

Total Liabilities	3,668,946

Net Assets	$1,640,793,774

Represented by:
Capital	$1,640,816,639
Accumulated net investment income (loss)	(9,040)
Accumulated net realized gains (losses) on investment transactions	(13,825)

Net Assets	$1,640,793,774

Net Assets:
Institutional Class Shares	$1,271,826,097
Service Class Shares	9,900,895
Prime Shares	359,066,782

Total	$1,640,793,774

Shares outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,271,894,015
Service Class Shares	9,901,058
Prime Shares	359,289,586

Total	1,641,084,659

Net asset value and redemption price per share:
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See notes to financial statements.

40	Annual Report 2006

Statement of Operations

For the Year Ended October 31, 2006

Gartmore Money Market Fund
INVESTMENT INCOME:
Interest income	$77,825,974
Dividend income	244,592

Total Income	78,070,566

Expenses:
Investment advisory fees	6,310,450
Fund administration and transfer agent fees	1,608,440
Distribution fees Service Class	10,000
Administrative servicing fees Service Class	8,114
Administrative servicing fees Prime Shares	168,259
Registration and filing fees	55,195
Trustee fees	55,072
Compliance program fees (Note 3)	31,383
Other	620,717

Total expenses before reimbursed expenses	8,867,630
Distribution fees voluntarily waived — Service Class	(3,604)
Earnings credit (Note 5)	(49,476)

Net Expenses	8,814,550

Net investment income (Loss)	69,256,016

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(1,715)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$69,254,301

See notes to financial statements.

2006 Annual Report	41

Statements of Changes in Net Assets

	Gartmore Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$69,256,016	$37,684,589
Net realized gains (losses) on investment transactions	(1,715)	(1,927)

Change in net assets from operations	69,254,301	37,682,662

Distributions to Institutional Class Shareholders from:
Net investment income	(54,530,562)	(29,469,125)

Distributions to Service Class Shareholders from:
Net investment income	(277,277)	(125,918)

Distributions to Prime Class Shareholders from:
Net investment income	(14,457,219)	(8,089,546)

Change in net assets from shareholder distributions	(69,265,058)	(37,684,589)

Change in net assets from capital transactions	(226,383,585)	246,856,378

Change in net assets	(226,394,342)	246,854,451

Net Assets:
Beginning of period	1,867,188,116	1,620,333,665

End of period	$1,640,793,774	$1,867,188,116

Accumulated net investment income (loss) at end of period	$(9,040)	$2

See notes to financial statements.

42	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Money Market Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$727,791,142	$1,612,122,138
Dividends reinvested	54,550,726	30,702,262
Cost of shares redeemed	(1,035,994,303)	(1,336,678,883)

	(253,652,435)	306,145,517

Service Class Shares
Proceeds from shares issued	11,225,616	10,375,235
Dividends reinvested	276,130	131,417
Cost of shares redeemed	(8,309,404)	(9,749,220)

	3,192,342	757,432

Prime Shares
Proceeds from shares issued	256,104,186	240,503,800
Dividends reinvested	13,850,982	8,075,815
Cost of shares redeemed	(245,878,660)	(308,626,186)

	24,076,508	(60,046,571)

Change in net assets from capital transactions	$(226,383,585)	$246,856,378

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	727,791,028	1,612,122,138
Reinvested	54,550,726	30,702,261
Redeemed	(1,035,994,303)	(1,336,678,882)

	(253,652,549)	306,145,517

Service Class Shares
Issued	11,225,616	10,375,235
Reinvested	276,130	131,417
Redeemed	(8,309,404)	(9,749,220)

	3,192,342	757,432

Prime Shares
Issued	256,104,087	240,503,720
Reinvested	13,850,982	8,075,815
Redeemed	(245,878,660)	(308,626,186)

	24,076,409	(60,046,651)

Total change in shares	(226,383,798)	246,856,298

See notes to financial statements.

2006 Annual Report	43

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Money Market Fund

		Investment Activities		Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.12%	(c)	$8,606	0.59%	(d)	1.25%	(d)	(e	)	(e	)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.77%		$1,214,406	0.56%		0.73%		(e	)	(e	)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.73%		$1,219,343	0.54%		0.73%		(e	)	(e	)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.41%		$1,525,487	0.55%		2.40%		(e	)	(e	)
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.40%		$1,271,826	0.54%		4.32%		(e	)	(e	)

Service Class Shares
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.11%		$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.59%		$8,473	0.75%		0.89%		0.92%		0.72%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.52%		$5,952	0.75%		0.51%		0.78%		0.48%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.21%		$6,710	0.75%		2.30%		0.88%		2.16%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.17%		$9,901	0.75%		4.14%		0.80%		4.09%

Prime Shares
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.23%		$1,177,541	0.70%		1.22%		(e	)	(e	)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.69%		$470,771	0.64%		0.73%		(e	)	(e	)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.67%		$395,038	0.60%		0.66%		(e	)	(e	)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.36%		$334,991	0.60%		2.31%		(e	)	(e	)
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.35%		$359,067	0.59%		4.27%		(e	)	(e	)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions in this period.

See notes to financial statements.

44	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Growth Fund (“Growth”)

- Gartmore Nationwide Fund (“Nationwide”)

- Gartmore Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) in which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

The Nationwide Fund is permitted to hold foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Nationwide Fund, the Nationwide Fund will fair value its foreign

2006 Annual Report	45

Notes to Financial Statements (Continued)

October 31, 2006

investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Nationwide Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of CS First Boston and Nomura Securities which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. As of October 31, 2006, the Funds did not have any open futures.

46	Annual Report 2006

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds with the exception of the Money Market Fund, may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2006, the following Funds had securities with the following market value on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*
Growth	$17,433,934	$17,676,046
Nationwide	98,092,323	100,640,679
*	Includes securities and cash collateral.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Growth and Nationwide Funds and is declared daily and paid monthly for the Money Market Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”“) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in SubChapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

2006 Annual Report	47

Notes to Financial Statements (Continued)

October 31, 2006

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for GMF is as follows for the year ended October 31, 2006:

Fund	Fee Schedule	Total Fees
Growth and Nationwide	$0 up to $250 million	0.60%
	$250 million up to $1 billion $1 billion up to $2 billion $2 billion up to $5 billion $5 billion or more	0.575% 0.55% 0.525% 0.50%
Money Market	$0 up to $1 billion	0.40%
	On the next $1 billion On the next $3 billion On $5 billion and more	0.38% 0.36% 0.34%

GMF and the Money Market Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.59% for all share classes until at least February 28, 2007.

GMF may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

48	Annual Report 2006

As of the year ended October 31, 2006, the cumulative potential reimbursements for the Money Market Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
Money Market	$1,937	$1,938	$—

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares
Growth	0.25%	1.00%	1.00%	0.50%	n/a
Nationwide	0.25%	1.00%	1.00%	0.50%	n/a
Money Market	n/a	n/a	n/a	n/a	0.15%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments.

The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $317,447 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $257,898 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$ 1 billion up to $3 billion	0.19%
$ 3 billion up to $4 billion	0.15%
$ 4 billion up to $5 billion	0.08%
$ 5 billion up to $10 billion	0.05%
$ 10 billion up to $12 billion	0.03%
$ 12 billion or more	0.02%
*

The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds

2006 Annual Report	49

Notes to Financial Statements (Continued)

October 31, 2006

(collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Allocations Fund: Moderate, Gartmore Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

For the year ended October 31, 2006, Nationwide Financial Services received the following amounts in administrative services fees from each Fund:

Fund	Amount
Growth	$40,001
Nationwide	580,521
Money Market	169,050

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

4. Short-Term Trading Fees

The Funds (except the Money Market Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to

50	Annual Report 2006

shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2006, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Growth	$1,887
Nationwide	4,591
Money Market	798

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce its fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Growth	$637,200,685	$692,503,118
Nationwide	3,096,571,674	3,243,730,313

Purchases and sales of U.S. Government securities for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Money Market	$88,000,000	$—

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2006 Annual Report	51

Notes to Financial Statements (Continued)

October 31, 2006

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Growth	$—	$—	$—	$—
Nationwide	116,125,526	68,221,381	184,346,907	184,346,907
Money Market	67,418,306	—	67,418,306	67,418,306

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Growth	$793,990	$—	$793,990	$793,990
Nationwide	17,184,288	6,053,402	23,237,690	23,237,690
Money Market	34,471,949	—	34,471,949	34,471,949

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Growth	$—	$—	$—	$—	$(246,403,603)	$12,473,570	$(233,930,033)
Nationwide	67,067,724	70,707,148	137,774,872	—	—	85,290,521	223,065,393
Money Market	6,688,596	—	6,688,596	(6,697,636)	(13,825)	—	(22,865)
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and return of capital adjustments from real estate investment trusts.

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth	$202,953,969	$13,813,332	$(1,339,762)	$12,473,570
Nationwide	1,297,788,481	102,936,103	(17,645,582)	85,290,521
Money Market	1,636,998,428	—	—	—

52	Annual Report 2006

As of October 31, 2006, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Growth	$169,160,174	2009
Growth	71,971,609	2010
Money Market	1,238	2008
Money Market	7,994	2010
Money Market	951	2012
Money Market	1,927	2013
Money Market	1,715	2014

As of October 31, 2006, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires
Growth	$2,635,910	2008
Growth	1,317,955	2009
Growth	1,317,955	2010

Recently Issued Accounting Pronouncements–On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2006 Annual Report	53

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Growth Fund, Gartmore Nationwide Fund and Gartmore Money Market Fund (three series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

54	Annual Report 2006

Supplemental Information

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Nationwide	$3,181,052

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Nationwide	3%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Nationwide	$68,221,381

2006 Annual Report	55

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

56	Annual Report 2006

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association - College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2006 Annual Report	57

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Morley Financial Services, Inc. (“MFS”),[3] NorthPoint Capital, LLC (NorthPoint”),[3] NWD Management & Research Trust (“NWDMRT”),[3] NWD Investment Management, Inc. (“NWDIM”),[3] Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.,[3] as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management , Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A

58	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2006 Annual Report	59

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

6	NorthPointe Small Cap Growth Fund
12	NorthPointe Small Cap Value Fund

27	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust (the “Adviser”), investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

Dear Shareholders:

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset class than their large-cap and even mid-cap counterparts. This means that more

2	Annual Report 2006

opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

2006 Annual Report	3

Message to Shareholders

Continued

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term, risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed- market

4	Annual Report 2006

country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Lipper scores listed are based on monthly data. Lipper scores are subject to change every month. The Lipper Average is a straight average of the specific Lipper Universe.

This information is provided for educational purposes only and should not be considered investment advice. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved or that a diversified portfolio will produce better results than a non-diversified one.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Views expressed within are as of the date noted and are subject to change at any time.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

2006 Annual Report	5

NorthPointe Small Cap Growth Fund

For the annual period ended Oct. 31, 2006, the NorthPointe Small Cap Growth Fund (Institutional Service Class at NAV) returned 21.38% versus 17.07% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 561 funds as of Oct. 31, 2006) was 12.82%.

Small-capitalization stocks continued their dominance over large- and mid-cap stocks during the reporting period. The exception to that trend occurred during May through July, when stocks declined sharply and investors became concerned about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at its August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

Regardless of the market environment, our uncompromising focus on managing individual stock risk within the portfolio and finding high-quality stocks that are trading at attractive valuations continues to set us apart. As a result, the Fund outperformed its benchmark Index during the reporting period. The largest contributors to Fund performance during the reporting period included Crocs, Inc. (manufacturer of shoes), Rudolph Technologies, Inc. (supplier of equipment to semiconductor manufacturers), and Encore Medical Corp. (supplier of orthopedic devices). We continue to own shares in these companies.

Underperforming Fund holdings during the reporting period were Genesee & Wyoming Inc. (operator of short-line railroads), Sirenza Microdevices, Inc. (provider of technology products) and Parlux Fragrances, Inc. (maker of prestige fragrances). Genesee & Wyoming and Sirenza experienced temporary operational disruptions, but we expect solid future results. We believe that the growth prospects for these companies remain strong, thus we continue to own these stocks. We sold our shares in Parlux Fragrances due to concerns about the company’s strategic direction.

The Fund’s positioning remained relatively the same throughout the reporting period. The portfolio remains underweight in the health-care, energy and materials sectors, and it is overweight in the technology, consumer staples and financials sectors. Currently, the largest positions in the Fund are Celadon Group, Inc. (industrials), inVentiv Health, Inc. (health care) and SunOpta Inc. (consumer staples). The positioning of the Fund’s portfolio is a direct result of our bottom-up, fundamental research process.

Our outlook for the small-cap market remains upbeat, and we have several reasons for our optimism. First, increasingly we are finding good earnings growth companies with solid balance sheets trading at attractive valuations. Second, the steep decline in the prices of energy and raw materials is likely to have a marked effect on the level of economic growth in 2007.

Portfolio Managers:

Carl Wilk, CFP and Karl Knas, CFA

6	Annual Report 2006

Fund Performance	NorthPointe Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2006)

		1 Yr.	Inception[1]
Class A	w/o SC6	20.98%	17.96%
	w/SC3	14.04%	14.66%
Class B	w/o SC6	20.22%	17.17%
	w/SC4	15.22%	15.96%
Class C	w/o SC6	20.22%	17.17%
	w/SC5	19.22%	17.17%
Class R2		20.96%	17.76%
Institutional Service Class[2]		21.38%	18.29%
Institutional Class[2]		21.45%	18.38%

[1]	Fund commenced operations on September 29, 2004.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000 Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth is an unmanaged index that measures the performance of small-cap stocks of U.S. companies that seem to offer a growth bias.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	7

Shareholder Expense Example	NorthPointe Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

NorthPointe Small Cap Growth Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$958	$6.66	1.35%
	Hypothetical	[1]	$1,000	$1,018	$6.89	1.35%
Class B	Actual		$1,000	$954	$10.34	2.10%
	Hypothetical	[1]	$1,000	$1,014	$10.72	2.10%
Class C	Actual		$1,000	$954	$10.34	2.10%
	Hypothetical	[1]	$1,000	$1,014	$10.72	2.10%
Class R	Actual		$1,000	$958	$7.50	1.52%
	Hypothetical	[1]	$1,000	$1,017	$7.76	1.52%
Institutional Service Class	Actual		$1,000	$960	$5.33	1.08%
	Hypothetical	[1]	$1,000	$1,020	$5.51	1.08%
Institutional Class	Actual		$1,000	$960	$5.44	1.10%
	Hypothetical	[1]	$1,000	$1,019	$5.61	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

8	Annual Report 2006

Portfolio Summary	NorthPointe Small Cap Growth Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.6%
Repurchase Agreements	4.9%
Liabilities in excess of other assets	–1.5%

100.0%

Top Industries
Semiconductors	10.1%
Transportation	9.6%
Business Services	6.2%
Computer Software & Services	5.4%
Distribution	5.0%
Financial Services	5.0%
Pharmaceuticals	4.2%
Retail	4.0%
Telecommunications	3.7%
Electronics	3.7%
Other Assets	43.1%

100.0%

Top Holdings*
Celadon Group, Inc.	2.0%
Kforce, Inc.	2.0%
Interwoven, Inc.	1.9%
InVentive Health, Inc.	1.8%
LKQ Corp.	1.8%
Penson Worldwide, Inc.	1.8%
World Acceptance Corp.	1.8%
Central European Distribution Corp.	1.7%
World Fuel Services Corp.	1.7%
Supertex, Inc.	1.7%
Other Assets	81.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	9

Statement of Investments

October 31, 2006

NorthPointe Small Cap Growth Fund

Common Stocks (96.6%)

	Shares or Principal Amount	Value

Advertising (1.0%)
24/7 Real Media, Inc. (b)	66,200	$655,380

Aerospace & Defense (1.0%)
LMI Aerospace, Inc. (b)	32,977	669,103

Banks (3.1%)
East West Bancorp, Inc.	19,100	697,341
Royal Bancshares of Pennsylvania, Inc., Class A	26,500	726,100
Vineyard National Bancorp Co.	25,000	546,000

		1,969,441

Business Services (6.2%)
Barrett Business Services, Inc. (b)	27,400	585,264
InVentive Health, Inc. (b)	41,000	1,172,600
Kforce, Inc. (b)	85,900	1,285,923
Radiant Systems, Inc. (b)	84,800	933,648

		3,977,435

Casino Services (2.3%)
Monarch Casino & Resort, Inc. (b)	36,500	809,570
Shuffle Master, Inc. (b)	23,000	643,540

		1,453,110

Chemicals & Allied Products (0.6%)
American Vanguard Corp.	26,083	412,627

Computer Software & Services (5.4%)
Electronics for Imaging, Inc. (b)	35,200	832,128
Interwoven, Inc. (b)	97,200	1,236,384
Smith Micro Software, Inc. (b)	32,900	559,629
Synchronoss Technologies, Inc. (b)	84,714	853,070

		3,481,211

Consulting Services (1.7%)
CRA International, Inc. (b)	21,000	1,067,430

Consumer Products (2.7%)
Central Garden & Pet Co. (b)	17,500	874,475
Jarden Corp. (b)	24,000	863,520

		1,737,995

Distribution (5.0%)
Andersons, Inc.	26,700	959,865

	Shares or Principal Amount	Value

Distribution (continued)
Central European Distribution Corp. (b)	44,400	$1,126,872
LKQ Corp. (b)	50,100	1,159,314

		3,246,051

Diversified Manufacturing (1.3%)
Actuant Corp.	16,800	862,512

Electronics (3.7%)
Cyberoptics Corp. (b)	67,700	858,436
Novatel, Inc. — CA (b)	18,000	671,580
TTM Technologies, Inc. (b)	69,345	842,542

		2,372,558

Energy (1.1%)
Verasun Energy Corp. (b)	38,600	709,854

Financial Services (5.0%)
Medallion Financial Corp.	75,000	896,250
Penson Worldwide, Inc. (b)	47,325	1,150,944
World Acceptance Corp. (b)	22,900	1,144,771

		3,191,965

Food (1.1%)
SunOpta, Inc. — CA (b)	71,600	705,260

Healthcare (2.7%)
Healthspring, Inc. (b)	41,406	833,917
Option Care, Inc.	70,000	886,900

		1,720,817

Industrial Products & Equipment (1.0%)
Brady Corp., Class A	17,700	654,900

Insurance (3.0%)
Navigators Group, Inc. (The) (b)	19,700	927,279
ProAssurance Corp. (b)	20,000	974,000

		1,901,279

Internet Content (1.2%)
TheStreet.com, Inc.	86,200	784,420

Lasers (1.9%)
Cutera, Inc. (b)	10,398	296,239
Cymer, Inc. (b)	20,100	931,233

		1,227,472

10	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Lottery Services (1.2%)
Scientific Games Corp. (b)	28,400	$796,052

Machinery & Equipment (3.6%)
Flow International Corp. (b)	55,000	647,900
Gehl Co. (b)	32,900	938,966
Lufkin Industries, Inc.	12,000	724,080

		2,310,946

Medical Products (2.3%)
Angiodynamics, Inc. (b)	35,800	775,070
Bio Reference Laboratories, Inc. (b)	30,000	708,900

		1,483,970

Multimedia (1.5%)
Sonic Solutions (b)	59,100	953,874

Oil & Gas (3.0%)
TETRA Technologies, Inc. (b)	30,900	800,310
World Fuel Services Corp.	26,000	1,118,520

		1,918,830

Pharmaceuticals (4.2%)
Noven Pharmaceuticals, Inc. (b)	34,700	770,687
Sciele Pharma, Inc. (b)	46,300	1,009,803
West Pharmaceutical Services, Inc.	22,000	924,880

		2,705,370

Restaurants (1.5%)
Buffalo Wild Wings, Inc. (b)	19,000	982,300

Retail (4.0%)
Crocs, Inc. (b)	25,200	998,424
Jos. A. Bank Clothiers, Inc. (b)	31,300	929,297
United Retail Group, Inc. (b)	35,000	628,950

		2,556,671

Semiconductors (10.1%)
Diodes, Inc. (b)	23,400	1,030,536
ON Semiconductor Corp. (b)	161,500	1,004,530
Rudolph Technologies, Inc. (b)	44,000	777,040
Silicon Image, Inc. (b)	74,351	879,572
Silicon Motion Technology Corp. ADR — KY (b)	59,040	907,445
Supertex, Inc. (b)	25,100	1,114,691
Varian Semiconductor Equipment Associates, Inc. (b)	21,500	784,535

		6,498,349

Telecommunications (3.7%)
J2 Global Communications, Inc. (b)	30,600	$839,664
Radyne Corp. (b)	71,000	717,100

	Shares or Principal Amount	Value

Telecommunications (continued)
Sirenza Microdevices, Inc. (b)	113,600	832,688

		2,389,452

Transportation (9.6%)
American Commercial Lines, Inc. (b)	15,000	962,250
Atlas Air Worldwide Holdings, Inc. (b)	24,500	1,114,505
Celadon Group, Inc. (b)	69,400	1,301,944
Genesee & Wyoming, Inc. Class A (b)	38,800	1,089,892
Greenbrier Cos., Inc. (The)	26,200	982,500
Marten Transport (b)	42,800	728,028

		6,179,119

Veterinary Diagnostics (0.9%)
VCA Antech, Inc. (b)	18,900	611,793

Total Common Stocks		62,187,546

Repurchase Agreements (4.9%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,623,054, collateralized by U.S. Government Agency Mortgages with a market value of $1,655,280	$1,622,821	1,622,821

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $1,549,646, collateralized by U.S. Government Agency Mortgages with a market value of $1,580,414	1,549,423	1,549,423

Total Repurchase Agreements		3,172,244

Total Investments (Cost $58,462,033) (a) — 101.5%		65,359,790

Liabilities in excess of other assets — (1.5)%		(952,012)

NET ASSETS — 100.0%		$64,407,778

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depository Receipt
CA	Canada
KY	Cayman Islands

See notes to financial statements.

2006 Annual Report	11

NorthPointe Small Cap Value Fund

For the annual period ended Oct. 31, 2006, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 18.07% versus 19.98% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 689 funds as of Oct. 31, 2006) was 16.40%.

Small-capitalization stocks continued their dominance over large- and mid-cap stocks during the reporting period. The exception to that trend occurred during May through July, when stocks declined sharply and investors became concerned about worsening inflation and the possibility that the Federal Reserve Board might increase interest rates further than expected. As the summer progressed, however, inflation remained in check and the economy appeared to be slowing, providing the Federal Reserve with the flexibility it needed to hold rates steady at its August, September and October Federal Open Market Committee meetings. Adding to the positive backdrop late in the reporting period were a relatively benign hurricane season and a sharp decline in crude oil and natural gas prices.

During the reporting period, our stock selection for the Fund was the weakest in the financials and information technology sectors. One of the Fund’s financials sector holdings, Scottish Re Group Ltd., a provider of reinsurance services, was affected by fears of insolvency; this surprise led to a dramatic decline in the company’s stock. We sold the Fund’s position in Scottish Re because we were unable to confirm the company’s ability to remain solvent. Information technology sector Fund holding SafeNet, Inc. faced problems with its business plan execution that ultimately led to the departure of the firm’s chief financial officer and an abandoned acquisition; this provider of infrastructure software products also was faced with a stock option expense investigation. In light of these developments, we eliminated the Fund’s position in SafeNet.

Conversely, our stock selection for the Fund was strongest in the industrials and materials sectors. Industrials name Robbins & Myers, Inc. and materials name Allegheny Technologies Inc. were particularly strong performers for the Fund. Robbins & Myers, a manufacturer of pumps and processing equipment, benefited from strong oil and gas and chemical end markets, while vastly improving the pharmaceutical segment of its business. This relatively small market cap company increased its visibility with investors by delivering strong quarterly earnings that exceeded Wall Street expectations. Allegheny Technologies manufactures specialty metals, and the company’s earnings benefited from a strong global commodity environment.

The market currently is dealing with many uncertainties, including the direction of interest rates, the future of economic growth and the sustainability of consumer spending. In response to such an environment, we have positioned the Fund slightly more defensively, reflected by our overweight positions in the health-care and telecommunications sectors. We are optimistic about the overall market, however, because we continue to find individual companies with strong fundamental outlooks across all sectors. The steep decline in the prices of energy and raw materials is likely to temper any decline in economic growth. In addition, the combination of a moderating economy and attractive valuations is likely to further fuel merger-and-acquisition activity, providing a solid underpinning for equity valuations.

Our objective remains the same—to buy, at attractive valuations, well-positioned companies in which we see tangible evidence of fundamental improvement. As 2007 unfolds, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style can provide the potential for favorable results.

Portfolio Managers:

Jeffrey Petherick, CFA and Mary Champagne, CFA

12	Annual Report 2006

Fund Performance	NorthPointe Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2006)

	1 Yr.	5 Yr.	Inception[1]
Institutional Class	18.07%	14.70%	13.54%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	13

Shareholder Expense Example	NorthPointe Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2006 and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

NorthPointe Small Cap Value Fund			Beginning Account Value, 5/1/06	Ending Account Value, 10/31/06	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual		$1,000.00	$991.50	$5.02	1.00%
	Hypothetical	[1]	$1,000.00	$1,019.96	$5.10	1.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

14	Annual Report 2006

Portfolio Summary	NorthPointe Small Cap Value Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	95.4%
Repurchase Agreements	3.8%
Other assets in excess of liabilities	0.8%

100.0%

Top Industries
Real Estate	10.8%
Commercial Banks	8.8%
Telecommunications	7.3%
Health Care Providers & Services	5.0%
Insurance	3.8%
Chemicals	3.7%
Computers & Peripherals	3.7%
Machinery	3.7%
Specialty Retail	3.3%
Internet Software & Services	2.9%
Other Assets	47.0%

100.0%

Top Holdings*
Trammell Crow Co.	1.5%
Advanta Corp., Class B	1.3%
BankUnited Financial Corp., Class A	1.3%
Triad Guaranty, Inc.	1.3%
Banner Corp.	1.3%
SVB Financial Group	1.2%
InVentive Health, Inc.	1.2%
Per-Se Technologies, Inc.	1.2%
Perrigo Co.	1.2%
Colonial BancGroup, Inc.	1.2%
Other Assets	87.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	15

Statement of Investments

October 31, 2006

NorthPointe Small Cap Value Fund

Common Stocks (95.4%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.6%)
United Industrial, Corp.	4,600	$207,046

Agricultural Operations (0.8%)
The Andersons, Inc.	7,500	269,625

Airlines (0.7%)
Continental Airlines, Inc. (b)	6,300	232,344

Chemicals (3.7%)
Airgas, Inc.	4,700	177,707
Hercules, Inc. (b)	14,900	271,180
Minerals Technologies, Inc.	3,500	193,060
RPM International, Inc.	12,800	245,120
Sensient Technologies Corp.	8,200	189,010
Spartech Corp.	4,700	128,780

		1,204,857

Coal (0.8%)
Foundation Coal Holdings, Inc.	7,400	271,654

Commercial Banks (8.8%)
BankUnited Financial Corp., Class A	15,700	423,429
Banner Corp.	9,300	404,178
Colonial BancGroup, Inc.	15,800	376,672
First Indiana, Corp.	12,800	326,656
First Midwest Bancgroup, Inc.	6,740	256,322
Greene County Bancshares, Inc.	6,500	245,050
Security Bank Corp.	15,430	373,869
SVB Financial Group (b)	8,700	400,374

		2,806,550

Commercial Services & Supplies (0.8%)
Tetra Tech, Inc. (b)	13,400	243,612

Computers & Peripherals (3.7%)
F5 Networks, Inc. (b)	2,900	191,951
Hutchinson Technology, Inc. (b)	9,500	219,925
Komag, Inc. (b)	8,600	328,950
Sonic Solutions (b)	14,600	235,644
THQ, Inc. (b)	7,500	225,525

		1,201,995

Consumer Finance (1.3%)
Advanta Corp., Class B	10,993	431,365

	Shares or Principal Amount	Value

Consumer Products (0.7%)
Tupperware Corp.	10,500	$222,915

Containers & Packaging (1.7%)
Caraustar Industries, Inc. (b)	24,600	266,418
Silgan Holdings, Inc.	6,510	269,319

		535,737

Electric Utilities (2.9%)
Allete, Inc.	8,300	374,330
Cleco Corp.	11,800	303,260
IDACORP, Inc.	6,700	264,181

		941,771

Electronic Equipment & Instruments (0.5%)
Kemet Corp. (b)	20,600	151,410

Energy Equipment & Services (2.3%)
Hanover Compressor Co. (b)	19,500	361,140
Hornbeck Offshore Services, Inc. (b)	5,829	210,369
Power-One, Inc. (b)	27,200	186,048

		757,557

Filtration & Separation Products (1.1%)
CLARCOR, Inc.	10,800	351,864

Food & Staples Retailing (0.8%)
Casey’s General Stores, Inc.	11,000	266,970

Food Products (0.3%)
Reddy Ice Holdings, Inc.	4,120	98,880

Gas Utilities (0.7%)
South Jersey Industries, Inc.	7,100	219,603

Health Care Providers & Services (5.0%)
AMN Healthcare Services, Inc. (b)	13,809	349,230
Chemed Corp.	5,900	209,391
IntraLase Corp. (b)	13,300	261,478
InVentive Health, Inc. (b)	13,900	397,540
Per-Se Technologies, Inc. (b)	15,600	381,888

		1,599,527

Hotels Restaurants & Leisure (2.9%)
CEC Entertainment, Inc. (b)	4,100	141,327
Denny’s Corp. (b)	41,800	177,650

16	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Hotels Restaurants & Leisure (continued)
Jack in the Box, Inc. (b)	2,400	$134,664
Rare Hospitality International, Inc. (b)	8,100	255,231
Vail Resorts, Inc. (b)	5,700	220,305

		929,177

Household Durables (0.5%)
Jarden Corp. (b)	4,850	174,503

Insurance (3.8%)
National Financial Partners Corp.	9,500	374,299
Seabright Insurance Holdings, Inc. (b)	16,570	271,914
The Hanover Insurance Group, Inc.	7,300	331,055
Tower Group, Inc.	7,330	259,116

		1,236,384

Internet Software & Services (2.9%)
Internet Capital Group, Inc. (b)	27,960	293,021
Jupitermedia Corp. (b)	33,100	290,949
ValueClick, Inc. (b)	10,000	188,000
Website Pros, Inc. (b)	16,400	176,136

		948,106

Leisure Equipment & Products (2.4%)
K2, Inc. (b)	14,700	200,802
MarineMax, Inc. (b)	7,900	225,229
RC2 Corp. (b)	7,700	347,886

		773,917

Life Sciences Tools & Services (1.1%)
Varian, Inc. (b)	7,700	361,053

Machinery (3.7%)
ESCO Technologies, Inc. (b)	8,100	351,702
Federal Signal, Corp.	9,700	148,022
Gardner Denver, Inc. (b)	3,900	132,561
Robbins & Myers, Inc.	8,900	342,561
Trinity Industries, Inc.	5,900	212,754

		1,187,600

Media (1.7%)
Gemstar-TV Guide International, Inc. (b)	83,000	288,840

	Shares or Principal Amount	Value

Media (continued)
Lions Gate Entertainment Corp. — CA (b)	23,700	$240,081
Salem Communications Corp.	1,570	20,865

		549,786

Medical (0.7%)
Invitrogen Corp. (b)	3,800	220,438

Metals & Mining (1.3%)
Royal Gold, Inc.	5,300	156,032
Stillwater Mining Co. (b)	24,200	260,150

		416,182

Motion Picture & Video Production (0.2%)
Dreamworks Animation SKG, Inc. (b)	2,000	52,900

Office Supplies (0.6%)
Acco Brands Corp. (b)	8,100	196,830

Oil & Gas (1.9%)
CNX Gas Corp. (b)	8,100	211,815
Warren Resources, Inc. (b)	11,000	129,690
WGL Holdings, Inc.	8,600	279,070

		620,575

Pharmaceuticals (1.9%)
K-V Pharmaceutical Co. (b)	10,900	243,288
Perrigo Co.	21,100	377,479

		620,767

Production Technology Equipment (0.6%)
Cymer, Inc. (b)	4,200	194,586

Real Estate (10.8%)
American Campus Communities, Inc.	11,400	303,582
Annaly Mortgage Management, Inc.	28,150	369,328
BioMed Realty Trust, Inc.	7,980	257,195
Eagle Hospitality Properties Trust	21,440	201,107
First Industrial Realty Trust	5,200	239,044
First Potomac Realty Trust	8,300	256,802
JER Investors Trust, Inc.	20,700	371,772
KKR Financial Corp.	9,800	262,934
Medical Properties Trust, Inc.	16,390	222,576

2006 Annual Report	17

Statement of Investments (Continued)

October 31, 2006

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate (continued)
Newcastle Investment Corp.	6,600	$195,822
Trammell Crow Co. (b)	9,731	474,387
Winston Hotels, Inc.	23,500	284,350

		3,438,899

Retail (2.7%)
New York & Co., Inc. (b)	15,400	200,200
Payless Shoesource, Inc. (b)	8,700	232,725
Phillips-Van Heusen Corp.	6,100	279,136
United Retail Group, Inc. (b)	9,200	165,324

		877,385

Semiconductors & Semiconductor Equipment (1.2%)
Cirrus Logic, Inc. (b)	29,200	206,152
Photronics, Inc. (b)	12,000	167,880

		374,032

Software (1.1%)
Intergraph Corp. (b)	4,300	187,867
Parametric Technology Corp. (b)	8,520	166,481

		354,348

Specialty Retail (3.3%)
Aeropostale, Inc. (b)	5,500	161,205
Hot Topic, Inc. (b)	9,900	100,089
Jos. A. Bank Clothiers, Inc. (b)	6,400	190,016
Sonic Automotive, Inc.	10,800	284,040
Tween Brands, Inc. (b)	3,900	163,098
United Auto Group, Inc.	7,700	176,946

		1,075,394

Telecommunications (7.3%)
3Com Corp. (b)	37,900	184,194
Arris Group, Inc. (b)	20,000	268,000
C-COR, Inc. (b)	37,000	369,630
Cogent Communications Group, Inc. (b)	21,800	308,688
Covad Communications Group, Inc. (b)	150,000	199,500
Dobson Communications Corp. (b)	35,700	277,032
Finisar Corp. (b)	97,000	337,560
Iowa Telecommunications Services, Inc.	9,500	189,430
Mastec, Inc. (b)	21,200	232,140

		2,366,174

Thrifts & Mortgage Finance (1.9%)
First Place Financial Corp.	8,796	$204,859
Triad Guaranty, Inc. (b)	7,900	406,929

		611,788

	Shares or Principal Amount	Value

Trading Companies & Distributors (0.7%)
Interline Brands, Inc. (b)	9,500	227,430

Transportation (0.9%)
American Commercial Lines, Inc. (b)	4,500	288,675

Waste Disposal (1.1%)
Waste Connections, Inc. (b)	8,500	345,865

Wire & Cable Products (0.6%)
General Cable Corp. (b)	4,900	184,240

Wireless Equipment (0.4%)
CalAmp Corp. (b)	17,500	116,374

Total Common Stocks		30,758,690

Repurchase Agreements (3.8%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $632,903, collateralized by U.S. Government Agency Mortgages with a market value of $645,470	$632,812	632,812

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $604,278, collateralized by U.S. Government Agency Mortgages with a market value of $616,276	604,191	604,191

Total Repurchase Agreements		1,237,003

Total Investments (Cost $29,718,635) (a) — 99.2%		31,995,693

Other assets in excess of liabilities — 0.8%		271,328

NET ASSETS — 100.0%		$32,267,021

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
CA	Canada

See notes to financial statements.

18	Annual Report 2006

Statements of Assets and Liabilities

October 31, 2006

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
Assets:
Investments, at value (cost $55,289,789 and $28,481,632; respectively)	$62,187,546	$30,758,690
Repurchase agreements, at cost and value	3,172,244	1,237,003

Total Investments	65,359,790	31,995,693

Interest and dividends receivable	17,975	18,443
Receivable for investments sold	737,933	932,728
Prepaid expenses	353	220

Total Assets	66,116,051	32,947,084

Liabilities:
Payable to custodian	—	7,500
Payable for investments purchased	1,642,991	641,370
Accrued expenses and other payables
Investment advisory fees	46,858	20,166
Fund administration and transfer agent fees	6,965	3,206
Distribution fees	7	—
Administrative servicing fees	11	—
Trustee fees	7	4
Compliance program fees (Note 3)	412	165
Other	11,022	7,652

Total Liabilities	1,708,273	680,063

Net Assets	$64,407,778	$32,267,021

Represented by:
Capital	$52,331,497	$26,120,452
Accumulated net investment income (loss)	—	—
Accumulated net realized gains (losses) from investment transactions	5,178,524	3,869,511
Net unrealized appreciation (depreciation) on investments	6,897,757	2,277,058

Net Assets	$64,407,778	$32,267,021

Net Assets:
Class A Shares	$18,969	$—
Class B Shares	1,392	—
Class C Shares	1,392	—
Class R Shares	1,407	—
Institutional Service Class Shares	1,420	—
Institutional Class Shares	64,383,198	32,267,021

Total	$64,407,778	$32,267,021

See notes to financial statements.

2006 Annual Report	19

Statements of Assets and Liabilities (Continued)

October 31, 2006

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,463		—
Class B Shares	109		—
Class C Shares	109		—
Class R Shares	109		—
Institutional Service Class Shares	109		—
Institutional Class Shares	4,931,441		2,754,088

Total	4,933,340		2,754,088

Net asset value and redemption price per share (net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.96		$—
Class B Shares (a)	$12.77		$—
Class C Shares (b)	$12.77		$—
Class R Shares	$12.91		$—
Institutional Service Class Shares	$13.04	(c)	$—
Institutional Class Shares	$13.06		$11.72

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.75		$—

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at October 31, 2006. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See notes to financial statements.

20	Annual Report 2006

Statements of Operations

For the Year Ended October 31, 2006

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
INVESTMENT INCOME:
Interest income	$85,484	$60,039
Dividend income	122,375	331,429
Income from securities lending	231	4

Total Income	208,090	391,472

Expenses:
Investment advisory fees	480,852	233,282
Fund administration and transfer agent fees	49,479	29,495
Distribution fees Class A	35	—
Distribution fees Class B	14	—
Distribution fees Class C	14	—
Distribution fees Class R	4	—
Administrative servicing fees Class A	6	—
Administrative servicing fees Class R	1	—
Administrative servicing fees Institutional Service Class	1	—
Registration and filing fees	23,876	—
Trustee fees	1,627	921
Compliance program fees (Note 3)	863	403
Other	28,507	28,232

Total expenses before reimbursed expenses	585,279	292,333
Earnings credit (Note 5)	(304)	(130)
Expenses reimbursed	(28,148)	(17,755)
Expenses voluntarily reduced by Administrator	(3)	—

Net Expenses	556,824	274,448

Net Investment Income (Loss)	(348,734)	117,024

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions	5,727,129	3,959,515
Net change in unrealized appreciation/depreciation on investments	4,266,207	584,739

Net realized/unrealized gains (losses) on investments	9,993,336	4,544,254

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,644,602	$4,661,278

See notes to financial statements.

2006 Annual Report	21

Statements of Changes in Net Assets

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(348,734)	$(406,466)	$117,024	$173,761
Net realized gains (losses) on investment transactions	5,727,129	3,804,514	3,959,515	5,765,598
Net change in unrealized appreciation/depreciation on investments	4,266,207	2,824,368	584,739	(1,593,752)

Change in net assets resulting from operations	9,644,602	6,222,416	4,661,278	4,345,607

Distributions to Class A Shareholders from:
Net realized gains on investments	(101)	—	—	—

Distributions to Class B Shareholders from:
Net realized gains on investments	(101)	—	—	—

Distributions to Class C Shareholders from:
Net realized gains on investments	(101)	—	—	—

Distributions to Class R Shareholders from:
Net realized gains on investments	(101)	—	—	—

Distributions to Institutional Service Class Shareholders from:
Net realized gains on investments	(101)	—	—	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(126,326)	(177,262)
Net realized gains on investments	(3,594,886)	—	(5,340,226)	(7,680,667)

Change in net assets from shareholder distributions	(3,595,391)	—	(5,466,552)	(7,857,929)

Change in net assets from capital transactions	17,279,218	(14,941,130)	8,003,425	(3,575,161)

Change in net assets	23,328,429	(8,718,714)	7,198,151	(7,087,483)

Net Assets:
Beginning of period	41,079,349	49,798,063	25,068,870	32,156,353

End of period	$64,407,778	$41,079,349	$32,267,021	$25,068,870

Accumulated net investment income (loss) at end of period	$—	$—	$—	$—

See notes to financial statements.

22	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,884	$—	$—	$—
Dividends reinvested	101	—	—	—

	16,985	—	—	—

Class B Shares
Dividends reinvested	101	—	—	—

	101	—	—	—

Class C Shares
Dividends reinvested	101	—	—	—

	101	—	—	—

Class R Shares
Dividends reinvested	101	—	—	—

	101	—	—	—

Institutional Service Class
Dividends reinvested	101	—	—	—

	101	—

Institutional Class Shares
Proceeds from shares issued	13,893,471	14,000,073	5,874,998	175,000
Dividends reinvested	3,594,883	—	4,503,637	7,634,747
Cost of shares redeemed (a)	(226,525)	(28,941,203)	(2,375,210)	(11,384,908)

	17,261,829	(14,941,130)	8,003,425	(3,575,161)

Change in net assets from capital transactions	$17,279,218	$(14,941,130)	$8,003,425	$(3,575,161)

(a)	Includes redemption fees, if any.

See notes to financial statements.

2006 Annual Report	23

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2006	Year Ended October 31, 2005
SHARE TRANSACTIONS:
Class A Shares
Issued	1,354	—	—	—
Reinvested	9	—	—	—

	1,363	—	—	—

Class B Shares
Reinvested	9	—	—	—

	9	—	—	—

Class C Shares
Reinvested	9	—	—	—

	9	—	—	—

Class R Shares
Reinvested	9	—	—	—

	9	—	—	—

Institutional Service Class Shares
Reinvested	9	—	—	—

	9	—	—	—

Institutional Class Shares
Issued	1,126,102	1,211,225	532,778	15,138
Reinvested	315,341	—	431,559	629,899
Redeemed	(18,821)	(2,458,373)	(214,373)	(870,005)

	1,422,622	(1,247,148)	749,964	(224,968)

Total change in shares	1,424,021	(1,247,148)	749,964	(224,968)

See notes to financial statements.

24	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.48	0.47	—	—	$10.47	4.70%	(e)	$1	1.50%	(f)	(1.17%	)(f)	9.82%	(f)	(9.48%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.13)	1.33	1.20	—	—	$11.67	11.46%		$1	1.58%		(1.11%	)	1.69%		(1.22%	)	144.08%
Year Ended October 31, 2006	$11.67	(0.09)	2.39	2.30	(1.01)	(1.01)	$12.96	20.98%		$19	1.40%		(0.97%	)	1.45%		(1.02%	)	98.72%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.47	0.46	—	—	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	—	—	$11.58	10.71%		$1	2.02%		(1.79%	)	2.10%		(1.87%	)	144.08%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%		$1	2.10%		(1.73%	)	2.22%		(1.85%	)	98.72%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.47	0.46	—	—	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	—	—	$11.58	10.71%		$1	2.02%		(1.79%	)	2.11%		(1.87%	)	144.08%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%		$1	2.10%		(1.73%	)	2.14%		(1.77%	)	98.72%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.47	0.46	—	—	$10.46	4.60%	(e)	$1	1.73%	(f)	(1.17%	)(f)	8.65%	(f)	(6.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.16)	1.33	1.17	—	—	$11.63	11.19%		$1	1.55%		(1.41%	)	1.56%		(1.43%	)	144.08%
Year Ended October 31, 2006	$11.63	(0.14)	2.43	2.29	(1.01)	(1.01)	$12.91	20.96%		$1	1.23%		(1.10%	)	1.23%		(1.10%	)	98.72%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.48	0.47	—	—	$10.47	4.70%	(e)	$1	1.04%	(f)	(0.74%	)(f)	8.22%	(f)	(7.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.10)	1.33	1.23	—	—	$11.70	11.75%		$1	1.19%		(0.87%	)	1.40%		(1.08%	)	144.08%
Year Ended October 31, 2006	$11.70	(0.10)	2.45	2.35	(1.01)	(1.01)	$13.04	21.38%		$1	1.35%		(0.77%	)	1.35%		(0.77%	)	98.72%

Institutional Class Shares
Period Ended October 31, 2004 (d) (g)	$10.00	(0.01)	0.48	0.47	—	—	$10.47	4.70%	(e)	$49,793	1.07%	(f)	(1.02%	)(f)	2.18%	(f)	(2.14%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.12)	1.36	1.24	—	—	$11.71	11.84%		$41,074	1.10%		(0.81%	)	1.19%		(0.89%	)	144.08%
Year Ended October 31, 2006	$11.71	(0.07)	2.43	2.36	(1.01)	(1.01)	$13.06	21.45%		$64,383	1.10%		(0.69%	)	1.16%		(0.74%	)	98.72%

(a)	Excludes sales charges.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2006 Annual Report	25

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover

Institutional Class Shares
Year Ended October 31, 2002	$11.14	0.06	(0.69)	(0.63)	(0.06)	(0.63)	(0.69)	$9.82	(6.43%	)	$29,961	1.00%	0.52%	1.06%	0.46%	105.59%
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)	—	(0.04)	$13.53	38.25%		$39,328	1.00%	0.25%	1.01%	0.23%	102.63%
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)	(0.74)	(0.77)	$14.43	12.65%		$32,156	0.99%	0.19%	1.00%	0.18%	135.45%
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)	(3.91)	(3.99)	$12.51	15.39%		$25,069	1.00%	0.61%	1.03%	0.59%	164.93%
Year Ended October 31, 2006	$12.51	0.05	1.86	1.91	(0.05)	(2.65)	(2.70)	$11.72	18.07%		$32,267	1.00%	0.43%	1.07%	0.36%	154.88%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

26	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005; the redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- NorthPointe Small Cap Growth Fund (“Small Cap Growth”)

- NorthPointe Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Funds Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

2006 Annual Report	27

Notes to Financial Statements (Continued)

October 31, 2006

The Funds holding foreign equity securities (the “Foreign Equity Funds”) may value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. The Funds did not have any futures contracts during the year ended October 31, 2006.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

28	Annual Report 2006

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2006, the Funds did not have securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns and distributions from Real Estate Investment Trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary

2006 Annual Report	29

Notes to Financial Statements (Continued)

October 31, 2006

of NWD Management & Research Trust (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. Among other services provided by GMF to the Funds, GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, NorthPointe Capital, LLC (“NorthPointe”), for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadvisers is as follows for the year ended October 31, 2006:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Small Cap Growth	All Assets	0.95%	—	0.95%
Small Cap Value	All Assets	0.85%	—	0.85%

GMF with respect to Small Cap Value and NorthPointe with respect to Small Cap Growth, and those respective Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 1.10% for all classes of Small Cap Growth and 1.00% for the Institutional Class of Small Cap Value until at least February 28, 2007.

GMF may request and receive reimbursement from the Small Cap Value Fund and NorthPointe may request and receive reimbursement from the Small Cap Growth Fund of the advisory/subadvisory fees waived and other expenses reimbursed by GMF and/or NorthPointe pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the fees were waived or expenses reimbursed if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF or NorthPointe is not permitted.

For the year ended October 31, 2006, the cumulative potential reimbursements of the Small Cap Growth Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NorthPointe would be:

Fund	Amount Fiscal Year 2004	Amount Fiscal Year 2005	Amount Fiscal Year 2006
Small Cap Growth	$7,391	$44,324	$28,148

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s distributor, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Small Cap Growth	0.25%	1.00%	1.00%	0.50%

30	Annual Report 2006

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares of the Small Cap Growth Fund. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. GDSI also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the year ended October 31, 2006, GDSI received commissions of $0 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund, of which $0 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining

2006 Annual Report	31

Notes to Financial Statements (Continued)

October 31, 2006

shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of October 31, 2006, the advisers or affiliates of the advisers directly held 77% of the shares outstanding of the Small Cap Growth Fund.

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

4. Short-Term Trading Fees

The Small Cap Growth Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2006, the Fund had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the year ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earning credits are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2006, are summarized as follows:

Fund	Purchases	Sales
Small Cap Growth	$60,233,121	$48,724,874
Small Cap Value	43,933,169	40,962,985

32	Annual Report 2006

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2006, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Small Cap Growth	$3,595,391	$—	$3,595,391	$3,595,391
Small Cap Value	2,908,566	2,557,986	5,466,552	5,466,552

The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Small Cap Growth	$—	$—	$—	$—
Small Cap Value	1,994,975	5,862,954	7,857,929	7,857,929

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Small Cap Growth	$2,171,148	$3,138,064	$5,309,212	$6,767,069	$12,076,281
Small Cap Value	2,085,766	1,884,055	3,969,821	2,176,748	6,146,569
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Growth	$58,592,721	$7,851,434	$(1,084,365)	$6,767,069
Small Cap Value	29,818,945	2,723,678	(546,930)	2,176,748

2006 Annual Report	33

Notes to Financial Statements (Continued)

October 31, 2006

Recently Issued Accounting Pronouncements – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

34	Annual Report 2006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NorthPointe Small Cap Growth Fund and NorthPointe Small Cap Value Fund (two series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

2006 Annual Report	35

Supplemental Information

1. Other Federal Tax Information (Unaudited)

For the period ended October 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For the period ended October 31, 2006, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Small Cap Growth	$80,822
Small Cap Value	410,695

For the taxable year ended October 31, 2006, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Small Cap Growth	2%
Small Cap Value	14%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Small Cap Value	$2,557,986

36	Annual Report 2006

Management Information

October 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

2006 Annual Report	37

Management Information

October 31, 2006 (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance Annuity Association-College Retirement Equity Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

38	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Morley Financial Services, Inc. (“MFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] NWD Management & Research Trust (“NWDMRT”),[3] NWD Investment Management, Inc. (“NWDIM”),[3] Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.,[3] as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

2006 Annual Report	39

Management Information

October 31, 2006 (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40	Annual Report 2006

AnnualReport

October 31, 2006

Contents

2	Message to Shareholders

Concept Series
6	Gartmore Hedged Core Equity Fund
15	Gartmore Market Neutral Fund

Core Equity Series
27	Gartmore Small Cap Core Fund
36	Gartmore Small Cap Growth Opportunities Fund
43	Gartmore Small Cap Value Fund

61	Notes to Financial Statements

Commentary provided by Gartmore Mutual Fund Capital Trust (the “Adviser”), investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute the Advisers’ judgment as of the date of this report and are subject to change without notice.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ Advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information call, 800-848-0920.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.nwdfunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

December 15, 2006

This reporting period has been a time of change for our company. First, in September 2006, our parent company, Nationwide Mutual Insurance Company (Nationwide), completed the sale of the U.K.-based Gartmore Investment Management Ltd. (Gartmore U.K.). As a result of the sale, on November 30, 2006, Gartmore Global Investments, the U.S. division of Nationwide’s asset management business, changed its name to NWD Investments. All of the mutual funds advised by NWD Investments, however, will retain the Gartmore Funds name until May 2007. In addition, Gartmore U.K. will continue to act as subadviser for a number of Gartmore Funds, and, as a result, investors in those funds that include foreign exposure can expect “business as usual”. Nationwide has been examining how best to align NWD Investments as a part of its operations since the sale of Gartmore U.K. and on December 21, 2006, announced that it had reached a preliminary agreement of terms to sell NWD Investment’s retail operations to Nationwide Financial Services, Inc.

Second, I must report that this will be my final shareholder letter. Effective December 15, 2006, John Grady, who joined our firm in October as transition manager, was named as president of NWD Investments and was elected by the Gartmore Funds Board of Trustees to the role of president and chief executive officer. I’m confident that John’s extensive background in this industry will serve NWD Investments well as the company prepares for its next chapter of growth. I have enjoyed serving all of you, and I wish you much success in the years to come.

Market Overview

Global stock markets delivered strong gains for the year ended October 31, 2006, but the period was not without its share of volatility. During the first six months, the markets did a good job of advancing despite the headwinds of rising crude oil prices, interest-rate hikes by the Federal Reserve Board and the replacement of retiring Federal Reserve Chairman Alan Greenspan by Ben Bernanke. The central bank’s May 10 rate hike, however, marked a critical turning point. Disappointment that the Fed did not stand pat, together with concerns about inflationary pressures and the possibility of further rate hikes, triggered sharp declines in global stock markets. Small-capitalization stocks and growth sectors such as technology generally suffered the most during the sell-off.

Throughout the summer, inflation moderated a bit, and more evidence of a slowing U.S. economy emerged. The Fed reacted by leaving interest rates unchanged at its August, September and October meetings. Falling energy prices in the final months of the reporting period provided further fuel for the markets, sparking a rebound in stock prices. For the one-year reporting period, the S&P 500® Index recorded a return of 16.34%. A weak U.S. dollar helped lift foreign markets to even better returns; the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index posted a gain of 28.04%. Value stocks maintained a commanding lead over growth shares during the period, while small-cap issues topped larger caps.

It’s Official—We’re Lipper’s best “Overall Small Fund Family”

From the beginning, we’ve made it our mission to be good stewards of our investors’ money. Stewardship can be measured in various ways, but in the mutual fund business, investment performance is one obvious yardstick. That’s why we’re delighted to have been honored with the best “Overall Small Fund Family” award at the 2006 Lipper Fund Awards. Significantly, this award was not based on results tallied over just one year. According to Lipper, a key factor in the selection process was our consistent, strong risk-adjusted returns in several different asset classes relative to those of our peers for three years ended December 31, 2005. We appreciate this recognition of our commitment to delivering returns for our investors, and we consider the award a validation of our approach.

International Fund Highlights

Our confidence in our non-U.S. subadvised funds was amply rewarded during the one-year reporting period. For example, the Gartmore Worldwide Leaders Fund posted a gain of 26.22%*, compared with 21.91% for the MSCI World IndexSM. The Fund’s performance placed the Fund in the top 4% among its Lipper peer group, Global Large-Cap Core Funds (consisting of 59 funds as of October 31, 2006). In recognition of the Gartmore Worldwide Leaders Fund’s outstanding track record, it received the nod as Best Global Large-Cap Core Fund at the 2006 Lipper Fund Awards. Also meriting mention was the Gartmore International Growth Fund, whose 38.22% return went above and beyond the 28.91% return posted by the MSCI All Country World excluding U.S. Index and earned it a ranking in the top 1% among its Lipper peer group, International Multi-Cap Core Funds (consisting of 904 funds as of October 31, 2006).

Small-Cap Lineup Delivers Strong Results

Our commitment to small-cap investing remains an important theme. Offering several investment choices, including funds that invest in companies that may receive scant attention from the vast majority of Wall Street analysts, small caps typically are a much less efficient asset

2	Annual Report 2006

Dear Shareholders:

class than their large-cap and even mid-cap counterparts. This means that more opportunities may exist for our experienced portfolio managers to identify and potentially capitalize on mispriced stocks. Our success in this area was reflected in strong performance during the past year across most of our small-cap products.

One of our newer entries, the Gartmore Small Cap Leaders Fund, offers exposure to both growth and value opportunities through two separate “sleeves” or subportfolios, each with its own management team. During the one-year reporting period, this Fund delivered a 30.65% return, far surpassing the 19.98% result of the Russell 2000® Index. The Fund also finished in the top 2% of Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). The Gartmore Small Cap Fund delivered comparable results, with a 30.98% return, beating the same benchmark, the Russell 2000 Index. Notably, this Fund also posted exceptionally strong performance over longer periods of time, placing in the top 2% of its peers among Lipper Small-Cap Core Funds (consisting of 689 funds as of October 31, 2006). for the five years ended October 31, 2006.

To further broaden investors’ choices in the small-cap area and to leverage the experience of our seasoned portfolio managers, we introduced three new funds near the end of September 2006: the Gartmore Small Cap Growth Opportunities Fund, the Gartmore Small Cap Core Fund and the Gartmore Small Cap Value Fund. At the same time, we debuted two absolute-return products: the Gartmore Market Neutral Fund and the Gartmore Hedged Core Equity Fund. These two products are designed for more conservative investors looking for a fund that offers a mix of long and short positions, as well as the potential for lower correlation with the broader equity markets.

Diversifying with Sector Funds

Once an investor has built a solid portfolio around a select group of core funds, sector funds may offer an effective way to enhance both long-term performance and diversification. In this category, several funds with a global scope performed well, including the Gartmore Global Natural Resources Fund, with a 22.87% gain that outdistanced the 17.96% return of its benchmark, the Goldman Sachs Natural Resources Index. Also finishing the period in fine form was the Gartmore Global Utilities Fund, with a return of 27.56%—performance that was good enough to surpass that of the Fund’s composite benchmark of 60% MSCI World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM, which returned 25.61%. Last of all, amid considerable volatility for technology stocks, the Gartmore Global Technology and Communications Fund posted a 13.48% return, handily beating the 10.35% return of the Goldman Sachs Technology Composite Index (GSTI®), our benchmark for this Fund.

Strategically combining core equity and fixed-income funds with sector exposure is exhibited in our Gartmore Optimal Allocations “fund of funds” series. We now offer five variations on this theme, three of which are designed to be complete asset allocation solutions: these are the Aggressive, Moderately Aggressive and Moderate Funds within the Optimal Allocations series—each with different mixes of underlying funds—targeting specific risk levels fitting those descriptions. The Gartmore Optimal Allocations Fund: Specialty is intended for investors who already have core investments in place and seek to enhance their overall risk-adjusted returns by exposure to a select group of specialty funds. After the one-year reporting period closed, moreover, we launched the Gartmore Optimal Allocations Fund: Defensive. This new offering is designed for investors who have a lower tolerance for risk and want to complement a core holding by seeking sustainable real returns as a hedge against possible economic deterioration, including inflation, deflation or rising interest rates.

With asset allocation models designed by Ibbotson Associates, a leading authority on asset allocation, the Optimal Allocations Funds are designed to expand an average investor’s “efficient frontier”—that is, they seek to provide the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. The results to date have been gratifying: for the one-year reporting period, all four Optimal Allocations funds placed in the top quartile of their respective Lipper peer groups (consisting of 592 Mixed-Asset Target Allocation Growth Funds, 414 Mixed-Asset Target Allocation Moderate Funds, 904 Multi-Cap Core Funds and 104 Specialty/Miscellaneous Funds as of October 31, 2006).

Short-Term Shortfall from Long-Term Winner

Although the Gartmore U.S. Growth Leaders Fund, which is managed by one of our talented, veteran portfolio managers, Christopher Baggini, struggled during this reporting period with a return of 1.77%, the Fund’s longer-term record remained enviable: its five-year return of 10.98% was well ahead of the S&P 500 Index’s 7.26% gain, and the Fund occupied the 8th percentile versus other Lipper Multi-Cap Growth Funds (consisting of 332 funds as of Oct. 31, 2006).

2006 Annual Report	3

Message to Shareholders

Continued

We Appreciate Your Business

We take the charge of managing your assets very seriously. While other companies might make that same claim, we can point to our recent company-level and fund-specific Lipper awards as evidence that we have “walked the talk”. As we close the books on an eventful year—both for the markets and for our company—you can be sure that NWD Investments will continue its pursuit of superior long-term, risk-adjusted returns for the benefit of you, our valued shareholders.

Paul J. Hondros

John H. Grady

*	All Gartmore Funds performance returns are Class A at NAV, except where noted.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. The firm competed with 17 eligible small fund families, defined as groups with at least three equity, three bond and three mixed-equity portfolios that received Consistent Return scores as of Dec. 31, 2005. Consistent Return is a quantitative metric that incorporates two characteristics: risk-adjusted return and the strength of the fund’s performance trend. Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible groups. The fund family with the lowest average decile rank received the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

For the “Global Large Cap Core Funds” award, Lipper determined the award winner by calculating the highest Consistent Return over the three-year time period ended Dec. 31, 2005. Gartmore Funds competed among 16 global large-cap core portfolios to win the award.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs and IPOs may cause a Fund to have greater risk and volatility and higher expenses than those of other investments.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore Funds. Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments. There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Index returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of each Index would be lower. It is not possible to invest directly in an Index.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

4	Annual Report 2006

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Each Fund may be subject to specific investment risks such as those associated with sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives, REITs, IPOs, and in smaller companies. These strategies may cause these Funds to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in these Funds are more fully detailed within the Funds prospectus.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Third-party information has been obtained from and is based on sources the Firm believes to be reliable.

Views expressed above are as of the date noted and are subject to change at any time.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.nwdfunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428.

As of September 29, 2006, Gartmore Funds and its U.S. operations, as well as the Funds’ advisers, distributor, and other service providers, are no longer affiliated with Gartmore Investment Management plc (Gartmore U.K.) or other Gartmore international businesses. Certain Gartmore U.S. companies, and marketing materials related to them, will continue to carry the Gartmore name for the next several months under the terms of an agreement with Gartmore U.K. For more information, please call 800-848-0920.

2006 Annual Report	5

Gartmore Hedged Core Equity Fund

The Gartmore Hedged Core Equity Fund was launched Sept. 29, 2006, and, as of Oct. 31, 2006, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, set forth below is a description of the Fund’s investment objective.

The Fund’s primary goal is to seek long-term capital appreciation by establishing long and short positions in large-capitalization stocks.

Under normal circumstances, the Fund will have both long and short positions in equity securities, primarily common stocks of large-cap companies that are organized under the laws of the United States and have their principal places of business in the United States, or whose stock is traded primarily in the United States. The Fund follows a long/short strategy in seeking to achieve long-term capital appreciation and lessen downside volatility by selling stock short to protect its unrealized gains in certain securities and/or to produce capital gains. The portfolio manager targets an allocation of 80% to 100% in long positions and 30% to 35% in short sales as a percentage of net assets, generally resulting in a target net (i.e., combined long and short) position of 65%.

The Fund cannot guarantee that it will achieve its investment objective. As is true of nearly every fund, the value of the Fund’s investments—and, therefore, the value of Fund shares—may fluctuate.

Portfolio Manager:

Joseph A. Cerniglia, CFA

6	Annual Report 2006

Fund Performance	Gartmore Hedged Core Equity Fund

Total Return

(For period ended October 31, 2006)

		Inception[1]
Class A	w/o SC6	2.50%
	w/SC3	-3.39%
Class B	w/o SC6	2.40%
	w/SC4	-2.60%
Class C	w/o SC6	2.40%
	w/SC5	1.40%
Class R2		2.40%
Institutional Service Class[2]		2.50%
Institutional Class[2]		2.50%

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Hedged Core Equity Fund, Russell 1000 Index (Russell 1000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 is an unmanaged index of approximately 1,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	7

Shareholder Expense Example	Gartmore Hedged Core Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 29, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Hedged Core Equity Fund			Beginning Account Value 9/29/06	Ending Account Value 10/31/06	Expenses Paid During Period		Annualized Expense Ratio
Class A	Actual		$1,000.00	$1,025.00	$2.11	(a)	2.30%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.42	$2.08	(b)	2.30%	(b)
Class B	Actual		$1,000.00	$1,024.00	$3.28	(a)	3.59%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.25	$3.25	(b)	3.59%	(b)
Class C	Actual		$1,000.00	$1,024.00	$3.28	(a)	3.59%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.25	$3.25	(b)	3.59%	(b)
Class R	Actual		$1,000.00	$1,024.00	$2.96	(a)	3.23%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.58	$2.93	(b)	3.23%	(b)
Institutional Service Class	Actual		$1,000.00	$1,025.00	$2.30	(a)	2.51%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.23	$2.27	(b)	2.51%	(b)
Institutional Class	Actual		$1,000.00	$1,025.00	$2.19	(a)	2.39%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.34	$2.17	(b)	2.39%	(b)
[1]	Represents the hypothetical 5% return before expenses.
(a)	Information shown reflects values using the expense ratios and rates of return for the period September 29, 2006 (commencement of operations) to October 31, 2006.
(b)	Information shown reflects values using the expense ratios from September 29, 2006 (commencement of operations) to October 31, 2006 and has been annualized to reflect for the period from September 29, 2006 to October 31, 2006.

8	Annual Report 2006

Portfolio Summary	Gartmore Hedged Core Equity Fund

October 31, 2006	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.4%
Repurchase Agreements	4.7%
Liabilities in excess of other assets	-1.1%

100.0%

Top Industries
Financial Services	13.0%
Telecommunications	8.6%
Semiconductors	5.7%
Consumer Products	5.7%
Crude Petroleum & Natural Gas	5.5%
Pharmaceuticals	4.4%
Aerospace & Defense	4.3%
Banks	4.1%
Oil Company Exploration & Production	4.0%
Retail	3.8%
Other Assets	40.9%

100.0%

Top Holdings*
Time Warner, Inc.	3.0%
Citigroup, Inc.	2.5%
New Plan Excel Realty Trust	2.3%
Johnson & Johnson	2.2%
Goldman Sachs Group, Inc. (The)	2.2%
Raytheon Co.	2.1%
International Business Machines Corp.	2.0%
Microsoft Corp.	2.0%
JPMorgan Chase & Co.	1.8%
Altria Group, Inc.	1.7%
Other Assets	78.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	9

Portfolio Summary	Gartmore Hedged Core Equity Fund

October 31, 2006	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	28.5%
Other Assets	71.5%

100.0%

Top Industries
Medical	4.5%
Real Estate Investment Trusts	3.4%
Telecommunications	3.2%
Financial Services	3.1%
Consumer Products	1.8%
Computer Software	1.6%
Tobacco	1.6%
Photographic Equipment	1.6%
Business Services	1.4%
Oil Company Exploration & Production	1.0%
Other Assets	76.8%

100.0%

Top Holdings
Cablevision Systems Corp.	1.8%
General Growth Properties, Inc.	1.6%
Loews Corp. — Carolina Group	1.6%
United Dominion Realty Trust, Inc.	1.6%
Eastman Kodak Co.	1.6%
IMS Health, Inc.	1.5%
Clorox Co.	1.5%
Dun & Bradstreet Corp. (The)	1.5%
Pitney Bowes, Inc.	1.4%
Allergan, Inc.	1.4%
Other Assets	84.5%

100.0%

10	Annual Report 2006

Statement of Investments

October 31, 2006

Gartmore Hedged Core Equity Fund

Common Stocks - Long Positions (c) (96.4%)

	Shares or Principal Amount	Value

Aerospace & Defense (4.3%)
Goodrich Co.	1,200	$52,908
Northrop Grumman Corp.	900	59,751
Raytheon Co.	2,200	109,890

		222,549

Airlines (0.6%)
Southwest Airlines Co.	2,100	31,563

Banks (4.1%)
Bank of America Corp.	1,600	86,192
Hudson City Bancorp, Inc.	4,700	64,531
Wachovia Corp.	1,100	61,050

		211,773

Beverages (1.4%)
PepsiCo, Inc.	1,100	69,784

Biotechnology (1.4%)
PerkinElmer, Inc.	3,300	70,488

Brewery (0.7%)
Molson Coors Brewing Co., Class B	500	35,590

Building & Construction (2.9%)
Lennar Corp.	1,000	47,480
Lowe’s Cos., Inc.	1,600	48,224
Martin Marietta Materials, Inc.	600	52,800

		148,504

Business Services (0.9%)
Paychex, Inc.	1,200	47,376

Computer Hardware (3.2%)
Hewlett-Packard Co.	1,600	61,984
International Business Machines Corp.	1,100	101,563

		163,547

Computer Software (2.8%)
Cisco Systems, Inc. (b)	1,800	43,434
Microsoft Corp.	3,500	100,485

		143,919

	Shares or Principal Amount	Value

Consumer Products (5.7%)
Altria Group, Inc.	1,100	$89,463
Johnson & Johnson	1,700	114,580
Procter & Gamble Co.	1,400	88,746

		292,789

Crude Petroleum & Natural Gas (5.5%)
Chevron Corp.	1,100	73,920
ConocoPhillips	1,200	72,288
Exxon Mobil Corp.	500	35,710
Marathon Oil Corp.	500	43,200
ONEOK, Inc.	1,400	58,282

		283,400

Energy (2.9%)
Centerpoint Energy, Inc.	2,900	44,892
Constellation Energy Group	800	49,920
PPL Corp.	1,500	51,780

		146,592

Financial Services (13.0%)
Ambac Financial Group, Inc.	500	41,745
American Capital Strategies, Ltd.	1,100	47,476
Citigroup, Inc.	2,600	130,416
Countrywide Financial Corp.	1,000	38,120
Goldman Sachs Group, Inc. (The)	600	113,874
IndyMac Bancorp, Inc.	800	36,360
JPMorgan Chase & Co.	1,900	90,136
Lehman Brothers Holding, Inc.	500	38,920
Morgan Stanley	800	61,144
Prudential Financial, Inc.	900	69,237

		667,428

Health Care (3.6%)
Aetna, Inc.	900	37,098
Health Management Associates, Inc., Class A	2,100	41,370
UnitedHealth Group, Inc.	1,100	53,658
WellPoint, Inc. (b)	700	53,424

		185,550

Hotels & Motels (0.9%)
Starwood Hotels & Resorts Worldwide, Inc.	800	47,792

2006 Annual Report	11

Statement of Investments (Continued)

October 31, 2006

Gartmore Hedged Core Equity Fund (Continued)

Common Stocks - Long Positions (c) (continued)

	Shares or Principal Amount	Value

Manufacturing (3.2%)
Cummins, Inc.	500	$63,490
Leggett & Platt, Inc.	2,000	46,700
Lincoln Electric Holdings, Inc.	900	55,341

		165,531

Mining (0.8%)
Freeport-McMoRan Copper & Gold, Inc., Class B	700	42,336

Oil Company Exploration & Production (4.0%)
Seacor Holdings, Inc. (b)	400	35,792
Tidewater, Inc.	1,400	69,622
Unit Corp. (b)	900	41,751
XTO Energy, Inc.	1,200	55,992

		203,157

Paper & Related Products (1.0%)
MeadWestvaco Corp.	1,800	49,536

Pharmaceuticals (4.4%)
Eli Lilly & Co.	800	44,808
Merck & Co, Inc.	1,300	59,046
Pfizer, Inc.	2,500	66,625
Schering-Plough Corp.	2,500	55,350

		225,829

Property & Casualty Insurance (3.3%)
Chubb Corp.	800	42,520
Cincinnati Financial Corp.	1,600	73,040
Hartford Financial Services Group, Inc.	600	52,302

		167,862

Real Estate Investment Trusts (3.4%)
Equity Residential	1,000	54,610
New Plan Excel Realty Trust	4,100	118,080

		172,690

Retail (3.8%)
Home Depot, Inc.	1,700	63,461
Nike, Inc., Class B	500	45,940
Wal-Mart Stores, Inc.	1,700	83,776

		193,177

	Shares or Principal Amount	Value

Semiconductors (5.7%)
Analog Devices, Inc.	1,200	$38,184
Intel Corp.	3,700	78,958
Intersil Corp.	1,700	39,865
Microchip Technology, Inc.	1,600	52,688
Texas Instruments, Inc.	2,800	84,504

		294,199

Telecommunications (8.6%)
AT&T, Inc.	2,500	85,625
Clear Channel Communications, Inc.	2,000	69,700
QUALCOMM, Inc.	1,400	50,946
Sprint Nextel Corp.	2,500	46,725
Time Warner, Inc.	7,700	154,077
Verizon Communications, Inc.	900	33,300

		440,373

Tobacco (0.7%)
Reynolds American, Inc.	600	37,896

Transportation (3.6%)
CSX Corp.	1,700	60,639
Norfolk Southern Corp.	1,500	78,855
Overseas Shipholding Group, Inc.	700	43,785

		183,279

Total Common Stocks - Long Positions		4,944,509

12	Annual Report 2006

Repurchase Agreements (4.7%)

	Shares or Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $124,604, collateralized by U.S. Government Agency Mortgages with a market value of $127,078	$124,586	$124,586
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $118,968, collateralized by U.S. Government Agency Mortgages with a market value of $121,330	118,951	118,951

Total Repurchase Agreements		243,537

Total Investments (Cost $4,997,338) (a) — 101.1%		5,188,046

Liabilities in excess of other assets — (1.1)%		(58,675)

NET ASSETS — 100.0%		$5,129,371

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	All long positions held as collateral for securities sold short.

See notes to financial statements.

2006 Annual Report	13

Statement of Securities Sold Short

October 31, 2006

Gartmore Hedged Core Equity Fund

Common Stocks - Short Positions (28.5%)

	Shares	Value

Advertising (0.5%)
Clear Channel Outdoor Holdings, Inc.	1,100	$27,005

Airlines (0.3%)
US Airways Group, Inc.	300	14,958

Business Services (1.4%)
Pitney Bowes, Inc. (b)	1,500	70,065

Computer Hardware (0.5%)
Sun Microsystems, Inc.	5,000	27,150

Computer Software (1.6%)
Bea Systems, Inc.	1,900	30,913
BMC Software, Inc.	300	9,093
Electronic Arts, Inc.	800	42,312

		82,318

Consumer Products (1.8%)
Clorox Co. (b)	1,200	77,472
Weight Watchers International, Inc.	300	13,080

		90,552

Financial Services (3.1%)
Dun & Bradstreet Corp. (The)	1,000	77,240
MasterCard, Inc., Class A	600	44,460
NYSE Group, Inc.	500	36,995

		158,695

Food (0.2%)
Dean Foods Co.	300	12,567

Gas & Natural Gas (0.8%)
El Paso Corp.	3,100	42,470

Machinery (0.7%)
Flowserve Corp. (b)	700	37,100

Medical (4.5%)
Allergan, Inc. (b)	600	69,300
Amylin Pharmaceuticals, Inc.	500	21,980
Brookdale Senior Living, Inc.	600	28,872
IMS Health, Inc. (b)	2,800	77,980
Tenet Healthcare Corp. (b)	4,000	28,240

		226,372

	Shares	Value
Oil Company Exploration & Production (1.0%)
Cheniere Energy, Inc.	600	$15,792
Plains Exploration & Product	900	38,061

		53,853

Paper & Related Products (1.0%)
International Paper Co. (b)	1,600	53,360

Photographic Equipment (1.6%)
Eastman Kodak Co. (b)	3,300	80,520

Real Estate Investment Trusts (3.4%)
Annaly Mortgage Management, Inc.	600	7,872
General Growth Properties, Inc.	1,600	83,040
United Dominion Realty Trust, Inc.	2,500	80,925

		171,837

Semiconductors (0.3%)
Agere Systems, Inc.	400	6,792
Rambus, Inc (b)	500	8,280

		15,072

Telecommunications (3.2%)
Cablevision Systems Corp.	3,300	91,707
EchoStar Communications Corp., Class A (b)	300	10,656
Embarq Corp.	1,300	62,855

		165,218

Tobacco (1.6%)
Loews Corp.-Carolina Group	1,400	80,948

Utilities (1.0%)
Northeast Utilities	2,000	50,020

Total Common Stocks - Short Positions		1,460,080

Total Securities Sold Short (Proceeds $1,398,688) (a) — 28.5%		$1,460,080

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.

See notes to financial statements.

14	Annual Report 2006

Gartmore Market Neutral Fund

The Gartmore Market Neutral Fund was launched Sept. 29, 2006, and, as of Oct. 31, 2006, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, set forth below is a description of the Fund’s investment objective.

The Fund’s primary goal is to seek long-term appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

The Fund takes long positions in common stocks of companies that the Fund’s manager believes will outperform the market. Simultaneously, the Fund intends to engage in short sales of stocks that the manager believes will underperform the market and decline in value. The Fund uses a multi-capitalization and multi-style approach, which means that it may invest across different industries, sectors and market-cap levels, targeting companies with growth as well as value styles. The Fund attempts to maintain approximately equal dollar value exposure in its long and short positions (to the extent permitted by the market) in order to neutralize the effects on Fund performance resulting from general U.S. stock market movements or sector swings. Regulatory requirements state that the current market value of the securities in which the Fund is short may not exceed the current market value of the Fund’s long holdings of liquid securities and other liquid assets.

The Fund cannot guarantee that it will achieve its investment objective. As is true of nearly every fund, the value of the Fund’s investments—and, therefore, the value of Fund shares—may fluctuate.

Portfolio Manager:

Joseph A. Cerniglia, CFA

15	Annual Report 2006

Fund Performance	Gartmore Market Neutral Fund

Total Return

(For period ended October 31, 2006)

		Inception[1]
Class A	w/o SC6	0.60%
	w/SC3	-5.18%
Class B	w/o SC6	0.50%
	w/SC4	-4.50%
Class C	w/o SC6	0.50%
	w/SC5	-0.50%
Class R2		0.50%
Institutional Service Class[2]		0.60%
Institutional Class[2]		0.60%

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Market Neutral Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2006

Shareholder Expense Example	Gartmore Market Neutral Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 29, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Market Neutral Fund			Beginning Account Value 9/29/06	Ending Account Value 10/31/06	Expenses Paid During Period		Annualized Expense Ratio
Class A	Actual		$1,000.00	$1,006.00	$2.02	(a)	2.23%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.48	$2.02	(b)	2.23%	(b)
Class B	Actual		$1,000.00	$1,005.00	$3.13	(a)	3.45%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.38	$3.13	(b)	3.45%	(b)
Class C	Actual		$1,000.00	$1,005.00	$3.13	(a)	3.45%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.38	$3.13	(b)	3.45%	(b)
Class R	Actual		$1,000.00	$1,005.00	$2.80	(a)	3.09%	(a)
	Hypothetical	[1]	$1,000.00	$1,001.71	$2.80	(b)	3.09%	(b)
Institutional Service Class	Actual		$1,000.00	$1,006.00	$2.14	(a)	2.36%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.37	$2.14	(b)	2.36%	(b)
Institutional Class	Actual		$1,000.00	$1,006.00	$2.03	(a)	2.24%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.47	$2.03	(b)	2.24%	(b)
[1]	Represents the hypothetical 5% return before expenses.
(a)	Information shown reflects values using the expense ratios and rates of return for the period September 29, 2006 (commencement of operations) to October 31, 2006.
(b)	Information shown reflects values using the expense ratios from September 29, 2006 (commencement of operations) to October 31, 2006 and has been annualized to reflect for the period from September 29, 2006 to October 31, 2006.

2006 Annual Report	17

Portfolio Summary	Gartmore Market Neutral Fund

October 31, 2006	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.4%
Repurchase Agreements	10.4%
Liabilities in excess of other assets	-2.8%

100.0%

Top Industries
Financial Services	14.6%
Oil & Gas	9.5%
Telecommunications	5.0%
Transportation	4.8%
Semiconductors	4.5%
Retail	4.5%
Aerospace & Defense	3.8%
Real Estate Investment Trusts	3.7%
Capital Goods	3.4%
Utilities	3.3%
Other Assets	42.9%

100.0%

Top Holdings*
Time Warner, Inc.	2.4%
Raytheon Co.	2.4%
Goldman Sachs Group, Inc.	2.3%
Cummins, Inc.	2.0%
IndyMac Mortgage Holdings, Inc.	1.6%
ConocoPhillips	1.4%
AT&T, Inc.	1.4%
Goodrich Corp.	1.4%
FedEx Corp.	1.4%
Telephone & Data Systems, Inc.	1.4%
Other Assets	82.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

18	Annual Report 2006

Portfolio Summary	Gartmore Market Neutral Fund

October 31, 2006	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	89.2%
Other Assets	10.8%

100.0%

Top Industries
Oil & Gas	8.2%
Consumer Products	5.7%
Electric	4.4%
Manufacturing	4.3%
Multimedia	4.3%
Data Processing	4.2%
Medical	4.0%
Banking	4.0%
Chemicals	3.5%
Financial Services	3.4%
Other Assets	54.0%

100.0%

Top Holdings
Flowserve Corp.	2.5%
Pitney Bowes, Inc.	2.5%
Dun & Bradstreet Corp.	2.5%
Clorox Co.	2.3%
Embarq Corp.	2.2%
Plains Exploration & Product Co.	2.0%
Weight Watchers International, Inc.	1.9%
IMS Health, Inc.	1.9%
Loews Corp. — Carolina Group	1.8%
Capitol Federal Financial	1.8%
Other Assets	78.6%

100.0%

2006 Annual Report	19

Statement of Investments

October 31, 2006

Gartmore Market Neutral Fund

Common Stocks - Long Positions (c) (92.4%)

	Shares or Principal Amount	Value

Aerospace & Defense (3.8%)
Goodrich Corp.	1,600	$70,544
Raytheon Co.	2,400	119,880

		190,424

Airlines (0.3%)
Southwest Airlines Co.	1,100	16,533

Appliances (0.3%)
Whirlpool Corp.	200	17,386

Athletic Footwear (0.9%)
Nike, Inc., Class B	500	45,940

Automotive (2.7%)
Cummins, Inc.	800	101,584
Thor Industries, Inc.	500	21,910
TRW Automotive Holdings Corp. (b)	500	12,825

		136,319

Banks (1.3%)
Hudson City Bancorp, Inc.	4,700	64,531

Beverages (0.4%)
Pepsi Bottling Group, Inc. (The)	600	18,972

Business Services (2.2%)
Brinks Co. (The)	1,100	57,739
Corporate Executive Board Co.	300	26,946
Paychex, Inc.	600	23,688

		108,373

Capital Goods (3.4%)
Bemis Co., Inc.	600	20,172
Eagle Materials, Inc.	500	18,350
Florida Rock Industries, Inc.	300	12,870
Harsco Corp.	200	16,326
Leggett & Platt, Inc.	900	21,015
Martin Marietta Materials, Inc.	400	35,200
Packaging Corp. of America	500	11,485
Timken Co.	300	9,015
Trinity Industries, Inc.	700	25,242

		169,675

	Shares or Principal Amount	Value

Casino Hotels (1.0%)
Harrah’s Entertainment, Inc.	300	$22,299
Starwood Hotels & Resorts Worldwide, Inc.	500	29,870

		52,169

Chemicals (1.9%)
Meadwestvaco Corp.	1,400	38,528
Valspar Corp.	2,200	58,938

		97,466

Communication (1.6%)
Clear Channel Communications, Inc.	1,500	52,275
Discovery Holding Co., Class A (b)	700	10,388
Sirius Satellite Radio, Inc. (b)	2,300	8,809
XM Satellite Radio Holdings, Class A (b)	800	9,328

		80,800

Computers (0.8%)
Hewlett-Packard Co.	1,100	42,614

Electronics (2.0%)
Agilent Technologies, Inc. (b)	1,400	49,840
AVX Corp.	400	6,304
Gentex Corp.	1,000	15,910
Tektronix, Inc.	900	27,333

		99,387

Energy (1.4%)
NRG Energy, Inc. (b)	800	38,520
TXU Corp.	500	31,565

		70,085

Financial Services (14.6%)
Allied Capital Corp.	800	25,224
American Capital Strategies Ltd.	400	17,264
American Financial Group, Inc.	1,000	47,860
Bear Stearns Cos., Inc.	400	60,540
Cincinnati Financial Corp.	1,100	50,215
CIT Group, Inc.	800	41,640
Countrywide Financial Corp., Inc.	900	34,308
First American Financial Corp.	400	16,332
Genworth Financial, Inc., Class A	1,900	63,536
Goldman Sachs Group, Inc.	600	113,874

20	Annual Report 2006

Common Stocks - Long Positions (c) (continued)

	Shares or Principal Amount	Value

Financial Services (continued)
Hartford Financial Services Group, Inc.	600	$52,302
IndyMac Mortgage Holdings, Inc.	1,800	81,810
Lehman Brothers Holding, Inc.	400	31,136
Morgan Stanley	600	45,858
Principal Financial Group, Inc.	600	33,894
Prudential Financial, Inc.	200	15,386

		731,179

Food (2.5%)
General Mills, Inc.	800	45,456
Hormel Foods Corp.	1,600	57,776
McCormick & Co., Inc.	600	22,440

		125,672

Health Services (0.7%)
Emdeon Corp. (b)	1,900	22,135
Lincare Holdings, Inc. (b)	400	13,424

		35,559

Insurance (0.7%)
AFLAC, Inc.	200	8,984
AmerUs Group Co.	400	27,392

		36,376

Manufacturing (3.2%)
Dade Behring Holdings, Inc.	700	25,501
Lennar Corp.	400	18,992
Lennox International, Inc.	1,000	26,960
Lincoln Electric Holdings, Inc.	600	36,894
Masco Corp.	700	19,355
MDC Holdings, Inc.	200	9,972
SPX Corp.	400	23,008

		160,682

Medical (2.1%)
Cephalon, Inc. (b)	300	21,054
Cerner Corp. (b)	500	24,155
Community Health Systems, Inc. (b)	1,100	35,695
Health Management Associates, Inc., Class A	600	11,820
Manor Care, Inc.	300	14,397

		107,121

	Shares or Principal Amount	Value

Mining (0.8%)
Foundation Coal Holdings, Inc.	300	$11,013
Freeport-McMoRan Copper & Gold, Inc., Class B	300	18,144
Newmont Mining Corp.	300	13,581

		42,738

Multimedia (2.9%)
Liberty Media Interactive, Class A (b)	700	15,449
Regal Entertainment Group, Class A	400	8,292
Time Warner, Inc.	6,050	121,061

		144,802

Networking (0.5%)
Cisco Systems, Inc. (b)	1,100	26,543

Oil & Gas (9.5%)
Chesapeake Energy Corp.	800	25,952
ConocoPhillips	1,200	72,288
Helmerich & Payne, Inc.	900	21,555
Kinder Morgan, Inc.	100	10,510
ONEOK, Inc.	1,600	66,608
Patterson-UTI Energy, Inc.	1,700	39,440
Pioneer Natural Resources Co.	400	16,292
Questar Corp.	300	24,444
Rowan Cos., Inc.	400	13,352
Seacor Holdings, Inc. (b)	300	26,844
Sempra Energy	800	42,432
Tidewater, Inc.	1,100	54,703
Unit Corp. (b)	500	23,195
XTO Energy, Inc.	800	37,328

		474,943

Pharmaceuticals (2.3%)
Merck & Co., Inc.	1,000	45,420
Millennium Pharmaceuticals, Inc. (b)	1,900	22,230
Schering-Plough Corp.	2,200	48,708

		116,358

Publishing (0.7%)
Dow Jones & Co., Inc.	1,000	35,090

2006 Annual Report	21

Statement of Investments (Continued)

October 31, 2006

Gartmore Market Neutral Fund (Continued)

Common Stocks – Long Positions (c) (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (3.7%)
Corrections Corp of America (b)	600	$27,414
Equity Residential	900	49,149
Health Care REIT, Inc.	500	20,640
Hospitality Properties Trust	700	33,922
New Plan Excel Realty Trust	1,900	54,720

		185,845

Restaurants (0.3%)
Darden Restaurants, Inc.	400	16,760

Retail (4.5%)
Dillard’s, Inc.	500	15,085
Federated Department Stores, Inc.	600	26,346
Home Depot, Inc.	800	29,864
J.C. Penney Co., Inc.	700	52,661
Kroger Co.	1,000	22,490
Lowe’s Cos., Inc.	1,400	42,196
MSC Industrial Direct Co., Class A	200	8,184
Rite Aid Corp. (b)	2,100	9,828
Steelcase, Inc., Class A	1,200	19,884

		226,538

Scientific & Technical Instruments (1.0%)
PerkinElmer, Inc.	2,300	49,128

Semiconductors (4.5%)
Analog Devices, Inc.	900	28,638
Applied Materials, Inc.	2,100	36,519
Freescale Semiconductor, Inc. (b)	400	15,732
Intersil Corp., Class A	800	18,760
Maxim Integrated Products, Inc.	300	9,003
Microchip Technology, Inc.	600	19,758
Spansion, Inc., Class A (b)	1,000	14,260
Teradyne, Inc. (b)	1,500	21,030
Texas Instruments, Inc.	2,100	63,378

		227,078

Telecommunications (5.0%)
AT&T, Inc.	2,100	71,925
CenturyTel, Inc.	600	24,144
Leap Wireless International, Inc. (b)	700	38,822
Level 3 Communications, Inc. (b)	3,300	17,457
Qualcomm, Inc.	200	7,278
Sprint Nextel Corp.	800	14,952

	Shares or Principal Amount	Value

Telecommunications (continued)
Telephone & Data Systems, Inc.	1,400	$68,390
U.S. Cellular Corp. (b)	100	6,341

		249,309

Tobacco (0.6%)
Reynolds American, Inc.	500	31,580

Transportation (4.8%)
Burlington Northern Santa Fe Corp.	500	38,765
CSX Corp.	500	17,835
FedEx Corp.	600	68,724
GATX Corp.	700	30,499
Laidlaw International, Inc.	400	11,604
Norfolk Southern Corp.	500	26,285
Overseas Shipholding Group, Inc.	400	25,020
Ryder System, Inc.	400	21,060

		239,792

Utilities (3.3%)
CenterPoint Energy, Inc.	3,100	47,988
Constellation Energy Group	600	37,440
OGE Energy Corp.	300	11,574
PPL Corp.	1,200	41,424
Sierra Pacific Resources (b)	1,700	25,772

		164,198

Wholesale Distribution (0.2%)
Pool Corp.	300	12,294

Total Common Stocks - Long Positions		4,650,259

22	Annual Report 2006

Repurchase Agreements (10.4%)

	Shares or Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $268,400, collateralized by U.S. Government Agency Mortgages with a market value of $273,730	$268,362	$268,362
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $256,260, collateralized by U.S. Government Agency Mortgages with a market value of $261,349	256,224	256,224

Total Repurchase Agreements		524,586

Total Investments (Cost $5,004,899) (a) — 102.8%		5,174,845

Liabilities in excess of other assets — (2.8)%		(140,309)

NET ASSETS — 100.0%		$5,034,536

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents non-income producing securities.
(c)	All long positions held as collateral for securities sold short.

See notes to financial statements.

2006 Annual Report	23

Statement of Securities Sold Short

October 31, 2006

Gartmore Market Neutral Fund

Common Stocks – Short Positions (89.2%)

	Shares	Value

Advertising (1.1%)
Clear Channel Outdoor Holdings Inc., Class A	1,700	$41,735
Interpublic Group of Cos., Inc. (b)	1,100	12,001

		53,736

Aerospace (0.8%)
Alliant Techsystems, Inc.	500	38,605

Airlines (1.1%)
US Airways Group, Inc.	1,100	54,846

Automotive (0.3%)
General Motors Corp. (b)	500	17,460

Banking (4.0%)
Astoria Financial Corp.	1,300	37,713
Capitol Federal Financial	2,400	90,960
Commerce Bancorp, Inc. (b)	1,000	34,920
Fifth Third Bancorp (b)	1,000	39,850

		203,443

Banking & Insurance (2.1%)
Fulton Financial Corp.	1,700	27,217
People’s Bank	1,400	56,980
Wells Fargo & Co. (b)	600	21,774

		105,971

Business Services (3.0%)
Pitney Bowes, Inc. (b)	2,700	126,117
ServiceMaster Co.	2,200	24,926

		151,043

Casino Hotels (1.0%)
Station Casinos, Inc. (b)	800	48,240

Chemicals (3.5%)
Cabot Corp.	200	7,910
Celanese Corp., Class A	900	18,549
Chemtura Corp.	1,200	10,296
Du Pont (E.I.) de Nemours (b)	1,000	45,800
FMC Corp. (b)	400	27,420
Mosaic Co. (The)	3,600	67,392

		177,367

Commercial Services (0.4%)
Quanta Services, Inc.	1,100	20,130

	Shares	Value

Computers (0.6%)
Lexmark International Group, Inc.	200	$12,718
Sun Microsystems, Inc.	2,800	15,204

		27,922

Construction Machinery (0.3%)
Terex Corp. (b)	300	15,528

Consumer Products (5.7%)
Clorox Co. (b)	1,800	116,208
Energizer Holdings, Inc.	200	15,630
RPM, Inc. (b)	1,500	28,725
Vulcan Materials Co. (b)	400	32,592
Weight Watchers International, Inc.	2,200	95,920

		289,075

Data Processing (4.2%)
Automatic Data Processing, Inc. (b)	400	19,776
Dun & Bradstreet Corp.	1,600	123,584
First Data Corp. (b)	1,500	36,375
Mastercard, Inc., Class A	400	29,640

		209,375

Distribution (2.5%)
CDW Corp.	600	39,402
Fastenal Co.	1,000	40,240
Tech Data Corp.	1,200	47,220

		126,862

Educational Services (0.4%)
Apollo Group, Inc., Class A	500	18,480

Electric (4.4%)
Dominion Resources, Inc.	700	56,693
DPL, Inc. (b)	800	22,976
Exelon Corp.	1,200	74,376
Northeast Utilities	2,700	67,527

		221,572

Electronics (0.9%)
Agere Systems, Inc.	1,100	18,678
Rambus, Inc. (b)	800	13,248
Synopsys, Inc.	500	11,255

		43,181

24	Annual Report 2006

Common Stocks – Short Positions (continued)

	Shares	Value

Farm Machinery & Equipment (0.2%)
AGCO Corp.	300	$8,025

Financial Services (3.4%)
Federal Home Loan Mortgage Corp. (b)	500	34,495
Federated Investors, Inc., Class B	1,300	44,577
NYSE Group, Inc.	500	36,995
TD Ameritrade Holding Corp.	600	9,882
Transatlantic Holdings, Inc. (b)	700	42,658

		168,607

Food (1.0%)
Dean Foods Co.	300	12,567
Sysco Corp. (b)	800	27,984
Tyson Foods, Inc., Class A (b)	800	11,560

		52,111

Forestry (1.3%)
Weyerhaeuser Co. (b)	1,000	63,590

Hazardous Waste Disposal (1.4%)
Stericycle, Inc. (b)	1,000	70,710

Health Care (1.9%)
Bausch & Lomb, Inc. (b)	300	16,062
Brookdale Senior Living, Inc.	300	14,436
Hillenbrand Industry, Inc. (b)	600	35,208
Tenet Healthcare Corp. (b)	1,800	12,708
WebMD Health Corp., Class A	500	18,230

		96,644

Hotels & Motels (0.8%)
Choice Hotels International, Inc.	1,000	41,920

Human Resources (0.2%)
Hewitt Associates, Inc.	400	10,012

Insurance (2.6%)
CNA Financial Corp.	700	26,215
Erie Indemnity Co., Class A	500	25,325
Markel Corp.	200	79,900

		131,440

Manufacturing (4.3%)
Flowserve Corp. (b)	2,400	127,200
General Electric Co. (b)	1,800	63,198
Owens-Illinois, Inc. (b)	1,700	28,220

		218,618

	Shares	Value

Medical (4.0%)
Allergan, Inc. (b)	400	$46,200
Celgene Corp.	800	42,752
IMS Health, Inc. (b)	3,400	94,690
Medimmune, Inc.	300	9,612
Sepracor, Inc.	200	10,352

		203,606

Multimedia (4.3%)
Cablevision Systems Corp.	3,000	83,370
CBS Corp., Class B	500	14,470
DreamWorks Animation SKG, Inc.	1,200	31,740
EchoStar Communications Corp., Class A (b)	800	28,416
EW Scripps Co., Class A	1,200	59,352

		217,348

Newspapers (1.5%)
Gannett Co., Inc. (b)	400	23,656
New York Times Co., Class A (b)	1,400	33,838
Tribune Co. (b)	600	19,998

		77,492

Oil & Gas (8.2%)
Cabot Oil & Gas Corp. (b)	200	10,582
Cheniere Energy, Inc.	1,100	28,952
Diamond Offshore Drilling, Inc. (b)	400	27,692
Dresser-Rand Group, Inc.	2,200	47,718
El Paso Corp.	3,200	43,840
Forest Oil Corp.	1,000	32,640
Frontier Oil Corp. (b)	300	8,820
Plains Exploration & Product Co.	2,400	101,496
Quicksilver Resources, Inc.	1,000	34,280
Southern Union Co. (b)	1,300	35,984
Southwestern Energy Co. (b)	1,100	39,138

		411,142

Paper & Related Products (1.5%)
International Paper Co. (b)	1,800	60,030
Smurfit-Stone Container Corp.	1,600	17,056

		77,086

Pharmaceuticals (0.2%)
Amylin Pharmaceuticals, Inc.	200	8,792

Photographic Equipment (1.4%)
Eastman Kodak Co. (b)	2,800	68,320

2006 Annual Report	25

Statement of Securities Sold Short (Continued)

October 31, 2006

Gartmore Market Neutral Fund (Continued)

Common Stocks – Short Positions (continued)

	Shares	Value

Real Estate (0.8%)
CB Richard Ellis Group, Inc., Class A	300	$9,009
Forest City Enterprises, Class A	600	32,940

		41,949

Real Estate Investment Trusts (1.1%)
General Growth Properties, Inc.	500	25,950
United Dominion Realty Trust, Inc.	900	29,133

		55,083

Retail (2.4%)
AutoZone, Inc. (b)	100	11,200
Copart, Inc.	700	20,251
Office Depot, Inc.	400	16,796
OfficeMax, Inc.	300	14,274
Wendy’s International, Inc. (b)	1,700	58,820

		121,341

Software (2.6%)
BEA Systems, Inc.	1,300	21,151
BMC Software, Inc.	500	15,155
Electronic Arts, Inc.	800	42,312
Microsoft Corp.	1,800	51,678

		130,296

	Shares	Value
Telecommunication (3.1%)
Embarq Corp.	2,300	$111,205
Windstream Corp.	3,200	43,904

		155,109

Tobacco (1.8%)
Loews Corp.-Carolina Group	1,600	92,512

Transportation (1.8%)
Alexander & Baldwin, Inc. (b)	1,100	50,633
United Parcel Service, Inc., Class B	500	37,675

		88,308

Wireless Equipment (1.1%)
Crown Castle International Corp.	1,200	40,380
SBA Communications Corp., Class A	600	16,026

		56,406

Total Common Stocks - Short Positions		4,489,303

Total Securities Sold Short (Proceeds $4,343,584) (a) — 89.2%		$4,489,303

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents non-income producing securities.

See notes to financial statements.

26	Annual Report 2006

Gartmore Small Cap Core Fund

The Gartmore Small Cap Core Fund was launched Sept. 29, 2006, and, as of Oct. 31, 2006, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, set forth below is a description of the Fund’s investment objective.

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by small-capitalization companies. The Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Fund does not specifically target either a growth or a value investment style, but rather focuses on the broader small-cap market, incorporating elements of growth as well as value styles.

The Fund cannot guarantee that it will achieve its investment objective. As is true of nearly every fund, the value of the Fund’s investments—and, therefore, the value of Fund shares—may fluctuate.

Portfolio Manager:

Joseph A. Cerniglia, CFA

2006 Annual Report	27

Fund Performance	Gartmore Small Cap Core Fund

Total Return

(For period ended October 31, 2006)

		Inception[1]
Class A	w/o SC6	3.90%
	w/SC3	-2.07%
Class B	w/o SC6	3.80%
	w/SC4	-1.20%
Class C	w/o SC6	3.80%
	w/SC5	2.80%
Class R2		3.90%
Institutional Service Class[2]		3.90%
Institutional Class[2]		3.90%

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Core Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28	Annual Report 2006

Shareholder Expense Example	Gartmore Small Cap Core Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 29, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Small Cap Core Fund			Beginning Account Value 9/29/06	Ending Account Value 10/31/06	Expenses Paid During Period		Annualized Expense Ratio
Class A	Actual		$1,000.00	$1,039.00	$1.40	(a)	1.52%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.13	$1.38	(b)	1.52%	(b)
Class B	Actual		$1,000.00	$1,038.00	$2.07	(a)	2.25%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.47	$2.04	(b)	2.25%	(b)
Class C	Actual		$1,000.00	$1,038.00	$2.07	(a)	2.25%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.47	$2.04	(b)	2.25%	(b)
Class R	Actual		$1,000.00	$1,039.00	$1.83	(a)	1.99%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.70	$1.80	(b)	1.99%	(b)
Institutional Service Class	Actual		$1,000.00	$1,039.00	$1.17	(a)	1.27%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.35	$1.15	(b)	1.27%	(b)
Institutional Class	Actual		$1,000.00	$1,039.00	$1.15	(a)	1.25%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.37	$1.13	(b)	1.25%	(b)
[1]	Represents the hypothetical 5% return before expenses.
(a)	Information shown reflects values using the expense ratios and rates of return for the period September 29, 2006 (commencement of operations) to October 31, 2006.
(b)	Information shown reflects values using the expense ratios from September 29, 2006 (commencement of operations) to October 31, 2006 and has been annualized to reflect for the period from September 29, 2006 to October 31, 2006.

2006 Annual Report	29

Portfolio Summary	Gartmore Small Cap Core Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.0%
Repurchase Agreements	4.0%

100.0%

Top Industries
Medical	9.5%
Electronic Components	8.8%
Retail	8.5%
Real Estate Investment Trusts	7.3%
Oil & Gas	5.7%
Banking	4.4%
Financial Services	4.2%
Restaurants	2.9%
Insurance	2.8%
Business Services	2.7%
Other Assets	43.2%

100.0%

Top Holdings*
Bob Evans Farms, Inc.	1.6%
Weis Markets, Inc.	1.2%
Longs Drug Stores Corp.	1.1%
Home Properties, Inc.	1.0%
Penn Virginia Corp.	1.0%
Oil States International, Inc.	0.9%
Anixter International, Inc.	0.9%
Benchmark Electronics, Inc.	0.9%
21st Century Insurance Group	0.9%
Phillips-Van Heusen Corp.	0.9%
Other Assets	89.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

30	Annual Report 2006

Gartmore Small Cap Core Fund

Common Stocks (96.0%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Aerospace (0.8%)
Kaman Corp., Class A	1,300	$26,507
Triumph Group, Inc.	300	14,445

		40,952

Agriculture (0.3%)
The Andersons, Inc.	400	14,380

Airlines (0.7%)
Alaska Air Group, Inc. (b)	900	36,135

Apparel (1.6%)
Kellwood Co.	1,300	39,780
Phillips-Van Heusen Corp.	1,000	45,760

		85,540

Automotive Rentals (0.2%)
Dollar Thrifty Automotive Group, Inc. (b)	300	12,048

Banking (4.4%)
1st Source Corp.	500	15,780
Corus Bankshares, Inc.	1,100	22,583
Farmers Capital Bank Corp.	1,100	39,666
First Republic Bank	700	27,258
Greater Bay Bancorp	1,100	28,325
ITLA Capital Corp.	500	28,560
MetroCorp Bancshares, Inc.	800	17,456
Omega Financial Corp.	600	19,488
Virginia Financial Group, Inc.	1,100	30,470

		229,586

Batteries & Battery Systems (0.3%)
Greatbatch, Inc. (b)	700	15,743

Building Materials (1.1%)
Apogee Enterprises, Inc.	1,100	17,699
Building Materials Holding Corp.	900	23,454
Universal Forest Products, Inc.	300	13,614

		54,767

Business Services (2.7%)
Bowne & Co., Inc.	2,800	43,764
Crawford & Co., Class B	2,300	17,480
Heartland Payment Systems, Inc.	700	18,704

	Shares or Principal Amount	Value
Business Services (continued)

IKON Office Solutions, Inc.	2,000	$29,820
Rewards Network, Inc. (b)	3,000	16,980
The Standard Register Co.	1,100	14,883

		141,631

Chemicals (1.7%)
A. Schulman, Inc.	1,800	43,578
Spartech Corp.	800	21,920
Stepan Co.	700	22,022

		87,520

Coal (0.4%)
International Coal Group, Inc. (b)	3,600	18,684

Computer Software (0.5%)
SYNNEX Corp. (b)	1,100	24,695

Computers (1.4%)
Agilysys, Inc.	1,000	14,830
Integral Systems, Inc.	600	16,020
Mentor Graphics Corp. (b)	1,500	25,305
Palm, Inc. (b)	1,100	16,885

		73,040

Construction (0.3%)
Granite Construction, Inc.	300	15,630

Consumer Products (0.4%)
CSS Industries, Inc.	700	21,987

Containers (0.5%)
Greif, Inc.	300	28,113

Cutlery (0.4%)
Lifetime Brands, Inc.	1,100	22,539

Direct Marketing (0.6%)
ValueVision Media, Inc. (b)	2,400	30,984

Distribution (1.2%)
ScanSource, Inc. (b)	900	28,251
Watsco, Inc.	700	34,860

		63,111

2006 Annual Report	31

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Diversified Operations (1.2%)
Chemed Corp.	400	$14,196
Enpro Industries, Inc. (b)	700	22,400
Viad Corp.	700	25,865

		62,461

Electric Services (1.1%)
UIL Holdings Corp.	800	31,800
Westar Energy, Inc.	1,100	27,852

		59,652

Electronic Components (8.8%)
Amkor Technology, Inc. (b)	2,700	18,657
Analogic Corp.	400	22,324
Applied Micro Circuits Corp. (b)	6,400	19,520
Belden CDT, Inc.	400	14,480
Benchmark Electronics, Inc. (b)	1,800	47,790
Brooks Automation, Inc. (b)	1,800	25,560
Conexant Systems, Inc. (b)	9,400	18,142
CTS Corp.	2,100	29,652
Imation Corp.	800	36,616
KEMET Corp. (b)	2,000	14,700
Komag, Inc. (b)	400	15,300
MKS Instruments, Inc. (b)	1,000	21,650
Omnivision Technologies, Inc. (b)	1,100	18,062
OSI Systems, Inc. (b)	1,300	26,910
Photronics Corp. (b)	1,100	15,389
Plexus Corp. (b)	1,100	24,112
PortalPlayer, Inc. (b)	1,400	16,842
Silicon Storage Technology, Inc. (b)	5,000	20,950
Technitrol, Inc.	1,200	30,264
Zoran Corp. (b)	1,300	18,096

		455,016

Finance (0.8%)
CharterMac	2,100	42,735

Financial Services (4.2%)
BankUnited Financial Corp.	1,300	35,061
Banner Corp.	700	30,422
Calamos Asset Management, Inc.	900	26,298
Greenhill & Co., Inc.	200	13,588
International Securities Exchange Holdings, Inc.	400	20,540

	Shares or Principal Amount	Value

Financial Services (continued)
Knight Capital Group, Inc., Class A (b)	1,200	$22,380
Ocwen Financial Corp. (b)	1,100	17,215
OptionsXpress Holdings, Inc.	600	18,648
Sanders Morris Harris Group, Inc.	1,200	14,112
SWS Group, Inc.	800	22,232

		220,496

Help Supply Services (0.6%)
Modis Professional Services (b)	2,100	32,025

Home Furnishings (2.0%)
Ethan Allen Interiors, Inc.	600	21,372
Furniture Brands International, Inc.	2,100	39,060
Kimball International, Inc., Class B	1,800	44,730

		105,162

Hotels (0.3%)
Lodgian, Inc. (b)	1,200	17,100

Human Resources (1.1%)
Administaff, Inc.	700	24,115
Amn Healthcare Services, Inc. (b)	600	15,174
Kelly Services, Inc., Class A	700	20,146

		59,435

Information Technology (0.3%)
Insight Enterprises, Inc. (b)	700	15,043

Instruments (0.8%)
Molecular Devices Corp. (b)	900	18,126
Watts Water Technologies, Inc.	700	26,054

		44,180

Insurance (2.8%)
21st Century Insurance Group	3,000	47,340
Commerce Group, Inc.	800	23,680
LandAmerica Financial Group, Inc.	600	37,854
Phoenix Co., Inc.	1,000	15,840
Zenith National Insurance Corp.	400	18,608

		143,322

Internet (1.8%)
CMGI, Inc. (b)	19,000	26,600
EarthLink, Inc. (b)	3,600	25,272
Stellent, Inc.	1,300	14,521

32	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Internet (continued)
United Online, Inc.	2,000	$27,040

		93,433

Machinery (2.5%)
Applied Industrial Technologies, Inc.	1,100	31,614
Bucyrus International., Inc.	300	12,570
NACCO Industries, Inc.	200	30,120
Regal-Beloit Corp.	500	24,725
Sauer-Danfoss, Inc.	1,100	29,172

		128,201

Manufacturing (1.9%)
A.O. Smith Corp.	800	28,128
American Railcar Industries, Inc.	600	18,540
Barnes Group, Inc.	1,700	34,085
Standex International, Corp.	600	17,472

		98,225

Medical (9.5%)
Alpharma, Inc.	1,600	35,312
Applera Corp.-Celera Genomics Group (b)	1,200	18,624
Computer Programs & Systems, Inc.	500	17,100
Genesis Healthcare Corp. (b)	400	19,372
Human Genome Sciences, Inc. (b)	1,500	20,025
Invacare Corp.	1,000	21,830
Lexicon Genetics, Inc. (b)	3,700	14,763
Magellan Health Services, Inc. (b)	600	26,184
Maxygen, Inc. (b)	2,200	18,744
Medarex, Inc. (b)	1,400	18,088
MedCath Corp. (b)	500	13,245
Molina Healthcare, Inc. (b)	600	23,538
National Healthcare Corp.	300	16,635
Perrigo Co.	1,400	25,046
PSS World Medical, Inc. (b)	1,400	28,168
Psychiatric Solutions, Inc. (b)	500	16,600
Quanex Corp.	1,100	36,861
Res-Care, Inc. (b)	1,400	27,076
Sun Healthcare Group, Inc. (b)	1,300	17,004
West Pharmaceutical Services, Inc.	1,000	42,040
Zoll Medical Corp. (b)	800	30,960

		487,215

	Shares or Principal Amount	Value

Metals (1.0%)
Mueller Industries, Inc.	400	$14,668
USEC, Inc.	2,100	23,436
Worthington Industries, Inc.	800	13,824

		51,928

Mobile Homes (0.5%)
Skyline Corp.	700	27,643

Multimedia (0.4%)
Sinclair Broadcast Group, Inc., Class A	2,300	20,746

Networking (1.8%)
Anixter International, Inc. (b)	800	47,808
Black Box Corp.	600	26,754
Broadwing Corp. (b)	1,400	20,972

		95,534

Office Equipment (0.9%)
Ennis, Inc.	1,400	32,158
Global Imaging Systems, Inc. (b)	700	15,239

		47,397

Oil & Gas (5.7%)
Grey Wolf, Inc. (b)	4,100	28,700
Lufkin Industries, Inc.	500	30,170
Nicor, Inc.	600	27,576
Oil States International, Inc. (b)	1,700	49,368
Penn Virginia Corp.	700	50,085
Southwest Gas Corp.	700	25,116
The Laclede Group, Inc.	1,200	42,756
W-H Energy Services, Inc. (b)	400	18,732
World Fuel Services Corp.	600	25,812

		298,315

Oil Refining (0.3%)
Giant Industries, Inc. (b)	200	16,196

Paper (0.4%)
Rock-Tenn Co.	1,000	20,640

2006 Annual Report	33

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Core Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (7.3%)
Affordable Residential Communities (b)	1,700	$18,666
American Home Mortgage Investment Corp.	1,100	37,587
Ashford Hospitality Trust	1,400	18,032
Deerfield Triarc Capital Corp.	1,800	26,748
Felcor Lodging Trust, Inc.	2,100	43,596
Home Properties, Inc.	800	50,536
HomeBanc Corp.	3,500	18,375
Investors Real Estate Trust	3,600	36,216
MortgageIT Holdings, Inc.	1,300	18,434
Potlatch Corp.	1,000	40,600
Sunstone Hotel Investors, Inc.	1,100	32,406
Windrose Medical Properties Trust	1,100	20,526
Winston Hotels, Inc.	1,500	18,150

		379,872

Research & Development (0.5%)
PAREXEL International Corp. (b)	800	23,680

Restaurants (2.9%)
Bob Evans Farms, Inc.	2,400	81,384
CKE Restaurants, Inc.	1,300	25,402
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	1,000	26,290
O’Charleys, Inc. (b)	1,000	19,890

		152,966

Retail (8.5%)
Books-A-Million, Inc.	1,000	19,990
Brown Shoe Company, Inc.	900	35,064
Cash America International, Inc.	800	33,064
Charming Shoppes, Inc. (b)	1,000	14,800
Children’s Place Retail Stores, Inc. (b)	300	21,057
Fred’s, Inc.	1,200	15,696
Group 1 Automotive, Inc.	400	22,924
Haverty Furniture Cos., Inc.	1,200	18,960
Ingles Markets, Inc., Class A	500	14,220
Lithia Motors, Inc., Class A	800	20,400
Longs Drug Stores Corp.	1,300	55,952
MarineMax, Inc. (b)	600	17,106
Select Comfort Corp. (b)	900	19,242
The Cato Corporation, Class A	1,200	27,468

	Shares or Principal Amount	Value

Retail (continued)
The Men’s Wearhouse, Inc.	500	$19,925
The Pantry, Inc. (b)	400	21,832
Weis Markets, Inc.	1,500	60,900

		438,600

Rubber & Plastic Products (0.4%)
Myers Industries, Inc.	1,100	19,932

Semiconductors & Related Devices (0.3%)
Entegris, Inc (b)	1,500	16,815

Steel (0.5%)
AK Steel Holding Corp. (b)	1,600	23,888

Telecommunication (2.2%)
Commscope, Inc. (b)	500	15,955
Golden Telecom, Inc.	600	22,206
Loral Space & Communications, Inc. (b)	600	17,424
Surewest Communications	1,200	27,456
UTStarcom, Inc. (b)	2,900	31,233

		114,274

Transportation (2.2%)
Arkansas Best Corp.	400	16,392
ArvinMeritor, Inc.	2,200	33,044
Pacer International, Inc.	800	24,552
PHI, Inc. (b)	700	22,197
U.S. Xpress Enterprises, Inc. (b)	800	15,792

		111,977

Wire & Cable Products (0.4%)
General Cable Corp. (b)	600	22,560

Wireless Communications (0.6%)
Brightpoint, Inc. (b)	1,200	14,520
RF Micro Devices, Inc. (b)	2,100	15,330

		29,850

Total Common Stocks		4,993,599

34	Annual Report 2006

Repurchase Agreements (4.0%)

	Shares or Principal Amount	Value
CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $107,221, collateralized by U.S. Government Agency Mortgages with a market value of $109,350	$107,206	$107,206
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $102,372, collateralized by U.S. Government Agency Mortgages with a market value of $104,405	102,357	102,357

Total Repurchase Agreements		209,563

Total Investments (Cost $5,007,378) (a) —100.0%		5,203,162

Liabilities in excess of other assets — 0.0%		(1,452)

NET ASSETS — 100.0%		$5,201,710

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.

See notes to financial statements.

2006 Annual Report	35

Gartmore Small Cap Growth Opportunities Fund

The Gartmore Small Cap Growth Opportunities Fund was launched Sept. 29, 2006, and, as of Oct. 31, 2006, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner Accordingly, in place of an annual management commentary, set forth below is a description of the Fund’s investment objective.

The Fund’s primary goal is to seek long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by small-capitalization companies that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a growth style of investing. The Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

The Fund cannot guarantee that it will achieve its investment objective. As is true of nearly every fund, the value of the Fund’s investments—and, therefore, the value of Fund shares—may fluctuate.

Portfolio Managers:

Jayne Stevlingson, CFA and Joseph Crivelli

36	Annual Report 2006

Fund Performance	Gartmore Small Cap Growth Opportunities Fund

Total Return

(For period ended October 31, 2006)

		Inception[1]
Class A	w/o SC6	6.60%
	w/SC3	0.47%
Class B	w/o SC6	6.50%
	w/SC4	1.50%
Class C	w/o SC6	6.50%
	w/SC5	5.50%
Class R2		6.60%
Institutional Service Class[2]		6.60%
Institutional Class[2]		6.60%

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Growth Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2006 Annual Report	37

Shareholder Expense Example	Gartmore Small Cap Growth Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 29, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Small Cap Growth Opportunities Fund			Beginning Account Value 9/29/06	Ending Account Value 10/31/06	Expenses Paid During Period		Annualized Expense Ratio
Class A	Actual		$1,000.00	$1,066.00	$1.34	(a)	1.44%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.20	$1.30	(b)	1.44%	(b)
Class B	Actual		$1,000.00	$1,065.00	$2.19	(a)	2.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.38	$2.13	(b)	2.35%	(b)
Class C	Actual		$1,000.00	$1,065.00	$2.19	(a)	2.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.38	$2.13	(b)	2.35%	(b)
Class R	Actual		$1,000.00	$1,066.00	$1.97	(a)	2.11%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.59	$1.91	(b)	2.11%	(b)
Institutional Service Class	Actual		$1,000.00	$1,066.00	$1.31	(a)	1.40%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.23	$1.27	(b)	1.40%	(b)
Institutional Class	Actual		$1,000.00	$1,066.00	$1.26	(a)	1.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.28	$1.22	(b)	1.35%	(b)
[1]	Represents the hypothetical 5% return before expenses.
(a)	Information shown reflects values using the expense ratios and rates of return for the period September 29, 2006 (commencement of operations) to October 31, 2006.
(b)	Information shown reflects values using the expense ratios from September 29, 2006 (commencement of operations) to October 31, 2006 and has been annualized to reflect for the period from September 29, 2006 to October 31, 2006.

38	Annual Report 2006

Portfolio Summary	Gartmore Small Cap Growth Opportunities Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.8%
Repurchase Agreements	3.9%
Other assets in excess of liabilities	3.3%

100.0%

Top Industries
Computer Software & Services	12.5%
Medical Products & Services	11.6%
Manufacturing	8.1%
Oil & Gas	6.5%
Semiconductors	5.4%
Retail	5.4%
Telecommunication Services & Equipment	5.1%
Real Estate Investment Trusts	4.1%
Commercial Services	3.7%
Pharmaceuticals	3.0%
Other Assets	34.6%

100.0%

Top Holdings*
WebEx Communications, Inc.	2.3%
Comtech Group, Inc.	1.8%
Sun Healthcare Group, Inc.	1.7%
Five Star Quality Care, Inc.	1.7%
Sirna Therapeutics, Inc.	1.4%
VistaPrint Ltd.	1.4%
GigaMedia Ltd.	1.3%
SBA Communications Corp.	1.2%
TriZetto Group, Inc. (The)	1.2%
Advanced Analogic Technologies, Inc.	1.1%
Other Assets	84.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

2006 Annual Report	39

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Growth Opportunities Fund

Common Stocks (92.8%)

	Shares or Principal Amount	Value

Aerospace (1.7%)
DRS Technologies, Inc.	700	$30,954
HEICO Corp.	900	32,652
Hexcel Corp. (b)	1,800	29,142

		92,748

Airlines (0.6%)
JetBlue Airways Corp. (b)	2,500	31,400

Automotive (1.3%)
Keystone Automotive Industries, Inc. (b)	1,100	42,306
Midas, Inc. (b)	1,500	30,945

		73,251

Banking (1.2%)
Colonial BancGroup, Inc. (The)	1,500	35,760
Yardville National Bancorp	700	27,902

		63,662

Business Services (2.3%)
Answerthink, Inc. (b)	9,780	29,340
inVentiv Health, Inc. (b)	1,800	51,480
On Assignment, Inc. (b)	3,830	43,471

		124,291

Chemicals (0.5%)
W.R. Grace & Co. (b)	2,000	26,800

Commercial Services (3.7%)
American Reprographics Co. (b)	800	28,400
Chemed Corp.	1,400	49,686
DynCorp International, Inc. (b)	4,700	49,350
VistaPrint Ltd. (b)	2,400	75,072

		202,508

Computer Software & Services (12.5%)
Ariba, Inc. (b)	3,500	26,425
Aspen Technology, Inc. (b)	5,800	58,116
CNET Networks, Inc. (b)	3,000	26,820
GigaMedia Ltd. (b)	7,100	68,657
i2 Technologies, Inc. (b)	1,500	30,315
Internap Network Services Corp. (b)	2,500	41,200
Lionbridge Technologies, Inc. (b)	6,100	41,297

	Shares or Principal Amount	Value

Computer Software & Services (continued)
LookSmart, Ltd. (b)	7,900	$28,835
MICROS Systems, Inc. (b)	500	24,840
Palm, Inc. (b)	2,000	30,700
Shutterfly, Inc. (b)	3,000	39,450
SPSS, Inc. (b)	1,100	30,437
Unica Corp. (b)	700	8,029
WebEx Communications, Inc. (b)	3,300	126,884
webMethods, Inc. (b)	7,900	59,408
WebSideStory, Inc. (b)	2,700	35,235

		676,648

Consulting Services (0.8%)
FTI Consulting, Inc. (b)	1,600	45,456

Data Processing (1.1%)
HMS Holdings Corp. (b)	4,300	59,082

Financial Services (2.9%)
CompuCredit Corp. (b)	490	17,032
GFI Group, Inc. (b)	500	28,835
Investment Technology Group, Inc. (b)	500	23,350
Nelnet, Inc. (b)	690	20,314
Online Resources Corp. (b)	3,000	31,380
Thomas Weisel Partners Group, Inc. (b)	2,200	35,222

		156,133

Food & Beverages (1.2%)
Central European Distribution Corp. (b)	1,600	40,608
Lance, Inc.	1,400	27,328

		67,936

Hotels & Casinos (2.7%)
Bally Technologies, Inc. (b)	2,790	55,382
Gaylord Entertainment Co. (b)	800	37,232
Shuffle Master, Inc. (b)	1,900	53,162

		145,776

Insurance (0.7%)
Aspen Insurance Holdings Ltd.	1,300	32,266
eHealth, Inc. (b)	370	8,184

		40,450

40	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Leasing (0.8%)
Williams Scotsman International, Inc. (b)	1,900	$44,707

Manufacturing (8.1%)
Callaway Golf Co.	3,700	49,691
Crown Holdings, Inc. (b)	2,700	52,488
ESCO Technologies, Inc. (b)	700	30,394
FEI Co. (b)	1,700	38,862
Flow International Corp. (b)	3,700	43,586
Force Protection, Inc. (b)	2,100	15,708
Gardner Denver, Inc. (b)	900	30,591
Goodman Global, Inc. (b)	1,800	28,926
Lindsay Manufacturing Co.	1,100	36,179
Owens-Illinois, Inc. (b)	1,600	26,560
Tempur-Pedic International, Inc. (b)	1,400	27,636
Trinity Industries, Inc.	800	28,848
Valmont Industries, Inc.	500	27,900

		437,369

Medical Products & Services (11.6%)
Advanced Magnetics, Inc. (b)	500	20,750
Alliance Imaging, Inc. (b)	4,700	39,762
Arcadia Resources, Inc. (b)	15,300	48,807
Cepheid, Inc. (b)	3,600	29,556
Dialysis Corporation of America (b)	2,600	35,022
ev3, Inc. (b)	2,900	49,706
Healthspring, Inc. (b)	1,500	30,210
Icon PLC ADR-IE (b)	1,400	50,232
Iris International, Inc. (b)	3,200	38,368
Neurometrix, Inc. (b)	1,330	21,666
PolyMedica, Corp.	800	33,240
QIAGEN N.V. (b)	3,600	56,916
Sirna Therapeutics, Inc. (b)	6,180	78,053
Sun Healthcare Group, Inc. (b)	7,240	94,698

		626,986

Medical Software & Services (1.2%)
TriZetto Group, Inc. (The) (b)	3,900	66,651

Oil & Gas (6.5%)
Arena Resources, Inc. (b)	600	21,432
Bristow Group, Inc. (b)	1,200	39,840
Edge Petroleum Corp. (b)	1,600	29,136
Forest Oil Corp. (b)	500	16,320

	Shares or Principal Amount	Value

Oil & Gas (continued)
Hanover Compressor Co. (b)	2,200	$40,744
Hercules Offshore, Inc. (b)	1,300	46,306
Parallel Petroleum Corp. (b)	1,400	28,350
Petrohawk Energy Corp. (b)	3,700	41,921
Pioneer Drilling Co. (b)	2,800	36,764
T-3 Energy Services, Inc. (b)	900	19,737
TETRA Technologies, Inc. (b)	1,200	31,080

		351,630

Pharmaceuticals (3.0%)
Array BioPharma, Inc. (b)	2,250	22,095
BioMarin Pharmaceutical, Inc. (b)	1,400	22,442
Hana Biosciences, Inc. (b)	3,400	28,458
MGI Pharma, Inc. (b)	1,150	21,885
Pharmion Corp. (b)	1,100	26,895
Progenics Pharmaceuticals, Inc. (b)	600	15,672
SONUS Pharmaceuticals, Inc. (b)	5,000	28,250

		165,697

Publishing (0.5%)
Gatehouse Media, Inc. (b)	1,300	27,885

Real Estate Investment Trusts (4.1%)
Digital Reality Trust, Inc.	1,500	50,085
Five Star Quality Care, Inc. (b)	9,000	92,790
JER Investors Trust, Inc.	1,900	34,124
Redwood Trust, Inc.	800	43,976

		220,975

Restaurants (2.4%)
AFC Enterprises, Inc. (b)	3,300	53,790
Buffalo Wild Wings, Inc. (b)	500	25,850
Morton’s Restaurant Group, Inc. (b)	3,300	53,427

		133,067

Retail (5.4%)
99 Cents Only Stores (b)	4,200	50,358
bebe stores, Inc.	1,400	34,762
deLiA’s, Inc. (b)	4,600	41,768
Jarden Corp. (b)	800	28,784
Pacific Sunwear of California, Inc. (b)	1,800	31,716
Stride Rite Corp. (The)	1,400	20,650
United Retail Group, Inc. (b)	1,900	34,143

2006 Annual Report	41

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Growth Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Retail (continued)
Wet Seal, Inc. (The) (b)	8,100	$50,544

		292,725

Semiconductors (5.4%)
Advanced Analogic Technologies, Inc. (b)	9,900	61,578
Bookham, Inc. (b)	12,400	38,812
Cymer, Inc. (b)	600	27,798
FormFactor, Inc. (b)	300	11,454
Integrated Device Technology, Inc. (b)	1,060	16,801
Monolithic Power Systems, Inc. (b)	1,600	16,064
Nextest Systems Corp. (b)	1,050	10,973
PLX Technology, Inc. (b)	2,500	31,025
Power Integrations, Inc. (b)	1,800	39,492
SiRF Technology Holdings, Inc. (b)	1,400	39,368

		293,365

Steel (0.6%)
Chaparral Steel Co.	800	33,272

Storage (0.9%)
Mobile Mini, Inc. (b)	1,500	48,255

Telecommunication Services & Equipment (5.1%)
Comtech Group, Inc. (b)	5,700	96,216
Comtech Telecommunications Corp. (b)	1,100	39,215
Extreme Networks, Inc. (b)	8,600	32,680
Finisar Corp. (b)	11,800	41,064
SBA Communications Corp. (b)	2,500	66,775

		275,950

Transportation Services (2.5%)
Aircastle Ltd.	900	28,989
Celadon Group, Inc. (b)	1,300	24,388
Greenbrier Cos., Inc. (The)	1,200	45,000
Kirby Corp. (b)	1,100	38,533

		136,910

	Shares or Principal Amount	Value

Utilities (1.5%)
Aquila, Inc. (b)	4,500	$20,655
Cleco Corp.	800	20,560
Infrasource Services, Inc. (b)	2,100	41,098

		82,313

Total Common Stocks		5,043,898

Repurchase Agreements (3.9%)

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $108,890, collateralized by U.S. Government Agency Mortgages with a market value of $111,052	$108,874	108,874

Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $103,965, collateralized by U.S. Government Agency Mortgages with a market value of $106,029	103,950	103,950

Total Repurchase Agreements		212,824

Total Investments (Cost $5,002,691) (a) — 96.7%		5,256,722

Other assets in excess of liabilities — 3.3%		180,471

NET ASSETS — 100.0%		$5,437,193

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depository Receipt
IE	Ireland

See notes to financial statements.

42	Annual Report 2006

Gartmore Small Cap Value Fund

The Gartmore Small Cap Value Fund was launched Sept. 29, 2006, and, as of Oct. 31, 2006, the close of the annual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of an annual management commentary, below is a description of the Fund’s investment objective.

The Fund’s primary goal is to seek long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by small-capitalization companies that, in the opinion of the portfolio managers, exhibit characteristics that are consistent with a value style of investing. The Fund invests primarily in the common stock of small-cap U.S. companies in an attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies.

The Fund cannot guarantee that it will achieve its investment objective. As is true of nearly every fund, the value of the Fund’s investments—and, therefore, the value of Fund shares—may fluctuate.

Portfolio Managers:

Gary Haubold, CFA; William Gerlach, CFA; and Charles Purcell, CFA

2006 Annual Report	43

Fund Performance	Gartmore Small Cap Value Fund

Total Return

(For period ended October 31, 2006)

		Inception[1]
Class A	w/o SC6	4.50%
	w/SC3	-1.51%
Class B	w/o SC6	4.40%
	w/SC4	-0.60%
Class C	w/o SC6	4.40%
	w/SC5	3.40%
Class R2		4.50%
Institutional Service Class[2]		4.50%
Institutional Class[2]		4.50%

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44	Annual Report 2006

Shareholder Expense Example	Gartmore Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 29, 2006, and continued to hold your shares at the end of the reporting period, October 31, 2006.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2006)

Small Cap Value Fund			Beginning Account Value 9/29/06	Ending Account Value 10/31/06	Expenses Paid During Period		Annualized Expense Ratio
Class A	Actual		$1,000.00	$1,045.00	$1.29	(a)	1.40%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.23	$1.27	(b)	1.40%	(b)
Class B	Actual		$1,000.00	$1,044.00	$2.17	(a)	2.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.38	$2.13	(b)	2.35%	(b)
Class C	Actual		$1,000.00	$1,044.00	$2.17	(a)	2.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.38	$2.13	(b)	2.35%	(b)
Class R	Actual		$1,000.00	$1,045.00	$1.95	(a)	2.11%	(a)
	Hypothetical	[1]	$1,000.00	$1,002.59	$1.91	(b)	2.11%	(b)
Institutional Service Class	Actual		$1,000.00	$1,045.00	$1.30	(a)	1.41%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.23	$1.28	(b)	1.41%	(b)
Institutional Class	Actual		$1,000.00	$1,045.00	$1.25	(a)	1.35%	(a)
	Hypothetical	[1]	$1,000.00	$1,003.28	$1.22	(b)	1.35%	(b)
[1]	Represents the hypothetical 5% return before expenses.
(a)	Information shown reflects values using the expense ratios and rates of return for the period September 29, 2006 (commencement of operations) to October 31, 2006.
(b)	Information shown reflects values using the expense ratios from September 29, 2006 (commencement of operations) to October 31, 2006 and has been annualized to reflect for the period from September 29, 2006 to October 31, 2006.

2006 Annual Report	45

Portfolio Summary	Gartmore Small Cap Value Fund

October 31, 2006

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	95.8%
Repurchase Agreements	1.0%
Other assets in excess of liabilities	3.2%

100.0%

Top Industries
Real Estate Investment Trusts	13.6%
Banking	12.5%
Computer Software & Services	7.7%
Retail	5.4%
Financial Services	5.4%
Restaurants	5.1%
Health Care	4.3%
Consumer Products	4.3%
Electronics	3.5%
Machinery	3.1%
Other Assets	35.1%

100.0%

Top Holdings*
Sybase, Inc.	2.6%
Covance, Inc.	2.0%
CBRE Realty Finance, Inc.	2.0%
Interline Brands, Inc.	1.8%
Highland Hospitality Corp.	1.8%
TierOne Corp.	1.6%
Longs Drug Stores Corp.	1.6%
Alliant Techsystems, Inc.	1.6%
NBT Bancorp, Inc.	1.5%
Alaska Air Group, Inc.	1.4%
Other Assets	82.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Assets.

46	Annual Report 2006

Gartmore Small Cap Value Fund

Common Stocks (95.8%)

Statement of Investments

October 31, 2006

	Shares or Principal Amount	Value

Aerospace & Defense (2.8%)
Alliant Techsystems, Inc. (b)	1,100	$84,931
Kaman Corp.	1,100	22,429
Teledyne Technologies, Inc. (b)	1,000	41,720

		149,080

Airlines (2.7%)
Alaska Air Group, Inc. (b)	1,900	76,285
Continental Airlines, Inc. Class B (b)	1,200	44,256
JetBlue Airways Corp. (b)	1,700	21,352

		141,893

Apparel (2.3%)
Kellwood Co.	1,800	55,080
Phillips-Van Heusen Corp.	740	33,862
Warnaco Group, Inc. (The) (b)	1,600	33,984

		122,926

Banking (12.5%)
BancFirst Corp.	900	44,775
Bank of Granite Corp.	1,700	31,875
Chittenden Corp.	1,100	32,439
East West Bancorp, Inc.	1,100	40,161
F.N.B. Corp.	2,500	42,325
Glacier Bancorp, Inc.	1,100	38,412
Great Southern Bancorp, Inc.	1,000	31,370
NBT Bancorp, Inc.	3,200	79,520
Southwest Bancorp, Inc.	1,800	48,798
Suffolk Bancorp	1,900	66,367
TierOne Corp.	2,700	86,346
Trustmark Corp.	900	28,494
Washington Trust Bancorp, Inc.	1,600	43,328
Wilshire Bancorp, Inc.	2,400	47,472

		661,682

Building & Construction (1.8%)
Interline Brands, Inc. (b)	4,100	98,154

Chemicals (0.4%)
Quaker Chemical Corp.	1,100	20,933

Computer Software & Services (7.7%)
Agile Software Corp. (b)	6,100	41,114
Ariba, Inc. (b)	6,300	47,565
Fair Issac Co.	600	21,978
Keane, Inc. (b)	3,200	37,088

	Shares or Principal Amount	Value

Computer Software & Services (continued)
SumTotal Systems, Inc. (b)	1,900	$12,084
Sybase, Inc. (b)	5,600	136,360
TIBCO Software, Inc. (b)	4,700	43,475
Unica Corp. (b)	2,700	30,969
webMethods, Inc. (b)	4,100	30,832
Wind River Systems, Inc. (b)	800	8,784

		410,249

Consumer Products (4.3%)
Ceradyne, Inc. (b)	1,600	66,000
Ennis, Inc.	1,500	34,455
Fossil, Inc. (b)	1,200	26,208
Reddy Ice Holdings, Inc.	1,200	28,800
WD-40 Co.	1,030	35,010
Wolverine World Wide, Inc.	1,300	36,868

		227,341

Electronics (3.5%)
Aeroflex, Inc. (b)	1,000	10,800
Anixter Int’l, Inc. (b)	200	11,952
Bel Fuse, Inc.	2,000	71,240
Directed Electronics, Inc. (b)	3,100	42,625
Epcos AG ADR—DE (b)	1,100	17,545
Technitrol, Inc.	1,200	30,264

		184,426

Financial Services (5.4%)
Affiliated Managers Group, Inc. (b)	500	50,070
BankUnited Financial Corp.	1,100	29,667
Cowen Group, Inc. (b)	4,100	59,245
Morningstar, Inc. (b)	1,200	49,104
Sanders Morris Harris Group, Inc.	4,700	55,272
TradeStation Group, Inc. (b)	1,000	15,650
Wilmington Trust Corp.	700	29,106

		288,114

Food Products (0.8%)
Ralcorp Holdings, Inc. (b)	900	44,505

Health Care (4.3%)
Covance, Inc. (b)	1,800	105,300
Hythiam, Inc. (b)	9,200	74,796
Owens & Minor, Inc.	1,500	47,265

		227,361

2006 Annual Report	47

Statement of Investments (Continued)

October 31, 2006

Gartmore Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Human Resources (0.8%)
MPS Group, Inc. (b)	2,800	$42,700

Insurance (2.1%)
CNA Surety Corp. (b)	2,700	54,918
Hilb Rogal & Hobbs Co.	600	23,952
Midland Co. (The)	700	32,718

		111,588

Machinery (3.1%)
AptarGroup, Inc.	500	27,455
Baldor Electric Co.	2,100	67,368
Briggs & Stratton Corp.	1,000	25,490
IDEX Corp.	1,000	46,900

		167,213

Metals (2.8%)
Metal Management, Inc.	1,900	52,212
Oregon Steel Mills, Inc. (b)	500	27,200
Steel Dynamics, Inc.	400	24,044
Valmont Industries, Inc.	800	44,640

		148,096

Motion Pictures (0.4%)
Dreamworks Animation SKG, Inc. (b)	900	23,805

Oil & Gas (2.1%)
Cabot Oil & Gas Corp.	1,300	68,783
Helix Energy Solutions Group, Inc. (b)	1,400	45,220

		114,003

Real Estate Investment Trusts (13.6%)
Ashford Hospitality Trust	2,200	28,336
CBRE Realty Finance, Inc. (b)	6,800	104,312
Colonial Properties Trust	1,000	50,390
Equity Inns, Inc.	4,400	73,832
Highland Hospitality Corp.	6,800	93,976
KKR Financial Corp.	700	18,781
LaSalle Hotel Properties	1,400	59,150
Lexington Corporate Properties Trust	2,600	55,380
LTC Properties, Inc.	2,000	54,200
National Retail Properties, Inc.	2,300	51,681

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
RAIT Investment Trust	1,000	$30,060
Realty Income Corp.	1,800	47,520
Sunstone Hotel Investors, Inc.	1,810	53,323

		720,941

Restaurants (5.1%)
California Pizza Kitchen, Inc. (b)	1,600	51,632
Panera Bread Co. Class A (b)	680	42,024
Papa John’s Int’l, Inc. (b)	1,800	66,060
Ruby Tuesday, Inc.	2,500	69,375
Ruth’s Chris Steak House, Inc. (b)	1,300	25,597
Sonic Corp. (b)	800	18,200

		272,888

Retail (5.4%)
Big Lots, Inc. (b)	2,100	44,268
Dillard’s, Inc.	1,600	48,272
Dollar Tree Stores, Inc. (b)	1,400	43,526
Dress Barn, Inc. (The) (b)	400	8,688
Longs Drug Stores Corp.	2,000	86,080
Men’s Wearhouse, Inc. (The)	600	23,910
MSC Industrial Direct Co., Inc.	520	21,278
Pier 1 Imports, Inc.	2,000	13,080

		289,102

Semiconductors (2.8%)
Atmel Corp. (b)	4,600	26,450
ATMI, Inc. (b)	1,000	31,690
Brooks Automation, Inc. (b)	2,000	28,400
Diodes, Inc. (b)	500	22,020
Rudolph Technologies, Inc. (b)	1,800	31,788
TriQuint Semiconductor, Inc. (b)	2,100	9,450

		149,798

Technology (2.0%)
Benchmark Electronics, Inc. (b)	1,100	29,205
Ciena Corp. (b)	2,100	49,371
KEMET Corp. (b)	2,400	17,640
Rofin-Sinar Technologies, Inc. (b)	200	12,316

		108,532

Telecommunications (2.6%)
Andrew Corp. (b)	4,400	40,744
Cincinnati Bell, Inc. (b)	5,100	23,919

48	Annual Report 2006

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
Citizens Communications Co.	1,000	$14,660
Sonus Networks, Inc. (b)	11,200	58,576

		137,899

Theaters (0.6%)
Regal Entertainment Group, Class A	1,590	32,961

Transportation (1.3%)
Greenbrier Cos., Inc. (The)	268	10,050
GulfMark Offshore, Inc. (b)	900	31,077
Omega Navigation Enterprises, Inc.	1,700	27,030

		68,157

Utilities (1.6%)
IDACORP, Inc.	300	11,829
Otter Tail Corp.	800	23,952
Sierra Pacific Resources (b)	2,100	31,836
Southwest Gas Corp.	500	17,940

		85,557

Waste Disposal (1.0%)
Clean Harbors, Inc. (b)	1,300	55,627

Total Common Stocks		5,105,531

Repurchase Agreements (1.0%)

	Shares or Principal Amount	Value

CS First Boston, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $26,969, collateralized by U.S. Government Agency Mortgages with a market value of $27,505	$26,965	$26,965
Nomura Securities, 5.17%, dated 10/31/06, due 11/01/06, repurchase price $25,750, collateralized by U.S. Government Agency Mortgages with a market value of $26,261	25,746	25,746

Total Repurchase Agreements		52,711

Total Investments (Cost $5,131,736) (a) — 96.8%		5,158,242

Other assets in excess of liabilities — 3.2%		172,406

NET ASSETS — 100.0%		$5,330,648

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depository Receipt
DE	Germany

See notes to financial statements.

2006 Annual Report	49

Statements of Assets and Liabilities

October 31, 2006

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
Assets:
Investments, at value (cost $4,753,801; $4,480,313; $4,797,815; $4,789,867; and $5,079,025; respectively)	$4,944,509	$4,650,259	$4,993,599	$5,043,898	$5,105,531
Repurchase agreements, at cost and value	243,537	524,586	209,563	212,824	52,711

Total Investments	5,188,046	5,174,845	5,203,162	5,256,722	5,158,242

Cash	862	963	—	—	—
Deposits with broker for securities sold short	1,413,170	4,376,516	—	—	—
Interest and dividends receivable	12,380	24,495	4,233	4,088	6,510
Receivable for investments sold	—	—	—	239,039	803,280
Receivable from adviser	—	—	778	243	236
Prepaid expenses and other assets	2,976	—	79	79	79

Total Assets	6,617,434	9,576,819	5,208,252	5,500,171	5,968,347

Liabilities:
Securities sold short, at value (proceeds $1,398,688; $4,343,584; $0; $0; and $0; respectively)	1,460,080	4,489,303	—	—	—
Payable for investments purchased	24,000	44,000	—	56,435	631,152
Accrued expenses and other payables
Investment advisory fees	1,362	1,294	—	—	—
Fund administration and transfer agent fees	706	702	914	919	919
Distribution fees	3	3	3	3	3
Trustee fees	24	24	29	29	29
Other	1,888	6,957	5,596	5,592	5,596

Total Liabilities	1,488,063	4,542,283	6,542	62,978	637,699

Net Assets	$5,129,371	$5,034,536	$5,201,710	$5,437,193	$5,330,648

Represented by:
Capital	$5,000,928	$5,000,928	$5,000,476	$5,100,476	$5,100,477
Accumulated net investment income (loss)	7,144	19,620	5,450	2,578	5,763
Accumulated net realized gains (losses) from investment transactions	(8,017)	(10,239)	—	80,108	197,902
Net unrealized appreciation (depreciation) on investments	129,316	24,227	195,784	254,031	26,506

Net Assets	$5,129,371	$5,034,536	$5,201,710	$5,437,193	$5,330,648

See notes to financial statements.

50	Annual Report 2006

Statements of Assets and Liabilities (Continued)

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
Net Assets:
Class A Shares	$1,025	$1,006	$1,039	$1,066	$1,045
Class B Shares	1,024	1,005	1,038	1,065	1,044
Class C Shares	1,024	1,005	1,038	1,065	1,044
Class R Shares	1,024	1,005	1,039	1,066	1,045
Institutional Service Class Shares	1,025	1,006	1,039	1,066	1,045
Institutional Class Shares	5,124,249	5,029,509	5,196,517	5,431,865	5,325,425

Total	$5,129,371	$5,034,536	$5,201,710	$5,437,193	$5,330,648

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	100	100	100	100	100
Class B Shares	100	100	100	100	100
Class C Shares	100	100	100	100	100
Class R Shares	100	100	100	100	100
Institutional Service Class Shares	100	100	100	100	100
Institutional Class Shares	500,000	500,000	500,000	509,434	509,461

Total	500,500	500,500	500,500	509,934	509,961

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.25	$10.06	$10.39	$10.66	$10.45
Class B Shares (a)	$10.24	$10.05	$10.38	$10.65	$10.44
Class C Shares (b)	$10.24	$10.05	$10.38	$10.65	$10.44
Class R Shares	$10.24	$10.05	$10.39	$10.66	$10.45
Institutional Service Class Shares	$10.25	$10.06	$10.39	$10.66	$10.45
Institutional Class Shares	$10.25	$10.06	$10.39	$10.66	$10.45

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.88	$10.67	$11.02	$11.31	$11.09

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

2006 Annual Report	51

Statements of Operations

For the Period Ended October 31, 2006

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
INVESTMENT INCOME:
Interest income	$8,238	$20,700	$3,018	$3,398	$4,073
Dividend income	5,004	4,758	3,695	978	3,501

Total Income	13,242	25,458	6,713	4,376	7,574

Expenses:
Investment advisory fees	5,725	5,673	3,933	4,447	4,455
Fund administration and transfer agent fees	706	702	914	919	919
Distribution fees Class B	1	1	1	1	1
Distribution fees Class C	1	1	1	1	1
Dividend expense for securities sold short	3,600	2,887	—	—	—
Registration and filing fees	4,069	4,069	4,521	4,521	4,521
Trustee fees	24	24	29	29	29
Other	1,195	1,195	1,099	1,094	1,099

Total expenses before reimbursed expenses	15,321	14,552	10,498	11,012	11,025
Expenses reimbursed	(4,363)	(4,379)	(4,711)	(4,690)	(4,691)

Net Expenses	10,958	10,173	5,787	6,322	6,334

Net Investment Income (Loss)	2,284	15,285	926	(1,946)	1,240

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(7,229)	(9,976)	—	80,108	197,902
Net change in unrealized appreciation/depreciation on investments	129,316	24,227	195,784	254,031	26,506

Net realized/unrealized gains (losses) on investments	122,087	14,251	195,784	334,139	224,408

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$124,371	$29,536	$196,710	$332,193	$225,648

See notes to financial statements.

52	Annual Report 2006

Statements of Changes in Net Assets

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$2,284	$15,285	$926	$(1,946)	$1,240
Net realized gains (losses) on investment transactions	(7,229)	(9,976)	—	80,108	197,902
Net change in unrealized appreciation/depreciation on investments	129,316	24,227	195,784	254,031	26,506

Change in net assets resulting from operations	124,371	29,536	196,710	332,193	225,648

Change in net assets from capital transactions	5,005,000	5,005,000	5,005,000	5,105,000	5,105,000

Change in net assets	5,129,371	5,034,536	5,201,710	5,437,193	5,330,648

Net Assets:
Beginning of period	—	—	—	—	—

End of period	$5,129,371	$5,034,536	$5,201,710	$5,437,193	$5,330,648

Accumulated net investment income (loss) at end of period	$7,144	$19,620	$5,450	$2,578	$5,763

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See notes to financial statements.

2006 Annual Report	53

Statements of Changes in Net Assets (Continued)

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,000	$1,000	$1,000	$1,000	$1,000

	1,000	1,000	1,000	1,000	1,000

Class B Shares
Proceeds from shares issued	1,000	1,000	1,000	1,000	1,000

	1,000	1,000	1,000	1,000	1,000

Class C Shares
Proceeds from shares issued	1,000	1,000	1,000	1,000	1,000

	1,000	1,000	1,000	1,000	1,000

Class R Shares
Proceeds from shares issued	1,000	1,000	1,000	1,000	1,000

	1,000	1,000	1,000	1,000	1,000

Institutional Service Class Shares
Proceeds from shares issued	1,000	1,000	1,000	1,000	1,000

	1,000	1,000	1,000	1,000	1,000

Institutional Class Shares
Proceeds from shares issued	5,000,000	5,000,000	5,000,000	5,100,000	5,100,000

	5,000,000	5,000,000	5,000,000	5,100,000	5,100,000

Change in net assets from capital transactions	$5,005,000	$5,005,000	$5,005,000	$5,105,000	$5,105,000

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See notes to financial statements.

54	Annual Report 2006

Statements of Changes in Net Assets (Continued)

	Gartmore Hedged Core Equity Fund	Gartmore Market Neutral Fund	Gartmore Small Cap Core Fund	Gartmore Small Cap Growth Opportunities Fund	Gartmore Small Cap Value Fund
	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)	Period Ended October 31, 2006 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	100	100	100	100	100

	100	100	100	100	100

Class B Shares
Issued	100	100	100	100	100

	100	100	100	100	100

Class C Shares
Issued	100	100	100	100	100

	100	100	100	100	100

Class R Shares
Issued	100	100	100	100	100

	100	100	100	100	100

Institutional Service Class Shares
Issued	100	100	100	100	100

	100	100	100	100	100

Institutional Class Shares
Issued	500,000	500,000	500,000	509,434	509,461

	500,000	500,000	500,000	509,434	509,461

Total change in shares	500,500	500,500	500,500	509,934	509,961

(a)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.

See notes to financial statements.

2006 Annual Report	55

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Hedged Core Equity Fund

		Investment Activities							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Includes Dividend Expense)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (Includes Dividend Expense) (b)		Dividend Expense (c)		Portfolio Turnover (d)

Class A Shares
Period Ended October 31, 2006 (e)	$10.00	—	(f)	0.25	0.25	$10.25	2.50%	(g)	$1	2.30%	(h)	0.32%	(h)	2.85%	(h)	(0.23%	)(h)	0.79%	(h)	0.00%

Class B Shares
Period Ended October 31, 2006 (e)	$10.00	(0.01)		0.25	0.24	$10.24	2.40%	(g)	$1	3.59%	(h)	(0.62%	)(h)	4.62%	(h)	(1.65%	)(h)	0.79%	(h)	0.00%

Class C Shares
Period Ended October 31, 2006 (e)	$10.00	(0.01)		0.25	0.24	$10.24	2.40%	(g)	$1	3.59%	(h)	(0.62%	)(h)	4.69%	(h)	(1.72%	)(h)	0.79%	(h)	0.00%

Class R Shares
Period Ended October 31, 2006 (e)	$10.00	—	(f)	0.24	0.24	$10.24	2.40%	(g)	$1	3.23%	(h)	(0.25%	)(h)	4.01%	(h)	(1.03%	)(h)	0.79%	(h)	0.00%

Institutional Service Class Shares
Period Ended October 31, 2006 (e)	$10.00	—	(f)	0.25	0.25	$10.25	2.50%	(g)	$1	2.51%	(h)	0.47%	(h)	3.61%	(h)	(0.63%	)(h)	0.79%	(h)	0.00%

Institutional Class Shares
Period Ended October 31, 2006 (e)	$10.00	—	(f)	0.25	0.25	$10.25	2.50%	(g)	$5,124	2.39%	(h)	0.50%	(h)	3.34%	(h)	(0.45%	)(h)	0.79%	(h)	0.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Indicates the dividend expense charged for the period to average net assets.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(f)	Amount is less than $0.005.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

56	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Market Neutral Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Includes Dividend Expense)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Includes Dividend Expense) (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Dividend Expense (c)		Portfolio Turnover (d)

Class A Shares
Period Ended October 31, 2006 (e)	$10.00	0.03	0.03	0.06	$10.06	0.60%	(f)	$1	2.23%	(g)	3.56%	(g)	2.82%	(g)	2.97%	(g)	0.64%	(h)	0.00%

Class B Shares
Period Ended October 31, 2006 (e)	$10.00	0.02	0.03	0.05	$10.05	0.50%	(f)	$1	3.45%	(g)	2.10%	(g)	4.48%	(g)	1.07%	(g)	0.64%	(h)	0.00%

Class C Shares
Period Ended October 31, 2006 (e)	$10.00	0.02	0.03	0.05	$10.05	0.50%	(f)	$1	3.45%	(g)	2.10%	(g)	4.53%	(g)	1.02%	(g)	0.64%	(h)	0.00%

Class R Shares
Period Ended October 31, 2006 (e)	$10.00	0.02	0.03	0.05	$10.05	0.50%	(f)	$1	3.09%	(g)	2.46%	(g)	3.89%	(g)	1.65%	(g)	0.64%	(h)	0.00%

Institutional Service Class Shares
Period Ended October 31, 2006 (e)	$10.00	0.03	0.03	0.06	$10.06	0.60%	(f)	$1	2.36%	(g)	3.19%	(g)	3.45%	(g)	2.10%	(g)	0.64%	(h)	0.00%

Institutional Class Shares
Period Ended October 31, 2006 (e)	$10.00	0.03	0.03	0.06	$10.06	0.60%	(f)	$5,030	2.24%	(g)	3.37%	(g)	3.21%	(g)	2.40%	(g)	0.64%	(h)	0.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Indicates the dividend expense charged for the period to average net assets.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2006 Annual Report	57

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Core Fund

		Investment Activities							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.39	0.39	$10.39	3.90%	(f)	$1	1.52%	(g)	(0.38%	)(g)	2.56%	(g)	(1.42%	)(g)	0.00%

Class B Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)		0.39	0.38	$10.38	3.80%	(f)	$1	2.25%	(g)	(0.81%	)(g)	3.17%	(g)	(1.73%	)(g)	0.00%

Class C Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)		0.39	0.38	$10.38	3.80%	(f)	$1	2.25%	(g)	(0.81%	)(g)	3.17%	(g)	(1.73%	)(g)	0.00%

Class R Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.39	0.39	$10.39	3.90%	(f)	$1	1.99%	(g)	(0.45%	)(g)	3.07%	(g)	(1.53%	)(g)	0.00%

Institutional Service Class Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.39	0.39	$10.39	3.90%	(f)	$1	1.27%	(g)	0.26%	(g)	2.52%	(g)	(0.98%	)(g)	0.00%

Institutional Class Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.39	0.39	$10.39	3.90%	(f)	$5,197	1.25%	(g)	0.20%	(g)	2.27%	(g)	(0.82%	)(g)	0.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(e)	Amount is less than $0.005.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

58	Annual Report 2006

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Growth Opportunities Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)	0.67	0.66	$10.66	6.60%	(e)	$1	1.44%	(f)	(0.54%	)(f)	2.15%	(f)	(1.25%	)(f)	37.38%

Class B Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)	0.66	0.65	$10.65	6.50%	(e)	$1	2.35%	(f)	(1.53%	)(f)	3.40%	(f)	(2.58%	)(f)	37.38%

Class C Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)	0.66	0.65	$10.65	6.50%	(e)	$1	2.35%	(f)	(1.53%	)(f)	3.40%	(f)	(2.58%	)(f)	37.38%

Class R Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)	0.67	0.66	$10.66	6.60%	(e)	$1	2.11%	(f)	(1.18%	)(f)	3.02%	(f)	(2.09%	)(f)	37.38%

Institutional Service Class Shares
Period Ended October 31, 2006 (d)	$10.00	— (g)	0.66	0.66	$10.66	6.60%	(e)	$1	1.40%	(f)	(0.47%	)(f)	2.46%	(f)	(1.53%	)(f)	37.38%

Institutional Class Shares
Period Ended October 31, 2006 (d)	$10.00	— (g)	0.66	0.66	$10.66	6.60%	(e)	$5,432	1.35%	(f)	(0.41%	)(f)	2.35%	(f)	(1.41%	)(f)	37.38%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

2006 Annual Report	59

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Value Fund

		Investment Activities							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.45	0.45	$10.45	4.50%	(f)	$1	1.40%	(g)	0.13%	(g)	2.08%	(g)	(0.56%	)(g)	194.16%

Class B Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)		0.45	0.44	$10.44	4.40%	(f)	$1	2.35%	(g)	(0.82%	)(g)	3.40%	(g)	(1.87%	)(g)	194.16%

Class C Shares
Period Ended October 31, 2006 (d)	$10.00	(0.01)		0.45	0.44	$10.44	4.40%	(f)	$1	2.35%	(g)	(0.82%	)(g)	3.40%	(g)	(1.87%	)(g)	194.16%

Class R Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.45	0.45	$10.45	4.50%	(f)	$1	2.11%	(g)	(0.47%	)(g)	3.10%	(g)	(1.46%	)(g)	194.16%

Institutional Service Class Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.45	0.45	$10.45	4.50%	(f)	$1	1.41%	(g)	0.22%	(g)	2.47%	(g)	(0.83%	)(g)	194.16%

Institutional Class Shares
Period Ended October 31, 2006 (d)	$10.00	—	(e)	0.45	0.45	$10.45	4.50%	(f)	$5,325	1.35%	(g)	0.26%	(g)	2.35%	(g)	(0.73%	)(g)	194.16%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated. `
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(e)	Amount is less than $0.005.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

60	Annual Report 2006

Notes to Financial Statements

October 31, 2006

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005: the redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2006, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-nine (49) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Hedged Core Equity Fund (“Hedged Core Equity”)

- Gartmore Market Neutral Fund (“Market Neutral”)

- Gartmore Small Cap Core Fund (“Small Cap Core”)

- Gartmore Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”)

- Gartmore Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Funds Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the

2006 Annual Report	61

Notes to Financial Statements (Continued)

October 31, 2006

principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

62	Annual Report 2006

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, the Hedged Core Equity Fund and the Market Neutral Fund engaged in short-selling of portfolio securities. The Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statements of Investments for the Funds.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of October 31, 2006, the Funds did not have any securities on loan.

2006 Annual Report	63

Notes to Financial Statements (Continued)

October 31, 2006

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, paydowns, and distributions from real estate investment trusts) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. The method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of NWD Investment Management, Inc., (prior to November 30, 2006 known as “Gartmore Global Investments, Inc.” (“GGI”)), a holding company. NWD Investment Management, Inc. is a majority-owned subsidiary of NWD Management & Research Trust (prior to November 30, 2006 known as “Gartmore Global Asset Management Trust” (“GGAMT”)). NWD Management & Research Trust is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

64	Annual Report 2006

Under the terms of the Investment Advisory Agreements, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for GMF is as follows for the period ended October 31, 2006:

Fund	Fee Schedule	Fees
Hedged Core Equity and
Market Neutral	All Assets	1.25%
Small Cap Core	Up to $500 million	0.85%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%
Small Cap Growth Opportunities and	Up to $500 million	0.95%
Small Cap Value	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until at least February 28, 2008:

Fund	Expense Caps	Amount
Hedged Core Equity	All Classes	1.65%
Market Neutral	All Classes	1.65%
Small Cap Core	All Classes	1.25%
Small Cap Growth Opportunities	All Classes	1.35%
Small Cap Value	All Classes	1.35%

GMF may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreements at a later date not to exceed (i) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the period ended October 31, 2006, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF would be:

Fund	Amount Period ended October 31, 2006
Hedged Core Equity	$4,363
Market Neutral	4,379
Small Cap Core	4,711
Small Cap Growth Opportunities	4,690
Small Cap Value	4,691

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A,

2006 Annual Report	65

Notes to Financial Statements (Continued)

October 31, 2006

Class B, Class C, and Class R shares of the Funds. GDSI is a majority-owned subsidiary of NWD Management & Research Trust. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments.

The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the period ended October 31, 2006, GDSI received no commissions from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion up to $3 billion	0.19%
$3 billion up to $4 billion	0.15%
$4 billion up to $5 billion	0.08%
$5 billion up to $10 billion	0.05%
$10 billion up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

GSA and BISYS have agreed to designate certain sub-transfer agency agreements GSA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, BISYS will credit to GSA an amount equal to the lesser of (i) the actual amount GSA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. BISYS will calculate and credit such amounts to GSA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. (“Nationwide Financial Services”), an affiliate of NWD Management & Research Trust, and financial institutions, which agree to provide administrative support services to the

66	Annual Report 2006

shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Institutional Service Class shares of each of the Funds.

Under terms of a letter agreement dated September 12, 2006, by and among GSA and the Audit Committees of the Funds and Gartmore Variable Insurance Trust, the Funds have agreed to reimburse GSA their pro-rata portion of certain costs related to the Funds’ ongoing administration, monitoring and annual (audit) testing of the Funds’ Rule 38a-1 Compliance Program subject to the pre-approval of the Funds’ Audit Committee. Such costs include: (1) $160 per hour for services performed on behalf of the Funds by employees of GSA or GSA’s affiliates (other than the Fund CCO); (2) travel costs and other reasonable incidental expenses (without markup) incurred by employees of GSA or GSA’s affiliates in connection with performance of such services; and (3) in the event it becomes necessary to supplement the services of GSA’s (and GSA’s affiliates’) employees, in order to complete the Funds’ Rule 38a-1 annual compliance audit, the costs of a mutually-agreed upon independent contractor’s costs to provide such services.

As of October 31, 2006, GMF or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Hedged Core Equity	100%
Market Neutral	100%
Small Cap Core	100%
Small Cap Growth Opportunities	98%
Small Cap Value	98%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the period ended October 31, 2006, the Funds had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Co., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be included in other fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 26, 2007, with a commitment fee of 0.08% per year on $100,000,000. There were no borrowings outstanding under this line of credit during the period ended October 31, 2006.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts. Earning credits are shown as a reduction of total expenses on the Statement of Operations.

2006 Annual Report	67

Notes to Financial Statements (Continued)

October 31, 2006

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2006 are summarized as follows:

Fund	Purchases	Sales
Hedged Core Equity	$4,753,801	$—
Market Neutral	2,218,658	—
Small Cap Core	4,797,815	—
Small Cap Growth Opportunities	6,089,777	1,380,018
Small Cap Value	10,130,409	5,241,556

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging markets instruments are subject to certain additional credit and market risks. The yields of high yield and emerging markets debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

68	Annual Report 2006

9. Federal Tax Information

As of October 31, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Hedged Core Equity	$7,143	$7,143	$(8,017)	$129,316	$128,442
Market Neutral	19,620	19,620	(6,845)	20,833	33,608
Small Cap Core	5,450	5,450	—	195,784	201,234
Small Cap Growth Opportunities	82,686	82,686	—	254,031	336,717
Small Cap Value	204,735	204,735	—	25,436	230,171
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and return of capital adjustments from real estate investment trusts.

As of October 31, 2006, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Hedged Core Equity	$4,997,338	$238,745	$(109,429)	$129,316
Market Neutral	5,007,538	244,085	(223,252)	20,833
Small Cap Core	5,007,378	270,851	(75,067)	195,784
Small Cap Growth Opportunities	5,002,690	334,178	(80,147)	254,031
Small Cap Value	5,132,806	106,625	(81,189)	25,436

As of October 31, 2006, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Hedged Core Equity	$8,017	2014
Market Neutral	7,600	2014

Recently Issued Accounting Pronouncements–On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48. Its impact to the financial statements has not yet been determined.

2006 Annual Report	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and statements of securities sold short of Gartmore Hedged Core Equity Fund and Gartmore Market Neutral Fund, and the statement of investments of Gartmore Small Cap Core Fund, Gartmore Growth Opportunities Fund and Gartmore Small Cap Value Fund (five series of Gartmore Mutual Funds, hereafter referred to as the "Funds") at October 31, 2006 and the results of each of their operations, changes in each of their net assets and financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2006

70	Annual Report 2006

Supplemental Information

1. Approval of Investment Adviser Contract

The Board of Trustees (the “Board”) met on June 14, 2006, and on September 13, 2006, to consider, among other things, the creation of several new Funds, and to consider the proposed adviser, advisory services and advisory fees for such new Funds. At the June 14, 2006 meeting, the Board considered whether to approve an investment advisory agreement between Gartmore Mutual Fund Capital Trust (“GMFCT”) and Gartmore Mutual Funds (the “Trust”) on behalf of the Gartmore Hedged Core Equity Fund (“Hedged Core Equity”); and, at the September 13, 2006 meeting, the Board considered whether to also approve an investment advisory agreement between GMFCT and the Trust on behalf of five additional new Funds including: (1) Gartmore Market Neutral Fund (“Market Neutral”); (2) Gartmore Small Cap Core Fund (“Small Cap Core”); (3) Gartmore Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”); (4) Gartmore Small Cap Value Fund (“Small Cap Value”); and (5) another new Fund that had not yet commenced operations as of the date of this report.

The Independent Trustees received assistance and advice from, and met separately with, independent counsel regarding their legal duties and responsibilities in considering each such Fund’s proposed investment advisory agreement. The Board considered all information it deemed relevant, including, but not limited to, the following information with respect to each new Fund:

1. the Fund’s proposed advisory fee and any anticipated ancillary benefits to GMFCT;

2. the Fund’s proposed advisory fee (including any breakpoints) in comparison to the advisory fees of each proposed new Fund’s Lipper and Morningstar peer groups; and

3. the Fund’s proposed total expenses (and any expense limitations/fee waivers proposed by GMFCT) in comparison to those of each new Fund’s peer groups.

Because these are new Funds, the Board could not consider comparative information regarding performance of the Fund, or the level of profitability (or lack thereof) that GMFCT would receive for investment management services to be provided to each such new Fund.

Following its review and discussions, a majority of the Board, including a majority of the Independent Trustees (as such term is defined in Section 2(a)(19) of the 1940 Act), determined it was appropriate to approve each new Fund’s proposed investment advisory agreement for an initial period to run through February 28, 2008 for the following reasons:

Market Neutral

The Board considered the Adviser’s recommendation to create a new Fund that will feature alternative investments that implement a long/short strategy. Specifically, the Board considered the Adviser’s proposed investment strategy in which the Fund will seek long-term capital appreciation from a broadly diversified portfolio of US stocks, while neutralizing the general risks associated with stock market investing. The Adviser noted that this Fund may also be offered as an underlying fund to one or more of the Gartmore Optimal Allocations Funds.

The Board considered the Adviser’s proposed investment process for the Fund which will seek to achieve its investment objective by purchasing and selling short equity securities of US companies that comprise the Russell 3000 Index. The Fund intends to take long positions the Adviser deems attractive according to the Advisers multi-factors quantitative model. The Fund will sell short those equity securities the Adviser deems unattractive according to the multi-factor quantitative model. The Adviser informed the Board that the Fund intends to maintain approximately equal value exposure in its long or short positions in order to seek to neutralize the effects on its performance resulting from general market movements or sector swings. The board also considered the Adviser’s recommendation to use the Citigroup 3-month T-bill Index as the Fund’s primary benchmark. Finally, the Board considered that the proposed Fund’s competitive peer groups would be the Morningstar Long-Short category and the Lipper Equity Market Neutral category.

Next, the Board considered the proposed contractual advisory fee of 1.25% on all assets (which is a reduction from the Adviser’s initial proposal of 1.50%) and the Fund’s anticipated total expenses (based on $10 million of assets). The Board noted that the proposed contractual advisory fee of 1.25% is higher than the Lipper Equity Market Neutral

2006 Annual Report	71

Supplemental Information (Continued)

category and Morningstar Long-Short category average of 1.14% and the Lipper Equity Market Neutral category and

Morningstar Long-Short category median of 1.17%. The Board also noted, however, that the Fund’s contractual advisory fee is within the range of those of similarly managed funds. Further, the Board noted that the Adviser has agreed to waive fees and limit Fund expenses to 1.65% through at least February 28, 2008. The Board then considered that even with the expense limit in place, the Fund’s projected total expense ratio of 1.65% is higher than the Lipper Equity Market Neutral category and Morningstar Long-Short category average of 1.51% and the Lipper Equity Market Neutral category and Morningstar Long-Short category median of 1.48%. The Board noted, however, that the Fund’s total expense ratio is well within the range of similar funds’ total expenses. The Board and the Adviser then discussed at length the proposed contractual advisory fee and expense limit for the Fund. The Board considered the Adviser’s responses to its questions about the proposed fees and expense limit and also the marketing and distribution plans for the Fund.

The Board then considered the services to be provided to the Fund by the Adviser, including all anticipated ancillary benefits to be received by the Adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Hedged Core Equity

The Board considered the Adviser’s recommendation to create a new Fund that will have both long and short positions in equity securities, primarily of large cap U.S. companies. The Board considered the Adviser’s proposed investment process, and the Adviser’s recommendation that the Russell 1000 Index serve as the Fund’s benchmark. The Board also considered the Adviser’s proposed investment strategy for the Fund, with a target a portfolio allocation of 80-100% long positions and 30-35% short sales as a percentage of net assets, which will generally result in a target net position (combined long and short positions) of 65%. Therefore, the Board also considered the appropriateness of the use of a secondary benchmark for the Fund: a composite of [65% Russell 1000 and 35% T-bills]. Finally, the Board considered that the Funds’ competitive peer groups would be the Morningstar Long-Short category and the Lipper Long Short category.

Next, the Board considered the proposed contractual advisory fee (including breakpoints) and the Fund’s anticipated total expenses (based on $10 million of assets). The Board considered that the Fund’s contractual advisory fee of 1.50% is higher than the 1.25% median of its Morningstar Long-Short category and is also higher than the 1.36% median of its Lipper Long Short Equity category, but well within the range of its category peers. The Board also considered that the Fund will be a capacity-constrained product. The Board further noted, that the Adviser has agreed to waive fees and limit Fund expenses to 1.90% through at least February 28, 2008. The Board then noted that the Fund’s projected total expense ratio of 1.90% is below the 2.07% median of its Morningstar Long-Short category and below the 1.99% median of its Lipper Long-Short Equity category.

The Board considered the information and discussion with respect to the services proposed to be provided to the Fund by the Adviser, including any anticipated ancillary benefits anticipated to be received by the adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Finally, the Board considered the distribution plan that Gartmore Distribution Services, Inc. provided for the Fund.

Small Cap Value

The Board considered the Adviser’s recommendation to create a new Fund that will invest primarily in equity securities issued by U.S. and foreign small-cap companies the Adviser considers to be “value companies.” The Board considered the Adviser’s proposed investment process for this Fund and the Adviser’s recommendation that the Russell 2000 Value Index serve as the Fund’s benchmark. The Board also considered the Fund’s competitive peer groups, the Morningstar Small Cap Value category and the Lipper Small Cap Value category.

Next, the Board considered the proposed contractual advisory fee (including breakpoints) and the anticipated total expenses (based on $10 million in assets). The Board considered that the Fund’s proposed contractual advisory fee of 0.95% is higher than the Lipper Small Cap Value category median of 0.81% and its Lipper Small Cap Value category average of 0.82%. The Board also noted, however, that the Fund’s contractual advisory fee is well within the range of

72	Annual Report 2006

fees for similarly managed funds. Moreover, the Board noted that the Adviser had contractually agreed to waive fees and limit the Fund’s total expenses through at least February 28, 2008. The Board considered that, at the capped amount of 1.35%, the Fund’s anticipated total expenses are above the Lipper Small Cap Value category median of 1.15% and the Lipper Small Cap Value average of 1.20%. The Board also noted that the Fund’s total expenses are within the range of the total expenses of its category peer funds. The Board then discussed with the Adviser and its affiliates, the proposed distribution plans for the new Fund, in particular, when the Adviser projects the first advisory fee breakpoint level may be reached, reducing the Fund’s proposed Advisory fee to 0.85%.

The Board considered the information and discussion with respect to the services proposed to be provided to the Fund by the Adviser, including all anticipated ancillary benefits to be received by the Adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Small Cap Growth Opportunities

The Board considered the Adviser’s recommendation to create a new Fund that will invest primarily in small cap equity securities of U.S. companies that the Adviser considers to be “growth-oriented” companies that potentially may provide investors with a higher return than funds that invest primarily in larger more established companies. The Board considered the Adviser’s proposed investment process for the Fund and the proposed benchmark for the Fund, the Russell 2000 Growth Index.

Next, the Board considered the new Fund’s proposed contractual advisory fee of 0.95% (including breakpoints) as compared to those of its proposed peer groups, the Morningstar Small Cap Growth category and the Lipper Small Cap Growth category median of 0.89% and average of 0.85%. The Board noted that the Fund’s proposed contractual advisory fee is above the median and average of its Morningstar Small Cap Growth and Lipper Small Cap Growth category peers. The Board also noted, however, that the fee is well within the range of the Fund’s category peers. The Board also considered that the Fund will be a capacity-constrained product. The Board considered that the Adviser has agreed to contractually waive fees and limit the Fund’s total expenses to 1.35% through at least February 28, 2008. The Board also noted that although the Fund’s anticipated total expenses, when capped at 1.35%, exceed the median (1.25%) and the average (1.30%) total expenses of its category peers it is well within the range of the total expenses of its category peers. The Board then discussed with the adviser and its affiliates, the distribution plan for the Fund, and the Adviser’s projection of when the Fund may reasonably be expected to reach its first advisory fee breakpoint level, which would result in a decrease in the contractual advisory fee.

The Board considered the information and discussion with respect to the services proposed to be provided to the Fund by the Adviser, including any anticipated ancillary benefits anticipated to be received by the Adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Small Cap Core

The Board considered the Adviser’s recommendation to create a new Fund that will invest primarily in equity securities issued by small cap companies but which will not specifically target growth or value style securities. As proposed, the Fund will focus on the broader small-cap market and invest in both growth and value style securities. The Board considered the Adviser’s proposed investment strategy and the quantitative techniques used to evaluate stocks in the Russell 2000 Index universe. The Board considered the proposed benchmark for the Fund.

Next, the Board considered the proposed contractual advisory fee of 0.85% (including breakpoints). The Board noted that the Fund’s proposed contractual advisory fee is above the Fund’s Lipper Small Cap Core category median and average which are both 0.77%. The Board also considered, however, that the proposed contractual advisory fee is well within the range of its category peers. The Board considered that the Fund will be a capacity-constrained product. The Board also considered that the Adviser had agreed to contractually limit the Fund’s total expenses to 1.25% through at least February 28, 2008. The Board noted that, even at the capped amount, the Fund’s anticipated total expenses are above the Lipper Small Cap Core category median of 1.15% and average of 1.16%. The Board also noted however, that

2006 Annual Report	73

Supplemental Information (Continued)

the Fund’s total expenses are well within the range of its category peers. The Board discussed with the Adviser and its affiliates, the distribution plan for the Fund, and the Adviser’s projection of when the Fund may reasonably be expected to reach the first advisory fee breakpoint which will reduce the advisory fee.

The Board considered the information and discussion with respect to the services proposed to be provided to the Fund by the Adviser, including all anticipated ancillary benefits to be received by the Adviser, including fee income, if any, for performing other services, soft dollars, and affiliated brokerage commissions.

Whereupon, the Board including a majority of the Independent Trustees, having considered all of the information it deemed relevant and being satisfied with the Adviser’s, and its affiliates’ responses to the Board’s questions, determined to approve the investment advisory agreements for each new Fund for an initial period of two years and to undertake the Board’s first review and any consideration of reapproval of each Fund’s advisory agreement at its December 2007—January 2008 Annual 15(c) Contract Review Meetings.

74	Annual Report 2006

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Charles E. Allen c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	97	None

Paula H.J. Cholmondeley c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley is an independent strategy consultant. Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	97	Director of Dentsply International, Inc., Ultralife Batteries, Inc., Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore[3] c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	97	None

Phyllis K. Dryden c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Beginning in February 2006 Ms. Dryden is employed by The Mitchell Madison Group, a management consulting company. Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2002.	97	None

Barbara L. Hennigar c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	97	None

2006 Annual Report	75

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2006 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee[2]

Barbara I. Jacobs c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from December 2000 through January 2006. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with Teachers Insurance and Annuity Association - College Retirement Equities Fund.	97	None

Douglas F. Kridler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	97	None

Michael D. McCarthy c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until June 2005; and a partner of Pineville Properties LLC (a commercial real estate development firm).	97	None

David C. Wetmore c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	97	None
1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serves as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFS is under common control with each of the Gartmore companies that serve as investment advisers and principal underwriter to the Trust, as each is a majority-owned subsidiary of Nationwide Corporation (“NC”) and, through NC, of Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%).

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

76	Annual Report 2006

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2006

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

Paul J. Hondros NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various NWD Investments Group entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Morley Financial Services, Inc. (“MFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] NWD Management & Research Trust (“NWDMRT”),[3] NWD Investment Management, Inc. (“NWDIM”),[3] Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.,[3] as well as several entities within Nationwide Financial Services, Inc.	97	None

Arden L. Shisler c/o NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of K&B Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to K&B from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[3]	97	Director of Nationwide Financial Services, Inc.

Gerald J. Holland NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for NWDIM,[3] GMFCT,[3] and GSA.[3]	N/A	N/A

Michael A. Krulikowski NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of NWDIM[3]. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	N/A	N/A

Eric E. Miller NWD Investment Management, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for NWDIM,[3] GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	N/A	N/A

2006 Annual Report	77

Management Information (Unaudited) (Continued)

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.nwdfunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

78	Annual Report 2006

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006
Audit Fees	$455,145	$489,034
Audit-Related Fees[1]	$0	$0
Tax Fees[2]	$211,750	$151,427
All Other Fees	$0	$0

Total	$666,895	$640,461

[1]	Services include security counts performed under Rule 17f-2 of the 1940 Act.
[2]	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment advisers (i.e., Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, and Gartmore Morley Capital Management, Inc.) (hereinafter referred to collectively as “NWD Investment Management, Inc.” or “NWD”, prior to November 30, 2006, “Gartmore Global Investments”), and any service provider to the registrant controlling, controlled by, or under common control with NWD that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006.

	2005	2006
Audit-Related Fees	None	None
Tax Fees	None	$13,825	(1)
All Other Fees	None	None

Total	None	$13,825	(1)

(1)	Relates to expatriate tax compliance and advisory services to Gartmore Global Investments, Inc. for employees on international assignment including local tax return preparation in overseas locations.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NWD and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NWD or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NWD, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NWD and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended October 31, 2006, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was         % [if over 50%]. Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended October 31, 2005, and October 31, 2006 were $3,984,969, and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NWD and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence. Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees, however, on November 11, 2005, approved amendments to this policy and recommended that the Board of Trustees approve the amendments to the policy at the Board’s next regular meeting, to be held on January 12, 2006. The proposed Board amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications executed pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications executed pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John H. Grady
	Name:	John Grady
	Title:	President
	Date:	January 8, 2007

By (Signature and Title)	/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	January 8, 2007